UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08319

Voya Partners, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-3862

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2023

Classes ADV, I, R6, S and S2

Voya Partners, Inc.

■	Voya Global Bond Portfolio	■	VY® Columbia Small Cap Value II Portfolio
■	Voya Global Insights Portfolio (Formerly, VY® Invesco Global Portfolio)	■	VY® Invesco Comstock Portfolio
■	Voya International High Dividend Low Volatility Portfolio	■	VY® Invesco Equity and Income Portfolio
■	VY® American Century Small-Mid Cap Value Portfolio	■	VY® JPMorgan Mid Cap Value Portfolio
■	VY® Baron Growth Portfolio	■	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
■	VY® Columbia Contrarian Core Portfolio	■	VY® T. Rowe Price Growth Equity Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www. voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg U.S. Government/Credit Index	An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI ACWI Growth Index	Captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long- term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
MSCI EAFE® Value Index (“MSCI EAFE® Value”)	The index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Value Index	An index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.
Russell 2500TM Growth Index	Measures the performance of the small-to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500TM Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Value Index	Measures the performance of those S&P SmallCap 600® Index companies with lower price- to-book ratios.

Voya Global Bond Portfolio	Portfolio Managers’ Report

Voya Global Bond Portfolio (the “Portfolio”) seeks to maximize total return through a combination of current income and capital appreciation. The Portfolio is managed by Sean Banai, CFA, and Brian Timberlake, Ph.D., CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 5.97% compared to the Bloomberg Global Aggregate Index (“Index”), which returned 5.72% for the same period.

Portfolio Specifics: The Portfolio outperformed the Index for the period. Asset allocation and currency positioning detracted, while duration and yield curve positioning added to performance.

Yields see-sawed over the course of 2023. Market expectations of an end to central bank rate hikes were dashed as economic data showed greater resilience and central bank hawkishness sent yields higher at the beginning of the year. The U.S. regional bank crisis that saw the downfall of Silicon Valley Bank and also contributed to acquisition of Credit Suisse by rival UBS saw a flight to quality and a retrenchment in yields as worries grew that global central banks ‘broke’ the economy. Those worries were short-lived as the economy soldiered on and inflation levels while trending lower were still too high relative to central bank targets. Going into the fall, markets finally succumbed to the U.S. Federal Reserve’s “higher for longer” and the 10-year U.S. Treasury yield traded above 5%, a level not witnessed since prior to the 2008 financial crisis. Then came November and with it, a notable turn in sentiment. Inflation data continued to decline, and economic activity was received by the markets as less threatening to the inflation picture. The more balanced backdrop laid the ground for, the Fed to confirm market expectations that a less restrictive stance was in the near future and the updated dot plot showed that every single participant believed the hiking cycle had concluded. By the end of the year, the 10-year U.S. Treasury landed exactly where it started 2023 while 10-year European yields were broadly lower as the economic outlook remains tepid and Japanese government bond yields inched higher as the central bank has eased off on yield curve control. The U.S. dollar performance was anchored by the Fed, with the dollar remaining persistently strong early in the year owing to a more hawkish Fed. The peak in U.S. yields coincided with a peak in the U.S. dollar, with both developed and emerging market currencies recovering some of the losses in the final quarter. For the year, developed currencies were weaker, whereas emerging market currencies bested the U.S. dollar for the full period.

Geographic Diversification as of December 31, 2023 (as a percentage of net assets)
United States(1)	66.7%
China	9.7%
Cayman Islands	9.0%
Malaysia	1.5%
Spain	1.5%
Canada	1.3%
Mexico	1.0%
South Africa	0.9%
United Kingdom	0.6%
Brazil	0.5%
Countries between 0.0% - 0.5%^	2.9%
Assets in Excess of Other Liabilities*,**	4.4%
Net Assets	100.0%

* Includes short-term investments.

**    Includes purchased options.

^     Includes 13 countries, which each 0.0% - 0.5% of net assets.

(1)   Includes 11.0% total investment in Voya VACS Series EMCD Fund, Voya VACS Series EMHCD Fund and Voya VACS Series HYB Fund.

       Portfolio holdings are subject to change daily.

Despite ongoing rate volatility, credit sectors outperformed their government counterparts for the year. The decline in recession fears were a continual support to corporate sectors. Securitized also outperformed, but not without challenges. Agency residential mortgage-backed securities struggled for most of the year as higher rates and higher rate volatility challenged the sector for much of the yield and outperformance being delivered with the fourth quarter rally. CMBS was challenged early in the year as regional banks exposure to commercial real estate compounded worries for the sector. The generous yield and a rollover in rate expectations provided relief and excess performance in the closing months of the year.

For the year, sector allocation and duration and yield curve positioning drove performance, while currency allocations detracted from performance. In aggregate, our overweights across corporate and securitized sectors added nicely and spread markets outperformed. Securitized asset allocation and security decision represented the majority of performance gains. Allocations to high yield and investment grade (“IG”) corporates also contributed. Duration and yield curve positioning included relative value opportunities early in the period, investments across emerging local markets and a modest duration overweight also added going into year end. Developed currency allocations which capture insights from our G-10 FX model detracted, while modest allocations in emerging market currencies offset some of those losses.

Portfolio Managers’ Report	Voya Global Bond Portfolio

Top Ten Holdings as of December 31, 2023* (as a percentage of net assets)
Voya VACS Series HYB Fund	4.6%
China Government Bond, 3.250%, 11/22/28	3.8%
Voya VACS Series EMCD Fund	3.4%
Voya VACS Series EMHCD Fund	3.0%
China Government Bond, 2.850%, 06/04/27	1.7%
China Government Bond, 3.290%, 05/23/29	1.6%
Fannie Mae REMIC Trust - Class IN, 2.500%, 02/25/51	1.5%
Malaysia Government Bond, 3.828%, 07/05/34	1.5%
Ginnie Mae, 3.000%, 01/20/54	1.4%
Uniform Mortgage-Backed Securities, 2.500%, 02/15/53	1.4%
* Excludes short-term investments. Portfolio holdings are subject to change daily.

The Portfolio used derivatives, such as futures, swaps, options and forward contracts, for hedging and overall risk management. The use of derivatives positively impacted performance for the period.

Current Strategy and Outlook: Looking forward, we believe the outlook has improved marginally, however we still expect growth to slow below trend. The increased cost of capital will likely curb consumption and investment, however ongoing government support measures at a global level are expected to partially offset these effects. In particular, China's growth focused investment and advanced economies efforts to enhance supply chain security are anticipated to bolster growth in the short term. Central bank policy will be in a state of flux for 2024. We expect the European Central Bank (“ECB”) to cut rates first. While the Fed is expected to cut rates in 2024, the timing of the first cut will remain a subject for debate (and volatility). Lastly, the Bank of Japan remains committed to normalizing interest rates, but time will reveal if they have missed their opportunity now the Fed and ECB are no longer raising rates. We believe rate volatility, though receding from recent peaks, will remain above pre-pandemic levels due to uncertainty about the timing of rate cuts and concerns about government debt levels. Elevated real rates will incent investors to increase allocations to fixed income, creating opportunities during bouts of volatility, in our opinion.

We believe the U.S. dollar has likely peaked but the risk of significant weakness is limited. For the last two years, we have noted that the fate of the U.S. dollar was tied to the actions of the Fed. With the Fed no longer raising rates, we think the dollar has witnessed its cycle highs. That said, the economic landscape leaves the United States in a relative position of strength so the risk of a meaningful decline in the U.S. dollar is limited. Meanwhile, we think emerging market currencies can benefit from a Fed no longer acting as a monetary challenge.

With this dynamic in place, the Portfolio has a moderate level of risk with focus on higher quality credit, and allocations are skewed towards sectors with better relative value. For example, securitized credit markets are currently trading with wider spreads relative to comparably rated corporates bonds. Meanwhile, the dark clouds facing the sector due to concerns over CMBS appear to be fading as lower rates make refinancing existing loans less challenging. Within corporate credit, we prefer IG, however to the extent we are willing to drift into lower quality, we prefer high yield over senior loans given the latter is most directly impacted by higher financing costs. Outside of credit, agency MBS remain attractive relative to Treasuries due to historically wide spreads despite minimal prepayment risk. Meanwhile, emerging markets should continue to perform well, despite elevated geopolitical headlines that will create episodes of volatility.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Global Bond Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	5.62%	-1.04%	0.15%
Class I	6.24%	-0.52%	0.66%
Class S	5.97%	-0.77%	0.41%
Bloomberg Global Aggregate Index	5.72%	-0.32%	0.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Global Insights Portfolio

Voya Global Insights Portfolio* (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Joseph Kim, CFA and Mark Phanitsiri, CFA Portfolio Managers of Voya Investment Management Co. LLC* (“VIM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 32.24% compared to the MSCI All Country World IndexSM (the “Index”) and the MSCI ACWI Growth Index, which returned 22.20% and 33.22%, respectively, for the same period.

Portfolio Specifics: (Invesco Advisers, Inc.) For the period, from January 1, 2023 – November 28, 2023, stock selection in communication services and real estate, as well as an underweight allocation to consumer staples, added most to relative performance vs. the MSCI ACWI Growth Index during the period. Stock selection in consumer discretionary and information technology, as well as an overweight allocation to industrials, detracted most from relative performance.

The three greatest individual contributors to performance were Meta Platforms, Alphabet. Inc. and DLF Limited. The three greatest individual detractors from performance were: JD.com Inc., Agilent Technologies Inc. and Illumina Inc.

Geographic Diversification as of December 31, 2023 (as a percentage of net assets)
United States	65.4%
Canada	5.3%
India	4.1%
France	3.7%
Spain	3.7%
Germany	2.9%
Switzerland	2.4%
Japan	2.3%
Ireland	2.1%
Italy	2.0%
Countries between 0.9% - 1.7%^	5.1%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 4 countries, which each 0.9% - 1.7% of net assets. Portfolio holdings are subject to change daily.

(VIM) For the one-month period ended December 31, 2023, the top performer was Elastic, an AI search analytics platform company, which was up 40% and contributed 0.5% of outperformance during December. The company reported a better-than-expected quarterly earnings which highlighted inflecting cloud consumption growth and gaining traction with generative AI-related use cases, consistent with our investment thesis.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Vertiv Holdings Co. - Class A	3.6%
Cameco Corp.	3.0%
Uber Technologies, Inc.	2.7%
Cheniere Energy, Inc.	2.6%
Pinterest, Inc. - Class A	2.5%
Holcim AG	2.4%
Wheaton Precious Metals Corp.	2.3%
General Electric Co.	2.3%
Hitachi Ltd.	2.3%
PTC, Inc.	2.2%
Portfolio holdings are subject to change daily.

Our next best performer was Bank Hawaii Corp, which was up 25% and contributed 0.3% of outperformance during December. The stock benefited from the improving market breadth, peaking interest rates and resilient economic backdrop that has driven bank stocks’ outperformance and having reached our target price, we started to trim our position.

Our worst performer was Cameco, which was down 6% and a 0.4% drag on performance during December. The stock has been a strong outperformer in 2023 YTD and caught up in short-term momentum reversal following its Investor Day. We remain constructive on the long-term attractive supply- demand fundamentals and prospects for pricing to remain elevated above prior cycle levels underpinning attractive risk-reward.

At a sector level, IT was our biggest positive contributor primarily due to selection effects followed by Health Care where our underweight positioning along with positive selection effects were tailwinds. Energy was the biggest detractor with negative allocation effects from our overweight positioning compounded by negative selection effects.

Current Strategy and Outlook: We are encouraged by improving market breadth given our focus on finding companies undergoing what we believe are unrecognized change with attractive idiosyncratic drivers that have yet to be fully valued. The Portfolio positioning reflects our sanguine equity market outlook with a tilt towards growth and cyclicality and we have been selectively adding to non-US markets where we believe there are relative outgrowth potential such as India and to attractive unrecognized themes such as hidden AI plays and energy transition. As always, we are open-minded to new information and stand ready to pivot leveraging our coherent macroeconomic and factor tail risk framework.

Voya Global Insights Portfolio	Portfolio Managers’ Report

* Effective at the close of business on November 28, 2023, Invesco Advisers, Inc. was removed as a sub-adviser to the Portfolio and VIM was appointed as sub-adviser to the Portfolio. In conjunction with the sub-adviser change, the name of the Portfolio changed from “VY® Invesco Global Portfolio” to “Voya Global Insights Portfolio.” Additionally, there were changes to the Portfolio’s principal investment strategies, benchmark and portfolio managers. From the open of business on November 29, 2023 through the close of business on December 15, 2023, the Portfolio was in a transition period.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Insights Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	31.96%	11.34%	7.76%
Class I	32.54%	11.88%	8.29%
Class S	32.24%	11.61%	8.02%
Class S2	32.10%	11.45%	7.86%
MSCI ACW Index	22.20%	11.72%	7.93%
MSCI ACWI Growth Index	33.22%	14.58%	10.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Insights Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to December 15, 2023, the Portfolio was managed by a different sub- adviser. The Portfolio’s performance information for these periods reflects returns achieved by different sub-advisers.

Voya International High Dividend Low Volatility Portfolio	Portfolio Managers’ Report

Voya International High Dividend Low Volatility Portfolio (the “Portfolio”) seeks maximum total return. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers(1) of Voya Investment Management Co. LLC (“VIM”) — the Sub- Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 14.87% compared to the MSCI EAFE® Value Index (the “Index” or “MSCI EAFE® Value”), which returned 18.95% for the same period.

Portfolio Specifics: For the reporting period, the Portfolio underperformed the Index. In terms of the Portfolio’s performance, the Portfolio’s primary reason for underperformance was individual stock specific and country allocations. The core model modestly detracted.

On the regional level, stock selection within the Japanese and European regions had the largest negative impact on performance.

On the sector level, stock selection was strongest in the energy, communication services and information technology sectors. The underweight in materials also contributed. Conversely, the largest detractor from performance stock selection in financials and industrials.

Geographic Diversification as of December 31, 2023 (as a percentage of net assets)
Japan	23.1%
United Kingdom	15.3%
Switzerland	10.5%
Australia	8.1%
France	7.5%
Germany	7.0%
Italy	6.5%
Netherlands	5.2%
Spain	4.5%
Hong Kong	4.2%
Countries between 0.2% - 1.2%^	6.6%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments exchange-traded funds.
^ Includes 10 countries, which each 0.2% - 1.2% of net assets. Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Novartis AG	3.1%
Sanofi	2.0%
Allianz SE	2.0%
BP PLC	1.9%
HSBC Holdings PLC	1.9%
BHP Group Ltd. - Class DI	1.7%
Shell PLC	1.7%
GSK PLC	1.5%
Zurich Insurance Group AG	1.5%
Roche Holding AG	1.5%
Portfolio holdings are subject to change daily.

At the individual stock level, not owning benchmark stocks Anglo American plc. and Bayer AG as well as the non-benchmark position in Sage Group plc. were among the key contributors for the period. The key detractors for the period included not owning Toyota Motor Corp. and UBS Group AG and the underweight in UniCredit S.p.A.

Current Strategy and Outlook: This is an actively managed international quantitative equity strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the benchmark. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each region-sector. The Portfolio is then optimized to achieve its dividend, alpha and volatility objectives.

(1) Effective on or about March 1, 2024, Peg DiOrio will be removed as a portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya International High Dividend Low Volatility Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	14.24%	5.80%	2.15%
Class I	14.87%	6.34%	2.67%
Class S	14.52%	6.06%	2.40%
Class S2	14.29%	5.88%	2.24%
MSCI EAFE® Value Index	18.95%	7.08%	3.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International High Dividend Low Volatility Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to May 1, 2019, the Portfolio was managed by a different sub-adviser. The Portfolio’s performance information for these periods reflects returns achieved by different sub-advisers.

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

VY® American Century Small-Mid Cap Value Portfolio (the “Portfolio”) seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Jeff John, CFA, Vice President and Ryan Cope, CFA (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, CFA, Co-Chief Investment Officer – Global Value Equity and Senior Vice President, CFA, Senior Vice President and Co-Chief Investment Officer – Global Value Equity and Senior Vice President, Michael Liss, CFA, CPA and Vice President, and Brian Woglom, CFA, Vice President (responsible for the Mid Cap Value portion of the Portfolio) (each a “Sleeve”), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 8.77% compared to the Russell 2500TM Value Index and the S&P SmallCap 600® Value Index, which returned 15.98% and 14.89%, respectively, for the same period.

Portfolio Specifics: Stocks ended the year higher despite periods of volatility as investors tried to assess the outlook for Fed policy, interest rates and economic growth. Stocks ended the year on a strong note as moderating inflation spurred hopes that the Fed was finished with rate hikes.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)
Financials	19.3%
Industrials	16.2%
Health Care	11.0%
Utilities	8.3%
Information Technology	8.2%
Consumer Discretionary	7.4%
Consumer Staples	7.1%
Real Estate	6.6%
Energy	5.9%
Materials	4.5%
Communication Services	3.5%
Consumer, Non-cyclical	—%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023* (as a percentage of net assets)
Zimmer Biomet Holdings, Inc.	2.1%
Conagra Brands, Inc.	1.6%
Allstate Corp.	1.6%
Henry Schein, Inc.	1.6%
Northern Trust Corp.	1.5%
Bank of New York Mellon Corp.	1.5%
Quest Diagnostics, Inc.	1.3%
Enterprise Products Partners L.P.	1.3%
Norfolk Southern Corp.	1.3%
Koninklijke Ahold Delhaize NV	1.3%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Mid Cap Value sleeve underperformed its benchmark, the Russell Midcap Value Index, for the year. Stock selection and an underweight in the consumer discretionary sector detracted. Stock selection in financials also hindered results. Stock selection and an underweight in the materials sector contributed.

Before the deduction of fees and expenses, the Small Cap Value sleeve outperformed its benchmark, the Russell 2000® Value Index. Stock selection and an overweight in the industrials sector aided relative performance. Overweight exposure to the information technology sector also lifted performance, with a smaller positive contribution from stock selection. On a negative note, stock selection and an underweight in the energy sector detracted on a relative basis.

The blended portfolio underperformed its benchmark, the Russell 2500TM Value Index. Stock selection in the financials sector dampened relative performance. Stock selection and an overweight in consumer staples also weighed on relative performance. Conagra Brands was a prominent detractor. Shares of this packaged-food producer were pressured as investors shifted toward less defensive sectors. While the Portfolio underperformed across sectors, several individual stocks were strong contributors to relative performance. Building products company Beacon Roofing Supply was a top contributor. New home sales, housing starts and home prices generally surprised to the upside throughout the spring and early summer, driving multiple expansion for housing-related stocks such as Beacon Roofing Supply.

Current Strategy and Outlook: We believe that while central banks may enact small cuts to interest rates if inflation continues to subside, the economy will still experience lagging effects of elevated rates over the next year. Against this backdrop, we continue to focus on companies that we view as higher quality with stable revenues and profits, low indebtedness, stable cash flows and predictable business models that are less sensitive to economic conditions.

PORTFOLIO MANAGERS’ REPORT	VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® American Century Small-Mid Cap Value Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	8.52%	11.78%	8.45%
Class I	9.09%	12.36%	8.99%
Class S	8.77%	12.07%	8.72%
Class S2	8.59%	11.90%	8.56%
Russell 2500® Value Index	15.98%	10.79%	7.42%
S&P SmallCap 600® Value Index	14.89%	11.31%	8.17%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	VY® Baron Growth Portfolio

VY® Baron Growth Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager and Neal Rosenberg, Portfolio Manager of BAMCO, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 14.80% compared to the Russell 2000® Growth Index and the Russell 2500TM Growth Index, which returned 18.66% and 18.93%, respectively, for the same period.

Portfolio Specifics: 2023 provided a much-welcomed comeback for many equity investors after a brutal 2022. Bolstered by positive economic data, declining inflation, and the long-awaited end of the Federal Reserve’s program of interest rate hikes, the Russell 2000® Growth Index increased. Despite low unemployment and robust consumer spending – typically viewed as inflation drivers -- the annual inflation rate dropped to 3.1% in November. Investor fears of a recession were replaced by optimism that the Fed had successfully orchestrated a “soft landing,” generating further cause for cheer on top of the prospect that the Fed would soon start cutting rates.

Sector Diversification
as of December 31, 2023
(as a percentage of net assets)
Financials	39.0%
Consumer Discretionary	17.7%
Information Technology	17.0%
Health Care	9.6%
Industrials	7.3%
Real Estate	5.5%
Communication Services	4.0%
Liabilities in Excess of Other Assets	(0.1)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Contributors included, Gartner, Inc., a provider of syndicated research, was the top contributor to performance for 2023. Gartner’s core subscription research businesses continued to compound at attractive rates, and growth is poised to accelerate over the next several quarters. We believe Gartner will emerge as a critical decision support resource for every company evaluating the opportunities and risks of AI on its business, and we remain shareholders.

MSCI, Inc., a leading provider of investment decision support tools, was the second largest contributor to 2023 performance. The company continued to report largely solid earnings results throughout the year and has been aided by generally supportive equity market performance. Despite some near-term macro uncertainty, we retain long-term conviction as we believe MSCI owns strong, "all weather" franchises and remains well positioned to benefit from numerous secular tailwinds in the investment community.

Top Ten Holdings
as of December 31, 2023
(as a percentage of net assets)
MSCI, Inc.	10.9%
Gartner, Inc.	8.9%
FactSet Research Systems, Inc.	7.2%
Choice Hotels International, Inc.	6.3%
Vail Resorts, Inc.	6.3%
CoStar Group, Inc.	5.9%
Arch Capital Group Ltd.	5.8%
ANSYS, Inc.	4.9%
Kinsale Capital Group, Inc.	4.7%
Iridium Communications, Inc.	4.0%
Portfolio holdings are subject to change daily.

ANSYS, Inc., a leading provider of physics-based simulation software, was the third largest contributor for the year after the stock reacted positively to late December reports suggesting that multiple parties are interested in acquiring the company. Additionally, after pressure on software stocks starting in late 2022, the group witnessed more favorable trends in the later part of 2023. We remain investors. We believe ANSYS benefits from its leading and broad product portfolio, multi-year large contracts, and tight relationships with key customers.

Detractors included, Iridium Communications Inc. is a satellite company offering mobile voice and data communications services. The stock was the top detractor from 2023 performance, after Qualcomm backed out of a partnership to incorporate Iridium's technology into Qualcomm's Snapdragon chip, shaking investor confidence in Iridium's direct-to-device opportunity. We retain conviction. We believe Iridium remains a unique satellite owner and operator, with L-band spectrum, years of operational experience, relatively new hardware, and hundreds of partners across verticals and geographies.

Timeshare company Marriott Vacations Worldwide Corporation was the second largest detractor during 2023, as a result of soft sales of timeshare units due to higher interest rates and the slow ramp of a new product offering. A default rate higher than the company had anticipated forced it to take a charge to increase reserves, pressuring earnings and cash flow. We remain investors. We believe the company has a strong balance sheet with a well-covered 3% dividend. It continues to use cash flow to buy back shares, and management has personally bought stock at much higher levels than current prices.

Global ski resort operator Vail Resorts, Inc. was the third largest detractor in 2023. Shares declined due to challenging weather conditions in the 2022-2023 season. We remain investors. Season pass sales have accelerated from 2022 levels with significant increases in East Coast penetration. Vail’s higher-end customer base should also provide some resiliency in earnings and cash flow, and its strong balance sheet positions it well to weather any potential slowdown.

VY® Baron Growth Portfolio	Portfolio Managers’ Report

Relative performance: The Portfolio trailed the Russell 2000® Growth Index as adverse stock selection more than offset the positive impact of active sector weights.

Unfavorable stock selection in Consumer Discretionary, Communication Services, and Real Estate was the main driver of the relative shortfall. Weakness in Consumer Discretionary was driven by Vail Resorts, Inc. and Marriott Vacations Worldwide Corporation. Hotel franchisor Choice Hotels International, Inc. and regional casino operator PENN Entertainment, Inc. also weighed on relative results in the sector. Weakness in Communication Services came from Iridium Communications Inc. Performance in Real Estate was hindered by casino REIT Gaming and Leisure Properties, Inc. and life sciences REIT Alexandria Real Estate Equities, Inc.

These relative losses were partly offset by investments in Financials, Information Technology (IT), and Health Care. Lack of exposure to the underperforming Energy and Utilities sectors also aided performance. Within Financials, higher exposure to this better performing sector coupled with strong performance from term life insurer Primerica, Inc. added the most value. Several other holdings also performed well in the sector, led by financial exchanges and data companies MSCI Inc. and Morningstar, Inc. Favorable stock selection in IT, owing mostly to gains from Gartner, Inc. and ANSYS, Inc., was partly offset by lower exposure to this better performing sector. Strength in Health Care was partly due to the outperformance of pharmaceutical packaging manufacturer West Pharmaceutical Services, Inc. and veterinary diagnostic leader IDEXX Laboratories, Inc. Significantly lower exposure to this lagging sector contributed another 100-plus basis points of relative gains.

Current Strategy and Outlook: As long-term investors in what we view as high-quality growth stocks, we are always actively looking for companies with open-ended growth opportunities, competitive advantages, and what we believe to be excellent management, at attractive valuations. We continue to position the portfolio to benefit from what we believe to be strong, long-term growth opportunities.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	VY® Baron Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	14.56%	13.99%	9.57%
Class I	15.10%	14.55%	10.11%
Class R6(1)	15.12%	14.56%	10.12%
Class S	14.80%	14.26%	9.84%
Class S2	14.65%	14.10%	9.68%
Russell 2000® Growth Index	18.66%	9.22%	7.16%
Russell 2500™ Growth Index	18.93%	11.43%	8.78%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Baron Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)   Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® Columbia Contrarian Core Portfolio	Portfolio Managers’ Report

VY® Columbia Contrarian Core Portfolio (the “Portfolio”) seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Guy W. Pope, CFA, Senior Portfolio Manager and Head of Contrarian Core Strategy with Columbia Management Investment Advisers, LLC— the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 31.76% compared to the Russell 1000® Index, which returned 26.53% for the same period.

Portfolio Specifics: Calendar year 2023 presented a diverse set of challenges to U.S. equities investors. In a reversal of the trend in place for most of 2022, the growth style strongly outperformed value in the first quarter and that trend continued throughout most of the year. The investment backdrop grew more challenging with persistent inflation fueling concerns that the U.S. Federal Reserve (the Fed) would in fact need to continue hiking rates. At the same time, the failure of a few relatively large U.S. banks, together with the collapse of the 167-year-old European financial giant Credit Suisse, ignited fears that a banking crisis similar to the one that occurred in 2008–2009 could emerge. These worries rapidly dissipated, however, leading to a strong rally in the final week of March, which added considerably to quarterly equity returns. Sentiment remained quite positive throughout the second quarter, as the Fed slowed its pace of rate hikes in response to cooling inflation. Investors were further encouraged by the fact that economic growth and corporate earnings — while slowing — did not decline to the extent that the markets had anticipated in late 2022.

Sector Diversification
as of December 31, 2023
(as a percentage of net assets)
Information Technology	30.4%
Health Care	12.8%
Communication Services	12.5%
Industrials	9.8%
Financials	9.0%
Consumer Discretionary	8.0%
Consumer Staples	4.5%
Energy	3.9%
Materials	2.7%
Utilities	2.1%
Real Estate	1.3%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

These factors combined to fuel an impressive gain for equities, but the majority of the positive return was generated by a small group of mega-cap technology-related stocks. Much of the relative strength in this area came from companies expected to benefit from the evolution of artificial intelligence (“AI”). Following two quarters of strong equity market gains, the broad U.S. equity market stumbled in the third quarter, with major indices declining. At the September Federal Open Market Committee (“FOMC”) meeting, the Fed left rates at the 5.25% - 5.50% range, opting out of an increase for only the second time since the first hike of the cycle in March 2022. U.S. stocks continued to decline in October, as fresh data muted any near-term expectations for a dovish pivot from the Fed. Strong third-quarter gross domestic product and consumer spending data reinforced expectations that the Fed would likely leave rates higher for longer. Despite resilient growth and company earnings, stock prices were overpowered by rising yields and pessimism around earnings guidance. Equities broke a three-month losing streak in November. The rally was further supported by an October jobs report and inflation data that both showed signs of softening, reinforcing hopes that the Fed could soon be done raising rates. The rally extended into December, as hopes for a soft landing were further propelled by fresh data and Fed signals. The Fed voted unanimously in December to hold rates steady and forecasted three rate cuts in 2024. The news amplified the stock market’s momentum, as strong performance continued to broaden outside the “Magnificent 7” stocks (the seven largest stocks in the S&P 500 Index), which drove equity performance for much of the year.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
Microsoft Corp.	7.1%
Apple, Inc.	5.9%
Amazon.com, Inc.	4.2%
NVIDIA Corp.	3.6%
Meta Platforms, Inc. - Class A	2.7%
Alphabet, Inc. - Class A	2.0%
Chevron Corp.	1.8%
Alphabet, Inc. - Class C	1.8%
Elevance Health, Inc.	1.7%
JPMorgan Chase & Co.	1.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Portfolio’s relative outperformance for calendar year 2023 was mainly due to positive stock selection across various sectors. Sector allocation also contributed positively to relative returns. By sector, stock selection within information technology was the top relative contributor, followed next by industrials and then by health care, consumer discretionary and financials. Stock selection detracted most within communication services, followed by materials and real estate.

With respect to sector allocation, the Portfolio’s largest overweight – to communication services – made the largest positive contribution, followed by the underweight to real estate. The largest underweight – to consumer discretionary – was the largest detractor in terms of sector weightings, followed by the overweight to health care.

Holdings that were among the top relative contributors for the year, included Uber Technologies, Inc., Nvidia Corporation and Meta Platforms Inc. Top detractors for the year were RTX Corp., Chevron and Elevance Health, Inc.

Portfolio Managers’ Report	VY® Columbia Contrarian Core Portfolio

Current Strategy and Outlook: As we entered 2024, investors’ concerns, including lingering inflation and the Fed’s path on interest rates, had been calmed somewhat. We believe the biggest macro risk to the markets is still the lagged impact of interest rate increases and, by extension, the potential for an economic downturn. The Portfolio’s positioning is determined, for the most part by fundamental, bottom-up research and stock selection. The largest overweight is to communication services and the largest underweight is to consumer discretionary. All other sectors are within 2% or less of the benchmark weight. We believe the Portfolio is fairly balanced with regard to various economic scenarios, and our team sees opportunities in the market, focusing on companies that we believe can continue to grow earnings in a potentially tough economic environment.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® Columbia Contrarian Core Portfolio	Portfolio managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	31.36%	16.16%	11.28%
Class I	32.09%	16.73%	11.83%
Class S	31.76%	16.51%	11.58%
Russell 1000® Index	26.53%	15.52%	11.80%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Contrarian Core Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to April 30, 2013, the Portfolio was managed by a different sub-adviser. The Portfolio’s performance information for these periods reflects returns achieved by different sub-advisers.

Portfolio Managers’ Report	VY® Columbia Small Cap Value II Portfolio

VY® Columbia Small Cap Value II Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Jeremy Javidi, CFA and C. Bryan Lassiter, CFA, Portfolio Managers*, of Columbia Management Investment Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 14.13% compared to the Russell 2000® Value Index, which returned 14.65% for the same period.

Portfolio Specifics: For the calendar year 2023, the Portfolio underperformed its benchmark. Strong stock selection within financials and industrials was offset by selection within information technology, energy, and consumer discretionary. Sector allocation had a positive impact on results, driven by our overweight to industrials and an underweight to the healthcare sector. The bulk of the underperformance for the year occurred at the very end of the period, when markets rallied sharply in November and December. Strong absolute returns benefited our clients, yet our focus on higher quality companies, the lower beta of the Portfolio during a period of strong upward movement in the market, and the lack of microcap exposure proved to be a headwind to relative performance.

Sector Diversification
as of December 31, 2023
(as a percentage of net assets)
Financials	24.7%
Industrials	20.4%
Consumer Discretionary	10.1%
Real Estate	9.2%
Energy	8.7%
Materials	8.0%
Health Care	6.5%
Information Technology	5.9%
Utilities	3.7%
Consumer Staples	1.8%
Communication Services	1.6%
Exchange-Traded Funds	0.5%
Liabilities in Excess of Other Assets*	(1.1)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023
(as a percentage of net assets)
Tanger Factory Outlet Centers, Inc.	1.6%
API Group Corp.	1.5%
Houlihan Lokey, Inc.	1.5%
Radian Group, Inc.	1.5%
Kite Realty Group Trust	1.4%
Hancock Whitney Corp.	1.4%
Ameris Bancorp	1.4%
FTAI Aviation Ltd.	1.4%
Core & Main, Inc. - Class A	1.4%
Matson, Inc.	1.3%
Portfolio holdings are subject to change daily.

Top contributors to performance included positions in FTAI Aviation, Core & Main, and APi Group. FTAI, which offers aircraft leasing and engine repair capabilities, climbed meaningfully throughout the year on strong operating results driven by high demand for their aerospace products. Our position in building products distributor Core & Main benefited performance in industrials. Shares rallied during the year as investors praised the long-term targets and details around their competitive positioning, followed by better-than-expected operating results. Industrial services holding APi Group outperformed as the company increased its cost savings target while reiterating their ability to reduce deal-related leverage.

Detractors included Chef’s Warehouse, a specialty food distributor, which fell due to lower sales amid slowing restaurant traffic due to the macroeconomic environment. Also detracting was our position in semiconductor manufacturer SMART Global, which lost Meta as a customer in their AI business as well as our position in the department store chain Macy’s. We exited these positions.

Current Strategy and Outlook: At the end of the year, the Portfolio was notably overweight in industrials and materials, while financials, health care, and real estate were the largest underweights. While economic headlines seem to shift each news cycle, we remain focused on our fundamental process of uncovering undervalued quality small cap companies for today, while having the work done when others become actionable in the future. We believe the rise of passive investing along with the market’s pervasive “short-termism” only improving the target rich environment in small cap investing. As fellow investors in the strategy, we look forward to sharing our results for years to come.

* Effective November 9, 2023: (1) Jarl Ginsberg, CFA, CAIA and Christian K. Stadlinger, Ph.D., CFA no longer serve as portfolio managers for the Portfolio; and (2) Jeremy Javidi, CFA and C. Bryan Lassiter, CFA were added as portfolio managers for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® Columbia Small Cap Value II Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	13.57%	11.33%	6.80%
Class I	14.13%	11.89%	7.34%
Class R6(1)	14.23%	11.96%	7.36%
Class S	13.85%	11.62%	7.07%
Class S2	13.70%	11.44%	6.91%
Russell 2000® Value Index	14.65%	10.00%	6.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Small Cap Value II Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	VY® Invesco Comstock Portfolio

VY® Invesco Comstock Portfolio (the “Portfolio”) seeks capital growth and income. The Portfolio is managed by Kevin Holt, Co-Lead Portfolio Manager, Devin Armstrong, Co-Lead Portfolio Manager, and James Warwick, each a Portfolio Manager of Invesco Advisers, Inc. — the Sub- Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 12.03% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 11.46% and 26.29%, respectively, for the same period.

Portfolio Specifics: Some key contributors for the period were stock selection in industrials, information technology (“IT”), communication services, healthcare, consumer discretionary sectors, while a material underweight in utilities also boosted relative returns. In Industrials, General Electric, FedEx, Eaton Corp. and Caterpillar were top contributors on an absolute and relative basis. For FedEx, during the first quarter, the Ground division reported one of the best quarters in history. Within IT, Microsoft was a top performer, followed by semiconductor stocks, NXP Semiconductors, Qualcomm and Intel. In communications services, Meta Platforms (Facebook) and Alphabet (Google) were the top performers. In healthcare, being materially underweight to pharma biotech & life sciences stocks and not owning Pfizer helped given the massive underperformance YTD.

Sector Diversification
as of December 31, 2023
(as a percentage of net assets)
Financials	20.2%
Health Care	15.3%
Information Technology	13.4%
Industrials	11.6%
Energy	9.5%
Consumer Staples	9.3%
Communication Services	8.5%
Consumer Discretionary	5.3%
Materials	3.0%
Utilities	1.3%
Real Estate	0.4%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
Wells Fargo & Co.	2.7%
Meta Platforms, Inc. - Class A	2.7%
Microsoft Corp.	2.5%
Philip Morris International, Inc.	2.5%
Bank of America Corp.	2.4%
American International Group, Inc.	2.2%
Chevron Corp.	2.1%
Elevance Health, Inc.	2.1%
State Street Corp.	1.9%
Qualcomm, Inc.	1.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Stock selection in financials, energy and consumer staples detracted from relative returns. In financials, having a material underweight to financial services stocks was the largest detractor, followed by Citizens Financial Group, a regional bank. Regional banks generally underperformed year to date due to the regional bank failures in the 1st quarter. In energy, Chevron, Marathon Oil and Devon Energy were the largest detractors. However, energy stocks recovered losses in the 2nd half of 2023 due to tighter supply from OPEC sustaining cuts. Consumer staples holdings like Kimberly-Clark, Kraft Heinz and Philip Morris generally underperformed due to margin compression from higher input costs from inflation.

Current Strategy and Outlook: The Portfolio’s notable overweight exposures are in IT, communication services, energy and consumer staples. The Portfolio is underweight real estate, utilities, materials, industrials and financials.

Investors are focusing on the Fed’s response to inflation hoping for rate cuts in 2024. Geopolitical risks from the Russia/Ukraine and Israel/Hamas wars are also major concerns, particularly if these wars spread to other countries in Eastern Europe and the Middle East. Given these factors, we believe stocks are likely to see continued volatility for the foreseeable future. In our view, market volatility may create opportunities for patient, disciplined long-term investors.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® INVESCO COMSTOCK PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

l

Average Annual Total Returns for the Periods Ended December 31, 2023
1 Year		5 Year	10 Year
Class ADV	11.70%	12.96%	8.51%
Class I	12.25%	13.53%	9.06%
Class S	12.03%	13.26%	8.79%
Russell 1000® Value Index	11.46%	10.91%	8.40%
S&P 500® Index	26.29%	15.69%	12.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VY® INVESCO EQUITY AND INCOME PORTFOLIO

VY® Invesco Equity and Income Portfolio (the “Portfolio”) seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Brian Jurkash, Co-lead Portfolio Manager, Matthew Titus, Co-lead Portfolio Manager, Sergio Marcheli and Chuck Burge, Portfolio Managers of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 9.97% compared to the Russell 1000® Value Index, Bloomberg U.S. Government/Credit Index and the 60% Russell 1000® Value Index/40% Bloomberg U.S. Government/Credit Index, which returned 11.46%, 5.72% and 9.27%, respectively, for the same period.

Portfolio Specifics: For the year ended December 31, 2023, the Portfolio underperformed the Russell 1000® Value Index.

Underperformance was primarily driven by the Portfolio’s exposure to investment grade bonds and convertible securities. The Portfolio holds these instruments as a source of income and to provide a measure of stability amid market volatility. Both asset classes underperformed the Russell 1000® Value Index and detracted from the Portfolio’s relative performance during the fiscal year.

Within the equity portion of the Portfolio, the communication services sector was a key relative detractor.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)

Financials	20.9%
Health Care	9.8%
Industrials	9.7%
U.S. Treasury Obligations	8.8%
Energy	7.5%
Information Technology	7.2%
Communication Services	5.2%
Consumer, Non-cyclical	4.2%
Communications	4.1%
Consumer Discretionary	3.8%
Utilities	3.4%
Consumer Staples	3.2%
Technology	3.0%
Materials	2.1%
Real Estate	1.9%
Consumer, Cyclical	1.1%
U.S. Government Agency Obligations	0.1%
Basic Materials	0.1%
Municipal Bonds	0.0%
Assets in Excess of Other Liabilities*	3.9%
Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023* (as a percentage of net assets)

United States Treasury Notes, 4.250%, 12/15/26	3.1%
Wells Fargo & Co.	2.6%
Bank of America Corp.	2.0%
United States Treasury Notes, 4.375%, 11/30/28	1.9%
CBRE Group, Inc. - Class A	1.9%
ConocoPhillips	1.5%
Alphabet, Inc. - Class A	1.5%
United States Treasury Notes, 4.375%, 11/30/30	1.4%
United States Treasury Notes, 4.875%, 11/30/25	1.4%
American International Group, Inc.	1.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Specifically, the Portfolio’s underweight in Meta in the first half of the year hurt relative performance as the stock significantly outperformed the overall sector. Meta was later removed from the Russell 1000® Value Index in the annual rebalance in June, but the Portfolio held Meta at year end.

Selection in industrials was detracted from relative performance, primarily due to Johnson Controls and RTX. Johnson Controls’ earnings were generally in line with expectations, but growth decelerated, and the company provided weaker forward guidance. Aerospace and defense firm RTX announced a recall of engines made by subsidiary Pratt & Whitney. The recalled engines impacted hundreds of Airbus jets. Though not a safety issue, the recall sent shares lower.

Stock selection in information technology was the largest contributor to relative performance during the fiscal year, due in part to Intel, Lam Research and Splunk. Intel reported broad revenue increases which resulted in earnings that came in above consensus expectations. Lam Research traded higher amid improving investor sentiment for semiconductors, as the cyclical slowdown in the industry appeared to be nearing an end. In September, Cisco announced its intent to acquire Splunk, which sent shares sharply higher, and we sold our position following the announcement.

Selection and an underweight in utilities and consumer staples also aided relative performance, as these were among the weakest sectors within the benchmark for the fiscal year.

Stock selection in consumer discretionary also contributed to the Portfolio relative return, due largely to Amazon. The company reported better than expected earnings and revenues and a reacceleration of growth in its Amazon Web Services (AWS) business.

The Portfolio held currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the Portfolio. These derivative positions had negligible impact on the Portfolio’s relative performance for the fiscal year.

VY® INVESCO EQUITY AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Current Strategy and Outlook: During the period, we increased exposure to communication services, industrials, materials and utilities, and reduced exposure to health care and financials. At year end, the Portfolio’s largest relative overweights were in communication services and IT, while the largest underweights were in consumer staples and utilities.

We believe normalizing interest rates should reduce the risk of a deep recession; however, higher bank lending standards and rising corporate defaults may weaken the economy in 2024. Regardless, we seek to invest in companies with what we believe are attractive valuations and strong fundamentals, qualities that we believe will ultimately be reflected in those companies’ stock prices.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VY® INVESCO EQUITY AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
1 Year		5 Year	10 Year
Class ADV	9.71%	9.29%	6.51%
Class I	10.25%	9.84%	7.04%
Class S	9.97%	9.56%	6.77%
Class S2	9.83%	9.42%	6.64%
60% Russell 1000® Value Index / 40% Bloomberg U.S. Government/Credit Index	9.27%	7.42%	6.07%
Bloomberg U.S. Government/Credit Index	5.72%	1.41%	1.97%
Russell 1000® Value Index	11.46%	10.91%	8.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® JPMORGAN MID CAP VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

VY® JPMorgan Mid Cap Value Portfolio (the “Portfolio”) seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon and Lawrence Playford, CFA, Managing Directors and Portfolio Managers of J.P. Morgan Investment Management Inc. – the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 10.54% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned 12.71% for the same period.

Portfolio Specifics: This was a historically difficult year for value as a style. Over the last 25 years, only two calendar years were more challenging relative to growth: 1999 and 2020. Given this market backdrop, it’s not surprising the Portfolio underperform the Russell Midcap® Value Index. From a stock selection standpoint, consumer discretionary and industrials were most disappointing, whereas materials and technology served as relative bright spots. While we faced stylistic headwinds by staying true to our knitting with limited exposure to the handful of stocks that drove market returns, we believe that superior breadth will favor our style moving forward and we see plenty of opportunities for alpha generation.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)

Financials	20.4%
Industrials	15.8%
Real Estate	11.4%
Consumer Discretionary	10.1%
Health Care	7.6%
Utilities	7.5%
Information Technology	7.4%
Materials	6.8%
Consumer Staples	4.6%
Energy	3.6%
Communication Services	2.9%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023* (as a percentage of net assets)

Ameriprise Financial, Inc.	2.0%
Loews Corp.	1.9%
AmerisourceBergen Corp.	1.7%
Snap-on, Inc.	1.7%
Hubbell, Inc.	1.6%
Martin Marietta Materials, Inc.	1.6%
ITT, Inc.	1.6%
CMS Energy Corp.	1.6%
M&T Bank Corp.	1.5%
Lincoln Electric Holdings, Inc.	1.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Newell Rubbermaid (“NWL”) served as a top detractor in the consumer discretionary sector. Revenue trends were challenged throughout the year, with management citing inflationary pressures in combination with the normalization of the stay-at-home benefit unwinding. An undemanding valuation and the potential benefits of NWL’s productivity projects keep us invested. However, we maintain a short leash on the position until we gain more conviction in their ability to execute on restructuring plans.

Our conservative posture and underweight to industrials was a headwind, as the sector served as the growth darling of the mid cap space. Additionally, our position in IDEX (“IEX”) hurt relative stock selection as a destocking cycle within two key end markets (biopharma and household electronics) weighed on earnings. We maintain our position given management’s track record, efforts to streamline the business mix, and focus on controlling costs.

Within materials, Martin Marietta (“MLM”), a producer of construction aggregates, has been a meaningful contributor to performance. Momentum continued on the heels of another strong quarterly print, with management demonstrating an ability to raise prices. Aggregates are a very high moat business with elevated pricing power as individual aggregate mines face limited competition given high shipping costs, high barriers to entry and limited alternatives. Our view on MLM remains constructive given it operates in a favorable industry with a proven history of strong capital allocation.

Technology stock selection was notably strong thanks to Jabil (“JBL”), an electronic manufacturing services company. The market rewarded management’s decision to divest a Chinese manufacturing business for ~$2.2 billion, which (1) removes client concentration risk with Apple (2) simplifies the business structure and (3) provides a floor to the stock price given management’s aggressive plan to reduce the share count.

Current Strategy and Outlook: Financials: Compelling valuations lead us to have the largest absolute and relative weight in the sector. We believe in the regional banking business model given the need for strong customer relationships, investing in banks with strong core deposit franchises, plenty of excess capital, and what we believe are savvy management teams (Regions, First Citizens). That said, we remain well diversified as regionals banks are only ~7% of the portfolio.

Technology: The Portfolio has benefited from notably strong stock selection as our tech names were up +31%, surpassing the best performing sector in our benchmark, industrials +29%. Given notable strength, we’ve trimmed winners: Jabil & CDW.

Real Estate: We are extremely selective as we see compelling opportunities in timber (Weyerhauser) and grocery anchored shopping malls (Kimco), while avoiding areas with challenged fundamentals (i.e. office, shopping malls).

PORTFOLIO MANAGERS’ REPORT	VY® JPMORGAN MID CAP VALUE PORTFOLIO

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® JPMORGAN MID CAP VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2023
1 Year		5 Year	10 Year
Class ADV	10.28%	10.33%	7.50%
Class I	10.89%	10.89%	8.05%
Class S	10.54%	10.61%	7.77%
Class S2	10.42%	10.44%	7.61%
Russell Midcap® Value Index	12.71%	11.16%	8.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Donald J. Peters, Vice President, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 20.62% compared to the S&P MidCap 400® Index and the Russell Midcap® Growth Index, which returned 16.44% and 25.87%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period. Broadly speaking, stock selection drove relative underperformance.

The information technology sector detracted from relative results, driven by stock selection. Palantir Technologies is a provider of vertically integrated workflow software that enables companies to analyze structured and unstructured data. The Palantir software platform allows clients to combine disparate data sources into various analytic tools and ultimately drive operational insights. Shares surged after the company reported strong new customer revenue growth driven by U.S. commercial growth and interest in generative artificial intelligence. With essentially flat costs, accelerating growth has recently been flowing through to profitability.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)
Information Technology	27.7%
Industrials	18.0%
Health Care	17.6%
Consumer Discretionary	13.3%
Financials	9.9%
Communication Services	4.5%
Energy	4.2%
Consumer Staples	2.2%
Materials	1.2%
Real Estate	1.1%
Utilities	0.1%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)

Apollo Global Management, Inc.	1.8%
Crowdstrike Holdings, Inc. - Class A	1.7%
AmerisourceBergen Corp.	1.7%
Cintas Corp.	1.5%
Ross Stores, Inc.	1.5%
Copart, Inc.	1.5%
IDEXX Laboratories, Inc.	1.5%
Dexcom, Inc.	1.4%
Cheniere Energy, Inc.	1.4%
Old Dominion Freight Line, Inc.	1.4%

Portfolio holdings are subject to change daily.

Security selection, such as Seagen, which is a fully integrated biotech company focused on antibody-drug conjugates for cancer, in the health care sector weighed on relative performance, which was partially offset by an underweight allocation to the sector.

Stock choices and a moderate underweight allocation to the financials sector also had a negative impact on relative results. Arch Capital Group is a provider of insurance, reinsurance, and mortgage insurance around the world through its subsidiaries. In the recent quarter, shares fell and underperformed the financials sector in November, as the stock had already responded positively to favorable third-quarter financial results in late October.

Conversely, stock selection in the energy sector was a notable contributor to relative performance. Avoiding select stocks that fell sharply was advantageous. Venture Global LNG, which is a private placement that we owned, is a low-cost provider of liquefied natural gas. Our investment outperformed a number of publicly traded energy sector securities, as improving fundamentals supported revaluing our shares slightly higher during the period.

Favorable stock selection in the utilities sector also boosted relative returns during the period. Not owning the global utility AES Corporation helped relative results over the one year as the company sold off some of its global operations that suffered from a lack of competitive advantages. Instead, the company has shifted focus to its U.S. operations, with an emphasis on renewable energy growth during the next decade.

Current Strategy and Outlook: In our view, after the release of positive economic data and a more dovish Fed that signaled multiple rate cuts for 2024, the market has quickly priced in the highly sought soft landing. While we certainly see green shoots, we are not yet sure that we are in the clear, seeing cracks in high-end consumer spending as well as some weakness in the industrial economy. Valuations broadly seem high, though reasonable, but we see pockets of excess in some areas of the market that are hard to reconcile. With all that in mind, we have continued to be judicious in deploying capital. Regardless of the macroeconomic environment, our focus remains on owning what we believe are quality companies with durable growth prospects and prudent balance sheets. We pay careful attention to risk and valuation relative to growth prospects and believe that this disciplined approach will continue to serve the Portfolio over the long term.

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
1 Year		5 Year	10 Year
Class ADV	20.30%	12.97%	10.26%
Class I	20.96%	13.50%	10.80%
Class R6(1)	21.03%	13.55%	10.83%
Class S	20.62%	13.23%	10.54%
Class S2	20.42%	13.06%	10.35%
Russell Midcap® Growth Index	25.87%	13.81%	10.57%
S&P MidCap 400® Index	16.44%	12.62%	9.27%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)

Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

VY® T. Rowe Price Growth Equity Portfolio (the “Portfolio”) seeks long- term growth through investments in stocks. The Portfolio is managed by Joseph B. Fath, Vice President and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares, provided a total return of 46.89% compared to the S&P 500® Index and the Russell 1000® Growth Index, which returned 26.29% and 42.68%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed the benchmark for the period. Sector allocation and stock selection both drove relative outperformance. Information technology was a significant relative contributor due to an overweight allocation and security selection. The health care sector also boosted relative results, owing to stock choices. The communication services sector further aided returns due to stock choices and an overweight exposure. Conversely, none of the sectors detracted from relative performance. Although, posting positive returns, real estate was the bottom performing sector.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)

Information Technology	48.8%
Consumer Discretionary	15.9%
Communication Services	15.4%
Health Care	12.6%
Financials	2.7%
Industrials	2.2%
Materials	0.9%
Energy	0.8%
Consumer Staples	0.1%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Microsoft Corp.	13.2%
Apple, Inc.	9.7%
Amazon.com, Inc.	7.7%
Alphabet, Inc. - Class A	6.2%
NVIDIA Corp.	6.0%
Meta Platforms, Inc. - Class A	3.7%
Visa, Inc. - Class A	3.1%
Eli Lilly & Co.	2.9%
UnitedHealth Group, Inc.	2.6%
Mastercard, Inc. - Class A	2.3%
Portfolio holdings are subject to change daily.

The information technology sector contributed the most during the period. Within the sector, we focus on innovative business models that can take advantage of transformational change. We favor companies with durable business models that address large and growing markets, including semiconductors and semiconductor equipment, public cloud computing, and consumer technology. Shares of NVIDIA traded higher in a sharp move following improved visibility around future demand for advanced graphics processing units (“GPUs”) that are critical for the build out of artificial intelligence infrastructure. NVIDIA’s dominant position in state-of-the-art GPUs, combined with its embedded software, has created an expanding moat behind which the chipmaker should be able to continue to innovate and grow earnings.

Current Strategy and Outlook: The favorable end to 2023 for equities sets up a unique dynamic for the coming year as investors must adapt to a new market regime. Even with the expectation for easing of restrictive monetary policy in the form of interest rate cuts by the U.S. Federal Reserve, macroeconomic risks exist with sticky inflation and the potential for supply side pressures to influence energy prices. It remains to be seen how real (after-inflation) interest rates above 2% will play out in the markets. We believe broader, less concentrated market leadership is likely to provide more varied sources of returns for investors who maintain a sharp focus on valuation fundamentals, creating in our view particularly attractive opportunities for active strategic investors.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
1 Year		5 Year	10 Year
Class ADV	46.18%	12.81%	11.15%
Class I	46.89%	13.37%	11.70%
Class S	46.55%	13.09%	11.43%
Class S2	46.30%	12.92%	11.26%
Russell 1000® Growth Index	42.68%	19.50%	14.86%
S&P 500® Index	26.29%	15.69%	12.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Growth Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio*	2023**	2023	2023	Ratio*	2023**

Voya Global Bond Portfolio*
Class ADV	$1,000.00	$1,043.60	1.17%	$6.03	$1,000.00	$1,019.31	1.17%	$5.96
Class I	1,000.00	1,047.10	0.67	3.46	1,000.00	1,021.83	0.67	3.41
Class S	1,000.00	1,045.80	0.92	4.74	1,000.00	1,020.57	0.92	4.69

Voya Global Insights Portfolio
Class ADV	$1,000.00	$1,071.50	1.30%	$6.79	$1,000.00	$1,018.65	1.30%	$6.61
Class I	1,000.00	1,073.90	0.80	4.18	1,000.00	1,021.17	0.80	4.08
Class S	1,000.00	1,072.70	1.05	5.49	1,000.00	1,019.91	1.05	5.35
Class S2	1,000.00	1,072.20	1.20	6.27	1,000.00	1,019.16	1.20	6.11

Voya International High Dividend Low Volatility Portfolio
Class ADV	$1,000.00	$1,060.60	1.24%	$6.44	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,064.10	0.74	3.85	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,062.60	0.99	5.15	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,060.00	1.14	5.92	1,000.00	1,019.46	1.14	5.80

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio*	2023**	2023	2023	Ratio*	2023**

VY® American Century Small-Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,047.50	1.35%	$6.97	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	1,050.30	0.85	4.39	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	1,049.00	1.10	5.68	1,000.00	1,019.66	1.10	5.60
Class S2	1,000.00	1,048.20	1.25	6.45	1,000.00	1,018.90	1.25	6.36

VY® Baron Growth Portfolio
Class ADV	$1,000.00	$1,036.30	1.50%	$7.70	$1,000.00	$1,017.64	1.50%	$7.63
Class I	1,000.00	1,038.80	1.00	5.14	1,000.00	1,020.16	1.00	5.09
Class R6	1,000.00	1,038.80	0.99	5.09	1,000.00	1,020.21	0.99	5.04
Class S	1,000.00	1,037.60	1.25	6.42	1,000.00	1,018.90	1.25	6.36
Class S2	1,000.00	1,036.80	1.40	7.19	1,000.00	1,018.15	1.40	7.12

VY® Columbia Contrarian Core Portfolio
Class ADV	$1,000.00	$1,090.90	1.21%	$6.38	$1,000.00	$1,019.11	1.21%	$6.16
Class I	1,000.00	1,093.50	0.71	3.75	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	1,092.50	0.96	5.06	1,000.00	1,020.37	0.96	4.89

VY® Columbia Small Cap Value II Portfolio
Class ADV	$1,000.00	$1,082.50	1.42%	$7.45	$1,000.00	$1,018.05	1.42%	$7.22
Class I	1,000.00	1,085.20	0.92	4.84	1,000.00	1,020.57	0.92	4.69
Class R6	1,000.00	1,085.60	0.86	4.52	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	1,084.30	1.17	6.15	1,000.00	1,019.31	1.17	5.96
Class S2	1,000.00	1,083.20	1.32	6.93	1,000.00	1,018.55	1.32	6.72

VY® Invesco Comstock Portfolio
Class ADV	$1,000.00	$1,077.60	1.20%	$6.28	$1,000.00	$1,019.16	1.20%	$6.11
Class I	1,000.00	1,080.20	0.70	3.67	1,000.00	1,021.68	0.70	3.57
Class S	1,000.00	1,079.20	0.95	4.98	1,000.00	1,020.42	0.95	4.84

VY® Invesco Equity and Income Portfolio
Class ADV	$1,000.00	$1,061.60	1.14%	$5.92	$1,000.00	$1,019.46	1.14%	$5.80
Class I	1,000.00	1,064.00	0.64	3.33	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,062.50	0.89	4.63	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,062.10	1.02	5.30	1,000.00	1,020.06	1.02	5.19

VY® JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,066.00	1.35%	$7.03	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	1,068.80	0.85	4.43	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	1,067.50	1.10	5.73	1,000.00	1,019.66	1.10	5.60
Class S2	1,000.00	1,066.60	1.25	6.51	1,000.00	1,018.90	1.25	6.36

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$1,000.00	$1,048.60	1.28%	$6.61	$1,000.00	$1,018.75	1.28%	$6.51
Class I	1,000.00	1,051.20	0.78	4.03	1,000.00	1,021.27	0.78	3.97
Class R6	1,000.00	1,051.10	0.75	3.88	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,050.60	1.03	5.32	1,000.00	1,020.01	1.03	5.24
Class S2	1,000.00	1,049.00	1.18	6.09	1,000.00	1,019.26	1.18	6.01

VY® T. Rowe Price Growth Equity Portfolio
Class ADV	$1,000.00	$1,098.30	1.21%	$6.40	$1,000.00	$1,019.11	1.21%	$6.16
Class I	1,000.00	1,101.20	0.71	3.76	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	1,099.70	0.96	5.08	1,000.00	1,020.37	0.96	4.89
Class S2	1,000.00	1,098.80	1.11	5.87	1,000.00	1,019.61	1.11	5.65

*	The annualized expense ratios do not include expenses of the underlying funds.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, Voya Global Insights Portfolio (formerly VY® Invesco Global Portfolio), VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio and VY® T. Rowe Price Growth Equity Portfolio and the Board of Directors of Voya Partners, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Global Insights Portfolio (formerly, VY® Invesco Global Portfolio), VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio and VY® T. Rowe Price Growth Equity Portfolio (collectively referred to as the “Portfolios”) (twelve of the portfolios constituting Voya Partners, Inc. (the “Company”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (twelve of the portfolios constituting Voya Partners, Inc.) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 28, 2024

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	Voya Global Bond Portfolio	Voya Global Insights Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio
ASSETS:
Investments in securities at fair value+*	$97,868,975	$1,172,675,855	$321,525,795	$311,361,683
Investments in affiliated underlying funds at fair value**	12,656,057	–	–	–
Short-term investments at fair value†	9,799,426	19,890,007	8,539,581	7,724,416
Cash	–	–	730,797	–
Cash collateral for futures contracts	1,420,000	–	–	–
Cash pledged for centrally cleared swaps (Note 2)	1,485,000	–	–	–
Cash pledged as collateral for OTC derivatives (Note 2)	200,000	–	–	–
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	11,000	–	–	–
Foreign currencies at value‡	274,631	3,664	116,851	156,262
Receivables:
Investment securities and currencies sold	419,461	6,586,270	135,025	1,450,629
Investment securities sold on a delayed-delivery or when-issued basis	3,626,277	–	–	–
Fund shares sold	159,555	204,323	149,146	54,444
Dividends	2,477	376,238	405,540	652,553
Interest	873,159	1,548	729	–
Foreign tax reclaims	7,892	2,363,606	2,026,229	18,302
Unrealized appreciation on forward foreign currency contracts	1,546,645	4,078	–	–
Unrealized appreciation on forward premium swaptions	3,987	–	–	–
Prepaid expenses	1,038	9,514	2,885	2,883
Reimbursement due from Investment Adviser	47,196	14,957	–	133,141
Other assets	10,953	65,458	37,417	11,913
Total assets	130,413,729	1,202,195,518	333,669,995	321,566,226
LIABILITIES:
Payable for investment securities and currencies purchased	1,339,747	15,380,872	135,218	1,129,478
Payable for investment securities purchased on a delayed- delivery or when-issued basis	9,048,496	–	–	–
Payable for fund shares redeemed	3,123	302,419	32,084	199,560
Payable upon receipt of securities loaned	2,106,787	–	8,539,581	1,862,982
Unrealized depreciation on forward foreign currency contracts	524,537	–	–	162,088
Unrealized depreciation on forward premium swaptions	2,257	–	–	–
Variation margin payable on centrally cleared swaps	20,536	–	–	–
Variation margin payable on futures contracts	862,022	–	–	–
Cash received as collateral for OTC derivatives (Note 2)	670,000	–	–	–
Payable for investment management fees	57,484	640,855	162,428	238,943
Payable for distribution and shareholder service fees	10,286	75,532	50,634	60,740
Payable to custodian due to bank overdraft	38,585	–	–	–
Payable to directors under the deferred compensation plan (Note 6)	10,953	65,458	37,417	11,913
Payable for directors fees	288	2,837	818	793
Payable for foreign capital gains tax	–	1,194,348	–	–
Other accrued expenses and liabilities	79,177	374,092	106,177	108,126
Written options, at fair value^	130,767	–	–	–
Total liabilities	14,905,045	18,036,413	9,064,357	3,774,623
NET ASSETS	$115,508,684	$1,184,159,105	$324,605,638	$317,791,603

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023 (continued)

		Voya Global Bond Portfolio	Voya Global Insights Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio
NET ASSETS WERE COMPRISED OF:
Paid-in capital		$142,216,901	$431,854,796	$292,356,262	$296,915,809
Total distributable earnings (loss)		(26,708,217)	752,304,309	32,249,376	20,875,794
NET ASSETS		$115,508,684	$1,184,159,105	$324,605,638	$317,791,603

+	Including securities loaned at value	$2,020,464	$—	$8,091,244	$1,805,141
*	Cost of investments in securities	$103,322,393	$1,073,041,753	$288,600,979	$301,081,261
**	Cost of investments in affiliated underlying funds	$12,950,942	$—	$—	$—
†	Cost of short-term investments	$9,802,241	$19,890,007	$8,539,581	$7,724,416
‡	Cost of foreign currencies	$270,713	$3,311	$116,774	$156,296
^	Premiums received on written options	$125,284	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023 (continued)

	Voya Global Bond Portfolio	Voya Global Insights Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio
Class ADV
Net assets	$13,790,097	$114,504,930	$24,514,928	$101,671,855
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,676,914	7,017,067	2,499,260	10,137,594
Net asset value and redemption price per share	$8.22	$16.32	$9.81	$10.03
Class I
Net assets	$79,766,153	$940,044,653	$106,169,633	$128,382,443
Shares authorized	100,000,000	250,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,522,225	52,243,200	10,686,258	11,464,155
Net asset value and redemption price per share	$8.38	$17.99	$9.94	$11.20
Class S
Net assets	$21,952,434	$127,023,799	$193,728,727	$85,925,459
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,623,853	7,624,135	19,633,492	7,861,357
Net asset value and redemption price per share	$8.37	$16.66	$9.87	$10.93
Class S2
Net assets	n/a	$2,585,723	$192,350	$1,811,846
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	164,374	19,207	180,450
Net asset value and redemption price per share	n/a	$15.73	$10.01	$10.04

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio
ASSETS:
Investments in securities at fair value*	$496,333,587	$62,309,508	$155,429,884	$248,902,752
Short-term investments at fair value†	–	1,747,243	389,252	5,280,233
Foreign currencies at value‡	–	–	–	627
Receivables:
Investment securities sold	–	564,520	2,295,806	–
Fund shares sold	299,791	65,036	28,800	174,843
Dividends	561,268	38,994	257,984	420,070
Foreign tax reclaims	–	32,485	–	24,970
Unrealized appreciation on forward foreign currency contracts	–	–	–	162
Prepaid expenses	4,246	482	1,347	2,245
Reimbursement due from Investment Adviser	46,387	28,296	21,234	59,356
Other assets	28,975	11,438	7,864	19,419
Total assets	497,274,254	64,798,002	158,432,171	254,884,677
LIABILITIES:
Payable for investment securities purchased	327,932	402,756	2,239,323	–
Payable for fund shares redeemed	171	1,371	2,285,661	58,487
Unrealized depreciation on forward foreign currency contracts	–	–	–	55,796
Payable for investment management fees	391,054	45,820	105,803	147,953
Payable for distribution and shareholder service fees	90,465	18,488	25,204	31,339
Payable to custodian due to foreign currency overdraft§	188	–	–	–
Payable to custodian due to bank overdraft	220,732	–	–	–
Payable to directors under the deferred compensation plan (Note 6)	28,975	11,438	7,864	19,419
Payable for directors fees	1,225	136	377	629
Other accrued expenses and liabilities	148,644	42,529	44,399	55,909
Total liabilities	1,209,386	522,538	4,708,631	369,532
NET ASSETS	$496,064,868	$64,275,464	$153,723,540	$254,515,145
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$70,249,828	$51,005,872	$113,734,673	$196,378,142
Total distributable earnings	425,815,040	13,269,592	39,988,867	58,137,003
NET ASSETS	$496,064,868	$64,275,464	$153,723,540	$254,515,145
* Cost of investments in securities	$89,254,194	$49,648,891	$128,208,972	$206,773,558
† Cost of short-term investments	$—	$1,747,243	$389,252	$5,280,233
‡ Cost of foreign currencies	$—	$—	$—	$603
§ Cost of foreign currency overdraft	$185	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023 (Continued)

	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio
Class ADV
Net assets	$107,137,810	$32,296,550	$25,024,555	$30,757,237
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,255,224	2,692,582	1,554,144	1,542,295
Net asset value and redemption price per share	$20.39	$11.99	$16.10	$19.94
Class I
Net assets	$126,518,998	$7,078,441	$49,604,801	$134,900,954
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,756,787	497,688	2,921,052	6,686,691
Net asset value and redemption price per share	$26.60	$14.22	$16.98	$20.17
Class R6
Net assets	$41,143,865	n/a	$8,337,745	n/a
Shares authorized	100,000,000	n/a	100,000,000	n/a
Par value	$0.001	n/a	$0.001	n/a
Shares outstanding	1,544,397	n/a	489,879	n/a
Net asset value and redemption price per share	$26.64	n/a	$17.02	n/a
Class S
Net assets	$219,006,290	$24,900,473	$69,044,461	$88,856,954
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,283,822	1,865,202	4,087,788	4,397,317
Net asset value and redemption price per share	$23.59	$13.35	$16.89	$20.21
Class S2
Net assets	$2,257,905	n/a	$1,711,978	n/a
Shares authorized	100,000,000	n/a	100,000,000	n/a
Par value	$0.001	n/a	$0.001	n/a
Shares outstanding	107,589	n/a	106,240	n/a
Net asset value and redemption price per share	$20.99	n/a	$16.11	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$987,541,320	$306,254,770	$1,040,316,112	$1,444,711,393
Short-term investments at fair value†	57,361,731	6,082,124	2,930,354	10,707,616
Cash	26,734	–	601,786	1,997,232
Foreign currencies at value‡	127,173	–	–	306
Receivables:
Investment securities sold	–	–	1,039,584	1,865,674
Fund shares sold	295,501	51,187	62,224	298,915
Dividends	989,787	684,006	282,169	208,833
Interest	2,001,311	–	922	4,480
Foreign tax reclaims	51,994	–	2,377	4,189
Variation margin on futures contracts	2,625	–	–	–
Unrealized appreciation on forward foreign currency contracts	47,360	–	–	–
Prepaid expenses	9,139	2,852	8,531	11,585
Reimbursement due from Investment Adviser	65,504	80,115	97,975	–
Other assets	69,073	19,071	39,483	63,913
Total assets	1,048,589,252	313,174,125	1,045,381,517	1,459,874,136
LIABILITIES:
Payable for investment securities purchased	–	–	720,551	–
Payable for fund shares redeemed	191,402	316,564	400,985	562,608
Payable upon receipt of securities loaned	19,724,064	–	1,513,124	3,442,602
Unrealized depreciation on forward foreign currency contracts	205,623	–	–	–
Payable for investment management fees	553,708	214,628	619,256	800,109
Payable for distribution and shareholder service fees	162,785	60,832	33,435	132,181
Payable to directors under the deferred compensation plan (Note 6)	69,073	19,071	39,483	63,913
Payable for directors fees	2,573	789	2,497	3,513
Other accrued expenses and liabilities	151,382	95,441	203,569	524,243
Total liabilities	21,060,610	707,325	3,532,900	5,529,169
NET ASSETS	$1,027,528,642	$312,466,800	$1,041,848,617	$1,454,344,967
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$860,887,187	$218,845,024	$763,391,416	$869,349,632
Total distributable earnings	166,641,455	93,621,776	278,457,201	584,995,335
NET ASSETS	$1,027,528,642	$312,466,800	$1,041,848,617	$1,454,344,967
+ Including securities loaned at value	$19,188,598	$—	$1,465,069	$3,347,672
* Cost of investments in securities	$886,832,458	$226,410,422	$873,149,984	$1,007,898,618
† Cost of short-term investments	$57,361,786	$6,082,124	$2,930,354	$10,707,616
‡ Cost of foreign currencies	$127,213	$—	$—	$303

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023 (continued)

	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Class ADV
Net assets	$40,401,343	$75,702,884	$64,560,969	$283,595,357
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	992,284	5,297,435	8,002,132	4,064,176
Net asset value and redemption price per share	$40.72	$14.29	$8.07	$69.78
Class I
Net assets	$419,319,606	$97,397,867	$836,627,462	$1,110,625,236
Shares authorized	100,000,000	100,000,000	250,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,048,113	6,459,792	80,898,926	13,048,893
Net asset value and redemption price per share	$41.73	$15.08	$10.34	$85.11
Class R6
Net assets	n/a	n/a	$109,932,447	n/a
Shares authorized	n/a	n/a	100,000,000	n/a
Par value	n/a	n/a	$0.001	n/a
Shares outstanding	n/a	n/a	10,603,891	n/a
Net asset value and redemption price per share	n/a	n/a	$10.37	n/a
Class S
Net assets	$316,937,142	$138,589,772	$28,113,545	$54,637,497
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,669,506	9,375,559	2,982,728	704,395
Net asset value and redemption price per share	$41.32	$14.78	$9.43	$77.57
Class S2
Net assets	$250,870,551	$776,277	$2,614,194	$5,486,877
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,198,107	54,431	318,302	75,855
Net asset value and redemption price per share	$40.48	$14.26	$8.21	$72.33

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended december 31, 2023

	Voya Global Bond Portfolio	Voya Global Insights Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$66,342	$10,130,363	$14,961,464	$7,910,037
Dividends from affiliated underlying funds	812,491	—	—	—
Interest, net of foreign taxes withheld*	4,115,965	1,908	17,613	597
Securities lending income, net	28,308	57,216	116,684	28,617
Other	552	5,368	1,565	1,521
Total investment income	5,023,658	10,194,855	15,097,326	7,940,772
EXPENSES:
Investment management fees	692,530	7,942,505	1,963,862	2,886,820
Distribution and shareholder service fees:
Class ADV	69,003	533,265	121,018	484,697
Class S	53,712	301,020	491,817	212,971
Class S2	—	9,232	819	6,701
Transfer agent fees:
Class ADV	17,696	126,821	18,941	177,179
Class I	97,458	1,076,894	83,087	243,993
Class S	26,939	143,174	153,954	155,702
Class S2	—	2,927	160	3,058
Shareholder reporting expense	27,075	86,352	26,820	10,950
Professional fees	12,482	102,673	26,429	21,900
Custody and accounting expense	95,635	134,120	88,740	73,509
Directors fees	2,886	28,370	8,183	7,934
Miscellaneous expense	10,888	88,005	44,263	19,157
Interest expense	—	4,068	5,474	4,321
Total expenses	1,106,304	10,579,426	3,033,567	4,308,892
Waived and reimbursed fees	(210,115)	(675,879)	—	(893,129)
Net expenses	896,189	9,903,547	3,033,567	3,415,763
Net investment income	4,127,469	291,308	12,063,759	4,525,009
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	(1,650,241)	658,451,610	8,448,454	10,128,820
Sale of affiliated underlying funds	(1,579,791)	—	—	—
Capital gain distributions from affiliated underlying funds	25,504	—	—	—
Forward foreign currency contracts	(3,888,793)	(44,507)	—	(623,006)
Foreign currency related transactions	1,647,386	(109,144)	(53,035)	507,906
Futures	(575,018)	—	—	—
Swaps	1,497,693	—	—	—
Written options	1,109,582	—	—	—
Net realized gain (loss)	(3,413,678)	658,297,959	8,395,419	10,013,720
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	4,500,381	(341,599,702)	24,145,501	13,315,102
Affiliated underlying funds	2,075,054	—	—	—
Forward foreign currency contracts	146,857	43,366	—	(71,953)
Foreign currency related transactions	35,624	22,513	57,198	1,238
Futures	1,702,659	—	—	—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended december 31, 2023 (continued)

	Voya Global Bond Portfolio	Voya Global Insights Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio
Swaps	(2,494,763)	—	—	—
Written options	(16,194)	—	—	—
Net change in unrealized appreciation (depreciation)	5,949,618	(341,533,823)	24,202,699	13,244,387
Net realized and unrealized gain	2,535,940	316,764,136	32,598,118	23,258,107
Increase in net assets resulting from operations	$6,663,409	$317,055,444	$44,661,877	$27,783,116
* Foreign taxes withheld	$3,466	$923,643	$1,472,814	$106,858
^ Foreign capital gains taxes withheld	$—	$3,292,101	$—	$—
# Change in foreign capital gains taxes accrued	$—	$628,473	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended december 31, 2023

	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,048,038	$748,777	$3,230,064	$6,457,509
Interest	—	—	1,158	166
Securities lending income, net	—	—	—	10,177
Other	2,337	250	720	1,200
Total investment income	5,050,375	749,027	3,231,942	6,469,052
EXPENSES:
Investment management fees	4,655,072	487,081	1,283,059	1,760,309
Distribution and shareholder service fees:
Class ADV	526,621	134,181	128,374	154,738
Class S	539,912	52,034	170,218	216,091
Class S2	8,912	—	6,227	—
Transfer agent fees:
Class ADV	142,453	12,556	28,727	20,700
Class I	171,977	3,055	50,926	89,679
Class R6	61	—	33	—
Class S	292,096	9,738	76,172	57,790
Class S2	3,012	—	1,739	—
Shareholder reporting expense	18,310	6,205	9,140	10,220
Professional fees	37,422	15,330	19,030	19,135
Custody and accounting expense	57,868	15,550	13,722	24,401
Directors fees	12,252	1,353	3,775	6,288
Miscellaneous expense	31,418	14,454	14,093	5,499
Interest expense	17,972	—	—	—
Total expenses	6,515,358	751,537	1,805,235	2,364,850
Waived and reimbursed fees	(558,279)	(182,451)	(110,515)	(228,713)
Brokerage commission recapture	—	(1,582)	(32,755)	—
Net expenses	5,957,079	567,504	1,661,965	2,136,137
Net investment income (loss)	(906,704)	181,523	1,569,977	4,332,915
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	21,250,073	1,696,966	11,430,387	21,578,215
Forward foreign currency contracts	—	—	—	(107,886)
Foreign currency related transactions	(6,107)	—	—	44,162
Net realized gain	21,243,966	1,696,966	11,430,387	21,514,491
Net change in unrealized appreciation (depreciation) on:
Investments	46,874,122	12,968,483	6,064,337	2,806,188
Forward foreign currency contracts	—	—	—	(29,017)
Foreign currency related transactions	(2)	—	—	31
Net change in unrealized appreciation (depreciation)	46,874,120	12,968,483	6,064,337	2,777,202
Net realized and unrealized gain	68,118,086	14,665,449	17,494,724	24,291,693
Increase in net assets resulting from operations	$67,211,382	$14,846,972	$19,064,701	$28,624,608
* Foreign taxes withheld	$757	$4,164	$1,128	$68,053

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended december 31, 2023

	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,397,172	$6,213,277	$8,069,299	$7,508,664
Interest	10,811,715	254	29,863	99,387
Securities lending income, net	492,077	359	45,017	44,700
Other	4,914	1,513	4,746	6,649
Total investment income	27,705,878	6,215,403	8,148,925	7,659,400
EXPENSES:
Investment management fees	6,626,586	2,681,701	7,387,784	9,832,877
Distribution and shareholder service fees:
Class ADV	205,088	373,390	290,304	1,279,797
Class S	806,638	352,424	67,678	121,266
Class S2	1,006,046	2,906	9,521	18,377
Transfer agent fees:
Class ADV	20,701	94,124	58,617	228,781
Class I	208,871	124,985	819,687	981,978
Class R6	—	—	133	—
Class S	162,838	177,738	27,341	43,478
Class S2	126,925	914	2,402	4,083
Shareholder reporting expense	66,250	29,200	79,340	48,000
Professional fees	79,825	29,200	80,785	98,625
Custody and accounting expense	78,295	28,545	63,594	106,522
Directors fees	25,731	7,889	24,965	35,125
Miscellaneous expense	50,658	21,679	52,336	39,115
Interest expense	—	320	7,583	1,393
Total expenses	9,464,452	3,925,015	8,972,070	12,839,417
Waived and reimbursed fees	(884,076)	(510,500)	(811,431)	(1,397,721)
Brokerage commission recapture	—	(4,954)	—	—
Net expenses	8,580,376	3,409,561	8,160,639	11,441,696
Net investment income (loss)	19,125,502	2,805,842	(11,714)	(3,782,296)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	69,476,424	15,125,556	111,592,205	158,233,647
Forward foreign currency contracts	16,184	—	—	—
Foreign currency related transactions	31,979	—	1	(5,514)
Futures	236,352	—	—	—
Net realized gain	69,760,939	15,125,556	111,592,206	158,228,133
Net change in unrealized appreciation (depreciation) on:
Investments	8,485,130	13,066,428	80,904,848	368,664,053
Forward foreign currency contracts	(410,211)	—	—	—
Foreign currency related transactions	5,056	—	—	64
Futures	(140,475)	—	—	—
Net change in unrealized appreciation (depreciation)	7,939,500	13,066,428	80,904,848	368,664,117
Net realized and unrealized gain	77,700,439	28,191,984	192,497,054	526,892,250
Increase in net assets resulting from operations	$96,825,941	$30,997,826	$192,485,340	$523,109,954
* Foreign taxes withheld	$123,033	$—	$16,943	$102,275

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Bond Portfolio		Voya Global Insights Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$4,127,469	$3,663,047	$291,308	$628,302
Net realized gain (loss)	(3,413,678)	(21,566,424)	658,297,959	126,133,141
Net change in unrealized appreciation (depreciation)	5,949,618	(10,645,934)	(341,533,823)	(666,043,724)
Increase (decrease) in net assets resulting from operations	6,663,409	(28,549,311)	317,055,444	(539,282,281)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(328,883)	—	(12,912,543)	(17,135,556)
Class I	(2,321,480)	—	(98,532,842)	(145,390,666)
Class S	(568,595)	—	(14,309,296)	(19,841,719)
Class S2	—	—	(286,385)	(484,333)
Return of capital:
Class ADV	(117,703)	(368,978)	—	—
Class I	(670,532)	(2,606,514)	—	—
Class S	(180,277)	(633,923)	—	—
Total distributions	(4,187,470)	(3,609,415)	(126,041,066)	(182,852,274)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,128,561	6,419,046	20,371,389	23,912,135
Reinvestment of distributions	4,187,470	3,609,415	126,041,066	182,852,274
	8,316,031	10,028,461	146,412,455	206,764,409
Cost of shares redeemed	(14,858,677)	(17,174,192)	(209,905,930)	(149,182,257)
Net increase (decrease) in net assets resulting from capital share transactions	(6,542,646)	(7,145,731)	(63,493,475)	57,582,152
Net increase (decrease) in net assets	(4,066,707)	(39,304,457)	127,520,903	(664,552,403)
NET ASSETS:
Beginning of year or period	119,575,391	(158,879,848)	1,056,638,202	1,721,190,605
End of year or period	$115,508,684	$119,575,391	$1,184,159,105	$1,056,638,202

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya International High Dividend Low Volatility Portfolio		VY® American Century Small-Mid Cap Value Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$12,063,759	$13,251,844	$4,525,009	$4,844,009
Net realized gain (loss)	8,395,419	(16,681,403)	10,013,720	41,243,493
Net change in unrealized appreciation (depreciation)	24,202,699	(33,632,735)	13,244,387	(68,320,061)
Increase (decrease) in net assets resulting from operations	44,661,877	(37,062,294)	27,783,116	(22,232,559)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(969,483)	(1,010,101)	(14,503,355)	(19,606,986)
Class I	(4,689,379)	(5,146,169)	(17,999,983)	(31,568,986)
Class S	(8,310,875)	(9,376,139)	(11,724,728)	(16,996,280)
Class S2	(6,328)	(17,790)	(252,395)	(343,178)
Total distributions	(13,976,065)	(15,550,199)	(44,480,461)	(68,515,430)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,916,567	14,407,949	22,039,854	28,004,910
Reinvestment of distributions	13,976,065	(15,550,199)	44,480,461	68,515,430
	20,892,632	29,958,148	66,520,315	96,520,340
Cost of shares redeemed	(62,800,366)	(52,723,524)	(87,458,604)	(50,038,901)
Net increase (decrease) in net assets resulting from capital share transactions	(41,907,734)	(22,765,376)	(20,938,289)	46,481,439
Net decrease in net assets	(11,221,922)	(75,377,869)	(37,635,634)	(44,266,550)
NET ASSETS:
Beginning of year or period	335,827,560	411,205,429	355,427,237	399,693,787
End of year or period	$324,605,638	$335,827,560	$317,791,603	$355,427,237

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Baron Growth Portfolio		VY® Columbia Contrarian Core Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income (loss)	$(906,704)	$(887,056)	$181,523	$918,559
Net realized gain	21,243,966	28,378,493	1,696,966	17,655,851
Net change in unrealized appreciation (depreciation)	46,874,120	(180,051,914)	12,968,483	(51,787,103)
Increase (decrease) in net assets resulting from operations	67,211,382	(152,560,477)	14,846,972	(33,212,693)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(7,127,554)	(13,275,713)	(10,045,623)	(4,553,775)
Class I	(6,599,482)	(12,899,261)	(2,181,053)	(20,933,966)
Class R6	(2,056,896)	(4,028,415)	—	—
Class S	(12,764,976)	(23,959,964)	(7,275,819)	(3,360,151)
Class S2	(146,175)	(271,581)	—	—
Total distributions	(28,695,083)	(54,434,934)	(19,502,495)	(28,847,892)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,643,693	25,617,606	7,885,619	14,876,788
Reinvestment of distributions	28,695,083	54,434,934	19,502,495	28,847,892
	52,338,776	80,052,540	27,388,114	43,724,680
Cost of shares redeemed	(61,357,510)	(59,407,267)	(5,521,192)	(147,131,039)
Net increase (decrease) in net assets resulting from capital share transactions	(9,018,734)	20,645,273	21,866,922	(103,406,359)
Net increase (decrease) in net assets	29,497,565	(186,350,138)	17,211,399	(165,466,944)
NET ASSETS:
Beginning of year or period	466,567,303	652,917,441	47,064,065	212,531,009
End of year or period	$496,064,868	$466,567,303	$64,275,464	$47,064,065

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Columbia Small Cap Value II Portfolio		VY® Invesco Comstock Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$1,569,977	$616,438	$4,332,915	$4,393,710
Net realized gain	11,430,387	11,054,043	21,514,491	33,389,752
Net change in unrealized appreciation (depreciation)	6,064,337	(38,556,293)	2,777,202	(36,045,518)
Increase (decrease) in net assets resulting from operations	19,064,701	(26,885,812)	28,624,608	1,737,944
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,830,517)	(4,692,317)	(4,366,152)	(530,192)
Class I	(3,879,556)	(6,791,315)	(19,603,597)	(2,931,301)
Class R6	(808,468)	(1,562,818)	—	—
Class S	(5,065,500)	(11,137,553)	(12,583,981)	(1,567,210)
Class S2	(119,642)	(238,020)	—	—
Total distributions	(11,703,683)	(24,422,023)	(36,553,730)	(5,028,703)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,108,707	25,784,256	20,234,648	43,441,009
Reinvestment of distributions	11,703,683	24,422,023	36,553,730	5,028,703
	29,812,390	50,206,279	56,788,378	48,469,712
Cost of shares redeemed	(39,518,832)	(39,073,483)	(56,375,582)	(78,137,239)
Net increase (decrease) in net assets resulting from capital share transactions	(9,706,442)	11,132,796	412,796	(29,667,527)
Net decrease in net assets	(2,345,424)	(40,175,039)	(7,516,326)	(32,958,286)
NET ASSETS:
Beginning of year or period	156,068,964	196,244,003	262,031,471	294,989,757
End of year or period	$153,723,540	$156,068,964	$254,515,145	$262,031,471

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Equity and Income Portfolio		VY® JPMorgan Mid Cap Value Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$19,125,502	$17,397,307	$2,805,842	$3,349,504
Net realized gain	69,760,939	59,465,134	15,125,556	31,472,540
Net change in unrealized appreciation (depreciation)	7,939,500	(176,336,770)	13,066,428	(69,950,888)
Increase (decrease) in net assets resulting from operations	96,825,941	(99,474,329)	30,997,826	(35,128,844)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(3,002,847)	(7,174,942)	(8,189,523)	(14,497,034)
Class I	(32,095,901)	(70,704,485)	(11,031,784)	(19,038,677)
Class S	(24,208,138)	(58,915,829)	(14,959,142)	(27,658,238)
Class S2	(18,987,426)	(44,865,301)	(81,614)	(246,251)
Total distributions	(78,294,312)	(181,660,557)	(34,262,063)	(61,440,200)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,479,116	22,784,795	8,443,466	17,650,380
Reinvestment of distributions	78,294,312	181,660,557	34,262,063	61,440,200
	90,773,428	204,445,352	42,705,529	79,090,580
Cost of shares redeemed	(161,030,113)	(154,284,446)	(68,183,635)	(64,310,655)
Net increase (decrease) in net assets resulting from capital share transactions	(70,256,685)	50,160,906	(25,478,106)	14,779,925
Net decrease in net assets	(51,725,056)	(230,973,980)	(28,742,343)	(81,789,119)
NET ASSETS:
Beginning of year or period	1,079,253,698	1,310,227,678	341,209,143	422,998,262
End of year or period	$1,027,528,642	$1,079,253,698	$312,466,800	$341,209,143

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio		VY® T. Rowe Price Growth Equity Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income (loss)	$(11,714)	$162,429	$(3,782,296)	$(6,163,726)
Net realized gain	111,592,206	1,045,272	158,228,133	23,955,160
Net change in unrealized appreciation (depreciation)	80,904,848	(352,363,923)	368,664,117	(891,418,952)
Increase (decrease) in net assets resulting from operations	192,485,340	(351,156,222)	523,109,954	(873,627,518)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(107,713)	(16,464,701)	(5,190,346)	(52,283,533)
Class I	(1,166,965)	(219,028,054)	(18,136,947)	(200,545,652)
Class R6	(147,085)	(23,277,351)	—	—
Class S	(42,748)	(7,774,089)	(915,312)	(8,926,736)
Class S2	(4,426)	(1,146,204)	(91,490)	(823,026)
Total distributions	(1,468,937)	(267,690,399)	(24,334,095)	(262,578,947)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,167,776	38,485,489	96,784,357	154,099,854
Reinvestment of distributions	1,468,937	267,690,399	24,334,095	262,578,947
	32,636,713	306,175,888	121,118,452	416,678,801
Cost of shares redeemed	(195,626,075)	(134,779,477)	(376,903,651)	(285,346,872)
Net increase (decrease) in net assets resulting from capital share transactions	(162,989,362)	171,396,411	(255,785,199)	131,331,929
Net increase (decrease) in net assets	28,027,041	(447,450,210)	242,990,660	(1,004,874,536)
NET ASSETS:
Beginning of year or period	1,013,821,576	1,461,271,786	1,211,354,307	2,216,228,843
End of year or period	$1,041,848,617	$1,013,821,576	$1,454,344,967	$1,211,354,307

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Global Bond Portfolio(5)
Class ADV
12-31-23	8.04	0.25•	0.19	0.44	0.19	—	0.07	0.26	—	8.22	5.62	1.35	1.17	1.17	3.18	13,790	264
12-31-22	10.13	0.21•	(2.10)	(1.89)	—	—	0.20	0.20	—	8.04	(18.75)	1.31	1.17	1.17	2.38	14,350	194
12-31-21	11.28	0.27•	(0.85)	(0.58)	0.49	—	0.08	0.57	—	10.13	(5.21)	1.30	1.17	1.17	2.54	19,156	144
12-31-20	10.64	0.28	0.62	0.90	0.26	—	—	0.26	—	11.28	8.58	1.28	1.17	1.17	2.50	21,097	150
12-31-19	10.33	0.27•	0.48	0.75	0.44	—	—	0.44	—	10.64	7.36	1.16	1.16	1.16	2.58	21,661	228
Class I
12-31-23	8.19	0.34•	0.16	0.50	0.24	—	0.07	0.31	—	8.38	6.24	0.85	0.67	0.67	4.20	79,766	264
12-31-22	10.32	0.25•	(2.13)	(1.88)	—	—	0.25	0.25	—	8.19	(18.35)	0.81	0.67	0.67	2.88	83,034	194
12-31-21	11.49	0.33•	(0.87)	(0.54)	0.55	—	0.08	0.63	—	10.32	(4.78)	0.80	0.67	0.67	3.04	110,162	144
12-31-20	10.83	0.33•	0.64	0.97	0.31	—	—	0.31	—	11.49	9.20	0.78	0.67	0.67	3.00	125,244	150
12-31-19	10.51	0.33•	0.49	0.82	0.50	—	—	0.50	—	10.83	7.90	0.66	0.66	0.66	3.08	146,354	228
Class S
12-31-23	8.18	0.12•	0.36	0.48	0.22	—	0.07	0.29	—	8.37	5.97	1.10	0.92	0.92	1.51	21,952	264
12-31-22	10.30	0.23•	(2.12)	(1.89)	—	—	0.23	0.23	—	8.18	(18.49)	1.06	0.92	0.92	2.63	22,191	194
12-31-21	11.47	0.30•	(0.87)	(0.57)	0.52	—	0.08	0.60	—	10.30	(5.03)	1.05	0.92	0.92	2.79	29,562	144
12-31-20	10.82	0.31	0.63	0.94	0.29	—	—	0.29	—	11.47	8.85	1.03	0.92	0.92	2.75	33,183	150
12-31-19	10.50	0.31•	0.48	0.79	0.47	—	—	0.47	—	10.82	7.64	0.91	0.91	0.91	2.83	33,323	228
Voya Global Insights Portfolio
Class ADV
12-31-23	13.99	(0.06)•	4.40	4.34	—	2.01	—	2.01	—	16.32	31.96	1.36	1.30	1.30	(0.41)	114,505	107
12-31-22	24.55	(0.06)•	(7.57)	(7.63)	—	2.93	—	2.93	—	13.99	(32.28)	1.35	1.30	1.30	(0.38)	93,472	13
12-31-21	22.38	(0.19)•	3.51	3.32	—	1.15	—	1.15	—	24.55	14.80	1.33	1.30	1.30	(0.80)	149,741	7
12-31-20	18.41	(0.10)•	4.91	4.81	0.13	0.71	—	0.84	—	22.38	27.19	1.35	1.30	1.30	(0.53)	131,946	8
12-31-19	17.06	0.04	4.89	4.93	—	3.58	—	3.58	—	18.41	31.10	1.25	1.25	1.25	0.26	123,467	8
Class I
12-31-23	15.20	0.02•	4.79	4.81	0.01	2.01	—	2.02	—	17.99	32.54	0.86	0.80	0.80	0.10	940,045	107
12-31-22	26.21	0.02•	(8.10)	(8.08)	—	2.93	—	2.93	—	15.20	(31.93)	0.85	0.80	0.80	0.12	852,916	13
12-31-21	23.71	(0.08)•	3.73	3.65	—	1.15	—	1.15	—	26.21	15.37	0.83	0.80	0.80	(0.30)	1,381,312	7
12-31-20	19.46	(0.01)•	5.20	5.19	0.23	0.71	—	0.94	—	23.71	27.78	0.85	0.80	0.80	(0.03)	1,332,750	8
12-31-19	17.86	0.15	5.13	5.28	0.10	3.58	—	3.68	—	19.46	31.80	0.75	0.75	0.75	0.76	1,225,197	8
Class S
12-31-23	14.22	(0.02)•	4.47	4.45	—	2.01	—	2.01	—	16.66	32.24	1.11	1.05	1.05	(0.15)	127,024	107
12-31-22	24.83	(0.02)•	(7.66)	(7.68)	—	2.93	—	2.93	—	14.22	(32.10)	1.10	1.05	1.05	(0.13)	108,045	13
12-31-21	22.56	(0.13)•	3.55	3.42	—	1.15	—	1.15	—	24.83	15.13	1.08	1.05	1.05	(0.55)	185,986	7
12-31-20	18.56	(0.05)•	4.94	4.89	0.18	0.71	—	0.89	—	22.56	27.43	1.10	1.05	1.05	(0.28)	188,985	8
12-31-19	17.17	0.10	4.91	5.01	0.04	3.58	—	3.62	—	18.56	31.44	1.00	1.00	1.00	0.52	181,045	8
Class S2
12-31-23	13.53	(0.05)•	4.26	4.21	—	2.01	—	2.01	—	15.73	32.10	1.26	1.20	1.20	(0.31)	2,586	107
12-31-22	23.85	(0.04)•	(7.35)	(7.39)	—	2.93	—	2.93	—	13.53	(32.21)	1.25	1.20	1.20	(0.27)	2,205	13
12-31-21	21.75	(0.16)•	3.41	3.25	—	1.15	—	1.15	—	23.85	14.91	1.23	1.20	1.20	(0.69)	4,152	7
12-31-20	17.89	(0.07)•	4.77	4.70	0.13	0.71	—	0.84	—	21.75	27.33	1.25	1.20	1.20	(0.42)	4,266	8
12-31-19	16.67	0.06	4.77	4.83	0.03	3.58	—	3.61	—	17.89	31.26	1.15	1.15	1.15	0.37	4,611	8
Voya International High Dividend Low Volatility Portfolio
Class ADV
12-31-23	8.95	0.32•	0.93	1.25	0.39	—	—	0.39	—	9.81	14.24	1.24	1.24	1.24	3.38	24,515	73
12-31-22	10.31	0.31•	(1.28)	(0.97)	0.39	—	—	0.39	—	8.95	(9.34)	1.22	1.22	1.22	3.39	24,167	67
12-31-21	9.43	0.28•	0.80	1.08	0.20	—	—	0.20	—	10.31	11.50	1.23	1.23	1.23	2.75	27,021	73

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya International High Dividend Low Volatility Portfolio (continued)
Class ADV (continued)
12-31-20	11.36	0.19	(0.49)	(0.30)	0.32	1.31	—	1.63	—	9.43	(1.17)	1.24	1.24	1.24	1.86	26,702	74
12-31-19	10.88	0.27•	1.38	1.65	0.19	0.98	—	1.17	—	11.36	16.13	1.30	1.26	1.25	2.36	29,900	143
Class I
12-31-23	9.06	0.37•	0.95	1.32	0.44	—	—	0.44	—	9.94	14.87	0.74	0.74	0.74	3.87	106,170	73
12-31-22	10.44	0.36•	(1.30)	(0.94)	0.44	—	—	0.44	—	9.06	(8.90)	0.72	0.72	0.72	3.92	107,060	67
12-31-21	9.54	0.33•	0.82	1.15	0.25	—	—	0.25	—	10.44	12.08	0.73	0.73	0.73	3.25	125,719	73
12-31-20	11.49	0.25	(0.51)	(0.26)	0.38	1.31	—	1.69	—	9.54	(0.71)	0.74	0.74	0.74	2.37	122,082	74
12-31-19	11.00	0.33•	1.40	1.73	0.26	0.98	—	1.24	—	11.49	16.75	0.80	0.76	0.75	2.86	139,862	143
Class S
12-31-23	9.00	0.34•	0.94	1.28	0.41	—	—	0.41	—	9.87	14.52	0.99	0.99	0.99	3.62	193,729	73
12-31-22	10.36	0.34•	(1.29)	(0.95)	0.41	—	—	0.41	—	9.00	(9.07)	0.97	0.97	0.97	3.68	204,207	67
12-31-21	9.47	0.30•	0.82	1.12	0.23	—	—	0.23	—	10.36	11.79	0.98	0.98	0.98	3.00	258,075	73
12-31-20	11.41	0.22	(0.50)	(0.28)	0.35	1.31	—	1.66	—	9.47	(0.94)	0.99	0.99	0.99	2.12	268,402	74
12-31-19	10.93	0.30•	1.38	1.68	0.22	0.98	—	1.20	—	11.41	16.40	1.05	1.01	1.00	2.61	308,132	143
Class S2
12-31-23	9.08	0.30•	0.98	1.28	0.35	—	—	0.35	—	10.01	14.29	1.14	1.14	1.14	3.12	192	73
12-31-22	10.47	0.32•	(1.30)	(0.98)	0.41	—	—	0.41	—	9.08	(9.30)	1.12	1.12	1.12	3.50	394	67
12-31-21	9.56	0.29•	0.82	1.11	0.20	—	—	0.20	—	10.47	11.67	1.13	1.13	1.13	2.85	390	73
12-31-20	11.52	0.18•	(0.48)	(0.30)	0.35	1.31	—	1.66	—	9.56	(1.15)	1.14	1.14	1.14	1.92	334	74
12-31-19	10.99	0.27•	1.41	1.68	0.17	0.98	—	1.15	—	11.52	16.28	1.20	1.16	1.15	2.39	389	143
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-23	10.82	0.12•	0.76	0.88	0.21	1.46	—	1.67	—	10.03	8.52	1.64	1.35	1.35	1.16	101,672	46
12-31-22	14.21	0.12•	(0.91)	(0.79)	0.14	2.46	—	2.60	—	10.82	(5.85)	1.81	1.35	1.35	1.01	98,642	66
12-31-21	11.27	0.09•	2.94	3.03	0.09	—	—	0.09	—	14.21	26.94	1.80	1.35	1.35	0.67	110,892	55
12-31-20	11.12	0.11	0.22	0.33	0.12	0.06	—	0.18	—	11.27	3.35	1.86	1.35	1.35	0.92	96,609	70
12-31-19	9.64	0.11	2.66	2.77	0.12	1.17	—	1.29	—	11.12	30.17	1.66	1.34	1.34	0.99	108,460	52
Class I
12-31-23	11.90	0.19•	0.84	1.03	0.27	1.46	—	1.73	—	11.20	9.09	1.14	0.85	0.85	1.63	128,382	46
12-31-22	15.36	0.20•	(0.99)	(0.79)	0.21	2.46	—	2.67	—	11.90	(5.38)	1.31	0.85	0.85	1.51	165,702	66
12-31-21	12.16	0.17•	3.17	3.34	0.14	—	—	0.14	—	15.36	27.57	1.30	0.85	0.85	1.17	186,365	55
12-31-20	11.99	0.16	0.25	0.41	0.18	0.06	—	0.24	—	12.16	3.84	1.36	0.85	0.85	1.42	161,201	70
12-31-19	10.30	0.17	2.87	3.04	0.18	1.17	—	1.35	—	11.99	30.96	1.16	0.84	0.84	1.49	175,917	52
Class S
12-31-23	11.65	0.16•	0.82	0.98	0.24	1.46	—	1.70	—	10.93	8.77	1.39	1.10	1.10	1.41	85,925	46
12-31-22	15.09	0.17•	(0.98)	(0.81)	0.17	2.46	—	2.63	—	11.65	(5.60)	1.56	1.10	1.10	1.26	89,431	66
12-31-21	11.95	0.13•	3.13	3.26	0.12	—	—	0.12	—	15.09	27.30	1.55	1.10	1.10	0.92	100,022	55
12-31-20	11.79	0.13	0.24	0.37	0.15	0.06	—	0.21	—	11.95	3.52	1.61	1.10	1.10	1.17	85,902	70
12-31-19	10.14	0.15	2.81	2.96	0.14	1.17	—	1.31	—	11.79	30.67	1.41	1.09	1.09	1.24	93,230	52
Class S2
12-31-23	10.83	0.13•	0.76	0.89	0.22	1.46	—	1.68	—	10.04	8.59	1.54	1.25	1.25	1.27	1,812	46
12-31-22	14.22	0.13•	(0.92)	(0.79)	0.14	2.46	—	2.60	—	10.83	(5.77)	1.71	1.25	1.25	1.08	1,653	66
12-31-21	11.26	0.10•	2.95	3.05	0.09	—	—	0.09	—	14.22	27.11	1.70	1.25	1.25	0.74	2,415	55
12-31-20	11.12	0.10•	0.23	0.33	0.13	0.06	—	0.19	—	11.26	3.40	1.76	1.25	1.25	1.02	3,328	70
12-31-19	9.62	0.12•	2.67	2.79	0.12	1.17	—	1.29	—	11.12	30.42	1.56	1.24	1.24	1.07	3,271	52

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

VY® Baron Growth Portfolio
Class ADV
12-31-23	19.05	(0.09)•	2.82	2.73	—	1.39	—	1.39	—	20.39	14.56	1.62	1.50	1.50	(0.47)	107,138	1
12-31-22	28.60	(0.10)•	(6.63)	(6.73)	—	2.82	—	2.82	—	19.05	(23.90)	1.59	1.49	1.49	(0.46)	99,639	1
12-31-21	25.98	(0.22)•	5.28	5.06	—	2.44	—	2.44	—	28.60	20.14	1.59	1.49	1.49	(0.82)	140,345	1
12-31-20	19.55	(0.17)	6.60	6.43	—	—	—	—	—	25.98	32.89	1.64	1.49	1.49	(0.80)	122,298	1
12-31-19	24.63	(0.07)	9.03	8.96	—	13.89	0.15	14.04	—	19.55	38.24	1.49	1.49	1.49	(0.40)	105,271	23
Class I
12-31-23	24.36	0.01•	3.62	3.63	—	1.39	—	1.39	—	26.60	15.10	1.12	1.00	1.00	0.03	126,519	1
12-31-22	35.40	0.01•	(8.23)	(8.22)	—	2.82	—	2.82	—	24.36	(23.50)	1.09	0.99	0.99	0.03	122,511	1
12-31-21	31.49	(0.11)•	6.46	6.35	—	2.44	—	2.44	—	35.40	20.73	1.09	0.99	0.99	(0.32)	177,254	1
12-31-20	23.58	(0.08)	7.99	7.91	—	—	—	—	—	31.49	33.55	1.14	0.99	0.99	(0.30)	164,347	1
12-31-19	27.41	0.01	10.20	10.21	—	13.89	0.15	14.04	—	23.58	38.97	0.99	0.99	0.99	0.04	147,370	23
Class R6
12-31-23	24.39	0.01•	3.63	3.64	—	1.39	—	1.39	—	26.64	15.12	0.99	0.99	0.99	0.05	41,144	1
12-31-22	35.44	0.02•	(8.25)	(8.23)	—	2.82	—	2.82	—	24.39	(23.50)	0.98	0.98	0.98	0.06	38,747	1
12-31-21	31.52	(0.10)•	6.46	6.36	—	2.44	—	2.44	—	35.44	20.74	0.97	0.97	0.97	(0.30)	50,410	1
12-31-20	23.60	(0.07)	7.99	7.92	—	—	—	—	—	31.52	33.56	0.99	0.99	0.99	(0.30)	44,926	1
12-31-19	27.43	0.04	10.17	10.21	—	13.89	0.15	14.04	—	23.60	38.94	0.99	0.99	0.99	0.20	33,764	23
Class S
12-31-23	21.80	(0.05)•	3.23	3.18	—	1.39	—	1.39	—	23.59	14.80	1.37	1.25	1.25	(0.22)	219,006	1
12-31-22	32.13	(0.05)•	(7.46)	(7.51)	—	2.82	—	2.82	—	21.80	(23.69)	1.34	1.24	1.24	(0.21)	203,579	1
12-31-21	28.85	(0.17)•	5.89	5.72	—	2.44	—	2.44	—	32.13	20.43	1.34	1.24	1.24	(0.57)	282,227	1
12-31-20	21.65	(0.13)	7.33	7.20	—	—	—	—	—	28.85	33.26	1.39	1.24	1.24	(0.55)	261,358	1
12-31-19	26.10	(0.03)•	9.62	9.59	—	13.89	0.15	14.04	—	21.65	38.52	1.24	1.24	1.24	(0.10)	228,141	23
Class S2
12-31-23	19.56	(0.08)•	2.90	2.82	—	1.39	—	1.39	—	20.99	14.65	1.52	1.40	1.40	(0.37)	2,258	1
12-31-22	29.23	(0.08)•	(6.77)	(6.85)	—	2.82	—	2.82	—	19.56	(23.79)	1.49	1.39	1.39	(0.36)	2,092	1
12-31-21	26.48	(0.21)•	5.40	5.19	—	2.44	—	2.44	—	29.23	20.25	1.49	1.39	1.39	(0.73)	2,681	1
12-31-20	19.91	(0.15)	6.72	6.57	—	—	—	—	—	26.48	33.00	1.54	1.39	1.39	(0.69)	2,963	1
12-31-19	24.87	(0.45)•	9.53	9.08	—	13.89	0.15	14.04	—	19.91	38.37	1.39	1.39	1.39	(1.58)	2,373	23
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-23	14.21	0.02•	3.95	3.97	0.27	5.92	—	6.19	—	11.99	31.36	1.54	1.21	1.20	0.18	32,297	46
12-31-22	21.12	0.03•	(3.75)	(3.72)	0.01	3.18	—	3.19	—	14.21	(18.85)	1.46	1.22	1.22	0.15	23,018	50
12-31-21	19.23	0.00*•	4.42	4.42	0.05	2.48	—	2.53	—	21.12	23.62	1.48	1.23	1.23	0.01	31,288	54
12-31-20	16.38	0.06	3.33	3.39	—	0.54	—	0.54	—	19.23	21.22	1.54	1.23	1.22	0.36	26,173	91
12-31-19	18.94	0.13•	5.51	5.64	0.29	7.91	—	8.20	—	16.38	32.41	1.46	1.23	1.23	0.64	23,961	45
Class I
12-31-23	15.87	0.10•	4.49	4.59	0.32	5.92	—	6.24	—	14.22	32.09	1.04	0.71	0.71	0.67	7,078	46
12-31-22	23.19	0.12•	(4.15)	(4.03)	0.11	3.18	—	3.29	—	15.87	(18.51)	0.96	0.72	0.72	0.64	5,731	50
12-31-21	20.88	0.12•	4.81	4.93	0.14	2.48	—	2.62	—	23.19	24.23	0.98	0.73	0.73	0.52	157,468	54
12-31-20	17.67	0.15•	3.61	3.76	0.01	0.54	—	0.55	—	20.88	21.79	1.04	0.73	0.72	0.80	129,553	91
12-31-19	20.01	0.25•	5.84	6.09	0.52	7.91	—	8.43	—	17.67	33.05	0.96	0.73	0.73	1.14	8,548	45
Class S
12-31-23	15.24	0.06•	4.28	4.34	0.31	5.92	—	6.23	—	13.35	31.76	1.29	0.96	0.95	0.43	24,900	46
12-31-22	22.39	0.07•	(3.98)	(3.91)	0.06	3.18	—	3.24	—	15.24	(18.64)	1.21	0.97	0.97	0.40	18,315	50
12-31-21	20.24	0.06•	4.66	4.72	0.09	2.48	—	2.57	—	22.39	23.94	1.23	0.98	0.98	0.26	23,775	54
12-31-20	17.18	0.11	3.49	3.60	—	0.54	—	0.54	—	20.24	21.45	1.29	0.98	0.97	0.61	20,139	91

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Columbia Contrarian Core Portfolio (continued)
Class S (continued)
12-31-19	19.56	0.20•	5.73	5.93	0.40	7.91	—	8.31	—	17.18	33.06	1.19	0.96	0.96	0.92	18,274	45
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-23	15.27	0.11•	1.91	2.02	0.03	1.16	—	1.19	—	16.10	13.57	1.50	1.42	1.40	0.70	25,025	73
12-31-22	20.83	0.01•	(2.85)	(2.84)	—	2.72	—	2.72	—	15.27	(14.12)	1.49	1.42	1.41	0.07	28,968	56
12-31-21	15.65	(0.02)•	5.30	5.28	0.03	0.07	—	0.10	—	20.83	33.85	1.47	1.42	1.42	(0.10)	39,427	56
12-31-20	15.06	0.03	1.17	1.20	0.05	0.56	—	0.61	—	15.65	9.28	1.51	1.42	1.41	0.18	24,162	47
12-31-19	14.42	0.05	2.67	2.72	0.01	2.07	—	2.08	—	15.06	19.88	1.41	1.38	1.37	0.27	25,615	25
Class I
12-31-23	16.07	0.20•	2.01	2.21	0.14	1.16	—	1.30	—	16.98	14.13	1.00	0.92	0.90	1.23	49,605	73
12-31-22	21.71	0.11•	(2.98)	(2.87)	0.05	2.72	—	2.77	—	16.07	(13.67)	0.99	0.92	0.91	0.59	43,765	56
12-31-21	16.27	0.07•	5.53	5.60	0.09	0.07	—	0.16	—	21.71	34.52	0.97	0.92	0.92	0.37	45,424	56
12-31-20	15.65	0.10	1.22	1.32	0.14	0.56	—	0.70	—	16.27	9.89	1.01	0.92	0.91	0.68	34,277	47
12-31-19	14.94	0.13	2.76	2.89	0.11	2.07	—	2.18	—	15.65	20.42	0.91	0.88	0.87	0.79	36,201	25
Class R6
12-31-23	16.10	0.21•	2.02	2.23	0.15	1.16	—	1.31	—	17.02	14.23	0.89	0.86	0.84	1.28	8,338	73
12-31-22	21.74	0.12•	(2.98)	(2.86)	0.06	2.72	—	2.78	—	16.10	(13.62)	0.89	0.86	0.85	0.65	9,533	56
12-31-21	16.29	0.10•	5.51	5.61	0.09	0.07	—	0.16	—	21.74	34.57	0.89	0.86	0.86	0.49	12,560	56
12-31-20	15.66	0.10	1.23	1.33	0.14	0.56	—	0.70	—	16.29	9.94	0.91	0.88	0.87	0.71	6,983	47
12-31-19	14.94	0.12	2.78	2.90	0.11	2.07	—	2.18	—	15.66	20.48	0.91	0.88	0.87	0.81	6,701	25
Class S
12-31-23	15.98	0.15•	2.01	2.16	0.09	1.16	—	1.25	—	16.89	13.85	1.25	1.17	1.15	0.96	69,044	73
12-31-22	21.61	0.06•	(2.97)	(2.91)	0.00*	2.72	—	2.72	—	15.98	(13.91)	1.24	1.17	1.16	0.32	72,207	56
12-31-21	16.20	0.02•	5.51	5.53	0.05	0.07	—	0.12	—	21.61	34.22	1.22	1.17	1.17	0.12	96,978	56
12-31-20	15.58	0.07	1.20	1.27	0.09	0.56	—	0.65	—	16.20	9.54	1.26	1.17	1.16	0.42	82,438	47
12-31-19	14.86	0.09	2.76	2.85	0.06	2.07	—	2.13	—	15.58	20.21	1.16	1.13	1.12	0.53	89,702	25
Class S2
12-31-23	15.30	0.13•	1.91	2.04	0.07	1.16	—	1.23	—	16.11	13.70	1.40	1.32	1.30	0.82	1,712	73
12-31-22	20.85	0.03	(2.86)	(2.83)	—	2.72	—	2.72	—	15.30	(14.06)	1.39	1.32	1.31	0.17	1,597	56
12-31-21	15.65	0.00*	5.30	5.30	0.03	0.07	—	0.10	—	20.85	33.96	1.37	1.32	1.32	(0.01)	1,856	56
12-31-20	15.02	0.05	1.18	1.23	0.04	0.56	—	0.60	—	15.65	9.45	1.41	1.32	1.31	0.27	1,446	47
12-31-19	14.40	0.05•	2.67	2.72	0.03	2.07	—	2.10	—	15.02	19.95	1.31	1.28	1.27	0.34	1,671	25
VY® Invesco Comstock Portfolio
Class ADV
12-31-23	20.74	0.28•	2.03	2.31	0.30	2.81	—	3.11	—	19.94	11.70	1.29	1.20	1.20	1.36	30,757	19
12-31-22	21.05	0.26•	(0.24)	0.02	0.28	0.05	—	0.33	—	20.74	0.12	1.28	1.20	1.20	1.27	33,953	22
12-31-21	16.05	0.21•	5.03	5.24	0.24	—	—	0.24	—	21.05	32.69	1.29	1.20	1.20	1.06	34,649	31
12-31-20	17.01	0.25	(0.46)	(0.21)	0.30	0.45	—	0.75	—	16.05	(0.74)	1.33	1.27	1.27	1.71	28,434	64
12-31-19	17.39	0.30•	3.74	4.04	0.41	4.01	—	4.42	—	17.01	24.86	1.25	1.23	1.23	1.60	31,202	25
Class I
12-31-23	20.94	0.38•	2.06	2.44	0.40	2.81	—	3.21	—	20.17	12.25	0.79	0.70	0.70	1.87	134,901	19
12-31-22	21.25	0.37•	(0.25)	0.12	0.38	0.05	—	0.43	—	20.94	0.63	0.78	0.70	0.70	1.74	141,023	22
12-31-21	16.20	0.31•	5.09	5.40	0.35	—	—	0.35	—	21.25	33.33	0.79	0.70	0.70	1.58	178,856	31
12-31-20	17.19	0.32•	(0.46)	(0.14)	0.40	0.45	—	0.85	—	16.20	(0.22)	0.83	0.77	0.77	2.25	114,569	64
12-31-19	17.52	0.40•	3.78	4.18	0.50	4.01	—	4.51	—	17.19	25.51	0.75	0.73	0.73	2.09	203,510	25
Class S
12-31-23	20.97	0.33•	2.07	2.40	0.35	2.81	—	3.16	—	20.21	12.03	1.04	0.95	0.95	1.62	88,857	19

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

VY® Invesco Comstock Portfolio (continued)
Class S (continued)
12-31-22	21.28	0.32•	(0.25)	0.07	0.33	0.05	—	0.38	—	20.97	0.38	1.03	0.95	0.95	1.53	87,056	22
12-31-21	16.23	0.26•	5.09	5.35	0.30	—	—	0.30	—	21.28	32.96	1.04	0.95	0.95	1.31	81,485	31
12-31-20	17.18	0.31	(0.48)	(0.17)	0.33	0.45	—	0.78	—	16.23	(0.47)	1.08	1.02	1.02	1.97	63,320	64
12-31-19	17.51	0.36•	3.77	4.13	0.45	4.01	—	4.46	—	17.18	25.24	1.00	0.98	0.98	1.88	73,675	25
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-23	40.03	0.62•	3.15	3.77	0.73	2.35	—	3.08	—	40.72	9.71	1.22	1.14	1.14	1.55	40,401	144
12-31-22	51.71	0.54•	(4.68)	(4.14)	0.54	7.00	—	7.54	—	40.03	(8.07)	1.22	1.14	1.14	1.20	43,412	136
12-31-21	44.76	0.36•	7.69	8.05	0.50	0.60	—	1.10	—	51.71	18.03	1.21	1.14	1.14	0.73	49,436	127
12-31-20	43.36	0.58	3.25	3.83	0.59	1.84	—	2.43	—	44.76	9.62	1.21	1.14	1.14	1.34	42,053	90
12-31-19	38.95	0.62•	6.82	7.44	0.68	2.35	—	3.03	—	43.36	19.50	1.17	1.14	1.14	1.47	44,825	143
Class I
12-31-23	40.95	0.84•	3.23	4.07	0.94	2.35	—	3.29	—	41.73	10.25	0.72	0.64	0.64	2.05	419,320	144
12-31-22	52.69	0.78•	(4.77)	(3.99)	0.75	7.00	—	7.75	—	40.95	(7.60)	0.72	0.64	0.64	1.69	423,188	136
12-31-21	45.58	0.62•	7.83	8.45	0.74	0.60	—	1.34	—	52.69	18.60	0.71	0.64	0.64	1.23	502,445	127
12-31-20	44.08	0.80	3.34	4.14	0.80	1.84	—	2.64	—	45.58	10.18	0.71	0.64	0.64	1.84	467,994	90
12-31-19	39.54	0.85•	6.94	7.79	0.90	2.35	—	3.25	—	44.08	20.10	0.67	0.64	0.64	1.97	484,839	143
Class S
12-31-23	40.58	0.73•	3.19	3.92	0.83	2.35	—	3.18	—	41.32	9.97	0.97	0.89	0.89	1.80	316,937	144
12-31-22	52.29	0.66•	(4.73)	(4.07)	0.64	7.00	—	7.64	—	40.58	(7.83)	0.97	0.89	0.89	1.44	346,982	136
12-31-21	45.24	0.49•	7.77	8.26	0.61	0.60	—	1.21	—	52.29	18.31	0.96	0.89	0.89	0.97	437,821	127
12-31-20	43.79	0.70	3.28	3.98	0.69	1.84	—	2.53	—	45.24	9.88	0.96	0.89	0.89	1.59	436,888	90
12-31-19	39.30	0.74•	6.88	7.62	0.78	2.35	—	3.13	—	43.79	19.80	0.92	0.89	0.89	1.72	473,465	143
Class S2
12-31-23	39.81	0.66•	3.13	3.79	0.77	2.35	—	3.12	—	40.48	9.83	1.12	1.02	1.02	1.67	250,871	144
12-31-22	51.45	0.59•	(4.65)	(4.06)	0.58	7.00	—	7.58	—	39.81	(7.95)	1.12	1.02	1.02	1.31	265,672	136
12-31-21	44.52	0.42•	7.64	8.06	0.53	0.60	—	1.13	—	51.45	18.17	1.11	1.02	1.02	0.84	320,526	127
12-31-20	43.13	0.63	3.23	3.86	0.63	1.84	—	2.47	—	44.52	9.76	1.11	1.02	1.02	1.46	308,786	90
12-31-19	38.75	0.67•	6.78	7.45	0.72	2.35	—	3.07	—	43.13	19.63	1.07	1.02	1.02	1.59	328,815	143
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-23	14.51	0.09•	1.33	1.42	0.12	1.52	—	1.64	—	14.29	10.28	1.51	1.35	1.35	0.62	75,703	10
12-31-22	19.24	0.11•	(1.76)	(1.65)	0.11	2.97	—	3.08	—	14.51	(8.84)	1.50	1.38	1.38	0.64	79,578	13
12-31-21	15.51	0.05•	4.43	4.48	0.05	0.70	—	0.75	—	19.24	29.15	1.49	1.38	1.38	0.28	93,649	22
12-31-20	17.15	0.09	(0.33)	(0.24)	0.11	1.29	—	1.40	—	15.51	0.08	1.51	1.38	1.38	0.58	79,036	18
12-31-19	15.74	0.12	3.74	3.86	0.12	2.33	—	2.45	—	17.15	25.81	1.39	1.39	1.39	0.71	89,967	9
Class I
12-31-23	15.21	0.17•	1.41	1.58	0.19	1.52	—	1.71	—	15.08	10.89	1.01	0.85	0.85	1.11	97,398	10
12-31-22	20.00	0.20•	(1.83)	(1.63)	0.19	2.97	—	3.16	—	15.21	(8.39)	1.00	0.88	0.88	1.13	107,243	13
12-31-21	16.09	0.15•	4.60	4.75	0.14	0.70	—	0.84	—	20.00	29.79	0.99	0.88	0.88	0.77	138,540	22
12-31-20	17.72	0.17	(0.33)	(0.16)	0.18	1.29	—	1.47	—	16.09	0.55	1.01	0.88	0.88	1.08	124,709	18
12-31-19	16.18	0.22	3.86	4.08	0.21	2.33	—	2.54	—	17.72	26.46	0.89	0.89	0.89	1.21	150,535	9
Class S
12-31-23	14.95	0.13•	1.37	1.50	0.15	1.52	—	1.67	—	14.78	10.54	1.26	1.10	1.10	0.87	138,590	10
12-31-22	19.72	0.15•	(1.80)	(1.65)	0.15	2.97	—	3.12	—	14.95	(8.62)	1.25	1.13	1.13	0.89	153,670	13
12-31-21	15.87	0.10•	4.54	4.64	0.09	0.70	—	0.79	—	19.72	29.51	1.24	1.13	1.13	0.53	188,813	22
12-31-20	17.51	0.13	(0.33)	(0.20)	0.15	1.29	—	1.44	—	15.87	0.28	1.26	1.13	1.13	0.83	169,728	18

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

VY® JPMorgan Mid Cap Value Portfolio (continued)
Class S (continued)
12-31-19	16.01	0.17	3.82	3.99	0.16	2.33	—	2.49	—	17.51	26.21	1.14	1.14	1.14	0.96	200,304	9
Class S2
12-31-23	14.48	0.10•	1.33	1.43	0.13	1.52	—	1.65	—	14.26	10.42	1.41	1.25	1.25	0.73	776	10
12-31-22	19.17	0.13•	(1.77)	(1.64)	0.08	2.97	—	3.05	—	14.48	(8.82)	1.40	1.28	1.28	0.73	718	13
12-31-21	15.47	0.08•	4.41	4.49	0.09	0.70	—	0.79	—	19.17	29.29	1.39	1.28	1.28	0.43	1,996	22
12-31-20	17.10	0.11	(0.33)	(0.22)	0.12	1.29	—	1.41	—	15.47	0.18	1.41	1.28	1.28	0.69	1,340	18
12-31-19	15.69	0.14•	3.73	3.87	0.13	2.33	—	2.46	—	17.10	25.96	1.29	1.29	1.29	0.81	1,782	9
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-23	6.72	(0.03)•	1.39	1.36	—	0.01	—	0.01	—	8.07	20.30	1.37	1.28	1.28	(0.47)	64,561	45
12-31-22	12.43	(0.04)•	(2.84)	(2.88)	—	2.83	—	2.83	—	6.72	(24.63)	1.36	1.28	1.28	(0.45)	53,242	29
12-31-21	13.16	(0.12)•	1.84	1.72	—	2.45	—	2.45	—	12.43	13.24	1.34	1.30	1.30	(0.91)	76,149	31
12-31-20	11.00	(0.05)	3.27	3.22	0.01	1.05	—	1.06	—	13.16	31.26	1.37	1.30	1.30	(0.49)	64,622	53
12-31-19	9.08	(0.03)	3.26	3.23	0.03	1.28	—	1.31	—	11.00	36.56	1.27	1.27	1.27	(0.28)	90,526	16
Class I
12-31-23	8.56	0.00*•	1.79	1.79	0.00*	0.01	—	0.01	—	10.34	20.96	0.87	0.78	0.78	0.03	836,627	45
12-31-22	14.82	0.00*•	(3.43)	(3.43)	—	2.83	—	2.83	—	8.56	(24.34)	0.86	0.78	0.78	0.05	841,674	29
12-31-21	15.20	(0.06)•	2.13	2.07	0.00*	2.45	—	2.45	—	14.82	13.80	0.84	0.80	0.80	(0.41)	1,214,371	31
12-31-20	12.50	(0.01)•	3.77	3.76	0.01	1.05	—	1.06	—	15.20	31.84	0.87	0.80	0.80	(0.07)	1,179,581	53
12-31-19	10.14	0.03•	3.65	3.68	0.04	1.28	—	1.32	—	12.50	37.20	0.77	0.77	0.77	0.21	985,213	16
Class R6
12-31-23	8.58	0.01•	1.79	1.80	0.00*	0.01	—	0.01	—	10.37	21.03	0.77	0.75	0.75	0.07	109,932	45
12-31-22	14.84	0.01•	(3.44)	(3.43)	—	2.83	—	2.83	—	8.58	(24.31)	0.77	0.75	0.75	0.08	89,811	29
12-31-21	15.22	(0.06)•	2.13	2.07	—	2.45	—	2.45	—	14.84	13.80	0.76	0.76	0.76	(0.37)	118,927	31
12-31-20	12.51	(0.01)	3.78	3.77	0.01	1.05	—	1.06	—	15.22	31.90	0.77	0.77	0.77	(0.13)	109,585	53
12-31-19	10.14	0.02	3.67	3.69	0.04	1.28	—	1.32	—	12.51	37.31	0.77	0.77	0.77	0.24	30,761	16
Class S
12-31-23	7.83	(0.02)•	1.63	1.61	—	0.01	—	0.01	—	9.43	20.62	1.12	1.03	1.03	(0.22)	28,114	45
12-31-22	13.88	(0.02)•	(3.20)	(3.22)	—	2.83	—	2.83	—	7.83	(24.47)	1.11	1.03	1.03	(0.22)	26,887	29
12-31-21	14.40	(0.10)•	2.03	1.93	—	2.45	—	2.45	—	13.88	13.58	1.09	1.05	1.05	(0.66)	45,922	31
12-31-20	11.93	(0.03)	3.56	3.53	0.01	1.05	—	1.06	—	14.40	31.42	1.12	1.05	1.05	(0.30)	49,415	53
12-31-19	9.74	0.00*•	3.50	3.50	0.03	1.28	—	1.31	—	11.93	36.88	1.02	1.02	1.02	(0.04)	47,101	16
Class S2
12-31-23	6.83	(0.03)•	1.42	1.39	—	0.01	—	0.01	—	8.21	20.42	1.27	1.18	1.18	(0.37)	2,614	45
12-31-22	12.57	(0.04)•	(2.87)	(2.91)	—	2.83	—	2.83	—	6.83	(24.60)	1.26	1.18	1.18	(0.41)	2,207	29
12-31-21	13.28	(0.11)•	1.85	1.74	—	2.45	—	2.45	—	12.57	13.28	1.24	1.20	1.20	(0.82)	5,903	31
12-31-20	11.08	(0.05)	3.31	3.26	0.01	1.05	—	1.06	—	13.28	31.40	1.27	1.20	1.20	(0.46)	6,833	53
12-31-19	9.13	(0.02)	3.28	3.26	0.03	1.28	—	1.31	—	11.08	36.69	1.17	1.17	1.17	(0.18)	5,586	16
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-23	48.66	(0.41)•	22.77	22.36	—	1.24	—	1.24	—	69.78	46.18	1.31	1.21	1.21	(0.67)	283,595	34
12-31-22	102.35	(0.54)•	(38.71)	(39.25)	—	14.44	—	14.44	—	48.66	(40.93)	1.30	1.23	1.23	(0.81)	210,945	30
12-31-21	93.76	(0.92)•	19.06	18.14	—	9.55	—	9.55	—	102.35	19.54	1.30	1.23	1.23	(0.91)	394,504	28
12-31-20	71.90	(0.61)	25.93	25.32	—	3.46	—	3.46	—	93.76	36.00	1.31	1.23	1.23	(0.75)	362,950	36
12-31-19	70.96	(0.31)	20.51	20.20	—	19.26	—	19.26	—	71.90	30.15	1.23	1.21	1.21	(0.43)	302,258	26
Class I
12-31-23	58.86	(0.12)•	27.61	27.49	—	1.24	—	1.24	—	85.11	46.89	0.81	0.71	0.71	(0.17)	1,110,625	34

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

VY® T. Rowe Price Growth Equity Portfolio (continued)
Class I (continued)
12-31-22	119.12	(0.24)•	(45.58)	(45.82)	—	14.44	—	14.44	—	58.86	(40.66)	0.80	0.73	0.73	(0.31)	957,701	30
12-31-21	107.26	(0.48)•	21.89	21.41	—	9.55	—	9.55	—	119.12	20.15	0.80	0.73	0.73	(0.41)	1,742,542	28
12-31-20	81.43	(0.24)	29.53	29.29	—	3.46	—	3.46	—	107.26	36.68	0.81	0.73	0.73	(0.25)	1,506,472	36
12-31-19	78.04	0.07	22.75	22.82	0.17	19.26	—	19.43	—	81.43	30.83	0.73	0.71	0.71	0.07	1,290,657	26
Class S
12-31-23	53.85	(0.28)•	25.24	24.96	—	1.24	—	1.24	—	77.57	46.55	1.06	0.96	0.96	(0.42)	54,637	34
12-31-22	110.92	(0.41)•	(42.22)	(42.63)	—	14.44	—	14.44	—	53.85	(40.81)	1.05	0.98	0.98	(0.56)	39,165	30
12-31-21	100.68	(0.72)•	20.51	19.79	—	9.55	—	9.55	—	110.92	19.85	1.05	0.98	0.98	(0.66)	72,845	28
12-31-20	76.79	(0.42)•	27.77	27.35	—	3.46	—	3.46	—	100.68	36.36	1.06	0.98	0.98	(0.50)	74,335	36
12-31-19	74.54	(0.15)•	21.66	21.51	—	19.26	—	19.26	—	76.79	30.47	0.98	0.96	0.96	(0.18)	65,359	26
Class S2
12-31-23	50.36	(0.36)•	23.57	23.21	—	1.24	—	1.24	—	72.33	46.30	1.21	1.11	1.11	(0.57)	5,487	34
12-31-22	105.14	(0.49)•	(39.85)	(40.34)	—	14.44	—	14.44	—	50.36	(40.88)	1.20	1.13	1.13	(0.71)	3,544	30
12-31-21	95.99	(0.85)•	19.55	18.70	—	9.55	—	9.55	—	105.14	19.68	1.20	1.13	1.13	(0.81)	6,338	28
12-31-20	73.47	(0.51)•	26.49	25.98	—	3.46	—	3.46	—	95.99	36.13	1.21	1.13	1.13	(0.64)	5,735	36
12-31-19	72.10	(0.27)•	20.90	20.63	—	19.26	—	19.26	—	73.47	30.27	1.13	1.11	1.11	(0.33)	9,074	26

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Ratios do not include expenses of the Underlying Funds.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023

NOTE 1 — ORGANIZATION

Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The twelve series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Global Bond Portfolio (“Global Bond”), Voya Global Insights Portfolio (“Global Insights”), Voya International High Dividend Low Volatility Portfolio (“International High Dividend Low Volatility”), VY® American Century Small-Mid Cap Value Portfolio (“American Century Small-Mid Cap Value”), VY® Baron Growth Portfolio (“Baron Growth”), VY® Columbia Contrarian Core Portfolio (“Columbia Contrarian Core”), VY® Columbia Small Cap Value II Portfolio (“Columbia Small Cap Value II”), VY® Invesco Comstock Portfolio (“Invesco Comstock”), VY® Invesco Equity and Income Portfolio (“Invesco Equity and Income”), VY® JPMorgan Mid Cap Value Portfolio (“JPMorgan Mid Cap Value”), VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (“T. Rowe Price Diversified Mid Cap Growth”) and VY® T. Rowe Price Growth Equity Portfolio (“T. Rowe Price Growth Equity”). Each Portfolio is a diversified series of the Company, except T. Rowe Price Growth Equity, which is non-diversified. Prior to November 28, 2023, Voya Global Insights Portfolio was known as VY® Invesco Global Portfolio. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/

losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Distributions are determined separately for each class based on income and expenses allocated to each class. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Global Bond and International High Dividend Low Volatility. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange- traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open- end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 – unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by Global Bond. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by Invesco Comstock, Invesco Equity and Income, JPMorgan Mid Cap Value, T. Rowe Price Diversified Mid Cap Growth and T. Rowe Price Growth Equity. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with GAAP for investment companies. Actual results could differ from these estimates.

G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non- U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S.

dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a rising interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed- income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed- income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore,

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2023, the maximum amount of loss that Global Bond, Global Insights, Invesco Comstock and Invesco Equity and Income would incur if the counterparties to its derivative transactions failed to perform would be $1,593,028, $4,078, $162 and $47,360 respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts, forward premium swaptions and purchased options were they to be unwound as of December 31, 2023. At December 31, 2023, Global Bond had received $670,000 in cash collateral for open OTC derivatives transactions with its respective counterparties. There was no cash collateral pledged by any other Portfolio at December 31, 2023. In addition, certain counterparties had pledged U.S. Treasuries with an original par value of $669,000 to Global Bond for open OTC derivative transactions.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2023, Global Bond, Invesco Comstock and Invesco Equity and Income had a liability position of $656,361, $55,796 and $205,623 respectively, on open forward foreign currency contracts, forward premium swaptions, OTC written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2023, the Portfolios could have been required to pay this amount in cash to

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

its counterparties. As of December 31, 2023, Global Bond had pledged $200,000 in cash collateral for open OTC derivatives transactions with its respective counterparties. There was no cash collateral pledged by any other Portfolio at December 31, 2023.

As of December 31, 2023, American Century Small-Mid Cap Value had not entered into any Master Agreements.

H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments.

During the year ended December 31, 2023, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:

	Buy	Sell
Global Bond	$73,792,938	$39,094,635
Global Insights	2,618,465	2,073,262
American Century Small-Mid Cap Value	305,337	18,467,759
Invesco Comstock	1,708,062	7,396,872
Invesco Equity and Income	5,257,013	25,160,609

I. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2023, Global Bond and Invesco Equity and Income had purchased (Global Bond only) and sold futures contracts on various notes and bonds as part of their respective duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2023, Global Bond and Invesco Equity and Income had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the table within the Portfolio of Investments for open futures contracts at December 31, 2023.

	Purchased	Sold
Global Bond	$38,124,565	$10,714,972
Invesco Equity and Income	—	3,214,094

At December 31, 2023, Invesco Equity and Income had pledged U.S. Treasury Bills with an original par value of $110,000 as collateral for open futures contracts.

J.   Securities Lending. Each Portfolio may temporarily loan up to 331⁄3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

K. Restricted Securities. The Portfolios may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

L. Delayed-Delivery and When-Issued Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolios’ Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed- delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when- issued securities). At December 31, 2023, Global Bond pledged $11,000 in cash collateral for open when-issued or delayed-delivery transactions.

M. Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage- backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2023, Global Bond had purchased and written interest rate swaptions with an average notional value of $2,386,000 and $36,673,000, respectively, to gain additional exposure to interest rates and to generate income. Please refer to the tables within the Portfolio of Investments for open written interest swaptions at December 31, 2023. There were no open purchased interest rate swaptions at December 31, 2023.

During the year ended December 31, 2023, Global Bond had purchased and written foreign currency options with an average notional value of $5,740,930 and $7,366,052, respectively, to gain exposure to foreign currencies and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written foreign currency options at December 31, 2023.

During the year ended December 31, 2023, Global Bond had purchased and written forward premium swaptions with an average notional value of $4,848,900 and $33,011,900, respectively, to manage duration and yield curve exposures. Please refer to the tables within the Portfolio of Investments for open purchased forward premium swaptions at December 31, 2023. There were no open written forward premium swaptions at December 31, 2023.

During the year ended December 31, 2023, Global Bond had purchased and written exchange-traded options with an average notional value of $45,832,800 and $45,832,800, respectively, to manage duration and yield curve exposures and to generate income. Please refer to the tables following the Portfolios of Investments for open purchased and written exchange-traded options at December 31, 2023.

O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

During the year ended December 31, 2023, Global Bond purchased credit protection on credit default swap indices (“CDX”) with an average notional amount of $3,430,000, to hedge exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to buy protection at December 31, 2023.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2023, Global Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $40,850,606.

For the year ended December 31, 2023, Global Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $77,347,060.

Global Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at December 31, 2023.

At December 31, 2023, Global Bond had pledged $1,485,000 in cash collateral for open centrally cleared swaps.

Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

During the year ended December 31, 2023, Global Bond had entered into receiver volatility swaps on foreign currencies with an average notional amount of $2,766,000. There were no open volatility swaps at December 31, 2023.

Total Return Swap Contracts. Certain Portfolios may enter into total return swaps. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Portfolio’s use of a total return swap exposes the Portfolio to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

For the year ended December 31, 2023, Global Bond did not enter into any total returns swaps.

P. Equity-Linked Notes. Invesco Equity and Income invests in equity-linked notes. Equity-linked notes are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income earned from equity-linked notes is recorded as Interest income in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The Portfolio records the net change in the fair value of the equity-linked note on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. The Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the equity-linked

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

note. The risks of investing in equity-linked notes include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity- linked notes and the appreciation potential may be limited. Equity-linked notes may be more volatile and less liquid than other investments held by the Portfolio. Please refer to the Portfolio of Investments for open equity-linked notes at December 31, 2023.

Q. Structured Notes. Global Bond and Invesco Equity and Income invest in structured notes whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these notes may be ‘structured’ by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these notes will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured note on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured note. There were no structured notes for either Global Bond and Invesco Equity and Income at December 31, 2023.

R.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
Global Bond	$46,694,080	$39,003,092
Global Insights	1,201,434,527	1,391,751,063
International High Dividend Low Volatility	238,037,701	283,600,720
American Century Small-Mid Cap Value	145,936,960	206,734,976
Baron Growth	3,784,660	39,817,354
Columbia Contrarian Core	25,740,340	24,477,455
Columbia Small Cap Value II	108,983,661	122,428,802
Invesco Comstock	46,217,987	72,714,874
Invesco Equity and Income	481,336,850	350,837,045
JPMorgan Mid Cap Value	31,061,156	86,862,954
T. Rowe Price Diversified Mid Cap Growth	447,958,406	613,025,220
T. Rowe Price Growth Equity	470,071,707	707,076,953

U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$253,331,040	$261,897,585
Invesco Equity and Income	1,059,442,357	1,082,977,352

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Global Bond(1)	0.600% on the first $4 billion;
0.575% on the next $1 billion;
0.550% on the next $1 billion;
0.530% on assets over $6 billion
Global Insights(2)	0.70% on the first $3 billion;
0.68% on the next $1 billion;
0.66% on assets over $8 billion
International High Dividend Low Volatility	0.60% on all assets
American Century Small-Mid Cap Value(1)	0.91% on all assets
Baron Growth	0.950% on the first $1 billion;
0.925% on the next $1 billion;
0.900% on assets over $2 billion
Columbia Contrarian Core(1)	0.90% on the first $500 million;
0.85% on the next $500 million;
0.80% on assets over $1 billion
Columbia Small Cap Value II(1)	0.85% on all assets

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Portfolio	Fee
Invesco Comstock	0.70% on all assets
Invesco Equity and Income(1)	0.65% on the first $750 million;
0.63% on the next $250 million;
0.61% on assets over $1 billion
JPMorgan Mid Cap Value	0.85% on the first $500 million;
0.75% on the next $500 million;
0.70% on assets over $1 billion
T. Rowe Price Diversified Mid Cap Growth	0.74% on all assets
T. Rowe Price Growth Equity(1)	0.70% on all assets

(1)	The Investment Adviser is contractually obligated to waive 0.003%, 0.048%, 0.027%, 0.01%, 0.025%, 0.02% and 0.039% of the management fee for Global Bond, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Equity and Income, JPMorgan Mid Cap Value, T. Rowe Price Diversified Mid Cap Growth, and T. Rowe Price Growth Equity, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)	Effective November 28, 2023, Global Insights is contractually obligated to waive 0.05% of the management fee in connection with a Sub-Adviser change. Prior to November 28, 2023 Global Insights did not have a management fee waiver.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub- advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Global Bond	Voya Investment Management Co. LLC*
Global Insights(1) & International High Dividend Low Volatility	Voya Investment Management Co. LLC*
American Century Small-Mid Cap Value	American Century Investment Management, Inc.
Baron Growth	BAMCO, Inc.
Columbia Contrarian Core & Columbia Small Cap Value II	Columbia Management Investment Advisers, LLC
Invesco Comstock & Invesco Equity and Income	Invesco Advisers, Inc.
JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.
T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.

(1) Effective November 28, 2023, Invesco Advisers, Inc. was removed as Sub-Adviser.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of each respective Portfolio have a plan of distribution (the “Plan”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and a Portfolio makes payments at an annual rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.02% of the distribution fee for Class S2 shares of Invesco Equity and Income. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.

Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to shareholder organizations pursuant to the shareholder servicing plan adopted for Class ADV, Class S and Class S2 shares which shall not exceed an annual rate of 0.25% of the average daily net assets of each class, respectively.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Global Insights	7.52%
	Invesco Comstock	6.01
	T. Rowe Price Diversified Mid Cap Growth	11.65
Voya Institutional Trust Company	Global Bond	14.04
	Global Insights	11.15
	American Century Small-Mid Cap Value	50.85
	Baron Growth	33.81
	Columbia Contrarian Core	51.34
	Columbia Small Cap Value II	19.65
	Invesco Comstock	12.07
	JPMorgan Mid Cap Value	30.05
	T. Rowe Price Diversified Mid Cap Growth	9.55
	T. Rowe Price Growth Equity	28.94
Voya Retirement Insurance and Annuity Company	Global Bond	69.56
	Global Insights	70.26
	International High Dividend Low Volatility	26.19
	American Century Small-Mid Cap Value	46.66

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
	Baron Growth	60.31
	Columbia Contrarian Core	43.17
	Columbia Small Cap Value II	27.01
	Invesco Comstock	38.52
	Invesco Equity and Income	37.98
	JPMorgan Mid Cap Value	39.26
	T. Rowe Price Diversified Mid Cap Growth	66.67
	T. Rowe Price Growth Equity	60.98
Voya Solution 2035 Portfolio	Invesco Comstock	6.88
Voya Solution 2045 Portfolio	Invesco Comstock	5.36
Voya Solution Moderately Aggressive Portfolio	Invesco Comstock	6.52

The Investment Adviser may direct the Portfolios’ sub- advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2023, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Global Bond	$141,881
Global Insights	1,346,823
International High Dividend Low Volatility	255,549
American Century Small-Mid Cap Value	579,067
Baron Growth	608,836
Columbia Contrarian Core	25,000
Columbia Small Cap Value II	157,089
Invesco Comstock	167,033
Invesco Equity and Income	518,178
JPMorgan Mid Cap Value	397,043
T. Rowe Price Diversified Mid Cap Growth	906,824
T. Rowe Price Growth Equity	1,256,291

NOTE 7 —EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
Global Bond	1.17%	0.67%	N/A	0.92%	N/A
Global Insights	1.30%	0.80%	N/A	1.05%	1.20%
International High Dividend Low Volatility	1.25%	0.75%	N/A	1.00%	1.15%
American Century Small-Mid Cap Value	1.35%	0.85%	N/A	1.10%	1.25%
Baron Growth	1.49%	0.99%	0.99%	1.24%	1.39%
Columbia Contrarian Core(1)	N/A	N/A	N/A	N/A	N/A
Columbia Small Cap Value II	1.45%	0.95%	0.95%	1.20%	1.35%
Invesco Comstock (2)	N/A	N/A	N/A	N/A	N/A
Invesco Equity and Income	1.15%	0.65%	N/A	0.90%	1.05%
JPMorgan Mid Cap Value	1.38%	0.88%	N/A	1.13%	1.28%
T. Rowe Price Diversified Mid Cap Growth	1.30%	0.80%	0.80%	1.05%	1.20%
T. Rowe Price Growth Equity	1.25%	0.75%	N/A	1.00%	1.15%

(1)

Pursuant to a side letter agreement, through May 1, 2024, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.25%, 0.75% and 1.00% for Class ADV, Class I and Class S, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)	Pursuant to a side letter agreement, through May 1, 2024, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.20%, 0.70%, and 0.95% for Class ADV, Class I, and Class S, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 7 —EXPENSE LIMITATION AGREEMENTS (continued)

date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2024	2025	2026	Total
Global Bond	$211,149	$177,402	$64,677	$453,228
Global Insights	432,246	536,939	—	969,185
American Century Small-Mid Cap Value	1,067,866	1,088,778	313,374	2,470,018
Invesco Equity and Income	689,609	760,458	212,224	1,662,291
JPMorgan Mid Cap Value	463,244	413,972	34,173	911,389
T. Rowe Price Growth Equity	976,182	734,976	—	1,711,158

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2023, are as follows:

	December 31,
	2024	2025	2026	Total
Global Bond
Class ADV	$—	$—	$17,681	$$17,681
Class I	—	—	97,376	97,376
Class S	—	—	26,918	26,918
Global Insights
Class ADV	$—	$—	$59,610	$59,610
Class I	—	—	495,204	495,204
Class S	—	—	66,796	66,796
Class S2	—	—	1,436	1,436
American Century Small-Mid Cap Value
Class ADV	$—	$—	$177,126	$177,126
Class I	—	—	243,916	243,916
Class S	—	—	155,655	155,655
Class S2	—	—	3,058	3,058
Baron Growth
Class ADV	$127,757$	$107,485	$130,466	$365,708
Class I	165,825	131,076	157,522	454,423
Class S	260,627	217,990	267,532	746,149

	December 31,
	2024	2025	2026	Total
Class S2	2,721	2,162	2,759	7,642
Columbia Small Cap Value II
Class ADV	$7,521	$13,356	$12,722	$33,599
Class I	9,718	18,923	22,735	51,376
Class S	21,127	32,665	33,541	87,333
Class S2	403	686	762	1,851
Invesco Equity and Income
Class ADV	$—	$—	$20,673	$20,673
Class I	—	—	208,588	208,588
Class S	—	—	162,614	162,614
Class S2	—	—	126,752	126,752
JPMorgan Mid Cap Value
Class ADV	$—	$—	$93,999	$93,999
Class I	—	—	124,910	124,910
Class S	—	—	177,632	177,632
Class S2	—	—	914	914
T. Rowe Price Diversified Mid Cap Growth
Class ADV	$28,525	$31,686	$39,191	$99,402
Class I	486,839	503,001	552,547	1,542,387
Class S	19,449	16,957	18,425	54,831
Class S2	2,774	1,931	1,611	6,316
T. Rowe Price Growth Equity
Class ADV	$—	$—	$152,092	$152,092
Class I	—	—	666,247	666,247
Class S	—	—	28,883	28,883
Class S2	—	—	2,657	2,657

The Expense Limitation Agreement is contractual through May 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2023 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Insights	8	$ 17,109,000	6.27%
International High Dividend Low Volatility	23	1,541,000	5.56
American Century Small- Mid Cap Value	1	27,928,000	5.57
Baron Growth	90	1,250,200	6.27
JPMorgan Mid Cap Value	1	1,897,000	6.07
T. Rowe Price Diversified Mid Cap Growth	9	5,378,333	5.64
T. Rowe Price Growth Equity	4	2,069,250	6.06

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Bond
Class ADV
12/31/2023	37,635	—	56,019	(200,930)	—	(107,276)	300,938	—	446,586	(1,604,875)	—	(857,351)
12/31/2022	70,423	—	42,819	(220,691)	—	(107,449)	591,953	—	368,978	(1,911,909)	—	(950,978)
Class I
12/31/2023	247,490	—	368,221	(1,228,383)	—	(612,672)	2,012,232	—	2,992,012	(9,978,513)	—	(4,974,269)
12/31/2022	348,901	—	297,314	(1,190,699)	—	(544,484)	3,088,657	—	2,606,514	(10,496,268)	—	(4,801,097)
Class S
12/31/2023	223,350	—	92,279	(403,641)	—	(88,012)	1,815,391	—	748,872	(3,275,289)	—	(711,026)
12/31/2022	302,312	—	72,358	(532,267)	—	(157,597)	2,738,436	—	633,923	(4,766,015)	—	(1,393,656)
Global Insights
Class ADV
12/31/2023	302,335	—	845,062	(810,694)	—	336,703	4,703,649	—	12,912,543	(12,623,473)	—	4,992,719
12/31/2022	222,212	—	1,100,549	(740,933)	—	581,828	3,870,638	—	17,135,556	(12,413,610)	—	8,592,584
Class I
12/31/2023	547,550	—	5,861,561	(10,285,474)	—	(3,876,363)	9,614,255	—	98,532,842	(176,758,250)	—	(68,611,153)
12/31/2022	650,417	—	8,613,191	(5,837,436)	—	3,426,172	12,546,150	—	145,390,666	(108,060,329)	—	49,876,487
Class S
12/31/2023	360,249	—	918,440	(1,253,250)	—	25,439	5,773,369	—	14,309,296	(19,973,569)	—	109,096
12/31/2022	378,496	—	1,255,805	(1,525,228)	—	109,073	7,069,211	—	19,841,719	(27,707,092)	—	(796,162)
Class S2
12/31/2023	18,532	—	19,456	(36,560)	—	1,428	280,116	—	286,385	(550,638)	—	15,863
12/31/2022	25,150	—	32,182	(68,439)	—	(11,107)	426,136	—	484,333	(1,001,226)	—	(90,757)
International High Dividend Low Volatility
Class ADV
12/31/2023	136,918	—	104,922	(443,605)	—	(201,765)	1,290,521	—	969,483	(4,160,385)	—	(1,900,381)
12/31/2022	283,668	—	115,177	(319,384)	—	79,461	2,526,636	—	1,010,101	(2,947,221)	—	589,516
Class I
12/31/2023	368,253	—	502,075	(2,002,600)	—	(1,132,272)	3,547,115	—	4,689,379	(19,146,153)	—	(10,909,659)
12/31/2022	647,467	—	580,832	(1,455,005)	—	(226,706)	6,299,391	—	5,146,169	(13,714,363)	—	(2,268,803)
Class S
12/31/2023	216,540	—	894,604	(4,177,484)	—	(3,066,340)	2,070,918	—	8,310,875	(39,247,000)	—	(28,865,207)
12/31/2022	608,121	—	1,064,261	(3,882,533)	—	(2,210,151)	5,509,648	—	9,376,139	(36,035,659)	—	(21,149,872)
Class S2
12/31/2023	834	—	671	(25,714)	—	(24,209)	8,013	—	6,328	(246,828)	—	(232,487)
12/31/2022	7,428	—	1,999	(3,301)	—	6,126	72,274	—	17,790	(26,281)	—	63,783

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

American Century Small-Mid Cap Value
Class ADV
12/31/2023	893,283	—	1,484,478	(1,355,078)	—	1,022,683	8,978,713	—	14,503,355	(14,058,825)	—	9,423,243
12/31/2022	454,499	—	1,787,328	(931,108)	—	1,310,719	5,645,878	—	19,606,986	(11,493,702)	—	13,759,162
Class I
12/31/2023	746,543	—	1,652,891	(4,855,328)	—	(2,455,894)	8,583,771	—	17,999,983	(58,293,059)	—	(31,709,305)
12/31/2022	1,151,740	—	2,622,009	(1,985,293)	—	1,788,456	15,865,162	—	31,568,986	(26,403,580)	—	21,030,568
Class S
12/31/2023	390,910	—	1,101,948	(1,307,514)	—	185,344	4,132,754	—	11,724,728	(14,776,437)	—	1,081,045
12/31/2022	435,965	—	1,440,363	(828,369)	—	1,047,959	6,024,851	—	16,996,280	(11,041,329)	—	11,979,802
Class S2
12/31/2023	34,607	—	25,807	(32,563)	—	27,851	344,616	—	252,395	(330,283)	—	266,728
12/31/2022	35,842	—	31,283	(84,421)	—	(17,296)	469,019	—	343,178	(1,100,290)	—	(288,093)
Baron Growth
Class ADV
12/31/2023	215,960	—	360,524	(551,070)	—	25,414	4,380,977	—	7,127,554	(10,987,543)	—	520,988
12/31/2022	220,023	—	671,848	(570,047)	—	321,824	4,712,456	—	13,275,713	(12,341,940)	—	5,646,229
Class I
12/31/2023	249,617	—	256,390	(779,343)	—	(273,336)	6,482,433	—	6,599,482	(20,075,571)	—	(6,993,656)
12/31/2022	258,513	—	511,672	(747,115)	—	23,070	6,824,708	—	12,899,261	(20,713,255)	—	(989,286)
Class R6
12/31/2023	246,586	—	79,787	(370,604)	—	(44,231)	6,394,014	—	2,056,896	(9,577,886)	—	(1,126,976)
12/31/2022	337,628	—	159,604	(330,867)	—	166,365	8,955,785	—	4,028,415	(9,356,393)	—	3,627,807
Class S
12/31/2023	269,725	—	558,642	(884,833)	—	(56,466)	6,154,897	—	12,764,976	(20,346,317)	—	(1,426,444)
12/31/2022	197,570	—	1,061,115	(702,931)	—	555,754	4,780,840	—	23,959,964	(16,689,888)	—	12,050,916
Class S2
12/31/2023	11,215	—	7,187	(17,758)	—	644	231,372	—	146,175	(370,193)	—	7,354
12/31/2022	16,096	—	13,398	(14,275)	—	15,219	343,817	—	271,581	(305,791)	—	309,607
Columbia Contrarian Core
Class ADV
12/31/2023	357,496	—	904,196	(189,423)	—	1,072,269	4,570,981	—	10,045,623	(2,592,080)	—	12,024,524
12/31/2022	83,008	—	294,171	(238,594)	—	138,585	1,485,070	—	4,553,775	(4,026,799)	—	2,012,046
Class I
12/31/2023	37,844	—	165,860	(67,060)	—	136,644	559,205	—	2,181,053	(1,012,956)	—	1,727,302
12/31/2022	651,399	—	1,212,158	(8,292,618)	—	(6,429,061)	12,258,297	—	20,933,966	(140,875,241)	—	(107,682,978)
Class S
12/31/2023	202,617	—	589,135	(128,435)	—	663,317	2,755,433	—	7,275,819	(1,916,156)	—	8,115,096
12/31/2022	58,317	—	202,541	(120,661)	—	140,197	1,133,421	—	3,360,151	(2,228,999)	—	2,264,573
Columbia Small Cap Value II
Class ADV
12/31/2023	90,659	—	118,403	(552,413)	—	(343,351)	1,384,253	—	1,830,517	(8,450,024)	—	(5,235,254)
12/31/2022	191,406	—	295,672	(482,743)	—	4,335	3,412,077	—	4,692,317	(8,331,191)	—	(226,797)
Class I
12/31/2023	705,455	—	238,302	(746,933)	—	196,824	12,041,159	—	3,879,556	(11,899,099)	—	4,021,616
12/31/2022	889,096	—	407,397	(664,746)	—	631,747	16,985,255	—	6,791,315	(12,158,531)	—	11,618,039
Class R6
12/31/2023	161,398	—	49,569	(313,298)	—	(102,331)	2,667,770	—	808,468	(5,147,056)	—	(1,670,818)
12/31/2022	128,469	—	93,582	(207,485)	—	14,566	2,397,569	—	1,562,818	(3,721,760)	—	238,627
Class S
12/31/2023	111,159	—	312,492	(855,756)	—	(432,105)	1,808,250	—	5,065,500	(13,723,543)	—	(6,849,793)
12/31/2022	139,968	—	671,341	(780,002)	—	31,307	2,561,264	—	11,137,553	(14,436,108)	—	(737,291)
Class S2
12/31/2023	13,469	—	7,734	(19,318)	—	1,885	207,275	—	119,642	(299,110)	—	27,807
12/31/2022	23,245	—	14,970	(22,883)	—	15,332	428,091	—	238,020	(425,893)	—	240,218
Invesco Comstock
Class ADV
12/31/2023	43,305	—	224,703	(363,065)	—	(95,057)	865,880	—	4,366,152	(7,460,788)	—	(2,228,756)
12/31/2022	264,767	—	25,883	(299,614)	—	(8,964)	5,646,643	—	530,192	(6,141,056)	—	35,779
Class I
12/31/2023	777,097	—	993,911	(1,820,337)	—	(49,329)	16,251,531	—	19,603,597	(37,849,061)	—	(1,993,933)
12/31/2022	1,172,233	—	141,611	(2,995,144)	—	(1,681,300)	24,748,611	—	2,931,301	(64,409,776)	—	(36,729,864)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Invesco Comstock (continued)
Class S
12/31/2023	150,540	—	638,163	(542,827)	—	245,876	3,117,237	—	12,583,981	(11,065,733)	—	4,635,485
12/31/2022	611,922	—	75,624	(364,814)	—	322,732	13,045,755	—	1,567,210	(7,586,407)	—	7,026,558
Invesco Equity and Income
Class ADV
12/31/2023	65,763	—	75,787	(233,638)	—	(92,088)	2,624,502	—	3,002,847	(9,325,668)	—	(3,698,319)
12/31/2022	127,486	—	176,430	(175,626)	—	128,290	6,066,772	—	7,174,942	(8,057,342)	—	5,184,372
Class I
12/31/2023	84,350	—	787,317	(1,157,184)	—	(285,517)	3,469,257	—	32,095,901	(47,480,505)	—	(11,915,347)
12/31/2022	135,855	—	1,696,342	(1,033,653)	—	798,544	6,491,868	—	70,704,485	(48,175,528)	—	29,020,825
Class S
12/31/2023	89,237	—	600,863	(1,570,148)	—	(880,048)	3,675,030	—	24,208,138	(63,450,854)	—	(35,567,686)
12/31/2022	38,060	—	1,427,620	(1,288,384)	—	177,296	1,774,410	—	58,915,829	(59,514,734)	—	1,175,505
Class S2
12/31/2023	67,551	—	481,539	(1,024,600)	—	(475,510)	2,710,328	—	18,987,426	(40,773,086)	—	(19,075,332)
12/31/2022	184,335	—	1,108,866	(849,626)	—	443,575	8,451,745	—	44,865,301	(38,536,842)	—	14,780,204
JPMorgan Mid Cap Value
Class ADV
12/31/2023	127,480	—	592,642	(907,497)	—	(187,375)	1,794,853	—	8,189,523	(12,826,000)	—	(2,841,624)
12/31/2022	221,679	—	977,597	(582,485)	—	616,791	3,879,450	—	14,497,034	(9,678,284)	—	8,698,200
Class I
12/31/2023	302,752	—	754,255	(1,646,115)	—	(589,108)	4,583,753	—	11,031,784	(24,430,515)	—	(8,814,978)
12/31/2022	570,188	—	1,222,015	(1,668,639)	—	123,564	10,136,830	—	19,038,677	(30,376,461)	—	(1,200,954)
Class S
12/31/2023	137,624	—	1,044,789	(2,086,973)	—	(904,560)	1,978,395	—	14,959,142	(30,828,503)	—	(13,890,966)
12/31/2022	182,377	—	1,808,846	(1,287,787)	—	703,436	3,184,757	—	27,658,238	(22,649,935)	—	8,193,060
Class S2
12/31/2023	6,108	—	5,912	(7,180)	—	4,840	86,465	—	81,614	(98,617)	—	69,462
12/31/2022	24,870	—	16,658	(96,059)	—	(54,531)	449,343	—	246,251	(1,605,975)	—	(910,381)
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12/31/2023	739,397	—	14,043	(678,215)	—	75,225	5,422,827	—	107,713	(4,980,427)	—	550,113
12/31/2022	367,170	—	2,296,332	(862,844)	—	1,800,658	3,205,902	—	16,464,701	(7,629,568)	—	12,041,035
Class I
12/31/2023	624,702	—	118,957	(18,137,133)	—	(17,393,474)	5,903,207	—	1,166,965	(167,795,968)	—	(160,725,796)
12/31/2022	1,244,653	—	24,016,234	(8,899,097)	—	16,361,790	13,736,797	—	219,028,054	(94,918,070)	—	137,846,781
Class R6
12/31/2023	1,828,655	—	14,963	(1,705,392)	—	138,226	17,005,379	—	147,085	(16,031,004)	—	1,121,460
12/31/2022	1,706,574	—	2,546,756	(1,800,814)	—	2,452,516	19,547,177	—	23,277,351	(19,438,293)	—	23,386,235
Class S
12/31/2023	304,419	—	4,776	(762,498)	—	(453,303)	2,580,752	—	42,748	(6,525,955)	—	(3,902,455)
12/31/2022	175,005	—	932,145	(980,474)	—	126,676	1,709,581	—	7,774,089	(10,103,489)	—	(619,819)
Class S2
12/31/2023	32,813	—	567	(38,230)	—	(4,850)	255,611	—	4,426	(292,721)	—	(32,684)
12/31/2022	29,976	—	157,230	(333,568)	—	(146,362)	286,032	—	1,146,204	(2,690,057)	—	(1,257,821)
T. Rowe Price Growth Equity
Class ADV
12/31/2023	162,080	—	80,733	(513,847)	—	(271,034)	9,162,634	—	5,190,346	(31,139,430)	—	(16,786,450)
12/31/2022	166,206	—	877,830	(563,102)	—	480,934	11,556,479	—	52,283,533	(38,875,365)	—	24,964,647
Class I
12/31/2023	1,218,620	—	231,752	(4,673,555)	—	(3,223,183)	81,782,437	—	18,136,947	(337,730,471)	—	(237,811,087)
12/31/2022	1,658,827	—	2,789,618	(2,804,335)	—	1,644,110	137,761,851	—	200,545,652	(236,448,062)	—	101,859,441
Class S
12/31/2023	69,670	—	12,821	(105,359)	—	(22,868)	4,727,657	—	915,312	(7,201,455)	—	(1,558,486)
12/31/2022	47,221	—	135,562	(112,278)	—	70,505	3,470,623	—	8,926,736	(8,592,782)	—	3,804,577
Class S2
12/31/2023	18,148	—	1,373	(14,041)	—	5,480	1,111,629	—	91,490	(832,295)	—	370,824
12/31/2022	16,228	—	13,359	(19,493)	—	10,094	1,310,901	—	823,026	(1,430,663)	—	703,264

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase- backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2023:

Global Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$21,215	$(21,215)	$—
Citigroup Global Markets Inc.	23,663	(23,663)	—
Deutsche Bank Securities Inc.	4,347	(4,347)	—
Goldman, Sachs & Co. LLC	21,618	(21,618)	—
HSBC Securities (USA) Inc.	50,424	(50,424)	—
J.P. Morgan Securities LLC	29,525	(29,525)	—
JP Morgan Securities Plc.	1,182,749	(1,182,749)	—
Mizuho Securities USA LLC.	21,582	(21,582)	—
Morgan Stanley & Co. LLC	48,227	(48,227)	—
National Bank Financial Inc	113,028	(113,028)	—
Nomura Securities International, Inc.	186,406	(186,406)	—
RBC Capital Markets, LLC	51,950	(51,950)	—
Scotia Capital (USA) INC	19,996	(19,996)	—
Societe Generale	1,413	(1,413)	—
TD Securities (USA) Inc.	68,079	(68,079)	—
TD Securities INC	21,166	(21,166)	—
Truist Securities INC	130,668	(130,668)	—
US Bancorp Investments	24,408	(24,408)	—
Total	$2,020,464	$(2,020,464)	$—

(1)

Cash collateral with a fair value of $2,106,787 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

International High Dividend Low Volatility

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Limited	$1,378,385	$(1,378,385)	$—
Jefferies LLC	1,679,993	(1,679,993)	—
JP Morgan Securities Plc.	1,518,899	(1,518,899)	—
Morgan Stanley & Co. International PLC	33,522	(33,522)	—
State Street Bank and Trust Company	1,679,464	(1,679,464)	—
UBS AG	1,800,981	(1,800,981)	—
Total	$8,091,244	$(8,091,244)	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

(1)

Cash collateral with a fair value of $8,539,581 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

American Century Small-Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Securities Corp.	$6,762	$(6,762)	$—
BofA Securities Inc	35,688	(35,688)	—
Janney Montgomery Scott LLC	600,323	(600,323)	—
Morgan Stanley & Co. LLC	757,585	(757,585)	—
SG Americas Securities, LLC	404,783	(404,783)	—
Total	$1,805,141	$(1,805,141)	$—

(1)

Cash collateral with a fair value of $1,862,982 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Equity and Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$412,130	$(412,130)	$—
BofA Securities Inc	1,135,078	(1,135,078)	—
Goldman, Sachs & Co. LLC	149,533	(149,533)	—
J.P. Morgan Securities LLC	2,299,660	(2,299,660)	—
Jefferies LLC	3,489,252	(3,489,252)	—
Morgan Stanley & Co. LLC	9,186,440	(9,186,440)	—
National Financial Services LLC	632,682	(632,682)	—

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
RBC Capital Markets, LLC	$94,214	$(94,214)	$—
TD Securities (USA) Inc.	256,445	(256,445)	—
US Bancorp Investments	18,008	(18,008)	—
Wells Fargo Bank NA	1,515,156	(1,515,156)	—
Total	$19,188,598	$(19,188,598)	$—

(1)

Cash collateral with a fair value of $19,724,064 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Diversified Mid Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital (USA) INC	$1,465,069	$(1,465,069)	$—
Total	$1,465,069	$(1,465,069)	$—

(1)	Cash collateral with a fair value of $1,513,124 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Growth Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$71,854	$(71,854)	$—
Morgan Stanley & Co. LLC	16,688	(16,688)	—
National Bank Of Canada Financial Inc	2,902,221	(2,902,221)	—
UBS Securities LLC.	356,909	(356,909)	—
Total	$3,347,672	$(3,347,672)	$—

(1)

Cash collateral with a fair value of $3,442,602 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), paydowns, straddle loss deferrals and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2023:

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

	Paid-in Capital	Distributable Earnings
Baron Growth(1)	$(912,810)	$912,810
JPMorgan Mid Cap Value	35,662	(35,662)
T. Rowe Price Diversified Mid Cap Growth	(322,942)	322,942

(1) Amount relates to net operating loss.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2023			Year Ended December 31, 2022
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital
Global Bond	$3,218,958	$—	$968,512	$—	$—	$3,609,415
Global Insights	460,274	125,580,792	—	—	182,852,274	—
International High Dividend Low Volatility	13,976,065	—	—	15,550,199	—	—
American Century Small-Mid Cap Value	9,477,566	35,002,895	—	27,230,616	41,284,814	—
Baron Growth	—	28,695,083	—	—	54,434,934	—
Columbia Contrarian Core	911,414	18,591,081	—	13,181,201	15,666,691	—
Columbia Small Cap Value II	930,381	10,773,302	—	7,343,668	17,078,355	—
Invesco Comstock	6,034,657	30,519,073	—	4,363,124	665,579	—
Invesco Equity and Income	20,952,329	57,341,983	—	40,101,385	141,559,172	—
JPMorgan Mid Cap Value	3,219,512	31,042,551	—	7,186,383	54,253,817	—
T. Rowe Price Diversified Mid Cap Growth	9,521	1,459,416	—	22,850,695	244,839,704	—
T. Rowe Price Growth Equity	—	24,334,095	—	23,938,422	238,640,525	—

The tax-basis components of distributable and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes earnings as of December 31, 2023 were:

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards			Total Distributable
	Income	Capital Gains	(Depreciation)	Amount	Character	Other	Earnings/(Loss)
Global Bond	$—	$—	$(7,670,308)	$(2,670,239)	Short-term	$—	$(26,708,217)
				(16,367,670)	Long-term
				$(19,037,909)
Global Insights	1,512,193	655,391,011	96,595,453	—	—	(1,194,348)	752,304,309
International High Dividend Low Volatility	13,986,198	—	30,443,858	(11,712,164)	Short-term	—	32,249,376
				(468,516)	Long-term
				$(12,180,680)
American Century Small-Mid Cap Value	6,493,659	7,427,624	6,954,511	—	—	—	20,875,794
Baron Growth	—	21,113,858	404,701,182	—	—	—	425,815,040
Columbia Contrarian Core	180,492	1,506,342	11,582,758	—	—	—	13,269,592
Columbia Small Cap Value II	2,472,610	11,601,106	25,915,151	—	—	—	39,988,867
Invesco Comstock	891,642	20,559,583	36,685,778	—	—	—	58,137,003
Invesco Equity and Income	2,652,017	66,206,582	97,782,856	—	—	—	166,641,455
JPMorgan Mid Cap Value	—	15,018,382	78,603,394	—	—	—	93,621,776
T. Rowe Price Diversified Mid Cap Growth	—	112,357,406	166,099,795	—	—	—	278,457,201
T. Rowe Price Growth Equity	4,167,468	150,762,856	430,065,011	—	—	—	584,995,335

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2023, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer- term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 13 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long- term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful.

It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

NOTE 14 - OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Portfolios' financial statements.

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2023, the following Portfolios paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class ADV	$0.0265	February 1, 2024	Daily
Class I	$0.0306	February 1, 2024	Daily
Class S	$0.0288	February 1, 2024	Daily

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 20.0%
	Australia: 0.1%
30,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2030	$31,098	0.0
33,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2033	34,238	0.1
9,000	BHP Billiton Finance USA Ltd., 5.500%, 09/08/2053	9,828	0.0
		75,164	0.1
	Bermuda: 0.1%
133,000 (1)	Triton Container International Ltd., 3.150%, 06/15/2031	106,600	0.1

	Canada: 0.5%
86,000 (2)	Bank of Nova Scotia, 4.588%, 05/04/2037	77,000	0.1
26,000 (3)	Bank of Nova Scotia, 4.850%, 02/01/2030	25,979	0.0
46,000	Bank of Nova Scotia, 5.650%, 02/01/2034	47,725	0.1
70,000 (3)	Bell Telephone Co. of Canada or Bell Canada, 5.100%, 05/11/2033	71,869	0.1
35,000	Canadian Imperial Bank of Commerce, 6.092%, 10/03/2033	37,371	0.0
21,000	Canadian Pacific Railway Co., 2.875%, 11/15/2029	18,930	0.0
23,000	Cenovus Energy, Inc., 5.400%, 06/15/2047	21,765	0.0
15,000	Enbridge, Inc., 5.700%, 03/08/2033	15,597	0.0
177,000	Fortis, Inc./Canada, 3.055%, 10/04/2026	168,136	0.2
30,000 (1)	Intact Financial Corp., 5.459%, 09/22/2032	30,091	0.0
5,000	Nutrien Ltd., 5.800%, 03/27/2053	5,356	0.0
4,000	Nutrien Ltd., 5.875%, 12/01/2036	4,173	0.0
15,000	Nutrien Ltd., 5.950%, 11/07/2025	15,269	0.0
29,000	Royal Bank of Canada, 5.200%, 08/01/2028	29,582	0.0
29,000	Toronto-Dominion Bank, 5.523%, 07/17/2028	29,878	0.0
		598,721	0.5
	China: 0.2%
1,400,000	China Government Bond INBK, 2.520%, 08/25/2033	196,488	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	China: (continued)
23,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 05/11/2041	$17,600	0.0
		214,088	0.2
	France: 0.2%
254,000 (1)(2)	BNP Paribas SA, 5.894%, 12/05/2034	265,561	0.2

	Ireland: 0.0%
38,000 (3)	Trane Technologies Financing Ltd., 5.250%, 03/03/2033	39,368	0.0

	Luxembourg: 0.1%
24,000	Medtronic Global Holdings SCA, 4.500%, 03/30/2033	24,019	0.1
23,000	Schlumberger Investment SA, 2.650%, 06/26/2030	20,670	0.0
10,000	Schlumberger Investment SA, 4.850%, 05/15/2033	10,155	0.0
		54,844	0.1
	Norway: 0.0%
41,000	Equinor ASA, 3.125%, 04/06/2030	38,519	0.0

	Singapore: 0.2%
26,000	Pfizer Investment Enterprises Pte Ltd., 4.650%, 05/19/2030	26,194	0.0
102,000	Pfizer Investment Enterprises Pte Ltd., 4.750%, 05/19/2033	102,267	0.1
4,000	Pfizer Investment Enterprises Pte Ltd., 5.110%, 05/19/2043	3,988	0.0
25,000	Pfizer Investment Enterprises Pte Ltd., 5.300%, 05/19/2053	25,541	0.0
121,000	Pfizer Investment Enterprises Pte Ltd., 5.340%, 05/19/2063	122,262	0.1
		280,252	0.2
	United Kingdom: 0.6%
37,000 (1)	CSL Finance PLC, 4.050%, 04/27/2029	36,036	0.0
11,000 (1)	CSL Finance PLC, 4.950%, 04/27/2062	10,374	0.0
200,000 (1)	LSEGA Financing PLC, 3.200%, 04/06/2041	154,921	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United Kingdom: (continued)
200,000 (1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	$190,047	0.2
13,000	Rio Tinto Finance USA PLC, 5.000%, 03/09/2033	13,510	0.0
37,000	Rio Tinto Finance USA PLC, 5.125%, 03/09/2053	38,531	0.0
150,000	Royalty Pharma PLC, 1.200%, 09/02/2025	140,028	0.1
143,000	Royalty Pharma PLC, 1.750%, 09/02/2027	128,299	0.1
16,000	Vodafone Group PLC, 5.750%, 02/10/2063	16,255	0.0
		728,001	0.6
	United States: 18.0%
154,000	AbbVie, Inc., 3.800%, 03/15/2025	152,000	0.1
53,000	AbbVie, Inc., 4.050%, 11/21/2039	47,885	0.1
2,000	AbbVie, Inc., 4.300%, 05/14/2036	1,917	0.0
59,000	Advanced Micro Devices, Inc., 3.924%, 06/01/2032	57,094	0.1
153,000 (1)	AEP Texas, Inc., 3.850%, 10/01/2025	148,716	0.1
60,000	AES Corp., 2.450%, 01/15/2031	50,446	0.1
33,000	AES Corp., 5.450%, 06/01/2028	33,570	0.0
18,000	Alabama Power Co., 5.850%, 11/15/2033	19,367	0.0
5,000	Alexandria Real Estate Equities, Inc., 3.550%, 03/15/2052	3,659	0.0
5,000 (3)	Alexandria Real Estate Equities, Inc., 5.150%, 04/15/2053	4,831	0.0
42,000	Alleghany Corp., 3.250%, 08/15/2051	31,833	0.0
21,000	Alleghany Corp., 4.900%, 09/15/2044	20,367	0.0
27,000	Altria Group, Inc., 6.200%, 11/01/2028	28,341	0.0
35,000	Amazon.com, Inc., 3.150%, 08/22/2027	33,623	0.0
11,000	Amazon.com, Inc., 4.100%, 04/13/2062	9,730	0.0
36,000	Ameren Corp., 5.000%, 01/15/2029	36,187	0.0
177,919	American Airlines Pass Through Trust 2021-1, A, 2.875%, 01/11/2036	151,337	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
33,000	American Electric Power Co., Inc., 3.250%, 03/01/2050	$23,523	0.0
23,000 (3)	American Electric Power Co., Inc., 5.625%, 03/01/2033	23,975	0.0
18,000 (2)	American Express Co., 4.990%, 05/01/2026	17,954	0.0
16,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	14,340	0.0
43,000	American Honda Finance Corp., 4.700%, 01/12/2028	43,389	0.1
20,000	American Honda Finance Corp., 5.650%, 11/15/2028	20,949	0.0
30,000	American Honda Finance Corp., 5.125%, 07/07/2028	30,873	0.0
36,000	American Honda Finance Corp., 5.850%, 10/04/2030	38,389	0.0
44,000	American International Group, Inc., 3.400%, 06/30/2030	40,563	0.0
54,000	American International Group, Inc., 4.200%, 04/01/2028	52,655	0.1
68,000	American International Group, Inc., 5.125%, 03/27/2033	69,052	0.1
205,000	American Tower Corp., 2.750%, 01/15/2027	192,307	0.2
29,000	American Tower Corp., 3.650%, 03/15/2027	27,912	0.0
40,000 (1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	33,865	0.0
22,000	Ameriprise Financial, Inc., 5.700%, 12/15/2028	23,074	0.0
15,000	Amgen, Inc., 2.770%, 09/01/2053	9,638	0.0
43,000	Amgen, Inc., 4.400%, 02/22/2062	36,350	0.0
23,000	Amgen, Inc., 5.250%, 03/02/2033	23,589	0.0
80,000	Amgen, Inc., 5.600%, 03/02/2043	82,716	0.1
76,000	Amgen, Inc., 5.650%, 03/02/2053	80,016	0.1
31,000	Amgen, Inc., 5.750%, 03/02/2063	32,562	0.0
25,000	Apple, Inc., 2.850%, 08/05/2061	17,108	0.0
12,000	Apple, Inc., 4.100%, 08/08/2062	10,702	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
108,000	AT&T, Inc., 3.650%, 09/15/2059	$77,497	0.1
13,000	AutoZone, Inc., 6.250%, 11/01/2028	13,823	0.0
26,000	AvalonBay Communities, Inc., 5.300%, 12/07/2033	27,066	0.0
31,000	Avnet, Inc., 5.500%, 06/01/2032	30,700	0.0
26,000	Avnet, Inc., 6.250%, 03/15/2028	26,953	0.0
153,000 (2)	Bank of America Corp., 1.734%, 07/22/2027	140,228	0.1
118,000 (2)	Bank of America Corp., 2.299%, 07/21/2032	96,397	0.1
58,000 (2)	Bank of America Corp., 2.482%, 09/21/2036	45,968	0.1
72,000 (2)	Bank of America Corp., 2.572%, 10/20/2032	59,723	0.1
226,000 (2)	Bank of America Corp., 2.687%, 04/22/2032	190,914	0.2
39,000 (2)	Bank of America Corp., 3.419%, 12/20/2028	36,763	0.0
63,000 (2)	Bank of America Corp., 3.846%, 03/08/2037	55,356	0.1
87,000 (2)	Bank of America Corp., 4.571%, 04/27/2033	82,969	0.1
32,000 (2)	Bank of America Corp., 5.202%, 04/25/2029	32,218	0.0
47,000 (2)	Bank of America Corp., 5.288%, 04/25/2034	47,133	0.1
161,000 (2)	Bank of America Corp., 5.872%, 09/15/2034	168,629	0.2
40,000 (2)	Bank of America Corp., 3.593%, 07/21/2028	37,964	0.0
43,000 (2)	Bank of America Corp., 2.087%, 06/14/2029	37,920	0.0
124,000 (2)	Bank of America Corp. N, 2.651%, 03/11/2032	104,763	0.1
83,000 (2)	Bank of America Corp. RR, 4.375%, 12/31/2199	74,179	0.1
43,000 (2)	Bank of New York Mellon Corp., 6.474%, 10/25/2034	47,649	0.1
26,000	BAT Capital Corp., 6.421%, 08/02/2033	27,227	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
28,000	BAT Capital Corp., 7.079%, 08/02/2043	$29,764	0.0
39,000	BAT Capital Corp., 7.081%, 08/02/2053	41,733	0.0
42,000	Becton Dickinson & Co., 4.693%, 02/13/2028	42,203	0.1
230,000	Berry Global, Inc., 1.650%, 01/15/2027	207,243	0.2
29,000 (1)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	22,834	0.0
28,000 (1)(3)	BMW US Capital LLC, 5.150%, 08/11/2033	28,904	0.0
223,000	Boeing Co., 3.625%, 02/01/2031	207,228	0.2
66,000	Boeing Co., 5.150%, 05/01/2030	67,226	0.1
40,000	Boeing Co., 5.705%, 05/01/2040	41,399	0.0
8,000	Boeing Co., 5.805%, 05/01/2050	8,290	0.0
16,000	Boeing Co., 5.930%, 05/01/2060	16,597	0.0
17,000	BP Capital Markets America, Inc., 4.893%, 09/11/2033	17,305	0.0
22,000	Bristol-Myers Squibb Co., 6.250%, 11/15/2053	25,198	0.0
28,000	Bristol-Myers Squibb Co., 6.400%, 11/15/2063	32,472	0.0
75,000 (1)	Broadcom, Inc., 3.187%, 11/15/2036	60,818	0.1
85,000 (1)	Broadcom, Inc., 4.926%, 05/15/2037	82,313	0.1
61,000	Brookfield Finance LLC / Brookfield Finance, Inc., 3.450%, 04/15/2050	42,579	0.1
10,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	8,513	0.0
33,000	Camden Property Trust, 5.850%, 11/03/2026	34,011	0.0
20,000 (1)	Cargill, Inc., 1.700%, 02/02/2031	16,401	0.0
20,000 (1)	Cargill, Inc., 2.125%, 04/23/2030	17,403	0.0
51,000 (1)	Cargill, Inc., 2.125%, 11/10/2031	42,596	0.1
7,000	Carrier Global Corp., 2.722%, 02/15/2030	6,266	0.0
12,000 (1)	Carrier Global Corp., 5.900%, 03/15/2034	12,984	0.0
10,000	Centene Corp., 2.450%, 07/15/2028	8,914	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
115,000	Centene Corp., 3.000%, 10/15/2030	$99,740	0.1
28,000	CenterPoint Energy, Inc., 4.250%, 11/01/2028	26,993	0.0
47,000 (2)	Charles Schwab Corp., 6.136%, 08/24/2034	49,560	0.1
19,000 (2)	Charles Schwab Corp. H, 4.000%, 12/31/2199	15,030	0.0
36,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	31,257	0.0
38,000 (3)	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.650%, 02/01/2034	40,087	0.0
40,000 (1)	Cheniere Energy Partners L.P., 5.950%, 06/30/2033	41,120	0.0
11,000	Chubb INA Holdings, Inc., 3.050%, 12/15/2061	7,880	0.0
20,000 (3)	Cigna Group, 5.400%, 03/15/2033	20,818	0.0
42,000	Citizens Financial Group, Inc., 2.500%, 02/06/2030	35,215	0.0
58,000 (2)	Citizens Financial Group, Inc., 5.641%, 05/21/2037	53,490	0.1
265,000 (1)	Cleveland Electric Illuminating Co., 3.500%, 04/01/2028	248,393	0.2
47,000	CNH Industrial Capital LLC, 5.500%, 01/12/2029	48,473	0.1
15,000 (1)	Columbia Pipelines Holding Co. LLC, 6.042%, 08/15/2028	15,493	0.0
30,000	Comcast Corp., 1.950%, 01/15/2031	25,332	0.0
99,000	Comcast Corp., 4.250%, 01/15/2033	96,265	0.1
29,000	Comcast Corp., 5.350%, 11/15/2027	29,992	0.0
64,000	Comcast Corp., 5.500%, 05/15/2064	67,416	0.1
72,000	Comcast Corp., 5.650%, 06/15/2035	77,275	0.1
38,000	ConocoPhillips Co., 5.550%, 03/15/2054	40,381	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
39,000	ConocoPhillips Co., 5.700%, 09/15/2063	$42,267	0.1
15,000	Consolidated Edison Co. of New York, Inc., 5.500%, 03/15/2034	15,743	0.0
21,000	Consolidated Edison Co. of New York, Inc., 5.900%, 11/15/2053	23,143	0.0
44,000	Consumers Energy Co., 4.900%, 02/15/2029	44,810	0.1
41,000	Corebridge Financial, Inc., 3.850%, 04/05/2029	38,675	0.0
85,000	Corebridge Financial, Inc., 3.900%, 04/05/2032	76,898	0.1
30,000	Corebridge Financial, Inc., 5.750%, 01/15/2034	30,688	0.0
27,000 (1)	Corebridge Financial, Inc., 6.050%, 09/15/2033	28,155	0.0
62,000 (2)	Corebridge Financial, Inc., 6.875%, 12/15/2052	61,873	0.1
20,000	Crown Castle, Inc., 2.900%, 03/15/2027	18,717	0.0
12,000	Crown Castle, Inc., 4.800%, 09/01/2028	11,853	0.0
21,000 (3)	Crown Castle, Inc., 5.600%, 06/01/2029	21,489	0.0
28,000	Crown Castle, Inc., 5.800%, 03/01/2034	28,999	0.0
50,000	CSX Corp., 4.500%, 08/01/2054	46,134	0.1
32,000	CVS Health Corp., 5.050%, 03/25/2048	29,958	0.0
8,000	CVS Health Corp., 5.300%, 06/01/2033	8,213	0.0
24,000	CVS Health Corp., 6.000%, 06/01/2063	25,496	0.0
47,000	Deere & Co., 3.100%, 04/15/2030	43,614	0.1
164,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	167,923	0.2
68,000	Diamondback Energy, Inc., 4.250%, 03/15/2052	55,013	0.1
16,000 (2)	Discover Financial Services, 7.964%, 11/02/2034	17,806	0.0
35,000	Discovery Communications LLC, 5.300%, 05/15/2049	30,098	0.0
23,000	Dollar General Corp., 3.500%, 04/03/2030	21,188	0.0
57,000	Dominion Energy, Inc., 5.375%, 11/15/2032	58,573	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
43,000 (2)	Dominion Energy, Inc. B, 4.650%, 12/31/2199	$41,079	0.0
78,000 (2)	Dominion Energy, Inc. C, 4.350%, 12/31/2199	69,554	0.1
53,000	DTE Electric Co., 4.300%, 07/01/2044	47,549	0.1
2,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	1,606	0.0
2,000	Duke Energy Carolinas LLC, 3.875%, 03/15/2046	1,626	0.0
2,000	Duke Energy Carolinas LLC, 4.250%, 12/15/2041	1,772	0.0
11,000	Duke Energy Carolinas LLC, 5.350%, 01/15/2053	11,293	0.0
40,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	33,777	0.0
14,000	Duke Energy Florida LLC, 5.875%, 11/15/2033	15,100	0.0
21,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	23,019	0.0
20,000	Duke Energy Indiana LLC, 5.400%, 04/01/2053	20,415	0.0
2,000	Duke Energy Ohio, Inc., 3.700%, 06/15/2046	1,569	0.0
12,000	Duke Energy Ohio, Inc., 5.250%, 04/01/2033	12,372	0.0
9,000	Duke Energy Ohio, Inc., 5.650%, 04/01/2053	9,446	0.0
7,000	Duke Energy Progress LLC, 4.000%, 04/01/2052	5,770	0.0
2,000	Duke Energy Progress LLC, 4.100%, 03/15/2043	1,711	0.0
18,000	Elevance Health, Inc., 4.900%, 02/08/2026	17,968	0.0
104,000	Energy Transfer L.P., 4.250%, 04/01/2024	103,622	0.1
1,026,000	Energy Transfer L.P., 4.900%, 02/01/2024	1,024,934	0.9
20,000	Energy Transfer L.P., 5.000%, 05/15/2050	17,863	0.0
77,000	Energy Transfer L.P., 5.400%, 10/01/2047	71,915	0.1
31,000	Energy Transfer L.P., 6.550%, 12/01/2033	33,686	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
4,000	Entergy Arkansas LLC, 3.350%, 06/15/2052	$2,902	0.0
10,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	8,586	0.0
14,000	Entergy Arkansas LLC, 5.150%, 01/15/2033	14,287	0.0
100,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	84,704	0.1
33,000	Entergy Mississippi LLC, 5.000%, 09/01/2033	33,263	0.0
11,000	Entergy Texas, Inc., 5.800%, 09/01/2053	11,845	0.0
100,000	Essential Utilities, Inc., 2.704%, 04/15/2030	87,482	0.1
21,000 (3)	Estee Lauder Cos., Inc., 4.650%, 05/15/2033	21,105	0.0
34,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	24,079	0.0
42,000	Evergy Kansas Central, Inc., 4.125%, 03/01/2042	36,211	0.0
38,000	Evergy Kansas Central, Inc., 5.700%, 03/15/2053	39,786	0.0
12,000	Evergy Kansas Central, Inc., 5.900%, 11/15/2033	12,845	0.0
51,000	Eversource Energy, 2.900%, 03/01/2027	48,309	0.1
20,000	Eversource Energy, 5.125%, 05/15/2033	20,117	0.0
30,000	Eversource Energy, 5.450%, 03/01/2028	30,848	0.0
28,000	Eversource Energy, 5.950%, 02/01/2029	29,347	0.0
48,000	Eversource Energy U, 1.400%, 08/15/2026	43,811	0.1
49,000	Exelon Corp., 5.150%, 03/15/2028	49,844	0.1
49,000	Extra Space Storage L.P., 2.350%, 03/15/2032	39,977	0.0
43,000	Exxon Mobil Corp., 2.995%, 08/16/2039	34,557	0.0
45,000 (3)	FedEx Corp., 5.250%, 05/15/2050	44,859	0.1
26,000 (2)	Fifth Third Bancorp, 6.339%, 07/27/2029	27,081	0.0
250,000 (3)	First Horizon Bank, 5.750%, 05/01/2030	235,936	0.2
40,000	Fiserv, Inc., 5.625%, 08/21/2033	41,924	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
3,000	Florida Power & Light Co., 2.875%, 12/04/2051	$2,083	0.0
21,000	Florida Power & Light Co., 4.625%, 05/15/2030	21,158	0.0
15,000	Florida Power & Light Co., 4.800%, 05/15/2033	15,181	0.0
15,000	FMC Corp., 5.150%, 05/18/2026	14,993	0.0
24,000	Fortune Brands Innovations, Inc., 5.875%, 06/01/2033	25,090	0.0
43,000	GATX Corp., 6.900%, 05/01/2034	47,368	0.1
90,000	General Mills, Inc., 2.875%, 04/15/2030	81,378	0.1
202,000	General Motors Financial Co., Inc., 5.250%, 03/01/2026	202,199	0.2
31,000	General Motors Financial Co., Inc., 5.800%, 01/07/2029	31,745	0.0
19,000	General Motors Financial Co., Inc., 5.850%, 04/06/2030	19,609	0.0
18,000	Georgia Power Co., 4.650%, 05/16/2028	18,151	0.0
35,000 (2)	Goldman Sachs Group, Inc., 6.484%, 10/24/2029	37,162	0.0
27,000	HCA, Inc., 2.375%, 07/15/2031	22,264	0.0
18,000	HCA, Inc., 3.125%, 03/15/2027	17,070	0.0
11,000	HCA, Inc., 3.500%, 09/01/2030	9,975	0.0
118,000	HCA, Inc., 4.125%, 06/15/2029	112,900	0.1
24,000	HCA, Inc., 4.375%, 03/15/2042	20,305	0.0
11,000	HCA, Inc., 5.900%, 06/01/2053	11,292	0.0
115,000	Healthpeak OP LLC, 3.000%, 01/15/2030	102,408	0.1
44,000	Healthpeak OP LLC, 5.250%, 12/15/2032	44,514	0.1
49,000	HEICO Corp., 5.250%, 08/01/2028	50,063	0.1
48,000	Hess Corp., 4.300%, 04/01/2027	47,528	0.1
33,000	Home Depot, Inc., 4.900%, 04/15/2029	33,920	0.0
22,000	HP, Inc., 2.650%, 06/17/2031	18,737	0.0
23,000	Humana, Inc., 5.950%, 03/15/2034	24,627	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
25,000 (2)	Huntington Bancshares, Inc., 2.487%, 08/15/2036	$18,929	0.0
20,000 (2)	Huntington Bancshares, Inc., 6.208%, 08/21/2029	20,635	0.0
35,000 (1)	Hyundai Capital America, 5.680%, 06/26/2028	35,700	0.0
48,000 (1)	Hyundai Capital America, 6.100%, 09/21/2028	49,909	0.1
32,000 (1)	Hyundai Capital America, 6.500%, 01/16/2029	33,809	0.0
35,000	Idaho Power Co., 5.800%, 04/01/2054	37,547	0.0
16,000	Ingersoll Rand, Inc., 5.700%, 08/14/2033	16,936	0.0
27,000	Intel Corp., 3.750%, 08/05/2027	26,473	0.0
37,000	Intel Corp., 5.125%, 02/10/2030	38,399	0.0
17,000	Intel Corp., 5.700%, 02/10/2053	18,397	0.0
29,000	Intercontinental Exchange, Inc., 2.100%, 06/15/2030	25,103	0.0
25,000	International Business Machines Corp., 4.150%, 07/27/2027	24,715	0.0
21,000	Interstate Power and Light Co., 3.100%, 11/30/2051	14,344	0.0
65,000 (3)	Intuit, Inc., 5.125%, 09/15/2028	67,227	0.1
54,000	Intuit, Inc., 5.200%, 09/15/2033	56,560	0.1
51,000	Intuit, Inc., 5.500%, 09/15/2053	55,825	0.1
21,000	Invitation Homes Operating Parternship L.P., 5.450%, 08/15/2030	21,187	0.0
11,000	Invitation Homes Operating Parternship L.P., 5.500%, 08/15/2033	11,026	0.0
41,000	J M Smucker Co., 6.500%, 11/15/2043	45,730	0.1
80,000	John Deere Capital Corp., 4.700%, 06/10/2030	81,343	0.1
81,000	Johnson & Johnson, 3.625%, 03/03/2037	74,577	0.1
24,000	Jones Lang LaSalle, Inc., 6.875%, 12/01/2028	25,432	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
135,000 (2)	JPMorgan Chase & Co., 1.470%, 09/22/2027	$122,366	0.1
58,000 (2)	JPMorgan Chase & Co., 1.578%, 04/22/2027	53,546	0.1
8,000 (2)	JPMorgan Chase & Co., 1.953%, 02/04/2032	6,505	0.0
44,000 (2)	JPMorgan Chase & Co., 2.069%, 06/01/2029	39,035	0.0
24,000 (2)	JPMorgan Chase & Co., 2.595%, 02/24/2026	23,254	0.0
78,000 (2)	JPMorgan Chase & Co., 2.947%, 02/24/2028	73,420	0.1
565,000	JPMorgan Chase & Co., 2.950%, 10/01/2026	538,442	0.5
37,000 (2)	JPMorgan Chase & Co., 6.254%, 10/23/2034	40,129	0.0
510,000 (2)	JPMorgan Chase & Co. R, 8.939%, (TSFR3M + 3.562%), 12/31/2199	515,737	0.5
14,000	Kentucky Utilities Co. KENT, 5.450%, 04/15/2033	14,552	0.0
50,000	Kenvue, Inc., 4.900%, 03/22/2033	51,561	0.1
21,000	Kenvue, Inc., 5.050%, 03/22/2028	21,527	0.0
31,000	Kenvue, Inc., 5.200%, 03/22/2063	32,448	0.0
36,000 (2)	KeyCorp, 4.789%, 06/01/2033	33,077	0.0
222,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	220,044	0.2
27,000	Kinder Morgan, Inc., 4.800%, 02/01/2033	26,004	0.0
9,000	Kinder Morgan, Inc., 5.050%, 02/15/2046	8,050	0.0
24,000	KLA Corp., 5.250%, 07/15/2062	25,067	0.0
30,000	Lennox International, Inc., 5.500%, 09/15/2028	30,829	0.0
31,000 (1)	Liberty Mutual Group, Inc., 3.950%, 05/15/2060	22,386	0.0
20,000	Lockheed Martin Corp., 5.250%, 01/15/2033	21,225	0.0
14,000	Lockheed Martin Corp., 5.900%, 11/15/2063	16,368	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
14,000	Louisville Gas and Electric Co. LOU, 5.450%, 04/15/2033	$14,593	0.0
20,000	Lowe’s Cos., Inc., 5.750%, 07/01/2053	21,212	0.0
15,000	Lowe’s Cos., Inc., 5.850%, 04/01/2063	15,737	0.0
41,000	Marsh & McLennan Cos., Inc., 5.400%, 09/15/2033	43,200	0.1
59,000	Marsh & McLennan Cos., Inc., 5.700%, 09/15/2053	64,253	0.1
23,000	Marvell Technology, Inc., 5.750%, 02/15/2029	23,779	0.0
20,000	McDonald’s Corp., 5.450%, 08/14/2053	21,300	0.0
32,000	McKesson Corp., 5.250%, 02/15/2026	32,001	0.0
10,000	Merck & Co., Inc., 4.500%, 05/17/2033	10,078	0.0
28,000	Merck & Co., Inc., 5.000%, 05/17/2053	28,812	0.0
28,000 (3)	Merck & Co., Inc., 5.150%, 05/17/2063	29,228	0.0
24,000	Meta Platforms, Inc., 3.500%, 08/15/2027	23,382	0.0
54,000	Meta Platforms, Inc., 4.450%, 08/15/2052	49,654	0.1
9,000	Meta Platforms, Inc., 4.650%, 08/15/2062	8,389	0.0
76,000	Meta Platforms, Inc., 5.750%, 05/15/2063	83,296	0.1
380,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	371,085	0.3
30,000	MidAmerican Energy Co., 5.850%, 09/15/2054	33,274	0.0
130,000	Mississippi Power Co. 12-A, 4.250%, 03/15/2042	111,079	0.1
19,000 (3)	Mohawk Industries, Inc., 5.850%, 09/18/2028	19,713	0.0
14,000	Molson Coors Beverage Co., 4.200%, 07/15/2046	11,950	0.0
41,000	Mondelez International, Inc., 2.750%, 04/13/2030	37,057	0.0
33,000 (1)	Monongahela Power Co., 5.850%, 02/15/2034	34,667	0.0
494,000 (2)	Morgan Stanley, 1.593%, 05/04/2027	455,356	0.4
21,000 (2)	Morgan Stanley, 3.591%, 07/22/2028	20,060	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
55,000 (2)	Morgan Stanley, 5.297%, 04/20/2037	$53,547	0.1
93,000 (2)	Morgan Stanley, 5.948%, 01/19/2038	94,091	0.1
16,000 (2)	Morgan Stanley, 6.296%, 10/18/2028	16,769	0.0
89,000 (2)	Morgan Stanley, 6.627%, 11/01/2034	98,585	0.1
74,000 (2)	Morgan Stanley, 0.791%, 01/22/2025	73,784	0.1
46,000 (2)	Morgan Stanley, 1.512%, 07/20/2027	42,037	0.1
150,000 (2)	Morgan Stanley, 1.164%, 10/21/2025	144,394	0.1
47,000 (2)	Morgan Stanley, 2.720%, 07/22/2025	46,231	0.1
293,000	Morgan Stanley, 3.125%, 07/27/2026	280,652	0.3
40,000 (2)	Morgan Stanley, 5.164%, 04/20/2029	40,252	0.0
101,000 (2)	Morgan Stanley, 5.250%, 04/21/2034	101,037	0.1
11,000 (2)	Morgan Stanley, 5.424%, 07/21/2034	11,169	0.0
267,000	National Rural Utilities Cooperative Finance Corp., 3.900%, 11/01/2028	259,358	0.2
40,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	37,979	0.0
26,000	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	27,552	0.0
17,000 (2)	National Rural Utilities Cooperative Finance Corp., 7.125%, 09/15/2053	17,564	0.0
13,000	Nevada Power Co., 6.000%, 03/15/2054	14,288	0.0
12,000 (1)	New York Life Insurance Co., 3.750%, 05/15/2050	9,619	0.0
39,000	NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	38,645	0.0
44,000	NextEra Energy Capital Holdings, Inc., 6.051%, 03/01/2025	44,419	0.1
16,000	Nordson Corp., 5.600%, 09/15/2028	16,604	0.0
13,000	Norfolk Southern Corp., 2.550%, 11/01/2029	11,688	0.0
20,000	Norfolk Southern Corp., 5.050%, 08/01/2030	20,495	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
15,000	Norfolk Southern Corp., 5.550%, 03/15/2034	$15,850	0.0
35,000	Norfolk Southern Corp., 5.950%, 03/15/2064	39,101	0.0
27,000 (2)	Northern Trust Corp., 3.375%, 05/08/2032	24,990	0.0
10,000 (1)	Northwestern Mutual Life Insurance Co., 3.450%, 03/30/2051	7,482	0.0
22,000	Nucor Corp., 4.300%, 05/23/2027	21,801	0.0
7,000 (3)	Occidental Petroleum Corp., 6.600%, 03/15/2046	7,589	0.0
15,000	Occidental Petroleum Corp., 7.500%, 05/01/2031	16,840	0.0
222,000	Oracle Corp., 2.800%, 04/01/2027	209,510	0.2
64,000	Oracle Corp., 3.800%, 11/15/2037	54,452	0.1
31,000	Oracle Corp., 6.150%, 11/09/2029	33,372	0.0
46,000	O’Reilly Automotive, Inc., 3.600%, 09/01/2027	44,368	0.1
91,000 (3)	O’Reilly Automotive, Inc., 4.350%, 06/01/2028	90,328	0.1
21,000	Otis Worldwide Corp., 5.250%, 08/16/2028	21,599	0.0
13,000	Ovintiv, Inc., 5.650%, 05/15/2028	13,274	0.0
17,000	Ovintiv, Inc., 6.250%, 07/15/2033	17,588	0.0
38,000	Ovintiv, Inc., 7.100%, 07/15/2053	41,856	0.1
15,000	Pacific Gas and Electric Co., 4.250%, 03/15/2046	11,571	0.0
12,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	9,423	0.0
19,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	15,378	0.0
20,000	Pacific Gas and Electric Co., 6.750%, 01/15/2053	21,810	0.0
22,000	Packaging Corp. of America, 5.700%, 12/01/2033	23,172	0.0
31,000	Paramount Global, 4.375%, 03/15/2043	22,941	0.0
20,000 (3)	Paramount Global, 4.950%, 01/15/2031	18,979	0.0
18,000	Paramount Global, 4.950%, 05/19/2050	14,607	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
14,000	Paramount Global, 5.850%, 09/01/2043	$12,612	0.0
6,000	Paramount Global, 6.875%, 04/30/2036	6,095	0.0
102,000 (2)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	87,098	0.1
5,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	4,578	0.0
3,000 (3)	PayPal Holdings, Inc., 4.400%, 06/01/2032	2,982	0.0
44,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	43,661	0.1
25,000	PECO Energy Co., 4.900%, 06/15/2033	25,437	0.0
24,000 (1)	Pennsylvania Electric Co., 5.150%, 03/30/2026	23,983	0.0
70,000 (1)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 6.200%, 06/15/2030	73,535	0.1
34,000	PepsiCo, Inc., 5.125%, 11/10/2026	34,739	0.0
63,000	Phillips 66, 3.850%, 04/09/2025	62,037	0.1
21,000 (2)	PNC Financial Services Group, Inc. U, 6.000%, 12/31/2199	19,940	0.0
91,000 (2)	PNC Financial Services Group, Inc. W, 6.250%, 12/31/2199	85,055	0.1
18,000	Prologis L.P., 2.250%, 01/15/2032	15,041	0.0
29,000	Public Service Electric and Gas Co., 5.200%, 08/01/2033	30,120	0.0
23,000	Public Service Electric and Gas Co., 5.450%, 08/01/2053	24,863	0.0
3,000	Public Service Electric and Gas Co., 3.800%, 03/01/2046	2,491	0.0
72,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	60,612	0.1
34,000	Puget Sound Energy, Inc., 3.250%, 09/15/2049	24,302	0.0
10,000	Quest Diagnostics, Inc., 2.800%, 06/30/2031	8,721	0.0
10,000	Quest Diagnostics, Inc., 2.950%, 06/30/2030	8,956	0.0
23,000	Quest Diagnostics, Inc., 6.400%, 11/30/2033	25,519	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
91,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	$82,752	0.1
22,000	Republic Services, Inc., 5.000%, 12/15/2033	22,471	0.0
15,000	Rexford Industrial Realty L.P., 2.150%, 09/01/2031	12,031	0.0
9,000	Reynolds American, Inc., 5.850%, 08/15/2045	8,441	0.0
23,000	Ross Stores, Inc., 4.700%, 04/15/2027	22,777	0.0
22,000	Ryder System, Inc., 6.300%, 12/01/2028	23,346	0.0
28,000	Ryder System, Inc., 6.600%, 12/01/2033	31,064	0.0
37,000	Ryder System, Inc., 5.250%, 06/01/2028	37,515	0.0
13,000	S&P Global, Inc., 1.250%, 08/15/2030	10,649	0.0
48,000	S&P Global, Inc., 2.700%, 03/01/2029	44,421	0.1
16,000 (1)	S&P Global, Inc., 5.250%, 09/15/2033	16,752	0.0
32,000	San Diego Gas & Electric Co., 4.950%, 08/15/2028	32,679	0.0
52,000 (1)	Sealed Air Corp., 1.573%, 10/15/2026	46,861	0.1
20,000 (3)	Southern California Gas Co., 5.200%, 06/01/2033	20,582	0.0
36,000	Southern Co., 5.113%, 08/01/2027	36,514	0.0
19,000	Southwestern Electric Power Co., 5.300%, 04/01/2033	19,016	0.0
48,000	Sprint Capital Corp., 6.875%, 11/15/2028	52,042	0.1
100,000	Sprint Capital Corp., 8.750%, 03/15/2032	123,544	0.1
38,000 (2)	State Street Corp., 5.684%, 11/21/2029	39,314	0.0
62,000 (2)	State Street Corp., 6.123%, 11/21/2034	65,846	0.1
23,000	Targa Resources Corp., 4.950%, 04/15/2052	20,221	0.0
54,000	Targa Resources Corp., 6.500%, 03/30/2034	58,376	0.1
17,000 (1)	Teachers Insurance & Annuity Association of America, 3.300%, 05/15/2050	12,565	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
23,000 (1)	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/2044	$21,769	0.0
30,000	Texas Instruments, Inc., 5.000%, 03/14/2053	30,750	0.0
52,000	Texas Instruments, Inc., 5.050%, 05/18/2063	53,336	0.1
71,000	Thermo Fisher Scientific, Inc., 4.977%, 08/10/2030	72,782	0.1
35,000	Thermo Fisher Scientific, Inc., 5.000%, 01/31/2029	35,943	0.0
36,000	Thermo Fisher Scientific, Inc., 5.086%, 08/10/2033	37,540	0.0
19,000	Thermo Fisher Scientific, Inc., 5.404%, 08/10/2043	20,116	0.0
39,000	Time Warner Cable LLC, 5.500%, 09/01/2041	33,790	0.0
3,000	Time Warner Cable LLC, 5.875%, 11/15/2040	2,720	0.0
24,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	22,765	0.0
24,000	T-Mobile USA, Inc., 6.000%, 06/15/2054	26,346	0.0
37,000	Toyota Motor Credit Corp., 5.550%, 11/20/2030	38,993	0.0
55,000	Toyota Motor Credit Corp., 4.550%, 09/20/2027	55,462	0.1
25,000 (2)	Truist Financial Corp., 6.296%, (TSFR3M + 0.912%), 03/15/2028	22,778	0.0
29,000 (2)	Truist Financial Corp., 4.916%, 07/28/2033	27,022	0.0
156,000 (2)	Truist Financial Corp., 5.867%, 06/08/2034	159,244	0.2
27,000 (2)	Truist Financial Corp. N, 4.800%, 12/31/2199	24,890	0.0
32,000 (2)	Truist Financial Corp. Q, 5.100%, 12/31/2199	29,159	0.0
9,000	Union Pacific Corp., 3.750%, 02/05/2070	6,959	0.0
25,000	Union Pacific Corp., 3.799%, 10/01/2051	20,953	0.0
21,000	Union Pacific Corp., 3.950%, 08/15/2059	17,177	0.0
73,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	55,320	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
36,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	$28,151	0.0
5,000	UnitedHealth Group, Inc., 4.200%, 05/15/2032	4,895	0.0
21,000	UnitedHealth Group, Inc., 5.050%, 04/15/2053	21,234	0.0
33,000	UnitedHealth Group, Inc., 5.200%, 04/15/2063	33,723	0.0
35,006	US Airways Pass Through Trust 2012-1, A, 5.900%, 04/01/2026	35,021	0.0
45,000 (2)	US Bancorp, 4.967%, 07/22/2033	42,683	0.1
200,000	Utah Acquisition Sub, Inc., 3.950%, 06/15/2026	193,371	0.2
12,000 (1)	Veralto Corp., 5.450%, 09/18/2033	12,438	0.0
16,000	Verizon Communications, Inc., 1.750%, 01/20/2031	13,167	0.0
14,000	Verizon Communications, Inc., 2.550%, 03/21/2031	12,075	0.0
151,000	Verizon Communications, Inc., 4.125%, 08/15/2046	129,449	0.1
55,000	Verizon Communications, Inc., 4.400%, 11/01/2034	52,953	0.1
72,000	Viatris, Inc., 2.700%, 06/22/2030	60,992	0.1
15,000	Viatris, Inc., 3.850%, 06/22/2040	11,171	0.0
19,000	Virginia Electric and Power Co., 5.700%, 08/15/2053	20,170	0.0
74,000	VMware, Inc., 1.400%, 08/15/2026	67,709	0.1
48,000	Walmart, Inc., 4.000%, 04/15/2030	47,920	0.1
71,000	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	68,056	0.1
22,000	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	19,406	0.0
64,000	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	54,973	0.1
6,000	Warnermedia Holdings, Inc., 5.391%, 03/15/2062	5,145	0.0
10,000	Waste Management, Inc., 2.000%, 06/01/2029	8,908	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
20,000	Waste Management, Inc., 4.625%, 02/15/2030	$20,240	0.0
10,000	Waste Management, Inc., 4.625%, 02/15/2033	10,037	0.0
13,000	Waste Management, Inc., 4.875%, 02/15/2029	13,312	0.0
58,000	Waste Management, Inc., 4.875%, 02/15/2034	59,194	0.1
9,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	8,986	0.0
13,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	13,198	0.0
312,000	Wells Fargo & Co., 3.000%, 10/23/2026	296,348	0.3
106,000 (2)	Wells Fargo & Co., 5.389%, 04/24/2034	106,522	0.1
108,000 (2)	Wells Fargo & Co., 6.491%, 10/23/2034	117,554	0.1
42,000 (2)	Wells Fargo & Co., 2.164%, 02/11/2026	40,442	0.0
47,000 (2)	Wells Fargo & Co., 3.526%, 03/24/2028	44,861	0.1
50,000 (2)	Wells Fargo & Co., 4.540%, 08/15/2026	49,497	0.1
17,000 (2)	Wells Fargo & Co., 5.557%, 07/25/2034	17,317	0.0
14,000	Westlake Corp., 3.125%, 08/15/2051	9,284	0.0
21,000	Weyerhaeuser Co., 4.750%, 05/15/2026	20,912	0.0
26,000	Zimmer Biomet Holdings, Inc., 5.350%, 12/01/2028	26,804	0.0
		20,733,502	18.0
	Total Corporate Bonds/Notes
	(Cost $23,645,311)	23,134,620	20.0
SOVEREIGN BONDS: 17.9%
	Australia: 0.3%
AUD558,000 (1)	Queensland Treasury Corp., 1.750%, 07/20/2034	291,320	0.3

	Brazil: 0.5%
BRL650,000	Brazil Notas do Tesouro Nacional Serie B NTNB, 6.000%, 08/15/2050	614,358	0.5
Principal Amount†	RA	Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Canada: 0.8%
CAD575,000	Canadian Government Bond 000A, 2.000%, 12/01/2051	$349,530	0.3
571,000	Province of British Columbia Canada, 4.200%, 07/06/2033	565,658	0.5
		915,188	0.8
	China: 9.5%
CNY1,780,000	China Government Bond 1824, 4.080%, 10/22/2048	303,452	0.2
CNY29,640,000	China Government Bond 1827, 3.250%, 11/22/2028	4,348,816	3.8
CNY12,880,000	China Government Bond 1906, 3.290%, 05/23/2029	1,897,551	1.6
CNY6,880,000	China Government Bond 1907, 3.250%, 06/06/2026	994,358	0.8
CNY13,660,000	China Government Bond INBK, 2.850%, 06/04/2027	1,957,208	1.7
CNY4,500,000	China Government Bond INBK, 2.880%, 02/25/2033	650,434	0.6
CNY1,270,000	China Government Bond INBK, 3.320%, 04/15/2052	193,875	0.2
CNY4,120,000	China Government Bond SH, 2.690%, 08/15/2032	585,261	0.5
CNY550,000	China Government Bond SZ, 3.190%, 04/15/2053	82,565	0.1
		11,013,520	9.5
	Czechia: 0.1%
CZK3,950,000	Czech Republic Government Bond 105, 2.750%, 07/23/2029	167,979	0.1

	Germany: 0.3%
EUR30,000	Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2028	31,278	0.0
EUR200,000	Bundesrepublik Deutschland Bundesanleihe, 1.250%, 08/15/2048	179,455	0.2
EUR120,000	Bundesrepublik Deutschland Bundesanleihe, 2.730%, 08/15/2026	125,396	0.1
		336,129	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Indonesia: 0.4%
IDR6,452,000,000	Indonesia Treasury Bond FR79, 8.375%, 04/15/2039	$483,994	0.4

	Italy: 0.4%
EUR438,000 (1)	Italy Buoni Poliennali Del Tesoro 30Y, 3.850%, 09/01/2049	457,494	0.4

	Malaysia: 1.5%
MYR7,864,000	Malaysia Government Bond 0419, 3.828%, 07/05/2034	1,704,888	1.5

	Mexico: 1.0%
MXN21,600,000 (3)	Mexican Bonos M, 7.750%, 05/29/2031	1,189,317	1.0

	Poland: 0.2%
PLN650,000	Republic of Poland Government Bond 0728, 7.500%, 07/25/2028	181,770	0.2

	South Africa: 0.9%
ZAR21,275,000	Republic of South Africa Government Bond 2035, 8.875%, 02/28/2035	982,172	0.9

	Spain: 1.5%
EUR870,000 (1)	Spain Government Bond, 1.450%, 04/30/2029	907,879	0.8
EUR908,000 (1)	Spain Government Bond 30Y, 2.700%, 10/31/2048	863,631	0.7
		1,771,510	1.5
	Thailand: 0.5%
THB17,994,000	Thailand Government Bond, 2.875%, 12/17/2028	537,767	0.5

	Total Sovereign Bonds
	(Cost $21,358,657)	20,647,406	17.9
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.9%
	Mexico: 0.0%
25,098 (4)	Su Casita 2006-1U A, 6.100%, 09/25/2035	1,405	0.0

	United States: 12.9%
119,260 (2)	Adjustable Rate Mortgage Trust 2006-2 1A1, 4.126%, 05/25/2036	101,991	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
33,471 (2)	Alternative Loan Trust 2005-53T2 2A6, 5.970%, (TSFR1M + 0.614%), 11/25/2035	$18,643	0.0
58,496	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	29,583	0.0
178,434	Banc of America Funding Trust 2005- 1 1A1, 5.500%, 02/25/2035	163,404	0.1
16,692	CHL Mortgage Pass-Through Trust 2005- 17 1A8, 5.500%, 09/25/2035	15,010	0.0
25,501	CHL Mortgage Pass-Through Trust 2005-J4 A7, 5.500%, 11/25/2035	20,787	0.0
177,252	CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	88,726	0.1
26,823 (2)	Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 5.330%, 05/25/2035	25,616	0.0
154,078	CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	131,801	0.1
364,570 (1)(2)	COLT Mortgage Loan Trust 2021-2 A1, 0.924%, 08/25/2066	293,384	0.3
212,579 (1)(2)	COLT Mortgage Loan Trust 2021-3 A1, 0.956%, 09/27/2066	169,741	0.2
63,619 (1)(2)	Fannie Mae Connecticut Avenue Securities 2019- R01 2M2, 7.902%, (SOFR30A + 2.564%), 07/25/2031	63,893	0.1
5,306 (5)	Fannie Mae Interest Strip 294 2, 7.000%, 02/25/2028	509	0.0
65,195 (5)	Fannie Mae Interest Strip 319 2, 6.500%, 02/25/2032	10,913	0.0
21,846 (5)	Fannie Mae Interest Strip 328 2, 6.000%, 12/25/2032	3,544	0.0
10,313 (5)	Fannie Mae Interest Strip 331 5, 6.000%, 02/25/2033	1,626	0.0
12,567 (5)	Fannie Mae Interest Strip 332 2, 6.000%, 03/25/2033	2,106	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
9,871 (5)	Fannie Mae Interest Strip 334 12, 6.000%, 03/25/2033	$1,575	0.0
12,625 (5)	Fannie Mae Interest Strip 338 2, 5.500%, 07/25/2033	2,048	0.0
5,449 (5)	Fannie Mae Interest Strip 356 10, 5.500%, 06/25/2035	949	0.0
5,717 (5)	Fannie Mae Interest Strip 364 15, 6.000%, 09/25/2035	909	0.0
191,040 (5)	Fannie Mae Interest Strip 418 5, 3.500%, 08/25/2043	26,886	0.0
257,849 (2)(5)	Fannie Mae Interest Strip 418 80, 3.500%, 08/25/2033	24,667	0.0
2,148	Fannie Mae REMIC Trust 1999-14 MB, 6.500%, 04/25/2029	2,158	0.0
4,090	Fannie Mae REMIC Trust 2001-80 ZB, 6.000%, 01/25/2032	4,140	0.0
22,684 (2)(5)	Fannie Mae REMIC Trust 2002-12 SB, 2.298%, (-1.000*SOFR30A + 7.636%), 07/25/2031	2,147	0.0
14,539 (2)(5)	Fannie Mae REMIC Trust 2002- 2 SW, 2.298%, (-1.000*SOFR30A + 7.636%), 02/25/2032	1,460	0.0
5,834	Fannie Mae REMIC Trust 2002-21 PE, 6.500%, 04/25/2032	6,015	0.0
2,529 (2)	Fannie Mae REMIC Trust 2002-29 F, 6.452%, (SOFR30A + 1.114%), 04/25/2032	2,568	0.0
5,992 (2)(5)	Fannie Mae REMIC Trust 2002- 41 S, 2.498%, (-1.000*SOFR30A + 7.836%), 07/25/2032	413	0.0
778 (2)	Fannie Mae REMIC Trust 2002-64 FJ, 6.452%, (SOFR30A + 1.114%), 04/25/2032	788	0.0
1,719 (2)	Fannie Mae REMIC Trust 2002-68 FH, 5.953%, (SOFR30A + 0.614%), 10/18/2032	1,717	0.0
264,734 (2)(5)	Fannie Mae REMIC Trust 2002- 77 JS, 2.547%, (-1.000*SOFR30A + 7.886%), 12/18/2032	28,166	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
6,917 (2)	Fannie Mae REMIC Trust 2002-84 FB, 6.452%, (SOFR30A + 1.114%), 12/25/2032	$7,027	0.0
6,916 (2)	Fannie Mae REMIC Trust 2003-11 FA, 6.452%, (SOFR30A + 1.114%), 09/25/2032	7,026	0.0
1,455 (2)	Fannie Mae REMIC Trust 2003-116 FA, 5.852%, (SOFR30A + 0.514%), 11/25/2033	1,455	0.0
9,330 (5)	Fannie Mae REMIC Trust 2003-13 IO, 7.000%, 03/25/2033	1,673	0.0
9,054 (5)	Fannie Mae REMIC Trust 2003-26 IK, 7.000%, 04/25/2033	1,651	0.0
179,165 (2)(5)	Fannie Mae REMIC Trust 2004- 56 SE, 2.098%, (-1.000*SOFR30A + 7.436%), 10/25/2033	19,272	0.0
11,232 (2)	Fannie Mae REMIC Trust 2005- 25 PS, 4.172%, (-1.000*SOFR30A + 27.656%), 04/25/2035	13,593	0.0
3,571 (2)(5)	Fannie Mae REMIC Trust 2005- 40 SB, 1.298%, (-1.000*SOFR30A + 6.636%), 05/25/2035	158	0.0
649	Fannie Mae REMIC Trust 2005-71 DB, 4.500%, 08/25/2025	643	0.0
67,260 (2)	Fannie Mae REMIC Trust 2005- 74 DK, 2.192%, (-1.000*SOFR30A + 23.542%), 07/25/2035	68,357	0.1
162,522 (2)	Fannie Mae REMIC Trust 2005- 87 SB, 3.843%, (-1.000*SOFR30A + 23.414%), 10/25/2035	172,489	0.2
79,353 (2)	Fannie Mae REMIC Trust 2006- 104 ES, 6.190%, (-1.000*SOFR30A + 32.878%), 11/25/2036	105,330	0.1
6,717 (2)	Fannie Mae REMIC Trust 2006- 11 PS, 4.576%, (-1.000*SOFR30A + 24.147%), 03/25/2036	8,056	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
13,507 (2)	Fannie Mae REMIC Trust 2006- 46 SW, 4.210%, (-1.000*SOFR30A + 23.779%), 06/25/2036	$14,741	0.0
3,186,864 (2)(5)	Fannie Mae REMIC Trust 2006- 51 SA, 1.118%, (-1.000*SOFR30A + 6.456%), 06/25/2036	276,108	0.2
27,027 (2)(5)	Fannie Mae REMIC Trust 2006- 90 SX, 1.778%, (-1.000*SOFR30A + 7.116%), 09/25/2036	2,118	0.0
3,437,636 (2)(5)	Fannie Mae REMIC Trust 2007- 116 DI, 0.488%, (-1.000*SOFR30A + 5.826%), 01/25/2038	288,391	0.3
22,991 (2)(5)	Fannie Mae REMIC Trust 2007- 88 XI, 1.088%, (-1.000*SOFR30A + 6.426%), 06/25/2037	2,256	0.0
181,630 (2)(5)	Fannie Mae REMIC Trust 2007- 89 SB, 1.098%, (-1.000*SOFR30A + 6.436%), 09/25/2037	14,576	0.0
600,103 (2)(5)	Fannie Mae REMIC Trust 2007- 94 SG, 0.998%, (-1.000*SOFR30A + 6.336%), 10/25/2037	58,679	0.1
248,774 (2)	Fannie Mae REMIC Trust 2010- 109 SN, 0.890%, (-1.000*SOFR30A + 24.428%), 10/25/2040	263,940	0.2
27,248	Fannie Mae REMIC Trust 2010-155 PL, 5.000%, 07/25/2040	27,454	0.0
1,255,551 (2)(5)	Fannie Mae REMIC Trust 2011- 55 SK, 1.108%, (-1.000*SOFR30A + 6.446%), 06/25/2041	137,910	0.1
901,858 (2)(5)	Fannie Mae REMIC Trust 2011- 86 NS, 0.498%, (-1.000*SOFR30A + 5.836%), 09/25/2041	63,446	0.1
226,678 (2)(5)	Fannie Mae REMIC Trust 2012- 10 US, 0.998%, (-1.000*SOFR30A + 6.336%), 02/25/2042	26,149	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
390,307 (5)	Fannie Mae REMIC Trust 2012-110 JI, 4.000%, 06/25/2042	$53,548	0.1
1,152,680 (2)(5)	Fannie Mae REMIC Trust 2012- 133 PS, 0.748%, (-1.000*SOFR30A + 6.086%), 03/25/2042	74,420	0.1
1,442,574 (5)	Fannie Mae REMIC Trust 2012-138 DI, 3.000%, 12/25/2027	42,438	0.0
975,775 (2)(5)	Fannie Mae REMIC Trust 2012- 144 SB, 0.648%, (-1.000*SOFR30A + 5.986%), 01/25/2043	109,740	0.1
475,341 (2)(5)	Fannie Mae REMIC Trust 2012- 27 SB, 0.528%, (-1.000*SOFR30A + 5.866%), 11/25/2041	22,106	0.0
568,733 (5)	Fannie Mae REMIC Trust 2013-64 LI, 3.000%, 06/25/2033	48,351	0.0
7,950,232 (2)(5)	Fannie Mae REMIC Trust 2019- 15 SA, 0.548%, (-1.000*SOFR30A + 5.886%), 04/25/2049	835,811	0.7
13,753,830 (5)	Fannie Mae REMIC Trust 2021-4 IN, 2.500%, 02/25/2051	1,749,282	1.5
32	Freddie Mac REMIC Trust 1674 Z, 6.750%, 02/15/2024	32	0.0
6,001	Freddie Mac REMIC Trust 1897 K, 7.000%, 09/15/2026	6,012	0.0
2,156 (5)	Freddie Mac REMIC Trust 2035 PE, 7.000%, 03/15/2028	196	0.0
13,136 (5)	Freddie Mac REMIC Trust 2049 PL, 7.000%, 04/15/2028	1,277	0.0
6,265 (2)	Freddie Mac REMIC Trust 2122 F, 5.903%, (SOFR30A + 0.564%), 02/15/2029	6,255	0.0
11,113 (2)(5)	Freddie Mac REMIC Trust 2134 SB, 2.247%, (-1.000*SOFR30A + 7.586%), 03/15/2029	364	0.0
19,371 (2)(5)	Freddie Mac REMIC Trust 2136 SG, 2.197%, (-1.000*SOFR30A + 7.536%), 03/15/2029	1,030	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
20,725 (2)(5)	Freddie Mac REMIC Trust 2177 SB, 3.497%, (-1.000*SOFR30A + 8.836%), 08/15/2029	$1,178	0.0
4,168 (2)	Freddie Mac REMIC Trust 2344 FP, 6.403%, (SOFR30A + 1.064%), 08/15/2031	4,232	0.0
1,792 (2)	Freddie Mac REMIC Trust 2412 GF, 6.403%, (SOFR30A + 1.064%), 02/15/2032	1,817	0.0
12,888	Freddie Mac REMIC Trust 2415 ZA, 6.500%, 02/15/2032	13,360	0.0
2,304 (2)	Freddie Mac REMIC Trust 2464 FI, 6.453%, (SOFR30A + 1.114%), 02/15/2032	2,332	0.0
2,364 (2)	Freddie Mac REMIC Trust 2470 LF, 6.453%, (SOFR30A + 1.114%), 02/15/2032	2,400	0.0
3,391 (2)	Freddie Mac REMIC Trust 2471 FD, 6.453%, (SOFR30A + 1.114%), 03/15/2032	3,445	0.0
2,757 (2)	Freddie Mac REMIC Trust 2504 FP, 5.953%, (SOFR30A + 0.614%), 03/15/2032	2,753	0.0
9,211 (2)	Freddie Mac REMIC Trust 2551 LF, 5.953%, (SOFR30A + 0.614%), 01/15/2033	9,239	0.0
119,936	Freddie Mac REMIC Trust 2750 XG, 5.000%, 02/15/2034	120,370	0.1
104,722	Freddie Mac REMIC Trust 2890 PE, 5.000%, 11/15/2034	105,235	0.1
21,014 (2)	Freddie Mac REMIC Trust 3001 HT, 8.000%, (-1.000*SOFR30A + 43.903%), 05/15/2035	21,810	0.0
14,936 (2)(5)	Freddie Mac REMIC Trust 3004 SB, 0.697%, (-1.000*SOFR30A + 6.036%), 07/15/2035	549	0.0
4,960 (2)	Freddie Mac REMIC Trust 3025 SJ, 4.756%, (-1.000*SOFR30A + 24.330%), 08/15/2035	6,024	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
418,004 (2)(5)	Freddie Mac REMIC Trust 3223 S, 0.497%, (-1.000*SOFR30A + 5.836%), 10/15/2036	$29,299	0.0
2,875,116 (2)(5)	Freddie Mac REMIC Trust 3502 DL, 0.547%, (-1.000*SOFR30A + 5.886%), 01/15/2039	260,462	0.2
853,739 (2)(5)	Freddie Mac REMIC Trust 3505 SA, 0.547%, (-1.000*SOFR30A + 5.886%), 01/15/2039	69,930	0.1
5,479,246 (2)(5)	Freddie Mac REMIC Trust 3582 SL, 0.697%, (-1.000*SOFR30A + 6.036%), 10/15/2039	514,164	0.5
933,118 (2)(5)	Freddie Mac REMIC Trust 3702 S, 9.646%, (-1.000*SOFR30A + 4.336%), 05/15/2036	29,451	0.0
355,974 (2)(5)	Freddie Mac REMIC Trust 3925 SD, 0.597%, (-1.000*SOFR30A + 5.936%), 07/15/2040	9,704	0.0
367,403 (5)	Freddie Mac REMIC Trust 4120 IK, 3.000%, 10/15/2032	30,556	0.0
378,736 (2)(5)	Freddie Mac REMIC Trust 4136 SW, 0.797%, (-1.000*SOFR30A + 6.136%), 11/15/2032	20,942	0.0
254,812 (5)	Freddie Mac REMIC Trust 4161 CI, 4.000%, 02/15/2043	36,389	0.0
3,624,457 (5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	582,769	0.5
500,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022- DNA1 M1B, 7.187%, (SOFR30A + 1.850%), 01/25/2042	500,727	0.4
300,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022- DNA2 M1B, 7.737%, (SOFR30A + 2.400%), 02/25/2042	304,094	0.3
500,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022- DNA2 M2, 9.087%, (SOFR30A + 3.750%), 02/25/2042	517,237	0.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
600,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022- HQA1 M2, 10.587%, (SOFR30A + 5.250%), 03/25/2042	$641,101	0.6
139,496 (2)	Ginnie Mae 2007-8 SP, 4.305%, (-1.000*TSFR1M + 21.677%), 03/20/2037	166,668	0.2
687,492 (2)(5)	Ginnie Mae 2010-68 MS, 0.378%, (-1.000*TSFR1M + 5.736%), 06/20/2040	61,521	0.1
437,996 (2)(5)	Ginnie Mae 2012-97 SC, 1.227%, (-1.000*TSFR1M + 6.586%), 07/16/2041	27,730	0.0
6,427,989 (2)(5)	Ginnie Mae 2014-133 BS, 0.128%, (-1.000*TSFR1M + 5.486%), 09/20/2044	527,785	0.5
87,038 (2)	GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 5.890%, (TSFR1M + 0.534%), 04/25/2036	74,150	0.1
10,153 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	9,440	0.0
8,359 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	7,635	0.0
456,468 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ3 B1A, 3.423%, 10/25/2050	385,434	0.3
178,988 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ1 A4, 2.500%, 05/28/2052	143,637	0.1
372,725 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ6 A24, 3.000%, 01/25/2053	311,744	0.3
544,397 (1)(2)	GS Mortgage-Backed Securities Trust 2023-PJ2 A16, 5.500%, 05/25/2053	539,347	0.5
4,022 (2)	GSR Mortgage Loan Trust 2005-AR6 1A4, 5.778%, 09/25/2035	3,974	0.0
325,645 (2)	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 5.680%, (TSFR1M + 0.534%), 04/25/2046	268,045	0.2
Principal Amount†	RA	Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
364,882 (1)(2)	J.P. Morgan Mortgage Trust 2022-6 A3, 3.000%, 11/25/2052	$312,907	0.3
870,181 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 A3A, 5.000%, 07/25/2053	847,316	0.7
386,643 (2)	JP Morgan Mortgage Trust 2005-A4 B1, 5.111%, 07/25/2035	356,023	0.3
25,215 (2)	JP Morgan Mortgage Trust 2007-A1 7A1, 4.917%, 07/25/2035	23,823	0.0
233,980 (1)(2)	JP Morgan Mortgage Trust 2017-3 B1, 3.759%, 08/25/2047	215,235	0.2
168,438 (1)(2)	JP Morgan Mortgage Trust 2019-8 A5, 3.500%, 03/25/2050	148,699	0.1
34,524 (1)(2)	JP Morgan Mortgage Trust 2019-INV3 A15, 3.500%, 05/25/2050	30,491	0.0
5,629 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.479%, 03/25/2050	5,458	0.0
116,616 (2)	Lehman XS Trust Series 2005-5N 1A2, 5.830%, (TSFR1M + 0.474%), 11/25/2035	112,226	0.1
29,515 (2)	MASTR Adjustable Rate Mortgages Trust 2006-2 1A1, 4.872%, 04/25/2036	27,847	0.0
200,000 (1)(2)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	187,486	0.2
148,842 (1)(2)	Morgan Stanley Residential Mortgage Loan Trust 2021-2 A9, 2.500%, 05/25/2051	119,445	0.1
1,195,454 (2)(5)	RALI Series Trust 2006-QO1 X2, 1.959%, 02/25/2046	61,080	0.1
4,697 (1)(2)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	4,309	0.0
2,852,857 (2)(5)	WaMu Mortgage Pass- Through Certificates 2005-AR11 X, 1.410%, 08/25/2045	2,807	0.0
20,308 (2)	WaMu Mortgage Pass-Through Certificates 2006-AR12 1A1, 4.490%, 10/25/2036	18,290	0.0
70,414 (2)	WaMu Mortgage Pass- Through Certificates 2006-AR8 1A4, 4.407%, 08/25/2046	62,449	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
153,260 (2)	WaMu Mortgage Pass- Through Certificates 2007-HY2 1A1, 3.918%, 12/25/2036	$135,758	0.1
35,629 (2)	Wells Fargo Alternative Loan Trust 2007-PA2 2A1, 5.900%, (TSFR1M + 0.544%), 06/25/2037	28,975	0.0
92,847 (1)(2)	WinWater Mortgage Loan Trust 2015-5 B4, 3.752%, 08/20/2045	83,931	0.1
		14,934,477	12.9
	Total Collateralized Mortgage Obligations
	(Cost $18,382,892)	14,935,882	12.9
MUTUAL FUNDS: 11.0%
	United States: 11.0%
461,732	Voya VACS Series EMCD Fund	3,938,570	3.4
328,383	Voya VACS Series EMHCD Fund	3,425,035	3.0
513,830	Voya VACS Series HYB Fund	5,292,452	4.6
		12,656,057	11.0
	Total Mutual Funds
	(Cost $12,950,942)	12,656,057	11.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.8%
	Federal Home Loan Mortgage Corporation: 0.4%(6)
288,110 (6)	3.500%, 01/01/2048	269,358	0.2
26,224 (6)	4.000%, 09/01/2045	25,278	0.0
26,869 (6)	4.000%, 09/01/2045	25,825	0.0
41,765 (6)	4.000%, 09/01/2045	40,337	0.0
54,002 (6)	4.000%, 09/01/2045	52,155	0.1
44,235 (6)	4.000%, 05/01/2046	42,722	0.1
2,213 (6)	5.000%, 12/01/2034	2,253	0.0
6,639 (6)	6.000%, 02/01/2034	6,933	0.0
1,054 (6)	6.500%, 08/01/2032	1,103	0.0
1,924 (6)	6.500%, 07/01/2034	2,008	0.0
4,910 (6)	6.500%, 07/01/2034	5,129	0.0
		473,101	0.4
	Federal National Mortgage Association: 0.1%(6)
33,595 (2)(6)	5.107%, (US0012M + 1.779%), 10/01/2036	34,630	0.1

	Government National Mortgage Association: 2.7%
1,730,347	2.500%, 05/20/2051	1,515,355	1.3
1,767,000 (7)	3.000%, 01/20/2054	1,600,097	1.4
14,101	5.000%, 04/15/2034	14,140	0.0
5,589	6.500%, 02/20/2035	5,734	0.0
		3,135,326	2.7
	Uniform Mortgage-Backed Securities: 6.6%
1,782,684	2.000%, 02/01/2052	1,462,740	1.3
17,635	2.500%, 06/01/2030	16,744	0.0
23,143	2.500%, 06/01/2030	21,956	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities: (continued)
9,637	2.500%, 07/01/2030	$9,143	0.0
1,873,000 (7)	2.500%, 02/15/2053	1,595,708	1.4
591,000 (7)	3.000%, 02/01/2054	523,428	0.5
468,000 (7)	3.500%, 02/01/2054	429,829	0.4
29,026	4.000%, 05/01/2045	28,003	0.0
533,239	4.000%, 04/01/2049	512,405	0.5
1,112,000 (7)	4.500%, 02/01/2054	1,078,683	0.9
1,502,105	5.000%, 10/01/2052	1,488,575	1.3
363,000 (7)	5.000%, 01/01/2054	359,172	0.3
796	5.500%, 09/01/2024	800	0.0
26,979	6.000%, 11/01/2034	28,190	0.0
45,977	6.000%, 04/01/2035	48,042	0.0
15,320	6.500%, 12/01/2029	15,716	0.0
7,134	6.500%, 01/01/2034	7,319	0.0
43	7.000%, 04/01/2033	44	0.0
6,587	7.500%, 09/01/2032	6,813	0.0
13,712	7.500%, 01/01/2033	14,115	0.0
		7,647,425	6.6
	Total U.S. Government Agency Obligations
	(Cost $11,505,544)	11,290,482	9.8
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.7%
	United States: 9.7%
5,638,595 (2)(5)	BANK 2017-BNK5 XA, 0.944%, 06/15/2060	136,709	0.1
900,000 (1)(2)	BANK 2017-BNK6 E, 2.631%, 07/15/2060	414,648	0.3
1,948,000 (1)(2)(5)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	84,777	0.1
947,819 (2)(5)	BANK 2019-BN16 XA, 0.940%, 02/15/2052	36,357	0.0
8,848,957 (2)(5)	BANK 2019-BN21 XA, 0.838%, 10/17/2052	330,677	0.3
8,020,000 (1)(2)(5)	BBCCRE Trust 2015- GTP XA, 0.597%, 08/10/2033	66,945	0.0
210,000 (1)	Benchmark Mortgage Trust 2019-B9 D, 3.000%, 03/15/2052	104,604	0.1
1,140,115 (2)(5)	Benchmark Mortgage Trust 2019-B9 XA, 1.016%, 03/15/2052	45,081	0.0
2,911,128 (2)(5)	Benchmark Mortgage Trust 2020-B18 XA, 1.780%, 07/15/2053	194,536	0.2
191,565 (1)(2)	BX 2021-MFM1 D, 6.976%, (TSFR1M + 1.614%), 01/15/2034	187,000	0.2
315,000 (1)(2)	BX Commercial Mortgage Trust 2021-21M E, 7.647%, (TSFR1M + 2.285%), 10/15/2036	302,166	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States: (continued)
625,000 (1)(2)	BX Trust 2021-ARIA C, 7.122%, (TSFR1M + 1.760%), 10/15/2036	$604,967	0.5
450,000 (1)(2)	BX Trust 2021- LBA EJV, 7.476%, (TSFR1M + 2.114%), 02/15/2036	431,095	0.4
275,000 (1)(2)	BX Trust 2021-LGCY D, 6.778%, (TSFR1M + 1.416%), 10/15/2036	263,798	0.2
503,581 (1)(2)	BX Trust 2021-SDMF D, 6.863%, (TSFR1M + 1.501%), 09/15/2034	484,256	0.4
1,510,483 (2)(5)	CD Mortgage Trust 2016-CD1 XA, 1.362%, 08/10/2049	36,163	0.0
625,000 (2)	Citigroup Commercial Mortgage Trust 2016-P4 C, 3.940%, 07/10/2049	533,853	0.5
2,488,532 (2)(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 0.982%, 10/12/2050	72,449	0.1
8,913,950 (2)(5)	COMM Mortgage Trust 2014-CR16 XA, 0.919%, 04/10/2047	10,822	0.0
3,551,309 (2)(5)	COMM Mortgage Trust 2016-CR28 XA, 0.665%, 02/10/2049	37,719	0.0
6,653,856 (1)(2)(5)	Commercial Mortgage Pass Through Certificates 2012-LTRT XA, 0.790%, 10/05/2030	37,773	0.0
500,000	CSAIL Commercial Mortgage Trust 2021-C20 A3, 2.805%, 03/15/2054	420,331	0.4
4,056,644 (2)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.879%, 11/25/2030	192,122	0.2
2,052,894 (2)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.323%, 07/25/2035	204,760	0.2
2,109,000 (5)	Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	117,355	0.1
163,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 BK61, 0.000%, 11/27/2049	124,011	0.1
Principal Amount†	RA	Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States: (continued)
238,000 (1)	GAM RE-REMIC Trust 2022-FRR3 BK71, 2.010%, 11/27/2050	$190,392	0.2
92,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 C728, 0.000%, 08/27/2050	85,761	0.1
95,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 CK47, 0.000%, 05/27/2048	84,012	0.1
113,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 CK61, 0.000%, 11/27/2049	81,786	0.1
92,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 D728, 0.000%, 08/27/2050	84,649	0.1
75,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 DK41, 0.000%, 10/27/2047	69,544	0.1
95,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 DK47, 0.000%, 05/27/2048	82,035	0.1
171,000 (1)	GAM RE-REMIC TRUST 2021-FRR2 BK78, 2.410%, 09/27/2051	129,558	0.1
130,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 C730, 0.000%, 09/27/2051	117,848	0.1
159,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 CK44, 0.000%, 09/27/2051	142,731	0.1
129,000 (1)	GAM RE-REMIC TRUST 2021-FRR2 CK49, 1.020%, 09/27/2051	114,150	0.1
109,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 CK78, 0.000%, 09/27/2051	68,205	0.1
130,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 D730, 0.000%, 09/27/2051	116,076	0.1
129,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 DK49, 0.000%, 09/27/2051	109,679	0.1
500,000 (1)(2)	Great Wolf Trust 2019-WOLF C, 7.309%, (TSFR1M + 1.747%), 12/15/2036	496,219	0.4
2,211,682 (2)(5)	GS Mortgage Securities Trust 2017- GS6 XA, 1.010%, 05/10/2050	59,818	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States: (continued)
410,000 (1)(2)	GS Mortgage Securities Trust 2019- GC40 DBD, 3.550%, 07/10/2052	$403,654	0.3
310,000 (1)(2)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	304,946	0.3
5,093,255 (2)(5)	GS Mortgage Securities Trust 2019-GC42 XA, 0.802%, 09/10/2052	168,147	0.1
858,963 (2)(5)	GS Mortgage Securities Trust 2020-GC47 XA, 1.127%, 05/12/2053	46,388	0.0
275,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2021-NYAH E, 7.316%, (TSFR1M + 1.954%), 06/15/2038	224,376	0.2
600,000 (1)(2)	KSL Commercial Mortgage Trust 2023-HT A, 7.640%, (TSFR1M + 2.290%), 12/15/2036	601,072	0.5
2,129,400 (1)(2)(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.824%, 03/10/2050	34,613	0.0
597,134 (1)(2)	Med Trust 2021-MDLN D, 7.476%, (TSFR1M + 2.114%), 11/15/2038	582,540	0.5
18,750,000 (1)(2)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 2014-C19 XB, 0.431%, 12/15/2047	68,378	0.1
1,699,274 (5)	Morgan Stanley Capital I Trust 2021- L5 XA, 1.290%, 05/15/2054	103,870	0.1
90,000 (1)	RFM Reremic Trust 2022-FRR1 AB55, 0.990%, 03/28/2049	75,153	0.1
80,000 (1)(2)	RFM Reremic Trust 2022-FRR1 AB60, 2.420%, 11/08/2049	67,775	0.0
110,000 (1)(2)	RFM Reremic Trust 2022-FRR1 AB64, 2.270%, 03/01/2050	92,539	0.1
30,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	24,261	0.0
30,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	22,755	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States: (continued)
750,000 (1)(2)	SMRT 2022-MINI B, 6.712%, (TSFR1M + 1.350%), 01/15/2039	$732,305	0.6
5,847,195 (2)(5)	UBS Commercial Mortgage Trust 2018-C9 XA, 0.913%, 03/15/2051	184,430	0.2
3,512,555 (2)(5)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 0.892%, 03/15/2047	195	0.0
		11,244,834	9.7
	Total Commercial Mortgage-Backed Securities
	(Cost $11,909,839)	11,244,834	9.7
ASSET-BACKED SECURITIES: 9.3%
	Cayman Islands: 9.0%
700,000 (1)(2)	AGL CLO 11 Ltd. 2021-11A AJ, 7.005%, (TSFR3M + 1.612%), 04/15/2034	692,074	0.6
600,000 (1)(2)	Allegro CLO IV Ltd. 2016-1A CR2, 7.655%, (TSFR3M + 2.262%), 01/15/2030	599,137	0.5
350,000 (1)(2)	Ares XXVIIIR CLO Ltd. 2018-28RA A2, 7.064%, (TSFR3M + 1.662%), 10/17/2030	347,181	0.3
500,000 (1)(2)	Barings Clo Ltd. 2019-4A C, 8.455%, (TSFR3M + 3.062%), 01/15/2033	501,864	0.4
412,500 (1)(2)	BlueMountain CLO Ltd. 2013-2A CR, 7.624%, (TSFR3M + 2.212%), 10/22/2030	407,121	0.4
250,000 (1)(2)	BlueMountain CLO XXVIII Ltd. 2021-28A C, 7.655%, (TSFR3M + 2.262%), 04/15/2034	245,599	0.2
250,000 (1)(2)	BlueMountain CLO XXXI Ltd. 2021-31A A2, 7.058%, (TSFR3M + 1.662%), 04/19/2034	250,108	0.2
500,000 (1)(2)	Carlyle Global Market Strategies CLO Ltd. 2016-1A A1R2, 6.817%, (TSFR3M + 1.402%), 04/20/2034	500,127	0.4
250,000 (1)(2)	Carlyle US Clo Ltd. 2017-2A AJR, 7.077%, (TSFR3M + 1.662%), 07/20/2031	249,169	0.2
250,000 (1)(2)	Cedar Funding VIII Clo Ltd. 2017-8A A2R, 7.114%, (TSFR3M + 1.712%), 10/17/2034	250,325	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Cayman Islands: (continued)
400,000 (1)(2)	CIFC Funding Ltd. 2013-1A BR, 8.055%, (TSFR3M + 2.662%), 07/16/2030	$399,682	0.4
500,000 (1)(2)	CIFC Funding Ltd. 2020-2A AR, 6.847%, (TSFR3M + 1.432%), 10/20/2034	500,602	0.4
500,000 (1)(2)	Galaxy XV CLO Ltd. 2013-15A CRR, 7.505%, (TSFR3M + 2.112%), 10/15/2030	493,431	0.4
400,000 (1)(2)	Galaxy XXI CLO Ltd. 2015-21A CR, 7.427%, (TSFR3M + 2.012%), 04/20/2031	394,170	0.4
250,000 (1)(2)	Madison Park Funding XXVII Ltd. 2018-27A B, 7.477%, (TSFR3M + 2.062%), 04/20/2030	247,923	0.2
400,000 (1)(2)	Madison Park Funding XXXI Ltd. 2018-31A C, 7.824%, (TSFR3M + 2.412%), 01/23/2031	401,497	0.4
250,000 (1)(2)	Marble Point CLO XIV Ltd. 2018-2A A1R, 6.957%, (TSFR3M + 1.542%), 01/20/2032	250,177	0.2
500,000 (1)(2)	OCP CLO Ltd. 2014-5A BR, 7.441%, (TSFR3M + 2.062%), 04/26/2031	487,724	0.4
550,000 (1)(2)	Octagon Investment Partners 31 Ltd. 2017-1A CR, 7.727%, (TSFR3M + 2.312%), 07/20/2030	549,804	0.5
350,000 (1)(2)	Octagon Investment Partners 32 Ltd. 2017-1A A2R, 6.855%, (TSFR3M + 1.462%), 07/15/2029	347,445	0.3
250,000 (1)(2)	OHA Credit Funding 8 Ltd. 2021-8A C, 7.557%, (TSFR3M + 2.162%), 01/18/2034	249,145	0.2
500,000 (1)(2)	Palmer Square CLO Ltd. 2023-1A C, 8.666%, (TSFR3M + 3.250%), 01/20/2036	505,847	0.4
440,000 (1)(2)	Shackleton CLO Ltd. 2019-15A CR, 7.805%, (TSFR3M + 2.412%), 01/15/2032	430,420	0.4
500,000 (1)(2)	Sound Point CLO IX Ltd. 2015-2A ARRR, 6.887%, (TSFR3M + 1.472%), 07/20/2032	496,634	0.4
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Cayman Islands: (continued)
400,000 (1)(2)	Sound Point Clo XV Ltd. 2017-1A CR, 7.724%, (TSFR3M + 2.312%), 01/23/2029	$401,548	0.4
250,000 (1)(2)	THL Credit Wind River CLO Ltd. 2013- 2A CR, 7.657%, (TSFR3M + 2.262%), 10/18/2030	245,017	0.2
		10,443,771	9.0
	United States: 0.3%
207,975 (2)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.573%, 03/25/2036	100,724	0.1
250,000 (1)(2)	Invesco US CLO Ltd. 2023-1A C, 9.062%, (TSFR3M + 3.650%), 04/22/2035	251,720	0.2
		352,444	0.3

	Total Asset-Backed Securities
	(Cost $10,854,256)	10,796,215	9.3
U.S. TREASURY OBLIGATIONS: 5.0%
	United States Treasury Bonds: 2.4%
25,200	3.250%, 05/15/2042	22,121	0.0
882,700	4.125%, 08/15/2053	892,492	0.8
572,800	4.375%, 08/15/2043	584,883	0.5
1,196,200 (3)	4.750%, 11/15/2043	1,283,485	1.1
		2,782,981	2.4
	United States Treasury Notes: 2.6%
64,400	2.750%, 08/15/2032	58,995	0.1
981,400	3.750%, 12/31/2028	977,030	0.8
492,100	4.250%, 12/15/2026	496,982	0.4
209,100	4.375%, 11/30/2028	214,001	0.2
1,000	4.375%, 11/30/2030	1,028	0.0
931,900	4.500%, 11/15/2033	978,641	0.9
246,000	4.875%, 11/30/2025	248,566	0.2
		2,975,243	2.6
	Total U.S. Treasury Obligations
	(Cost $5,488,124)	5,758,224	5.0
COMMON STOCK: 0.0%
	United States: 0.0%
2,149 (3)(4)	American Media	—	—
18 (9)	Ingevity Corp.	850	0.0
120	Westrock Co.	4,983	0.0
		5,833	0.0
	Total Common Stock
	(Cost $69,392)	5,833	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
RIGHTS: 0.0%
	United States: 0.0%
4,988 (4)(10)	Resolute Forest Products, Inc. - CVR	$7,083	0.0
	Total Rights
	(Cost $–)	7,083	0.0
PURCHASED OPTIONS(11) : 0.0%
	Total Purchased Options
	(Cost $108,378)	48,396	0.0
	Total Long-Term Investments
	(Cost $116,273,335)	110,525,032	95.6

SHORT-TERM INVESTMENTS: 8.5%
	Repurchase Agreements: 1.8%
106,787 (12)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $106,849, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $108,923, due 01/18/24-08/15/36)	106,787	0.1
1,000,000 (12)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,000,585, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-7.000%, Market Value plus accrued interest $1,020,000, due 12/01/29-12/01/53)	1,000,000	0.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (12)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Agency Obligations, 2.500%-7.000%, Market Value plus accrued interest $1,020,000, due 07/01/37-01/01/54)	$1,000,000	0.9
	Total Repurchase Agreements
	(Cost $2,106,787)	2,106,787	1.8
	Commercial Paper: 5.9%
500,000	American Electric Power Co., Inc., 6.010%, 02/12/2024	496,488	0.4
500,000	American Electric Power Co., Inc., 6.170%, 01/22/2024	498,148	0.5
500,000	Cigna Group, 6.150%, 01/23/2024	498,068	0.4
2,000,000	CVS Caremark, 10.950%, 01/02/2024	1,998,801	1.7
1,300,000	Duke Energy Co., 9.180%, 01/03/2024	1,299,020	1.1
500,000	Exelon Corp., 6.920%, 01/08/2024	499,243	0.5
1,000,000	Keurig Dr. Pepper, Inc., 8.620%, 01/04/2024	999,095	0.9
500,000	VW Credit, Inc., 5.980%, 02/21/2024	495,776	0.4
	Total Commercial Paper
	(Cost $6,787,454)	6,784,639	5.9

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.8%
908,000 (13)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $908,000)	$908,000	0.8

	Total Short-Term Investments
	(Cost $9,802,241)	$9,799,426	8.5
	Total Investments in Securities
	(Cost $126,075,576)	$120,324,458	104.1
	Liabilities in Excess of Other Assets	(4,815,774)	(4.1)
	Net Assets	$115,508,684	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.

(3)	Security, or a portion of the security, is on loan.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(7)	Represents or includes a TBA transaction.

(8)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(9)	Non-income producing security.

(10)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $7,083 or —% of net assets. Please refer to the table below for additional details.

(11)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(12)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(13)	Rate shown is the 7-day yield as of December 31, 2023.

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	China Yuan
CZK	Czech Koruna
EUR	EU Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
THB	Thai Baht
ZAR	South African Rand

Reference Rate Abbreviations:

SOFR30A	30-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate
US0012M	12-month LIBOR

Percentage
Sector Diversification	of Net Assets
Sovereign Bonds	18.1%
Collateralized Mortgage Obligations	12.9
Mutual Funds	11.0
U.S. Government Agency Obligations	9.8
Commercial Mortgage-Backed Securities	9.7
Asset-Backed Securities	9.4
Financial	7.0
U.S. Treasury Obligations	5.0
Consumer, Non-cyclical	2.9
Utilities	2.9
Energy	1.9
Industrial	1.6
Communications	1.1
Consumer, Cyclical	1.1
Technology	1.1
Basic Materials	0.2
Purchased Options	0.0
Rights	0.0
Materials	0.0
Short-Term Investments	8.5
Liabilities in Excess of Other Assets	(4.1)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
United States	$5,833	$—	$—	$5,833
Total Common Stock	5,833	—	—	5,833
Corporate Bonds/Notes	—	23,134,620	—	23,134,620
Sovereign Bonds	—	20,647,406	—	20,647,406
Collateralized Mortgage Obligations	—	14,934,477	1,405	14,935,882
Mutual Funds	12,656,057	—	—	12,656,057
U.S. Government Agency Obligations	—	11,290,482	—	11,290,482
Commercial Mortgage-Backed Securities	—	11,244,834	—	11,244,834
Asset-Backed Securities	—	10,796,215	—	10,796,215
U.S. Treasury Obligations	—	5,758,224	—	5,758,224
Purchased Options	6,000	42,396	—	48,396
Rights	—	—	7,083	7,083
Short-Term Investments	908,000	8,891,426	—	9,799,426
Total Investments, at fair value	$13,575,890	$106,740,080	$8,488	$120,324,458
Other Financial Instruments+
Centrally Cleared Interest Rate Swaps	—	629,336	—	629,336
Forward Foreign Currency Contracts	—	1,546,645	—	1,546,645
Forward Premium Swaptions	—	3,987	—	3,987
Futures	975,803	—	—	975,803
Total Assets	$14,551,693	$108,920,048	$8,488	$123,480,229
Liabilities Table
Other Financial Instruments+
Centrally Cleared Interest Rate Swaps	$—	$(1,345,555)	$—	$(1,345,555)
Forward Foreign Currency Contracts	—	(524,537)	—	(524,537)
Forward Premium Swaptions	—	(2,257)	—	(2,257)
Futures	(291,889)	—	—	(291,889)
Written Options	(1,200)	(129,567)	—	(130,767)
Total Liabilities	$(293,089)	$(2,001,916)	$—	$(2,295,005)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Hard Currency Debt Fund - Class P	$3,049,289	$14,752	$(3,933,161)	$869,120	$—	$23,758	$(862,815)	$—
Voya High Yield Bond Fund - Class P	4,695,049	26,758	(5,488,049)	766,242	—	50,131	(716,976)	—
Voya VACS Series EMCD Fund	3,578,481	214,002	—	146,087	3,938,570	214,010	—	—
Voya VACS Series EMHCD Fund	—	3,284,673	—	140,362	3,425,035	179,825	—	25,504

See Accompanying Notes to Financial Statements

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya VACS Series HYB Fund	$—	$5,139,209	$—	$153,243	$5,292,452	$344,767	$—	$—
	$11,322,819	$8,679,394	$(9,421,210)	$2,075,054	$12,656,057	$812,491	$(1,579,791)	$25,504

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, Voya Global Bond Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Resolute Forest Products, Inc. - CVR	3/1/2023	$—	$7,083
		$—	$7,083

At December 31, 2023, the following forward foreign currency contracts were outstanding for Voya Global Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	733,488	MXN	12,651,808	Bank of America N.A.	01/19/24	$(9,286)
NOK	7,241,403	USD	688,212	Bank of America N.A.	02/02/24	25,122
GBP	494,132	USD	624,889	Bank of America N.A.	02/02/24	5,071
JPY	36,392,299	USD	254,849	Bank of America N.A.	02/02/24	4,550
GBP	315,005	USD	398,326	Bank of America N.A.	02/02/24	3,268
AUD	528,843	USD	357,987	Bank of America N.A.	02/02/24	2,786
USD	786,298	GBP	619,310	Bank of America N.A.	02/02/24	(3,249)
USD	595,018	NZD	946,856	Bank of America N.A.	02/02/24	(3,615)
USD	278,724	NOK	2,874,410	Bank of America N.A.	02/02/24	(4,428)
USD	1,231,811	GBP	970,199	Bank of America N.A.	02/02/24	(5,078)
USD	679,648	CAD	911,454	Bank of America N.A.	02/02/24	(8,526)
USD	668,287	GBP	531,725	Bank of America N.A.	02/02/24	(9,599)
USD	325,390	NOK	3,402,778	Bank of America N.A.	02/02/24	(9,810)
USD	595,763	JPY	85,137,233	Bank of America N.A.	02/02/24	(11,083)
USD	988,569	CNY	7,161,195	Barclays Bank PLC	01/12/24	(21,620)
USD	1,269,835	MYR	5,925,177	Barclays Bank PLC	01/19/24	(22,747)
EUR	256,167	USD	277,157	Barclays Bank PLC	02/02/24	6,014
GBP	182,128	USD	230,825	Barclays Bank PLC	02/02/24	1,366
GBP	111,056	USD	140,698	Barclays Bank PLC	02/02/24	885
GBP	238,589	USD	303,789	Barclays Bank PLC	02/02/24	384
USD	208,870	CAD	277,448	Barclays Bank PLC	02/02/24	(611)
USD	87,959	EUR	80,505	Barclays Bank PLC	02/02/24	(1,033)
NZD	637,965	USD	404,719	Barclays Bank PLC	02/02/24	(1,377)
USD	459,099	CAD	613,242	Barclays Bank PLC	02/02/24	(3,916)
CAD	3,689,217	USD	2,714,114	BNP Paribas	02/02/24	71,352
CHF	768,512	USD	881,963	BNP Paribas	02/02/24	34,922
CHF	741,496	USD	851,535	BNP Paribas	02/02/24	33,118
CHF	346,530	USD	396,909	BNP Paribas	02/02/24	16,523
NOK	6,631,109	USD	638,483	BNP Paribas	02/02/24	14,733
NZD	1,153,831	USD	716,358	BNP Paribas	02/02/24	13,131
JPY	261,661,607	USD	1,855,660	BNP Paribas	02/02/24	9,426
AUD	315,093	USD	207,033	BNP Paribas	02/02/24	7,921
CAD	667,103	USD	497,948	BNP Paribas	02/02/24	5,735
JPY	95,844,406	USD	678,736	BNP Paribas	02/02/24	4,429
AUD	375,991	USD	252,834	BNP Paribas	02/02/24	3,665
NZD	352,048	USD	220,765	BNP Paribas	02/02/24	1,811
AUD	561,288	USD	381,322	BNP Paribas	02/02/24	1,585
GBP	1,365,015	USD	1,741,536	BNP Paribas	02/02/24	(1,303)
USD	92,028	NOK	947,890	BNP Paribas	02/02/24	(1,347)
USD	415,831	EUR	377,568	BNP Paribas	02/02/24	(1,539)
USD	990,686	CHF	832,712	BNP Paribas	02/02/24	(2,794)
USD	186,730	AUD	278,446	BNP Paribas	02/02/24	(3,224)
SEK	2,666,700	USD	268,767	BNP Paribas	02/02/24	(4,016)
USD	636,807	JPY	90,084,718	BNP Paribas	02/02/24	(5,304)
USD	353,623	SEK	3,689,800	BNP Paribas	02/02/24	(12,702)

See Accompanying Notes to Financial Statements

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	803,968	AUD	1,198,911	BNP Paribas	02/02/24	$(13,921)
USD	959,295	JPY	138,572,474	BNP Paribas	02/02/24	(28,430)
SGD	343,577	USD	257,328	Brown Brothers Harriman & Co.	01/19/24	3,233
PLN	171,616	USD	42,963	Brown Brothers Harriman & Co.	01/19/24	642
HUF	29,109,883	USD	83,071	Brown Brothers Harriman & Co.	01/19/24	623
USD	3,098	CZK	69,078	Brown Brothers Harriman & Co.	01/19/24	11
DKK	1,526,805	USD	221,459	Brown Brothers Harriman & Co.	02/02/24	5,030
USD	131,226	EUR	119,999	Brown Brothers Harriman & Co.	02/02/24	(1,423)
COP	451,325,458	USD	112,641	Citibank N.A.	01/19/24	3,380
USD	536,095	BRL	2,639,980	Citibank N.A.	01/19/24	(6,844)
AUD	627,209	USD	412,709	Citibank N.A.	02/02/24	15,169
CHF	339,814	USD	390,320	Citibank N.A.	02/02/24	15,100
CHF	101,077	USD	117,871	Citibank N.A.	02/02/24	2,721
CAD	807,509	USD	611,659	Citibank N.A.	02/02/24	(1,966)
USD	312,034	NZD	508,614	Citibank N.A.	02/02/24	(9,529)
USD	158,825	THB	5,542,988	Deutsche Bank AG	01/19/24	(3,838)
CHF	435,267	USD	507,457	Goldman Sachs International	02/02/24	11,845
EUR	499,220	USD	540,053	Goldman Sachs International	02/02/24	11,793
CHF	404,879	USD	472,154	Goldman Sachs International	02/02/24	10,894
CAD	513,665	USD	377,970	Goldman Sachs International	02/02/24	9,862
JPY	63,069,016	USD	441,435	Goldman Sachs International	02/02/24	8,112
AUD	603,535	USD	405,489	Goldman Sachs International	02/02/24	6,238
SEK	3,032,143	USD	295,410	Goldman Sachs International	02/02/24	5,622
NZD	505,385	USD	314,138	Goldman Sachs International	02/02/24	5,382
CAD	216,642	USD	159,570	Goldman Sachs International	02/02/24	4,001
USD	922,885	CAD	1,217,160	Goldman Sachs International	02/02/24	3,894
USD	83,851	SEK	851,198	Goldman Sachs International	02/02/24	(657)
USD	564,834	JPY	79,464,744	Goldman Sachs International	02/02/24	(1,579)
USD	546,864	NZD	870,127	Goldman Sachs International	02/02/24	(3,259)
USD	307,040	JPY	43,577,235	Goldman Sachs International	02/02/24	(3,572)
USD	951,121	EUR	863,733	Goldman Sachs International	02/02/24	(3,663)
USD	412,355	SEK	4,210,230	Goldman Sachs International	02/02/24	(5,638)
USD	493,326	NOK	5,065,372	Goldman Sachs International	02/02/24	(5,653)
USD	381,037	AUD	567,799	Goldman Sachs International	02/02/24	(6,311)
USD	395,668	AUD	589,733	Goldman Sachs International	02/02/24	(6,644)
USD	799,803	GBP	639,214	Goldman Sachs International	02/02/24	(15,119)
USD	1,311,296	CHF	1,130,665	Goldman Sachs International	02/02/24	(37,661)
IDR	318,581,556	USD	20,570	HSBC Bank USA N.A.	01/19/24	123
CLP	50,202,943	USD	57,097	JPMorgan Chase Bank N.A.	01/19/24	(183)
USD	490,497	JPY	70,779,702	Mizuho Securities (USA) Inc.	02/02/24	(14,010)
USD	22,384	JPY	3,168,000	Morgan Stanley Capital Services LLC	01/05/24	(84)
ILS	446,061	USD	120,058	Morgan Stanley Capital Services LLC	01/19/24	3,189
CHF	332,155	USD	388,629	Morgan Stanley Capital Services LLC	02/02/24	7,654
NZD	1,178,552	USD	738,937	Morgan Stanley Capital Services LLC	02/02/24	6,182
AUD	1,038,441	USD	703,145	Morgan Stanley Capital Services LLC	02/02/24	5,273
SEK	1,397,641	USD	134,046	Morgan Stanley Capital Services LLC	02/02/24	4,713
EUR	382,174	USD	419,566	Morgan Stanley Capital Services LLC	02/02/24	2,896
USD	124,504	NOK	1,259,090	Morgan Stanley Capital Services LLC	02/02/24	474
CAD	214,676	USD	162,424	Morgan Stanley Capital Services LLC	02/02/24	(337)
USD	413,807	NZD	674,934	Morgan Stanley Capital Services LLC	02/02/24	(12,908)
USD	947,906	JPY	135,395,408	Morgan Stanley Capital Services LLC	02/02/24	(17,172)
EUR	20,948,284	USD	22,639,309	Standard Chartered Bank	02/02/24	517,272
AUD	2,448,977	USD	1,609,256	Standard Chartered Bank	02/02/24	61,419
AUD	234,402	USD	153,930	Standard Chartered Bank	02/02/24	5,977
CHF	140,627	USD	164,737	Standard Chartered Bank	02/02/24	3,040
NZD	280,377	USD	174,229	Standard Chartered Bank	02/02/24	3,035
EUR	121,241	USD	133,113	Standard Chartered Bank	02/02/24	908
JPY	27,529,516	USD	195,563	Standard Chartered Bank	02/02/24	664
GBP	67,268	USD	85,818	Standard Chartered Bank	02/02/24	(58)
USD	94,724	GBP	74,404	Standard Chartered Bank	02/02/24	(132)
USD	219,523	AUD	322,644	Standard Chartered Bank	02/02/24	(583)
USD	105,179	EUR	96,385	Standard Chartered Bank	02/02/24	(1,367)

See Accompanying Notes to Financial Statements

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	258,642	AUD	381,747	Standard Chartered Bank	02/02/24	$(1,784)
USD	94,506	CHF	80,979	Standard Chartered Bank	02/02/24	(2,108)
USD	299,979	AUD	442,969	Standard Chartered Bank	02/02/24	(2,212)
USD	83,029	CHF	71,777	Standard Chartered Bank	02/02/24	(2,606)
USD	141,232	CHF	122,324	Standard Chartered Bank	02/02/24	(4,709)
USD	202,476	NOK	2,219,695	Standard Chartered Bank	02/02/24	(16,182)
USD	1,011,257	NZD	1,649,567	Standard Chartered Bank	02/02/24	(31,653)
USD	970,184	ZAR	18,404,790	State Street Bank and Trust Co.	01/19/24	(34,384)
JPY	1,880,106,498	USD	13,020,228	State Street Bank and Trust Co.	02/02/24	380,898
GBP	3,865,005	USD	4,858,131	State Street Bank and Trust Co.	02/02/24	69,294
SEK	7,479,984	USD	716,812	State Street Bank and Trust Co.	02/02/24	25,803
NZD	832,613	USD	509,344	State Street Bank and Trust Co.	02/02/24	17,062
CAD	401,049	USD	295,337	State Street Bank and Trust Co.	02/02/24	7,466
JPY	75,826,976	USD	536,315	State Street Bank and Trust Co.	02/02/24	4,169
CAD	522,208	USD	390,138	State Street Bank and Trust Co.	02/02/24	4,145
NZD	871,432	USD	547,159	State Street Bank and Trust Co.	02/02/24	3,789
NZD	602,263	USD	378,553	State Street Bank and Trust Co.	02/02/24	2,217
CAD	270,945	USD	202,391	State Street Bank and Trust Co.	02/02/24	2,180
USD	608,369	NZD	958,868	State Street Bank and Trust Co.	02/02/24	2,141
USD	523,874	CAD	691,794	State Street Bank and Trust Co.	02/02/24	1,550
USD	394,980	AUD	577,504	State Street Bank and Trust Co.	02/02/24	1,010
USD	139,285	GBP	108,849	State Street Bank and Trust Co.	02/02/24	515
USD	1	JPY	100	State Street Bank and Trust Co.	02/02/24	—
EUR	268,755	USD	297,659	State Street Bank and Trust Co.	02/02/24	(573)
USD	164,868	CAD	219,419	State Street Bank and Trust Co.	02/02/24	(800)
USD	265,689	JPY	37,402,322	State Street Bank and Trust Co.	02/02/24	(909)
USD	129,355	JPY	18,286,696	State Street Bank and Trust Co.	02/02/24	(990)
NZD	912,694	USD	578,369	State Street Bank and Trust Co.	02/02/24	(1,334)
USD	1,182,799	CHF	992,526	State Street Bank and Trust Co.	02/02/24	(1,349)
USD	338,197	NOK	3,447,391	State Street Bank and Trust Co.	02/02/24	(1,398)
AUD	743,889	USD	508,976	State Street Bank and Trust Co.	02/02/24	(1,500)
GBP	816,921	USD	1,043,140	State Street Bank and Trust Co.	02/02/24	(1,663)
USD	177,329	JPY	25,160,468	State Street Bank and Trust Co.	02/02/24	(2,011)
USD	518,602	CAD	689,746	State Street Bank and Trust Co.	02/02/24	(2,176)
USD	747,710	AUD	1,101,555	State Street Bank and Trust Co.	02/02/24	(3,763)
USD	367,688	GBP	292,516	State Street Bank and Trust Co.	02/02/24	(5,235)
USD	306,622	JPY	44,155,328	State Street Bank and Trust Co.	02/02/24	(8,111)
USD	518,679	EUR	479,858	State Street Bank and Trust Co.	02/02/24	(11,764)
USD	995,145	CHF	859,174	State Street Bank and Trust Co.	02/02/24	(29,905)
EUR	181,292	USD	199,495	The Bank of Montreal	02/02/24	908
CAD	150,034	USD	112,587	The Bank of Montreal	02/02/24	693
NOK	6,308,937	USD	626,062	The Bank of Montreal	02/02/24	(4,582)
KRW	1,770,337,965	USD	1,363,968	UBS AG	01/19/24	7,816
RON	360,146	USD	79,087	UBS AG	01/19/24	821
HKD	379,429	USD	48,700	UBS AG	01/19/24	(88)
						$1,022,108

At December 31, 2023, the following futures contracts were outstanding for Voya Global Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia 3-Year Bond	16	03/15/24	$1,165,065	$11,152
Australia 10-Year Bond	4	03/15/24	318,007	9,362
Canada 10-Year Bond	18	03/19/24	1,686,910	70,828
Euro-Bobl 5-Year	54	03/07/24	7,110,660	75,690
Euro-Bund	2	03/07/24	302,967	5,581
Euro-Buxl 30-year German Government Bond	8	03/07/24	1,251,612	54,845
Euro-OAT	41	03/07/24	5,952,387	120,559
Euro-Schatz	52	03/07/24	6,116,246	21,509
Japan 10-Year Bond (TSE)	1	03/13/24	1,040,496	13,247

See Accompanying Notes to Financial Statements

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Japanese Government Bonds 10-Year Mini	28	03/12/24	$2,909,816	$31,941
Long Gilt	17	03/26/24	2,224,325	115,030
Long-Term Euro-BTP	12	03/07/24	1,578,424	37,738
U.S. Treasury 5-Year Note	27	03/28/24	2,936,883	24,737
U.S. Treasury Long Bond	32	03/19/24	3,998,000	286,752
U.S. Treasury Ultra Long Bond	13	03/19/24	1,736,719	96,832
			$40,328,517	$975,803
Short Contracts:
U.S. Treasury 10-Year Note	(8)	03/19/24	(903,125)	(13,330)
U.S. Treasury Ultra 10-Year Note	(51)	03/19/24	(6,018,797)	(278,559)
			$(6,921,922)	$(291,889)

At December 31, 2023, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Sterling Overnight Index Average (SONIA)	Annual	1.649%	Annual	04/14/52	GBP	800,000	$(317,213)	$(317,213)
Pay	1-day Sterling Overnight Index Average (SONIA)	Annual	4.760	Annual	05/25/25	GBP	900,000	5,268	5,268
Pay	1-day Overnight Tokyo Average Rate	Annual	0.410	Annual	06/20/29	JPY	50,000,000	(1,901)	(1,901)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.978	Annual	06/28/52	JPY	57,000,000	(44,014)	(44,014)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.574	Annual	06/10/37	JPY	90,000,000	(37,989)	(37,989)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.826	Annual	05/20/47	JPY	250,000,000	(203,265)	(203,265)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.664	Annual	07/15/37	JPY	330,000,000	(114,751)	(114,751)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.150	Annual	06/20/24	JPY	1,500,000,000	7,095	7,095
Pay	28-day MXN TIIE-BANXICO	Monthly	8.440	Monthly	07/20/28	MXN	25,690,000	(10,189)	(10,189)
Pay	1-day Secured Overnight Financing Rate	Monthly	3.058	Monthly	05/08/29	USD	900,000	(18,128)	(17,917)
Pay	1-day Secured Overnight Financing Rate	Annual	4.537	Annual	06/20/25	USD	1,791,000	9,403	9,403
Pay	1-day Secured Overnight Financing Rate	Monthly	3.105	Monthly	08/08/32	USD	1,870,000	(44,918)	(52,578)
Pay	1-day Secured Overnight Financing Rate	Annual	4.903	Annual	02/21/25	USD	2,691,200	9,652	9,652
Pay	1-day Secured Overnight Financing Rate	Annual	4.450	Annual	06/20/25	USD	4,963,900	21,936	21,936
Receive	1-day Sterling Overnight Index Average (SONIA)	Annual	3.674	Annual	09/30/52	GBP	70,000	(4,906)	(4,906)
Receive	1-day Overnight Tokyo Average Rate	Annual	0.025	Annual	06/10/24	JPY	260,000,000	(150)	(150)
Receive	28-day MXN TIIE-BANXICO	Monthly	8.960	Monthly	11/03/33	MXN	10,602,000	(21,374)	(21,374)
Receive	28-day MXN TIIE-BANXICO	Monthly	8.850	Monthly	11/18/33	MXN	10,602,000	(16,796)	(16,796)
Receive	28-day MXN TIIE-BANXICO	Monthly	8.470	Monthly	12/05/33	MXN	11,915,000	(906)	(906)
Receive	1-day Secured Overnight Financing Rate	Annual	4.806	Annual	02/20/25	USD	589,000	(1,532)	(1,532)
Receive	1-day Secured Overnight Financing Rate	Annual	4.876	Annual	02/20/25	USD	799,000	(2,618)	(2,618)
Receive	1-day Secured Overnight Financing Rate	Annual	4.807	Annual	06/20/25	USD	799,000	(6,245)	(6,245)
Receive	1-day Secured Overnight Financing Rate	Annual	4.778	Annual	06/20/25	USD	925,000	(6,975)	(6,975)
Receive	1-day Secured Overnight Financing Rate	Annual	4.976	Annual	02/20/25	USD	950,000	(4,032)	(4,032)
Receive	1-day Secured Overnight Financing Rate	Annual	5.062	Annual	02/20/25	USD	1,018,000	(5,164)	(5,164)
Receive	1-day Secured Overnight Financing Rate	Annual	4.884	Annual	02/20/25	USD	1,076,000	(3,613)	(3,613)
Receive	1-day Secured Overnight Financing Rate	Annual	4.073	Annual	02/20/25	USD	1,093,000	4,878	4,878
Receive	1-day Secured Overnight Financing Rate	Annual	4.986	Annual	02/20/25	USD	1,150,000	(4,992)	(4,992)
Receive	1-day Secured Overnight Financing Rate	Annual	4.880	Annual	06/20/25	USD	1,262,000	(10,735)	(10,735)
Receive	1-day Secured Overnight Financing Rate	Annual	4.746	Annual	06/20/25	USD	1,346,000	(9,733)	(9,733)
Receive	1-day Secured Overnight Financing Rate	Annual	3.559	Annual	02/20/25	USD	1,724,000	16,233	16,233
Receive	1-day Secured Overnight Financing Rate	Annual	4.757	Annual	02/20/25	USD	1,850,000	(3,937)	(3,937)
Receive	1-day Secured Overnight Financing Rate	Annual	1.551	Annual	01/24/29	USD	2,000,000	182,738	182,738
Receive	1-day Secured Overnight Financing Rate	Annual	3.464	Annual	09/26/32	USD	2,000,000	2,570	2,570
Receive	1-day Secured Overnight Financing Rate	Annual	3.482	Annual	06/09/33	USD	2,000,000	292	292
Receive	1-day Secured Overnight Financing Rate	Annual	4.669	Annual	06/20/25	USD	2,103,000	(13,664)	(13,664)
Receive	1-day Secured Overnight Financing Rate	Monthly	3.477	Monthly	05/03/27	USD	2,250,000	11,440	11,393
Receive	1-day Secured Overnight Financing Rate	Monthly	3.046	Monthly	05/08/30	USD	2,300,000	52,216	52,020
Receive	1-day Secured Overnight Financing Rate	Annual	2.962	Annual	06/14/27	USD	3,000,000	69,803	69,803
Receive	1-day Secured Overnight Financing Rate	Annual	4.433	Annual	11/03/43	USD	3,200,000	(428,366)	(428,366)
Receive	1-day Secured Overnight Financing Rate	Monthly	3.114	Monthly	03/08/28	USD	3,600,000	59,516	60,205
Receive	1-day Secured Overnight Financing Rate	Monthly	4.068	Monthly	05/03/25	USD	3,750,000	17,014	16,955
Receive	1-day Secured Overnight Financing Rate	Annual	2.140	Annual	03/24/24	USD	5,000,000	39,224	39,224
Receive	1-day Secured Overnight Financing Rate	Annual	1.567	Annual	02/17/24	USD	8,000,000	44,312	44,312
Receive	1-day Secured Overnight Financing Rate	Monthly	3.678	Monthly	05/03/26	USD	17,000,000	75,559	75,359
								$(708,957)	$(716,219)

See Accompanying Notes to Financial Statements

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

At December 31, 2023, the following purchased exchange-traded options were outstanding for Voya Global Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount		Cost	Fair Value
3-month SOFRRATE	Put	01/12/24	94.88 USD	192	USD	45,832,800	$14,836	$6,000
							$14,836	$6,000

At December 31, 2023, the following exchange-traded written options were outstanding for Voya Global Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount		Premiums Received	Fair Value
3-month SOFRRATE	Put	01/12/24	94.75 USD	192	USD	45,832,800	$3,164	$(1,200)
							$3,164	$(1,200)

At December 31, 2023, the following OTC purchased foreign currency options were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount		Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD	747,500	$37,076	$2,443
Call USD vs. Put EUR	BNP Paribas	06/13/24	1.040	USD	96,000	11,997	7,472
Call USD vs. Put JPY	Bank of America N.A.	09/09/32	140.000	USD	877,800	15,625	12,684
Call USD vs. Put JPY	BNP Paribas	09/09/32	140.000	USD	877,800	16,748	12,685
Call USD vs. Put JPY	Goldman Sachs International	11/26/25	165.000	USD	192,000	12,096	7,112
						$93,542	$42,396

At December 31, 2023, the following OTC written foreign currency options were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount		Premiums Received	Fair Value
Call USD vs. Put JPY	Bank of America N.A.	09/09/27	140.000	USD	877,800	$24,859	$(16,281)
Call USD vs. Put JPY	BNP Paribas	09/09/27	140.000	USD	877,800	24,052	(16,282)
						$48,911	$(32,563)

At December 31, 2023, the following OTC written interest rate swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 1-Year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Pay	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD	8,410,000	$36,604	$(32)
Put on 1-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Receive	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD	8,410,000	36,605	(96,972)
								$73,209	$(97,004)

At December 31, 2023, the following OTC purchased forward premium swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	17.500%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD	1,307,000	$(898,092)	$3,987
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	18.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD	3,070,500	(293,300)	(2,257)
								$(1,191,392)	$1,730

(1)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.

(2)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.

(3)	Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(4)	Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations:			Currency Abbreviations:

AUD	—	Australian Dollar	CAD	—	Canadian Dollar
BRL	—	Brazilian Real	CHF	—	Swiss Franc
			CLP	—	Chilean Peso

See Accompanying Notes to Financial Statements

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Currency Abbreviations:			Currency Abbreviations:

CNY	—	Chinese Yuan	MXN	—	Mexican Peso
COP	—	Colombian Peso	MYR	—	Malaysian Ringgit
CZK	—	Czech Koruna	NOK	—	Norwegian Krone
DKK	—	Danish Krone	NZD	—	New Zealand Dollar
EUR	—	EU Euro	PLN	—	Polish Zloty
GBP	—	British Pound	RON	—	Romanian New Leu
HKD	—	Hong Kong Sar Dollar	SEK	—	Swedish Krona
HUF	—	Hungarian Forint	SGD	—	Singapore Dollar
IDR	—	Indonesian Rupiah	THB	—	Thai Baht
ILS	—	Israeli New Shekel	USD	—	United States Dollar
JPY	—	Japanese Yen	ZAR	—	South African Rand
KRW	—	South Korean Won

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$42,396
Interest rate contracts	Investments in securities at value*	6,000
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,546,645
Interest rate contracts	Unrealized appreciation on forward premium swaptions	3,987
Interest rate contracts	Variation margin receivable on futures contracts**	975,803
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	629,336
Total Asset Derivatives		$3,204,167

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$524,537
Interest rate contracts	Unrealized depreciation on forward premium swaptions	2,257
Interest rate contracts	Variation margin payable on futures contracts**	291,889
Interest rate contracts	Variation margin payable on centrally cleared swaps**	1,345,555
Foreign exchange contracts	Written options, at fair value	32,563
Interest rate contracts	Written options, at fair value	98,204
Total Liability Derivatives		$2,295,005

*	Includes purchased options.

**	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(152,729)	$—	$(152,729)
Equity contracts	—	—	(14,351)	—	—	(14,351)
Foreign exchange contracts	(138,811)	(3,888,793)	—	(6,459)	149,866	(3,884,197)
Interest rate contracts	(18,057)	—	(560,667)	1,656,881	959,716	2,037,873
Total	$(156,868)	$(3,888,793)	$(575,018)	$1,497,693	$1,109,582	$(2,013,404)

See Accompanying Notes to Financial Statements

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$61,179	$—	$61,179
Foreign exchange contracts	772	146,857	—	(4,189)	(54,359)	89,081
Interest rate contracts	77,453	—	1,702,659	(2,551,753)	38,165	(733,476)
Total	$78,225	$146,857	$1,702,659	$(2,494,763)	$(16,194)	$(583,216)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2023:

	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Mizuho Securities (USA) Inc.	Morgan Stanley Capital Services LLC	Standard Chartered Bank
Assets:
Purchased options	$12,684	$—	$22,600	$—	$—	$—	$7,112	$—	$—	$—	$—	$—
Forward foreign currency contracts	40,797	8,649	218,351	9,539	36,370	—	77,643	123	—	—	30,381	592,315
Forward premium swaptions	—	3,987	—	—	—	—	—	—	—	—	—	—
Total Assets	$53,481	$12,636	$240,951	$9,539	$36,370	$—	$84,755	$123	$—	$—	$30,381	$592,315
Liabilities:
Forward foreign currency contracts	$64,674	$51,304	$74,580	$1,423	$18,339	$3,838	$89,756	$—	$183	$14,010	$30,501	$63,394
Forward premium swaptions	—	2,257	—	—	—	—	—	—	—	—	—	—
Written options	16,281	—	16,282	—	—	—	—	—	—	—	97,004	—
Total Liabilities	$80,955	$53,561	$90,862	$1,423	$18,339	$3,838	$89,756	$—	$183	$14,010	$127,505	$63,394
Net OTC derivative instruments by counterparty, at fair value	$(27,474)	$(40,925)	$150,089	$8,116	$18,031	$(3,838)	$(5,001)	$123	$(183)	$(14,010)	$(97,124)	$528,921
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$97,124	$(528,921)
Net Exposure(1)(2)(3)	$(27,474)	$(40,925)	$150,089	$8,116	$18,031	$(3,838)	$(5,001)	$123	$(183)	$(14,010)	$—	$—

	State Street Bank and Trust Co.	The Bank of Montreal	UBS AG	Total
Assets:
Purchased options	$—	$—	$—	$42,396
Forward foreign currency contracts	522,239	1,601	8,637	1,546,645
Forward premium swaptions	—	—	—	3,987
Total Assets	$522,239	$1,601	$8,637	$1,593,028
Liabilities:
Forward foreign currency contracts	$107,865	$4,582	$88	$524,537
Forward premium swaptions	—	—	—	2,257
Written options	—	—	—	129,567
Total Liabilities	$107,865	$4,582	$88	$656,361
Net OTC derivative instruments by counterparty, at fair value	$414,374	$(2,981)	$8,549	$936,667
Total collateral pledged by the Portfolio/(Received from counterparty)	$(414,374)	$—	$—	$(846,171)
Net Exposure(1)(2)(3)	$—	$(2,981)	$8,549	$90,496

See Accompanying Notes to Financial Statements

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)	At December 31, 2023, the Portfolio had pledged $200,000 and received $670,000, respectively, in cash collateral from Morgan Stanley Capital Services LLC and Standard Chartered Bank. Excess cash collateral is not shown for financial reporting purposes.

(3)	At December 31, 2023, State Street Bank and Trust Co. had pledged U.S. Treasuries with an original par value of $669,000 in non-cash collateral to reduce its net exposure to the Portfolio. Excess non-cash collateral is not shown for financial reporting purposes.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $129,334,878.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,997,872
Gross Unrealized Depreciation	(9,668,180)
Net Unrealized Depreciation	$(7,670,308)

See Accompanying Notes to Financial Statements

Voya Global Insights Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.0%
	Australia: 1.0%
257,937	Mineral Resources Ltd.	$12,286,466	1.0

	Canada: 5.3%
811,906	Cameco Corp.	35,005,615	3.0
561,635	Wheaton Precious Metals Corp.	27,711,071	2.3
		62,716,686	5.3
	China: 1.7%
216,300	Tencent Holdings Ltd.	8,166,379	0.7
6,240,200 (1)(2)	Xiaomi Corp. - Class B	12,495,657	1.0
		20,662,036	1.7
	France: 3.7%
275,370	BNP Paribas SA	19,123,224	1.6
103,225	Edenred	6,177,459	0.5
101,680 (2)	SOITEC	18,195,043	1.6
		43,495,726	3.7
	Germany: 2.9%
813,721 (2)	Evotec SE	19,084,116	1.6
336,163	RWE AG	15,299,721	1.3
		34,383,837	2.9
	India: 4.1%
1,490,590	DLF Ltd.	12,999,168	1.1
157,660	Maruti Suzuki India Ltd.	19,507,359	1.6
526,750	Reliance Industries Ltd.	16,349,241	1.4
		48,855,768	4.1
	Indonesia: 0.9%
17,847,600	Bank Central Asia Tbk PT	10,899,523	0.9

	Ireland: 2.1%
166,120 (2)	PDD Holdings, Inc., ADR	24,305,017	2.1

	Italy: 2.0%
3,213,015	Enel SpA	23,904,184	2.0

	Japan: 2.3%
371,700	Hitachi Ltd.	26,736,282	2.3

	Spain: 3.7%
5,863,750	Banco Santander SA	24,526,165	2.1
430,515	Industria de Diseno Textil SA	18,785,075	1.6
		43,311,240	3.7
	Switzerland: 2.4%
359,873	Holcim AG	28,264,939	2.4

	Taiwan: 1.5%
932,000	Taiwan Semiconductor Manufacturing Co. Ltd.	17,867,886	1.5

	United States: 65.4%
200,840	Acushnet Holdings Corp.	12,687,063	1.1
32,560 (2)	Adobe, Inc.	19,425,296	1.6
79,550 (2)	Advanced Micro Devices, Inc.	11,726,465	1.0
81,478 (2)	Alphabet, Inc. - Class A	11,381,662	1.0
42,950	Amgen, Inc.	12,370,459	1.0
736,235 (2)	Archer Aviation, Inc. - Class A	4,520,483	0.4
138,640	Archer-Daniels-Midland Co.	10,012,581	0.8
1,063,215	AT&T, Inc.	17,840,748	1.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
37,517 (2)	Atkore, Inc.	$6,002,720	0.5
176,490	Bank of Hawaii Corp.	12,788,465	1.1
36,710	Becton Dickinson and Co.	8,950,999	0.8
179,280	Cheniere Energy, Inc.	30,604,889	2.6
995,225 (2)	Chewy, Inc. - Class A	23,517,167	2.0
124,635	CVS Health Corp.	9,841,180	0.8
298,495 (2)	Donnelley Financial Solutions, Inc.	18,617,133	1.6
177,230 (2)	Elastic NV	19,973,821	1.7
40,430	Elevance Health, Inc.	19,065,171	1.6
106,195 (2)	First Solar, Inc.	18,295,275	1.5
593,130	Freeport-McMoRan, Inc.	25,249,544	2.1
83,950 (2)	FTI Consulting, Inc.	16,718,642	1.4
213,220	General Electric Co.	27,213,269	2.3
1,111,595 (2)	Joby Aviation, Inc.	7,392,107	0.6
867,160	Kenvue, Inc.	18,669,955	1.6
35,919 (2)	Meta Platforms, Inc. - Class A	12,713,889	1.1
60,293	Microsoft Corp.	22,672,580	1.9
130,380 (2)	Moderna, Inc.	12,966,291	1.1
165,170	Occidental Petroleum Corp.	9,862,301	0.8
243,170 (2)	ON Semiconductor Corp.	20,311,990	1.7
73,405	Oracle Corp.	7,739,089	0.7
201,385	Otis Worldwide Corp.	18,017,916	1.5
67,000 (2)	Palo Alto Networks, Inc.	19,756,960	1.7
792,250 (2)	Pinterest, Inc. - Class A	29,344,940	2.5
133,120	Prologis, Inc.	17,744,896	1.5
147,890 (2)	PTC, Inc.	25,874,834	2.2
39,085	Public Storage	11,920,925	1.0
150,110 (2)	ROBLOX Corp. - Class A	6,863,029	0.6
192,560	Schlumberger NV	10,020,822	0.8
62,470 (2)	SiTime Corp.	7,626,338	0.6
94,210	TKO Group Holdings, Inc.	7,685,652	0.6
126,460 (2)	Trade Desk, Inc. - Class A	9,100,062	0.8
298,975 (2)	Twilio, Inc. - Class A	22,683,233	1.9
518,065 (2)	Uber Technologies, Inc.	31,897,262	2.7
31,750	UnitedHealth Group, Inc.	16,715,422	1.4
80,517	Veralto Corp.	6,623,328	0.6
881,225	Vertiv Holdings Co. - Class A	42,325,237	3.6
110,145	Walmart, Inc.	17,364,359	1.5
269,020	Walt Disney Co.	24,289,816	2.0
		774,986,265	65.4
	Total Common Stock (Cost $1,073,041,753)	1,172,675,855	99.0

	Total Long-Term Investments (Cost $1,073,041,753)	1,172,675,855	99.0

See Accompanying Notes to Financial Statements

Voya Global Insights Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Mutual Funds: 1.7%
19,890,007 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.260% (Cost $19,890,007)	$19,890,007	1.7
	Total Short-Term Investments (Cost $19,890,007)	$19,890,007	1.7
	Total Investments in Securities
	(Cost $1,092,931,760)	$1,192,565,862	100.7
	Liabilities in Excess of Other Assets	(8,406,757)	(0.7)
	Net Assets	$1,184,159,105	100.0

ADR	American Depositary Receipt

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)	Non-income producing security.

(3)	Rate shown is the 7-day yield as of December 31, 2023.

Percentage
Sector Diversification	of Net Assets
Information Technology	20.7%
Industrials	15.8
Communication Services	10.7
Energy	8.6
Health Care	8.4
Consumer Discretionary	8.3
Materials	7.9
Financials	7.8
Consumer Staples	3.9
Real Estate	3.6
Utilities	3.3
Short-Term Investments	1.7
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

Voya Global Insights Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$12,286,466	$—	$12,286,466
Canada	62,716,686	—	—	62,716,686
China	—	20,662,036	—	20,662,036
France	—	43,495,726	—	43,495,726
Germany	—	34,383,837	—	34,383,837
India	—	48,855,768	—	48,855,768
Indonesia	—	10,899,523	—	10,899,523
Ireland	24,305,017	—	—	24,305,017
Italy	—	23,904,184	—	23,904,184
Japan	—	26,736,282	—	26,736,282
Spain	—	43,311,240	—	43,311,240
Switzerland	—	28,264,939	—	28,264,939
Taiwan	—	17,867,886	—	17,867,886
United States	774,986,265	—	—	774,986,265
Total Common Stock	862,007,968	310,667,887	—	1,172,675,855
Short-Term Investments	19,890,007	—	—	19,890,007
Total Investments, at fair value	$881,897,975	$310,667,887	$—	$1,192,565,862
Other Financial Instruments+
Forward Foreign Currency Contracts	—	4,078	—	4,078
Total Assets	$881,897,975	$310,671,965	$—	$1,192,569,940

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following forward foreign currency contracts were outstanding for Voya Global Insights Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	2,205,690	USD	2,618,465	State Street Bank and Trust Co.	01/03/24	$4,078
						$4,078

Currency Abbreviations:

CHF	—	Swiss Franc
USD	—	United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4,078
Total Asset Derivatives		$4,078

See Accompanying Notes to Financial Statements

Voya Global Insights Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(44,507)
Total	$(44,507)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$43,366
Total	$43,366

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2023:

	State Street Bank and Trust Co.	Total
Assets:
Forward foreign currency contracts	$4,078	$4,078
Total Assets	$4,078	$4,078
Liabilities:
Total Liabilities	$—	$–
Net OTC derivative instruments by
counterparty, at fair value	$4,078	$4,078
Total collateral pledged by the
Portfolio/(Received from counterparty)	$—	$–
Net Exposure(1)	$4,078	$4,078

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,095,876,499.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$110,209,343
Gross Unrealized Depreciation	(13,613,890)
Net Unrealized Appreciation	$96,595,453

See Accompanying Notes to Financial Statements

Voya International High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.9%
	Australia: 8.1%
83,574	Ampol Ltd.	$2,059,692	0.6
229,919	ANZ Group Holdings Ltd.	4,062,213	1.3
512,983	Aurizon Holdings Ltd.	1,328,080	0.4
165,312	BHP Group Ltd. - Class DI	5,647,817	1.7
195,474	Brambles Ltd.	1,811,826	0.6
20,501	Computershare Ltd.	341,452	0.1
271,451	Insurance Australia Group Ltd.	1,049,258	0.3
721,685	Medibank Pvt Ltd.	1,752,084	0.5
174,508	QBE Insurance Group Ltd.	1,768,217	0.6
11,259	Rio Tinto Ltd.	1,042,558	0.3
514,610	Santos Ltd.	2,675,716	0.8
164,609	Suncorp Group Ltd.	1,558,742	0.5
449,709	Telstra Group Ltd.	1,215,239	0.4
		26,312,894	8.1
	Austria: 0.3%
21,898	Erste Group Bank AG	886,975	0.3

	Belgium: 0.2%
5,391	Solvay SA	165,228	0.0
5,391 (1)	Syensqo SA	560,977	0.2
		726,205	0.2
	Denmark: 1.2%
92,846	Danske Bank A/S	2,481,894	0.8
63,282	Tryg A/S	1,377,157	0.4
		3,859,051	1.2
	Finland: 1.1%
22,993	Elisa Oyj	1,062,789	0.3
90,290	Nordea Bank Abp	1,120,935	0.4
31,560	Orion Oyj - Class B	1,367,535	0.4
		3,551,259	1.1
	France: 7.5%
2,291	Air Liquide SA	446,046	0.1
20,287	AXA SA	662,500	0.2
42,264	Bouygues SA	1,594,585	0.5
20,437	Bureau Veritas SA	517,050	0.1
111,452	Credit Agricole SA	1,584,471	0.5
48,168	Danone SA	3,125,064	1.0
4,076	Dassault Aviation SA	807,577	0.2
13,166	Eiffage SA	1,413,376	0.4
87,536	Engie SA	1,542,057	0.5
84,144	Getlink SE	1,541,084	0.5
216,476	Orange SA	2,467,313	0.8
64,970	Sanofi	6,456,235	2.0
12,964	Thales SA	1,919,612	0.6
2,858	Vinci SA	359,665	0.1
		24,436,635	7.5
	Germany: 6.4%
23,983	Allianz SE	6,409,235	2.0
39,717	BASF SE	2,138,640	0.7
27,559	Bayerische Motoren Werke AG	3,066,529	1.0
107,251	Deutsche Telekom AG, Reg	2,578,663	0.8
99,484	Evonik Industries AG	2,032,349	0.6
1,896	Hannover Rueck SE	453,340	0.1
28,124	Mercedes-Benz Group AG	1,940,492	0.6
Shares	RA	Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany (continued)
4,209	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	$1,745,948	0.5
6,624 (2)	Scout24 SE	468,390	0.1
		20,833,586	6.4
	Hong Kong: 4.2%
800,500	BOC Hong Kong Holdings Ltd.	2,174,579	0.7
237,000	CK Asset Holdings Ltd.	1,189,526	0.3
86,000	CLP Holdings Ltd.	710,542	0.2
734,000	Hang Lung Properties Ltd.	1,020,488	0.3
32,500	Hang Seng Bank Ltd.	379,452	0.1
773,000	HKT Trust & HKT Ltd. - Stapled Security	922,907	0.3
172,400	Hongkong Land Holdings Ltd.	599,617	0.2
36,200	Jardine Matheson Holdings Ltd.	1,538,500	0.5
150,000	MTR Corp. Ltd.	582,202	0.2
1,209,000	New World Development Co. Ltd.	1,874,578	0.6
197,000	Power Assets Holdings Ltd.	1,142,148	0.3
532,000	Sino Land Co. Ltd.	578,540	0.2
549,000	SITC International Holdings Co. Ltd.	947,590	0.3
		13,660,669	4.2
	Ireland: 0.7%
199,610	Bank of Ireland Group PLC	1,812,147	0.6
4,409	DCC PLC	324,418	0.1
		2,136,565	0.7
	Israel: 0.7%
38,066	Bank Hapoalim BM	341,969	0.1
43,810	Bank Leumi Le-Israel BM	352,575	0.1
7,058	Elbit Systems Ltd.	1,496,937	0.5
		2,191,481	0.7
	Italy: 6.5%
68,972	Assicurazioni Generali SpA	1,457,204	0.5
87,872	Banco BPM SpA	465,628	0.1
200,515	Eni SpA	3,401,007	1.0
1,320,415	Intesa Sanpaolo SpA	3,864,048	1.2
129,278	Leonardo SpA	2,136,070	0.7
174,937	Mediobanca Banca di Credito Finanziario SpA	2,167,775	0.7
161,958 (2)	Poste Italiane SpA	1,840,930	0.6
344,074	Snam SpA	1,770,230	0.5
272,593	Terna - Rete Elettrica Nazionale	2,274,145	0.7
62,668	UniCredit SpA	1,706,427	0.5
		21,083,464	6.5
	Japan: 23.1%
308,600	Asahi Kasei Corp.	2,277,572	0.7
45,100	Bridgestone Corp.	1,862,692	0.6
99,900	Central Japan Railway Co.	2,535,490	0.8

See Accompanying Notes to Financial Statements

Voya International High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
151,500	Chubu Electric Power Co., Inc.	$1,956,070	0.6
44,900	Dai Nippon Printing Co. Ltd.	1,325,943	0.4
86,000	Daiwa House Industry Co. Ltd.	2,599,814	0.8
357	Daiwa House REIT Investment Corp.	636,602	0.2
603,100	ENEOS Holdings, Inc.	2,392,037	0.7
56,700	Hankyu Hanshin Holdings, Inc.	1,801,918	0.6
72,500	Honda Motor Co. Ltd.	747,853	0.2
100,600 (3)	Inpex Corp.	1,346,204	0.4
255,600	Japan Post Bank Co. Ltd.	2,601,223	0.8
124,900 (3)	Japan Tobacco, Inc.	3,225,570	1.0
141,700	JFE Holdings, Inc.	2,192,271	0.7
37,500	Kajima Corp.	625,282	0.2
33,200	Kansai Electric Power Co., Inc.	440,633	0.1
119,200 (3)	Kirin Holdings Co. Ltd.	1,745,104	0.5
39,900 (3)	McDonald’s Holdings Co. Japan Ltd.	1,728,354	0.5
316,300	Mitsubishi Chemical Group Corp.	1,933,579	0.6
63,000	MS&AD Insurance Group Holdings, Inc.	2,477,087	0.8
14,300	Nintendo Co. Ltd.	744,085	0.2
1,403,800	Nippon Telegraph & Telephone Corp.	1,714,158	0.5
15,800	Nitto Denko Corp.	1,179,078	0.4
18,700	Nomura Real Estate Holdings, Inc.	490,696	0.2
200,500	Obayashi Corp.	1,732,002	0.5
507,000	Oji Holdings Corp.	1,948,862	0.6
83,400	Ono Pharmaceutical Co. Ltd.	1,483,645	0.5
7,700	Oracle Corp. Japan	592,739	0.2
108,700	Osaka Gas Co. Ltd.	2,269,056	0.7
45,700	Otsuka Holdings Co. Ltd.	1,709,043	0.5
45,100	SCSK Corp.	892,908	0.3
30,800	Secom Co. Ltd.	2,215,760	0.7
107,500	Sekisui House Ltd.	2,382,870	0.7
56,900	Shimizu Corp.	377,436	0.1
159,800	SoftBank Corp.	1,991,385	0.6
123,200	Subaru Corp.	2,247,096	0.7
118,600	Sumitomo Mitsui Trust Holdings, Inc.	2,271,413	0.7
124,900	Takeda Pharmaceutical Co. Ltd.	3,581,888	1.1
50,600	Tobu Railway Co. Ltd.	1,357,564	0.4
26,300	Tokyu Corp.	320,678	0.1
52,300	TOPPAN Holdings, Inc.	1,456,536	0.5
151,100	Tosoh Corp.	1,926,227	0.6
87,200	USS Co. Ltd.	1,750,645	0.5
47,800	West Japan Railway Co.	1,991,749	0.6
		75,078,817	23.1
	Jordan: 0.4%
50,555	Hikma Pharmaceuticals PLC	1,152,000	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands: 5.2%
143,086 (2)	ABN AMRO Bank NV	$2,151,793	0.6
47,574	ASR Nederland NV	2,247,387	0.7
6,318	Heineken Holding NV	534,970	0.2
109,440	ING Groep NV	1,641,000	0.5
78,327	Koninklijke Ahold Delhaize NV	2,253,577	0.7
649,817	Koninklijke KPN NV	2,238,699	0.7
59,860	NN Group NV	2,365,714	0.7
55,008	OCI NV	1,594,204	0.5
14,044	Wolters Kluwer NV	1,998,029	0.6
		17,025,373	5.2
	New Zealand: 0.4%
65,191	Auckland International Airport Ltd.	362,653	0.1
275,908	Spark New Zealand Ltd.	903,473	0.3
		1,266,126	0.4
	Norway: 1.1%
31,774	Aker BP ASA	922,958	0.3
125,994	DNB Bank ASA	2,678,790	0.8
		3,601,748	1.1
	Singapore: 0.5%
105,700	Oversea-Chinese Banking Corp. Ltd.	1,040,026	0.3
180,700	Singapore Technologies Engineering Ltd.	532,108	0.2
		1,572,134	0.5
	Spain: 4.5%
50,702	ACS Actividades de Construccion y Servicios SA	2,251,917	0.7
2,007 (2)	Aena SME SA	364,292	0.1
545,082	CaixaBank SA	2,244,828	0.7
76,940 (3)	Enagas SA	1,297,924	0.4
15,591	Endesa SA	318,073	0.1
61,921 (3)	Ferrovial SE	2,260,166	0.7
152,472	Iberdrola SA	1,999,938	0.6
10,736	Industria de Diseno Textil SA	468,454	0.1
111,475	Red Electrica Corp. SA	1,836,952	0.6
62,358	Repsol SA	925,012	0.3
204,735	Telefonica SA	800,487	0.2
		14,768,043	4.5
	Switzerland: 10.5%
3,401	Baloise Holding AG, Reg	533,237	0.2
6,327	Banque Cantonale Vaudoise	815,986	0.3
4,160	BKW AG	739,928	0.2
7,673	Helvetia Holding AG	1,058,006	0.3
44,199	Holcim AG	3,471,453	1.1
2,868	Kuehne + Nagel International AG	989,738	0.3
101,229	Novartis AG, Reg	10,225,191	3.1
16,348	Roche Holding AG	4,752,258	1.5
16,520	Swiss Prime Site AG	1,765,052	0.5
21,782	Swiss Re AG	2,451,139	0.8
3,997	Swisscom AG, Reg	2,405,672	0.7

See Accompanying Notes to Financial Statements

Voya International High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
9,317	Zurich Insurance Group AG	$4,871,181	1.5
		34,078,841	10.5
	United Kingdom: 15.3%
420,934	Aviva PLC	2,329,207	0.7
128,569	BAE Systems PLC	1,819,891	0.6
1,025,196	BP PLC	6,077,429	1.9
142,733	British American Tobacco PLC	4,176,247	1.3
209,043	Centrica PLC	374,752	0.1
269,523	GSK PLC	4,977,870	1.5
740,507	HSBC Holdings PLC	5,990,669	1.9
117,216	Imperial Brands PLC	2,699,223	0.8
608,595	M&G PLC	1,722,391	0.5
296,290	National Grid PLC	3,991,414	1.2
125,189	Pearson PLC	1,537,686	0.5
129,852	Phoenix Group Holdings PLC	884,179	0.3
23,312	Reckitt Benckiser Group PLC	1,608,606	0.5
43,715	RELX PLC	1,734,339	0.5
138,206	Sage Group PLC	2,063,249	0.6
166,654	Shell PLC	5,455,260	1.7
92,122	Smiths Group PLC	2,067,715	0.7
		49,510,127	15.3
	Total Common Stock (Cost $284,796,713)	317,731,993	97.9

EXCHANGE-TRADED FUNDS: 0.6%
36,449	iShares MSCI EAFE Value ETF	1,898,993	0.6
	Total Exchange-Traded Funds (Cost $1,819,010)	1,898,993	0.6

PREFERRED STOCK: 0.6%
	Germany: 0.6%
23,555	Henkel AG & Co. KGaA	1,894,809	0.6
	Total Preferred Stock (Cost $1,985,256)	1,894,809	0.6
	Total Long-Term Investments (Cost $288,600,979)	321,525,795	99.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
	Repurchase Agreements: 2.6%
2,040,960 (4)	BNP Paribas S.A., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $2,042,157, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,081,779, due 08/15/27-10/20/53)	$2,040,960	0.6
375,741 (4)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $375,961, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-7.000%, Market Value plus accrued interest $383,256, due 12/01/29-12/01/53)	375,741	0.1
2,040,960 (4)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $2,042,157, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $2,081,779, due 02/01/35-09/01/52)	2,040,960	0.6
2,040,960 (4)	Nomura Securities, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $2,042,154, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-6.000%, Market Value plus accrued interest $2,082,209, due 03/08/27-01/01/59)	2,040,960	0.7

See Accompanying Notes to Financial Statements

Voya International High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,040,960 (4)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $2,042,157, collateralized by various U.S. Government Agency Obligations, 2.500%-7.000%, Market Value plus accrued interest $2,081,779, due 07/01/37-01/01/54)	$2,040,960	0.6
	Total Repurchase Agreements (Cost $8,539,581)	8,539,581	2.6
	Total Short-Term Investments (Cost $8,539,581)	8,539,581	2.6
	Total Investments in Securities (Cost $297,140,560)	$330,065,376	101.7
	Liabilities in Excess of Other Assets	(5,459,738)	(1.7)
	Net Assets	$324,605,638	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Non-income producing security.

(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)	Security, or a portion of the security, is on loan.

(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Sector Diversification	Percentage of Net Assets
Financials	26.4%
Industrials	15.0
Health Care	11.0
Materials	8.8
Energy	7.8
Utilities	7.0
Consumer Staples	6.6
Communication Services	6.0
Consumer Discretionary	5.5
Real Estate	3.3
Information Technology	1.1
Exchange-Traded Funds	0.6
Short-Term Investments	2.6
Liabilities in Excess of Other Assets	(1.7)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

Voya International High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$26,312,894	$—	$26,312,894
Austria	—	886,975	—	886,975
Belgium	560,977	165,228	—	726,205
Denmark	—	3,859,051	—	3,859,051
Finland	1,062,789	2,488,470	—	3,551,259
France	—	24,436,635	—	24,436,635
Germany	—	20,833,586	—	20,833,586
Hong Kong	1,538,500	12,122,169	—	13,660,669
Ireland	—	2,136,565	—	2,136,565
Israel	—	2,191,481	—	2,191,481
Italy	—	21,083,464	—	21,083,464
Japan	—	75,078,817	—	75,078,817
Jordan	—	1,152,000	—	1,152,000
Netherlands	—	17,025,373	—	17,025,373
New Zealand	1,266,126	—	—	1,266,126
Norway	—	3,601,748	—	3,601,748
Singapore	—	1,572,134	—	1,572,134
Spain	—	14,768,043	—	14,768,043
Switzerland	—	34,078,841	—	34,078,841
United Kingdom	1,819,891	47,690,236	—	49,510,127
Total Common Stock	6,248,283	311,483,710	—	317,731,993
Exchange-Traded Funds	1,898,993	—	—	1,898,993
Preferred Stock	—	1,894,809	—	1,894,809
Short-Term Investments	—	8,539,581	—	8,539,581
Total Investments, at fair value	$8,147,276	$321,918,100	$—	$330,065,376

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $299,728,010.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$37,742,235
Gross Unrealized Depreciation	(7,298,377)
Net Unrealized Appreciation	$30,443,858

See Accompanying Notes to Financial Statements

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.4%
	Communication Services: 3.5%
46,438	BCE, Inc.	$1,828,361	0.6
2,469	Cable One, Inc.	1,374,221	0.4
6,467	Electronic Arts, Inc.	884,750	0.3
138,239	Entravision Communications Corp. - Class A	576,457	0.2
86,464	Fox Corp. - Class B	2,390,730	0.7
78,111	Interpublic Group of Cos., Inc.	2,549,543	0.8
17,075	Omnicom Group, Inc.	1,477,158	0.5
11,147	Townsquare Media, Inc. - Class A	117,712	0.0
		11,198,932	3.5
	Consumer Discretionary: 7.4%
48,043 (1)	Accel Entertainment, Inc.	493,402	0.2
18,944 (1)	Aptiv PLC	1,699,656	0.5
15,347 (1)(2)	Atmus Filtration Technologies, Inc.	360,501	0.1
64,117	BorgWarner, Inc.	2,298,594	0.7
8,817	Boyd Gaming Corp.	552,032	0.2
21,452	Brunswick Corp.	2,075,481	0.7
1,403 (1)	Cavco Industries, Inc.	486,308	0.2
38,553	Cie Generale des Etablissements Michelin SCA	1,385,073	0.4
19,577 (1)	Dave & Buster’s Entertainment, Inc.	1,054,221	0.3
27,057 (1)	Dollar Tree, Inc.	3,843,447	1.2
57,047 (1)	Everi Holdings, Inc.	642,920	0.2
15,686 (1)	Malibu Boats, Inc. - Class A	859,906	0.3
27,933 (1)	MarineMax, Inc.	1,086,594	0.3
23,681 (1)(2)	OneWater Marine, Inc. - Class A	800,181	0.3
4,202	Penske Automotive Group, Inc.	674,463	0.2
1,405 (1)	Planet Fitness, Inc. - Class A	102,565	0.0
11,206 (1)	Red Robin Gourmet Burgers, Inc.	139,739	0.1
26,268 (1)	Skyline Champion Corp.	1,950,662	0.6
59,229 (1)	Solo Brands, Inc. - Class A	364,851	0.1
57,838	Tapestry, Inc.	2,129,017	0.7
45,242 (1)	Vizio Holding Corp. - Class A	348,363	0.1
		23,347,976	7.4
	Consumer Staples: 6.5%
180,769	Conagra Brands, Inc.	5,180,840	1.6
41,128	Edgewell Personal Care Co.	1,506,519	0.5
34,967	General Mills, Inc.	2,277,750	0.7
8,830	Heineken NV	897,121	0.3
49,372	Kenvue, Inc.	1,062,979	0.3
32,315	Kimberly-Clark Corp.	3,926,596	1.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
138,145	Koninklijke Ahold Delhaize NV	$3,974,624	1.3
20,005	Spectrum Brands Holdings, Inc.	1,595,799	0.5
12,757	Turning Point Brands, Inc.	335,764	0.1
		20,757,992	6.5
	Energy: 5.9%
45,774	Baker Hughes Co.	1,564,555	0.5
27,843	Cactus, Inc. - Class A	1,264,072	0.4
52,594	ChampionX Corp.	1,536,271	0.5
7,549	Chord Energy Corp.	1,254,870	0.4
10,116	Diamondback Energy, Inc.	1,568,789	0.5
156,801 (3)	Enterprise Products Partners L.P.	4,131,706	1.3
39,637	EQT Corp.	1,532,367	0.5
20,198 (1)	Mach Natural Resources L.P.	333,065	0.1
68,733	Magnolia Oil & Gas Corp. - Class A	1,463,326	0.4
34,463	Northern Oil and Gas, Inc.	1,277,544	0.4
38,107	Occidental Petroleum Corp.	2,275,369	0.7
43,899	Permian Resources Corp.	597,026	0.2
		18,798,960	5.9
	Financials: 19.3%
15,109	Aflac, Inc.	1,246,493	0.4
35,789	Allstate Corp.	5,009,744	1.6
23,998 (2)	A-Mark Precious Metals, Inc.	725,940	0.2
25,324	Ameris Bancorp	1,343,438	0.4
32,416	Axis Capital Holdings Ltd.	1,794,874	0.6
3,512 (1)	Axos Financial, Inc.	191,755	0.1
91,104	Bank of New York Mellon Corp.	4,741,963	1.5
15,961	BankUnited, Inc.	517,615	0.2
53,303	Columbia Banking System, Inc.	1,422,124	0.5
24,394	Commerce Bancshares, Inc.	1,302,884	0.4
75,076	Compass Diversified Holdings	1,685,456	0.5
57,684	CVB Financial Corp.	1,164,640	0.4
1,486 (1)	Donnelley Financial Solutions, Inc.	92,682	0.0
4,773	Enact Holdings, Inc.	137,892	0.0
31,699 (1)(2)	Fidelis Insurance Holdings Ltd.	401,626	0.1
75,749	First BanCorp/Puerto Rico	1,246,071	0.4
52,808	First Hawaiian, Inc.	1,207,191	0.4
30,485	First Interstate BancSystem, Inc. - Class A	937,414	0.3

See Accompanying Notes to Financial Statements

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
11,777	First Merchants Corp.	$436,691	0.1
152,846	FNB Corp.	2,104,689	0.7
20,148 (1)	Hamilton Insurance Group Ltd. - Class B	301,213	0.1
13,224	Hanover Insurance Group, Inc.	1,605,658	0.5
68,598	Home BancShares, Inc.	1,737,587	0.5
56,246	Northern Trust Corp.	4,746,037	1.5
140,023	Old National Bancorp	2,364,988	0.7
4,929	Origin Bancorp, Inc.	175,325	0.1
36,029	Pacific Premier Bancorp, Inc.	1,048,804	0.3
22,487	Patria Investments Ltd. - Class A	348,773	0.1
5,956	Popular, Inc.	488,809	0.2
13,955	Prosperity Bancshares, Inc.	945,172	0.3
21,700	Provident Financial Services, Inc.	391,251	0.1
19,865	Reinsurance Group of America, Inc.	3,213,760	1.0
22,489	SouthState Corp.	1,899,196	0.6
27,484	T Rowe Price Group, Inc.	2,959,752	0.9
73,028	Truist Financial Corp.	2,696,194	0.9
14,970	UMB Financial Corp.	1,250,743	0.4
21,959	US Bancorp	950,386	0.3
145,731	Valley National Bancorp	1,582,639	0.5
26,966	Webster Financial Corp.	1,368,794	0.4
18,249	Westamerica BanCorp	1,029,426	0.3
10,708	Willis Towers Watson PLC	2,582,770	0.8
		61,398,459	19.3

	Health Care: 11.0%
1,960	AmerisourceBergen Corp.	402,545	0.1
3,950 (1)	AMN Healthcare Services, Inc.	295,776	0.1
5,058	Becton Dickinson and Co.	1,233,292	0.4
22,082	Cardinal Health, Inc.	2,225,866	0.7
20,364 (1)	Centene Corp.	1,511,212	0.5
40,332	DENTSPLY SIRONA, Inc.	1,435,416	0.5
34,310	Embecta Corp.	649,488	0.2
14,882 (1)	Enovis Corp.	833,690	0.3
85,468 (1)	Envista Holdings Corp.	2,056,360	0.6
65,727 (1)	Henry Schein, Inc.	4,976,191	1.6
24,108 (1)	Hologic, Inc.	1,722,517	0.5
12,544	Laboratory Corp. of America Holdings	2,851,126	0.9
30,623	Quest Diagnostics, Inc.	4,222,299	1.3
25,076	Universal Health Services, Inc. - Class B	3,822,585	1.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
55,966	Zimmer Biomet Holdings, Inc.	$6,811,062	2.1
		35,049,425	11.0

	Industrials: 16.2%
2,395	Barrett Business Services, Inc.	277,341	0.1
42,582 (1)	Beacon Roofing Supply, Inc.	3,705,486	1.2
20,407	Brink’s Co.	1,794,796	0.6
66,763	Bunzl PLC	2,712,946	0.8
27,259	Cie de Saint-Gobain	2,010,274	0.6
5,584	Cummins, Inc.	1,337,759	0.4
38,107	Deluxe Corp.	817,395	0.3
79,057 (1)	DIRTT Environmental Solutions	27,433	0.0
9,245 (1)	DXP Enterprises, Inc.	311,556	0.1
1,471 (1)	Dycom Industries, Inc.	169,297	0.0
37,603	Emerson Electric Co.	3,659,900	1.1
110,228 (1)	Gates Industrial Corp. PLC	1,479,260	0.5
4,320	General Dynamics Corp.	1,121,774	0.3
20,431 (1)	GMS, Inc.	1,684,127	0.5
90,792	Heartland Express, Inc.	1,294,694	0.4
99,736 (1)	Hillman Solutions Corp.	918,569	0.3
11,744	Huntington Ingalls Industries, Inc.	3,049,212	1.0
15,664 (1)	IBEX Holdings Ltd.	297,773	0.1
40,931	IMI PLC	877,046	0.3
26,503	Johnson Controls International PLC	1,527,633	0.5
3,969	Karat Packaging, Inc.	98,630	0.0
25,119	Korn Ferry	1,490,813	0.5
18,939	Loomis AB	504,168	0.2
7,739	Luxfer Holdings PLC	69,187	0.0
18,524	MSC Industrial Direct Co., Inc. - Class A	1,875,740	0.6
16,958	Norfolk Southern Corp.	4,008,532	1.3
4,756 (1)	NV5 Global, Inc.	528,487	0.2
11,482 (1)	OPENLANE, Inc.	170,048	0.0
20,799	Oshkosh Corp.	2,254,820	0.7
6,961	Republic Services, Inc.	1,147,938	0.4
3,956	Science Applications International Corp.	491,810	0.2
109,118	Southwest Airlines Co.	3,151,328	1.0
27,715	Tecnoglass, Inc.	1,266,853	0.4
25,748	Timken Co.	2,063,702	0.6
11,804 (1)	Titan Machinery, Inc.	340,900	0.1
20,040 (1)	Verra Mobility Corp.	461,521	0.1
20,108	Vinci SA	2,530,491	0.8
		51,529,239	16.2

	Information Technology: 8.2%
31,536	Amdocs Ltd.	2,771,699	0.9
35,108	Avnet, Inc.	1,769,443	0.6
6,362	Belden, Inc.	491,465	0.1
42,696 (1)	Coherent Corp.	1,858,557	0.6

See Accompanying Notes to Financial Statements

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
13,649 (1)	Cohu, Inc.	$483,038	0.1
23,818	Corning, Inc.	725,258	0.2
14,230 (1)	Euronet Worldwide, Inc.	1,444,203	0.4
54,735	EVERTEC, Inc.	2,240,851	0.7
15,589 (1)	F5, Inc.	2,790,119	0.9
71,289	HP, Inc.	2,145,086	0.7
60,406	Juniper Networks, Inc.	1,780,769	0.6
27,746	Kulicke & Soffa Industries, Inc.	1,518,261	0.5
2,775	MKS Instruments, Inc.	285,464	0.1
24,262 (1)	Repay Holdings Corp.	207,197	0.1
17,345	TE Connectivity Ltd.	2,436,972	0.8
39,637 (1)	Teradata Corp.	1,724,606	0.5
9,682	Teradyne, Inc.	1,050,691	0.3
9,749	Vontier Corp.	336,828	0.1
		26,060,507	8.2

	Materials: 4.5%
33,065	Akzo Nobel NV	2,738,001	0.9
302,970	Amcor PLC	2,920,631	0.9
99,575	Graphic Packaging Holding Co.	2,454,524	0.8
8,537 (1)	Ingevity Corp.	403,117	0.1
15,112	Minerals Technologies, Inc.	1,077,637	0.3
14,751	Packaging Corp. of America	2,403,085	0.8
63,871	Pactiv Evergreen, Inc.	875,671	0.3
25,858	Sonoco Products Co.	1,444,687	0.4
		14,317,353	4.5

	Real Estate: 6.6%
46,231	CareTrust REIT, Inc.	1,034,650	0.3
10,946	Essex Property Trust, Inc.	2,713,951	0.9
134,467	Healthpeak Properties, Inc.	2,662,447	0.8
8,426	Kite Realty Group Trust	192,618	0.1
8,646	Public Storage	2,637,030	0.8
61,575	Realty Income Corp.	3,535,637	1.1
41,423	Regency Centers Corp.	2,775,341	0.9
11,081	Ryman Hospitality Properties, Inc.	1,219,575	0.4
19,157	Terreno Realty Corp.	1,200,569	0.4
38,694	UMH Properties, Inc.	592,792	0.2
45,256	VICI Properties, Inc.	1,442,761	0.5
12,195	WP Carey, Inc.	790,358	0.2
		20,797,729	6.6

	Utilities: 8.3%
7,514	ALLETE, Inc.	459,556	0.1
4,484	Atmos Energy Corp.	519,696	0.2
33,277	CMS Energy Corp.	1,932,395	0.6
32,295	Duke Energy Corp.	3,133,907	1.0
43,095	Edison International	3,080,862	1.0
45,012	Evergy, Inc.	2,349,626	0.7
34,609	Eversource Energy	2,136,068	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
455	Luxfer Holdings PLC-ADR	$4,068	0.0
4,214	Northwest Natural Holding Co.	164,093	0.0
68,678	NorthWestern Corp.	3,495,024	1.1
17,682	ONE Gas, Inc.	1,126,697	0.4
24,202	Pinnacle West Capital Corp.	1,738,672	0.5
13,041	Southwest Gas Holdings, Inc.	826,147	0.3
56,707	Spire, Inc.	3,535,114	1.1
22,025	WEC Energy Group, Inc.	1,853,844	0.6
		26,355,769	8.3
	Total Common Stock (Cost $299,590,004)	309,612,341	97.4
OTHER(4): —%
	Consumer, Non-cyclical: —%
6,777 (5)(6)	The Fresh Market Holdings, Inc.	—	—
	Total Other (Cost $—)	—	—
PREFERRED STOCK: 0.6%
	Consumer Staples: 0.6%
21,727	Henkel AG & Co. KGaA	1,747,761	0.6
	Total Preferred Stock (Cost $1,450,448)	1,747,761	0.6
RIGHTS: 0.0%
	Industrials: 0.0%
79,057 (1)	DIRTT Environmental Solutions	1,581	0.0
	Total Rights (Cost $40,809)	1,581	0.0
	Total Long-Term Investments (Cost $301,081,261)	311,361,683	98.0

See Accompanying Notes to Financial Statements

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Repurchase Agreements: 0.6%
862,982 (7)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $863,487, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-7.000%, Market Value plus accrued interest $880,242, due 12/01/29-12/01/53)	$862,982	0.3
1,000,000 (7)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Agency Obligations, 2.500%-7.000%, Market Value plus accrued interest $1,020,000, due 07/01/37-01/01/54)	1,000,000	0.3
	Total Repurchase Agreements (Cost $1,862,982)	1,862,982	0.6
Shares	RA	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.8%
5,861,434 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.260% (Cost $5,861,434)	$5,861,434	1.8
	Total Short-Term Investments (Cost $7,724,416)	7,724,416	2.4
	Total Investments in Securities
	(Cost $308,805,677)	$319,086,099	100.4

	Liabilities in Excess of Other Assets	(1,294,496)	(0.4)
	Net Assets	$317,791,603	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Security is a Master Limited Partnership.
(4)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $– or —% of net assets. Please refer to the table below for additional details.
(7)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(8)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$11,198,932	$—	$—	$11,198,932
Consumer Discretionary	21,962,903	1,385,073	—	23,347,976
Consumer Staples	15,886,247	4,871,745	—	20,757,992
Energy	18,798,960	—	—	18,798,960
Financials	61,398,459	—	—	61,398,459
Health Care	35,049,425	—	—	35,049,425
Industrials	42,894,314	8,634,925	—	51,529,239
Information Technology	26,060,507	—	—	26,060,507
Materials	11,579,352	2,738,001	—	14,317,353
Real Estate	20,797,729	—	—	20,797,729
Utilities	26,355,769	—	—	26,355,769
Total Common Stock	291,982,597	17,629,744	—	309,612,341
Preferred Stock	—	1,747,761	—	1,747,761
Rights	1,581	—	—	1,581
Short-Term Investments	5,861,434	1,862,982	—	7,724,416
Total Investments, at fair value	$297,845,612	$21,240,487	$—	$319,086,099
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(162,088)	$—	$(162,088)
Total Liabilities	$—	$(162,088)	$—	$(162,088)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, VY® American Century Small-Mid Cap Value Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
The Fresh Market Holdings, Inc.	11/14/2022	$—	$—
		$—	$—

At December 31, 2023, the following forward foreign currency contracts were outstanding for VY® American Century Small-Mid Cap Value Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	331,017	EUR	301,020	Bank of America N.A.	03/28/24	$(2,453)
USD	4,232,921	EUR	3,857,667	Bank of America N.A.	03/28/24	(40,606)
USD	79,502	GBP	62,774	Goldman Sachs & Co.	03/28/24	(547)
USD	1,527,586	CAD	2,042,964	Goldman Sachs & Co.	03/28/24	(16,027)
USD	2,988,648	GBP	2,357,684	Goldman Sachs & Co.	03/28/24	(17,828)
USD	4,233,674	EUR	3,857,667	JPMorgan Chase Bank N.A.	03/28/24	(39,854)
USD	4,233,674	EUR	3,857,667	Morgan Stanley Capital Services LLC	03/28/24	(39,854)
SEK	209,276	USD	20,945	UBS AG	03/28/24	(125)
USD	455,804	SEK	4,629,828	UBS AG	03/28/24	(4,794)
						$(162,088)

See Accompanying Notes to Financial Statements

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Currency Abbreviations:			Currency Abbreviations:

CAD	—	Canadian Dollar	SEK	—	Swedish Krona
EUR	—	EU Euro	USD	—	United States Dollar
GBP	—	British Pound

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$162,088
Total Liability Derivatives		$162,088

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(623,006)
Total	$(623,006)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(71,953)
Total	$(71,953)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2023:

	Bank of America N.A.	Goldman Sachs & Co.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	UBS AG	Total
Liabilities:
Forward foreign currency contracts	$43,059	$34,402	$39,854	$39,854	$4,919	$162,088
Total Liabilities	$43,059	$34,402	$39,854	$39,854	$4,919	$162,088
Net OTC derivative instruments by counterparty, at fair value	$(43,059)	$(34,402)	$(39,854)	$(39,854)	$(4,919)	$(162,088)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$–
Net Exposure(1)	$(43,059)	$(34,402)	$(39,854)	$(39,854)	$(4,919)	$(162,088)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $312,126,319.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$26,208,949
Gross Unrealized Depreciation	(19,254,438)
Net Unrealized Appreciation	$6,954,511

See Accompanying Notes to Financial Statements

VY® Baron Growth Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 100.1%
	Communication Services: 4.0%
478,000	Iridium Communications, Inc.	$19,674,480	4.0

	Consumer Discretionary: 17.7%
50,000 (1)	Bright Horizons Family Solutions, Inc.	4,712,000	0.9
278,000	Choice Hotels International, Inc.	31,497,400	6.3
335,000 (1)	Figs, Inc. - Class A	2,328,250	0.5
150,000	Krispy Kreme, Inc.	2,263,500	0.5
46,858	Marriott Vacations Worldwide Corp.	3,977,776	0.8
190,000 (1)	Penn Entertainment, Inc.	4,943,800	1.0
132,026	Red Rock Resorts, Inc. - Class A	7,040,946	1.4
146,000	Vail Resorts, Inc.	31,166,620	6.3
		87,930,292	17.7
	Financials: 39.0%
387,000 (1)	Arch Capital Group Ltd.	28,742,490	5.8
103,000	Carlyle Group, Inc.	4,191,070	0.8
110,000	Cohen & Steers, Inc.	8,330,300	1.7
35,000	Essent Group Ltd.	1,845,900	0.4
75,000	FactSet Research Systems, Inc.	35,778,750	7.2
30,325	Houlihan Lokey, Inc.	3,636,271	0.7
69,000	Kinsale Capital Group, Inc.	23,108,790	4.7
22,065	Moelis & Co. - Class A	1,238,508	0.2
46,000	Morningstar, Inc.	13,167,040	2.7
95,500	MSCI, Inc.	54,019,575	10.9
93,500	Primerica, Inc.	19,238,560	3.9
		193,297,254	39.0
	Health Care: 9.6%
172,000	Bio-Techne Corp.	13,271,520	2.7
31,500 (1)	IDEXX Laboratories, Inc.	17,484,075	3.5
4,700 (1)	Mettler-Toledo International, Inc.	5,700,912	1.1
85,000 (1)	Neogen Corp.	1,709,350	0.3
27,500	West Pharmaceutical Services, Inc.	9,683,300	2.0
		47,849,157	9.6
	Industrials: 7.3%
336,000 (1)	CoStar Group, Inc.	29,363,040	5.9
4,129,898 (2)(3)	Northvolt AB - Restricted	997,849	0.2
68,000 (1)	Trex Co., Inc.	5,629,720	1.2
		35,990,609	7.3
	Information Technology: 17.0%
53,870 (1)	Altair Engineering, Inc. - Class A	4,533,161	0.9
66,000 (1)	ANSYS, Inc.	23,950,080	4.9
18,500 (1)	Clearwater Analytics Holdings, Inc. - Class A	370,555	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
98,000 (1)	Gartner, Inc.	$44,208,780	8.9
92,000 (1)	Guidewire Software, Inc.	10,031,680	2.0
4,000	Littelfuse, Inc.	1,070,240	0.2
		84,164,496	17.0
	Real Estate: 5.5%
60,000	Alexandria Real Estate Equities, Inc.	7,606,200	1.5
241,452	Douglas Emmett, Inc.	3,501,054	0.7
330,700	Gaming and Leisure Properties, Inc.	16,320,045	3.3
		27,427,299	5.5

	Total Common Stock
	(Cost $89,254,194)	496,333,587	100.1

	Total Investments in Securities
	(Cost $89,254,194)	$496,333,587	100.1
	Liabilities in Excess
	of Other Assets	(268,719)	(0.1)
	Net Assets	$496,064,868	100.0

(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $997,849 or 0.2% of net assets. Please refer to the table below for additional details.

See Accompanying Notes to Financial Statements

VY® Baron Growth Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$19,674,480	$—	$—	$19,674,480
Consumer Discretionary	87,930,292	—	—	87,930,292
Financials	193,297,254	—	—	193,297,254
Health Care	47,849,157	—	—	47,849,157
Industrials	34,992,760	—	997,849	35,990,609
Information Technology	84,164,496	—	—	84,164,496
Real Estate	27,427,299	—	—	27,427,299
Total Common Stock	495,335,738	—	997,849	496,333,587
Total Investments, at fair value	$495,335,738	$—	$997,849	$496,333,587

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2023, VY® Baron Growth Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Northvolt AB - Restricted	9/21/2020	$651,737	$997,849
		$651,737	$997,849

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $91,632,403.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$405,856,045
Gross Unrealized Depreciation	(1,154,863)
Net Unrealized Appreciation	$404,701,182

See Accompanying Notes to Financial Statements

VY® Columbia	PORTFOLIO OF INVESTMENTS
Contrarian Core Portfolio	as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.0%
	Communication Services: 12.5%
9,323 (1)	Alphabet, Inc. - Class A	$1,302,330	2.0
8,049 (1)	Alphabet, Inc. - Class C	1,134,345	1.8
14,222	Comcast Corp. - Class A	623,635	1.0
19,079	Endeavor Group Holdings, Inc. - Class A	452,745	0.7
13,106 (1)	Match Group, Inc.	478,369	0.7
4,974 (1)	Meta Platforms, Inc. - Class A	1,760,597	2.7
15,231 (1)	Pinterest, Inc. - Class A	564,156	0.9
3,411 (1)	Take-Two Interactive Software, Inc.	549,000	0.9
4,355	T-Mobile US, Inc.	698,237	1.1
22,969 (1)	ZoomInfo Technologies, Inc.	424,697	0.7
		7,988,111	12.5
	Consumer Discretionary: 8.0%
17,664 (1)	Amazon.com, Inc.	2,683,868	4.2
2,553 (1)	Dollar Tree, Inc.	362,654	0.6
9,686	Las Vegas Sands Corp.	476,648	0.7
216	McDonald’s Corp.	64,046	0.1
5,894	NIKE, Inc. - Class B	639,912	1.0
13,824	Tapestry, Inc.	508,861	0.8
1,631 (1)	Tesla, Inc.	405,271	0.6
		5,141,260	8.0
	Consumer Staples: 4.5%
32,005 (1)	Coty, Inc. - Class A	397,502	0.6
7,234	Mondelez International, Inc. - Class A	523,959	0.8
4,434	Procter & Gamble Co.	649,758	1.0
7,004	Sysco Corp.	512,203	0.8
5,093	Walmart, Inc.	802,911	1.3
		2,886,333	4.5
	Energy: 3.9%
10,877	Canadian Natural Resources Ltd.	712,661	1.1
7,823	Chevron Corp.	1,166,879	1.8
5,194	EOG Resources, Inc.	628,214	1.0
		2,507,754	3.9
	Financials: 9.0%
2,517	American Express Co.	471,535	0.7
223	Aon PLC - Class A	64,897	0.1
25,701	Bank of America Corp.	865,353	1.3
1,171 (1)	Berkshire Hathaway,
	Inc. - Class B	417,649	0.7
1,297	BlackRock, Inc.	1,052,904	1.6
5,718 (1)	Block, Inc.	442,287	0.7
3,884	Charles Schwab Corp.	267,219	0.4
6,267	JPMorgan Chase &
	Co.	1,066,017	1.7
1,104	S&P Global, Inc.	486,334	0.8
13,076	Wells Fargo & Co.	643,601	1.0
		5,777,796	9.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 12.8%
2,801	Abbott Laboratories	$308,306	0.5
6,475	AbbVie, Inc.	1,003,431	1.6
1,724	Becton Dickinson and Co.	420,363	0.7
4,988 (1)	BioMarin Pharmaceutical, Inc.	480,943	0.7
8,079 (1)	Boston Scientific Corp.	467,047	0.7
1,452	Danaher Corp.	335,906	0.5
2,364	Elevance Health, Inc.	1,114,768	1.7
1,557	Eli Lilly & Co.	907,606	1.4
1,435 (1)	IQVIA Holdings, Inc.	332,030	0.5
26,940	Pfizer, Inc.	775,602	1.2
1,158	Thermo Fisher Scientific, Inc.	614,655	1.0
1,598	UnitedHealth Group, Inc.	841,299	1.3
1,574 (1)	Vertex Pharmaceuticals, Inc.	640,445	1.0
		8,242,401	12.8
	Industrials: 9.8%
7,962	Emerson Electric Co.	774,942	1.2
5,127	General Electric Co.	654,359	1.0
3,727	Honeywell International, Inc.	781,589	1.2
2,448	L3Harris Technologies, Inc.	515,598	0.8
1,736	Parker-Hannifin Corp.	799,775	1.2
5,523	Raytheon Technologies Corp.	464,705	0.7
8,035 (1)	Uber Technologies, Inc.	494,715	0.8
4,079	Union Pacific Corp.	1,001,884	1.6
5,236	United Parcel Service, Inc. - Class B	823,256	1.3
		6,310,823	9.8
	Information Technology: 30.4%
1,878	Accenture PLC - Class A	659,009	1.0
1,083 (1)	Adobe, Inc.	646,118	1.0
2,856 (1)	Advanced Micro Devices, Inc.	421,003	0.7
19,713	Apple, Inc.	3,795,344	5.9
3,213	Entegris, Inc.	384,982	0.6
4,753	International Business Machines Corp.	777,353	1.2
1,637	Intuit, Inc.	1,023,174	1.6
979	Lam Research Corp.	766,811	1.2
4,296	Marvell Technology, Inc.	259,092	0.4
2,177	Mastercard, Inc. - Class A	928,512	1.4
12,195	Microsoft Corp.	4,585,808	7.1
4,629	NVIDIA Corp.	2,292,373	3.6
1,093 (1)	Palo Alto Networks, Inc.	322,304	0.5
5,619	Qualcomm, Inc.	812,676	1.3
5,848	TE Connectivity Ltd.	821,644	1.3

See Accompanying Notes to Financial Statements

VY® Columbia	PORTFOLIO OF INVESTMENTS
Contrarian Core Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
4,071	Visa, Inc. - Class A	$1,059,885	1.6
		19,556,088	30.4
	Materials: 2.7%
2,593	Avery Dennison Corp.	524,201	0.8
12,858	Newmont Corp.	532,193	0.8
2,196	Sherwin-Williams Co.	684,932	1.1
		1,741,326	2.7
	Real Estate: 1.3%
3,736	American Tower Corp.	806,528	1.3

	Utilities: 2.1%
7,053	Ameren Corp.	510,214	0.8
4,119	DTE Energy Co.	454,161	0.7
6,324	Public Service Enterprise Group, Inc.	386,713	0.6
		1,351,088	2.1
	Total Common Stock
	(Cost $49,648,891)	62,309,508	97.0
OTHER(2): 0.0%
	Materials: 0.0%
649,000 (3)(4)	SINO Forest Corp.	—	0.0

	Total Other
	(Cost $—)	—	0.0
	Total Long-Term Investments
	(Cost $49,648,891)	62,309,508	97.0

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Mutual Funds: 2.7%
1,747,243 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.260% (Cost $1,747,243)	$1,747,243	2.7

	Total Short-Term Investments
	(Cost $1,747,243)	1,747,243	2.7
	Total Investments in Securities
	(Cost $51,396,134)	$64,056,751	99.7
	Assets in Excess of Other Liabilities	218,713	0.3
	Net Assets	$64,275,464	100.0
(1)	Non-income producing security.

(2)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $– or —% of net assets. Please refer to the table below for additional details.

(5)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

VY® Columbia	PORTFOLIO OF INVESTMENTS
Contrarian Core Portfolio	as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$62,309,508	$—	$—	$62,309,508
Short-Term Investments	1,747,243	—	—	1,747,243
Total Investments, at fair value	$64,056,751	$—	$—	$64,056,751

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2023, VY® Columbia Contrarian Core Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
SINO Forest Corp.	3/1/2013	$—	$—
		$—	$—

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $52,473,993.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$12,913,794
Gross Unrealized Depreciation	(1,331,036)
Net Unrealized Appreciation	$11,582,758

See Accompanying Notes to Financial Statements

VY® Columbia	PORTFOLIO OF INVESTMENTS
Small Cap Value II Portfolio	as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 100.6%
	Communication Services: 1.6%
9,600	Nexstar Media Group, Inc.	$1,504,800	1.0
13,000 (1)	Ziff Davis, Inc.	873,470	0.6
		2,378,270	1.6
	Consumer Discretionary: 10.1%
21,000 (1)	Adient PLC	763,560	0.5
80,800	American Eagle Outfitters, Inc.	1,709,728	1.1
6,700	Group 1 Automotive, Inc.	2,041,758	1.3
50,100	International Game Technology PLC	1,373,241	0.9
25,600	KB Home	1,598,976	1.0
27,270	Kontoor Brands, Inc.	1,702,193	1.1
21,690 (1)	Light & Wonder, Inc.	1,780,966	1.1
27,730	Red Rock Resorts, Inc. - Class A	1,478,841	1.0
15,400	Signet Jewelers Ltd.	1,651,804	1.1
28,000 (1)	Taylor Morrison Home Corp.	1,493,800	1.0
		15,594,867	10.1
	Consumer Staples: 1.8%
24,310 (1)	BellRing Brands, Inc.	1,347,503	0.9
32,500 (1)	TreeHouse Foods, Inc.	1,347,125	0.9
		2,694,628	1.8
	Energy: 8.7%
26,800 (1)	Callon Petroleum Co.	868,320	0.6
7,800	Chord Energy Corp.	1,296,594	0.8
27,100	Civitas Resources, Inc.	1,853,098	1.2
66,700	Golar LNG Ltd.	1,533,433	1.0
19,800	Helmerich & Payne, Inc.	717,156	0.5
15,400	Matador Resources Co.	875,644	0.6
40,600	Murphy Oil Corp.	1,731,996	1.1
105,150	Permian Resources Corp.	1,430,040	0.9
31,500	SM Energy Co.	1,219,680	0.8
67,800 (1)	Talos Energy, Inc.	964,794	0.6
149,900 (1)	Transocean Ltd.	951,865	0.6
		13,442,620	8.7
	Financials: 24.7%
40,700	Ameris Bancorp	2,159,135	1.4
21,800	AMERISAFE, Inc.	1,019,804	0.7
91,100 (1)	AvidXchange Holdings, Inc.	1,128,729	0.7
24,480	Axis Capital Holdings Ltd.	1,355,458	0.9
34,619	Bank of NT Butterfield & Son Ltd.	1,108,154	0.7
52,130	BankUnited, Inc.	1,690,576	1.1
45,630	Cathay General Bancorp	2,033,729	1.3
82,420	First Horizon Corp.	1,167,067	0.8
111,370	Fulton Financial Corp.	1,833,150	1.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
44,520	Hancock Whitney Corp.	$2,163,227	1.4
19,170	Houlihan Lokey, Inc.	2,298,675	1.5
28,500	Independent Bank Corp.	1,875,585	1.2
76,089	MGIC Investment Corp.	1,467,757	1.0
155,100	New York Community Bancorp, Inc.	1,586,673	1.0
17,230	Popular, Inc.	1,414,066	0.9
78,860	Radian Group, Inc.	2,251,453	1.5
52,600	Renasant Corp.	1,771,568	1.2
20,400	Stifel Financial Corp.	1,410,660	0.9
6,920 (1)	StoneX Group, Inc.	510,903	0.3
43,060	Synovus Financial Corp.	1,621,209	1.1
24,000	UMB Financial Corp.	2,005,200	1.3
48,080	Washington Federal, Inc.	1,584,717	1.0
16,700	Westamerica BanCorp	942,047	0.6
36,230	Zions Bancorp NA	1,589,410	1.0
		37,988,952	24.7
	Health Care: 6.5%
17,790 (1)	Apellis Pharmaceuticals, Inc.	1,064,910	0.7
19,240 (1)	Arrowhead Pharmaceuticals, Inc.	588,744	0.4
165,121 (1)	GoodRx Holdings, Inc. - Class A	1,106,311	0.7
14,430 (1)	Haemonetics Corp.	1,233,909	0.8
15,600 (1)	Ideaya Biosciences, Inc.	555,048	0.4
25,490 (1)	Insmed, Inc.	789,935	0.5
31,370 (1)	LivaNova PLC	1,623,084	1.1
18,520 (1)	Merit Medical Systems, Inc.	1,406,779	0.9
13,900 (1)	Prestige Consumer Healthcare, Inc.	850,958	0.5
21,550 (1)	SpringWorks Therapeutics, Inc.	786,575	0.5
		10,006,253	6.5
	Industrials: 20.4%
39,200	ABM Industries, Inc.	1,757,336	1.1
149,100 (1)	Alight, Inc. - Class A	1,271,823	0.8
68,200 (1)	API Group Corp.	2,359,720	1.5
13,070	ArcBest Corp.	1,571,144	1.0
17,820	AZZ, Inc.	1,035,164	0.7
21,530 (1)	Beacon Roofing Supply, Inc.	1,873,540	1.2
51,700 (1)	Core & Main, Inc. - Class A	2,089,197	1.4
34,500 (1)	CoreCivic, Inc.	501,285	0.3
39,900 (1)	Fluor Corp.	1,562,883	1.0
45,300	FTAI Aviation Ltd.	2,101,920	1.4
13,500	Herc Holdings, Inc.	2,010,015	1.3
33,922	Hillenbrand, Inc.	1,623,168	1.1
25,800	HNI Corp.	1,079,214	0.7
13,800	ICF International, Inc.	1,850,442	1.2

See Accompanying Notes to Financial Statements

VY® Columbia	PORTFOLIO OF INVESTMENTS
Small Cap Value II Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
55,664	Marten Transport Ltd.	$1,167,831	0.8
18,880	Matson, Inc.	2,069,248	1.3
13,132	Moog, Inc. - Class A	1,901,251	1.2
28,600 (1)	Parsons Corp.	1,793,506	1.2
14,500	Science Applications International Corp.	1,802,640	1.2
		31,421,327	20.4
	Information Technology: 5.9%
15,200 (1)	Blackbaud, Inc.	1,317,840	0.9
17,600 (1)	Coherent Corp.	766,128	0.5
9,900 (1)	Diodes, Inc.	797,148	0.5
68,330 (1)	Extreme Networks, Inc.	1,205,341	0.8
64,400 (1)	Knowles Corp.	1,153,404	0.7
71,750 (1)	Kyndryl Holdings, Inc.	1,490,965	1.0
18,200	Progress Software Corp.	988,260	0.6
20,400 (1)	Ultra Clean Holdings, Inc.	696,456	0.5
28,800	Vishay Intertechnology, Inc.	690,336	0.4
		9,105,878	5.9
	Materials: 8.0%
26,280 (1)	ATI, Inc.	1,194,952	0.8
38,300	Avient Corp.	1,592,131	1.1
20,700	Cabot Corp.	1,728,450	1.1
20,000	Carpenter Technology Corp.	1,416,000	0.9
75,200 (1)	Constellium SE	1,500,992	1.0
14,400	Materion Corp.	1,873,872	1.2
68,800 (1)	O-I Glass, Inc.	1,126,944	0.7
48,940 (1)	Summit Materials, Inc. - Class A	1,882,232	1.2
		12,315,573	8.0
	Real Estate: 9.2%
76,000	DigitalBridge Group, Inc.	1,333,040	0.9
25,800	First Industrial Realty Trust, Inc.	1,358,886	0.9
95,900	Kite Realty Group Trust	2,192,274	1.4
105,750	Macerich Co.	1,631,723	1.1
41,800	Rayonier, Inc.	1,396,538	0.9
126,260	RLJ Lodging Trust	1,479,767	1.0
35,300	STAG Industrial, Inc.	1,385,878	0.9
88,200	Tanger Factory Outlet Centers, Inc.	2,444,904	1.6
13,700	Terreno Realty Corp.	858,579	0.5
		14,081,589	9.2
	Utilities: 3.7%
42,400	Clearway Energy, Inc. - Class C	1,163,032	0.8
35,900	New Jersey Resources Corp.	1,600,422	1.0
19,200	ONE Gas, Inc.	1,223,424	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
37,300	Portland General Electric Co.	$1,616,582	1.1
		5,603,460	3.7
	Total Common Stock
	(Cost $127,539,644)	154,633,417	100.6
EXCHANGE-TRADED FUNDS: 0.5%
8,920	SPDR S&P Biotech ETF	796,467	0.5

	Total Exchange-Traded Funds
	(Cost $669,328)	796,467	0.5
	Total Long-Term Investments
	(Cost $128,208,972)	155,429,884	101.1

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
389,252 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.260% (Cost $389,252)	$389,252	0.3

	Total Short-Term Investments
	(Cost $389,252)	389,252	0.3
	Total Investments in Securities
	(Cost $128,598,224)	$155,819,136	101.4
	Liabilities in Excess of Other Assets	(2,095,596)	(1.4)
	Net Assets	$153,723,540	100.0

(1)	Non-income producing security.

(2)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

VY® Columbia	PORTFOLIO OF INVESTMENTS
Small Cap Value II Portfolio	as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$154,633,417	$—	$—	$154,633,417
Exchange-Traded Funds	796,467	—	—	796,467
Short-Term Investments	389,252	—	—	389,252
Total Investments, at fair value	$155,819,136	$—	$—	$155,819,136

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $129,903,985.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$28,174,342
Gross Unrealized Depreciation	(2,259,191)
Net Unrealized Appreciation	$25,915,151

See Accompanying Notes to Financial Statements

VY® Invesco Comstock Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	Communication Services: 8.5%
29,915 (1)	Alphabet, Inc. - Class A	$4,178,826	1.6
5,056 (1)	Charter Communications, Inc. - Class A	1,965,166	0.8
64,260	Comcast Corp. - Class A	2,817,801	1.1
19,256 (1)	Meta Platforms, Inc. - Class A	6,815,854	2.7
15,242	T-Mobile US, Inc.	2,443,750	1.0
24,313	Walt Disney Co.	2,195,221	0.9
96,583 (1)	Warner Bros Discovery, Inc.	1,099,115	0.4
		21,515,733	8.5
	Consumer Discretionary: 5.3%
228 (1)	Booking Holdings, Inc.	808,766	0.3
49,093	eBay, Inc.	2,141,437	0.8
103,684	General Motors Co.	3,724,329	1.5
64,718	Las Vegas Sands Corp.	3,184,773	1.3
9,746	Ralph Lauren Corp.	1,405,373	0.6
22,011	Starbucks Corp.	2,113,276	0.8
		13,377,954	5.3
	Consumer Staples: 9.3%
37,565	Coca-Cola Co.	2,213,705	0.9
479,798	Haleon PLC	1,964,421	0.8
93,090	Keurig Dr Pepper, Inc.	3,101,759	1.2
27,209	Kimberly-Clark Corp.	3,306,166	1.3
77,459	Kraft Heinz Co.	2,864,434	1.1
66,759	Philip Morris International, Inc.	6,280,687	2.5
43,740	Sysco Corp.	3,198,706	1.2
16,268	Tyson Foods, Inc. - Class A	874,405	0.3
		23,804,283	9.3
	Energy: 9.5%
11,122	Cheniere Energy, Inc.	1,898,637	0.7
36,258	Chevron Corp.	5,408,243	2.1
21,966	ConocoPhillips	2,549,594	1.0
27,378	Exxon Mobil Corp.	2,737,253	1.1
15,821	Hess Corp.	2,280,755	0.9
92,990	Marathon Oil Corp.	2,246,638	0.9
7,022	Pioneer Natural Resources Co.	1,579,107	0.6
15,130	Shell PLC, ADR	995,554	0.4
138,897	Suncor Energy, Inc.	4,450,260	1.8
		24,146,041	9.5
	Financials: 20.2%
17,439	Allstate Corp.	2,441,111	1.0
82,202	American International Group, Inc.	5,569,185	2.2
185,856	Bank of America Corp.	6,257,772	2.4
64,159	Citigroup, Inc.	3,300,339	1.3
74,198	Citizens Financial Group, Inc.	2,458,922	1.0
96,083	Fifth Third Bancorp	3,313,903	1.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
9,135	Goldman Sachs Group, Inc.	$3,524,009	1.4
234,646	Huntington Bancshares, Inc.	2,984,697	1.2
22,093	JPMorgan Chase & Co.	3,758,019	1.5
16,736	M&T Bank Corp.	2,294,171	0.9
36,273	MetLife, Inc.	2,398,733	0.9
12,794	Morgan Stanley	1,193,040	0.5
63,634	State Street Corp.	4,929,090	1.9
141,630	Wells Fargo & Co.	6,971,029	2.7
		51,394,020	20.2
Health Care: 15.3%
4,589	AbbVie, Inc.	711,157	0.3
38,078	Baxter International, Inc.	1,472,096	0.6
8,899	Becton Dickinson and Co.	2,169,843	0.8
36,408	Bristol-Myers Squibb Co.	1,868,095	0.7
56,881	CVS Health Corp.	4,491,324	1.8
32,933	DENTSPLY SIRONA, Inc.	1,172,086	0.4
11,231	Elevance Health, Inc.	5,296,090	2.1
35,900 (1)	Henry Schein, Inc.	2,717,989	1.1
4,297	Humana, Inc.	1,967,210	0.8
23,213	Johnson & Johnson	3,638,406	1.4
31,138	Medtronic PLC	2,565,148	1.0
36,870	Merck & Co., Inc.	4,019,567	1.6
86,202	Sanofi, ADR	4,286,825	1.7
17,069	Universal Health Services, Inc. - Class B	2,601,998	1.0
		38,977,834	15.3
	Industrials: 11.6%
13,142	Caterpillar, Inc.	3,885,695	1.5
15,687	Eaton Corp. PLC	3,777,743	1.5
39,302	Emerson Electric Co.	3,825,264	1.5
17,571	FedEx Corp.	4,444,936	1.7
23,610	General Electric Co.	3,013,344	1.2
77,472	Johnson Controls International PLC	4,465,486	1.8
32,528	Textron, Inc.	2,615,902	1.0
28,090	Westinghouse Air Brake Technologies Corp.	3,564,621	1.4
		29,592,991	11.6
	Information Technology: 13.4%
90,484	Cisco Systems, Inc.	4,571,252	1.8
47,883	Cognizant Technology Solutions Corp. - Class A	3,616,603	1.4
111,885 (1)	DXC Technology Co.	2,558,810	1.0
19,556 (1)	F5, Inc.	3,500,133	1.4
87,670	Intel Corp.	4,405,417	1.7
16,888	Microsoft Corp.	6,350,563	2.5
19,876	NXP Semiconductors NV	4,565,120	1.8

See Accompanying Notes to Financial Statements

VY® Invesco Comstock Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
32,278	Qualcomm, Inc.	$4,668,367	1.8
		34,236,265	13.4
	Materials: 3.0%
31,212	CF Industries Holdings, Inc.	2,481,354	1.0
35,335	Corteva, Inc.	1,693,253	0.6
96,451	International Paper Co.	3,486,704	1.4
		7,661,311	3.0
	Real Estate: 0.4%
3,763	SBA Communications Corp.	954,636	0.4

	Utilities: 1.3%
68,972	Dominion Energy, Inc.	3,241,684	1.3
	Total Common Stock (Cost $206,773,558)	248,902,752	97.8

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Mutual Funds: 2.1%
5,280,233 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.260% (Cost $5,280,233)	$5,280,233	2.1
	Total Short-Term Investments (Cost $5,280,233)	5,280,233	2.1
	Total Investments in Securities (Cost $212,053,791)	$254,182,985	99.9
	Assets in Excess of Other Liabilities	332,160	0.1
	Net Assets	$254,515,145	100.0

ADR	American Depositary Receipt

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

VY® Invesco Comstock Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$21,515,733	$—	$—	$21,515,733
Consumer Discretionary	13,377,954	—	—	13,377,954
Consumer Staples	21,839,862	1,964,421	—	23,804,283
Energy	24,146,041	—	—	24,146,041
Financials	51,394,020	—	—	51,394,020
Health Care	38,977,834	—	—	38,977,834
Industrials	29,592,991	—	—	29,592,991
Information Technology	34,236,265	—	—	34,236,265
Materials	7,661,311	—	—	7,661,311
Real Estate	954,636	—	—	954,636
Utilities	3,241,684	—	—	3,241,684
Total Common Stock	246,938,331	1,964,421	—	248,902,752
Short-Term Investments	5,280,233	—	—	5,280,233
Total Investments, at fair value	$252,218,564	$1,964,421	$—	$254,182,985
Other Financial Instruments+
Forward Foreign Currency Contracts	—	162	—	162
Total Assets	$252,218,564	$1,964,583	$—	$254,183,147
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(55,796)	$—	$(55,796)
Total Liabilities	$—	$(55,796)	$—	$(55,796)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following forward foreign currency contracts were outstanding for VY® Invesco Comstock Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,091,215	EUR	1,911,610	CIBC World Markets Corp.	01/19/24	$(20,650)
USD	2,180,087	CAD	2,917,330	Deutsche Bank AG	01/19/24	(22,134)
EUR	39,227	USD	43,203	RBC Capital Markets Corp.	01/19/24	133
CAD	74,939	USD	56,541	RBC Capital Markets Corp.	01/19/24	29
USD	53,556	EUR	48,864	RBC Capital Markets Corp.	01/19/24	(427)
USD	77,012	CAD	102,717	RBC Capital Markets Corp.	01/19/24	(526)
USD	1,469,195	GBP	1,161,971	RBC Capital Markets Corp.	01/19/24	(12,059)
						$(55,634)

Currency Abbreviations:

CAD	—	Canadian Dollar
EUR	—	EU Euro
GBP	—	British Pound
USD	—	United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

See Accompanying Notes to Financial Statements

VY® Invesco Comstock Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$162
Total Asset Derivatives		$162

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$55,796
Total Liability Derivatives		$55,796

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(107,886)
Total	$(107,886)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(29,017)
Total	$(29,017)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2023:

	CIBC World Markets Corp.	Deutsche Bank AG	RBC Capital Markets Corp.	Total
Assets:
Forward foreign currency contracts	$—	$—	$162	$162
Total Assets	$—	$—	$162	$162
Liabilities:
Forward foreign currency contracts	$20,650	$22,134	$13,012	$55,796
Total Liabilities	$20,650	$22,134	$13,012	$55,796
Net OTC derivative instruments by counterparty, at fair value	$(20,650)	$(22,134)	$(12,850)	$(55,634)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$–
Net Exposure(1)	$(20,650)	$(22,134)	$(12,850)	$(55,634)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $217,442,220.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$48,905,328
Gross Unrealized Depreciation	(12,219,550)
Net Unrealized Appreciation	$36,685,778

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Principal Amount†		Value	Percentage of Net Assets
COMMON STOCK: 62.4%
	Communication Services: 5.2%
108,743 (1)	Alphabet, Inc. - Class A	$15,190,310	1.5
18,920 (1)	Charter Communications, Inc. - Class A	7,353,826	0.7
141,651	Comcast Corp. - Class A	6,211,396	0.6
17,174 (1)	Meta Platforms, Inc. - Class A	6,078,909	0.6
66,851	T-Mobile US, Inc.	10,718,221	1.0
84,601	Walt Disney Co.	7,638,624	0.8
		53,191,286	5.2

	Consumer Discretionary: 3.8%
88,853 (1)	Amazon.com, Inc.	13,500,325	1.3
199,251	General Motors Co.	7,157,096	0.7
44,871	Genuine Parts Co.	6,214,633	0.6
128,557	Las Vegas Sands Corp.	6,326,290	0.6
58,316	TJX Cos., Inc.	5,470,624	0.6
		38,668,968	3.8

	Consumer Staples: 3.2%
198,148	Kraft Heinz Co.	7,327,513	0.7
121,827	Philip Morris International, Inc.	11,461,484	1.1
114,151	Sysco Corp.	8,347,863	0.8
134,383 (1)	US Foods Holding Corp.	6,102,332	0.6
		33,239,192	3.2

	Energy: 5.4%
57,907	Chevron Corp.	8,637,408	0.8
137,000	ConocoPhillips	15,901,590	1.5
129,998	Exxon Mobil Corp.	12,997,200	1.3
51,420	Phillips 66	6,846,059	0.7
186,249	Shell PLC	6,096,684	0.6
171,188	Suncor Energy, Inc.	5,484,269	0.5
		55,963,210	5.4

	Financials: 13.7%
48,848	Allstate Corp.	6,837,743	0.7
29,792	American Express Co.	5,581,233	0.5
204,305	American International Group, Inc.	13,841,664	1.3
618,064	Bank of America Corp.	20,810,215	2.0
126,504	Charles Schwab Corp.	8,703,475	0.8
160,961	Citizens Financial Group, Inc.	5,334,248	0.5
77,528 (1)	Fiserv, Inc.	10,298,819	1.0
30,457	Goldman Sachs Group, Inc.	11,749,397	1.1
118,661	KKR & Co., Inc.	9,831,064	1.0
70,460	PNC Financial Services Group, Inc.	10,910,731	1.1
538,318	Wells Fargo & Co.	26,496,012	2.6
45,242	Willis Towers Watson PLC	10,912,370	1.1
		141,306,971	13.7
Principal Amount†		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 9.8%
184,844	Bristol-Myers Squibb Co.	$9,484,346	0.9
136,151 (1)	Centene Corp.	10,103,766	1.0
27,107	Cigna Group	8,117,191	0.8
119,536	CVS Health Corp.	9,438,562	0.9
10,228	Elevance Health, Inc.	4,823,116	0.5
69,657	GE HealthCare Technologies, Inc.	5,385,879	0.5
272,922	GSK PLC	5,040,646	0.5
76,839	Johnson & Johnson	12,043,745	1.2
134,466	Medtronic PLC	11,077,309	1.1
63,084	Merck & Co., Inc.	6,877,418	0.7
180,883	Pfizer, Inc.	5,207,622	0.5
82,225	Sanofi	8,170,908	0.8
30,501	Universal Health Services, Inc. - Class B	4,649,572	0.4
		100,420,080	9.8

	Industrials: 8.3%
237,259	CSX Corp.	8,225,770	0.8
64,423	Emerson Electric Co.	6,270,291	0.6
31,118	FedEx Corp.	7,871,920	0.8
64,068	Ferguson PLC	12,369,609	1.2
27,853	JB Hunt Transport Services, Inc.	5,563,358	0.5
205,428	Johnson Controls International PLC	11,840,870	1.1
24,946	Parker-Hannifin Corp.	11,492,622	1.1
113,332	Raytheon Technologies Corp.	9,535,754	0.9
58,765	Stanley Black & Decker, Inc.	5,764,847	0.6
83,921	Textron, Inc.	6,748,927	0.7
		85,683,968	8.3

	Information Technology: 7.2%
214,869	Cisco Systems, Inc.	10,855,182	1.1
108,643	Cognizant Technology Solutions Corp. - Class A	8,205,806	0.8
226,762	Intel Corp.	11,394,791	1.1
9,066	Lam Research Corp.	7,101,035	0.7
80,577	Micron Technology, Inc.	6,876,441	0.7
29,143	NXP Semiconductors NV	6,693,564	0.7
81,059	Oracle Corp.	8,546,050	0.8
29,164 (1)	Salesforce, Inc.	7,674,215	0.7
44,574	TE Connectivity Ltd.	6,262,647	0.6
		73,609,731	7.2

	Materials: 2.1%
287,528	Barrick Gold Corp.	5,201,382	0.5
106,569	Corteva, Inc.	5,106,786	0.5
81,763	DuPont de Nemours, Inc.	6,290,028	0.6
32,609	PPG Industries, Inc.	4,876,676	0.5
		21,474,872	2.1

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: 1.9%
206,513 (1)	CBRE Group, Inc. - Class A	$19,224,295	1.9

	Utilities: 1.8%
78,552	American Electric Power Co., Inc.	6,379,994	0.6
149,699	FirstEnergy Corp.	5,487,965	0.5
245,082	PPL Corp.	6,641,722	0.7
		18,509,681	1.8
	Total Common Stock (Cost $536,548,375)	641,292,254	62.4
CONVERTIBLE BONDS/NOTES: 8.9%
	Communications: 2.7%
5,066,000 (2)	Airbnb, Inc., 4.860%, 03/15/2026	4,562,440	0.5
2,761,000	Cable One, Inc., 1.125%, 03/15/2028	2,105,262	0.2
5,339,000 (2)	Cable One, Inc., 7.440%, 03/15/2026	4,556,836	0.4
3,035,000 (3)	Liberty Broadband Corp., 3.125%, 03/31/2053	3,014,058	0.3
2,950,000	Liberty Latin America Ltd., 2.000%, 07/15/2024	2,846,750	0.3
1,513,000	Liberty Media Corp.- Liberty Formula One, 2.250%, 08/15/2027	1,542,393	0.2
1,577,000 (3)(4)	Match Group Financeco 2, Inc., 0.875%, 06/15/2026	1,426,239	0.1
1,560,000 (3)	Match Group Financeco 3, Inc., 2.000%, 01/15/2030	1,362,036	0.1
3,298,000	Shopify, Inc., 0.125%, 11/01/2025	3,126,504	0.3
3,226,000	Snap, Inc., 0.750%, 08/01/2026	3,441,336	0.3
		27,983,854	2.7

	Consumer, Non-cyclical: 2.6%
3,300,000	Alnylam Pharmaceuticals, Inc., 1.000%, 09/15/2027	3,258,750	0.3
4,428,000	Block, Inc., 0.125%, 03/01/2025	4,347,853	0.4
4,845,000 (4)	Halozyme Therapeutics, Inc., 0.250%, 03/01/2027	4,212,243	0.4
4,310,000	Integra LifeSciences Holdings Corp., 0.500%, 08/15/2025	4,068,640	0.4
2,734,000 (4)	Jazz Investments I Ltd., 2.000%, 06/15/2026	2,770,909	0.3
1,305,000 (3)	Merit Medical Systems, Inc., 3.000%, 02/01/2029	1,450,508	0.1
Principal Amount†		Value	Percentage of Net Assets
CONVERTIBLE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
2,257,000	Neurocrine Biosciences, Inc., 2.250%, 05/15/2024	$3,913,638	0.4
3,240,000	Pacira BioSciences, Inc., 0.750%, 08/01/2025	3,003,075	0.3
		27,025,616	2.6

	Energy: 0.2%
1,995,000	Northern Oil and Gas, Inc., 3.625%, 04/15/2029	2,362,080	0.2

	Financials: 0.2%
1,576,000 (3)	Welltower OP LLC, 2.750%, 05/15/2028	1,750,306	0.2

	Industrials: 0.3%
3,162,000	John Bean Technologies Corp., 0.250%, 05/15/2026	2,869,199	0.3

	Technology: 1.9%
5,205,000 (2)	Dropbox, Inc., 0.650%, 03/01/2026	5,132,130	0.5
6,383,000 (4)	Microchip Technology, Inc., 0.125%, 11/15/2024	7,005,342	0.7
7,770,000	Splunk, Inc., 1.125%, 06/15/2027	7,564,095	0.7
		19,701,567	1.9

	Utilities: 1.0%
4,887,000 (3)	FirstEnergy Corp., 4.000%, 05/01/2026	4,865,008	0.5
4,988,000 (3)	PPL Capital Funding, Inc., 2.875%, 03/15/2028	4,855,818	0.5
		9,720,826	1.0
	Total Convertible Bonds/Notes (Cost $89,723,219)	91,413,448	8.9
CORPORATE BONDS/NOTES: 13.0%
	Basic Materials: 0.1%
195,000	International Paper Co., 6.000%, 11/15/2041	206,681	0.0
441,000 (3)	LYB Finance Co. BV, 8.100%, 03/15/2027	475,260	0.1
150,000	Rio Tinto Finance USA Ltd., 7.125%, 07/15/2028	165,298	0.0
211,000	Sherwin-Williams Co., 4.500%, 06/01/2047	193,485	0.0
		1,040,724	0.1

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: 1.4%
1,602,000	Amazon.com, Inc., 2.875%, 05/12/2041	$1,260,118	0.1
455,000	America Movil SAB de CV, 4.375%, 07/16/2042	411,730	0.0
334,000	AT&T, Inc., 3.550%, 09/15/2055	240,368	0.0
533,000	AT&T, Inc., 4.300%, 02/15/2030	522,366	0.1
559,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	554,003	0.1
171,000	Comcast Corp., 2.887%, 11/01/2051	115,776	0.0
283,000	Comcast Corp., 2.937%, 11/01/2056	186,301	0.0
1,119,000	Comcast Corp., 3.150%, 03/01/2026	1,086,587	0.1
910,000	Comcast Corp., 3.900%, 03/01/2038	814,409	0.1
1,055,000	Comcast Corp., 4.150%, 10/15/2028	1,041,220	0.1
188,000 (3)	Cox Communications, Inc., 2.950%, 10/01/2050	120,805	0.0
373,000	Discovery Communications LLC, 4.900%, 03/11/2026	372,098	0.0
1,307,000	Meta Platforms, Inc., 5.600%, 05/15/2053	1,417,620	0.1
559,000	Omnicom Group, Inc. / Omnicom Capital, Inc., 3.600%, 04/15/2026	545,008	0.1
910,000	Rogers Communications, Inc., 4.300%, 02/15/2048	760,056	0.1
415,000	Rogers Communications, Inc., 4.500%, 03/15/2043	366,156	0.0
459,375 (3)	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co. III LLC, 4.738%, 09/20/2029	455,631	0.1
860,000	Telefonica Emisiones SA, 5.213%, 03/08/2047	798,289	0.1
1,025,000	T-Mobile USA, Inc., 2.700%, 03/15/2032	874,125	0.1
714,000 (4)	T-Mobile USA, Inc., 3.400%, 10/15/2052	520,641	0.1
284,000	T-Mobile USA, Inc., 6.000%, 06/15/2054	311,763	0.0
373,000	TWDC Enterprises 18 Corp., 3.000%, 02/13/2026	360,830	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
1,305,000	Verizon Communications, Inc., 3.376%, 02/15/2025	$1,281,323	0.1
539,000	Verizon Communications, Inc., 3.400%, 03/22/2041	429,364	0.0
		14,846,587	1.4

	Consumer, Cyclical: 1.1%
398,751	American Airlines Pass Through Trust 2014-1, A, 3.700%, 04/01/2028	371,441	0.0
1,705,000 (4)	Dollar General Corp., 4.250%, 09/20/2024	1,686,953	0.2
563,000	General Motors Co., 6.600%, 04/01/2036	603,335	0.1
713,000	General Motors Financial Co., Inc., 5.250%, 03/01/2026	713,704	0.1
1,800,000	Home Depot, Inc., 5.125%, 04/30/2025	1,810,290	0.2
546,000 (4)	Honda Motor Co. Ltd., 2.967%, 03/10/2032	499,507	0.0
473,000	Lowe’s Cos., Inc., 4.250%, 04/01/2052	400,972	0.0
740,000	Starbucks Corp., 3.550%, 08/15/2029	713,730	0.1
193,281	United Airlines Pass Through Trust 2012-1, A, 4.150%, 10/11/2025	192,424	0.0
489,701	United Airlines Pass Through Trust 2014-2, A, 3.750%, 03/03/2028	467,114	0.0
455,729	United Airlines Pass Through Trust 2018-1, AA, 3.500%, 09/01/2031	416,043	0.0
737,000	Walgreens Boots Alliance, Inc., 4.500%, 11/18/2034	656,026	0.1
1,640,000	Warnermedia Holdings, Inc., 3.788%, 03/15/2025	1,608,100	0.1
796,000	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	702,136	0.1
989,000	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	849,497	0.1
		11,691,272	1.1

	Consumer, Non-cyclical: 1.6%
1,299,000	AbbVie, Inc., 4.050%, 11/21/2039	1,173,633	0.1
1,137,000	AbbVie, Inc., 4.500%, 05/14/2035	1,112,755	0.1
185,000	AbbVie, Inc., 4.850%, 06/15/2044	180,231	0.0
1,273,000	Altria Group, Inc., 5.800%, 02/14/2039	1,298,938	0.1

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
695,000	Amgen, Inc., 5.250%, 03/02/2025	$696,850	0.1
1,475,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	1,471,027	0.2
216,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	211,900	0.0
498,000 (3)	Bayer US Finance II LLC, 4.375%, 12/15/2028	473,709	0.1
274,000 (3)	Bayer US Finance LLC, 6.875%, 11/21/2053	292,112	0.0
218,000	Becton Dickinson & Co., 4.875%, 05/15/2044	196,887	0.0
654,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	589,703	0.1
522,000	Bristol-Myers Squibb Co., 6.250%, 11/15/2053	597,888	0.1
107,000	Cigna Group, 4.800%, 08/15/2038	103,557	0.0
620,000	CVS Health Corp., 3.375%, 08/12/2024	611,622	0.1
295,506	CVS Pass-Through Trust, 6.036%, 12/10/2028	298,577	0.0
80,000	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/2038	92,977	0.0
300,000	Haleon US Capital LLC, 4.000%, 03/24/2052	254,502	0.0
1,232,000 (3)	Heineken NV, 3.500%, 01/29/2028	1,194,769	0.1
240,000 (4)	Ingredion, Inc., 6.625%, 04/15/2037	261,559	0.0
619,000	Kenvue, Inc., 5.050%, 03/22/2053	640,962	0.1
92,000	Mead Johnson Nutrition Co., 4.125%, 11/15/2025	90,814	0.0
413,000	Medtronic, Inc., 4.375%, 03/15/2035	403,435	0.0
513,000	Molson Coors Beverage Co., 4.200%, 07/15/2046	437,888	0.0
1,055,000	Philip Morris International, Inc., 3.250%, 11/10/2024	1,037,445	0.1
820,000	Philip Morris International, Inc., 4.875%, 11/15/2043	771,302	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
1,930,000	Thermo Fisher Scientific, Inc., 1.215%, 10/18/2024	$1,869,289	0.2
155,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	131,833	0.0
79,000	Zoetis, Inc., 4.700%, 02/01/2043	75,659	0.0
		16,571,823	1.6

	Energy: 1.3%
927,000	BP Capital Markets America, Inc., 2.939%, 06/04/2051	642,850	0.1
612,000 (3)	Cameron LNG LLC, 3.701%, 01/15/2039	519,436	0.0
978,000	Chevron Corp., 2.954%, 05/16/2026	946,454	0.1
392,000	ConocoPhillips Co., 4.150%, 11/15/2034	367,834	0.0
387,000	Enbridge, Inc., 5.969%, 03/08/2026	387,103	0.0
570,000	Energy Transfer L.P., 4.900%, 03/15/2035	543,861	0.1
723,000	Energy Transfer L.P., 5.000%, 05/15/2050	645,753	0.1
835,000 (4)	Energy Transfer L.P., 5.300%, 04/01/2044	770,049	0.1
423,000	Energy Transfer L.P., 6.400%, 12/01/2030	452,753	0.0
833,000	Enterprise Products Operating LLC, 4.250%, 02/15/2048	732,942	0.1
564,000	Exxon Mobil Corp., 2.709%, 03/06/2025	551,215	0.1
1,128,000	Exxon Mobil Corp., 3.043%, 03/01/2026	1,096,043	0.1
902,000	Kinder Morgan, Inc., 4.300%, 06/01/2025	891,453	0.1
700,000	Kinder Morgan, Inc., 5.300%, 12/01/2034	695,443	0.1
973,000	MPLX L.P., 4.500%, 04/15/2038	867,459	0.1
1,128,000	Shell International Finance BV, 3.250%, 05/11/2025	1,106,879	0.1
858,000	Spectra Energy Partners L.P., 4.500%, 03/15/2045	736,814	0.1
215,000	Texas Eastern Transmission L.P., 7.000%, 07/15/2032	240,936	0.0
507,000	Valero Energy Corp., 4.000%, 06/01/2052	391,377	0.0
499,000	Williams Cos., Inc., 5.400%, 03/02/2026	504,139	0.0
		13,090,793	1.3

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financials: 4.7%
391,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.850%, 10/29/2041	$315,368	0.0
1,870,000	Air Lease Corp., 4.250%, 09/15/2024	1,849,895	0.2
410,000	Allstate Corp., 3.280%, 12/15/2026	395,792	0.0
393,000	American Equity Investment Life Holding Co., 5.000%, 06/15/2027	378,035	0.0
2,380,000	American Express Co., 3.375%, 05/03/2024	2,362,285	0.2
543,000	American Express Co., 3.625%, 12/05/2024	534,370	0.1
831,000	American Tower Corp., 1.600%, 04/15/2026	768,604	0.1
440,000 (3)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	436,649	0.0
285,000 (3)	Athene Global Funding, 2.750%, 06/25/2024	280,443	0.0
1,095,000 (3)	Aviation Capital Group LLC, 4.875%, 10/01/2025	1,074,100	0.1
834,000 (5)	Bank of America Corp., 2.572%, 10/20/2032	691,789	0.1
720,000	Bank of America Corp., MTN, 3.248%, 10/21/2027	685,541	0.1
725,000 (3)	BBVA Bancomer SA/Texas, 4.375%, 04/10/2024	722,147	0.1
1,281,000	BlackRock, Inc., 4.750%, 05/25/2033	1,293,019	0.1
1,760,000	Brighthouse Financial, Inc., 3.850%, 12/22/2051	1,161,055	0.1
765,000	Brookfield Corp., 4.000%, 01/15/2025	753,531	0.1
630,000 (5)	Citigroup, Inc., 3.668%, 07/24/2028	600,823	0.1
1,930,000 (4)	Citigroup, Inc., 4.000%, 08/05/2024	1,909,555	0.2
520,000	Citigroup, Inc., 4.750%, 05/18/2046	465,591	0.0
260,000	Citigroup, Inc., 5.300%, 05/06/2044	249,890	0.0
560,000	Citigroup, Inc., 6.675%, 09/13/2043	629,232	0.1
1,348,000	Crown Castle, Inc., 2.500%, 07/15/2031	1,125,065	0.1
60,000	Crown Castle, Inc., 4.750%, 05/15/2047	52,182	0.0
1,013,000	CubeSmart L.P., 2.500%, 02/15/2032	843,769	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financials: (continued)
2,088,000 (3)	Delaware Life Global Funding 21-1, 2.662%, 06/29/2026	$1,956,287	0.2
2,275,000	EPR Properties, 4.750%, 12/15/2026	2,178,505	0.2
587,000	Extra Space Storage L.P., 3.500%, 07/01/2026	563,688	0.1
346,000	Extra Space Storage L.P., 5.700%, 04/01/2028	354,916	0.0
307,000 (5)	Goldman Sachs Group, Inc., 2.908%, 07/21/2042	224,150	0.0
820,000	Goldman Sachs Group, Inc., 4.250%, 10/21/2025	805,360	0.1
755,000 (3)	Guardian Life Global Funding, 2.900%, 05/06/2024	748,337	0.1
1,790,000 (5)	HSBC Holdings PLC, 2.633%, 11/07/2025	1,745,799	0.2
620,000 (3)(4)	Jackson National Life Global Funding, 3.250%, 01/30/2024	618,855	0.1
550,000 (4)	JPMorgan Chase & Co., 3.200%, 06/15/2026	530,954	0.1
1,270,000 (5)	JPMorgan Chase & Co., 3.509%, 01/23/2029	1,204,309	0.1
1,270,000 (5)	JPMorgan Chase & Co., 3.897%, 01/23/2049	1,054,402	0.1
675,000 (5)	JPMorgan Chase & Co., 4.260%, 02/22/2048	597,120	0.1
1,210,000	Kimco Realty OP LLC, 3.200%, 04/01/2032	1,053,674	0.1
443,000 (3)	KKR Group Finance Co. III LLC, 5.125%, 06/01/2044	406,351	0.0
1,059,000 (3)	KKR Group Finance Co. XII LLC, 4.850%, 05/17/2032	1,036,387	0.1
950,000 (3)	Liberty Mutual Group, Inc., 3.950%, 05/15/2060	686,028	0.1
285,000	Markel Group, Inc., 5.000%, 03/30/2043	256,807	0.0
525,000	Markel Group, Inc., 5.000%, 05/20/2049	490,079	0.0
2,360,000 (3)	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/2024	2,351,529	0.2
1,040,000	Morgan Stanley, GMTN, 4.000%, 07/23/2025	1,025,680	0.1
159,000	Nasdaq, Inc., 5.950%, 08/15/2053	171,088	0.0

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financials: (continued)
1,000,000 (3)	Nationwide Financial Services, Inc., 5.300%, 11/18/2044	$912,424	0.1
1,166,000 (3)	Pacific Life Global Funding II, 5.500%, 08/28/2026	1,188,460	0.1
590,000 (4)	PartnerRe Finance B LLC, 3.700%, 07/02/2029	559,071	0.1
755,000	PNC Financial Services Group, Inc., 3.450%, 04/23/2029	715,393	0.1
397,000 (5)	PNC Financial Services Group, Inc., 6.875%, 10/20/2034	440,892	0.0
200,000	Regency Centers L.P., 2.950%, 09/15/2029	179,535	0.0
300,000	Regency Centers L.P., 4.650%, 03/15/2049	258,255	0.0
805,000 (3)	Societe Generale SA, 5.000%, 01/17/2024	804,545	0.1
670,000	Synchrony Financial, 3.950%, 12/01/2027	627,292	0.1
445,000	Travelers Cos., Inc., 4.600%, 08/01/2043	425,957	0.0
585,000 (3)	UBS Group AG, 4.125%, 04/15/2026	571,610	0.1
410,000	US Bancorp, MTN, 3.100%, 04/27/2026	393,082	0.0
965,000	Wells Fargo & Co., MTN, 3.550%, 09/29/2025	943,475	0.1
470,000	Wells Fargo & Co., MTN, 4.100%, 06/03/2026	459,867	0.0
300,000	Wells Fargo & Co., MTN, 4.650%, 11/04/2044	263,882	0.0
315,000	Willis North America, Inc., 3.600%, 05/15/2024	312,188	0.0
		48,694,963	4.7

	Industrials: 1.1%
970,000	Avnet, Inc., 4.625%, 04/15/2026	954,946	0.1
1,585,000	Boeing Co., 5.805%, 05/01/2050	1,642,459	0.2
381,000	Canadian Pacific Railway Co., 3.000%, 12/02/2041	340,455	0.0
393,000 (3)	Carrier Global Corp., 6.200%, 03/15/2054	454,767	0.1
295,000	FedEx Corp., 4.900%, 01/15/2034	299,051	0.0
1,398,000	Honeywell International, Inc., 4.500%, 01/15/2034	1,405,676	0.1
1,295,000	Lockheed Martin Corp., 3.550%, 01/15/2026	1,272,080	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrials: (continued)
500,000	Lockheed Martin Corp., 4.150%, 06/15/2053	$447,546	0.1
459,000	Norfolk Southern Corp., 3.400%, 11/01/2049	348,755	0.0
446,000	Norfolk Southern Corp., 5.350%, 08/01/2054	464,162	0.1
345,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	317,707	0.0
262,000	Rockwell Automation, Inc., 1.750%, 08/15/2031	216,326	0.0
545,000	RTX Corp., 6.400%, 03/15/2054	631,388	0.1
970,000	Union Pacific Corp., 3.200%, 05/20/2041	777,477	0.1
157,000	Union Pacific Corp., 3.646%, 02/15/2024	156,583	0.0
375,000	Union Pacific Corp., 3.839%, 03/20/2060	306,448	0.0
730,000	Union Pacific Corp., 4.150%, 01/15/2045	613,982	0.1
330,000	United Parcel Service, Inc., 3.400%, 11/15/2046	263,855	0.0
		10,913,663	1.1

	Technology: 1.1%
435,000	Apple, Inc., 3.350%, 02/09/2027	423,998	0.0
1,030,000 (3)	Broadcom, Inc., 3.469%, 04/15/2034	896,560	0.1
1,056,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	1,081,262	0.1
4,000	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	5,261	0.0
1,506,000	Envestnet, Inc., 2.625%, 12/01/2027	1,492,823	0.2
170,000	Fiserv, Inc., 2.750%, 07/01/2024	167,509	0.0
1,152,000	Marvell Technology, Inc., 2.450%, 04/15/2028	1,040,276	0.1
170,000	Micron Technology, Inc., 3.366%, 11/01/2041	127,093	0.0
200,000	Micron Technology, Inc., 4.663%, 02/15/2030	195,381	0.0
649,000	Microsoft Corp., 3.500%, 02/12/2035	615,526	0.1
795,000	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	800,736	0.1
985,000	Oracle Corp., 3.600%, 04/01/2040	786,258	0.1

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
1,000,000	Salesforce, Inc., 2.700%, 07/15/2041	$764,504	0.1
341,000	Take-Two Interactive Software, Inc., 3.700%, 04/14/2027	330,711	0.0
285,000	Texas Instruments, Inc., 2.625%, 05/15/2024	282,111	0.0
1,441,000	VMware, Inc., 1.000%, 08/15/2024	1,400,074	0.1
502,000 (4)	Workday, Inc., 3.500%, 04/01/2027	485,951	0.1
		10,896,034	1.1

	Utilities: 0.6%
262,000	Constellation Energy Generation LLC, 6.500%, 10/01/2053	295,993	0.0
620,000 (3)	Electricite de France SA, 4.875%, 01/22/2044	559,842	0.1
345,000	Georgia Power Co. B, 3.700%, 01/30/2050	273,233	0.0
989,000	National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	833,939	0.1
703,000	NextEra Energy Capital Holdings, Inc., 3.550%, 05/01/2027	677,552	0.1
1,390,000	NextEra Energy Capital Holdings, Inc., 5.749%, 09/01/2025	1,403,698	0.1
760,000	NiSource, Inc., 4.375%, 05/15/2047	657,027	0.1
605,000	Oglethorpe Power Corp., 4.550%, 06/01/2044	510,101	0.0
667,000	Sempra, 3.800%, 02/01/2038	570,689	0.1
274,000	Xcel Energy, Inc., 3.500%, 12/01/2049	202,117	0.0
		5,984,191	0.6
	Total Corporate Bonds/ Notes (Cost $142,162,357)	133,730,050	13.0
EQUITY-LINKED NOTES: 1.9%
	Financials: 1.9%
5,678,000 (6)	GS Finance Corp. (Guarantor: The Goldman Sachs Group, Inc.) Exchangeable Basket (Basket of 3 Common Stocks), 0.500%, 04/11/2028	6,579,666	0.7
Principal Amount†		Value	Percentage of Net Assets
EQUITY-LINKED NOTES: (continued)
	Financials: (continued)
5,900,000 (2)(6)	GS Finance Corp. (Guarantor: The Goldman Sachs Group, Inc.) Exchangeable Basket (Basket of 5 Common Stocks), 1.000%, 07/19/2029	$6,432,770	0.6
5,893,000 (2)(6)	GS Finance Corp. (Guarantor: The Goldman Sachs Group, Inc.) Exchangeable Basket (Basket of 5 Common Stocks), 1.000%, 07/30/2029	5,937,198	0.6
		18,949,634	1.9
	Total Equity-Linked Notes (Cost $17,592,416)	18,949,634	1.9
MUNICIPAL BONDS: 0.0%
	Georgia: 0.0%
310,000	Municipal Electric Authority of Georgia, 6.655%, 04/01/2057	353,179	0.0
	Total Municipal Bonds (Cost $310,000)	353,179	0.0
PREFERRED STOCK: 1.0%
	Energy: 0.6%
140,612 (7)	El Paso Energy Capital Trust I	6,622,825	0.6

	Financials: 0.4%
75,900	AMG Capital Trust II	3,823,083	0.4
	Total Preferred Stock (Cost $10,747,296)	10,445,908	1.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.1%
	Federal National Mortgage Association: 0.1%(8)
915,000 (8)	6.625%, 11/15/2030	1,053,746	0.1
	Total U.S. Government Agency Obligations (Cost $985,073)	1,053,746	0.1
U.S. TREASURY OBLIGATIONS: 8.8%
	United States Treasury Bonds: 1.0%
1,329,900	4.125%, 08/15/2053	1,344,654	0.1
425,000	4.500%, 02/15/2036	453,455	0.1
7,956,700 (4)	4.750%, 11/15/2043	8,537,290	0.8
		10,335,399	1.0
	United States Treasury Notes: 7.8%
31,371,000	4.250%, 12/15/2026	31,682,259	3.1
18,839,200	4.375%, 11/30/2028	19,280,744	1.9

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	United States Treasury Notes: (continued)
14,053,000	4.375%, 11/30/2030	$14,453,730	1.4
530,900	4.500%, 11/15/2033	557,528	0.0
13,849,000	4.875%, 11/30/2025	13,993,441	1.4
		79,967,702	7.8
	Total U.S. Treasury Obligations (Cost $88,763,722)	90,303,101	8.8
	Total Long-Term Investments (Cost $886,832,458)	987,541,320	96.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.6%
	Repurchase Agreements: 1.9%
4,197,314 (9)	Cantor Fitzgerald, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $4,199,830, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.613%, Market Value plus accrued interest $4,281,260, due 08/01/25-09/20/73)	4,197,314	0.4
3,175,522 (9)	Citadel Securities LLC, Repurchase Agreement dated 12/29/2023, 5.480%, due 01/02/2024 (Repurchase Amount $3,177,429, collateralized by various U.S. Government Securities, 0.000%-5.250%, Market Value plus accrued interest $3,241,005, due 01/23/24-11/15/53)	3,175,522	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
4,713,830 (9)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $4,716,589, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-7.000%, Market Value plus accrued interest $4,808,107, due 12/01/29-12/01/53)	$4,713,830	0.5
3,017,845 (9)	JPMorgan Chase & Co., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $3,019,608, collateralized by various U.S. Government Securities, 2.500%-5.000%, Market Value plus accrued interest $3,078,202, due 02/15/29-08/15/53)	3,017,845	0.3
4,619,553 (9)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $4,622,322, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $4,708,552, due 04/15/25-02/15/53)	4,619,553	0.4
	Total Repurchase Agreements (Cost $19,724,064)	19,724,064	1.9

	U.S. Treasury Obligations: 0.0%
110,000 (2)(10)	United States Treasury Bill, 5.260%, 04/18/2024 (Cost $108,359)	108,304	0.0

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.7%
37,529,363 (11)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.260% (Cost $37,529,363)	$37,529,363	3.7
	Total Short-Term Investments (Cost $57,361,786)	$57,361,731	5.6
	Total Investments in Securities (Cost $944,194,244)	$1,044,903,051	101.7
	Liabilities in Excess of Other Assets	(17,374,409)	(1.7)
	Net Assets	$1,027,528,642	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2023.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Security, or a portion of the security, is on loan.
(5)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(7)	Preferred Stock may be called prior to convertible date.
(8)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(9)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(10)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(11)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$53,191,286	$—	$—	$53,191,286
Consumer Discretionary	38,668,968	—	—	38,668,968
Consumer Staples	33,239,192	—	—	33,239,192
Energy	49,866,526	6,096,684	—	55,963,210
Financials	141,306,971	—	—	141,306,971
Health Care	87,208,526	13,211,554	—	100,420,080
Industrials	85,683,968	—	—	85,683,968
Information Technology	73,609,731	—	—	73,609,731
Materials	21,474,872	—	—	21,474,872
Real Estate	19,224,295	—	—	19,224,295
Utilities	18,509,681	—	—	18,509,681
Total Common Stock	621,984,016	19,308,238	—	641,292,254
Convertible Bonds/Notes	—	91,413,448	—	91,413,448
Corporate Bonds/Notes	—	133,730,050	—	133,730,050
Equity-Linked Notes	—	—	18,949,634	18,949,634
Municipal Bonds	—	353,179	—	353,179
Preferred Stock	6,622,825	3,823,083	—	10,445,908
U.S. Government Agency Obligations	—	1,053,746	—	1,053,746
U.S. Treasury Obligations	—	90,303,101	—	90,303,101
Short-Term Investments	37,529,363	19,832,368	—	57,361,731
Total Investments, at fair value	$666,136,204	$359,817,213	$18,949,634	$1,044,903,051
Other Financial Instruments+
Forward Foreign Currency Contracts	—	47,360	—	47,360
Total Assets	$666,136,204	$359,864,573	$18,949,634	$1,044,950,411
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(205,623)	$—	$(205,623)
Futures	(140,475)	—	—	(140,475)
Total Liabilities	$(140,475)	$(205,623)	$—	$(346,098)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

At December 31, 2023, the following forward foreign currency contracts were outstanding for VY® Invesco Equity and Income Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	6,593,992	USD	8,391,515	State Street Bank and Trust Co.	01/05/24	$13,658
CAD	314,054	USD	231,156	State Street Bank and Trust Co.	01/05/24	5,867
CAD	130,855	USD	96,299	State Street Bank and Trust Co.	01/05/24	2,460
CAD	96,833	USD	71,260	State Street Bank and Trust Co.	01/05/24	1,822
CAD	109,729	USD	81,042	State Street Bank and Trust Co.	01/05/24	1,773
GBP	89,786	USD	112,772	State Street Bank and Trust Co.	01/05/24	1,676
CAD	112,536	USD	83,353	State Street Bank and Trust Co.	01/05/24	1,580
EUR	111,950	USD	122,030	State Street Bank and Trust Co.	01/05/24	1,573
EUR	83,590	USD	92,057	State Street Bank and Trust Co.	01/05/24	234
GBP	95,513	USD	121,717	State Street Bank and Trust Co.	01/05/24	30
USD	51,776	EUR	47,070	State Street Bank and Trust Co.	01/05/24	(193)
CAD	115,748	USD	87,560	State Street Bank and Trust Co.	01/05/24	(203)
USD	94,786	EUR	86,109	State Street Bank and Trust Co.	01/05/24	(287)
USD	114,186	GBP	89,986	State Street Bank and Trust Co.	01/05/24	(517)
USD	88,272	CAD	117,770	State Street Bank and Trust Co.	01/05/24	(611)
USD	75,400	CAD	100,758	State Street Bank and Trust Co.	01/05/24	(644)
USD	89,845	CAD	120,388	State Street Bank and Trust Co.	01/05/24	(1,014)
USD	67,533	CAD	91,599	State Street Bank and Trust Co.	01/05/24	(1,599)
USD	86,878	CAD	117,860	State Street Bank and Trust Co.	01/05/24	(2,074)
USD	129,706	EUR	120,061	State Street Bank and Trust Co.	01/05/24	(2,852)
EUR	5,521,013	USD	6,103,756	State Street Bank and Trust Co.	01/05/24	(8,058)
CAD	5,487,484	USD	4,150,739	State Street Bank and Trust Co.	01/05/24	(9,216)
USD	4,152,529	CAD	5,487,485	State Street Bank and Trust Co.	02/05/24	9,152
USD	6,111,237	EUR	5,521,013	State Street Bank and Trust Co.	02/05/24	7,535
USD	8,392,801	GBP	6,593,993	State Street Bank and Trust Co.	02/05/24	(13,879)
USD	6,009,852	EUR	5,463,313	The Bank of New York Mellon	01/05/24	(22,140)
USD	8,487,524	GBP	6,689,305	The Bank of New York Mellon	01/05/24	(39,141)
USD	4,288,428	CAD	5,818,864	The Bank of New York Mellon	01/05/24	(103,195)
						$(158,263)

At December 31, 2023, the following futures contracts were outstanding for VY® Invesco Equity and Income Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
Short Contracts:
U.S. Treasury Ultra 10-Year Note	(28)	03/19/24	$(3,304,438)	$(140,475)
			$(3,304,438)	$(140,475)

Currency Abbreviations:

CAD	—	Canadian Dollar
EUR	—	EU Euro
GBP	—	British Pound
USD	—	United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$47,360
Total Asset Derivatives		$47,360

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$205,623
Interest rate contracts	Variation margin payable on futures contracts*	140,475
Total Liability Derivatives		$346,098

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$16,184	$—	$16,184
Interest rate contracts	—	236,352	236,352
Total	$16,184	$236,352	$252,536

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(410,211)	$—	$(410,211)
Interest rate contracts	—	(140,475)	(140,475)
Total	$(410,211)	$(140,475)	$(550,686)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2023:

	State Street Bank and Trust Co.	The Bank of New York Mellon	Total
Assets:
Forward foreign currency contracts	$47,360	$—	$47,360
Total Assets	$47,360	$—	$47,360
Liabilities:
Forward foreign currency contracts	$41,147	$164,476	$205,623
Total Liabilities	$41,147	$164,476	$205,623
Net OTC derivative instruments by counterparty, at fair value	$6,213	$(164,476)	$(158,263)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$–
Net Exposure(1)	$6,213	$(164,476)	$(158,263)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the year ended December 31, 2023

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Equity-Linked Notes*
Beginning balance at December 31, 2022	$11,282,544
Purchases	5,819,950
Sales	—
Accrued discounts/(premiums)	(20,534)
Total realized gain (loss)	—
Net change in unrealized appreciation (depreciation)**	1,867,674
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance at December 31, 2023	$18,949,634
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2023**	$1,867,674

*	Securities categorized as Level 3 were fair valued based on a single quotation obtained from a broker. The Portfolio does not have access to the unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.
**	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2023 may be due to securities no longer held or categorized as Level 3 at year end.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $946,954,312.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$131,179,673
Gross Unrealized Depreciation	(33,396,817)
Net Unrealized Appreciation	$97,782,856

See Accompanying Notes to Financial Statements

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.1%
	Communication Services: 2.9%
54,557 (1)	IAC, Inc.	$2,857,696	0.9
28,966 (1)	Liberty Media Corp.- Liberty Live - Class C, Tracking Stock	1,083,039	0.3
98,858 (1)	Liberty Media Corp.- Liberty SiriusXM, Tracking Stock	2,845,133	0.9
14,999 (1)	Take-Two Interactive Software, Inc.	2,414,089	0.8
		9,199,957	2.9

	Consumer Discretionary: 10.1%
1,360 (1)	AutoZone, Inc.	3,516,430	1.1
61,230	Bath & Body Works, Inc.	2,642,687	0.8
27,629	Best Buy Co., Inc.	2,162,798	0.7
38,450	Carter’s, Inc.	2,879,521	0.9
16,281	Darden Restaurants, Inc.	2,674,968	0.9
22,658 (1)	Expedia Group, Inc.	3,439,258	1.1
15,161	Genuine Parts Co.	2,099,798	0.7
78,169	LKQ Corp.	3,735,697	1.2
24,850 (1)	Mohawk Industries, Inc.	2,571,975	0.8
154,449	Newell Brands, Inc.	1,340,617	0.4
17,780	Ralph Lauren Corp.	2,563,876	0.8
55,840	Tapestry, Inc.	2,055,470	0.7
		31,683,095	10.1

	Consumer Staples: 4.6%
9,413	Constellation Brands, Inc. - Class A	2,275,593	0.7
50,131	Energizer Holdings, Inc.	1,588,150	0.5
79,373	Keurig Dr Pepper, Inc.	2,644,708	0.9
49,269	Kroger Co.	2,252,086	0.7
23,369 (1)	Post Holdings, Inc.	2,057,874	0.7
75,009 (1)	US Foods Holding Corp.	3,406,159	1.1
		14,224,570	4.6

	Energy: 3.6%
107,582	Coterra Energy, Inc.	2,745,493	0.9
25,354	Diamondback Energy, Inc.	3,931,898	1.2
133,318	Williams Cos., Inc.	4,643,466	1.5
		11,320,857	3.6

	Financials: 20.4%
16,161	Ameriprise Financial, Inc.	6,138,433	2.0
58,867 (1)	Arch Capital Group Ltd.	4,372,052	1.4
21,440	Discover Financial Services	2,409,856	0.8
20,260	Fidelity National Information Services, Inc.	1,217,018	0.4
114,650	Fifth Third Bancorp	3,954,278	1.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
2,492	First Citizens BancShares, Inc. - Class A	$3,536,073	1.1
18,430	Globe Life, Inc.	2,243,300	0.7
45,036	Hartford Financial Services Group, Inc.	3,619,994	1.2
329,375	Huntington Bancshares, Inc.	4,189,650	1.3
85,560	Loews Corp.	5,954,120	1.9
35,293	M&T Bank Corp.	4,837,964	1.5
159,071	MGIC Investment Corp.	3,068,480	1.0
27,633	Northern Trust Corp.	2,331,673	0.7
40,719	Raymond James Financial, Inc.	4,540,168	1.5
224,070	Regions Financial Corp.	4,342,477	1.4
51,841	State Street Corp.	4,015,604	1.3
42,059	W. R. Berkley Corp.	2,974,412	0.9
		63,745,552	20.4

	Health Care: 7.6%
25,455	AmerisourceBergen Corp.	5,227,948	1.7
30,730 (1)	Globus Medical, Inc. - Class A	1,637,602	0.5
55,543 (1)	Henry Schein, Inc.	4,205,160	1.3
20,700 (1)	Jazz Pharmaceuticals PLC	2,546,100	0.8
13,395	Laboratory Corp. of America Holdings	3,044,550	1.0
17,186	Quest Diagnostics, Inc.	2,369,606	0.8
9,344	Universal Health Services, Inc. - Class B	1,424,399	0.5
25,670	Zimmer Biomet Holdings, Inc.	3,124,039	1.0
		23,579,404	7.6

	Industrials: 15.8%
16,890	Acuity Brands, Inc.	3,459,579	1.1
28,112	AMETEK, Inc.	4,635,388	1.5
11,780	Carlisle Cos., Inc.	3,680,425	1.2
23,320	Dover Corp.	3,586,849	1.2
56,377	Fortune Brands Innovations, Inc.	4,292,545	1.4
15,545	Hubbell, Inc.	5,113,217	1.6
13,566	IDEX Corp.	2,945,314	0.9
42,038	ITT, Inc.	5,015,974	1.6
22,030	Lincoln Electric Holdings, Inc.	4,790,644	1.5
25,862 (1)	Middleby Corp.	3,806,110	1.2
17,909	Snap-on, Inc.	5,172,836	1.7
33,930	Timken Co.	2,719,489	0.9
		49,218,370	15.8

	Information Technology: 7.4%
33,390	Amphenol Corp. - Class A	3,309,951	1.0
13,367	CDW Corp.	3,038,586	1.0

See Accompanying Notes to Financial Statements

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
33,391 (1)	GoDaddy, Inc. - Class A	$3,544,789	1.1
7,788	Jabil, Inc.	992,191	0.3
31,345	Microchip Technology, Inc.	2,826,692	0.9
7,610	Motorola Solutions, Inc.	2,382,615	0.8
9,810 (1)	Teledyne Technologies, Inc.	4,378,105	1.4
9,993 (1)	Zebra Technologies Corp. - Class A	2,731,387	0.9
		23,204,316	7.4

	Materials: 6.8%
37,655	Ball Corp.	2,165,916	0.7
8,425	Celanese Corp.	1,308,992	0.4
30,133	Freeport-McMoRan, Inc.	1,282,762	0.4
10,065	Martin Marietta Materials, Inc.	5,021,529	1.6
23,829	Packaging Corp. of America	3,881,982	1.3
38,626	RPM International, Inc.	4,311,820	1.4
71,514	Silgan Holdings, Inc.	3,236,009	1.0
		21,209,010	6.8

	Real Estate: 11.4%
76,100	American Homes 4 Rent - Class A	2,736,556	0.9
12,470	AvalonBay Communities, Inc.	2,334,633	0.7
30,388	Boston Properties, Inc.	2,132,326	0.7
52,840	Brixmor Property Group, Inc.	1,229,587	0.4
28,620 (1)	CBRE Group, Inc. - Class A	2,664,236	0.8
6,265	Essex Property Trust, Inc.	1,553,344	0.5
14,330	Federal Realty Investment Trust	1,476,707	0.5
72,194	Host Hotels & Resorts, Inc.	1,405,617	0.4
116,637	Kimco Realty Corp.	2,485,534	0.8
12,875	Mid-America Apartment Communities, Inc.	1,731,172	0.6
86,890	Rayonier, Inc.	2,902,995	0.9
35,250	Regency Centers Corp.	2,361,750	0.8
31,980	Rexford Industrial Realty, Inc.	1,794,078	0.6
13,263	Sun Communities, Inc.	1,772,600	0.6
28,457	Ventas, Inc.	1,418,297	0.4
97,165	Weyerhaeuser Co.	3,378,427	1.1
33,650	WP Carey, Inc.	2,180,857	0.7
		35,558,716	11.4

	Utilities: 7.5%
85,260	CMS Energy Corp.	4,951,048	1.6
36,577	Edison International	2,614,890	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
51,745	National Fuel Gas Co.	$2,596,047	0.8
257,739	PG&E Corp.	4,647,034	1.5
56,450	WEC Energy Group, Inc.	4,751,396	1.5
60,580	Xcel Energy, Inc.	3,750,508	1.2
		23,310,923	7.5
	Total Common Stock (Cost $226,410,422)	306,254,770	98.1

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Mutual Funds: 1.9%
6,082,124 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.260% (Cost $6,082,124)	$6,082,124	1.9
	Total Short-Term Investments (Cost $6,082,124)	6,082,124	1.9
	Total Investments in Securities (Cost $232,492,546)	$312,336,894	100.0
	Assets in Excess of Other Liabilities	129,906	0.0
	Net Assets	$312,466,800	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$306,254,770	$—	$—	$306,254,770
Short-Term Investments	6,082,124	—	—	6,082,124
Total Investments, at fair value	$312,336,894	$—	$—	$312,336,894

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $233,733,500.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$90,302,223
Gross Unrealized Depreciation	(11,698,829)
Net Unrealized Appreciation	$78,603,394

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.0%
	Communication Services: 4.6%
10,000	Electronic Arts, Inc.	$1,368,100	0.2
51,400	Endeavor Group Holdings, Inc. - Class A	1,219,722	0.1
78,031 (1)	Match Group, Inc.	2,848,132	0.3
37,600	Omnicom Group, Inc.	3,252,776	0.3
227,100 (1)	Pinterest, Inc. - Class A	8,411,784	0.8
142,600 (1)	ROBLOX Corp. - Class A	6,519,672	0.6
54,100 (1)	Spotify Technology SA	10,165,931	1.0
8,000 (1)	Take-Two Interactive Software, Inc.	1,287,600	0.1
170,473 (1)	Trade Desk, Inc. - Class A	12,267,237	1.2
		47,340,954	4.6

	Consumer Discretionary: 13.2%
750 (1)	AutoZone, Inc.	1,939,207	0.2
13,200 (1)	Bright Horizons Family Solutions, Inc.	1,243,968	0.1
17,300 (1)	Burlington Stores, Inc.	3,364,504	0.3
30,300 (1)	Caesars Entertainment, Inc.	1,420,464	0.1
23,800	Churchill Downs, Inc.	3,211,334	0.3
375,700 (1)	Coupang, Inc.	6,082,583	0.6
24,200	Darden Restaurants, Inc.	3,976,060	0.4
9,700	Domino’s Pizza, Inc.	3,998,631	0.4
83,500 (1)	DoorDash, Inc. - Class A	8,257,315	0.8
183,400 (1)	DraftKings, Inc. - Class A	6,464,850	0.6
6,500 (1)	Duolingo, Inc.	1,474,525	0.1
21,669 (1)	Five Below, Inc.	4,618,964	0.5
22,400 (1)	Floor & Decor Holdings, Inc. - Class A	2,498,944	0.2
62,700	Hilton Worldwide Holdings, Inc.	11,417,043	1.1
8,700	Hyatt Hotels Corp. - Class A	1,134,567	0.1
25,900	MGM Resorts International	1,157,212	0.1
829 (1)	NVR, Inc.	5,803,373	0.6
19,500 (1)	Ollie’s Bargain Outlet Holdings, Inc.	1,479,855	0.1
14,200	Pool Corp.	5,661,682	0.6
19,381	Restaurant Brands International, Inc.	1,514,238	0.2
3,800 (1)	RH	1,107,624	0.1
111,800	Ross Stores, Inc.	15,472,002	1.5
26,800 (1)	Royal Caribbean Cruises Ltd.	3,470,332	0.3
16,700	Service Corp. International	1,143,115	0.1
25,400 (1)	Skechers USA, Inc. - Class A	1,583,436	0.2
39,600	Tractor Supply Co.	8,515,188	0.8
19,321 (1)	Ulta Beauty, Inc.	9,467,097	0.9
3,800	Vail Resorts, Inc.	811,186	0.1
6,700	Williams-Sonoma, Inc.	1,351,926	0.1
18,000	Wingstop, Inc.	4,618,440	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
14,300	Wynn Resorts Ltd.	$1,302,873	0.1
90,500	Yum! Brands, Inc.	11,824,730	1.1
		137,387,268	13.2

	Consumer Staples: 2.2%
17,700 (1)	BJ’s Wholesale Club Holdings, Inc.	1,179,882	0.1
51,075	Brown-Forman Corp. - Class B	2,916,382	0.3
4,400	Casey’s General Stores, Inc.	1,208,856	0.1
103,100 (1)	Celsius Holdings, Inc.	5,621,012	0.6
11,400	Church & Dwight Co., Inc.	1,077,984	0.1
8,100	Constellation Brands, Inc. - Class A	1,958,175	0.2
15,800 (1)	elf Beauty, Inc.	2,280,572	0.2
8,600	Estee Lauder Cos., Inc. - Class A	1,257,750	0.1
7,500	Hershey Co.	1,398,300	0.1
64,200 (1)	Performance Food Group Co.	4,439,430	0.4
		23,338,343	2.2

	Energy: 4.2%
90,100	APA Corp.	3,232,788	0.3
85,900	Cheniere Energy, Inc.	14,663,989	1.4
10,300	Chesapeake Energy Corp.	792,482	0.1
45,400	Coterra Energy, Inc.	1,158,608	0.1
14,900	Diamondback Energy, Inc.	2,310,692	0.2
177,400	Halliburton Co.	6,413,010	0.6
55,200	Hess Corp.	7,957,632	0.8
57,000	Magnolia Oil & Gas Corp. - Class A	1,213,530	0.1
20,700	Matador Resources Co.	1,177,002	0.1
58,400	Noble Corp. PLC	2,812,544	0.3
171,200	Permian Resources Corp.	2,328,320	0.2
		44,060,597	4.2

	Financials: 9.9%
206,800	Apollo Global Management, Inc.	19,271,692	1.8
90,700 (1)	Arch Capital Group Ltd.	6,736,289	0.6
78,800	Ares Management Corp. - Class A	9,370,896	0.9
44,700	Arthur J Gallagher & Co.	10,052,136	1.0
62,800 (1)	Block, Inc.	4,857,580	0.5
117,600	Blue Owl Capital, Inc.	1,752,240	0.2
6,733	Cboe Global Markets, Inc.	1,202,245	0.1
13,200	FactSet Research Systems, Inc.	6,297,060	0.6
11,700	Globe Life, Inc.	1,424,124	0.1

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
29,600	Hartford Financial Services Group, Inc.	$2,379,248	0.2
10,500	Kinsale Capital Group, Inc.	3,516,555	0.3
30,800	LPL Financial Holdings, Inc.	7,010,696	0.7
12,700	MarketAxess Holdings, Inc.	3,719,195	0.4
6,700	Morningstar, Inc.	1,917,808	0.2
15,000	MSCI, Inc.	8,484,750	0.8
592,100 (1)	NU Holdings Ltd./Cayman Islands - Class A	4,932,193	0.5
88,800 (1)	Ryan Specialty Holdings, Inc.	3,820,176	0.4
91,900 (1)	Toast, Inc. - Class A	1,678,094	0.2
26,519	Tradeweb Markets, Inc. - Class A	2,410,047	0.2
12,499 (1)	WEX, Inc.	2,431,680	0.2
		103,264,704	9.9

	Health Care: 17.6%
15,399 (1)	Acadia Healthcare Co., Inc.	1,197,426	0.1
64,200	Agilent Technologies, Inc.	8,925,726	0.9
54,700 (1)	agilon health, Inc.	686,485	0.1
14,300 (1)	Align Technology, Inc.	3,918,200	0.4
29,600 (1)	Alnylam Pharmaceuticals, Inc.	5,665,736	0.5
85,100	AmerisourceBergen Corp.	17,477,838	1.7
46,100 (1)	Apellis Pharmaceuticals, Inc.	2,759,546	0.3
6,685 (1)	Argenx SE, ADR	2,543,174	0.2
10,000 (1)	Ascendis Pharma A/S, ADR	1,259,500	0.1
7,400 (1)	BioNTech SE, ADR	780,996	0.1
3,500 (1)	Bio-Rad Laboratories, Inc. - Class A	1,130,115	0.1
46,574	Bio-Techne Corp.	3,593,650	0.4
34,500	Bruker Corp.	2,535,060	0.2
54,100	Cardinal Health, Inc.	5,453,280	0.5
4,900 (1)	Charles River Laboratories International, Inc.	1,158,360	0.1
118,800 (1)	Dexcom, Inc.	14,741,892	1.4
40,600 (1)	Exact Sciences Corp.	3,003,588	0.3
33,400 (1)	Genmab A/S, ADR	1,063,456	0.1
39,500 (1)	Globus Medical, Inc. - Class A	2,104,955	0.2
5,200 (1)	ICON PLC	1,471,964	0.1
27,200 (1)	IDEXX Laboratories, Inc.	15,097,360	1.5
8,200 (1)	Inspire Medical Systems, Inc.	1,668,126	0.2
27,400 (1)	Insulet Corp.	5,945,252	0.6
56,900 (1)	IQVIA Holdings, Inc.	13,165,522	1.3
20,300 (1)	Lantheus Holdings, Inc.	1,258,600	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
40,900 (1)	Legend Biotech Corp., ADR	$2,460,953	0.2
13,600 (1)	Masimo Corp.	1,594,056	0.2
6,350 (1)	Mettler-Toledo International, Inc.	7,702,296	0.7
15,500 (1)	Molina Healthcare, Inc.	5,600,305	0.5
37,879 (1)	Neurocrine Biosciences, Inc.	4,990,937	0.5
36,200 (1)	Novocure Ltd.	540,466	0.1
16,400 (1)	Penumbra, Inc.	4,125,256	0.4
13,986 (1)	Repligen Corp.	2,514,683	0.2
43,700	ResMed, Inc.	7,517,274	0.7
15,900 (1)	Sarepta Therapeutics, Inc.	1,533,237	0.2
13,800 (1)	Shockwave Medical, Inc.	2,629,728	0.3
11,100	STERIS PLC	2,440,335	0.2
19,400 (1)	Tenet Healthcare Corp.	1,466,058	0.1
50,000 (1)	Veeva Systems, Inc. - Class A	9,626,000	0.9
27,600	West Pharmaceutical Services, Inc.	9,718,512	0.9
		183,065,903	17.6

	Industrials: 18.0%
16,600	Advanced Drainage Systems, Inc.	2,334,624	0.2
20,000	Allegion PLC	2,533,800	0.3
21,362	AMETEK, Inc.	3,522,380	0.3
30,525 (1)	Axon Enterprise, Inc.	7,885,523	0.8
50,864	Booz Allen Hamilton Holding Corp.	6,506,014	0.6
18,100	BWX Technologies, Inc.	1,388,813	0.1
22,100	Carrier Global Corp.	1,269,645	0.1
13,603 (1)	Ceridian HCM Holding, Inc.	913,033	0.1
25,750	Cintas Corp.	15,518,495	1.5
24,600 (1)	Clean Harbors, Inc.	4,292,946	0.4
308,600 (1)	Copart, Inc.	15,121,400	1.5
48,345 (1)	CoStar Group, Inc.	4,224,870	0.4
6,987	Equifax, Inc.	1,727,815	0.2
138,300	Fastenal Co.	8,957,691	0.9
12,950	Ferguson PLC	2,500,256	0.3
17,975	Fortune Brands Innovations, Inc.	1,368,616	0.1
6,600 (1)	FTI Consulting, Inc.	1,314,390	0.1
13,800	Graco, Inc.	1,197,288	0.1
22,700	HEICO Corp.	4,060,349	0.4
15,300	Hexcel Corp.	1,128,375	0.1
44,800	Howmet Aerospace, Inc.	2,424,576	0.2
13,300	Hubbell, Inc.	4,374,769	0.4
4,700	IDEX Corp.	1,020,417	0.1
35,900	KBR, Inc.	1,989,219	0.2
6,300	Landstar System, Inc.	1,219,995	0.1
34,600	Old Dominion Freight Line, Inc.	14,024,418	1.4
13,300	Otis Worldwide Corp.	1,189,951	0.1
25,100	Quanta Services, Inc.	5,416,580	0.5

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
35,400	RB Global, Inc.	$2,367,906	0.2
5,250 (1)	RBC Bearings, Inc.	1,495,673	0.2
20,400	Republic Services, Inc.	3,364,164	0.3
42,800	Rockwell Automation, Inc.	13,288,544	1.3
27,737	Rollins, Inc.	1,211,275	0.1
2,900 (1)	Saia, Inc.	1,270,838	0.1
20,500 (1)	SiteOne Landscape Supply, Inc.	3,331,250	0.3
14,611	Toro Co.	1,402,510	0.1
23,900	Trane Technologies PLC	5,829,210	0.6
5,396	TransDigm Group, Inc.	5,458,594	0.5
41,800 (1)	Trex Co., Inc.	3,460,622	0.3
21,400 (1)	United Airlines Holdings, Inc.	882,964	0.1
6,450	United Rentals, Inc.	3,698,559	0.4
3,900	Valmont Industries, Inc.	910,689	0.1
49,556	Verisk Analytics, Inc.	11,836,946	1.1
16,950	Waste Connections, Inc.	2,530,127	0.3
5,500 (2)	Watsco, Inc.	2,356,585	0.2
9,200	Westinghouse Air Brake Technologies Corp.	1,167,480	0.1
49,500 (1)	WillScot Mobile Mini Holdings Corp.	2,202,750	0.2
		187,492,934	18.0

	Information Technology: 27.0%
119,000	Amphenol Corp. - Class A	11,796,470	1.1
20,200 (1)	ANSYS, Inc.	7,330,176	0.7
10,200 (1)	Appfolio, Inc. - Class A	1,767,048	0.2
31,400 (1)	AppLovin Corp. - Class A	1,251,290	0.1
62,681	Bentley Systems, Inc. - Class B	3,270,695	0.3
9,300 (1)	BILL Holdings, Inc.	758,787	0.1
34,400	Broadridge Financial Solutions, Inc.	7,077,800	0.7
43,000	CDW Corp.	9,774,760	0.9
110,800 (1)	Cloudflare, Inc. - Class A	9,225,208	0.9
81,748 (1)	Confluent, Inc. - Class A	1,912,903	0.2
70,897 (1)	Crowdstrike Holdings, Inc. - Class A	18,101,422	1.7
33,960 (3)(4)	Databricks, Inc.	2,496,060	0.2
101,446 (1)	Datadog, Inc. - Class A	12,313,515	1.2
28,500 (1)	Descartes Systems Group, Inc.	2,395,710	0.2
43,000 (1)	DoubleVerify Holdings, Inc.	1,581,540	0.2
83,137 (1)	Dynatrace, Inc.	4,546,763	0.4
20,500 (1)	Elastic NV	2,310,350	0.2
12,000 (1)	Enphase Energy, Inc.	1,585,680	0.2
31,000	Entegris, Inc.	3,714,420	0.4
4,700 (1)	EPAM Systems, Inc.	1,397,498	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
16,000 (1)	Euronet Worldwide, Inc.	$1,623,840	0.2
9,050 (1)	Fair Isaac Corp.	10,534,290	1.0
6,546 (1)	First Solar, Inc.	1,127,745	0.1
28,000 (1)	FleetCor Technologies, Inc.	7,913,080	0.8
17,600 (1)	Fortinet, Inc.	1,030,128	0.1
24,200 (1)	Gartner, Inc.	10,916,862	1.1
6,300 (1)	Globant SA	1,499,274	0.1
31,000 (1)	GoDaddy, Inc. - Class A	3,290,960	0.3
17,466 (1)	HubSpot, Inc.	10,139,712	1.0
7,450 (1)	Keysight Technologies, Inc.	1,185,220	0.1
65,000 (1)	Lattice Semiconductor Corp.	4,484,350	0.4
4,300	Littelfuse, Inc.	1,150,508	0.1
23,400 (1)	Manhattan Associates, Inc.	5,038,488	0.5
141,834	Microchip Technology, Inc.	12,790,590	1.2
11,000	MKS Instruments, Inc.	1,131,570	0.1
13,300 (1)	Monday.com Ltd.	2,497,873	0.2
24,439 (1)	MongoDB, Inc.	9,991,885	1.0
15,900	Monolithic Power Systems, Inc.	10,029,402	1.0
10,900	Motorola Solutions, Inc.	3,412,681	0.3
43,282 (1)	nCino, Inc.	1,455,574	0.1
48,200 (1)	Nutanix, Inc. - Class A	2,298,658	0.2
26,800 (1)	ON Semiconductor Corp.	2,238,604	0.2
14,800 (1)	Onto Innovation, Inc.	2,262,920	0.2
672,800 (1)	Palantir Technologies, Inc. - Class A	11,551,976	1.1
98,200	Paychex, Inc.	11,696,602	1.1
10,600	Paycom Software, Inc.	2,191,232	0.2
18,100 (1)	Paylocity Holding Corp.	2,983,785	0.3
22,736 (1)	Procore Technologies, Inc.	1,573,786	0.2
26,875 (1)	PTC, Inc.	4,702,050	0.5
64,900 (1)	Pure Storage, Inc. - Class A	2,314,334	0.2
107,600 (1)	Samsara, Inc. - Class A	3,591,688	0.4
9,900	Skyworks Solutions, Inc.	1,112,958	0.1
7,800 (1)	Super Micro Computer, Inc.	2,217,228	0.2
31,626 (3)(4)	Tanium, Inc. - Class B	155,284	0.0
8,400	TE Connectivity Ltd.	1,180,200	0.1
34,100	Teradyne, Inc.	3,700,532	0.4
13,200 (1)	Tyler Technologies, Inc.	5,519,184	0.5
4,900 (1)	VeriSign, Inc.	1,009,204	0.1
12,500 (1)	Workiva, Inc.	1,269,125	0.1
4,500 (1)	Zebra Technologies Corp. - Class A	1,229,985	0.1

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
49,900 (1)	Zscaler, Inc.	$11,055,844	1.1
		281,707,306	27.0
	Materials: 1.2%
5,200	Avery Dennison Corp.	1,051,232	0.1
13,500	CF Industries Holdings, Inc.	1,073,250	0.1
29,500	PPG Industries, Inc.	4,411,725	0.4
12,700	RPM International, Inc.	1,417,701	0.2
11,900	Steel Dynamics, Inc.	1,405,390	0.1
11,500	Vulcan Materials Co.	2,610,615	0.3
		11,969,913	1.2
	Real Estate: 1.0%
33,800	CubeSmart	1,566,630	0.2
18,800	Equity LifeStyle Properties, Inc.	1,326,152	0.1
33,343	Lamar Advertising Co. - Class A	3,543,694	0.3
18,700	Rexford Industrial Realty, Inc.	1,049,070	0.1
19,900	Simon Property Group, Inc.	2,838,536	0.3
		10,324,082	1.0

	Utilities: 0.1%
38,000	Vistra Corp.	1,463,760	0.1
	Total Common Stock (Cost $866,933,300)	1,031,415,764	99.0
PREFERRED STOCK: 0.8%
	Consumer Discretionary: 0.1%
32,438 (3)(4)	Rappi, Inc. - Series E	736,992	0.1

	Health Care: 0.0%
123,878 (3)(4)	Caris Life Sciences, Inc. - Series D	450,916	0.0

	Information Technology: 0.7%
73,377 (3)(4)	Databricks, Inc., - Series F	5,393,209	0.5
7,908 (3)(4)	Databricks, Inc., - Series G	581,238	0.0
353,970 (3)(4)	Tanium, Inc. - Series G	1,737,993	0.2
		7,712,440	0.7
	Total Preferred Stock (Cost $6,216,684)	8,900,348	0.8
	Total Long-Term Investments (Cost $873,149,984)	1,040,316,112	99.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
	Repurchase Agreements: 0.2%
1,000,000 (5)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 02/01/35-09/01/52)	$1,000,000	0.1
513,124 (5)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $513,425, collateralized by various U.S. Government Agency Obligations, 2.500%-7.000%, Market Value plus accrued interest $523,386, due 07/01/37-01/01/54)	513,124	0.1
	Total Repurchase Agreements (Cost $1,513,124)	1,513,124	0.2
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.1%
1,417,230 (6)	T. Rowe Price Government Reserve Fund, 5.400% (Cost $1,417,230)	$1,417,230	0.1
	Total Short-Term Investments (Cost $2,930,354)	2,930,354	0.3
	Total Investments in Securities (Cost $876,080,338)	$1,043,246,466	100.1
	Liabilities in Excess of Other Assets	(1,397,849)	(0.1)
	Net Assets	$1,041,848,617	100.0

ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $11,551,692 or 1.1% of net assets. Please refer to the table below for additional details.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2023.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$47,340,954	$—	$—	$47,340,954
Consumer Discretionary	137,387,268	—	—	137,387,268
Consumer Staples	23,338,343	—	—	23,338,343
Energy	44,060,597	—	—	44,060,597
Financials	103,264,704	—	—	103,264,704
Health Care	183,065,903	—	—	183,065,903
Industrials	187,492,934	—	—	187,492,934
Information Technology	279,055,962	—	2,651,344	281,707,306
Materials	11,969,913	—	—	11,969,913
Real Estate	10,324,082	—	—	10,324,082
Utilities	1,463,760	—	—	1,463,760
Total Common Stock	1,028,764,420	—	2,651,344	1,031,415,764
Preferred Stock	—	—	8,900,348	8,900,348
Short-Term Investments	1,417,230	1,513,124	—	2,930,354
Total Investments, at fair value	$1,030,181,650	$1,513,124	$11,551,692	$1,043,246,466

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2023, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Caris Life Sciences, Inc. - Series D	5/11/2021	$1,003,412	$450,916
Databricks, Inc.	7/24/2020	543,644	2,496,060
Databricks, Inc., - Series F	10/22/2019	1,050,475	5,393,209
Databricks, Inc., - Series G	2/1/2021	467,542	581,238
Rappi, Inc. - Series E	9/8/2020	1,938,042	736,992
Tanium, Inc. - Class B	9/24/2020	360,385	155,284
Tanium, Inc. - Series G	8/26/2015	1,757,213	1,737,993
		$7,120,713	$11,551,692

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $877,146,671.

Net unrealized appreciation consisted of:

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Gross Unrealized Appreciation	$212,389,676
Gross Unrealized Depreciation	(46,289,881)
Net Unrealized Appreciation	$166,099,795

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.2%
	Communication Services: 15.4%
646,508 (1)	Alphabet, Inc. - Class A	$90,310,703	6.2
150,641 (1)	Alphabet, Inc. - Class C	21,229,836	1.5
5,269 (2)(3)	Epic Games, Inc.	2,480,118	0.2
152,018 (1)	Meta Platforms, Inc. - Class A	53,808,291	3.7
38,272 (1)	Netflix, Inc.	18,633,871	1.3
259,284 (1)	Pinterest, Inc. - Class A	9,603,879	0.7
45,804 (1)	Spotify Technology SA	8,607,030	0.6
93,311	T-Mobile US, Inc.	14,960,553	1.0
50,312 (1)	Trade Desk, Inc. - Class A	3,620,452	0.2
		223,254,733	15.4

	Consumer Discretionary: 15.4%
739,938 (1)	Amazon.com, Inc.	112,426,180	7.7
1,544 (1)	Booking Holdings, Inc.	5,476,908	0.4
4,500 (1)	Chipotle Mexican Grill, Inc.	10,291,320	0.7
513,202 (1)	Coupang, Inc.	8,308,740	0.6
102,200	Dollar General Corp.	13,894,090	1.0
23,038	Ferrari NV	7,796,750	0.5
29,717 (1)	Floor & Decor Holdings, Inc. - Class A	3,315,229	0.2
155,988	Las Vegas Sands Corp.	7,676,169	0.5
81,427	NIKE, Inc. - Class B	8,840,529	0.6
866,362 (1)	Rivian Automotive, Inc. - Class A	20,324,853	1.4
43,368	Ross Stores, Inc.	6,001,697	0.4
81,052 (1)	Tesla, Inc.	20,139,801	1.4
		224,492,266	15.4

	Consumer Staples: 0.1%
41,306 (3)	Maplebear, Inc.	969,452	0.1
18,874 (1)(4)	Maplebear, Inc. - GS	442,973	0.0
		1,412,425	0.1

	Energy: 0.8%
223,800	Schlumberger NV	11,646,552	0.8

	Financials: 2.7%
143,511	Charles Schwab Corp.	9,873,557	0.7
62,290	Chubb Ltd.	14,077,540	0.9
118,773 (1)	Fiserv, Inc.	15,777,805	1.1
		39,728,902	2.7

	Health Care: 12.0%
16,589 (1)	Argenx SE, ADR	6,310,953	0.4
194,856 (1)	Avantor, Inc.	4,448,562	0.3
50,503	Cigna Group	15,123,123	1.1
39,705	Danaher Corp.	9,185,355	0.6
72,290	Eli Lilly & Co.	42,139,287	2.9
65,835 (1)	Intuitive Surgical, Inc.	22,210,096	1.5
64,172 (1)	Legend Biotech Corp., ADR	3,861,229	0.3
21,258	Stryker Corp.	6,365,921	0.4
16,467	Thermo Fisher Scientific, Inc.	8,740,519	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
71,064	UnitedHealth Group, Inc.	$37,413,064	2.6
26,425 (1)	Vertex Pharmaceuticals, Inc.	10,752,068	0.8
38,583	Zoetis, Inc.	7,615,127	0.5
		174,165,304	12.0

	Industrials: 2.1%
42,652	Airbus SE	6,589,225	0.5
46,191 (1)(4)	Ceridian HCM Holding, Inc.	3,100,340	0.2
6,816	Cintas Corp.	4,107,731	0.3
15,434	Old Dominion Freight Line, Inc.	6,255,863	0.4
64,477	TransUnion	4,430,215	0.3
105,500 (1)	Uber Technologies, Inc.	6,495,635	0.4
		30,979,009	2.1

	Information Technology: 48.8%
32,046	Accenture PLC - Class A	11,245,262	0.8
28,600 (1)	Adobe, Inc.	17,062,760	1.2
94,590 (1)	Advanced Micro Devices, Inc.	13,943,512	1.0
1,576	Amphenol Corp. - Class A	156,229	0.0
2,301,805 (2)(3)	Ant International Co. - Balanced Owed	2,253,927	0.1
735,933	Apple, Inc.	141,689,181	9.7
24,691	ASML Holding NV	18,689,112	1.3
42,272 (1)	Atlassian Corp. - Class A	10,054,818	0.7
564,260 (1)	Aurora Innovation, Inc.	2,465,816	0.2
152,625 (1)	Dynatrace, Inc.	8,347,061	0.6
120,600	Intel Corp.	6,060,150	0.4
36,882	Intuit, Inc.	23,052,356	1.6
11,680	Lam Research Corp.	9,148,477	0.6
7,871 (2)(3)	Magic Leap, Inc. - Class A	37,781	0.0
80,012	Mastercard, Inc. - Class A	34,125,918	2.3
509,333	Microsoft Corp.	191,529,581	13.2
4,798 (1)	Monday.com Ltd.	901,112	0.1
7,581 (1)	MongoDB, Inc.	3,099,492	0.2
176,447	NVIDIA Corp.	87,380,083	6.0
23,409	Roper Technologies, Inc.	12,761,885	0.9
63,249 (1)	Salesforce, Inc.	16,643,342	1.1
34,100 (1)	ServiceNow, Inc.	24,091,309	1.6
117,047 (1)	Shopify, Inc. - Class A	9,117,961	0.6
22,837 (1)	Snowflake, Inc. - Class A	4,544,563	0.3
51,440 (2)(3)	Stripe, Inc. - Class B	1,149,170	0.1
34,749 (1)	Teledyne Technologies, Inc.	15,508,131	1.1
172,344	Visa, Inc. - Class A	44,869,760	3.1
		709,928,749	48.8

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: 0.9%
30,772	Linde PLC	$12,638,368	0.9

	Total Common Stock (Cost $985,458,323)	1,428,246,308	98.2
PREFERRED STOCK: 1.2%
	Consumer Discretionary: 0.5%
44,624 (5)	Dr Ing hc F Porsche AG	3,930,345	0.3
38,487 (2)(3)	Rappi, Inc. - Series E	874,425	0.1
37,201 (2)(3)	Sila Nanotechnologies, Inc., - Series F	754,436	0.0
18,931 (2)(3)	Waymo LLC., Series A-2	1,080,014	0.1
		6,639,220	0.5

	Health Care: 0.6%
22,737	Sartorius AG	8,349,481	0.6

	Industrials: 0.1%
159,700 (2)(3)	GM Cruise Holdings, LLC Class F	932,648	0.1
132,943 (2)(3)	Nuro, Inc. - Series C	543,736	0.0
		1,476,384	0.1

	Total Preferred Stock (Cost $22,440,295)	16,465,085	1.2
	Total Long-Term Investments (Cost $1,007,898,618)	1,444,711,393	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Repurchase Agreements: 0.2%
1,000,000 (6)	BNP Paribas S.A., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,020,000, due 08/15/27-10/20/53)	1,000,000	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
442,602 (6)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $442,861, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 7.000%, Market Value plus accrued interest $451,454, due 12/01/29-12/01/53)	$442,602	0.0
1,000,000 (6)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Agency Obligations, 2.000%- 4.500%, Market Value plus accrued interest $1,020,000, due 02/01/35-09/01/52)	1,000,000	0.1
1,000,000 (6)	Nomura Securities, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,000,585, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%- 6.000%, Market Value plus accrued interest $1,020,211, due 03/08/27-01/01/59)	1,000,000	0.0
	Total Repurchase Agreements (Cost $3,442,602)	3,442,602	0.2

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.5%
7,265,014 (7)	T. Rowe Price Government Reserve Fund, 5.400% (Cost $7,265,014)	$7,265,014	0.5

	Total Short-Term Investments (Cost $10,707,616)	$10,707,616	0.7
	Total Investments in Securities (Cost $1,018,606,234)	$1,455,419,009	100.1
	Liabilities in Excess of Other Assets	(1,074,042)	(0.1)
	Net Assets	$1,454,344,967	100.0

ADR	American Depositary Receipt

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $11,075,707 or 0.8% of net assets. Please refer to the table below for additional details.
(4)	Security, or a portion of the security, is on loan.
(5)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$220,774,615	$—	$2,480,118	$223,254,733
Consumer Discretionary	224,492,266	—	—	224,492,266
Consumer Staples	1,412,425	—	—	1,412,425
Energy	11,646,552	—	—	11,646,552
Financials	39,728,902	—	—	39,728,902
Health Care	174,165,304	—	—	174,165,304
Industrials	24,389,784	6,589,225	—	30,979,009
Information Technology	706,487,871	—	3,440,878	709,928,749
Materials	12,638,368	—	—	12,638,368
Total Common Stock	1,415,736,087	6,589,225	5,920,996	1,428,246,308
Preferred Stock	—	12,279,826	4,185,259	16,465,085
Short-Term Investments	7,265,014	3,442,602	—	10,707,616
Total Investments, at fair value	$1,423,001,101	$22,311,653	$10,106,255	$1,455,419,009

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At December 31, 2023, VY® T. Rowe Price Growth Equity Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Ant International Co. - Balanced Owed	8/24/2023	$2,301,805	$2,253,927
Epic Games, Inc.	6/18/2020	3,029,675	2,480,118
GM Cruise Holdings, LLC Class F	5/7/2019	2,914,525	932,648
Magic Leap, Inc. - Class A	1/20/2016	3,824,971	37,781
Maplebear, Inc.	7/2/2020	1,986,867	969,452
Nuro, Inc. - Series C	10/30/2020	1,735,517	543,736
Rappi, Inc. - Series E	9/8/2020	2,299,446	874,425
Sila Nanotechnologies, Inc., - Series F	1/7/2021	1,535,389	754,436
Stripe, Inc. - Class B	12/17/2019	807,094	1,149,170
Waymo LLC., Series A-2	5/8/2020	1,625,552	1,080,014
		$22,060,841	$11,075,707

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,025,354,371.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$457,703,821
Gross Unrealized Depreciation	(27,638,810)
Net Unrealized Appreciation	$430,065,011

See Accompanying Notes to Financial Statements

TAX INFORMATION (UnaUdited)

Dividends and distributions paid during the year ended December 31, 2023 were as follows:

Fund Name	Type	Per Share Amount	Fund Name	Type	Per Share Amount
Voya Global Bond Portfolio			VY® Columbia Small Cap Value II Portfolio
Class ADV	NII	$0.1912	Class ADV	NII	$0.0303
Class I	NII	$0.2368	Class I	NII	$0.1421
Class S	NII	$0.2160	Class R6	NII	$0.1511
All Classes	ROC	$0.0687	Class S	NII	$0.0892
Voya Global Insights Portfolio			Class S2	NII	$0.0727
Class ADV	NII	-	All Classes	LTCG	$1.1621
Class I	NII	$0.0095	VY® Invesco Comstock Portfolio
Class S	NII	-	Class ADV	NII	$0.2986
Class S2	NII	-	Class I	NII	$0.4008
All Classes	STCG	-	Class S	NII	$0.3503
All Classes	LTCG	$2.0052	All Classes	LTCG	$2.6799
Voya International High Dividend Low Volatility Portfolio			VY® Invesco Equity and Income Portfolio
Class ADV	NII	$0.3903	Class ADV	NII	$0.7265
Class I	NII	$0.4389	Class I	NII	$0.9386
Class S	NII	$0.4114	Class S	NII	$0.8309
Class S2	NII	$0.3464	Class S2	NII	$0.7718
VY® American Century Small-Mid Cap Value Portfolio			All Classes	LTCG	$2.3493
Class ADV	NII	$0.2090	VY® JPMorgan Mid Cap Value Portfolio
Class I	NII	$0.2735	Class ADV	NII	$0.1171
Class S	NII	$0.2363	Class I	NII	$0.1887
Class S2	NII	$0.2172	Class S	NII	$0.1503
All Classes	STCG	$0.1205	Class S2	NII	$0.1341
All Classes	LTCG	$1.3384	All Classes	STCG	$0.0077
VY® Baron Growth Portfolio			All Classes	LTCG	$1.5171
All Classes	LTCG	$1.3909	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
VY® Columbia Contrarian Core Portfolio			All Classes	LTCG	$0.0137
Class ADV	NII	$0.2697	VY® T. Rowe Price Growth Equity Portfolio
Class I	NII	$0.3193	All Classes	LTCG	$1.2417
Class S	NII	$0.3095
All Classes	LTCG	$5.9159

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

ROC – Return of capital

Of the ordinary distributions made during the year ended December 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Global Insights Portfolio	100.00%
VY® American Century Small-Mid Cap Value Portfolio	69.82%
VY® Columbia Contrarian Core Portfolio	100.00%
VY® Columbia Small Cap Value II Portfolio	100.00%
VY® Invesco Comstock Portfolio	98.34%
VY® Invesco Equity and Income Portfolio	62.77%
VY® JPMorgan Mid Cap Value Portfolio	100.00%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	100.00%

TAX INFORMATION (UnaUdited) (continUed)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Global Insights Portfolio	$125,580,792
VY® American Century Small-Mid Cap Value Portfolio	$35,002,895
VY® Baron Growth Portfolio	$28,695,083
VY® Columbia Contrarian Core Portfolio	$18,591,081
VY® Columbia Small Cap Value II Portfolio	$10,773,302
VY® Invesco Comstock Portfolio	$30,519,073
VY® Invesco Equity and Income Portfolio	$57,341,983
VY® JPMorgan Mid Cap Value Portfolio	$31,042,551
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	$1,459,416
VY® T. Rowe Price Growth Equity Portfolio	$24,334,095

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Derived from Foreign Sourced Income*
Voya International High Dividend Low Volatility Portfolio	$1,095,339	$0.0334	87.94%

*None of the Portfolio's income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UnaUdited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 262-3862.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors(3):
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Director	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	November 1997 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	October 2015 – Present	Retired.	138	None.

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed In- dependent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacif- ic High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio;

DIRECTOR AND OFFICER INFORMATION (UnaUdited) (continued)

Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Director of the Board.

DIRECTOR AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present

Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management

(March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya family of funds and Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present

Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

DIRECTOR AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

DIRECTOR AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2023, the Board of Directors (“Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Global Bond Portfolio, Voya Global Insights Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, and VY® T. Rowe Price Growth Equity Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”), on behalf of each Portfolio, except Voya Global Insights Portfolio, with Voya Investment Management Co. LLC; American Century Investment Management, Inc.; BAMCO, Inc.; Columbia Management Investment Advisers, LLC; Invesco Advisers, Inc.; J.P. Morgan Investment Management Inc.; and T. Rowe Price Associates, Inc., the respective sub-advisers to each Portfolio (the “Sub-Advisers”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Directors also held meetings outside the presence of representatives of the Manager and Sub- Advisers (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub- advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or a Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continued)

responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Advisers’ investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in- person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub- advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. In addition, the Board considered Voya Global Bond Portfolio’s investment performance compared to an additional performance peer group that is approved by the Board due to the investment structure or strategy of each Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Advisers, as applicable, for these differences. For the non-Voya- affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continued)

and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules, and that the Manager is responsible for paying the fees of the Sub-Advisers.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager proposed any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya- affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do often employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub- Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya- affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Global Bond Portfolio

In considering whether to approve the renewal of the Contracts for Voya Global Bond Portfolio, the Board

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continued)

considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to- date and ten-year periods, the third quintile for the five- year period, and the fourth quintile for the one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year and ten-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

Voya Global Insights Portfolio (formerly, VY® Invesco Global Portfolio)

In considering whether to approve the renewal of the Management Contract for Voya Global Insights Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year and three-year periods, and the fourth quintile for the five-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) its evaluation of potential changes to the Portfolio.

In considering the fees payable under the Management Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Voya International High Dividend Low Volatility Portfolio

In considering whether to approve the renewal of the Contracts for Voya International High Dividend Low Volatility Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one-year, five-year and ten- year periods and the fifth quintile for the year-to-date and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; (2) its confidence in the ability of the Portfolio to deliver long-term performance; and (3) that it would continue to monitor the Portfolio’s performance.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

VY® American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Contracts for VY® American Century Small-Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continued)

is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the one-year and five-year periods, and the third quintile for the year-to-date and three-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) management’s representations regarding the competitiveness of the Portfolio’s management fee rate; and (2) that, as a result of the Board’s request during the 2022 annual contract renewal cycle, the Portfolio’s management fee rate was changed and lower expense limits were implemented, effective on January 1, 2023.

VY® Baron Growth Portfolio

In considering whether to approve the renewal of the Contracts for VY® Baron Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year, three- year, five-year and ten-year periods, and the third quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive when compared to similar products for which the Sub-Adviser performs portfolio management services.

VY® Columbia Contrarian Core Portfolio

In considering whether to approve the renewal of the Contracts for VY® Columbia Contrarian Core Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the five-year and ten-year periods, the third quintile for the three-year period, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s net expense ratio.

VY® Columbia Small Cap Value II Portfolio

In considering whether to approve the renewal of the Contracts for VY® Columbia Small Cap Value II Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and ten-year periods, the third quintile for the year-to-date and five-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continued)

outperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

VY® Invesco Comstock Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Comstock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three- year period, the second quintile for the one-year, five-year and ten-year periods, and the fourth quintile for the year-to- date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

VY® Invesco Equity and Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Equity and Income Portfolio,

the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year period, the second quintile for the one-year, five-year and ten-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

VY® JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Contracts for VY® JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the ten-year period, the fourth quintile for the one-year, three-year and five-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of sector allocation on the Portfolio’s performance; and (2) its confidence in the Sub-Adviser’s ability to deliver long-term performance.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continued)

of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year and ten-year periods, the second quintile for the three-year and five year periods, and the third quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

VY® T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year- to-date period, the third quintile for the ten-year period, and the fifth quintile for the one-year, three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection and sector allocation on the Portfolio’s performance; (2) the competitiveness of the Portfolio’s performance during certain periods; and (3)

that management would continue to monitor the Portfolio’s performance.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2024.

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	VPAR-VPI (1223)

Annual Report

December 31, 2023

Classes ADV, I, R6, S, S2 and T

Voya Partners, Inc.

■	Voya Solution Aggressive Portfolio

■	Voya Solution Balanced Portfolio

■	Voya Solution Conservative Portfolio

■	Voya Solution Income Portfolio

■	Voya Solution Moderately Aggressive Portfolio

■	Voya Solution Moderately Conservative Portfolio

■	Voya Solution 2025 Portfolio

■	Voya Solution 2030 Portfolio

■	Voya Solution 2035 Portfolio

■	Voya Solution 2040 Portfolio

■	Voya Solution 2045 Portfolio

■	Voya Solution 2050 Portfolio

■	Voya Solution 2055 Portfolio

■	Voya Solution 2060 Portfolio

■	Voya Solution 2065 Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www. voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Risk Aggressive® Index	Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.
S&P Target Risk® Conservative Index	Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk® Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
S&P Target Date 2025 Index, S&P Target Date 2030 Index, S&P Target Date 2035 Index,	Each index seeks to represent the market consensus for asset allocations which target an approximate 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2065 retirement horizon, respectively.
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index,
S&P Target Date 2055 Index,
S&P Target Date 2060 Index and
S&P Target Date 2065+ Index

1

VOYA SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The Voya Solution Portfolios consist of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio, and Voya Solution 2065 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year or have the risk profile applicable to that Portfolio resulting in target investment allocations (“Target Asset Allocations”). These Target Asset Allocations as of December 31, 2023 are set out in the table below. The Portfolios are managed by Lanyon Blair, CFA and Barbara Reinhard, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) the Sub-Adviser (“Sub-Adviser”).

Performance: Each Portfolio’s performance against its respective benchmarks is set out in the table below.

Portfolio Specifics: For the reporting year ended December 31, 2023, the Portfolios produced strong absolute returns. Tactical asset allocation detracted, while manager selection contributed.

At the beginning of the period, the Portfolios were underweight in equity and overweight to fixed income relative to their strategic allocation benchmarks. On average across the Portfolios, equity sub-asset class allocations were overweight to U.S. small cap equities and underweight in U.S. large cap and international developed equites. Within fixed income, the Portfolios were underweight in U.S. high yield (“HY) and, overweight to U.S. Treasury Inflation Protected Securities (“TIPS”) and U.S. long duration government bonds.

In early January, the Portfolios added to U.S. mid cap and emerging markets (“EM”) equity by reducing core fixed income. Risk appetite was overly depressed, which gave a contrarian signal that in our opinion equities could still rally. China’s re-opening and favorable relative valuations offered a good adding point, in our view, for EM equities and allocating to U.S. mid caps helped diversify away from U.S. large cap technology. In early February, prior to a big run-up in yields before the emergence of banking sector stress, the Portfolios reduced duration. Inflation appeared hotter than expected at the time, yields were approaching a resistance level and a more neutral duration posture was the prudent positioning, in our view. Later in the month, core fixed income was reduced in favor of HY. At the time, we believed corporate balance sheets looked sturdy, recession did not appear imminent, and it looked like a good time to tactically add carry. During the second week of March, we reduced core fixed income and added to U.S. large cap growth. U.S. interest rates were hitting the well-tested resistance point and we expected them to consolidate lower. At the same time, technology companies had been taking aggressive steps to cut costs and protect profits with slowing economic activity, which they believed would help growth stocks outperform bonds and other equity styles over the near term.

As part of its annual review in early April, the Portfolios enacted their glide downs, leading to lower equity weights in the 2050–2025 vintages. At the same time, the Portfolios’ strategic asset allocations were reset, resulting in reduced allocations to U.S. mid cap equities and U.S. core bonds, and increases in U.S. small cap and short duration fixed income. Later in the period, we cut some of the Portfolios’ underweights in international developed equities as a risk management trade, despite the region’s still unfavorable risk-reward profile. Toward the end of April, the long U.S. large cap growth overweight was closed with proceeds being reallocated into U.S. core bonds. The flight to quality thesis played out faster than anticipated and we wanted to lock-in gains prior to earnings season. Finally, at the end of April, we reduced U.S. small cap equities and increased U.S. large cap equities. At the time, U.S. Small Caps remained oversold and traded at attractive relative valuations, but concerns over regional banking issues were expected to weigh on the asset class in the near term.

Toward the end of August, we added to US TIPS by reducing short term bonds in the near-dated vintages. The backup in real yields presented an opportunity to close TIPS underweights and assume a more neutral position.

At the end of October, we further extended duration in the 2030–2065 vintages by adding to long-term U.S. Treasuries and reducing core fixed income. At that time, real yields were around 2.40%, the highest in 15 years. We felt this was probably near peak interest rates, given their view that global growth is slowing, the U.S. Federal Reserve is done hiking and will probably begin cutting rates in the first half of 2024. This proved a prescient move, as rates fell sharply in November. At the beginning of December, this portion of the long duration position was unwound at a gain, as rates hit a predetermined fair value level.

The Portfolios continue to favor U.S. assets and maintain modestly defensive posture overall with a preference for U.S. large cap equities and core investment grade fixed income.

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PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION PORTFOLIOS

During the year, tactical asset allocation moves relative to our strategic benchmarks have had a negative impact across the Portfolios.

Overall, underlying fund selection contributed to results. Managers that contributed most to excess returns were Voya Multi-Manager Emerging Markets Equity Fund, Voya Intermediate Bond Fund and VY® T. Rowe Price Growth Equity Portfolio. Managers that detracted most from excess returns were Voya Multi-Manager Mid Cap Value Fund, Voya Multi-Manager International Equity Fund and Voya U.S. High Dividend Low Volatility Fund.

Current Strategy and Outlook: After unexpectedly strong performance from the U.S. economy and capital markets last year, investors enter 2024 more upbeat. While we are encouraged about the progress of inflation and the resiliency of consumers and corporations, we think noticeably slower economic growth, fair to modestly extended valuations and very optimistic forecasts around U.S. Federal Reserve rate cuts could limit upside potential for stocks. We see rates markets are providing little room for yields to decline outside a meaningful slowing of economic growth. Despite high expectations, we think global stocks and bonds can produce respectable returns throughout the year. We believe the current setting presents opportunities for allocators to benefit from divergences in global policy, business cycles and pricing of risk. In this macro environment, we emphasize balance in the Portfolios, but believe U.S. exceptionalism is set to persist.

The disinflationary process continues as decongested supply chain issues and slowing demand forces have accounted for most of the recent relief. We see more downside from factors such as shelter, and weaker wage growth as the lagged impact of tighter monetary policy further filters into the labor market, where there are early signs of weakness — such as declining job openings and quits. However, we do not expect significant deterioration in the labor market. Limited private sector overreach and rising real incomes from falling inflation should keep the growth downturn mild.

In our opinion, U.S. equities may continue to outperform other countries and regions, driven by their higher growth potential, proactive corporate rightsizing and robust earnings from unrivaled software innovation. We continue to be cautious on Europe as we believe the region’s cyclical gearing and relatively high interest rate sensitivity has made the sting from tighter policy more broadly felt. Europe is also more exposed to energy supply shocks and external demand from China, which is struggling. Exports have plunged, due in part to U.S. companies’ efforts to re-shore or move offshore manufacturing elsewhere. Furthermore, China’s real estate sector, their main growth engine, is in our opinion, in freefall. We are mindful that sentiment is beaten down and look for signs that the Chinese authorities will implement coordinated policy action before shifting stances.

(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2023.

*	Effective May 1, 2023, Lanyon Blair, CFA was added as a portfolio manager to the Portfolios. In addition, effective December 31, 2023,

Paul Zemsky retired from Voya Investment Management Co. LLC and is no longer a portfolio manager to the Portfolios.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

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VOYA SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Average Target Asset Allocations as of December 31, 2023(1)
(as a percentage of net assets)
Sub Asset Class	2065	2060	2055	2050	2045	2040	2035	2030	2025
US Large Blend	40.00%	39.00%	39.00%	39.00%	37.00%	33.00%	30.50%	25.50%	21.50%
US Large Growth	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	6.00%	5.00%	5.00%
US Large Value	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	6.00%	5.00%	5.00%
US Mid Cap Blend	6.00%	6.00%	6.00%	6.00%	5.00%	5.00%	4.00%	4.00%	3.00%
US Small Cap	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%	3.00%	3.00%	2.00%
International	24.50%	23.50%	23.50%	23.50%	23.50%	21.50%	18.50%	15.50%	12.50%
Emerging Markets	6.00%	7.00%	7.00%	6.00%	6.00%	5.00%	5.00%	4.00%	3.00%
Core Fixed Income	3.00%	4.00%	4.00%	5.00%	6.00%	13.00%	23.00%	29.00%	32.00%
High Yield	—	—	—	—	2.00%	2.00%	2.00%	2.00%	2.00%
International Bonds	—	—	—	—	—	—	—	—	3.00%
TIPS	—	—	—	—	—	—	—	3.00%	6.00%
Short Duration	—	—	—	1.00%	1.50%	1.00%	1.00%	2.00%	3.00%
Long Govt Bonds	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Total Equity	95.10%	94.10%	94.10%	93.10%	90.10%	83.10%	73.00%	62.00%	52.00%
Total Fixed Income	5.00%	6.00%	6.00%	8.00%	11.50%	18.00%	28.00%	38.00%	48.00%
Total

Average Target Asset Allocations as of December 31, 2023(1)
(as a percentage of net assets)
Sub Asset Class	Income	Aggressive	Moderately	Balanced	Conservative	Moderately
			Aggressive			Conservative
US Large Growth	6.00%	9.50%	8.00%	7.00%	4.30%	7.00%
US Large Value	6.00%	6.50%	8.00%	7.00%	4.30%	7.00%
US Mid Cap Blend	2.00%	12.00%	9.00%	6.00%	3.00%	3.00%
US Small Cap	1.00%	7.00%	5.00%	3.00%	—	2.00%
International	6.50%	11.50%	9.50%	5.50%	1.50%	4.50%
Emerging Markets	2.00%	3.00%	3.00%	3.00%	1.00%	2.00%
Core Fixed Income	40.00%	10.00%	18.00%	30.00%	39.00%	37.00%
High Yield	4.00%	—	—	—	5.00%	5.00%
International Bonds	3.00%	—	—	—	5.00%	4.00%
TIPS	10.00%	—	—	—	5.00%	3.00%
Short Duration	9.00%	—	3.00%	8.00%	22.00%	11.00%
Long Govt Bonds	2.00%	—	2.00%	2.00%	2.00%	2.00%
US Large Blend	8.50%	40.50%	34.50%	28.50%	8.00%	12.50%
Total Equity	32.00%	90.00%	77.00%	60.00%	22.10%	38.00%
Total Fixed Income	68.00%	10.00%	23.00%	40.00%	78.00%	62.00%
Total	100.00%	100.00%	100.00%	100.00%	100.10%	100.00%

(1)	As these are target allocations, the actual allocations of each Fund’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change.

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PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION PORTFOLIOS

Average Total Returns for the Year Ended December 31, 2023
1 Year
Voya Solution Aggressive Portfolio, Class S	20.90%
S&P Target Risk Aggressive® Index	18.40%
Voya Solution Balanced Portfolio, Class S	16.07%
S&P Target Risk® Growth Index	15.38%
Voya Solution Conservative Portfolio, Class S	9.12%
S&P Target Risk® Conservative Index	10.94%
Voya Solution Income Portfolio, Class S	10.57%
S&P Target Date Retirement Income Index	10.35%
Russell 3000® Index	25.96%
MSCI EAFE®	18.24%
Bloomberg U.S. Aggregate Bond	5.53%
Voya Solution Moderately Aggressive Portfolio, Class S	18.61%
S&P Target Risk Aggressive® Index	18.40%
Voya Solution Moderately Conservative Portfolio, Class S	11.86%
S&P Target Risk® Moderate Index	12.41%
Voya Solution 2025 Portfolio, Class S	13.68%
S&P Target Date 2025 Index	12.99%
Russell 3000® Index	25.96%
MSCI EAFE®	18.24%
Bloomberg U.S. Aggregate Bond	5.53%
Voya Solution 2030 Portfolio, Class S	15.56%
S&P Target Date 2030 Index	14.80%
Voya Solution 2035 Portfolio, Class S	17.64%
S&P Target Date 2035 Index	16.63%
Russell 3000® Index	25.96%
MSCI EAFE®	18.24%
Bloomberg U.S. Aggregate Bond	5.53%
Voya Solution 2040 Portfolio, Class S	19.27%
S&P Target Date 2040 Index	18.16%
Voya Solution 2045 Portfolio, Class S	20.09%
S&P Target Date 2045 Index	19.14%
Russell 3000® Index	25.96%
MSCI EAFE®	18.24%
Bloomberg U.S. Aggregate Bond	5.53%
Voya Solution 2050 Portfolio, Class S	20.50%
S&P Target Date 2050 Index	19.59%
Voya Solution 2055 Portfolio, Class S	20.66%
S&P Target Date 2055 Index	19.62%
Voya Solution 2060 Portfolio, Class S	20.59%
S&P Target Date 2060 Index	19.74%
Voya Solution 2065 Portfolio, Class S	20.74%
S&P Target Date 2065+ Index	19.84%

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VOYA SOLUTION AGGRESSIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	20.63%	10.66%	7.17%
Class I	21.21%	11.21%	7.69%
Class R6(1)	21.32%	11.23%	7.70%
Class S	20.90%	10.94%	7.43%
Class S2	20.64%	10.77%	7.26%
S&P Target Risk Aggressive® Index	18.40%	9.78%	7.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Aggressive Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

6

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION BALANCED PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	15.66%	7.67%	5.59%
Class I	16.25%	8.21%	6.12%
Class R6(1)	16.30%	8.22%	6.13%
Class S	16.07%	7.94%	5.85%
Class S2	15.84%	7.78%	5.69%
S&P Target Risk® Growth Index	15.38%	7.73%	5.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Balanced Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

7

VOYA SOLUTION CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	8.79%	3.73%	3.22%
Class I	9.32%	4.25%	3.72%
Class R6(1)	9.26%	4.24%	3.83%
Class S	9.12%	3.99%	3.47%
Class S2	8.88%	3.83%	3.33%
S&P Target Risk® Conservative Index	10.94%	4.60%	3.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Conservative Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	10.47%	4.58%	3.77%
Class I	10.91%	5.09%	4.28%
Class S	10.57%	4.83%	4.02%
Class S2	10.47%	4.68%	3.87%
Class T	10.23%	4.36%	3.56%
S&P Target Date Retirement Income Index	10.35%	4.90%	3.98%
Russell 3000® Index	25.96%	15.16%	11.48%
MSCI EAFE®	18.24%	8.16%	4.28%
Bloomberg U.S. Aggregate Bond	5.53%	1.10%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Income Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

9

VOYA SOLUTION MODERATELY AGGRESSIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	18.23%	9.23%	6.29%
Class I	18.85%	9.80%	6.82%
Class R6(1)	18.77%	9.77%	6.81%
Class S	18.61%	9.51%	6.55%
Class S2	18.42%	9.34%	6.40%
S&P Target Risk Aggressive® Index	18.40%	9.78%	7.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Aggressive Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

10

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION MODERATELY CONSERVATIVE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	11.40%	5.39%	4.20%
Class I	12.08%	5.90%	4.72%
Class R6(1)	12.07%	5.92%	4.72%
Class S	11.86%	5.67%	4.48%
Class S2	11.66%	5.49%	4.31%
S&P Target Risk® Moderate Index	12.41%	5.66%	4.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Conservative Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

11

VOYA SOLUTION 2025 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	13.43%	6.58%	5.12%
Class I	13.98%	7.11%	5.66%
Class S	13.68%	6.85%	5.39%
Class S2	13.52%	6.69%	5.23%
Class T	13.14%	6.36%	4.92%
S&P Target Date 2025 Index	12.99%	7.42%	5.85%
Russell 3000® Index	25.96%	15.16%	11.48%
MSCI EAFE®	18.24%	8.16%	4.28%
Bloomberg U.S. Aggregate Bond	5.53%	1.10%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2025 Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION 2030 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	15.36%	7.75%	5.94%
Class I	15.89%	8.27%	6.46%
Class S	15.56%	8.00%	6.19%
Class S2	15.42%	7.86%	6.03%
Class T	15.02%	7.60%	5.74%
S&P Target Date 2030 Index	14.80%	8.42%	6.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2030 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

13

VOYA SOLUTION 2035 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	17.38%	8.50%	6.16%
Class I	17.98%	9.06%	6.69%
Class S	17.64%	8.79%	6.43%
Class S2	17.43%	8.61%	6.27%
S&P Target Date 2035 Index	16.63%	9.44%	7.04%
Russell 3000® Index	25.96%	15.16%	11.48%
MSCI EAFE®	18.24%	8.16%	4.28%
Bloomberg U.S. Aggregate Bond	5.53%	1.10%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2035 Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

14

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION 2040 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	18.98%	9.58%	6.88%
Class I	19.58%	10.11%	7.42%
Class S	19.27%	9.84%	7.14%
Class S2	19.11%	9.68%	6.98%
Class T	18.70%	9.32%	6.65%
S&P Target Date 2040 Index	18.16%	10.22%	7.49%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2040 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

15

VOYA SOLUTION 2045 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	19.73%	10.03%	6.84%
Class I	20.32%	10.58%	7.38%
Class S	20.09%	10.31%	7.11%
Class S2	19.96%	10.13%	6.94%
Class T	19.56%	9.81%	6.62%
S&P Target Date 2045 Index	19.14%	10.68%	7.76%
Russell 3000® Index	25.96%	15.16%	11.48%
MSCI EAFE®	18.24%	8.16%	4.28%
Bloomberg U.S. Aggregate Bond	5.53%	1.10%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2045 Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

16

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION 2050 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	20.22%	10.11%	7.04%
Class I	20.88%	10.66%	7.60%
Class S	20.50%	10.37%	7.31%
Class S2	20.36%	10.21%	7.15%
Class T	20.00%	9.88%	6.82%
S&P Target Date 2050 Index	19.59%	10.92%	7.92%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2050 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

17

VOYA SOLUTION 2055 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	20.21%	10.11%	6.91%
Class I	20.90%	10.67%	7.45%
Class S	20.66%	10.40%	7.18%
Class S2	20.41%	10.23%	7.02%
S&P Target Date 2055 Index	19.62%	10.98%	7.99%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2055 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

18

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION 2060 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
			Since
	1 Year	5 Year	Inception
Class ADV	20.29%	10.04%	7.09%(1)
Class I	20.98%	10.60%	7.60%(1)
Class S	20.59%	10.33%	7.30%(1)
Class S2	20.45%	10.15%	7.17%(1)
Class T	20.20%	9.83%	6.83%(1)
S&P Target Date 2060 Index	19.74%	11.04%	8.33%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2060 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class ADV, I, S, S2 and T inception date was February 9, 2015.

19

VOYA SOLUTION 2065 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2023
		Since
	1 Year	Inception
Class ADV	20.31%	8.52%(1)
Class I	20.99%	9.08%(1)
Class S	20.74%	8.82%(1)
Class S2	20.52%	8.67%(1)
Class T	20.18%	8.33%(1)
S&P Target Date 2065+ Index	19.84%	9.91%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2065 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class ADV, I, S, S2 and T inception date was July 29, 2020.

20

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio*	2023**	2023	2023	Ratio*	2023**

Voya Solution Aggressive Portfolio
Class ADV	$1,000.00	$1,067.80	0.87%	$4.53	$1,000.00	$1,020.82	0.87%	$4.43
Class I	1,000.00	1,070.40	0.37	1.93	1,000.00	1,023.34	0.37	1.89
Class R6	1,000.00	1,070.50	0.30	1.57	1,000.00	1,023.69	0.30	1.53
Class S	1,000.00	1,069.00	0.62	3.23	1,000.00	1,022.08	0.62	3.16
Class S2	1,000.00	1,068.00	0.77	4.01	1,000.00	1,021.32	0.77	3.92
...
Voya Solution Balanced Portfolio
Class ADV	$1,000.00	$1,057.30	0.83%	$4.30	$1,000.00	$1,021.02	0.83%	$4.23
Class I	1,000.00	1,059.00	0.33	1.71	1,000.00	1,023.54	0.33	1.68
Class R6	1,000.00	1,059.50	0.27	1.40	1,000.00	1,023.84	0.27	1.38
Class S	1,000.00	1,057.50	0.58	3.01	1,000.00	1,022.28	0.58	2.96
Class S2	1,000.00	1,057.70	0.73	3.79	1,000.00	1,021.53	0.73	3.72

21

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio*	2023**	2023	2023	Ratio*	2023**

Voya Solution Conservative Portfolio
Class ADV	$1,000.00	$1,041.50	0.74%	$3.81	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,043.70	0.24	1.24	1,000.00	1,024.00	0.24	1.22
Class R6	1,000.00	1,045.30	0.24	1.24	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,042.70	0.49	2.52	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,042.90	0.64	3.30	1,000.00	1,021.98	0.64	3.26
....4
Voya Solution Income Portfolio
Class ADV	$1,000.00	$1,044.00	0.75%	$3.86	$1,000.00	$1,021.42	0.75%	$3.82
Class I	1,000.00	1,046.90	0.25	1.29	1,000.00	1,023.95	0.25	1.28
Class S	1,000.00	1,045.10	0.50	2.58	1,000.00	1,022.68	0.50	2.55
Class S2	1,000.00	1,044.50	0.65	3.35	1,000.00	1,021.93	0.65	3.31
Class T	1,000.00	1,043.30	0.95	4.89	1,000.00	1,020.42	0.95	4.84
....5
Voya Solution Moderately Aggressive Portfolio
Class ADV	$1,000.00	$1,061.90	0.75%	$3.90	$1,000.00	$1,021.42	0.75%	$3.82
Class I	1,000.00	1,065.00	0.25	1.30	1,000.00	1,023.95	0.25	1.28
Class R6	1,000.00	1,064.20	0.24	1.25	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,064.00	0.50	2.60	1,000.00	1,022.68	0.50	2.55
Class S2	1,000.00	1,063.30	0.65	3.38	1,000.00	1,021.93	0.65	3.31
....6
Voya Solution Moderately Conservative Portfolio
Class ADV	$1,000.00	$1,048.90	0.78%	$4.03	$1,000.00	$1,021.27	0.78%	$3.97
Class I	1,000.00	1,051.40	0.28	1.45	1,000.00	1,023.79	0.28	1.43
Class R6	1,000.00	1,051.40	0.28	1.45	1,000.00	1,023.79	0.28	1.43
Class S	1,000.00	1,050.90	0.53	2.74	1,000.00	1,022.53	0.53	2.70
Class S2	1,000.00	1,049.00	0.68	3.51	1,000.00	1,021.78	0.68	3.47
....7
Voya Solution 2025 Portfolio
Class ADV	$1,000.00	$1,050.70	0.77%	$3.98	$1,000.00	$1,021.32	0.77%	$3.92
Class I	1,000.00	1,053.40	0.27	1.40	1,000.00	1,023.84	0.27	1.38
Class S	1,000.00	1,051.40	0.52	2.69	1,000.00	1,022.58	0.52	2.65
Class S2	1,000.00	1,050.20	0.67	3.46	1,000.00	1,021.83	0.67	3.41
Class T	1,000.00	1,049.60	0.97	5.01	1,000.00	1,020.32	0.97	4.94
....8
Voya Solution 2030 Portfolio
Class ADV	$1,000.00	$1,055.60	0.74%	$3.83	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,057.90	0.24	1.24	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,056.30	0.49	2.54	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,055.90	0.64	3.32	1,000.00	1,021.98	0.64	3.26
Class T	1,000.00	1,055.00	0.94	4.87	1,000.00	1,020.47	0.94	4.79
....9
Voya Solution 2035 Portfolio
Class ADV	$1,000.00	$1,060.20	0.72%	$3.74	$1,000.00	$1,021.58	0.72%	$3.67
Class I	1,000.00	1,063.30	0.22	1.14	1,000.00	1,024.10	0.22	1.12
Class S	1,000.00	1,061.60	0.47	2.44	1,000.00	1,022.84	0.47	2.40
Class S2	1,000.00	1,060.40	0.62	3.22	1,000.00	1,022.08	0.62	3.16
...
Voya Solution 2040 Portfolio
Class ADV	$1,000.00	$1,063.90	0.71%	$3.69	$1,000.00	$1,021.63	0.71%	$3.62
Class I	1,000.00	1,066.10	0.21	1.09	1,000.00	1,024.15	0.21	1.07
Class S	1,000.00	1,064.60	0.46	2.39	1,000.00	1,022.89	0.46	2.35
Class S2	1,000.00	1,064.00	0.61	3.17	1,000.00	1,022.13	0.61	3.11
Class T	1,000.00	1,062.70	0.91	4.73	1,000.00	1,020.62	0.91	4.63

22

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio*	2023**	2023	2023	Ratio*	2023**

Voya Solution 2045 Portfolio
Class ADV	$1,000.00	$1,065.40	0.71%	$3.70	$1,000.00	$1,021.63	0.71%	$3.62
Class I	1,000.00	1,067.80	0.21	1.09	1,000.00	1,024.15	0.21	1.07
Class S	1,000.00	1,066.80	0.46	2.40	1,000.00	1,022.89	0.46	2.35
Class S2	1,000.00	1,065.30	0.61	3.18	1,000.00	1,022.13	0.61	3.11
Class T	1,000.00	1,064.50	0.91	4.74	1,000.00	1,020.62	0.91	4.63

Voya Solution 2050 Portfolio
Class ADV	$1,000.00	$1,065.80	0.73%	$3.80	$1,000.00	$1,021.53	0.73%	$3.72
Class I	1,000.00	1,068.30	0.23	1.20	1,000.00	1,024.05	0.23	1.17
Class S	1,000.00	1,066.90	0.48	2.50	1,000.00	1,022.79	0.48	2.45
Class S2	1,000.00	1,065.50	0.63	3.28	1,000.00	1,022.03	0.63	3.21
Class T	1,000.00	1,065.50	0.93	4.84	1,000.00	1,020.52	0.93	4.74

Voya Solution 2055 Portfolio
Class ADV	$1,000.00	$1,065.70	0.74%	$3.85	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,068.60	0.24	1.25	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,067.30	0.49	2.55	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,066.40	0.64	3.33	1,000.00	1,021.98	0.64	3.26
...
Voya Solution 2060 Portfolio
Class ADV	$1,000.00	$1,066.10	0.74%	$3.85	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,068.40	0.24	1.25	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,067.30	0.49	2.55	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,065.60	0.64	3.33	1,000.00	1,021.98	0.64	3.26
Class T	1,000.00	1,065.00	0.94	4.89	1,000.00	1,020.47	0.94	4.79
...
Voya Solution 2065 Portfolio
Class ADV	$1,000.00	$1,065.30	0.75%	$3.90	$1,000.00	$1,021.42	0.75%	$3.82
Class I	1,000.00	1,068.60	0.25	1.30	1,000.00	1,023.95	0.25	1.28
Class S	1,000.00	1,067.20	0.50	2.61	1,000.00	1,022.68	0.50	2.55
Class S2	1,000.00	1,066.20	0.65	3.39	1,000.00	1,021.93	0.65	3.31
Class T	1,000.00	1,065.30	0.95	4.95	1,000.00	1,020.42	0.95	4.84

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio and Voya Solution 2065 Portfolio and the Board of Directors of Voya Partners, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio and Voya Solution 2065 Portfolio (collectively referred to as the “Portfolios”) (fifteen of the portfolios constituting Voya Partners, Inc. (the “Company”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (fifteen of the portfolios constituting Voya Partners, Inc.) at December 31, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting Voya Partners, Inc.	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya Solution Aggressive Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Solution Balanced Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Solution Conservative Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Solution Income Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Solution Moderately Aggressive Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Solution Moderately Conservative Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Solution 2025 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Solution 2030 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Solution 2035 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)

Voya Solution 2040 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Solution 2045 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Solution 2050 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Solution 2055 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Solution 2060 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Solution 2065 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the three years in the period then ended December 31, 2023 and the period from July 29, 2020 (commencement of operations) through December 31, 2020

The financial highlights for the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 28, 2024

25

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023

	Voya Solution	Voya Solution	Voya Solution	Voya Solution
	Aggressive	Balanced	Conservative	Income
	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$33,988,397	$49,320,280	$9,461,569	$156,267,007
Investments in unaffiliated underlying funds at fair value**	664,277	975,312	694,268	27,166,064
Cash	30,516	14,576	8,416	94,322
Receivables:
Investments in affiliated underlying funds sold	116,878	–	–	–
Fund shares sold	9,843	66,192	57,642	48,388
Interest	49	24	25	699
Prepaid expenses	257	418	144	1,768
Reimbursement due from Investment Adviser	5,479	–	4,906	8,469
Other assets	433	1,771	537	21,260
Total assets	34,816,129	50,378,573	10,227,507	183,607,977
LIABILITIES:
Payable for investments in affiliated underlying funds
purchased	–	66,148	57,611	36,414
Payable for fund shares redeemed	126,722	–	–	11,842
Payable for investment management fees	6,125	8,884	1,374	46,026
Payable for distribution and shareholder service fees	2,401	7,071	1,739	55,378
Payable to directors under the deferred compensation
plan (Note 6)	433	1,771	537	21,260
Payable for directors fees	869	1,401	75	5,301
Other accrued expenses and liabilities	9,324	16,104	13,730	73,383
Total liabilities	145,874	101,379	75,066	249,604
NET ASSETS	$34,670,255	$50,277,194	$10,152,441	$183,358,373
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$34,858,941	$53,836,424	$11,848,993	$201,770,169
Total distributable loss	(188,686)	(3,559,230)	(1,696,552)	(18,411,796)
NET ASSETS	$34,670,255	$50,277,194	$10,152,441	$183,358,373
* Cost of investments in affiliated underlying funds	$32,421,994	$48,625,059	$9,201,167	$163,882,100
** Cost of investments in unaffiliated underlying funds	$522,386	$995,155	$696,890	$26,361,596

See Accompanying Notes to Financial Statements

26

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023 (CONTINUED)

	Voya Solution	Voya Solution	Voya Solution	Voya Solution
	Aggressive	Balanced	Conservative	Income
	Portfolio	Portfolio	Portfolio	Portfolio
Class ADV
Net assets	$3,455,441	$8,829,539	$2,751,342	$96,455,584
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	278,930	1,062,398	287,050	9,764,231
Net asset value and redemption price per share	$12.39	$8.31	$9.58	$9.88
Class I
Net assets	$1,379,184	$4,153,534	$445,127	$19,607,777
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	107,494	472,917	46,010	1,925,485
Net asset value and redemption price per share	$12.83	$8.78	$9.67	$10.18
Class R6
Net assets	$26,322,830	$21,849,256	$4,640,844	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	2,050,019	2,487,393	480,177	n/a
Net asset value and redemption price per share	$12.84	$8.78	$9.66	n/a
Class S
Net assets	$1,658,224	$14,310,206	$1,653,593	$64,104,703
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	131,091	1,690,733	171,824	6,357,071
Net asset value and redemption price per share	$12.65	$8.46	$9.62	$10.08
Class S2
Net assets	$1,854,576	$1,134,659	$661,535	$3,119,069
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	151,122	134,442	69,794	319,204
Net asset value and redemption price per share	$12.27	$8.44	$9.48	$9.77
Class T
Net assets	n/a	n/a	n/a	$71,240
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	6,506
Net asset value and redemption price per share	n/a	n/a	n/a	$10.95

See Accompanying Notes to Financial Statements

27

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023

	Voya Solution	Voya Solution
	Moderately	Moderately
	Aggressive	Conservative	Voya Solution	Voya Solution
	Portfolio	Portfolio	2025 Portfolio	2030 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$446,348,613	$29,587,787	$390,394,953	$48,445,641
Investments in unaffiliated underlying funds at fair value**	21,683,681	1,525,119	52,628,510	5,012,121
Cash	889,532	36,756	1,079,822	117,832
Receivables:
Fund shares sold	119,800	34,820	656,225	48,757
Interest	1,545	62	1,609	166
Prepaid expenses	3,939	295	3,982	419
Reimbursement due from Investment Adviser	–	6,124	–	1,733
Other assets	32,132	1,248	35,054	825
Total assets	469,079,242	31,192,211	444,800,155	53,627,494
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	97,531	34,778	597,036	48,626
Payable for fund shares redeemed	22,175	–	58,785	45
Payable for investment management fees	83,306	5,856	86,626	19,938
Payable for distribution and shareholder service fees	94,530	5,026	121,589	13,634
Payable to directors under the deferred compensation plan (Note 6)	32,132	1,248	35,053	825
Payable for directors fees	5,579	2,630	3,676	271
Other accrued expenses and liabilities	60,504	28,231	210,797	40,082
Total liabilities	395,757	77,769	1,113,562	123,421
NET ASSETS	$468,683,485	$31,114,442	$443,686,593	$53,504,073
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$471,002,863	$34,548,475	$478,440,076	$56,621,658
Total distributable loss	(2,319,378)	(3,434,033)	(34,753,483)	(3,117,585)
NET ASSETS	$468,683,485	$31,114,442	$443,686,593	$53,504,073
* Cost of investments in affiliated underlying funds	$446,312,618	$30,072,231	$403,733,502	$47,167,803
** Cost of investments in unaffiliated underlying funds	$19,301,966	$1,555,704	$50,057,424	$4,586,335

See Accompanying Notes to Financial Statements

28

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023 (CONTINUED)

	Voya Solution	Voya Solution
	Moderately	Moderately
	Aggressive	Conservative	Voya Solution	Voya Solution
	Portfolio	Portfolio	2025 Portfolio	2030 Portfolio
Class ADV
Net assets	$21,531,776	$3,430,110	$168,233,338	$23,214,125
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,982,530	398,674	18,648,242	1,757,682
Net asset value and redemption price per share	$10.86	$8.60	$9.02	$13.21
Class I
Net assets	$5,819,117	$292,997	$36,194,684	$10,586,749
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	519,708	32,286	3,847,095	766,933
Net asset value and redemption price per share	$11.20	$9.07	$9.41	$13.80
Class R6
Net assets	$32,231,050	$11,126,082	n/a	n/a
Shares authorized	100,000,000	100,000,000	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	2,881,889	1,226,746	n/a	n/a
Net asset value and redemption price per share	$11.18	$9.07	n/a	n/a
Class S
Net assets	$407,786,832	$14,867,468	$231,648,364	$18,676,051
Shares authorized	200,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	37,005,834	1,689,780	25,099,899	1,367,712
Net asset value and redemption price per share	$11.02	$8.80	$9.23	$13.65
Class S2
Net assets	$1,314,710	$1,397,785	$7,315,695	$1,023,055
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	119,111	161,147	826,393	76,151
Net asset value and redemption price per share	$11.04	$8.67	$8.85	$13.43
Class T
Net assets	n/a	n/a	$294,512	$4,093
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	30,078	302
Net asset value and redemption price per share	n/a	n/a	$9.79	$13.54

See Accompanying Notes to Financial Statements

29

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023

	Voya Solution	Voya Solution	Voya Solution	Voya Solution
	2035 Portfolio	2040 Portfolio	2045 Portfolio	2050 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$536,880,830	$36,369,609	$419,812,139	$33,129,592
Investments in unaffiliated underlying funds at fair value**	43,559,240	3,386,084	34,561,799	2,712,453
Cash	745,827	18,408	570,779	80,211
Receivables:
Fund shares sold	344,218	43,788	424,621	52,701
Interest	1,471	106	1,354	111
Prepaid expenses	4,692	335	3,658	289
Reimbursement due from Investment Adviser	54,013	12,453	21,299	6,864
Other assets	33,205	645	23,516	516
Total assets	581,623,496	39,831,428	455,419,165	35,982,737
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	317,162	43,777	389,033	48,828
Payable for fund shares redeemed	26,747	–	35,498	3,865
Payable for investment management fees	106,497	8,056	83,526	7,122
Payable for distribution and shareholder service fees	146,937	10,420	113,396	9,150
Payable to directors under the deferred compensation plan (Note 6)	33,205	645	23,516	516
Payable for directors fees	3,321	613	2,268	302
Other accrued expenses and liabilities	155,400	27,888	100,894	23,213
Total liabilities	789,269	91,399	748,131	92,996
NET ASSETS	$580,834,227	$39,740,029	$454,671,034	$35,889,741
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$593,523,619	$41,413,038	$463,630,088	$36,436,915
Total distributable loss	(12,689,392)	(1,673,009)	(8,959,054)	(547,174)
NET ASSETS	$580,834,227	$39,740,029	$454,671,034	$35,889,741
* Cost of investments in affiliated underlying funds	$543,129,890	$34,170,346	$420,635,593	$30,815,759
** Cost of investments in unaffiliated underlying funds	$36,014,096	$2,871,296	$28,525,173	$2,276,794

See Accompanying Notes to Financial Statements

30

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023 (CONTINUED)

	Voya Solution	Voya Solution	Voya Solution	Voya Solution
	2035 Portfolio	2040 Portfolio	2045 Portfolio	2050 Portfolio
Class ADV
Net assets	$175,985,621	$15,845,300	$129,357,532	$14,397,225
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	18,856,932	1,145,033	14,225,223	1,010,593
Net asset value and redemption price per share	$9.33	$13.84	$9.09	$14.25
Class I
Net assets	$55,329,558	$6,338,204	$43,480,226	$6,593,500
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,669,887	437,088	4,528,531	438,823
Net asset value and redemption price per share	$9.76	$14.50	$9.60	$15.03
Class S
Net assets	$338,634,778	$15,920,117	$274,907,343	$13,936,265
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	35,415,129	1,114,702	29,503,112	945,951
Net asset value and redemption price per share	$9.56	$14.28	$9.32	$14.73
Class S2
Net assets	$10,884,270	$1,632,193	$6,856,962	$958,353
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,212,763	117,397	768,668	66,399
Net asset value and redemption price per share	$8.97	$13.90	$8.92	$14.43
Class T
Net assets	n/a	$4,215	$68,971	$4,398
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	301	6,980	302
Net asset value and redemption price per share	n/a	$13.99	$9.88	$14.55

See Accompanying Notes to Financial Statements

31

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023

	Voya Solution	Voya Solution	Voya Solution
	2055 Portfolio	2060 Portfolio	2065 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$150,314,587	$26,467,120	$12,889,381
Investments in unaffiliated underlying funds at fair value**	12,326,639	1,997,969	1,179,108
Cash	200,748	63,837	5,279
Receivables:
Fund shares sold	170,124	56,243	22,064
Interest	495	92	46
Prepaid expenses	1,304	214	76
Reimbursement due from Investment Adviser	37,458	5,567	3,608
Other assets	5,317	303	31
Total assets	163,056,672	28,591,345	14,099,593
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	155,278	52,605	19,992
Payable for fund shares redeemed	14,818	3,636	2,073
Payable for investment management fees	29,758	1,601	3,988
Payable for distribution and shareholder service fees	40,309	6,936	3,000
Payable to directors under the deferred compensation plan (Note 6)	5,317	303	31
Payable for directors fees	3,072	104	471
Other accrued expenses and liabilities	47,302	24,570	17,837
Total liabilities	295,854	89,755	47,392
NET ASSETS	$162,760,818	$28,501,590	$14,052,201
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$163,610,791	$28,897,654	$13,860,766
Total distributable earnings (loss)	(849,973)	(396,064)	191,435
NET ASSETS	$162,760,818	$28,501,590	$14,052,201
* Cost of investments in affiliated underlying funds	$145,489,682	$24,734,737	$12,095,446
** Cost of investments in unaffiliated underlying funds	$10,175,667	$1,725,255	$1,042,843

See Accompanying Notes to Financial Statements

32

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023 (CONTINUED)

	Voya Solution	Voya Solution	Voya Solution
	2055 Portfolio	2060 Portfolio	2065 Portfolio
Class ADV
Net assets	$50,944,760	$10,705,618	$3,614,021
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,715,667	1,008,918	337,940
Net asset value and redemption price per share	$10.80	$10.61	$10.69
Class I
Net assets	$20,882,962	$6,335,997	$3,246,870
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,840,021	580,131	313,721
Net asset value and redemption price per share	$11.35	$10.92	$10.35
Class S
Net assets	$87,505,197	$10,507,446	$6,957,853
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,977,740	984,834	654,099
Net asset value and redemption price per share	$10.97	$10.67	$10.64
Class S2
Net assets	$3,427,899	$947,131	$229,513
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	314,135	89,080	21,414
Net asset value and redemption price per share	$10.91	$10.63	$10.72
Class T
Net assets	n/a	$5,398	$3,944
Shares authorized	n/a	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	509	369
Net asset value and redemption price per share	n/a	$10.60	$10.69

See Accompanying Notes to Financial Statements

33

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023

	Voya Solution	Voya Solution	Voya Solution	Voya Solution
	Aggressive	Balanced	Conservative	Income
	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$504,019	$1,064,637	$418,829	$4,858,802
Dividends from unaffiliated underlying funds	25,839	37,245	32,991	820,598
Interest	717	625	578	17,131
Other	144	229	72	931
Total investment income	530,719	1,102,736	452,470	5,697,462
EXPENSES:
Investment management fees	64,326	100,362	31,494	442,491
Distribution and shareholder service fees:
Class ADV	16,038	42,386	14,644	496,653
Class S	4,565	35,925	4,405	170,238
Class S2	6,616	4,296	3,110	12,661
Class T	—	—	—	467
Transfer agent fees:
Class ADV	6,504	5,208	2,464	46,258
Class I	2,311	2,467	350	10,656
Class R6	612	74	182	—
Class S	3,702	8,835	1,483	31,702
Class S2	3,357	660	654	1,474
Class T	—	—	—	30
Shareholder reporting expense	400	1,120	1,574	3,031
Registration fees	829	152	289	—
Professional fees	8,554	8,425	12,927	22,120
Custody and accounting expense	6,795	6,970	5,336	11,820
Directors fees	1,668	1,460	365	6,562
Miscellaneous expense	10,373	10,571	7,140	13,212
Interest expense	—	—	—	299
Total expenses	136,650	228,911	86,417	1,269,674
Waived and reimbursed fees	(10,344)	—	(29,141)	(103,743)
Net expenses	126,306	228,911	57,276	1,165,931
Net investment income	404,413	873,825	395,194	4,531,531
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(1,843,909)	(3,885,673)	(1,557,548)	(9,719,128)
Sale of unaffiliated underlying funds	(388,436)	(721,590)	(223,864)	(3,526,844)
Capital gain distributions from affiliated underlying funds	1,517,869	1,866,062	213,071	2,877,545
Futures	—	—	—	(354,013)
Net realized loss	(714,476)	(2,741,201)	(1,568,341)	(10,722,440)
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	5,706,764	8,398,451	2,083,157	20,888,484
Unaffiliated underlying funds	571,408	805,508	236,948	4,599,358
Futures	—	—	—	(21,843)
Net change in unrealized appreciation (depreciation)	6,278,172	9,203,959	2,320,105	25,465,999
Net realized and unrealized gain	5,563,696	6,462,758	751,764	14,743,559
Increase in net assets resulting from operations	$5,968,109	$7,336,583	$1,146,958	$19,275,090

See Accompanying Notes to Financial Statements

34

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023

	Voya Solution	Voya Solution
	Moderately	Moderately
	Aggressive	Conservative	Voya Solution	Voya Solution
	Portfolio	Portfolio	2025 Portfolio	2030 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$7,839,826	$851,909	$10,030,704	$1,070,284
Dividends from unaffiliated underlying funds	585,491	53,625	1,603,360	147,231
Interest	44,199	951	35,897	2,292
Other	2,166	151	2,144	230
Total investment income	8,471,682	906,636	11,672,105	1,220,037
EXPENSES:
Investment management fees	957,047	67,398	1,006,205	108,120
Distribution and shareholder service fees:
Class ADV	100,535	20,571	850,522	108,775
Class S	1,003,328	36,706	580,324	43,672
Class S2	4,547	8,108	28,657	2,868
Class T	—	—	1,984	29
Transfer agent fees:
Class ADV	1,200	3,895	78,256	10,910
Class I	300	190	17,892	4,401
Class R6	37	31	—	—
Class S	23,996	13,839	106,792	8,761
Class S2	66	1,923	3,297	365
Class T	—	—	130	3
Shareholder reporting expense	9,490	2,920	10,000	511
Registration fees	543	354	811	585
Professional fees	64,025	13,395	51,050	6,045
Custody and accounting expense	25,775	5,220	17,120	6,045
Directors fees	14,600	1,460	775	1,095
Miscellaneous expense	27,936	8,391	18,855	10,281
Interest expense	1,812	—	589	—
Total expenses	2,235,237	184,401	2,773,259	312,466
Waived and reimbursed fees	—	(29,956)	(87,110)	(39,302)
Net expenses	2,235,237	154,445	2,686,149	273,164
Net investment income	6,236,445	752,191	8,985,956	946,873
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(14,012,557)	(2,383,183)	(26,186,918)	(4,798,197)
Sale of unaffiliated underlying funds	(6,166,051)	(505,690)	(5,409,061)	(673,032)
Capital gain distributions from affiliated underlying funds	20,713,291	657,524	11,906,641	1,589,074
Futures	(1,746,344)	—	(793,782)	—
Net realized loss	(1,211,661)	(2,231,349)	(20,483,120)	(3,882,155)
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	64,373,614	4,476,990	60,503,864	8,963,069
Unaffiliated underlying funds	8,636,283	571,723	8,362,235	1,065,064
Futures	(94,647)	—	(34,296)	—
Net change in unrealized appreciation (depreciation)	72,915,250	5,048,713	68,831,803	10,028,133
Net realized and unrealized gain	71,703,589	2,817,364	48,348,683	6,145,978
Increase in net assets resulting from operations	$77,940,034	$3,569,555	$57,334,639	$7,092,851

See Accompanying Notes to Financial Statements

35

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023

	Voya Solution	Voya Solution	Voya Solution	Voya Solution
	2035 Portfolio	2040 Portfolio	2045 Portfolio	2050 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$11,052,753	$669,100	$7,424,514	$535,727
Dividends from unaffiliated underlying funds	1,189,307	115,442	872,992	91,354
Interest	63,835	1,485	64,816	1,283
Other	2,602	185	2,042	157
Total investment income	12,308,497	786,212	8,364,364	628,521
EXPENSES:
Investment management fees	1,181,697	86,359	924,185	73,446
Distribution and shareholder service fees:
Class ADV	846,557	73,984	625,892	67,692
Class S	789,871	37,313	638,536	30,391
Class S2	40,111	7,096	25,232	3,103
Class T(1)	—	29	439	29
Transfer agent fees:
Class ADV	97,972	14,846	94,022	21,194
Class I	31,482	7,186	33,394	10,586
Class S	182,834	15,004	191,841	19,029
Class S2	5,803	1,786	4,736	1,215
Class T(1)	—	4	47	7
Shareholder reporting expense	13,140	730	14,600	730
Registration fees	2,387	943	3,078	708
Professional fees	71,175	9,213	57,670	14,705
Custody and accounting expense	40,150	10,950	24,756	4,714
Directors fees	10,950	1,095	10,950	730
Miscellaneous expense	28,269	11,096	17,485	7,676
Interest expense	801	—	1,049	—
Total expenses	3,343,199	277,634	2,667,912	255,955
Waived and reimbursed fees	(447,561)	(76,647)	(460,084)	(77,679)
Net expenses	2,895,638	200,987	2,207,828	178,276
Net investment income	9,412,859	585,225	6,156,536	450,245
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(25,376,746)	(4,334,998)	(24,929,848)	(3,316,395)
Sale of unaffiliated underlying funds	(6,992,880)	(612,238)	(5,172,202)	(357,797)
Capital gain distributions from affiliated underlying funds	22,461,816	1,590,811	20,005,025	1,466,096
Futures	(2,670,087)	—	(2,525,565)	—
Net realized loss	(12,577,897)	(3,356,425)	(12,622,590)	(2,208,096)
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	80,092,622	8,581,573	76,119,630	7,371,048
Unaffiliated underlying funds	12,896,001	1,016,081	9,803,884	683,600
Futures	(152,666)	—	(145,269)	—
Net change in unrealized appreciation (depreciation)	92,835,957	9,597,654	85,778,245	8,054,648
Net realized and unrealized gain	80,258,060	6,241,229	73,155,655	5,846,552
Increase in net assets resulting from operations	$89,670,919	$6,826,454	$79,312,191	$6,296,797

(1)	Class T of Voya Solution 2035 Portfolio was fully redeemed on August 5, 2022.

See Accompanying Notes to Financial Statements

36

STATEMENTS OF OPERATIONS for the year ended December 31, 2023

	Voya Solution	Voya Solution	Voya Solution
	2055 Portfolio	2060 Portfolio	2065 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,446,209	$428,912	$204,196
Dividends from unaffiliated underlying funds	308,070	69,781	31,978
Interest	23,377	1,041	245
Other	730	122	48
Total investment income	2,778,386	499,856	236,467
EXPENSES:
Investment management fees	329,737	57,429	23,576
Distribution and shareholder service fees:
Class ADV	243,863	50,118	13,315
Class S	203,208	23,738	13,008
Class S2	12,523	3,158	693
Class T(1)	—	34	25
Transfer agent fees:
Class ADV	60,772	23,737	4,900
Class I	26,139	13,705	4,789
Class S	101,114	22,485	9,569
Class S2	3,953	1,870	318
Class T(1)	—	11	9
Shareholder reporting expense	3,650	3,527	1,460
Registration fees	1,573	730	161
Professional fees	21,170	15,263	13,380
Custody and accounting expense	12,775	6,220	6,125
Directors fees	4,015	610	365
Miscellaneous expense	8,214	6,869	9,961
Interest expense	341	—	—
Total expenses	1,033,047	229,504	101,654
Waived and reimbursed fees	(200,427)	(88,853)	(48,231)
Net expenses	832,620	140,651	53,423
Net investment income	1,945,766	359,205	183,044
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(11,740,008)	(2,375,526)	(533,895)
Sale of unaffiliated underlying funds	(996,961)	(220,914)	(66,539)
Capital gain distributions from affiliated underlying funds	7,247,727	1,178,791	483,046
Futures	(795,312)	—	—
Net realized loss	(6,284,554)	(1,417,649)	(117,388)
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	30,594,620	5,540,327	1,783,388
Unaffiliated underlying funds	2,645,009	461,754	167,469
Futures	(55,288)	—	—
Net change in unrealized appreciation (depreciation)	33,184,341	6,002,081	1,950,857
Net realized and unrealized gain	26,899,787	4,584,432	1,833,469
Increase in net assets resulting from operations	$28,845,553	$4,943,637	$2,016,513

(1)         Class T of Voya Solution 2055 Portfolio was fully redeemed on August 5, 2022.

See Accompanying Notes to Financial Statements

37

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution		Voya Solution
	Aggressive Portfolio		Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$404,413	$294,410	$873,825	$624,079
Net realized gain (loss)	(714,476)	941,184	(2,741,201)	2,521,921
Net change in unrealized appreciation (depreciation)	6,278,172	(8,062,053)	9,203,959	(14,262,676)
Increase (decrease) in net assets resulting from operations	5,968,109	(6,826,459)	7,336,583	(11,116,676)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(200,039)	(668,637)	(852,489)	(1,517,139)
Class I	(86,455)	(170,848)	(404,261)	(660,759)
Class R6	(1,585,031)	(3,534,289)	(2,079,000)	(3,191,580)
Class S	(111,986)	(608,279)	(1,486,807)	(2,916,322)
Class S2	(113,552)	(263,460)	(104,960)	(162,982)
Total distributions	(2,097,063)	(5,245,513)	(4,927,517)	(8,448,782)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,947,717	9,777,325	6,261,928	6,847,228
Reinvestment of distributions	2,097,063	5,245,513	4,927,517	8,448,782
	9,044,780	15,022,838	11,189,445	15,296,010
Cost of shares redeemed	(6,848,273)	(6,163,970)	(12,120,562)	(11,278,510)
Net increase (decrease) in net assets resulting from capital share transactions	2,196,507	8,858,868	(931,117)	4,017,500
Net increase (decrease) in net assets	6,067,553	(3,213,104)	1,477,949	(15,547,958)
NET ASSETS:
Beginning of year or period	28,602,702	31,815,806	48,799,245	64,347,203
End of year or period	$34,670,255	$28,602,702	$50,277,194	$48,799,245

See Accompanying Notes to Financial Statements

38

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution		Voya Solution
	Conservative Portfolio		Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$395,194	$261,987	$4,531,531	$3,346,293
Net realized gain (loss)	(1,568,341)	(262,201)	(10,722,440)	2,047,281
Net change in unrealized appreciation (depreciation)	2,320,105	(2,333,015)	25,465,999	(46,679,210)
Increase (decrease) in net assets resulting from operations	1,146,958	(2,333,229)	19,275,090	(41,285,636)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(118,557)	(404,642)	(3,685,467)	(16,285,351)
Class I	(19,487)	(12,040)	(945,654)	(4,639,474)
Class R6	(399,928)	(985,167)	—	—
Class S	(80,147)	(214,009)	(2,633,189)	(11,265,563)
Class S2	(26,086)	(123,465)	(124,036)	(499,785)
Class T	—	—	(2,020)	(13,497)
Total distributions	(644,205)	(1,739,323)	(7,390,366)	(32,703,670)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,357,942	5,574,904	7,967,661	9,445,664
Reinvestment of distributions	644,205	1,739,323	7,390,274	32,703,229
	5,002,147	7,314,227	15,357,935	42,148,893
Cost of shares redeemed	(11,185,956)	(5,156,578)	(50,350,763)	(45,101,137)
Net increase (decrease) in net assets resulting from capital share transactions	(6,183,809)	2,157,649	(34,992,828)	(2,952,244)
Net decrease in net assets	(5,681,056)	(1,914,903)	(23,108,104)	(76,941,550)
NET ASSETS:
Beginning of year or period	15,833,497	17,748,400	206,466,477	283,408,027
End of year or period	$10,152,441	$15,833,497	$183,358,373	$206,466,477

See Accompanying Notes to Financial Statements

39

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Moderately		Voya Solution Moderately
	Aggressive Portfolio		Conservative Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$6,236,445	$4,986,776	$752,191	$545,521
Net realized gain (loss)	(1,211,661)	31,949,389	(2,231,349)	238,739
Net change in unrealized appreciation (depreciation)	72,915,250	(150,847,283)	5,048,713	(7,594,995)
Increase (decrease) in net assets resulting from operations	77,940,034	(113,911,118)	3,569,555	(6,810,735)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,778,994)	(3,961,693)	(223,370)	(825,262)
Class I	(448,994)	(749,224)	(11,003)	(28,238)
Class R6	(2,586,052)	(4,855,809)	(679,142)	(1,484,083)
Class S	(36,169,779)	(75,915,836)	(927,362)	(2,600,087)
Class S2	(104,004)	(188,707)	(74,909)	(585,512)
Total distributions	(41,087,823)	(85,671,269)	(1,915,786)	(5,523,182)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,440,582	11,155,046	4,006,322	6,858,009
Reinvestment of distributions	41,087,823	85,671,269	1,915,786	5,523,182
	53,528,405	96,826,315	5,922,108	12,381,191
Cost of shares redeemed	(70,271,165)	(74,441,619)	(11,353,780)	(8,088,901)
Net increase (decrease) in net assets resulting from capital share transactions	(16,742,760)	22,384,696	(5,431,672)	4,292,290
Net increase (decrease) in net assets	20,109,451	(177,197,691)	(3,777,903)	(8,041,627)
NET ASSETS:
Beginning of year or period	448,574,034	625,771,725	34,892,345	42,933,972
End of year or period	$468,683,485	$448,574,034	$31,114,442	$34,892,345

See Accompanying Notes to Financial Statements

40

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2025 Portfolio		Voya Solution 2030 Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$8,985,956	$6,890,197	$946,873	$680,350
Net realized gain (loss)	(20,483,120)	7,195,832	(3,882,155)	135,239
Net change in unrealized appreciation (depreciation)	68,831,803	(119,155,040)	10,028,133	(11,287,295)
Increase (decrease) in net assets resulting from operations	57,334,639	(105,069,011)	7,092,851	(10,471,706)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(7,140,676)	(35,835,604)	(929,774)	(4,143,768)
Class I	(1,617,979)	(10,292,531)	(363,281)	(2,220,217)
Class S	(10,161,877)	(47,861,792)	(748,014)	(3,184,277)
Class S2	(312,719)	(1,648,478)	(30,615)	(124,936)
Class T	(10,507)	(57,590)	(65)	(9,720)
Total distributions	(19,243,758)	(95,695,995)	(2,071,749)	(9,682,918)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,851,089	26,055,900	15,139,113	13,114,469
Reinvestment of distributions	19,243,758	95,695,995	2,071,686	9,682,020
	40,094,847	121,751,895	17,210,799	22,796,489
Cost of shares redeemed	(95,145,979)	(74,586,366)	(17,104,352)	(11,411,373)
Net increase (decrease) in net assets resulting from capital share transactions	(55,051,132)	47,165,529	106,447	11,385,116
Net increase (decrease) in net assets	(16,960,251)	(153,599,477)	5,127,549	(8,769,508)
NET ASSETS:
Beginning of year or period	460,646,844	614,246,321	48,376,524	57,146,032
End of year or period	$443,686,593	$460,646,844	$53,504,073	$48,376,524

See Accompanying Notes to Financial Statements

41

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2035 Portfolio		Voya Solution 2040 Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$9,412,859	$7,746,191	$585,225	$529,204
Net realized gain (loss)	(12,577,897)	21,996,819	(3,356,425)	683,084
Net change in unrealized appreciation (depreciation)	92,835,957	(155,449,682)	9,597,654	(9,666,912)
Increase (decrease) in net assets resulting from operations	89,670,919	(125,706,672)	6,826,454	(8,454,624)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(10,972,912)	(35,407,781)	(856,659)	(3,094,562)
Class I	(3,390,034)	(13,702,686)	(417,256)	(2,285,111)
Class S	(20,874,983)	(62,903,020)	(884,407)	(2,796,646)
Class S2	(696,924)	(2,096,580)	(106,398)	(366,210)
Class T(1)	—	(3,121)	(208)	(2,284)
Total distributions	(35,934,853)	(114,113,188)	(2,264,928)	(8,544,813)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	35,122,770	33,020,426	10,729,986	12,618,908
Reinvestment of distributions	35,934,853	114,113,188	2,264,720	8,543,754
	71,057,623	147,133,614	12,994,706	21,162,662
Cost of shares redeemed	(80,143,079)	(53,568,108)	(17,203,428)	(7,621,160)
Net increase (decrease) in net assets resulting from capital share transactions	(9,085,456)	93,565,506	(4,208,722)	13,541,502
Net increase (decrease) in net assets	44,650,610	(146,254,354)	352,804	(3,457,935)
NET ASSETS:
Beginning of year or period	536,183,617	682,437,971	39,387,225	42,845,160
End of year or period	$580,834,227	$536,183,617	$39,740,029	$39,387,225

(1)    Class T of Voya Solution 2035 Portfolio was fully redeemed on August 5, 2022.

See Accompanying Notes to Financial Statements

42

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2045 Portfolio		Voya Solution 2050 Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$6,156,536	$5,561,925	$450,245	$428,529
Net realized gain (loss)	(12,622,590)	26,794,501	(2,208,096)	575,325
Net change in unrealized appreciation (depreciation)	85,778,245	(135,593,710)	8,054,648	(8,216,883)
Increase (decrease) in net assets resulting from operations	79,312,191	(103,237,284)	6,296,797	(7,213,029)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(10,024,810)	(28,246,695)	(811,733)	(2,999,006)
Class I	(3,419,709)	(12,243,814)	(348,867)	(2,120,939)
Class S	(20,873,431)	(54,307,105)	(720,411)	(2,232,853)
Class S2	(522,908)	(1,374,674)	(48,640)	(138,857)
Class T	(4,302)	(30,620)	(218)	(2,492)
Total distributions	(34,845,160)	(96,202,908)	(1,929,869)	(7,494,147)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,531,525	33,468,188	10,190,626	9,812,129
Reinvestment of distributions	34,845,160	96,202,908	1,929,651	7,492,936
	62,376,685	129,671,096	12,120,277	17,305,065
Cost of shares redeemed	(71,668,094)	(39,146,755)	(13,835,492)	(5,485,801)
Net increase (decrease) in net assets resulting from capital share transactions	(9,291,409)	90,524,341	(1,715,215)	11,819,264
Net increase (decrease) in net assets	35,175,622	(108,915,851)	2,651,713	(2,887,912)
NET ASSETS:
Beginning of year or period	419,495,412	528,411,263	33,238,028	36,125,940
End of year or period	$454,671,034	$419,495,412	$35,889,741	$33,238,028

See Accompanying Notes to Financial Statements

43

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2055 Portfolio		Voya Solution 2060 Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$1,945,766	$1,906,655	$359,205	$317,984
Net realized gain (loss)	(6,284,554)	4,941,990	(1,417,649)	1,370
Net change in unrealized appreciation (depreciation)	33,184,341	(41,711,441)	6,002,081	(5,693,504)
Increase (decrease) in net assets resulting from operations	28,845,553	(34,862,796)	4,943,637	(5,374,150)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(2,477,627)	(10,473,247)	(498,798)	(2,117,124)
Class I	(1,058,375)	(5,456,273)	(280,300)	(1,463,715)
Class S	(4,229,438)	(16,966,320)	(487,642)	(1,768,678)
Class S2	(160,283)	(671,464)	(39,846)	(164,546)
Class T(1)	—	(4,151)	(239)	(1,062)
Total distributions	(7,925,723)	(33,571,455)	(1,306,825)	(5,515,125)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	19,778,395	22,972,098	8,232,138	8,245,218
Reinvestment of distributions	7,925,723	33,571,455	1,306,825	5,515,125
	27,704,118	56,543,553	9,538,963	13,760,343
Cost of shares redeemed	(35,722,772)	(15,418,302)	(10,113,290)	(4,026,254)
Net increase (decrease) in net assets resulting from capital share transactions	(8,018,654)	41,125,251	(574,327)	9,734,089
Net increase (decrease) in net assets	12,901,176	(27,309,000)	3,062,485	(1,155,186)
NET ASSETS:
Beginning of year or period	149,859,642	177,168,642	25,439,105	26,594,291
End of year or period	$162,760,818	$149,859,642	$28,501,590	$25,439,105

(1)   Class T of Voya Solution 2055 Portfolio was fully redeemed on August 5, 2022.

See Accompanying Notes to Financial Statements

44

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2065 Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2023	2022
FROM OPERATIONS:
Net investment income	$183,044	$105,333
Net realized loss	(117,388)	(313,574)
Net change in unrealized appreciation (depreciation)	1,950,857	(1,152,127)
Increase (decrease) in net assets resulting from operations	2,016,513	(1,360,368)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,985)	(135,293)
Class I	(133,338)	(165,110)
Class S	(68,650)	(251,152)
Class S2	(126)	(9,345)
Class T	—	(231)
Total distributions	(204,099)	(561,131)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,736,253	4,534,636
Reinvestment of distributions	204,099	561,131
	5,940,352	5,095,767
Cost of shares redeemed	(1,861,155)	(837,172)
Net increase in net assets resulting from capital share transactions	4,079,197	4,258,595
Net increase in net assets	5,891,611	2,337,096
NET ASSETS:
Beginning of year or period	8,160,590	5,823,494
End of year or period	$14,052,201	$$8,160,590

See Accompanying Notes to Financial Statements

45

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Solution Aggressive Portfolio
Class ADV
12-31-23	10.95	0.10•	2.12	2.22	0.25	0.53	—	0.78	—	12.39	20.63	1.00	0.87	0.87	0.85	3,455	41
12-31-22	16.45	0.07•	(3.23)	(3.16)	0.32	2.02	—	2.34	—	10.95	(20.13)	0.94	0.86	0.86	0.56	3,524	93
12-31-21	13.91	0.06•	2.62	2.68	0.14	—	—	0.14	—	16.45	19.31	0.93	0.81	0.81	0.37	4,406	58
12-31-20	13.08	0.10	1.76	1.86	0.15	0.88	—	1.03	—	13.91	15.53	1.00	0.81	0.81	0.64	3,744	85
12-31-19	11.47	0.11	2.65	2.76	0.16	0.99	—	1.15	—	13.08	24.94	0.92	0.75	0.75	0.96	3,760	85
Class I
12-31-23	11.33	0.16•	2.19	2.35	0.32	0.53	—	0.85	—	12.83	21.21	0.50	0.37	0.37	1.35	1,379	41
12-31-22	16.92	0.17•	(3.35)	(3.18)	0.39	2.02	—	2.41	—	11.33	(19.67)	0.44	0.36	0.36	1.34	966	93
12-31-21	14.29	0.13•	2.70	2.83	0.20	—	—	0.20	—	16.92	19.87	0.43	0.31	0.31	0.82	488	58
12-31-20	13.42	0.12•	1.85	1.97	0.22	0.88	—	1.10	—	14.29	16.09	0.50	0.31	0.31	0.94	294	85
12-31-19	11.74	0.22•	2.67	2.89	0.22	0.99	—	1.21	—	13.42	25.54	0.42	0.25	0.25	1.73	600	85
Class R6
12-31-23	11.33	0.17•	2.20	2.37	0.33	0.53	—	0.86	—	12.84	21.32	0.30	0.30	0.30	1.42	26,323	41
12-31-22	16.92	0.15•	(3.33)	(3.18)	0.39	2.02	—	2.41	—	11.33	(19.67)	0.32	0.32	0.32	1.14	20,169	93
12-31-21	14.29	0.15•	2.68	2.83	0.20	—	—	0.20	—	16.92	19.86	0.33	0.31	0.31	0.94	21,062	58
12-31-20	13.41	0.16•	1.82	1.98	0.22	0.88	—	1.10	—	14.29	16.19	0.38	0.31	0.31	1.23	16,188	85
12-31-19	11.74	0.20•	2.68	2.88	0.22	0.99	—	1.21	—	13.41	25.45	0.42	0.25	0.25	1.57	11,636	85
Class S
12-31-23	11.15	0.13•	2.16	2.29	0.26	0.53	—	0.79	—	12.65	20.90	0.75	0.62	0.62	1.10	1,658	41
12-31-22	16.69	0.08•	(3.25)	(3.17)	0.35	2.02	—	2.37	—	11.15	(19.89)	0.69	0.61	0.61	0.57	2,590	93
12-31-21	14.10	0.10•	2.66	2.76	0.17	—	—	0.17	—	16.69	19.62	0.68	0.56	0.56	0.64	4,426	58
12-31-20	13.25	0.10•	1.82	1.92	0.19	0.88	—	1.07	—	14.10	15.83	0.75	0.56	0.56	0.80	3,666	85
12-31-19	11.60	0.15	2.67	2.82	0.18	0.99	—	1.17	—	13.25	25.21	0.67	0.50	0.50	1.27	3,925	85
Class S2
12-31-23	10.88	0.11•	2.09	2.20	0.28	0.53	—	0.81	—	12.27	20.64	0.90	0.77	0.77	0.95	1,855	41
12-31-22	16.36	0.08•	(3.20)	(3.12)	0.34	2.02	—	2.36	—	10.88	(20.00)	0.84	0.76	0.76	0.63	1,354	93
12-31-21	13.81	0.06•	2.62	2.68	0.13	—	—	0.13	—	16.36	19.42	0.83	0.71	0.71	0.37	1,434	58
12-31-20	13.01	0.10•	1.76	1.86	0.18	0.88	—	1.06	—	13.81	15.70	0.90	0.71	0.71	0.80	2,038	85
12-31-19	11.43	0.16•	2.60	2.76	0.19	0.99	—	1.18	—	13.01	25.05	0.82	0.65	0.65	1.28	1,539	85
Voya Solution Balanced Portfolio
Class ADV
12-31-23	7.98	0.12•	1.09	1.21	0.32	0.56	—	0.88	—	8.31	15.66	0.83	0.83	0.83	1.45	8,830	37
12-31-22	11.48	0.08•	(2.05)	(1.97)	0.35	1.18	—	1.53	—	7.98	(18.03)	0.84	0.84	0.84	0.83	8,837	87
12-31-21	10.26	0.10•	1.29	1.39	0.17	—	—	0.17	—	11.48	13.63	0.86	0.80	0.80	0.92	10,713	50
12-31-20	9.74	0.11•	1.06	1.17	0.17	0.48	—	0.65	—	10.26	12.75	0.89	0.81	0.81	1.22	9,774	79
12-31-19	8.89	0.14•	1.51	1.65	0.19	0.61	—	0.80	—	9.74	19.13	0.82	0.75	0.75	1.45	10,913	85
Class I
12-31-23	8.39	0.17•	1.15	1.32	0.37	0.56	—	0.93	—	8.78	16.25	0.33	0.33	0.33	1.95	4,154	37
12-31-22	11.98	0.14•	(2.15)	(2.01)	0.40	1.18	—	1.58	—	8.39	(17.61)	0.34	0.34	0.34	1.43	3,906	87
12-31-21	10.70	0.17•	1.34	1.51	0.23	—	—	0.23	—	11.98	14.15	0.36	0.30	0.30	1.49	3,831	50
12-31-20	10.14	0.18•	1.09	1.27	0.23	0.48	—	0.71	—	10.70	13.30	0.39	0.31	0.31	1.88	3,224	79
12-31-19	9.24	0.18•	1.59	1.77	0.26	0.61	—	0.87	—	10.14	19.75	0.32	0.25	0.25	1.78	2,482	85
Class R6
12-31-23	8.39	0.17•	1.15	1.32	0.37	0.56	—	0.93	—	8.78	16.30	0.27	0.27	0.27	2.01	21,849	37
12-31-22	11.98	0.14•	(2.15)	(2.01)	0.40	1.18	—	1.58	—	8.39	(17.61)	0.29	0.29	0.29	1.39	19,887	87
12-31-21	10.70	0.16•	1.35	1.51	0.23	—	—	0.23	—	11.98	14.15	0.30	0.30	0.30	1.42	24,204	50
12-31-20	10.14	0.17•	1.10	1.27	0.23	0.48	—	0.71	—	10.70	13.30	0.32	0.31	0.31	1.77	22,189	79

See Accompanying Notes to Financial Statements

46

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Solution Balanced Portfolio (continued)
Class R6 (continued)
12-31-19	9.24	0.21•	1.56	1.77	0.26	0.61	—	0.87	—	10.14	19.76	0.32	0.25	0.25	2.09	20,185	85
Class S
12-31-23	8.10	0.14•	1.12	1.26	0.34	0.56	—	0.90	—	8.46	16.07	0.58	0.58	0.58	1.70	14,310	37
12-31-22	11.63	0.09•	(2.07)	(1.98)	0.37	1.18	—	1.55	—	8.10	(17.90)	0.59	0.59	0.59	1.00	15,078	87
12-31-21	10.39	0.13•	1.31	1.44	0.20	—	—	0.20	—	11.63	13.96	0.61	0.55	0.55	1.18	24,044	50
12-31-20	9.87	0.16	1.04	1.20	0.20	0.48	—	0.68	—	10.39	12.95	0.64	0.56	0.56	1.49	19,713	79
12-31-19	9.01	0.17•	1.53	1.70	0.23	0.61	—	0.84	—	9.87	19.47	0.57	0.50	0.50	1.76	20,388	85
Class S2
12-31-23	8.09	0.13•	1.11	1.24	0.33	0.56	—	0.89	—	8.44	15.84	0.73	0.73	0.73	1.55	1,135	37
12-31-22	11.60	0.09•	(2.08)	(1.99)	0.34	1.18	—	1.52	—	8.09	(17.99)	0.74	0.74	0.74	0.96	1,091	87
12-31-21	10.34	0.11•	1.31	1.42	0.16	—	—	0.16	—	11.60	13.80	0.76	0.70	0.70	1.00	1,556	50
12-31-20	9.83	0.11•	1.08	1.19	0.20	0.48	—	0.68	—	10.34	12.81	0.79	0.71	0.71	1.22	1,621	79
12-31-19	9.00	0.18•	1.49	1.67	0.23	0.61	—	0.84	—	9.83	19.22	0.72	0.65	0.65	1.90	2,548	85
Voya Solution Conservative Portfolio
Class ADV
12-31-23	9.19	0.22•	0.57	0.79	0.27	0.13	—	0.40	—	9.58	8.79	0.99	0.74	0.74	2.40	2,751	58
12-31-22	11.96	0.13•	(1.72)	(1.59)	0.35	0.83	—	1.18	—	9.19	(13.78)	0.97	0.74	0.74	1.31	3,388	80
12-31-21	11.80	0.17•	0.45	0.62	0.27	0.19	—	0.46	—	11.96	5.26	0.95	0.69	0.69	1.42	4,030	54
12-31-20	11.24	0.21•	0.84	1.05	0.28	0.21	—	0.49	—	11.80	9.59	0.95	0.70	0.70	1.90	4,658	91
12-31-19	10.40	0.24	0.90	1.14	0.21	0.09	—	0.30	—	11.24	10.99	0.92	0.67	0.67	2.10	8,336	75
Class I
12-31-23	9.28	0.27•	0.57	0.84	0.32	0.13	—	0.45	—	9.67	9.32	0.49	0.24	0.24	2.90	445	58
12-31-22	12.07	0.18•	(1.74)	(1.56)	0.40	0.83	—	1.23	—	9.28	(13.36)	0.47	0.24	0.24	1.73	415	80
12-31-21	11.92	0.27•	0.42	0.69	0.35	0.19	—	0.54	—	12.07	5.85	0.45	0.19	0.19	2.24	913	54
12-31-20	11.41	0.24•	0.86	1.10	0.38	0.21	—	0.59	—	11.92	9.99	0.45	0.20	0.20	2.17	238	91
12-31-19	10.54	0.31•	0.91	1.22	0.26	0.09	—	0.35	—	11.41	11.65	0.42	0.17	0.17	2.82	658	75
Class R6
12-31-23	9.28	0.27•	0.56	0.83	0.32	0.13	—	0.45	—	9.66	9.26	0.41	0.24	0.24	2.90	4,641	58
12-31-22	12.07	0.19•	(1.74)	(1.55)	0.41	0.83	—	1.24	—	9.28	(13.34)	0.39	0.24	0.24	1.84	9,008	80
12-31-21	11.93	0.24•	0.44	0.68	0.35	0.19	—	0.54	—	12.07	5.77	0.37	0.19	0.19	1.95	9,365	54
12-31-20	11.41	0.28•	0.83	1.11	0.38	0.21	—	0.59	—	11.93	10.09	0.39	0.20	0.20	2.46	7,547	91
12-31-19	10.54	0.30	0.92	1.22	0.26	0.09	—	0.35	—	11.41	11.65	0.42	0.17	0.17	2.61	5,365	75
Class S
12-31-23	9.23	0.25•	0.57	0.82	0.30	0.13	—	0.43	—	9.62	9.12	0.74	0.49	0.49	2.65	1,654	58
12-31-22	12.01	0.16•	(1.74)	(1.58)	0.37	0.83	—	1.20	—	9.23	(13.60)	0.72	0.49	0.49	1.57	1,782	80
12-31-21	11.87	0.20•	0.45	0.65	0.32	0.19	—	0.51	—	12.01	5.52	0.70	0.44	0.44	1.67	2,203	54
12-31-20	11.34	0.24•	0.84	1.08	0.34	0.21	—	0.55	—	11.87	9.83	0.70	0.45	0.45	2.14	2,215	91
12-31-19	10.48	0.25•	0.93	1.18	0.23	0.09	—	0.32	—	11.34	11.31	0.67	0.42	0.42	2.30	2,839	75
Class S2
12-31-23	9.09	0.23•	0.55	0.78	0.26	0.13	—	0.39	—	9.48	8.88	0.89	0.64	0.64	2.50	662	58
12-31-22	11.85	0.15•	(1.72)	(1.57)	0.36	0.83	—	1.19	—	9.09	(13.75)	0.87	0.64	0.64	1.47	1,241	80
12-31-21	11.73	0.18•	0.44	0.62	0.31	0.19	—	0.50	—	11.85	5.34	0.85	0.59	0.59	1.53	1,237	54
12-31-20	11.25	0.24•	0.82	1.06	0.37	0.21	—	0.58	—	11.73	9.69	0.85	0.60	0.60	2.19	1,438	91
12-31-19	10.39	0.23•	0.93	1.16	0.21	0.09	—	0.30	—	11.25	11.21	0.82	0.57	0.57	2.14	393	75
Voya Solution Income Portfolio
Class ADV
12-31-23	9.29	0.21•	0.74	0.95	0.27	0.09	—	0.36	—	9.88	10.47	0.80	0.75	0.75	2.19	96,456	35
12-31-22	12.75	0.13•	(1.99)	(1.86)	0.43	1.17	—	1.60	—	9.29	(15.32)	0.80	0.75	0.75	1.26	103,030	47
12-31-21	12.81	0.17•	0.62	0.79	0.36	0.49	—	0.85	—	12.75	6.16	0.81	0.72	0.72	1.29	144,001	35

See Accompanying Notes to Financial Statements

47

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Solution Income Portfolio (continued)
Class ADV (continued)
12-31-20	11.76	0.21•	1.13	1.34	0.26	0.03	—	0.29	—	12.81	11.61	0.81	0.71	0.71	1.75	150,215	50
12-31-19	10.92	0.22•	1.17	1.39	0.31	0.24	—	0.55	—	11.76	12.87	0.76	0.69	0.69	1.88	143,202	39
Class I
12-31-23	9.58	0.27•	0.75	1.02	0.33	0.09	—	0.42	—	10.18	10.91	0.30	0.25	0.25	2.69	19,608	35
12-31-22	13.10	0.19•	(2.04)	(1.85)	0.50	1.17	—	1.67	—	9.58	(14.82)	0.30	0.25	0.25	1.75	28,449	47
12-31-21	13.13	0.23•	0.64	0.87	0.41	0.49	—	0.90	—	13.10	6.69	0.31	0.22	0.22	1.77	40,086	35
12-31-20	12.05	0.26•	1.18	1.44	0.33	0.03	—	0.36	—	13.13	12.18	0.31	0.21	0.21	2.15	46,389	50
12-31-19	11.19	0.28•	1.19	1.47	0.37	0.24	—	0.61	—	12.05	13.38	0.26	0.19	0.19	2.41	78,441	39
Class S
12-31-23	9.49	0.24•	0.74	0.98	0.30	0.09	—	0.39	—	10.08	10.57	0.55	0.50	0.50	2.44	64,105	35
12-31-22	12.98	0.17•	(2.03)	(1.86)	0.46	1.17	—	1.63	—	9.49	(15.01)	0.55	0.50	0.50	1.53	71,665	47
12-31-21	13.03	0.20•	0.63	0.83	0.39	0.49	—	0.88	—	12.98	6.37	0.56	0.47	0.47	1.52	93,573	35
12-31-20	11.95	0.24•	1.16	1.40	0.29	0.03	—	0.32	—	13.03	11.94	0.56	0.46	0.46	2.00	105,135	50
12-31-19	11.09	0.25•	1.18	1.43	0.33	0.24	—	0.57	—	11.95	13.13	0.51	0.44	0.44	2.10	103,157	39
Class S2
12-31-23	9.20	0.22•	0.72	0.94	0.28	0.09	—	0.37	—	9.77	10.47	0.70	0.65	0.65	2.29	3,119	35
12-31-22	12.62	0.14•	(1.97)	(1.83)	0.42	1.17	—	1.59	—	9.20	(15.17)	0.70	0.65	0.65	1.28	3,259	47
12-31-21	12.70	0.18•	0.61	0.79	0.38	0.49	—	0.87	—	12.62	6.25	0.71	0.62	0.62	1.43	5,629	35
12-31-20	11.65	0.22•	1.12	1.34	0.26	0.03	—	0.29	—	12.70	11.74	0.71	0.61	0.61	1.84	5,194	50
12-31-19	10.82	0.22•	1.16	1.38	0.31	0.24	—	0.55	—	11.65	12.96	0.66	0.59	0.59	1.95	5,310	39
Class T
12-31-23	10.24	0.21•	0.82	1.03	0.23	0.09	—	0.32	—	10.95	10.23	1.00	0.95	0.95	1.99	71	35
12-31-22	13.87	0.12•	(2.18)	(2.06)	0.40	1.17	—	1.57	—	10.24	(15.52)	1.00	0.95	0.95	0.97	64	47
12-31-21	13.81	0.15•	0.68	0.83	0.28	0.49	—	0.77	—	13.87	6.03	1.01	0.92	0.92	1.04	118	35
12-31-20	12.56	0.18•	1.24	1.42	0.14	0.03	—	0.17	—	13.81	11.39	1.01	0.91	0.91	1.41	148	50
12-31-19	11.65	0.20	1.24	1.44	0.29	0.24	—	0.53	—	12.56	12.54	0.96	0.89	0.89	1.74	259	39
Voya Solution Moderately Aggressive Portfolio
Class ADV
12-31-23	10.06	0.12•	1.66	1.78	0.34	0.64	—	0.98	—	10.86	18.23	0.75	0.75	0.75	1.11	21,532	26
12-31-22	14.96	0.09•	(2.80)	(2.71)	0.41	1.78	—	2.19	—	10.06	(19.01)	0.77	0.77	0.77	0.74	20,306	71
12-31-21	12.98	0.09•	2.09	2.18	0.20	—	—	0.20	—	14.96	16.87	0.78	0.81	0.81	0.66	26,263	41
12-31-20	12.54	0.14	1.40	1.54	0.21	0.89	—	1.10	—	12.98	13.59	0.77	0.81	0.81	1.03	24,171	47
12-31-19	11.39	0.16	2.28	2.44	0.26	1.03	—	1.29	—	12.54	22.32	0.76	0.76	0.76	1.28	24,168	55
Class I
12-31-23	10.35	0.17•	1.72	1.89	0.40	0.64	—	1.04	—	11.20	18.85	0.25	0.25	0.25	1.61	5,819	26
12-31-22	15.33	0.17•	(2.89)	(2.72)	0.48	1.78	—	2.26	—	10.35	(18.60)	0.27	0.27	0.27	1.37	4,576	71
12-31-21	13.29	0.17•	2.14	2.31	0.27	—	—	0.27	—	15.33	17.42	0.28	0.31	0.31	1.19	5,090	41
12-31-20	12.81	0.18•	1.46	1.64	0.27	0.89	—	1.16	—	13.29	14.23	0.27	0.31	0.31	1.54	4,726	47
12-31-19	11.61	0.22	2.34	2.56	0.33	1.03	—	1.36	—	12.81	22.99	0.26	0.26	0.26	1.84	4,862	55
Class R6
12-31-23	10.34	0.17•	1.71	1.88	0.40	0.64	—	1.04	—	11.18	18.77	0.24	0.24	0.24	1.62	32,231	26
12-31-22	15.32	0.16•	(2.87)	(2.71)	0.49	1.78	—	2.27	—	10.34	(18.61)	0.27	0.27	0.27	1.30	26,694	71
12-31-21	13.28	0.18•	2.13	2.31	0.27	—	—	0.27	—	15.32	17.44	0.27	0.30	0.30	1.25	30,360	41
12-31-20	12.80	0.19•	1.45	1.64	0.27	0.89	—	1.16	—	13.28	14.24	0.26	0.30	0.30	1.58	23,965	47
12-31-19	11.61	0.23•	2.32	2.55	0.33	1.03	—	1.36	—	12.80	22.91	0.26	0.26	0.26	1.87	17,843	55
Class S
12-31-23	10.19	0.14•	1.70	1.84	0.37	0.64	—	1.01	—	11.02	18.61	0.50	0.50	0.50	1.36	407,787	26
12-31-22	15.13	0.12•	(2.84)	(2.72)	0.44	1.78	—	2.22	—	10.19	(18.87)	0.52	0.52	0.52	0.97	396,000	71
12-31-21	13.12	0.13•	2.11	2.24	0.23	—	—	0.23	—	15.13	17.16	0.53	0.56	0.56	0.89	562,208	41

See Accompanying Notes to Financial Statements

48

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Solution Moderately Aggressive Portfolio (continued)
Class S (continued)
12-31-20	12.66	0.17	1.42	1.59	0.24	0.89	—	1.13	—	13.12	13.92	0.52	0.56	0.56	1.27	552,268	47
12-31-19	11.49	0.19•	2.30	2.49	0.29	1.03	—	1.32	—	12.66	22.61	0.51	0.51	0.51	1.51	557,294	55
Class S2
12-31-23	10.21	0.13•	1.69	1.82	0.35	0.64	—	0.99	—	11.04	18.42	0.65	0.65	0.65	1.21	1,315	26
12-31-22	15.13	0.09•	(2.82)	(2.73)	0.41	1.78	—	2.19	—	10.21	(18.98)	0.67	0.67	0.67	0.74	998	71
12-31-21	13.14	0.12•	2.10	2.22	0.23	—	—	0.23	—	15.13	16.99	0.68	0.71	0.71	0.84	1,851	41
12-31-20	12.69	0.16•	1.41	1.57	0.23	0.89	—	1.12	—	13.14	13.70	0.67	0.71	0.71	1.32	1,280	47
12-31-19	11.50	0.17•	2.32	2.49	0.27	1.03	—	1.30	—	12.69	22.49	0.66	0.66	0.66	1.35	879	55
Voya Solution Moderately Conservative Portfolio
Class ADV
12-31-23	8.21	0.18•	0.73	0.91	0.25	0.27	—	0.52	—	8.60	11.40	0.91	0.78	0.78	2.10	3,430	40
12-31-22	11.44	0.11•	(1.86)	(1.75)	0.37	1.11	—	1.48	—	8.21	(15.97)	0.88	0.78	0.78	1.21	5,355	75
12-31-21	10.69	0.15•	0.83	0.98	0.23	—	—	0.23	—	11.44	9.16	0.90	0.73	0.73	1.35	5,957	46
12-31-20	10.09	0.17•	0.90	1.07	0.19	0.28	—	0.47	—	10.69	11.01	0.92	0.73	0.73	1.76	6,505	72
12-31-19	9.13	0.18•	1.14	1.32	0.16	0.20	—	0.36	—	10.09	14.61	0.84	0.70	0.70	1.83	7,507	81
Class I
12-31-23	8.64	0.23•	0.79	1.02	0.32	0.27	—	0.59	—	9.07	12.08	0.41	0.28	0.28	2.60	293	40
12-31-22	11.97	0.16•	(1.95)	(1.79)	0.43	1.11	—	1.54	—	8.64	(15.63)	0.38	0.28	0.28	1.62	192	75
12-31-21	11.18	0.41•	0.67	1.08	0.29	—	—	0.29	—	11.97	9.69	0.40	0.23	0.23	3.56	373	46
12-31-20	10.55	0.23•	0.93	1.16	0.25	0.28	—	0.53	—	11.18	11.50	0.42	0.23	0.23	2.27	43	72
12-31-19	9.54	0.29•	1.14	1.43	0.22	0.20	—	0.42	—	10.55	15.17	0.34	0.20	0.20	2.83	69	81
Class R6
12-31-23	8.64	0.23•	0.79	1.02	0.32	0.27	—	0.59	—	9.07	12.07	0.32	0.28	0.28	2.60	11,126	40
12-31-22	11.97	0.17•	(1.96)	(1.79)	0.43	1.11	—	1.54	—	8.64	(15.63)	0.31	0.28	0.28	1.69	10,211	75
12-31-21	11.18	0.22•	0.86	1.08	0.29	—	—	0.29	—	11.97	9.69	0.31	0.23	0.23	1.89	10,245	46
12-31-20	10.54	0.25•	0.92	1.17	0.25	0.28	—	0.53	—	11.18	11.61	0.33	0.23	0.23	2.38	9,068	72
12-31-19	9.53	0.25•	1.18	1.43	0.22	0.20	—	0.42	—	10.54	15.18	0.34	0.20	0.20	2.47	6,045	81
Class S
12-31-23	8.39	0.20•	0.77	0.97	0.29	0.27	—	0.56	—	8.80	11.86	0.66	0.53	0.53	2.35	14,867	40
12-31-22	11.67	0.13•	(1.90)	(1.77)	0.40	1.11	—	1.51	—	8.39	(15.87)	0.63	0.53	0.53	1.38	15,346	75
12-31-21	10.91	0.19•	0.83	1.02	0.26	—	—	0.26	—	11.67	9.41	0.65	0.48	0.48	1.64	21,640	46
12-31-20	10.30	0.21	0.91	1.12	0.23	0.28	—	0.51	—	10.91	11.33	0.67	0.48	0.48	2.06	20,347	72
12-31-19	9.32	0.22•	1.16	1.38	0.20	0.20	—	0.40	—	10.30	14.96	0.59	0.45	0.45	2.24	19,349	81
Class S2
12-31-23	8.22	0.19•	0.75	0.94	0.22	0.27	—	0.49	—	8.67	11.66	0.81	0.68	0.68	2.20	1,398	40
12-31-22	11.46	0.12•	(1.87)	(1.75)	0.38	1.11	—	1.49	—	8.22	(16.00)	0.78	0.68	0.68	1.28	3,788	75
12-31-21	10.72	0.16•	0.82	0.98	0.24	—	—	0.24	—	11.46	9.22	0.80	0.63	0.63	1.44	4,718	46
12-31-20	10.14	0.19•	0.89	1.08	0.22	0.28	—	0.50	—	10.72	11.13	0.82	0.63	0.63	1.89	5,074	72
12-31-19	9.21	0.24•	1.10	1.34	0.21	0.20	—	0.41	—	10.14	14.74	0.74	0.60	0.60	2.39	5,439	81
Voya Solution 2025 Portfolio
Class ADV
12-31-23	8.30	0.16•	0.94	1.10	0.22	0.16	—	0.38	—	9.02	13.43	0.79	0.77	0.77	1.83	168,233	33
12-31-22	12.44	0.11•	(2.18)	(2.07)	0.44	1.63	—	2.07	—	8.30	(17.69)	0.80	0.74	0.74	1.16	170,434	53
12-31-21	12.12	0.14•	1.10	1.24	0.33	0.59	—	0.92	—	12.44	10.40	0.81	0.70	0.70	1.16	234,207	36
12-31-20	11.37	0.15•	1.29	1.44	0.21	0.48	—	0.69	—	12.12	13.30	0.80	0.71	0.71	1.38	246,302	60
12-31-19	10.48	0.18•	1.64	1.82	0.25	0.68	—	0.93	—	11.37	17.79	0.75	0.71	0.71	1.59	260,690	44
Class I
12-31-23	8.65	0.21•	0.98	1.19	0.27	0.16	—	0.43	—	9.41	13.98	0.29	0.27	0.27	2.33	36,195	33
12-31-22	12.88	0.17•	(2.26)	(2.09)	0.51	1.63	—	2.14	—	8.65	(17.24)	0.30	0.24	0.24	1.68	50,063	53

See Accompanying Notes to Financial Statements

49

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Solution 2025 Portfolio (continued)
Class I (continued)
12-31-21	12.50	0.21•	1.14	1.35	0.38	0.59	—	0.97	—	12.88	10.96	0.31	0.20	0.20	1.61	64,534	36
12-31-20	11.71	0.20•	1.34	1.54	0.27	0.48	—	0.75	—	12.50	13.85	0.30	0.21	0.21	1.71	77,673	60
12-31-19	10.78	0.24	1.68	1.92	0.31	0.68	—	0.99	—	11.71	18.33	0.25	0.21	0.21	2.14	260,767	44
Class S
12-31-23	8.49	0.18•	0.96	1.14	0.24	0.16	—	0.40	—	9.23	13.68	0.54	0.52	0.52	2.08	231,648	33
12-31-22	12.68	0.15•	(2.24)	(2.09)	0.47	1.63	—	2.10	—	8.49	(17.46)	0.55	0.49	0.49	1.43	232,558	53
12-31-21	12.34	0.18•	1.12	1.30	0.37	0.59	—	0.96	—	12.68	10.67	0.56	0.45	0.45	1.43	303,656	36
12-31-20	11.57	0.21	1.28	1.49	0.24	0.48	—	0.72	—	12.34	13.54	0.55	0.46	0.46	1.65	299,333	60
12-31-19	10.65	0.21•	1.67	1.88	0.28	0.68	—	0.96	—	11.57	18.12	0.50	0.46	0.46	1.82	299,655	44
Class S2
12-31-23	8.15	0.16•	0.93	1.09	0.23	0.16	—	0.39	—	8.85	13.52	0.69	0.67	0.67	1.93	7,316	33
12-31-22	12.26	0.12•	(2.15)	(2.03)	0.45	1.63	—	2.08	—	8.15	(17.59)	0.70	0.64	0.64	1.21	7,321	53
12-31-21	11.97	0.16•	1.08	1.24	0.36	0.59	—	0.95	—	12.26	10.49	0.71	0.60	0.60	1.33	11,469	36
12-31-20	11.23	0.16•	1.27	1.43	0.21	0.48	—	0.69	—	11.97	13.42	0.70	0.61	0.61	1.47	9,493	60
12-31-19	10.35	0.18•	1.63	1.81	0.25	0.68	—	0.93	—	11.23	17.92	0.65	0.61	0.61	1.63	10,745	44
Class T
12-31-23	8.98	0.15•	1.02	1.17	0.20	0.16	—	0.36	—	9.79	13.14	0.99	0.97	0.97	1.63	295	33
12-31-22	13.25	0.10•	(2.33)	(2.23)	0.41	1.63	—	2.04	—	8.98	(17.81)	1.00	0.94	0.94	0.93	270	53
12-31-21	12.83	0.12•	1.17	1.29	0.28	0.59	—	0.87	—	13.25	10.19	1.01	0.90	0.90	0.92	380	36
12-31-20	11.98	0.13•	1.36	1.49	0.16	0.48	—	0.64	—	12.83	13.02	1.00	0.91	0.91	1.13	436	60
12-31-19	10.96	0.16•	1.72	1.88	0.18	0.68	—	0.86	—	11.98	17.51	0.95	0.91	0.91	1.36	521	44
Voya Solution 2030 Portfolio
Class ADV
12-31-23	11.95	0.22•	1.59	1.81	0.33	0.22	—	0.55	—	13.21	15.36	0.82	0.74	0.74	1.76	23,214	62
12-31-22	18.03	0.17•	(3.25)	(3.08)	0.61	2.39	—	3.00	—	11.95	(18.09)	0.85	0.70	0.70	1.16	20,852	83
12-31-21	16.46	0.20•	1.81	2.01	0.27	0.17	—	0.44	—	18.03	12.26	0.90	0.67	0.67	1.15	25,214	54
12-31-20	15.30	0.18•	1.86	2.04	0.23	0.65	—	0.88	—	16.46	13.99	0.94	0.71	0.71	1.24	22,015	90
12-31-19	13.79	0.23•	2.46	2.69	0.25	0.93	—	1.18	—	15.30	20.13	0.83	0.71	0.71	1.55	18,792	79
Class I
12-31-23	12.47	0.30•	1.65	1.95	0.40	0.22	—	0.62	—	13.80	15.89	0.32	0.24	0.24	2.26	10,587	62
12-31-22	18.68	0.24•	(3.36)	(3.12)	0.70	2.39	—	3.09	—	12.47	(17.69)	0.35	0.20	0.20	1.59	9,992	83
12-31-21	17.02	0.28•	1.88	2.16	0.33	0.17	—	0.50	—	18.68	12.80	0.40	0.17	0.17	1.57	12,248	54
12-31-20	15.77	0.26•	1.93	2.19	0.29	0.65	—	0.94	—	17.02	14.61	0.44	0.21	0.21	1.69	13,812	90
12-31-19	14.18	0.33•	2.51	2.84	0.32	0.93	—	1.25	—	15.77	20.65	0.33	0.21	0.21	2.18	13,781	79
Class S
12-31-23	12.34	0.26•	1.63	1.89	0.36	0.22	—	0.58	—	13.65	15.56	0.57	0.49	0.49	2.01	18,676	62
12-31-22	18.51	0.21•	(3.34)	(3.13)	0.65	2.39	—	3.04	—	12.34	(17.87)	0.60	0.45	0.45	1.43	16,853	83
12-31-21	16.89	0.24•	1.86	2.10	0.31	0.17	—	0.48	—	18.51	12.49	0.65	0.42	0.42	1.35	18,032	54
12-31-20	15.66	0.23•	1.91	2.14	0.26	0.65	—	0.91	—	16.89	14.34	0.69	0.46	0.46	1.54	17,584	90
12-31-19	14.09	0.27•	2.51	2.78	0.28	0.93	—	1.21	—	15.66	20.36	0.58	0.46	0.46	1.78	13,558	79
Class S2
12-31-23	12.14	0.24•	1.61	1.85	0.34	0.22	—	0.56	—	13.43	15.42	0.72	0.64	0.64	1.86	1,023	62
12-31-22	18.22	0.15•	(3.25)	(3.10)	0.59	2.39	—	2.98	—	12.14	(18.01)	0.75	0.60	0.60	1.01	677	83
12-31-21	16.66	0.27•	1.77	2.04	0.31	0.17	—	0.48	—	18.22	12.35	0.80	0.57	0.57	1.53	1,596	54
12-31-20	15.46	0.22•	1.87	2.09	0.24	0.65	—	0.89	—	16.66	14.17	0.84	0.61	0.61	1.47	642	90
12-31-19	13.90	0.25•	2.48	2.73	0.24	0.93	—	1.17	—	15.46	20.24	0.73	0.61	0.61	1.66	450	79
Class T
12-31-23	11.97	0.20•	1.59	1.79	—	0.22	—	0.22	—	13.54	15.02	1.02	0.94	0.94	1.56	4	62
12-31-22	18.00	0.03•	(3.08)	(3.05)	0.59	2.39	—	2.98	—	11.97	(17.89)	1.05	0.90	0.90	0.19	4	83

See Accompanying Notes to Financial Statements

50

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Solution 2030 Portfolio (continued)
Class T (continued)
12-31-21	16.45	0.18•	1.79	1.97	0.25	0.17	—	0.42	—	18.00	12.05	1.10	0.87	0.87	1.01	56	54
12-31-20	15.31	0.16•	1.85	2.01	0.22	0.65	—	0.87	—	16.45	13.74	1.14	0.91	0.91	1.10	45	90
12-31-19	13.82	0.21•	2.45	2.66	0.24	0.93	—	1.17	—	15.31	19.86	1.03	0.91	0.91	1.41	32	79
Voya Solution 2035 Portfolio
Class ADV
12-31-23	8.49	0.14•	1.31	1.45	0.30	0.31	—	0.61	—	9.33	17.38	0.80	0.72	0.72	1.52	175,986	33
12-31-22	13.07	0.12•	(2.45)	(2.33)	0.44	1.81	—	2.25	—	8.49	(18.84)	0.81	0.68	0.68	1.12	163,697	69
12-31-21	12.20	0.14•	1.53	1.67	0.26	0.54	—	0.80	—	13.07	13.81	0.83	0.65	0.65	1.05	219,940	42
12-31-20	11.63	0.13	1.39	1.52	0.19	0.76	—	0.95	—	12.20	14.13	0.81	0.69	0.69	0.96	220,485	65
12-31-19	10.60	0.16•	2.04	2.20	0.24	0.93	—	1.17	—	11.63	21.53	0.75	0.71	0.71	1.38	226,096	52
Class I
12-31-23	8.86	0.19•	1.37	1.56	0.35	0.31	—	0.66	—	9.76	17.98	0.30	0.22	0.22	2.02	55,330	33
12-31-22	13.54	0.18•	(2.54)	(2.36)	0.51	1.81	—	2.32	—	8.86	(18.39)	0.31	0.18	0.18	1.68	65,455	69
12-31-21	12.59	0.20•	1.59	1.79	0.30	0.54	—	0.84	—	13.54	14.35	0.33	0.15	0.15	1.48	78,910	42
12-31-20	11.98	0.15•	1.47	1.62	0.25	0.76	—	1.01	—	12.59	14.65	0.31	0.19	0.19	1.30	93,880	65
12-31-19	10.89	0.22	2.10	2.32	0.30	0.93	—	1.23	—	11.98	22.22	0.25	0.21	0.21	1.97	304,111	52
Class S
12-31-23	8.69	0.16•	1.34	1.50	0.32	0.31	—	0.63	—	9.56	17.64	0.55	0.47	0.47	1.77	338,635	33
12-31-22	13.33	0.15•	(2.51)	(2.36)	0.47	1.81	—	2.28	—	8.69	(18.62)	0.56	0.43	0.43	1.41	297,358	69
12-31-21	12.43	0.18•	1.55	1.73	0.29	0.54	—	0.83	—	13.33	14.08	0.58	0.40	0.40	1.35	369,502	42
12-31-20	11.83	0.15	1.43	1.58	0.22	0.76	—	0.98	—	12.43	14.46	0.56	0.44	0.44	1.24	341,146	65
12-31-19	10.76	0.19•	2.08	2.27	0.27	0.93	—	1.20	—	11.83	21.94	0.50	0.46	0.46	1.64	324,783	52
Class S2
12-31-23	8.19	0.14•	1.26	1.40	0.31	0.31	—	0.62	—	8.97	17.43	0.70	0.62	0.62	1.62	10,884	33
12-31-22	12.70	0.12•	(2.37)	(2.25)	0.45	1.81	—	2.26	—	8.19	(18.73)	0.71	0.58	0.58	1.20	9,674	69
12-31-21	11.88	0.15•	1.49	1.64	0.28	0.54	—	0.82	—	12.70	13.91	0.73	0.55	0.55	1.23	14,062	42
12-31-20	11.34	0.11•	1.38	1.49	0.19	0.76	—	0.95	—	11.88	14.30	0.71	0.59	0.59	1.01	12,050	65
12-31-19	10.36	0.16•	1.99	2.15	0.24	0.93	—	1.17	—	11.34	21.63	0.65	0.61	0.61	1.46	14,599	52
Voya Solution 2040 Portfolio
Class ADV
12-31-23	12.34	0.17•	2.13	2.30	0.44	0.36	—	0.80	—	13.84	18.98	0.91	0.71	0.71	1.31	15,845	57
12-31-22	19.65	0.17•	(3.78)	(3.61)	0.58	3.12	—	3.70	—	12.34	(19.48)	0.90	0.67	0.67	1.14	14,290	92
12-31-21	17.38	0.18•	2.55	2.73	0.24	0.22	—	0.46	—	19.65	15.78	0.93	0.64	0.64	0.95	17,364	63
12-31-20	16.09	0.15•	2.25	2.40	0.24	0.87	—	1.11	—	17.38	15.98	0.96	0.70	0.70	0.95	15,773	91
12-31-19	14.26	0.23•	2.92	3.15	0.26	1.06	—	1.32	—	16.09	22.82	0.84	0.72	0.72	1.47	14,324	82
Class I
12-31-23	12.90	0.25•	2.23	2.48	0.52	0.36	—	0.88	—	14.50	19.58	0.41	0.21	0.21	1.81	6,338	57
12-31-22	20.38	0.25•	(3.93)	(3.68)	0.68	3.12	—	3.80	—	12.90	(19.12)	0.40	0.17	0.17	1.61	10,181	92
12-31-21	17.99	0.25•	2.67	2.92	0.31	0.22	—	0.53	—	20.38	16.34	0.43	0.14	0.14	1.30	10,092	63
12-31-20	16.60	0.26	2.31	2.57	0.31	0.87	—	1.18	—	17.99	16.55	0.46	0.20	0.20	1.48	12,621	91
12-31-19	14.66	0.32•	3.00	3.32	0.32	1.06	—	1.38	—	16.60	23.44	0.34	0.22	0.22	1.97	11,825	82
Class S
12-31-23	12.71	0.21•	2.19	2.40	0.47	0.36	—	0.83	—	14.28	19.27	0.66	0.46	0.46	1.56	15,920	57
12-31-22	20.14	0.22•	(3.89)	(3.67)	0.64	3.12	—	3.76	—	12.71	(19.29)	0.65	0.42	0.42	1.44	13,309	92
12-31-21	17.80	0.25•	2.60	2.85	0.29	0.22	—	0.51	—	20.14	16.10	0.68	0.39	0.39	1.28	13,325	63
12-31-20	16.44	0.20•	2.29	2.49	0.26	0.87	—	1.13	—	17.80	16.23	0.71	0.45	0.45	1.26	10,486	91
12-31-19	14.54	0.23	3.02	3.25	0.29	1.06	—	1.35	—	16.44	23.07	0.59	0.47	0.47	1.44	8,500	82
Class S2
12-31-23	12.39	0.19•	2.13	2.32	0.45	0.36	—	0.81	—	13.90	19.11	0.81	0.61	0.61	1.41	1,632	57

See Accompanying Notes to Financial Statements

51

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Solution 2040 Portfolio (continued)
Class S2 (continued)
12-31-22	19.74	0.18•	(3.79)	(3.61)	0.62	3.12	—	3.74	—	12.39	(19.42)	0.80	0.57	0.57	1.19	1,604	92
12-31-21	17.48	0.24•	2.52	2.76	0.28	0.22	—	0.50	—	19.74	15.88	0.83	0.54	0.54	1.25	2,051	63
12-31-20	16.17	0.17•	2.26	2.43	0.25	0.87	—	1.12	—	17.48	16.07	0.86	0.60	0.60	1.07	1,219	91
12-31-19	14.31	0.25•	2.93	3.18	0.26	1.06	—	1.32	—	16.17	22.93	0.74	0.62	0.62	1.57	973	82
Class T
12-31-23	12.40	0.15•	2.13	2.28	0.33	0.36	—	0.69	—	13.99	18.70	1.11	0.91	0.91	1.11	4	57
12-31-22	19.56	0.09•	(3.73)	(3.64)	0.40	3.12	—	3.52	—	12.40	(19.70)	1.10	0.87	0.87	0.54	4	92
12-31-21	17.33	0.04•	2.63	2.67	0.22	0.22	—	0.44	—	19.56	15.48	1.13	0.84	0.84	0.20	13	63
12-31-20	16.06	0.15•	2.22	2.37	0.23	0.87	—	1.10	—	17.33	15.79	1.16	0.90	0.90	0.95	49	91
12-31-19	14.22	0.20•	2.90	3.10	0.20	1.06	—	1.26	—	16.06	22.50	1.04	0.92	0.92	1.28	32	82
Voya Solution 2045 Portfolio
Class ADV
12-31-23	8.24	0.11•	1.48	1.59	0.28	0.46	—	0.74	—	9.09	19.73	0.82	0.71	0.71	1.23	129,358	33
12-31-22	13.12	0.10•	(2.55)	(2.45)	0.43	2.00	—	2.43	—	8.24	(19.72)	0.83	0.67	0.67	1.01	121,395	75
12-31-21	12.29	0.11•	1.94	2.05	0.23	0.99	—	1.22	—	13.12	16.95	0.85	0.65	0.65	0.86	162,480	42
12-31-20	11.47	0.09	1.61	1.70	0.16	0.72	—	0.88	—	12.29	16.07	0.83	0.70	0.70	0.71	155,503	61
12-31-19	10.42	0.15	2.20	2.35	0.20	1.10	—	1.30	—	11.47	23.59	0.75	0.72	0.72	1.26	150,005	67
Class I
12-31-23	8.67	0.16•	1.56	1.72	0.33	0.46	—	0.79	—	9.60	20.32	0.32	0.21	0.21	1.73	43,480	33
12-31-22	13.67	0.16•	(2.66)	(2.50)	0.50	2.00	—	2.50	—	8.67	(19.28)	0.33	0.17	0.17	1.55	54,349	75
12-31-21	12.72	0.17•	2.02	2.19	0.25	0.99	—	1.24	—	13.67	17.51	0.35	0.15	0.15	1.24	65,611	42
12-31-20	11.85	0.12•	1.69	1.81	0.22	0.72	—	0.94	—	12.72	16.57	0.33	0.20	0.20	1.06	82,473	61
12-31-19	10.73	0.20	2.29	2.49	0.27	1.10	—	1.37	—	11.85	24.29	0.25	0.22	0.22	1.86	269,670	67
Class S
12-31-23	8.43	0.13•	1.52	1.65	0.30	0.46	—	0.76	—	9.32	20.09	0.57	0.46	0.46	1.48	274,907	33
12-31-22	13.37	0.13•	(2.60)	(2.47)	0.47	2.00	—	2.47	—	8.43	(19.50)	0.58	0.42	0.42	1.31	237,729	75
12-31-21	12.50	0.15•	1.97	2.12	0.26	0.99	—	1.25	—	13.37	17.26	0.60	0.40	0.40	1.14	289,193	42
12-31-20	11.66	0.11	1.64	1.75	0.19	0.72	—	0.91	—	12.50	16.29	0.58	0.45	0.45	0.95	254,990	61
12-31-19	10.58	0.18	2.23	2.41	0.23	1.10	—	1.33	—	11.66	23.90	0.50	0.47	0.47	1.51	237,496	67
Class S2
12-31-23	8.09	0.11•	1.47	1.58	0.29	0.46	—	0.75	—	8.92	19.96	0.72	0.61	0.61	1.33	6,857	33
12-31-22	12.93	0.10•	(2.51)	(2.41)	0.43	2.00	—	2.43	—	8.09	(19.70)	0.73	0.57	0.57	0.96	5,964	75
12-31-21	12.14	0.14•	1.90	2.04	0.26	0.99	—	1.25	—	12.93	17.10	0.75	0.55	0.55	1.12	10,947	42
12-31-20	11.34	0.09•	1.60	1.69	0.17	0.72	—	0.89	—	12.14	16.13	0.73	0.60	0.60	0.82	6,867	61
12-31-19	10.31	0.15•	2.18	2.33	0.20	1.10	—	1.30	—	11.34	23.68	0.65	0.62	0.62	1.31	7,234	67
Class T
12-31-23	8.85	0.10•	1.60	1.70	0.21	0.46	—	0.67	—	9.88	19.56	1.02	0.91	0.91	1.03	69	33
12-31-22	13.88	0.02•	(2.65)	(2.63)	0.40	2.00	—	2.40	—	8.85	(19.91)	1.03	0.87	0.87	0.17	57	75
12-31-21	12.93	0.12•	2.01	2.13	0.19	0.99	—	1.18	—	13.88	16.73	1.05	0.85	0.85	0.90	180	42
12-31-20	11.95	0.03•	1.74	1.77	0.07	0.72	—	0.79	—	12.93	15.85	1.03	0.90	0.90	0.29	156	61
12-31-19	10.74	0.14•	2.26	2.40	0.09	1.10	—	1.19	—	11.95	23.31	0.95	0.92	0.92	1.19	290	67
Voya Solution 2050 Portfolio
Class ADV
12-31-23	12.58	0.16•	2.34	2.50	0.41	0.42	—	0.83	—	14.25	20.22	0.97	0.73	0.73	1.16	14,397	57
12-31-22	20.45	0.16•	(3.98)	(3.82)	0.62	3.43	—	4.05	—	12.58	(19.81)	0.96	0.68	0.68	1.06	12,860	88
12-31-21	17.96	0.14•	2.86	3.00	0.21	0.30	—	0.51	—	20.45	16.82	0.98	0.65	0.65	0.71	15,352	60
12-31-20	16.63	0.13•	2.32	2.45	0.23	0.89	—	1.12	—	17.96	15.79	1.03	0.71	0.71	0.81	15,402	80
12-31-19	14.58	0.23•	3.17	3.40	0.22	1.13	—	1.35	—	16.63	24.13	0.86	0.73	0.73	1.45	12,951	84

See Accompanying Notes to Financial Statements

52

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Solution 2050 Portfolio (continued)
Class I
12-31-23	13.23	0.23•	2.48	2.71	0.49	0.42	—	0.91	—	15.03	20.88	0.47	0.23	0.23	1.66	6,594	57
12-31-22	21.30	0.25•	(4.17)	(3.92)	0.72	3.43	—	4.15	—	13.23	(19.46)	0.46	0.18	0.18	1.57	9,196	88
12-31-21	18.66	0.22•	3.01	3.23	0.29	0.30	—	0.59	—	21.30	17.42	0.48	0.15	0.15	1.09	9,999	60
12-31-20	17.22	0.24	2.38	2.62	0.29	0.89	—	1.18	—	18.66	16.36	0.53	0.21	0.21	1.31	11,647	80
12-31-19	15.04	0.34•	3.25	3.59	0.28	1.13	—	1.41	—	17.22	24.74	0.36	0.23	0.23	2.04	10,912	84
Class S
12-31-23	12.98	0.20•	2.41	2.61	0.44	0.42	—	0.86	—	14.73	20.50	0.72	0.48	0.48	1.41	13,936	57
12-31-22	20.99	0.23•	(4.12)	(3.89)	0.69	3.43	—	4.12	—	12.98	(19.64)	0.71	0.43	0.43	1.49	10,577	88
12-31-21	18.42	0.20•	2.93	3.13	0.26	0.30	—	0.56	—	20.99	17.10	0.73	0.40	0.40	0.97	9,740	60
12-31-20	17.01	0.17•	2.39	2.56	0.26	0.89	—	1.15	—	18.42	16.11	0.78	0.46	0.46	1.04	8,339	80
12-31-19	14.88	0.26•	3.25	3.51	0.25	1.13	—	1.38	—	17.01	24.41	0.61	0.48	0.48	1.58	7,397	84
Class S2
12-31-23	12.73	0.17•	2.37	2.54	0.42	0.42	—	0.84	—	14.43	20.36	0.87	0.63	0.63	1.26	958	57
12-31-22	20.63	0.15•	(4.00)	(3.85)	0.62	3.43	—	4.05	—	12.73	(19.76)	0.86	0.58	0.58	0.95	601	88
12-31-21	18.16	0.20•	2.85	3.05	0.28	0.30	—	0.58	—	20.63	16.91	0.88	0.55	0.55	0.99	1,022	60
12-31-20	16.78	0.17	2.32	2.49	0.22	0.89	—	1.11	—	18.16	15.91	0.93	0.61	0.61	0.89	432	80
12-31-19	14.67	0.23•	3.21	3.44	0.20	1.13	—	1.33	—	16.78	24.25	0.76	0.63	0.63	1.40	419	84
Class T
12-31-23	12.76	0.13•	2.38	2.51	0.30	0.42	—	0.72	—	14.55	20.00	1.17	0.93	0.93	0.96	4	57
12-31-22	20.67	0.09•	(3.99)	(3.90)	0.58	3.43	—	4.01	—	12.76	(19.96)	1.16	0.88	0.88	0.52	4	88
12-31-21	18.16	0.10•	2.89	2.99	0.18	0.30	—	0.48	—	20.67	16.55	1.18	0.85	0.85	0.50	13	60
12-31-20	16.69	0.09	2.36	2.45	0.09	0.89	—	0.98	—	18.16	15.59	1.23	0.91	0.91	0.57	12	80
12-31-19	14.63	0.09•	3.28	3.37	0.18	1.13	—	1.31	—	16.69	23.80	1.06	0.93	0.93	0.54	11	84
Voya Solution 2055 Portfolio
Class ADV
12-31-23	9.45	0.11•	1.77	1.88	0.29	0.24	—	0.53	—	10.80	20.21	0.87	0.74	0.74	1.06	50,945	37
12-31-22	15.14	0.12•	(2.98)	(2.86)	0.48	2.35	—	2.83	—	9.45	(19.93)	0.88	0.69	0.69	1.00	45,825	75
12-31-21	14.99	0.10•	2.38	2.48	0.31	2.02	—	2.33	—	15.14	17.03	0.93	0.66	0.66	0.67	58,046	51
12-31-20	13.85	0.08	1.95	2.03	0.15	0.74	—	0.89	—	14.99	15.75	0.96	0.69	0.69	0.63	54,540	67
12-31-19	12.35	0.16	2.70	2.86	0.20	1.16	—	1.36	—	13.85	24.13	0.77	0.72	0.72	1.29	49,315	61
Class I
12-31-23	9.90	0.17•	1.87	2.04	0.35	0.24	—	0.59	—	11.35	20.90	0.37	0.24	0.24	1.56	20,883	37
12-31-22	15.72	0.19•	(3.10)	(2.91)	0.56	2.35	—	2.91	—	9.90	(19.53)	0.38	0.19	0.19	1.57	24,944	75
12-31-21	15.37	0.18•	2.45	2.63	0.26	2.02	—	2.28	—	15.72	17.53	0.43	0.16	0.16	1.10	27,701	51
12-31-20	14.17	0.13•	2.03	2.16	0.22	0.74	—	0.96	—	15.37	16.38	0.46	0.19	0.19	1.00	34,329	67
12-31-19	12.61	0.27•	2.72	2.99	0.27	1.16	—	1.43	—	14.17	24.76	0.27	0.22	0.22	1.93	119,915	61
Class S
12-31-23	9.58	0.13•	1.82	1.95	0.32	0.24	—	0.56	—	10.97	20.66	0.62	0.49	0.49	1.31	87,505	37
12-31-22	15.33	0.15•	(3.02)	(2.87)	0.53	2.35	—	2.88	—	9.58	(19.80)	0.63	0.44	0.44	1.32	86,020	75
12-31-21	15.15	0.15•	2.40	2.55	0.35	2.02	—	2.37	—	15.33	17.32	0.68	0.41	0.41	0.96	86,021	51
12-31-20	13.99	0.12•	1.97	2.09	0.19	0.74	—	0.93	—	15.15	16.04	0.71	0.44	0.44	0.90	73,361	67
12-31-19	12.46	0.20	2.72	2.92	0.23	1.16	—	1.39	—	13.99	24.50	0.52	0.47	0.47	1.52	59,923	61
Class S2
12-31-23	9.53	0.12•	1.80	1.92	0.30	0.24	—	0.54	—	10.91	20.41	0.77	0.64	0.64	1.16	3,428	37
12-31-22	15.22	0.11•	(2.97)	(2.86)	0.48	2.35	—	2.83	—	9.53	(19.84)	0.78	0.59	0.59	0.93	3,070	75
12-31-21	15.09	0.15•	2.36	2.51	0.36	2.02	—	2.38	—	15.22	17.09	0.83	0.56	0.56	0.97	5,377	51
12-31-20	13.92	0.13	1.93	2.06	0.15	0.74	—	0.89	—	15.09	15.86	0.86	0.59	0.59	0.80	3,036	67
12-31-19	12.39	0.18•	2.70	2.88	0.19	1.16	—	1.35	—	13.92	24.28	0.67	0.62	0.62	1.33	2,876	61

See Accompanying Notes to Financial Statements

53

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Solution 2060 Portfolio
Class ADV
12-31-23	9.27	0.12•	1.73	1.85	0.28	0.23	—	0.51	—	10.61	20.29	1.08	0.74	0.74	1.17	10,706	55
12-31-22	14.96	0.12•	(2.95)	(2.83)	0.44	2.42	—	2.86	—	9.27	(19.99)	1.05	0.70	0.70	1.04	9,384	85
12-31-21	13.16	0.10•	2.11	2.21	0.16	0.25	—	0.41	—	14.96	16.63	1.08	0.68	0.68	0.73	10,459	68
12-31-20	12.04	0.10•	1.67	1.77	0.12	0.53	—	0.65	—	13.16	15.62	1.14	0.70	0.70	0.85	8,999	74
12-31-19	10.45	0.16•	2.28	2.44	0.15	0.70	—	0.85	—	12.04	24.12	0.95	0.74	0.74	1.39	6,976	89
Class I
12-31-23	9.52	0.17•	1.79	1.96	0.33	0.23	—	0.56	—	10.92	20.98	0.58	0.24	0.24	1.67	6,336	55
12-31-22	15.29	0.19•	(3.03)	(2.84)	0.51	2.42	—	2.93	—	9.52	(19.65)	0.55	0.20	0.20	1.64	6,855	85
12-31-21	13.41	0.15•	2.18	2.33	0.20	0.25	—	0.45	—	15.29	17.46	0.58	0.18	0.18	1.04	6,685	68
12-31-20	12.25	0.17•	1.69	1.86	0.17	0.53	—	0.70	—	13.41	16.14	0.64	0.20	0.20	1.42	7,950	74
12-31-19	10.60	0.25•	2.29	2.54	0.19	0.70	—	0.89	—	12.25	24.79	0.45	0.24	0.24	2.14	5,184	89
Class S
12-31-23	9.32	0.14•	1.74	1.88	0.30	0.23	—	0.53	—	10.67	20.59	0.83	0.49	0.49	1.42	10,507	55
12-31-22	15.03	0.16•	(2.97)	(2.81)	0.48	2.42	—	2.90	—	9.32	(19.78)	0.80	0.45	0.45	1.43	8,466	85
12-31-21	13.21	0.13•	2.12	2.25	0.18	0.25	—	0.43	—	15.03	17.15	0.83	0.43	0.43	0.93	8,211	68
12-31-20	12.08	0.13•	1.68	1.81	0.15	0.53	—	0.68	—	13.21	15.90	0.89	0.45	0.45	1.15	6,886	74
12-31-19	10.47	0.18	2.30	2.48	0.17	0.70	—	0.87	—	12.08	24.45	0.70	0.49	0.49	1.56	4,901	89
Class S2
12-31-23	9.28	0.13•	1.73	1.86	0.28	0.23	—	0.51	—	10.63	20.45	0.98	0.64	0.64	1.27	947	55
12-31-22	14.96	0.11•	(2.93)	(2.82)	0.44	2.42	—	2.86	—	9.28	(19.93)	0.95	0.60	0.60	0.91	729	85
12-31-21	13.19	0.16•	2.06	2.22	0.20	0.25	—	0.45	—	14.96	16.93	0.98	0.58	0.58	1.08	1,234	68
12-31-20	12.07	0.12•	1.67	1.79	0.14	0.53	—	0.67	—	13.19	15.73	1.04	0.60	0.60	1.07	471	74
12-31-19	10.46	0.18	2.28	2.46	0.15	0.70	—	0.85	—	12.07	24.26	0.85	0.64	0.64	1.44	269	89
Class T
12-31-23	9.25	0.10•	1.74	1.84	0.26	0.23	—	0.49	—	10.60	20.20	1.28	0.94	0.94	0.97	5	55
12-31-22	14.91	0.09•	(2.93)	(2.84)	0.40	2.42	—	2.82	—	9.25	(20.16)	1.25	0.90	0.90	0.77	4	85
12-31-21	13.13	0.06•	2.10	2.16	0.13	0.25	—	0.38	—	14.91	16.50	1.28	0.88	0.88	0.42	6	68
12-31-20	12.01	0.08•	1.66	1.74	0.09	0.53	—	0.62	—	13.13	15.32	1.34	0.90	0.90	0.67	5	74
12-31-19	10.40	0.11	2.30	2.41	0.10	0.70	—	0.80	—	12.01	23.96	1.15	0.94	0.94	1.07	4	89
Voya Solution 2065 Portfolio
Class ADV
12-31-23	8.89	0.14•	1.67	1.81	—	0.01	—	0.01	—	10.69	20.31	1.20	0.75	0.75	1.47	3,614	33
12-31-22	11.94	0.11•	(2.48)	(2.37)	0.24	0.44	—	0.68	—	8.89	(19.98)	1.30	0.70	0.70	1.16	1,988	89
12-31-21	11.55	0.11•	1.86	1.97	0.41	1.17	—	1.58	—	11.94	17.05	1.61	0.67	0.67	0.90	1,583	53
07-29-20(5)- 12-31-20	10.00	0.12•	1.62	1.74	0.14	0.05	—	0.19	—	11.55	17.42	1.97	0.72	0.72	2.64	1,012	24
Class I
12-31-23	8.92	0.19•	1.69	1.88	0.44	0.01	—	0.45	—	10.35	20.99	0.70	0.25	0.25	1.97	3,247	33
12-31-22	11.97	0.18•	(2.51)	(2.33)	0.28	0.44	—	0.72	—	8.92	(19.60)	0.80	0.20	0.20	1.77	2,336	89
12-31-21	11.56	0.18•	1.86	2.04	0.46	1.17	—	1.63	—	11.97	17.64	1.11	0.17	0.17	1.38	1,692	53
07-29-20(5)- 12-31-20	10.00	0.12•	1.65	1.77	0.16	0.05	—	0.21	—	11.56	17.69	1.47	0.22	0.22	2.60	1,045	24
Class S
12-31-23	8.90	0.17•	1.68	1.85	0.10	0.01	—	0.11	—	10.64	20.74	0.95	0.50	0.50	1.72	6,958	33
12-31-22	11.95	0.17•	(2.53)	(2.36)	0.25	0.44	—	0.69	—	8.90	(19.81)	1.05	0.45	0.45	1.70	3,700	89
12-31-21	11.56	0.18•	1.82	2.00	0.44	1.17	—	1.61	—	11.95	17.30	1.36	0.42	0.42	1.41	2,431	53
07-29-20(5)- 12-31-20	10.00	0.13•	1.63	1.76	0.15	0.05	—	0.20	—	11.56	17.61	1.72	0.47	0.47	2.84	955	24

See Accompanying Notes to Financial Statements

54

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Solution 2065 Portfolio (continued)
Class S2
12-31-23	8.90	0.15•	1.68	1.83	—	0.01	—	0.01	—	10.72	20.52	1.10	0.65	0.65	1.57	230	33
12-31-22	11.95	0.11•	(2.48)	(2.37)	0.24	0.44	—	0.68	—	8.90	(19.89)	1.20	0.60	0.60	1.13	133	89
12-31-21	11.56	0.16•	1.82	1.98	0.42	1.17	—	1.59	—	11.95	17.11	1.51	0.57	0.57	1.26	114	53
07-29-20(5)- 12-31-20	10.00	0.10•	1.65	1.75	0.14	0.05	—	0.19	—	11.56	17.52	1.87	0.62	0.62	2.18	26	24
Class T
12-31-23	8.90	0.12•	1.68	1.80	—	0.01	—	0.01	—	10.69	20.18	1.40	0.95	0.95	1.27	4	33
12-31-22	11.95	0.08•	(2.47)	(2.39)	0.22	0.44	—	0.66	—	8.90	(20.11)	1.50	0.90	0.90	0.75	3	89
12-31-21	11.56	0.06•	1.86	1.92	0.36	1.17	—	1.53	—	11.95	16.67	1.81	0.87	0.87	0.51	4	53
07-29-20(5)- 12-31-20	10.00	0.09•	1.65	1.74	0.13	0.05	—	0.18	—	11.56	17.40	2.17	0.92	0.92	1.88	4	24

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.

• Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

55

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023

NOTE 1 — ORGANIZATION

Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The fifteen series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Solution Aggressive Portfolio (“Solution Aggressive”), Voya Solution Balanced Portfolio (“Solution Balanced”), Voya Solution Conservative Portfolio (“Solution Conservative”), Voya Solution Income Portfolio (“Solution Income”), Voya Solution Moderately Aggressive Portfolio (“Solution Moderately Aggressive”), Voya Solution Moderately Conservative Portfolio (“Solution Moderately Conservative”), Voya Solution 2025 Portfolio (“Solution 2025”), Voya Solution 2030 Portfolio (“Solution 2030”), Voya Solution 2035 Portfolio (“Solution 2035”), Voya Solution 2040 Portfolio (“Solution 2040”), Voya Solution 2045 Portfolio (“Solution 2045”), Voya Solution 2050 Portfolio (“Solution 2050”), Voya Solution 2055 Portfolio (“Solution 2055”), Voya Solution 2060 Portfolio (“Solution 2060”) and Voya Solution 2065 Portfolio (“Solution 2065”). Each Portfolio is a diversified series of the Company.

Solution 2025, Solution 2030, Solution 2035, Solution 2040, Solution 2045, Solution 2050, Solution 2055, Solution 2060 and Solution 2065 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Solution Income, without a vote of shareholders, if approved by the Portfolios’ Board of Directors (the “Board”).

The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Class R6, Service (“Class S”), Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

56

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 – unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned

57

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividends from underlying funds in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends from net investment income and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall

58

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter ("OTC"), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2023, certain Portfolios used futures to enact tactical positions and to provide the Portfolios with greater liquidity. Certain Portfolios had purchased and sold futures contracts on various equity indices and also purchased and sold futures contracts on various U.S. Treasury Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2023, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. There were no

59

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

open futures contracts purchased or sold at December 31, 2023.

	Purchased	Sold
Solution Income	$3,986,048	$4,216,633
Solution Moderately Aggressive	8,881,446	9,317,915
Solution 2025	8,868,195	9,193,680
Solution 2035	13,073,846	13,775,293
Solution 2045	12,317,424	12,958,917
Solution 2055	3,957,642	4,133,318

NOTE 3 — INVESTMENT IN UNDERLYING FUNDS

For the year ended December 31, 2023, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Classes ADV, S2 and T of the respective Portfolios have a plan of distribution (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

	Purchases	Sales
Solution Aggressive	$14,525,546	$12,507,541
Solution Balanced	18,060,284	21,190,482
Solution Conservative	8,190,555	14,391,932
Solution Income	66,905,964	101,771,154
Solution Moderately Aggressive	119,294,433	150,994,103
Solution Moderately Conservative	12,550,654	18,483,407
Solution 2025	147,881,685	201,856,208
Solution 2030	30,955,072	30,455,216
Solution 2035	181,553,720	196,779,076
Solution 2040	22,212,248	26,469,204
Solution 2045	142,518,819	161,556,062
Solution 2050	19,209,551	20,971,782
Solution 2055	56,571,601	63,547,815
Solution 2060	14,439,455	14,818,149
Solution 2065	8,136,893	3,572,732

Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

Agreement. Under the Plans, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and each Portfolio makes payments to the Distributor at an annual rate of 0.15% and 0.45% of each Portfolio’s average daily net assets attributable to its Class S2 and Class T shares, respectively.

60

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each applicable Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Solution Aggressive	5.21%
	Solution Balanced	9.53
	Solution Conservative	5.40
	Solution Income	43.27
	Solution 2025	28.65
	Solution 2030	19.68
	Solution 2035	22.91
	Solution 2040	12.52
	Solution 2045	20.12
	Solution 2050	14.18
	Solution 2055	15.29
	Solution 2060	13.25
	Solution 2065	7.55
Voya Investment Management Co. LLC	Solution 2065	19.16
Voya Retirement Insurance and Annuity Company	Solution Aggressive	94.79
	Solution Balanced	90.47
	Solution Conservative	94.60
	Solution Income	50.66
	Solution Moderately Aggressive	8.95
	Solution Moderately Conservative	98.50
	Solution 2025	67.83
	Solution 2030	80.31
	Solution 2035	74.11
	Solution 2040	87.47
	Solution 2045	78.51
	Solution 2050	85.81
	Solution 2055	84.70
	Solution 2060	86.73
	Solution 2065	73.30

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent

NOTE 7 —EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2023, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Solution Aggressive	$15,668
Solution Balanced	17,074
Solution Conservative	4,827
Solution Income	88,101
Solution Moderately Aggressive	24,977
Solution Moderately Conservative	19,770
Solution 2025	205,583
Solution 2030	24,361
Solution 2035	317,264
Solution 2040	38,358
Solution 2045	323,568
Solution 2050	51,518
Solution 2055	191,592
Solution 2060	61,337
Solution 2065	18,100

investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

61

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 7 —EXPENSE LIMITATION AGREEMENTS (continued)

	Class	Class	Class	Class	Class	Class
Portfolio(1)	ADV	I	R6	S	S2	T
Solution Aggressive	1.39%	0.89%	0.89%	1.14%	1.29%	N/A
Solution Balanced	1.30%	0.80%	0.80%	1.05%	1.20%	N/A
Solution Conservative	1.16%	0.66%	0.66%	0.91%	1.06%	N/A
Solution Income	1.18%	0.68%	N/A	0.93%	1.08%	1.38%
Solution Moderately Aggressive	1.38%	0.88%	0.88%	1.13%	1.28%	N/A
Solution Moderately Conservative	1.24%	0.74%	0.74%	0.99%	1.14%	N/A
Solution 2025	1.28%	0.78%	N/A	1.03%	1.18%	1.48%
Solution 2030	1.29%	0.79%	N/A	1.04%	1.19%	1.49%
Solution 2035	1.33%	0.83%	N/A	1.08%	1.23%	N/A
Solution 2040	1.33%	0.83%	N/A	1.08%	1.23%	1.53%
Solution 2045	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2050	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2055	1.36%	0.86%	N/A	1.11%	1.26%	N/A
Solution 2060	1.37%	0.87%	N/A	1.12%	1.27%	1.57%
Solution 2065	1.37%	0.87%	N/A	1.12%	1.27%	1.57%

Pursuant to a side letter agreement, through May 1, 2024, the Investment Adviser has further lowered the expense limits for the following Portfolios. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side letter agreements will continue. Termination or modification of this obligation requires approval by the Board.

	Class	Class	Class	Class	Class
Portfolio(1)(2)	ADV	I	S	S2	T
Solution 2025	1.22%	0.72%	0.97%	1.12%	1.42%
Solution 2030	1.22%	0.72%	0.97%	1.12%	1.42%
Solution 2035	1.23%	0.73%	0.98%	1.13%	N/A
Solution 2040	1.23%	0.73%	0.98%	1.13%	1.43%
Solution 2045	1.25%	0.75%	1.00%	1.15%	1.45%
Solution 2050	1.26%	0.76%	1.01%	1.16%	1.46%
Solution 2055	1.28%	0.78%	1.03%	1.18%	N/A
Solution 2060	1.28%	0.78%	1.03%	1.18%	1.48%
Solution 2065	1.28%	0.78%	1.03%	1.18%	1.48%

(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.
(2)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2024	2025	2026	Total
Solution Aggressive	$4,182	$—	$—	$4,182
Solution Balanced	90	—	—	90
Solution Conservative	29,745	22,615	24,020	76,380
Solution Income	270,803	125,402	13,788	409,993
Solution Moderately Conservative	34,837	9,633	10,173	54,643

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2023, are as follows:

	December 31,
	2024	2025	2026	Total
Solution Aggressive
Class ADV	$4,275	$3,353	$4,245	$11,873
Class I	394	788	1,509	2,691
Class S	4,422	2,919	2,401	9,742
Class S2	1,596	1,286	2,189	5,071
Solution Balanced
Class ADV	$5,606	$—	$—	$5,606
Class I	1,884	—	—	1,884
Class S	12,465	—	—	12,465
Class S2	862	—	—	862
Solution Conservative
Class ADV	$3,101	$2,969	$2,462	$8,532
Class I	407	225	350	982
Class R6	—	—	175	175
Class S	1,770	1,597	1,480	4,847
Class S2	986	929	654	2,569
Solution Income
Class ADV	$—	$—	$46,173	$46,173
Class I	—	—	10,636	10,636
Class S	—	—	31,644	31,644
Class S2	—	—	1,472	1,472
Class T	—	—	30	30
Solution Moderately Conservative
Class ADV	$5,600	$4,095	$3,840	$13,535
Class I	71	162	190	423
Class R6	—	—	23	23
Class S	18,389	13,401	13,827	45,617
Class S2	4,497	2,989	1,903	9,389

62

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

The Expense Limitation Agreement is contractual through May 1, 2024 and shall renew automatically for one-year

NOTE 8 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

terms. Termination or modification of this obligation requires approval by the Board.

generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2023 as follows:

			Approximate
		Approximate	Weighted
		Average	Average
		Daily Balance	Interest Rate
	Days	For Days	For Days
Portfolio	Utilized	Utilized	Utilized
Solution Income	1	$ 1,845,000	5.83%
Solution Moderately Aggressive	4	2,732,750	5.97
Solution 2025	1	3,637,000	5.83
Solution 2035	4	1,255,500	5.74
Solution 2045	4	1,560,750	6.05
Solution 2055	3	673,000	6.08

						Net
						increase		Proceeds
						(decrease)		from
		Shares	Reinvestment			in		shares	Reinvestment
	Shares	issued in	of	Shares	Shares	shares	Shares	issued in	of	Shares	Shares	Net increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	merger	distributions	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Solution Aggressive
Class ADV
12/31/2023	61,776	—	17,068	(121,649)	—	(42,805)	725,019	—	200,039	(1,415,330)	—	(490,272)
12/31/2022	102,607	—	57,100	(105,878)	—	53,829	1,410,157	—	668,637	(1,363,041)	—	715,753
Class I
12/31/2023	34,410	—	7,139	(19,354)	—	22,195	436,817	—	86,455	(233,852)	—	289,420
12/31/2022	54,346	—	14,131	(12,030)	—	56,447	778,047	—	170,848	(151,086)	—	797,809
Class R6
12/31/2023	399,568	—	130,778	(259,854)	—	270,492	4,835,782	—	1,585,031	(3,158,078)	—	3,262,735
12/31/2022	469,429	—	292,332	(226,701)	—	535,060	6,440,043	—	3,534,289	(2,844,580)	—	7,129,752
Class S
12/31/2023	35,699	—	9,371	(146,292)	—	(101,222)	427,683	—	111,986	(1,709,065)	—	(1,169,396)
12/31/2022	34,373	—	51,073	(118,364)	—	(32,918)	459,290	—	608,278	(1,380,219)	—	(312,651)
Class S2
12/31/2023	45,490	—	9,789	(28,668)	—	26,611	522,416	—	113,552	(331,948)	—	304,020
12/31/2022	46,768	—	22,673	(32,572)	—	36,869	689,788	—	263,461	(425,044)	—	528,205
Solution Balanced
Class ADV
12/31/2023	94,461	—	108,047	(248,116)	—	(45,608)	776,339	—	852,489	(2,062,351)	—	(433,523)
12/31/2022	117,846	—	177,859	(121,217)	—	174,488	1,111,175	—	1,517,139	(1,043,646)	—	1,584,668
Class I
12/31/2023	35,317	—	48,589	(76,704)	—	7,202	306,271	—	404,261	(663,141)	—	47,391

63

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 9 — CAPITAL SHARES (continued)

						Net
						increase		Proceeds
						(decrease)		from
		Shares	Reinvestment			in		shares	Reinvestment
	Shares	issued in	of	Shares	Shares	shares	Shares	issued in	of	Shares	Shares	Net increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	merger	distributions	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Solution Balanced (continued)
Class I
12/31/2022	152,286	—	73,828	(80,158)	—	145,956	1,542,535	—	660,757	(752,225)	—	1,451,067
Class R6
12/31/2023	397,843	—	249,880	(530,977)	—	116,746	3,440,886	—	2,079,000	(4,597,073)	—	922,813
12/31/2022	262,034	—	356,601	(268,690)	—	349,945	2,544,520	—	3,191,581	(2,648,728)	—	3,087,373
Class S
12/31/2023	198,142	—	185,387	(553,427)	—	(169,898)	1,653,186	—	1,486,807	(4,594,337)	—	(1,454,344)
12/31/2022	140,208	—	336,758	(684,193)	—	(207,227)	1,361,650	—	2,916,323	(6,321,147)	—	(2,043,174)
Class S2
12/31/2023	10,179	—	13,104	(23,778)	—	(495)	85,246	—	104,960	(203,660)	—	(13,454)
12/31/2022	31,278	—	18,842	(49,365)	—	755	287,348	—	162,982	(512,764)	—	(62,434)
Solution Conservative
Class ADV
12/31/2023	46,836	—	12,957	(141,501)	—	(81,708)	439,956	—	118,557	(1,327,887)	—	(769,374)
12/31/2022	105,136	—	41,759	(115,084)	—	31,811	1,161,086	—	404,642	(1,249,270)	—	316,458
Class I
12/31/2023	13,213	—	2,114	(13,994)	—	1,333	126,105	—	19,487	(132,134)	—	13,458
12/31/2022	37,713	—	1,233	(69,947)	—	(31,001)	352,146	—	12,040	(800,291)	—	(436,105)
Class R6
12/31/2023	353,557	—	43,423	(887,822)	—	(490,842)	3,396,005	—	399,928	(8,392,193)	—	(4,596,260)
12/31/2022	306,820	—	100,939	(212,682)	—	195,077	3,146,316	—	985,167	(2,225,107)	—	1,906,376
Class S
12/31/2023	35,637	—	8,731	(65,599)	—	(21,231)	336,508	—	80,147	(620,683)	—	(204,028)
12/31/2022	56,946	—	21,995	(69,288)	—	9,653	557,961	—	214,009	(691,000)	—	80,970
Class S2
12/31/2023	6,406	—	2,879	(75,966)	—	(66,681)	59,368	—	26,086	(713,059)	—	(627,605)
12/31/2022	36,712	—	12,888	(17,557)	—	32,043	357,395	—	123,465	(190,910)	—	289,950
Solution Income
Class ADV
12/31/2023	418,522	—	391,239	(2,133,441)	—	(1,323,680)	3,998,557	—	3,685,467	(20,389,121)	—	(12,705,097)
12/31/2022	247,438	—	1,655,015	(2,110,587)	—	(208,134)	2,710,807	—	16,285,351	(22,572,300)	—	(3,576,142)
Class I
12/31/2023	154,500	—	97,591	(1,296,804)	—	(1,044,713)	1,533,977	—	945,654	(12,713,802)	—	(10,234,171)
12/31/2022	222,115	—	458,446	(769,422)	—	(88,861)	2,497,117	—	4,639,474	(8,486,794)	—	(1,350,203)
Class S
12/31/2023	231,645	—	274,005	(1,703,490)	—	(1,197,840)	2,270,151	—	2,633,189	(16,634,137)	—	(11,730,797)
12/31/2022	353,718	—	1,122,068	(1,127,238)	—	348,548	3,955,084	—	11,265,563	(12,120,844)	—	3,099,803
Class S2
12/31/2023	17,293	—	13,323	(65,794)	—	(35,178)	163,776	—	124,036	(613,703)	—	(325,891)
12/31/2022	25,453	—	51,313	(168,446)	—	(91,680)	280,537	—	499,785	(1,881,244)	—	(1,100,922)
Class T
12/31/2023	114	—	185	—	—	299	1,200	—	1,930	—	—	3,130
12/31/2022	170	—	1,202	(3,667)	—	(2,295)	2,119	—	13,056	(39,955)	—	(24,780)
Solution Moderately Aggressive
Class ADV
12/31/2023	180,381	—	173,054	(389,966)	—	(36,531)	1,904,637	—	1,778,994	(4,139,110)	—	(455,479)
12/31/2022	192,384	—	368,873	(297,254)	—	264,003	2,383,363	—	3,961,692	(3,314,369)	—	3,030,686
Class I
12/31/2023	73,478	—	42,438	(38,451)	—	77,465	781,702	—	448,994	(419,214)	—	811,482
12/31/2022	98,611	—	67,988	(56,276)	—	110,323	1,112,918	—	749,224	(715,867)	—	1,146,275
Class R6
12/31/2023	466,594	—	244,660	(411,827)	—	299,427	4,997,644	—	2,586,052	(4,483,310)	—	3,100,386
12/31/2022	485,853	—	441,036	(326,002)	—	600,887	5,864,773	—	4,855,809	(3,637,537)	—	7,083,045
Class S
12/31/2023	421,208	—	3,471,188	(5,733,053)	—	(1,840,657)	4,504,799	—	36,169,779	(61,101,412)	—	(20,426,834)
12/31/2022	124,566	—	6,983,978	(5,413,025)	—	1,695,519	1,481,913	—	75,915,836	(65,913,365)	—	11,484,384
Class S2
12/31/2023	23,497	—	9,953	(12,075)	—	21,375	251,800	—	104,004	(128,119)	—	227,685
12/31/2022	25,576	—	17,313	(67,465)	—	(24,576)	312,079	—	188,708	(860,481)	—	(359,694)
Solution Moderately Conservative
Class ADV
12/31/2023	30,938	—	27,273	(312,163)	—	(253,952)	260,289	—	223,370	(2,632,843)	—	(2,149,184)

64

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 9 — CAPITAL SHARES (continued)

						Net
						increase		Proceeds
						(decrease)		from
		Shares	Reinvestment			in		shares	Reinvestment
	Shares	issued in	of	Shares	Shares	shares	Shares	issued in	of	Shares	Shares	Net increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	merger	distributions	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Solution Moderately Conservative (continued)
Class ADV
12/31/2022	109,430	—	94,858	(72,162)	—	132,126	1,053,272	—	825,261	(681,120)	—	1,197,413
Class I
12/31/2023	15,092	—	1,276	(6,324)	—	10,044	127,398	—	11,003	(56,089)	—	82,312
12/31/2022	5,118	—	3,090	(17,161)	—	(8,953)	53,288	—	28,239	(193,344)	—	(111,817)
Class R6
12/31/2023	230,164	—	78,787	(264,248)	—	44,703	2,058,433	—	679,142	(2,325,663)	—	411,912
12/31/2022	416,500	—	162,372	(252,811)	—	326,061	4,352,664	—	1,484,083	(2,593,498)	—	3,243,249
Class S
12/31/2023	169,265	—	110,796	(418,839)	—	(138,778)	1,447,025	—	927,362	(3,572,995)	—	(1,198,608)
12/31/2022	125,647	—	292,473	(444,030)	—	(25,910)	1,235,185	—	2,600,087	(4,252,610)	—	(417,338)
Class S2
12/31/2023	13,442	—	9,080	(321,987)	—	(299,465)	113,177	—	74,909	(2,766,190)	—	(2,578,104)
12/31/2022	16,956	—	67,146	(35,138)	—	48,964	163,600	—	585,512	(368,329)	—	380,783
Solution 2025
Class ADV
12/31/2023	979,122	—	833,218	(3,697,291)	—	(1,884,951)	8,473,663	—	7,140,676	(32,043,126)	—	(16,428,787)
12/31/2022	930,052	—	4,062,994	(3,285,316)	—	1,707,730	9,684,577	—	35,835,604	(33,235,057)	—	12,285,124
Class I
12/31/2023	423,734	—	181,388	(2,547,540)	—	(1,942,418)	3,804,032	—	1,617,979	(22,964,760)	—	(17,542,749)
12/31/2022	531,432	—	1,122,413	(874,019)	—	779,826	5,601,756	—	10,292,530	(9,164,423)	—	6,729,863
Class S
12/31/2023	904,867	—	1,160,032	(4,370,015)	—	(2,305,116)	8,044,711	—	10,161,877	(38,677,936)	—	(20,471,348)
12/31/2022	1,011,919	—	5,312,075	(2,870,205)	—	3,453,789	10,144,070	—	47,861,792	(29,257,206)	—	28,748,656
Class S2
12/31/2023	62,233	—	37,184	(171,281)	—	(71,864)	528,683	—	312,719	(1,449,537)	—	(608,135)
12/31/2022	62,789	—	190,355	(290,113)	—	(36,969)	624,733	—	1,648,478	(2,883,867)	—	(610,656)
Class T
12/31/2023	—	—	1,129	(1,131)	—	(2)	—	—	10,507	(10,620)	—	(113)
12/31/2022	62	—	6,030	(4,695)	—	1,397	764	—	57,591	(45,813)	—	12,542
Solution 2030
Class ADV
12/31/2023	450,018	—	74,204	(511,608)	—	12,614	5,692,229	—	929,774	(6,435,999)	—	186,004
12/31/2022	329,277	—	326,281	(308,952)	—	346,606	4,910,465	—	4,143,769	(4,663,684)	—	4,390,550
Class I
12/31/2023	273,578	—	27,795	(335,622)	—	(34,249)	3,577,144	—	363,281	(4,352,159)	—	(411,734)
12/31/2022	175,162	—	167,817	(197,446)	—	145,533	2,572,721	—	2,220,217	(2,584,018)	—	2,208,920
Class S
12/31/2023	422,468	—	57,806	(478,494)	—	1,780	5,503,178	—	748,014	(6,189,660)	—	61,532
12/31/2022	354,289	—	243,075	(205,616)	—	391,748	5,345,926	—	3,184,277	(3,125,336)	—	5,404,867
Class S2
12/31/2023	28,200	—	2,403	(10,207)	—	20,396	366,562	—	30,615	(126,534)	—	270,643
12/31/2022	18,810	—	9,685	(60,351)	—	(31,856)	281,975	—	124,937	(991,423)	—	(584,511)
Class T
12/31/2023	—	—	—	—	—	—	—	—	—	—	—	—
12/31/2022	203	—	696	(3,689)	—	(2,790)	3,382	—	8,820	(46,912)	—	(34,710)
Solution 2035
Class ADV
12/31/2023	1,154,386	—	1,242,685	(2,815,655)	—	(418,584)	10,355,479	—	10,972,912	(25,218,271)	—	(3,889,880)
12/31/2022	880,987	—	3,925,475	(2,357,700)	—	2,448,762	8,916,619	—	35,407,781	(24,829,275)	—	19,495,125
Class I
12/31/2023	792,311	—	368,082	(2,878,634)	—	(1,718,241)	7,397,266	—	3,390,034	(26,946,718)	—	(16,159,418)
12/31/2022	645,835	—	1,459,285	(543,528)	—	1,561,592	6,786,206	—	13,702,686	(5,728,964)	—	14,759,928
Class S
12/31/2023	1,806,474	—	2,309,180	(2,920,939)	—	1,194,715	16,612,102	—	20,874,983	(26,798,134)	—	10,688,951
12/31/2022	1,588,141	—	6,822,453	(1,914,341)	—	6,496,253	16,454,174	—	62,903,021	(20,213,699)	—	59,143,496
Class S2
12/31/2023	88,084	—	82,088	(138,656)	—	31,516	757,923	—	696,924	(1,179,956)	—	274,891
12/31/2022	86,403	—	240,986	(253,411)	—	73,978	863,417	—	2,096,580	(2,776,254)	—	183,743
ClassT(1)
12/31/2023	—	—	—	—	—	—	—	—	—	—	—	—
12/31/2022	1	—	317	(1,990)	—	(1,672)	10	—	3,120	(19,916)	—	(16,786)

65

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 9 — CAPITAL SHARES (continued)

						Net
						increase		Proceeds
						(decrease)		from
		Shares	Reinvestment			in		shares	Reinvestment
	Shares	issued in	of	Shares	Shares	shares	Shares	issued in	of	Shares	Shares	Net increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	merger	distributions	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Solution 2040
Class ADV
12/31/2023	284,486	—	65,444	(363,126)	—	(13,196)	3,713,936	—	856,659	(4,764,785)	—	(194,190)
12/31/2022	268,004	—	236,046	(229,585)	—	274,465	4,033,607	—	3,094,561	(3,977,088)	—	3,151,080
Class I
12/31/2023	143,973	—	30,501	(526,368)	—	(351,894)	1,969,066	—	417,256	(7,185,943)	—	(4,799,621)
12/31/2022	234,772	—	167,040	(108,094)	—	293,718	4,038,534	—	2,285,111	(1,716,036)	—	4,607,609
Class S
12/31/2023	348,465	—	65,560	(346,438)	—	67,587	4,704,646	—	884,407	(4,624,098)	—	964,955
12/31/2022	266,993	—	207,313	(88,844)	—	385,462	4,010,610	—	2,796,647	(1,311,748)	—	5,495,509
Class S2
12/31/2023	26,175	—	8,097	(46,289)	—	(12,017)	342,338	—	106,398	(628,602)	—	(179,866)
12/31/2022	34,455	—	27,827	(36,771)	—	25,511	536,157	—	366,210	(610,396)	—	291,971
Class T
12/31/2023	—	—	—	—	—	—	—	—	—	—	—	—
12/31/2022	—	—	93	(445)	—	(352)	—	—	1,225	(5,892)	—	(4,667)
Solution 2045
Class ADV
12/31/2023	938,889	—	1,165,676	(2,618,193)	—	(513,628)	8,217,713	—	10,024,810	(22,968,709)	—	(4,726,186)
12/31/2022	912,227	—	3,235,589	(1,795,592)	—	2,352,224	9,022,982	—	28,246,695	(18,599,146)	—	18,670,531
Class I
12/31/2023	528,789	—	377,451	(2,649,632)	—	(1,743,392)	4,864,603	—	3,419,709	(24,392,346)	—	(16,108,034)
12/31/2022	638,099	—	1,336,661	(501,543)	—	1,473,217	6,705,577	—	12,243,814	(5,149,381)	—	13,800,010
Class S
12/31/2023	1,537,634	—	2,371,981	(2,621,317)	—	1,288,298	13,725,811	—	20,873,431	(23,308,140)	—	11,291,102
12/31/2022	1,614,377	—	6,088,241	(1,119,911)	—	6,582,707	16,939,333	—	54,307,105	(11,313,750)	—	59,932,688
Class S2
12/31/2023	84,733	—	62,029	(115,223)	—	31,539	723,044	—	522,908	(998,785)	—	247,167
12/31/2022	77,102	—	160,405	(347,277)	—	(109,770)	798,167	—	1,374,674	(3,990,360)	—	(1,817,519)
Class T
12/31/2023	38	—	460	(12)	—	486	354	—	4,302	(114)	—	4,542
12/31/2022	168	—	3,264	(9,940)	—	(6,508)	2,129	—	30,620	(94,118)	—	(61,369)
Solution 2050
Class ADV
12/31/2023	228,691	—	60,262	(300,963)	—	(12,010)	3,087,771	—	811,733	(4,043,990)	—	(144,486)
12/31/2022	180,541	—	225,150	(133,784)	—	271,907	2,703,855	—	2,999,006	(2,208,060)	—	3,494,801
Class I
12/31/2023	157,697	—	24,603	(438,391)	—	(256,091)	2,218,819	—	348,867	(6,226,216)	—	(3,658,530)
12/31/2022	173,124	—	151,604	(99,280)	—	225,448	2,768,411	—	2,120,940	(1,557,791)	—	3,331,560
Class S
12/31/2023	333,983	—	51,754	(254,730)	—	131,007	4,647,030	—	720,411	(3,540,498)	—	1,826,943
12/31/2022	266,219	—	162,626	(77,969)	—	350,876	4,102,973	—	2,232,853	(1,229,292)	—	5,106,534
Class S2
12/31/2023	17,400	—	3,566	(1,795)	—	19,171	237,006	—	48,640	(24,788)	—	260,858
12/31/2022	14,823	—	10,301	(27,427)	—	(2,303)	236,890	—	138,857	(484,997)	—	(109,250)
Class T
12/31/2023	—	—	—	—	—	—	—	—	—	—	—	—
12/31/2022	—	—	95	(417)	—	(322)	—	—	1,280	(5,661)	—	(4,381)
Solution 2055
Class ADV
12/31/2023	676,034	—	242,429	(1,053,400)	—	(134,937)	6,853,493	—	2,477,627	(10,660,280)	—	(1,329,160)
12/31/2022	617,543	—	1,047,325	(649,112)	—	1,015,756	6,865,854	—	10,473,247	(7,871,214)	—	9,467,887
Class I
12/31/2023	342,590	—	98,821	(1,121,232)	—	(679,821)	3,635,127	—	1,058,375	(11,824,303)	—	(7,130,801)
12/31/2022	433,638	—	521,632	(197,458)	—	757,812	5,155,947	—	5,456,273	(2,390,532)	—	8,221,688
Class S
12/31/2023	834,087	—	408,247	(1,195,976)	—	46,358	8,587,306	—	4,229,438	(12,302,600)	—	514,144
12/31/2022	876,908	—	1,673,207	(231,703)	—	2,318,412	9,957,044	—	16,966,319	(2,730,157)	—	24,193,206
Class S2
12/31/2023	68,910	—	15,531	(92,411)	—	(7,970)	702,469	—	160,283	(935,589)	—	(72,837)
12/31/2022	81,662	—	66,547	(179,255)	—	(31,046)	993,242	—	671,464	(2,406,422)	—	(741,716)
Class T(1)
12/31/2023	—	—	—	—	—	—	—	—	—	—	—	—

66

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 9 — CAPITAL SHARES (continued)

						Net
						increase		Proceeds
						(decrease)		from
		Shares	Reinvestment			in		shares	Reinvestment
	Shares	issued in	of	Shares	Shares	shares	Shares	issued in	of	Shares	Shares	Net increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	merger	distributions	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Solution 2055 (continued)
Class T(1)
12/31/2022	1	—	397	(1,903)	—	(1,505)	11	—	4,152	(19,977)	—	(15,814)
Solution 2060
Class ADV
12/31/2023	262,446	—	49,681	(315,700)	—	(3,573)	2,604,088	—	498,798	(3,140,548)	—	(37,662)
12/31/2022	245,375	—	215,593	(147,630)	—	313,338	2,734,638	—	2,117,124	(1,675,361)	—	3,176,401
Class I
12/31/2023	221,276	—	27,187	(388,078)	—	(139,615)	2,265,128	—	280,300	(3,947,279)	—	(1,401,851)
12/31/2022	205,948	—	145,354	(68,877)	—	282,425	2,344,862	—	1,463,715	(814,956)	—	2,993,621
Class S
12/31/2023	300,419	—	48,377	(272,730)	—	76,066	3,010,126	—	487,642	(2,744,767)	—	753,001
12/31/2022	257,461	—	179,379	(74,495)	—	362,345	2,803,389	—	1,768,677	(880,663)	—	3,691,403
Class S2
12/31/2023	35,554	—	3,965	(28,996)	—	10,523	352,796	—	39,846	(280,696)	—	111,946
12/31/2022	31,360	—	16,739	(52,035)	—	(3,936)	362,329	—	164,547	(655,274)	—	(128,398)
Class T
12/31/2023	—	—	24	—	—	24	—	—	239	—	—	239
12/31/2022	—	—	108	—	—	108	—	—	1,062	—	—	1,062
Solution 2065
Class ADV
12/31/2023	169,386	—	185	(55,251)	—	114,320	1,674,235	—	1,985	(540,504)	—	1,135,716
12/31/2022	109,574	—	14,680	(33,192)	—	91,062	1,111,961	—	135,293	(340,005)	—	907,249
Class I
12/31/2023	124,144	—	12,858	(85,105)	—	51,897	1,220,820	—	133,338	(810,449)	—	543,709
12/31/2022	116,490	—	17,896	(13,905)	—	120,481	1,177,964	—	165,109	(140,636)	—	1,202,437
Class S
12/31/2023	283,104	—	6,440	(51,080)	—	238,464	2,768,951	—	68,650	(501,022)	—	2,336,579
12/31/2022	212,193	—	27,300	(27,274)	—	212,219	2,112,687	—	251,152	(273,061)	—	2,090,778
Class S2
12/31/2023	7,362	—	12	(955)	—	6,419	72,247	—	126	(9,180)	—	63,193
12/31/2022	12,290	—	1,013	(7,826)	—	5,477	132,024	—	9,345	(83,470)	—	57,899
Class T
12/31/2023	—	—	—	—	—	—	—	—	—	—	—	—
12/31/2022	—	—	25	—	—	25	—	—	232	—	—	232

(1)	Class T was fully redeemed on August 5, 2022.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

67

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Ordinary	Long-term	Ordinary	Long-term
	Income	Capital Gains	Income	Capital Gains
Solution Aggressive	$778,810	$1,318,253	$1,707,659	$3,537,854
Solution Balanced	1,917,897	3,009,620	3,421,744	5,027,038
Solution Conservative	448,973	195,232	984,362	754,961
Solution Income	5,571,811	1,818,555	14,498,810	18,204,860
Solution Moderately Aggressive	15,229,278	25,858,545	24,092,582	61,578,687
Solution Moderately Conservative	999,851	915,935	2,769,129	2,754,053
Solution 2025	11,598,031	7,645,727	35,127,802	60,568,193
Solution 2030	1,286,006	785,743	3,473,710	6,209,208
Solution 2035	18,417,405	17,517,448	37,722,235	76,390,953
Solution 2040	1,293,092	971,836	2,937,353	5,607,460
Solution 2045	13,848,900	20,996,260	32,695,095	63,507,813
Solution 2050	996,045	933,824	2,443,657	5,050,490
Solution 2055	4,495,214	3,430,509	12,598,299	20,973,156
Solution 2060	731,268	575,557	1,897,650	3,617,475
Solution 2065	185,000	19,098	222,177	338,954

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2023 were:

68

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

	Undistributed	Undistributed	Unrealized			Total
	Ordinary	Long-term	Appreciation/	Capital Loss Carryforwards		Distributable
	Income	Capital Gains	(Depreciation)	Amount	Character	Earnings/(Loss)
Solution Aggressive	$409,023	$537,735	$(1,135,444)	$—	-	$(188,686)
Solution Balanced	882,715	—	(3,538,639)	(408,402)	Short-term	(3,559,230)
				(494,904)	Long-term

				$(903,306)
Solution Conservative	393,352	—	(907,025)	(21,036)	Short-term	(1,696,552)
				(1,161,843)	Long-term

				$(1,182,879)
Solution Income	4,533,078	—	(14,941,757)	(8,003,117)	Long-term	(18,411,796)
Solution Moderately Aggressive	7,452,077	3,376,868	(13,148,323)	—	-	(2,319,378)
Solution Moderately Conservative	754,890	—	(3,096,256)	(148,887)	Short-term	(3,434,033)
				(943,780)	Long-term

				$(1,092,667)
Solution 2025	8,986,235	—	(31,113,132)	(393,302)	Short-term	(34,753,483)
				(12,233,284)	Long-term

				$(12,626,586)
Solution 2030	951,473	—	(3,080,962)	(122,096)	Short-term	(3,117,585)
				(866,000)	Long-term

				$(988,096)
Solution 2035	9,509,201	—	(21,644,121)	(554,472)	Short-term	(12,689,392)
Solution 2040	590,963	—	(1,280,871)	(380,987)	Short-term	(1,673,009)
				(602,114)	Long-term

				$(983,101)
Solution 2045	6,230,957	—	(13,628,720)	(1,561,291)	Short-term	(8,959,054)
Solution 2050	454,133	—	(643,715)	(129,959)	Short-term	(547,174)
				(227,633)	Long-term

				$(357,592)
Solution 2055	1,973,417	369,030	(3,192,420)	—	-	(849,973)
Solution 2060	362,733	156,351	(915,148)	—	-	(396,064)
Solution 2065	—	224,247	(32,812)	—	-	191,435

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2023, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies

69

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal)

NOTE 12 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or

Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

NOTE 13 — SUBSEQUENT EVENTS

Reorganization: On January 10, 2024, the Board approved a proposal to reorganize Solution Moderately Conservative (the “Merging Portfolio”) with and into Solution Conservative (the “Reorganization”) on or about the close of business July 12, 2024.

Reorganization: On January 10, 2024, the Board approved a proposal to reorganize Voya Strategic Allocation Conservative Portfolio (the “Merging Portfolio”), which is not included in this report, with and into Solution Conservative (the “Reorganization”) on or about the close of business July 12, 2024.

Reorganization: On January 10, 2024, the Board approved a proposal to reorganize Voya Strategic Allocation Growth Portfolio (the “Merging Portfolio”), which is not included in this report, with and into Solution Aggressive (the “Reorganization”) on or about the close of business July 12, 2024.

Reorganization: On January 10, 2024, the Board approved

70

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 13 — SUBSEQUENT EVENTS (continued)

a proposal to reorganize Voya Strategic Allocation Moderate Portfolio (the “Merging Portfolio”), which is not included in this report, with and into Solution Balanced (the “Reorganization”). The proposed Reorganization is scheduled to be voted on by the shareholders of the Merging Portfolio at a shareholder meeting held on or about June 27, 2024. If shareholder approval is obtained, the Reorganization will take place on or about the close of business July 12, 2024.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

71

Voya Solution Aggressive Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.9%
13,868	Vanguard FTSE Developed Markets ETF	$664,277	1.9
	Total Exchange-Traded Funds
	(Cost $522,386)	664,277	1.9
MUTUAL FUNDS: 98.0%
	Affiliated Investment Companies: 98.0%
268,742	Voya Intermediate Bond Fund - Class R6	2,362,242	6.8
211,955	Voya Large Cap Value Portfolio - Class R6	1,220,858	3.5
106,691	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,031,706	3.0
163,387	Voya Multi-Manager International Equity Fund - Class I	1,625,698	4.7
181,344	Voya Multi-Manager International Factors Fund - Class I	1,650,228	4.8
216,423	Voya Multi-Manager Mid Cap Value Fund- Class I	2,053,857	5.9
30,752	Voya Russell Large Cap Growth Index- Class I	1,956,166	5.6
26,696 (1)	Voya Small Cap Growth Fund - Class R6	1,058,783	3.1
94,652	Voya Small Company Fund - Class R6	1,421,673	4.1
703,306	Voya U.S. Stock Index Portfolio - Class I	12,518,853	36.1
51,883	VY® Invesco Comstock Portfolio - Class I	1,046,486	3.0
98,581	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,573,954	7.4
198,059	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	2,053,869	5.9
16,614	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,414,024	4.1
	Total Mutual Funds (Cost $32,421,994)	33,988,397	98.0
	Total Long-Term Investments
	(Cost $32,944,380)	34,652,674	99.9
	Total Investments in Securities
	(Cost $32,944,380)	$34,652,674	99.9
	Assets in Excess of Other Liabilities	17,581	0.1
	Net Assets	$34,670,255	100.0
(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

72

Voya Solution Aggressive Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$664,277	$—	$—	$664,277
Mutual Funds	33,988,397	—	—	33,988,397
Total Investments, at fair value	$34,652,674	$—	$—	$34,652,674

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund -Class R6	$1,001,294	$1,691,655	$(396,629)	$65,922	$2,362,242	$76,854	$(21,911)	$—
Voya Large Cap Value Portfolio -Class R6	573,823	716,353	(402,079)	332,761	1,220,858	20,943	(236,203)	13,088
Voya Multi-Manager Emerging Markets Equity Fund - Class I	885,329	569,128	(612,911)	190,160	1,031,706	20,394	(76,060)	—
Voya Multi-Manager International Equity Fund - Class I	1,170,952	655,161	(419,669)	219,254	1,625,698	28,897	(64,393)	—
Voya Multi-Manager International Factors Fund - Class I	1,174,465	708,435	(415,626)	182,954	1,650,228	64,432	(27,971)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	1,569,736	657,572	(303,852)	130,401	2,053,857	20,138	31,863	—
Voya Russell Large Cap Growth Index - Class I	—	1,827,139	(283,061)	412,088	1,956,166	8,655	49,679	81,146
Voya Short Term Bond Fund -Class R6	147,448	462	(150,855)	2,945	—	146	(2,190)	—
Voya Small Cap Growth Fund -Class R6	851,511	245,579	(214,829)	176,522	1,058,783	—	525	—
Voya Small Company Fund - Class R6	1,152,759	362,690	(311,461)	217,685	1,421,673	5,995	(8,196)	—
Voya U.S. Stock Index Portfolio -Class I	11,088,597	4,043,012	(4,828,047)	2,215,291	12,518,853	180,984	(809,815)	1,047,401
VY® Invesco Comstock Portfolio -Class I	1,293,866	393,970	(586,540)	(54,810)	1,046,486	20,180	29,159	123,157
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,445,746	1,461,081	(448,382)	115,509	2,573,954	56,362	(47,026)	230,425
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	1,558,425	531,890	(611,219)	574,773	2,053,869	39	(232,161)	2,664
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,367,928	384,315	(1,263,528)	925,309	1,414,024	—	(429,209)	19,988
	$25,281,879	$14,248,442	$(11,248,688)	$5,706,764	$33,988,397	$504,019	$(1,843,909)	$1,517,869

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

73

Voya Solution Aggressive Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $35,788,118.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,068,184
Gross Unrealized Depreciation	(3,203,628)
Net Unrealized Depreciation	$(1,135,444)

See Accompanying Notes to Financial Statements

74

Voya Solution Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.9%
15,851	Vanguard Long-Term Treasury ETF	$975,312	1.9
	Total Exchange-Traded Funds
	(Cost $995,155)	975,312	1.9
MUTUAL FUNDS: 98.1%
	Affiliated Investment Companies: 98.1%
1,037,751	Voya Intermediate Bond Fund - Class R6	9,121,832	18.1
310,987	Voya Large Cap Value Portfolio - Class R6	1,791,287	3.6
301,121 (1)	Voya MidCap Opportunities Portfolio - Class R6	1,529,697	3.0
156,517	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,513,517	3.0
137,957	Voya Multi-Manager International Equity Fund - Class I	1,372,671	2.7
153,184	Voya Multi-Manager International Factors Fund - Class I	1,393,975	2.8
158,664	Voya Multi-Manager Mid Cap Value Fund - Class I	1,505,724	3.0
32,800	Voya Russell Large Cap Growth Index - Class I	2,086,397	4.1
417,736	Voya Short Term Bond Fund - Class R6	3,897,473	7.8
13,056 (1)	Voya Small Cap Growth Fund - Class R6	517,801	1.0
70,038	Voya Small Company Fund - Class R6	1,051,968	2.1
644,668	Voya U.S. Stock Index Portfolio - Class I	11,475,083	22.8
381,640	VY® BrandywineGLOBAL - Bond Portfolio - Class I	3,659,929	7.3
88,875	VY® Invesco Comstock Portfolio - Class I	1,792,611	3.6
193,575	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	5,054,240	10.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
18,283	VY® T. Rowe Price Growth Equity Portfolio - Class I	$1,556,075	3.1
	Total Mutual Funds (Cost $48,625,059)	49,320,280	98.1
	Total Long-Term Investments
	(Cost $49,620,214)	50,295,592	100.0
	Total Investments in Securities
	(Cost $49,620,214)	$50,295,592	100.0
	Liabilities in Excess of Other Assets	(18,398)	0.0
	Net Assets	$50,277,194	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

75

Voya Solution Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$975,312	$—	$—	$975,312
Mutual Funds	49,320,280	—	—	49,320,280
Total Investments, at fair value	$50,295,592	$—	$—	$50,295,592

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund -Class R6	$8,654,261	$2,562,023	$(2,829,381)	$734,929	$9,121,832	$359,079	$(485,570)	$21
Voya Large Cap Value Portfolio -Class R6	1,704,510	284,204	(976,540)	779,113	1,791,287	30,717	(607,308)	20,467
Voya MidCap Opportunities Portfolio - Class R6	1,190,488	452,018	(871,339)	758,530	1,529,697	—	(456,880)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,000,544	692,770	(425,352)	245,555	1,513,517	29,763	(98,375)	—
Voya Multi-Manager International Equity Fund - Class I	753,875	786,321	(326,935)	159,410	1,372,671	24,215	(49,125)	—
Voya Multi-Manager International Factors Fund - Class I	757,334	791,638	(326,176)	171,179	1,393,975	54,022	(61,459)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	1,211,046	487,244	(344,018)	151,452	1,505,724	14,688	(25,136)	—
Voya Russell Large Cap Growth Index - Class I	—	2,119,765	(430,950)	397,582	2,086,397	10,323	75,959	96,787
Voya Short Term Bond Fund -Class R6	3,257,996	2,163,628	(1,603,125)	78,974	3,897,473	143,634	(37,523)	—
Voya Small Cap Growth Fund -Class R6	469,443	104,597	(147,894)	91,655	517,801	—	826	—
Voya Small Company Fund - Class R6	959,652	211,621	(288,835)	169,530	1,051,968	4,413	(5,712)	—
Voya U.S. Stock Index Portfolio -Class I	12,552,350	3,379,368	(6,572,859)	2,116,224	11,475,083	166,355	(632,221)	1,023,531
VY® BrandywineGLOBAL - Bond Portfolio - Class I	3,904,490	812,297	(1,487,438)	430,580	3,659,929	81,802	(296,199)	—
VY® Invesco Comstock Portfolio -Class I	1,708,426	507,044	(387,407)	(35,452)	1,792,611	34,736	(20,217)	221,746
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	4,910,377	1,058,131	(1,282,759)	368,491	5,054,240	110,890	(110,216)	480,384
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,321,603	315,383	(2,861,610)	1,780,699	1,556,075	—	(1,076,517)	23,126
	$45,356,395	$16,728,052	$(21,162,618)	$8,398,451	$49,320,280	$1,064,637	$(3,885,673)	$1,866,062

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

76

Voya Solution Balanced Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $53,834,231.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,157,082
Gross Unrealized Depreciation	(5,695,721)
Net Unrealized Depreciation	$(3,538,639)

See Accompanying Notes to Financial Statements

77

Voya Solution Conservative Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.8%
9,428	Schwab U.S. TIPS ETF	$492,142	4.8
3,285	Vanguard Long-Term Treasury ETF	202,126	2.0
	Total Exchange-Traded Funds
	(Cost $696,890)	694,268	6.8
MUTUAL FUNDS: 93.2%
	Affiliated Investment Companies: 93.2%
68,134	Voya Global Bond Fund - Class R6	507,600	5.0
75,489	Voya High Yield Bond Fund - Class R6	521,626	5.1
262,136	Voya Intermediate Bond Fund - Class R6	2,304,174	22.7
30,856 (1)	Voya MidCap Opportunities Portfolio- Class R6	156,746	1.5
10,794	Voya Multi-Manager Emerging Markets Equity Fund - Class I	104,373	1.0
7,720	Voya Multi-Manager International Equity Fund - Class I	76,812	0.8
8,592	Voya Multi-Manager International Factors Fund - Class I	78,186	0.8
16,186	Voya Multi-Manager Mid Cap Value Fund- Class I	153,606	1.5
4,733	Voya Russell Large Cap Growth Index- Class I	301,089	3.0
236,248	Voya Short Term Bond Fund - Class R6	2,204,191	21.7
42,356	Voya U.S. High Dividend Low Volatility Fund - Class R6	435,424	4.3
11,873	Voya U.S. Stock Index Portfolio - Class I	211,344	2.1
124,998	VY® BrandywineGLOBAL - Bond Portfolio - Class I	1,198,732	11.8
40,000	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,044,387	10.3
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
1,918	VY® T. Rowe Price Growth Equity Portfolio - Class I	$163,279	1.6
	Total Mutual Funds (Cost $9,201,167)	9,461,569	93.2
	Total Long-Term Investments
	(Cost $9,898,057)	10,155,837	100.0
	Total Investments in Securities
	(Cost $9,898,057)	$10,155,837	100.0
	Liabilities in Excess of Other Assets	(3,396)	0.0
	Net Assets	$10,152,441	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

78

Voya Solution Conservative Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$694,268	$—	$—	$694,268
Mutual Funds	9,461,569	—	—	9,461,569
Total Investments, at fair value	$10,155,837	$—	$—	$10,155,837

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$804,940	$238,394	$(682,559)	$146,825	$507,600	$21,907	$(130,947)	$—
Voya High Yield Bond Fund - Class R6	797,703	245,004	(660,763)	139,682	521,626	47,003	(109,140)	—
Voya Intermediate Bond Fund -Class R6	3,492,823	1,721,951	(3,419,181)	508,581	2,304,174	130,504	(458,086)	25
Voya MidCap Opportunities Portfolio - Class R6	152,952	148,907	(200,019)	54,906	156,746	—	(16,102)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	—	391,843	(293,076)	5,606	104,373	2,054	3,594	—
Voya Multi-Manager International Equity Fund - Class I	—	136,918	(62,490)	2,384	76,812	1,356	(158)	—
Voya Multi-Manager International Factors Fund - Class I	—	138,647	(62,360)	1,899	78,186	3,032	(28)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	155,577	162,742	(208,451)	43,738	153,606	1,499	(26,619)	—
Voya Russell Large Cap Growth Index - Class I	—	647,720	(393,646)	47,015	301,089	2,139	60,276	20,056
Voya Short Term Bond Fund -Class R6	3,450,192	1,198,076	(2,603,344)	159,267	2,204,191	123,666	(129,406)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	858,115	218,859	(734,640)	93,090	435,424	16,969	(95,547)	5,177
Voya U.S. Stock Index Portfolio -Class I	321,619	432,828	(551,584)	8,481	211,344	3,132	23,367	29,370
VY® BrandywineGLOBAL - Bond Portfolio - Class I	2,423,965	864,903	(2,599,737)	509,601	1,198,732	42,255	(470,838)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,575,398	574,794	(1,393,391)	287,586	1,044,387	23,313	(219,068)	155,092
VY® T. Rowe Price Growth Equity Portfolio - Class I	210,545	102,051	(223,813)	74,496	163,279	—	11,154	3,351
	$14,243,829	$7,223,637	$(14,089,054)	$2,083,157	$9,461,569	$418,829	$(1,557,548)	$213,071

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

79

Voya Solution Conservative Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $11,062,861.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$261,811
Gross Unrealized Depreciation	(1,168,836)
Net Unrealized Depreciation	$(907,025)

See Accompanying Notes to Financial Statements

80

Voya Solution Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 14.8%
350,055	Schwab U.S. TIPS ETF	$18,272,871	9.9
106,085	Vanguard FTSE Developed Markets ETF	5,081,471	2.8
61,949	Vanguard Long-Term Treasury ETF	3,811,722	2.1
	Total Exchange-Traded Funds (Cost $26,361,596)	27,166,064	14.8
MUTUAL FUNDS: 85.2%
	Affiliated Investment Companies: 85.2%
738,134	Voya Global Bond Fund - Class R6	5,499,096	3.0
1,080,213	Voya High Yield Bond Fund - Class R6	7,464,269	4.1
4,915,640	Voya Intermediate Bond Fund - Class R6	43,208,479	23.6
381,530	Voya Multi-Manager Emerging Markets Equity Fund - Class I	3,689,397	2.0
353,907	Voya Multi-Manager International Equity Fund - Class I	3,521,372	1.9
384,787	Voya Multi-Manager International Factors Fund - Class I	3,501,566	1.9
195,099	Voya Multi-Manager Mid Cap Value Fund - Class I	1,851,490	1.0
106,108	Voya Russell Large Cap Growth Index - Class I	6,749,542	3.7
1,742,651	Voya Short Term Bond Fund - Class R6	16,258,932	8.9
129,298	Voya Small Company Fund - Class R6	1,942,052	1.0
1,074,896	Voya U.S. High Dividend Low Volatility Fund - Class R6	11,049,927	6.0
267,373	Voya U.S. Stock Index Portfolio - Class I	4,759,234	2.6
2,237,196	VY® BrandywineGLOBAL - Bond Portfolio - Class I	21,454,710	11.7
715,190	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	18,673,616	10.2
178,261	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	1,848,569	1.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
56,336	VY® T. Rowe Price Growth Equity Portfolio - Class I	$4,794,756	2.6
	Total Mutual Funds (Cost $163,882,100)	156,267,007	85.2
	Total Long-Term Investments (Cost $190,243,696)	183,433,071	100.0
	Total Investments in Securities (Cost $190,243,696)	$183,433,071	100.0
	Liabilities in Excess of Other Assets	(74,698)	0.0
	Net Assets	$183,358,373	100.0

See Accompanying Notes to Financial Statements

81

Voya Solution Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$27,166,064	$—	$—	$27,166,064
Mutual Funds	156,267,007	—	—	156,267,007
Total Investments, at fair value	$183,433,071	$—	$—	$183,433,071

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$6,301,508	$528,267	$(1,881,623)	$550,944	$5,499,096	$178,280	$(362,362)	$—
Voya High Yield Bond Fund - Class R6	4,163,256	4,786,154	(2,038,223)	553,082	7,464,269	469,607	(204,097)	—
Voya Intermediate Bond Fund - Class R6	50,768,216	10,724,952	(23,940,540)	5,655,851	43,208,479	1,827,052	(4,463,449)	115
Voya Multi-Manager Emerging Markets Equity Fund - Class I	4,211,066	2,407,018	(3,931,856)	1,003,169	3,689,397	73,204	(582,286)	—
Voya Multi-Manager International Equity Fund - Class I	4,173,620	492,960	(1,601,966)	456,758	3,521,372	61,943	8,079	—
Voya Multi-Manager International Factors Fund - Class I	4,186,466	352,174	(1,748,166)	711,092	3,501,566	138,402	(227,772)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	2,028,643	284,625	(791,629)	329,851	1,851,490	18,237	(174,490)	—
Voya Russell Large Cap Growth Index - Class I	—	10,947,545	(5,580,930)	1,382,927	6,749,542	36,907	621,156	346,035
Voya Short Term Bond Fund - Class R6	24,077,444	6,016,048	(14,988,918)	1,154,358	16,258,932	779,079	(976,597)	—
Voya Small Company Fund - Class R6	—	2,061,436	(368,629)	249,245	1,942,052	8,216	11,522	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	9,265,394	4,240,006	(3,131,002)	675,529	11,049,927	277,406	(544,202)	132,475
Voya U.S. Stock Index Portfolio - Class I	12,008,742	2,898,128	(10,805,165)	657,529	4,759,234	69,054	583,682	444,226
VY® BrandywineGLOBAL - Bond Portfolio - Class I	28,568,674	3,535,936	(12,855,108)	2,205,208	21,454,710	511,342	(1,465,165)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	20,550,288	2,728,815	(5,808,017)	1,202,530	18,673,616	410,034	(103,304)	1,876,552
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	2,013,650	190,926	(1,273,923)	917,916	1,848,569	39	(543,561)	2,684
VY® T. Rowe Price Growth Equity Portfolio - Class I	4,879,402	521,571	(3,788,712)	3,182,495	4,794,756	—	(1,296,282)	75,458
	$177,196,369	$52,716,561	$(94,534,407)	$20,888,484	$156,267,007	$4,858,802	$(9,719,128)	$2,877,545

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

82

Voya Solution Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(354,013)
Total	$(354,013)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(21,843)
Total	$(21,843)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $198,374,828.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$3,928,775
Gross Unrealized Depreciation	(18,870,532)
Net Unrealized Depreciation	$(14,941,757)

See Accompanying Notes to Financial Statements

83

Voya Solution Moderately Aggressive Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.6%
256,127	Vanguard FTSE Developed Markets ETF	$12,268,483	2.6
153,018	Vanguard Long-Term Treasury ETF	9,415,198	2.0
	Total Exchange-Traded Funds (Cost $19,301,966)	21,683,681	4.6
MUTUAL FUNDS: 95.3%
	Affiliated Investment Companies: 95.3%
5,162,135	Voya Intermediate Bond Fund - Class R6	45,375,169	9.7
3,701,699	Voya Large Cap Value Portfolio - Class R6	21,321,788	4.6
1,448,820	Voya Multi-Manager Emerging Markets Equity Fund - Class I	14,010,087	3.0
1,363,435	Voya Multi-Manager International Equity Fund - Class I	13,566,178	2.9
2,014,834	Voya Multi-Manager International Factors Fund - Class I	18,334,990	3.9
2,201,889	Voya Multi-Manager Mid Cap Value Fund - Class I	20,895,931	4.5
303,149	Voya Russell Large Cap Growth Index - Class I	19,283,280	4.1
1,451,117	Voya Short Term Bond Fund - Class R6	13,538,920	2.9
241,635 (1)	Voya Small Cap Growth Fund - Class R6	9,583,248	2.0
954,508	Voya Small Company Fund - Class R6	14,336,716	3.1
7,569,230	Voya U.S. Stock Index Portfolio - Class I	134,732,287	28.7
1,873,527	VY® BrandywineGLOBAL - Bond Portfolio - Class I	17,967,120	3.8
822,959	VY® Invesco Comstock Portfolio - Class I	16,599,083	3.5
1,791,088	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	46,765,306	10.0
2,013,122	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	20,876,076	4.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
225,149	VY® T. Rowe Price Growth Equity Portfolio - Class I	$19,162,434	4.1
	Total Mutual Funds (Cost $446,312,618)	446,348,613	95.3
	Total Long-Term Investments (Cost $465,614,584)	468,032,294	99.9
	Total Investments in Securities (Cost $465,614,584)	$468,032,294	99.9
	Assets in Excess of Other Liabilities	651,191	0.1
	Net Assets	$468,683,485	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

84

Voya Solution Moderately Aggressive Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$21,683,681	$—	$—	$21,683,681
Mutual Funds	446,348,613	—	—	446,348,613
Total Investments, at fair value	$468,032,294	$—	$—	$468,032,294

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund - Class R6	$38,551,485	$14,028,503	$(9,718,537)	$2,513,718	$45,375,169	$1,788,914	$(1,446,622)	$19
Voya Large Cap Value Portfolio - Class R6	15,663,690	6,435,068	(7,027,904)	6,250,934	21,321,788	364,746	(4,371,213)	247,627
Voya Multi-Manager Emerging Markets Equity Fund - Class I	13,836,277	5,703,538	(8,852,960)	3,323,232	14,010,087	275,309	(1,639,283)	—
Voya Multi-Manager International Equity Fund - Class I	13,743,145	1,191,418	(3,973,969)	2,605,584	13,566,178	239,658	(985,133)	—
Voya Multi-Manager International Factors Fund - Class I	18,370,715	2,047,175	(4,713,644)	2,630,744	18,334,990	711,713	(389,704)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	17,807,271	4,261,733	(3,097,725)	1,924,652	20,895,931	203,687	(222,201)	—
Voya Russell Large Cap Growth Index - Class I	—	18,372,871	(3,352,325)	4,262,734	19,283,280	97,112	577,509	910,497
Voya Short Term Bond Fund - Class R6	—	14,653,986	(1,202,043)	86,977	13,538,920	388,089	(9,593)	—
Voya Small Cap Growth Fund - Class R6	8,850,088	788,153	(1,760,127)	1,705,134	9,583,248	83	29,165	—
Voya Small Company Fund - Class R6	13,485,526	1,485,686	(2,943,188)	2,308,692	14,336,716	60,114	(28,754)	—
Voya U.S. Stock Index Portfolio - Class I	141,558,549	17,767,504	(38,481,536)	13,887,770	134,732,287	1,953,708	3,525,362	12,629,656
VY® BrandywineGLOBAL - Bond Portfolio - Class I	17,796,812	2,969,913	(3,966,619)	1,167,014	17,967,120	410,444	(608,206)	—
VY® Invesco Comstock Portfolio - Class I	20,183,067	3,107,283	(5,084,621)	(1,606,646)	16,599,083	321,494	1,101,168	2,085,675
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	45,097,773	6,801,415	(7,856,053)	2,722,171	46,765,306	1,024,331	(354,317)	4,520,738
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	17,678,748	3,131,030	(4,528,942)	4,595,240	20,876,076	424	(847,443)	29,013
VY® T. Rowe Price Growth Equity Portfolio - Class I	21,312,793	1,587,414	(19,733,437)	15,995,664	19,162,434	—	(8,343,292)	290,066
	$403,935,939	$104,332,690	$(126,293,630)	$64,373,614	$446,348,613	$7,839,826	$(14,012,557)	$20,713,291

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

85

Voya Solution Moderately Aggressive Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,269,507)
Interest rate contracts	(476,837)
Total	$(1,746,344)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(225,483)
Interest rate contracts	130,836
Total	$(94,647)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $481,180,616.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$16,393,927
Gross Unrealized Depreciation	(29,542,250)
Net Unrealized Depreciation	$(13,148,323)

See Accompanying Notes to Financial Statements

86

Voya Solution Moderately Conservative Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.9%
17,611	Schwab U.S. TIPS ETF	$919,294	3.0
9,846	Vanguard Long-Term Treasury ETF	605,825	1.9
	Total Exchange-Traded Funds (Cost $1,555,704)	1,525,119	4.9
MUTUAL FUNDS: 95.1%
	Affiliated Investment Companies: 95.1%
166,361	Voya Global Bond Fund - Class R6	1,239,386	4.0
227,988	Voya High Yield Bond Fund - Class R6	1,575,399	5.1
803,237	Voya Intermediate Bond Fund - Class R6	7,060,458	22.7
93,896 (1)	Voya MidCap Opportunities Portfolio - Class R6	476,992	1.5
65,088	Voya Multi-Manager Emerging Markets Equity Fund - Class I	629,404	2.0
70,364	Voya Multi-Manager International Equity Fund - Class I	700,117	2.2
78,172	Voya Multi-Manager International Factors Fund - Class I	711,362	2.3
49,458	Voya Multi-Manager Mid Cap Value Fund - Class I	469,360	1.5
20,465	Voya Russell Large Cap Growth Index - Class I	1,301,798	4.2
358,721	Voya Short Term Bond Fund - Class R6	3,346,870	10.8
43,610	Voya Small Company Fund - Class R6	655,024	2.1
151,299	Voya U.S. High Dividend Low Volatility Fund - Class R6	1,555,351	5.0
116,166	Voya U.S. Stock Index Portfolio - Class I	2,067,749	6.6
316,433	VY® BrandywineGLOBAL - Bond Portfolio - Class I	3,034,591	9.8
31,690	VY® Invesco Comstock Portfolio - Class I	639,179	2.1
120,787	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	3,153,737	10.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
11,409	VY® T. Rowe Price Growth Equity Portfolio - Class I	$971,010	3.1
	Total Mutual Funds (Cost $30,072,231)	29,587,787	95.1
	Total Long-Term Investments (Cost $31,627,935)	31,112,906	100.0
	Total Investments in Securities (Cost $31,627,935)	$31,112,906	100.0
	Assets in Excess of Other Liabilities	1,536	0.0
	Net Assets	$31,114,442	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

87

Voya Solution Moderately Conservative Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,525,119	$—	$—	$1,525,119
Mutual Funds	29,587,787	—	—	29,587,787
Total Investments, at fair value	$31,112,906	$—	$—	$31,112,906

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$1,425,245	$235,002	$(556,969)	$136,108	$1,239,386	$38,783	$(90,592)	$—
Voya High Yield Bond Fund - Class R6	1,765,387	287,532	(668,243)	190,723	1,575,399	102,971	(108,483)	—
Voya Intermediate Bond Fund - Class R6	7,190,444	2,495,178	(3,389,234)	764,070	7,060,458	283,997	(573,375)	33
Voya MidCap Opportunities Portfolio - Class R6	337,972	234,118	(321,712)	226,614	476,992	6	(135,495)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	712,657	459,604	(673,144)	130,287	629,404	12,339	(49,868)	—
Voya Multi-Manager International Equity Fund - Class I	177,595	656,122	(175,788)	42,188	700,117	12,312	(4,083)	—
Voya Multi-Manager International Factors Fund - Class I	537,440	333,020	(250,356)	91,258	711,362	27,483	(24,748)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	343,788	244,219	(208,043)	89,396	469,360	4,564	(48,697)	—
Voya Russell Large Cap Growth Index - Class I	—	1,473,324	(414,149)	242,623	1,301,798	6,706	61,561	62,877
Voya Short Term Bond Fund - Class R6	4,443,904	675,481	(1,905,947)	133,432	3,346,870	140,134	(84,243)	—
Voya Small Company Fund - Class R6	672,144	225,162	(358,135)	115,853	655,024	2,740	(14,874)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	1,744,897	334,442	(687,817)	163,829	1,555,351	41,214	(153,826)	18,427
Voya U.S. Stock Index Portfolio - Class I	3,416,225	1,519,319	(3,424,934)	557,139	2,067,749	29,807	(222,270)	183,570
VY® BrandywineGLOBAL - Bond Portfolio - Class I	4,154,529	710,485	(2,422,612)	592,189	3,034,591	67,721	(467,655)	—
VY® Invesco Comstock Portfolio - Class I	692,762	195,087	(240,167)	(8,503)	639,179	12,335	(10,960)	79,793
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	3,484,144	699,822	(1,337,298)	307,069	3,153,737	68,797	(118,535)	298,258
VY® T. Rowe Price Growth Equity Portfolio - Class I	979,447	192,891	(904,043)	702,715	971,010	—	(337,040)	14,566
	$32,078,580	$10,970,808	$(17,938,591)	$4,476,990	$29,587,787	$851,909	$(2,383,183)	$657,524

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

88

Voya Solution Moderately Conservative Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $34,209,162.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$780,893
Gross Unrealized Depreciation	(3,877,149)
Net Unrealized Depreciation	$(3,096,256)

See Accompanying Notes to Financial Statements

89

Voya Solution 2025 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.9%
517,840	Schwab U.S. TIPS ETF	$27,031,248	6.1
347,955	Vanguard FTSE Developed Markets ETF	16,667,044	3.8
145,136	Vanguard Long-Term Treasury ETF	8,930,218	2.0
	Total Exchange-Traded Funds (Cost $50,057,424)	52,628,510	11.9
MUTUAL FUNDS: 88.0%
	Affiliated Investment Companies: 88.0%
1,773,871	Voya Global Bond Fund - Class R6	13,215,337	3.0
1,296,742	Voya High Yield Bond Fund - Class R6	8,960,486	2.0
10,248,769	Voya Intermediate Bond Fund - Class R6	90,086,678	20.3
1,388,621	Voya Multi-Manager Emerging Markets Equity Fund - Class I	13,427,962	3.0
1,728,694	Voya Multi-Manager International Equity Fund - Class I	17,200,503	3.9
2,396,813	Voya Multi-Manager International Factors Fund - Class I	21,811,000	4.9
703,203	Voya Multi-Manager Mid Cap Value Fund - Class I	6,673,393	1.5
218,421	Voya Russell Large Cap Growth Index - Class I	13,893,772	3.1
1,397,502	Voya Short Term Bond Fund - Class R6	13,038,691	3.0
115,753 (1)	Voya Small Cap Growth Fund - Class R6	4,590,781	1.0
310,423	Voya Small Company Fund - Class R6	4,662,558	1.1
2,151,462	Voya U.S. High Dividend Low Volatility Fund - Class R6	22,117,029	5.0
3,940,125	Voya U.S. Stock Index Portfolio - Class I	70,134,229	15.8
3,113,533	VY® BrandywineGLOBAL - Bond Portfolio - Class I	29,858,780	6.7
1,717,586	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	44,846,167	10.1
642,875	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	6,666,617	1.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
108,224	VY® T. Rowe Price Growth Equity Portfolio - Class I	$9,210,970	2.1
	Total Mutual Funds (Cost $403,733,502)	390,394,953	88.0
	Total Long-Term Investments (Cost $453,790,926)	443,023,463	99.9
	Total Investments in Securities (Cost $453,790,926)	$443,023,463	99.9
	Assets in Excess of Other Liabilities	663,130	0.1
	Net Assets	$443,686,593	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

90

Voya Solution 2025 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$52,628,510	$—	$—	$52,628,510
Mutual Funds	390,394,953	—	—	390,394,953
Total Investments, at fair value	$443,023,463	$—	$—	$443,023,463

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$14,086,632	$1,585,613	$(3,476,222)	$1,019,314	$13,215,337	$413,433	$(565,885)	$—
Voya High Yield Bond Fund - Class R6	—	10,130,634	(1,526,129)	355,981	8,960,486	503,859	12,445	—
Voya Intermediate Bond Fund - Class R6	104,660,874	23,745,862	(49,896,204)	11,576,146	90,086,678	3,812,405	(9,166,276)	449
Voya Multi-Manager Emerging Markets Equity Fund - Class I	18,873,461	5,289,607	(17,204,581)	6,469,475	13,427,962	263,422	(4,715,072)	—
Voya Multi-Manager International Equity Fund - Class I	18,705,533	1,605,255	(5,249,226)	2,138,941	17,200,503	303,220	26,598	—
Voya Multi-Manager International Factors Fund - Class I	23,449,866	1,922,960	(5,897,036)	2,335,210	21,811,000	844,751	469,422	—
Voya Multi-Manager Mid Cap Value Fund - Class I	6,805,283	891,908	(1,692,853)	669,055	6,673,393	64,940	(124,145)	—
Voya Russell Large Cap Growth Index - Class I	—	22,399,743	(11,500,212)	2,994,241	13,893,772	71,857	1,202,077	673,718
Voya Short Term Bond Fund - Class R6	—	19,389,936	(6,392,315)	41,070	13,038,691	460,138	(56,732)	—
Voya Small Cap Growth Fund - Class R6	4,515,504	701,989	(1,467,024)	840,312	4,590,781	15	24,404	—
Voya Small Company Fund - Class R6	4,589,164	747,620	(1,454,703)	780,477	4,662,558	19,517	(19,818)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	23,019,586	3,158,209	(4,391,440)	330,674	22,117,029	580,804	(154,675)	262,204
Voya U.S. Stock Index Portfolio - Class I	67,813,247	14,688,166	(21,533,545)	9,166,361	70,134,229	1,014,378	(432,833)	6,435,868
VY® BrandywineGLOBAL - Bond Portfolio - Class I	41,022,769	9,433,676	(26,588,366)	5,990,701	29,858,780	696,552	(4,819,479)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	45,953,836	6,285,801	(10,144,135)	2,750,665	44,846,167	981,277	(289,020)	4,384,873
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	6,755,896	565,493	(3,399,965)	2,745,193	6,666,617	136	(1,447,389)	9,349
VY® T. Rowe Price Growth Equity Portfolio - Class I	13,321,766	922,318	(15,333,162)	10,300,048	9,210,970	—	(6,130,540)	140,180
	$393,573,417	$123,464,790	$(187,147,118)	$60,503,864	$390,394,953	$10,030,704	$(26,186,918)	$11,906,641

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

91

Voya Solution 2025 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(793,782)
Total	$(793,782)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(34,296)
Total	$(34,296)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $474,136,596.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$12,088,850
Gross Unrealized Depreciation	(43,201,982)
Net Unrealized Depreciation	$(31,113,132)

See Accompanying Notes to Financial Statements

92

Voya Solution 2030 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.4%
29,568	Schwab U.S. TIPS ETF	$1,543,449	2.9
49,853	Vanguard FTSE Developed Markets ETF	2,387,959	4.5
17,564	Vanguard Long-Term Treasury ETF	1,080,713	2.0
	Total Exchange-Traded Funds
	(Cost $4,586,335)	5,012,121	9.4
MUTUAL FUNDS: 90.5%
	Affiliated Investment Companies: 90.5%
155,473	Voya High Yield Bond Fund - Class R6	1,074,319	2.0
1,076,931	Voya Intermediate Bond Fund - Class R6	9,466,225	17.7
222,103	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,147,738	4.0
268,336	Voya Multi-Manager International Equity Fund - Class I	2,669,938	5.0
354,893	Voya Multi-Manager International Factors Fund - Class I	3,229,526	6.0
112,596	Voya Multi-Manager Mid Cap Value Fund - Class I	1,068,541	2.0
26,161	Voya Russell Large Cap Growth Index - Class I	1,664,112	3.1
111,557	Voya Short Term Bond Fund - Class R6	1,040,822	1.9
13,871 (1)	Voya Small Cap Growth Fund - Class R6	550,108	1.0
74,253	Voya Small Company Fund - Class R6	1,115,282	2.1
154,941	Voya U.S. High Dividend Low Volatility Fund - Class R6	1,592,798	3.0
594,614	Voya U.S. Stock Index Portfolio - Class I	10,584,132	19.8
375,757	VY® BrandywineGLOBAL -Bond Portfolio - Class I	3,603,507	6.7
53,978	VY® Invesco Comstock Portfolio - Class I	1,088,743	2.0
205,998	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	5,378,607	10.1
103,029	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	1,068,407	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
12,958	VY® T. Rowe Price Growth Equity Portfolio - Class I	$1,102,836	2.1
	Total Mutual Funds
	(Cost $47,167,803)	48,445,641	90.5
	Total Long-Term Investments
	(Cost $51,754,138)	53,457,762	99.9
	Total Investments in Securities
	(Cost $51,754,138)	$53,457,762	99.9
	Assets in Excess of Other Liabilities	46,311	0.1
	Net Assets	$53,504,073	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

93

Voya Solution 2030 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,012,121	$—	$—	$5,012,121
Mutual Funds	48,445,641	—	—	48,445,641
Total Investments, at fair value	$53,457,762	$—	$—	$53,457,762

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$—	$1,328,056	$(294,173)	$40,436	$1,074,319	$54,980	$1,913	$—
Voya Intermediate Bond Fund -Class R6	10,332,310	5,959,553	(8,299,927)	1,474,289	9,466,225	360,264	(1,250,165)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,988,513	1,127,014	(1,672,246)	704,457	2,147,738	41,326	(483,164)	—
Voya Multi-Manager International Equity Fund - Class I	2,478,405	1,089,674	(1,557,914)	659,773	2,669,938	45,795	(363,013)	—
Voya Multi-Manager International Factors Fund - Class I	2,984,229	1,303,471	(1,737,434)	679,260	3,229,526	121,672	(316,319)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	957,299	368,821	(438,127)	180,548	1,068,541	10,200	(99,569)	—
Voya Russell Large Cap Growth Index - Class I	—	2,668,082	(1,314,812)	310,842	1,664,112	7,467	141,383	70,006
Voya Short Term Bond Fund -Class R6	—	1,751,175	(715,366)	5,013	1,040,822	35,366	(6,840)	—
Voya Small Cap Growth Fund -Class R6	482,601	210,395	(235,323)	92,435	550,108	—	3,032	—
Voya Small Company Fund - Class R6	979,219	425,519	(467,556)	178,100	1,115,282	4,585	(10,069)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	1,457,051	574,114	(680,991)	242,624	1,592,798	38,195	(228,527)	18,517
Voya U.S. Stock Index Portfolio -Class I	9,052,649	5,195,456	(5,453,146)	1,789,173	10,584,132	150,817	(607,468)	896,979
VY® BrandywineGLOBAL - Bond Portfolio - Class I	3,859,399	1,911,031	(2,903,191)	736,268	3,603,507	63,081	(579,671)	—
VY® Invesco Comstock Portfolio -Class I	964,455	457,236	(320,944)	(12,004)	1,088,743	20,647	(19,301)	124,941
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	4,847,728	1,877,313	(1,807,292)	460,858	5,378,607	115,869	(189,719)	462,069
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	950,372	321,886	(663,707)	459,856	1,068,407	20	(271,147)	1,352

See Accompanying Notes to Financial Statements

94

Voya Solution 2030 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® T. Rowe Price Growth Equity Portfolio - Class I	$1,410,711	$375,208	$(1,644,224)	$961,141	$1,102,836	$—	$(519,553)	$15,210
	$42,744,941	$26,944,004	$(30,206,373)	$8,963,069	$48,445,641	$1,070,284	$(4,798,197)	$1,589,074

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $56,538,725.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,348,456
Gross Unrealized Depreciation	(5,429,418)
Net Unrealized Depreciation	$(3,080,962)

See Accompanying Notes to Financial Statements

95

Voya Solution 2035 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.5%
665,788	Vanguard FTSE Developed Markets ETF	$31,891,245	5.5
189,631	Vanguard Long-Term Treasury ETF	11,667,995	2.0
	Total Exchange-Traded Funds
	(Cost $36,014,096)	43,559,240	7.5
MUTUAL FUNDS: 92.4%
	Affiliated Investment Companies: 92.4%
1,676,165	Voya High Yield Bond Fund - Class R6	11,582,297	2.0
9,046,778	Voya Intermediate Bond Fund - Class R6	79,521,179	13.7
3,057,453	Voya Large Cap Value Portfolio - Class R6	17,610,932	3.0
3,021,475	Voya Multi-Manager Emerging Markets Equity Fund - Class I	29,217,667	5.0
3,478,167	Voya Multi-Manager International Equity Fund - Class I	34,607,761	6.0
4,469,672	Voya Multi-Manager International Factors Fund - Class I	40,674,015	7.0
1,213,262	Voya Multi-Manager Mid Cap Value Fund - Class I	11,513,854	2.0
281,660	Voya Russell Large Cap Growth Index - Class I	17,916,410	3.1
149,689 (1)	Voya Small Cap Growth Fund - Class R6	5,936,683	1.0
791,335	Voya Small Company Fund - Class R6	11,885,845	2.0
8,051,412	Voya U.S. Stock Index Portfolio - Class I	143,315,127	24.7
2,941,011	VY® BrandywineGLOBAL -Bond Portfolio - Class I	28,204,300	4.8
869,131	VY® Invesco Comstock Portfolio - Class I	17,530,366	3.0
2,217,493	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	57,898,732	10.0
1,123,883	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	11,654,664	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
209,270	VY® T. Rowe Price Growth Equity Portfolio - Class I	$17,810,998	3.1
	Total Mutual Funds
	(Cost $543,129,890)	536,880,830	92.4
	Total Long-Term Investments
	(Cost $579,143,986)	580,440,070	99.9
	Total Investments in Securities
	(Cost $579,143,986)	$580,440,070	99.9
	Assets in Excess of
	Other Liabilities	394,157	0.1
	Net Assets	$580,834,227	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

96

Voya Solution 2035 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$43,559,240	$—	$—	$43,559,240
Mutual Funds	536,880,830	—	—	536,880,830
Total Investments, at fair value	$580,440,070	$—	$—	$580,440,070

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$—	$12,372,098	$(1,248,229)	$458,428	$11,582,297	$619,859	$9,349	$—
Voya Intermediate Bond Fund -Class R6	76,069,949	40,494,719	(47,212,055)	10,168,566	79,521,179	2,933,249	(8,429,811)	524
Voya Large Cap Value Portfolio -Class R6	15,971,894	1,972,468	(5,269,360)	4,935,930	17,610,932	300,470	(3,284,949)	195,675
Voya Multi-Manager Emerging Markets Equity Fund - Class I	27,534,978	8,458,865	(15,351,373)	8,575,197	29,217,667	569,035	(5,396,825)	—
Voya Multi-Manager International Equity Fund - Class I	32,802,073	4,658,908	(7,158,440)	4,305,220	34,607,761	603,847	(355,072)	—
Voya Multi-Manager International Factors Fund - Class I	38,387,323	5,707,889	(8,075,192)	4,653,995	40,674,015	1,559,175	77,336	—
Voya Multi-Manager Mid Cap Value Fund - Class I	10,592,117	1,517,296	(1,370,767)	775,208	11,513,854	111,240	127,289	—
Voya Russell Large Cap Growth Index - Class I	—	27,996,354	(14,281,963)	4,202,019	17,916,410	85,882	1,385,744	805,208
Voya Short Term Bond Fund -Class R6	—	5,788,131	(5,788,131)	—	—	58,437	(69,800)	—
Voya Small Cap Growth Fund -Class R6	5,295,764	763,614	(1,162,586)	1,039,891	5,936,683	24	20,403	—
Voya Small Company Fund - Class R6	10,761,557	1,639,394	(2,403,080)	1,887,974	11,885,845	49,407	(24,683)	—
Voya U.S. Stock Index Portfolio -Class I	139,786,025	27,480,455	(44,181,256)	20,229,903	143,315,127	2,075,116	(2,335,688)	13,700,068
VY® BrandywineGLOBAL - Bond Portfolio - Class I	21,315,797	9,341,884	(4,369,001)	1,915,620	28,204,300	486,571	(894,078)	—
VY® Invesco Comstock Portfolio -Class I	16,006,625	4,132,114	(1,931,177)	(677,196)	17,530,366	337,475	136,922	2,126,981
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	53,645,265	8,988,199	(8,417,917)	3,683,185	57,898,732	1,262,741	(764,109)	5,358,236
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	10,515,915	1,082,394	(3,451,579)	3,507,934	11,654,664	225	(1,390,139)	15,394

See Accompanying Notes to Financial Statements

97

Voya Solution 2035 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® T. Rowe Price Growth Equity Portfolio - Class I	$15,501,334	$1,580,396	$(9,701,480)	$10,430,748	$17,810,998	$—	$(4,188,635)	$259,730
	$474,186,616	$163,975,178	$(181,373,586)	$80,092,622	$536,880,830	$11,052,753	$(25,376,746)	$22,461,816

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,794,852)
Interest rate contracts	(875,235)
Total	$(2,670,087)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(379,704)
Interest rate contracts	227,038
Total	$(152,666)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $602,084,192.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$23,763,954
Gross Unrealized Depreciation	(45,408,075)
Net Unrealized Depreciation	$(21,644,121)

See Accompanying Notes to Financial Statements

98

Voya Solution 2040 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.5%
54,892	Vanguard FTSE Developed Markets ETF	$2,629,327	6.6
12,299	Vanguard Long-Term Treasury ETF	756,757	1.9
	Total Exchange-Traded Funds (Cost $2,871,296)	3,386,084	8.5
MUTUAL FUNDS: 91.5%
	Affiliated Investment Companies: 91.5%
114,589	Voya High Yield Bond Fund - Class R6	791,812	2.0
309,512	Voya Intermediate Bond Fund - Class R6	2,720,608	6.8
295,959	Voya Large Cap Value Portfolio - Class R6	1,704,722	4.3
205,996	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,991,981	5.0
274,835	Voya Multi-Manager International Equity Fund - Class I	2,734,608	6.9
347,108	Voya Multi-Manager International Factors Fund - Class I	3,158,683	7.9
103,534	Voya Multi-Manager Mid Cap Value Fund - Class I	982,535	2.5
25,714	Voya Russell Large Cap Growth Index - Class I	1,635,675	4.1
15,335 (1)	Voya Small Cap Growth Fund - Class R6	608,205	1.5
68,460	Voya Small Company Fund - Class R6	1,028,264	2.6
639,965	Voya U.S. Stock Index Portfolio - Class I	11,391,369	28.7
119,066	VY® BrandywineGLOBAL - Bond Portfolio - Class I	1,141,846	2.9
59,683	VY® Invesco Comstock Portfolio - Class I	1,203,814	3.0
113,812	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,971,624	7.5
94,709	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	982,137	2.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
15,530	VY® T. Rowe Price Growth Equity Portfolio - Class I	$1,321,726	3.3

	Total Mutual Funds (Cost $34,170,346)	36,369,609	91.5
	Total Long-Term Investments (Cost $37,041,642)	39,755,693	100.0
	Total Investments in Securities (Cost $37,041,642)	$39,755,693	100.0
	Liabilities in Excess of Other Assets	(15,664)	0.0
	Net Assets	$39,740,029	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

99

Voya Solution 2040 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$3,386,084	$—	$—	$3,386,084
Mutual Funds	36,369,609	—	—	36,369,609
Total Investments, at fair value	$39,755,693	$—	$—	$39,755,693

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$—	$1,050,729	$(289,243)	$30,326	$791,812	$43,231	$2,017	$—
Voya Intermediate Bond Fund - Class R6	2,818,964	2,997,883	(3,431,268)	335,029	2,720,608	91,930	(276,181)	—
Voya Large Cap Value Portfolio - Class R6	1,473,066	681,734	(1,335,431)	885,353	1,704,722	28,965	(728,593)	19,334
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,029,064	995,699	(1,827,768)	794,986	1,991,981	38,343	(574,530)	—
Voya Multi-Manager International Equity Fund - Class I	2,836,196	1,161,362	(2,009,546)	746,596	2,734,608	46,775	(420,735)	—
Voya Multi-Manager International Factors Fund - Class I	3,251,789	1,304,956	(2,079,558)	681,496	3,158,683	119,376	(296,267)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	781,522	483,340	(472,358)	190,031	982,535	9,457	(107,716)	—
Voya Russell Large Cap Growth Index - Class I	—	2,504,687	(1,195,730)	326,718	1,635,675	8,148	139,865	76,390
Voya Short Term Bond Fund - Class R6	—	430,021	(430,021)	—	—	4,071	(4,891)	—
Voya Small Cap Growth Fund - Class R6	589,853	211,053	(301,126)	108,425	608,205	—	5,256	—
Voya Small Company Fund - Class R6	998,859	381,287	(527,188)	175,306	1,028,264	4,259	(9,158)	—
Voya U.S. Stock Index Portfolio - Class I	11,278,427	4,590,690	(6,759,542)	2,281,794	11,391,369	161,316	(884,657)	1,044,065
VY® BrandywineGLOBAL - Bond Portfolio - Class I	792,722	856,926	(610,145)	102,343	1,141,846	25,463	(88,382)	—
VY® Invesco Comstock Portfolio - Class I	1,377,858	474,891	(618,405)	(30,530)	1,203,814	23,148	(6,881)	149,628
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,968,045	1,018,537	(1,341,628)	326,670	2,971,624	64,598	(169,475)	280,310
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	775,926	436,088	(658,801)	428,924	982,137	20	(256,403)	1,349

See Accompanying Notes to Financial Statements

100

Voya Solution 2040 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® T. Rowe Price Growth Equity Portfolio - Class I	$1,635,174	$442,512	$(1,954,066)	$1,198,106	$1,321,726	$—	$(658,267)	$19,735
	$33,607,465	$20,022,395	$(25,841,824)	$8,581,573	$36,369,609	$669,100	$(4,334,998)	$1,590,811

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $41,036,565.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,972,071
Gross Unrealized Depreciation	(4,252,942)
Net Unrealized Depreciation	$(1,280,871)

See Accompanying Notes to Financial Statements

101

Voya Solution 2045 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.6%
526,655	Vanguard FTSE Developed Markets ETF	$25,226,775	5.5
151,715	Vanguard Long-Term Treasury ETF	9,335,024	2.1
	Total Exchange-Traded Funds (Cost $28,525,173)	34,561,799	7.6
MUTUAL FUNDS: 92.3%
	Affiliated Investment Companies: 92.3%
1,305,097	Voya High Yield Bond Fund - Class R6	9,018,224	2.0
1,488,965	Voya Intermediate Bond Fund - Class R6	13,088,001	2.9
3,372,752	Voya Large Cap Value Portfolio - Class R6	19,427,051	4.3
2,824,941	Voya Multi-Manager Emerging Markets Equity Fund - Class I	27,317,180	6.0
4,053,508	Voya Multi-Manager International Equity Fund - Class I	40,332,405	8.9
4,462,729	Voya Multi-Manager International Factors Fund - Class I	40,610,833	8.9
1,180,823	Voya Multi-Manager Mid Cap Value Fund - Class I	11,206,010	2.5
273,930	Voya Russell Large Cap Growth Index - Class I	17,424,702	3.8
174,860 (1)	Voya Small Cap Growth Fund - Class R6	6,934,933	1.5
764,470	Voya Small Company Fund - Class R6	11,482,344	2.5
8,325,353	Voya U.S. Stock Index Portfolio - Class I	148,191,282	32.6
676,759	VY® Invesco Comstock Portfolio - Class I	13,650,236	3.0
1,293,361	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	33,769,650	7.4
1,079,933	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	11,198,906	2.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
189,876	VY® T. Rowe Price Growth Equity Portfolio - Class I	$16,160,382	3.5
	Total Mutual Funds (Cost $420,635,593)	419,812,139	92.3
	Total Long-Term Investments (Cost $449,160,766)	454,373,938	99.9
	Total Investments in Securities (Cost $449,160,766)	$454,373,938	99.9
	Assets in Excess of Other Liabilities	297,096	0.1
	Net Assets	$454,671,034	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

102

Voya Solution 2045 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$34,561,799	$—	$—	$34,561,799
Mutual Funds	419,812,139	—	—	419,812,139
Total Investments, at fair value	$454,373,938	$—	$—	$454,373,938

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$—	$9,817,917	$(1,154,368)	$354,675	$9,018,224	$484,461	$9,042	$—
Voya Intermediate Bond Fund - Class R6	10,605,169	24,380,060	(22,617,420)	720,192	13,088,001	412,548	(840,720)	324
Voya Large Cap Value Portfolio - Class R6	13,550,013	6,597,303	(6,362,866)	5,642,601	19,427,051	331,605	(3,961,220)	219,798
Voya Multi-Manager Emerging Markets Equity Fund - Class I	25,647,068	7,586,336	(14,768,028)	8,851,804	27,317,180	534,562	(5,697,951)	—
Voya Multi-Manager International Equity Fund - Class I	38,534,320	5,748,726	(10,781,524)	6,830,883	40,332,405	708,361	(2,208,271)	—
Voya Multi-Manager International Factors Fund - Class I	38,653,715	6,187,511	(9,932,118)	5,701,725	40,610,833	1,566,958	(952,422)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	8,294,782	3,486,225	(1,799,628)	1,224,631	11,206,010	108,782	(292,881)	—
Voya Russell Large Cap Growth Index - Class I	—	24,264,472	(10,657,431)	3,817,661	17,424,702	84,154	1,091,072	789,009
Voya Small Cap Growth Fund - Class R6	6,222,286	868,269	(1,370,640)	1,215,018	6,934,933	16	25,634	—
Voya Small Company Fund - Class R6	10,538,254	1,706,046	(2,603,076)	1,841,120	11,482,344	47,954	(30,056)	—
Voya U.S. Stock Index Portfolio - Class I	144,405,759	23,922,487	(42,178,320)	22,041,356	148,191,282	2,144,318	(3,733,179)	13,880,748
VY® Invesco Comstock Portfolio - Class I	16,713,213	3,114,352	(5,445,688)	(731,641)	13,650,236	263,186	346,985	1,674,315
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	31,508,005	5,989,556	(5,960,405)	2,232,494	33,769,650	737,387	(567,332)	3,186,688
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	8,235,534	2,932,714	(3,279,661)	3,310,319	11,198,906	222	(1,398,098)	15,174
VY® T. Rowe Price Growth Equity Portfolio - Class I	18,078,090	1,849,890	(16,834,390)	13,066,792	16,160,382	—	(6,720,451)	238,969
	$370,986,208	$128,451,864	$(155,745,563)	$76,119,630	$419,812,139	$7,424,514	$(24,929,848)	$20,005,025

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

See Accompanying Notes to Financial Statements

103

Voya Solution 2045 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,618,444)
Interest rate contracts	(907,121)
Total	$(2,525,565)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(383,851)
Interest rate contracts	238,582
Total	$(145,269)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $468,002,658.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$20,177,009
Gross Unrealized Depreciation	(33,805,729)
Net Unrealized Depreciation	$(13,628,720)

See Accompanying Notes to Financial Statements

104

Voya Solution 2050 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.6%
43,182	Vanguard FTSE Developed Markets ETF	$2,068,418	5.8
10,467	Vanguard Long-Term Treasury ETF	644,035	1.8
	Total Exchange-Traded Funds (Cost $2,276,794)	2,712,453	7.6
MUTUAL FUNDS: 92.3%
	Affiliated Investment Companies: 92.3%
122,668	Voya Intermediate Bond Fund - Class R6	1,078,254	3.0
266,672	Voya Large Cap Value Portfolio - Class R6	1,536,029	4.3
221,186	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,138,871	6.0
321,674	Voya Multi-Manager International Equity Fund - Class I	3,200,654	8.9
337,246	Voya Multi-Manager International Factors Fund - Class I	3,068,935	8.5
112,123	Voya Multi-Manager Mid Cap Value Fund - Class I	1,064,048	3.0
21,719	Voya Russell Large Cap Growth Index - Class I	1,381,550	3.8
13,825 (1)	Voya Small Cap Growth Fund - Class R6	548,318	1.5
61,728	Voya Small Company Fund - Class R6	927,156	2.6
728,692	Voya U.S. Stock Index Portfolio - Class I	12,970,721	36.1
53,749	VY® Invesco Comstock Portfolio - Class I	1,084,119	3.0
68,361	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,784,914	5.0
102,614	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	1,064,112	3.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
15,062	VY® T. Rowe Price Growth Equity Portfolio - Class I	$1,281,911	3.6
	Total Mutual Funds (Cost $30,815,759)	33,129,592	92.3
	Total Long-Term Investments (Cost $33,092,553)	35,842,045	99.9
	Total Investments in Securities (Cost $33,092,553)	$35,842,045	99.9
	Assets in Excess of Other Liabilities	47,696	0.1
	Net Assets	$35,889,741	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

105

Voya Solution 2050 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,712,453	$—	$—	$2,712,453
Mutual Funds	33,129,592	—	—	33,129,592
Total Investments, at fair value	$35,842,045	$—	$—	$35,842,045

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund - Class R6	$498,748	$2,206,456	$(1,663,033)	$36,083	$1,078,254	$30,087	$(39,679)	$—
Voya Large Cap Value Portfolio - Class R6	995,110	837,782	(891,919)	595,056	1,536,029	26,120	(465,491)	16,449
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,056,897	997,970	(1,623,792)	707,796	2,138,871	41,407	(460,242)	—
Voya Multi-Manager International Equity Fund - Class I	3,084,168	1,268,014	(2,012,928)	861,400	3,200,654	55,415	(490,319)	—
Voya Multi-Manager International Factors Fund - Class I	2,748,756	1,347,598	(1,533,047)	505,628	3,068,935	116,736	(167,275)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	824,930	487,457	(431,753)	183,414	1,064,048	10,220	(95,014)	—
Voya Russell Large Cap Growth Index - Class I	—	2,021,738	(915,803)	275,615	1,381,550	6,469	101,852	60,648
Voya Small Cap Growth Fund - Class R6	499,637	193,387	(239,420)	94,714	548,318	—	5,109	—
Voya Small Company Fund - Class R6	845,997	350,620	(421,986)	152,525	927,156	3,833	(4,679)	—
Voya U.S. Stock Index Portfolio - Class I	11,005,584	5,413,329	(5,554,643)	2,106,451	12,970,721	185,947	(644,755)	1,083,990
VY® Invesco Comstock Portfolio - Class I	1,412,823	463,175	(725,383)	(66,496)	1,084,119	20,728	41,649	126,658
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,533,909	718,760	(1,862,186)	394,431	1,784,914	38,745	(249,345)	158,989
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	819,041	432,803	(625,496)	437,764	1,064,112	20	(254,292)	1,370
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,465,556	443,794	(1,714,106)	1,086,667	1,281,911	—	(593,914)	17,992
	$28,791,156	$17,182,883	$(20,215,495)	$7,371,048	$33,129,592	$535,727	$(3,316,395)	$1,466,096

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

106

Voya Solution 2050 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $36,485,760.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,790,206
Gross Unrealized Depreciation	(3,433,921)
Net Unrealized Depreciation	$(643,715)

See Accompanying Notes to Financial Statements

107

Voya Solution 2055 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.6%
187,721	Vanguard FTSE Developed Markets ETF	$8,991,836	5.5
54,198	Vanguard Long-Term Treasury ETF	3,334,803	2.1
	Total Exchange-Traded Funds (Cost $10,175,667)	12,326,639	7.6
MUTUAL FUNDS: 92.3%
	Affiliated Investment Companies: 92.3%
354,357	Voya Intermediate Bond Fund - Class R6	3,114,800	1.9
1,206,863	Voya Large Cap Value Portfolio - Class R6	6,951,529	4.3
1,181,922	Voya Multi-Manager Emerging Markets Equity Fund - Class I	11,429,183	7.0
1,455,802	Voya Multi-Manager International Equity Fund - Class I	14,485,231	8.9
1,588,329	Voya Multi-Manager International Factors Fund - Class I	14,453,795	8.9
507,005	Voya Multi-Manager Mid Cap Value Fund - Class I	4,811,481	3.0
97,901	Voya Russell Large Cap Growth Index - Class I	6,227,492	3.8
62,553 (1)	Voya Small Cap Growth Fund - Class R6	2,480,855	1.5
277,336	Voya Small Company Fund - Class R6	4,165,590	2.6
3,296,116	Voya U.S. Stock Index Portfolio - Class I	58,670,860	36.0
242,976	VY® Invesco Comstock Portfolio - Class I	4,900,836	3.0
309,002	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	8,068,046	5.0
461,140	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	4,782,021	2.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
67,828	VY® T. Rowe Price Growth Equity Portfolio - Class I	$5,772,868	3.5
	Total Mutual Funds (Cost $145,489,682)	150,314,587	92.3
	Total Long-Term Investments (Cost $155,665,349)	162,641,226	99.9
	Total Investments in Securities (Cost $155,665,349)	$162,641,226	99.9
	Assets in Excess of Other Liabilities	119,592	0.1
	Net Assets	$162,760,818	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

108

Voya Solution 2055 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$12,326,639	$—	$—	$12,326,639
Mutual Funds	150,314,587	—	—	150,314,587
Total Investments, at fair value	$162,641,226	$—	$—	$162,641,226

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund - Class R6	$1,526,365	$7,001,667	$(5,505,975)	$92,743	$3,114,800	$88,970	$(167,243)	$—
Voya Large Cap Value Portfolio - Class R6	4,098,583	3,371,860	(2,895,400)	2,376,486	6,951,529	118,388	(1,805,711)	78,187
Voya Multi-Manager Emerging Markets Equity Fund - Class I	9,169,374	3,361,026	(3,843,154)	2,741,937	11,429,183	222,337	(1,538,422)	—
Voya Multi-Manager International Equity Fund - Class I	13,759,552	3,119,322	(6,068,886)	3,675,243	14,485,231	252,434	(2,022,427)	—
Voya Multi-Manager International Factors Fund - Class I	13,836,351	2,993,340	(4,658,211)	2,282,315	14,453,795	553,367	(587,751)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	3,706,439	1,572,934	(863,321)	395,429	4,811,481	46,431	(4,425)	—
Voya Russell Large Cap Growth Index - Class I	—	8,842,619	(3,950,062)	1,334,935	6,227,492	30,199	416,169	283,142
Voya Small Cap Growth Fund - Class R6	2,230,977	444,235	(627,130)	432,773	2,480,855	—	9,669	—
Voya Small Company Fund - Class R6	3,778,158	843,891	(1,123,775)	667,316	4,165,590	17,299	(19,802)	—
Voya U.S. Stock Index Portfolio - Class I	55,318,266	14,346,779	(20,386,174)	9,391,989	58,670,860	846,669	(2,403,739)	5,438,395
VY® Invesco Comstock Portfolio - Class I	6,721,236	1,381,630	(2,616,612)	(585,418)	4,900,836	94,290	448,000	600,540
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	11,286,823	2,026,500	(6,500,252)	1,254,975	8,068,046	175,731	(615,553)	755,722
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	3,679,909	1,316,239	(1,731,415)	1,517,288	4,782,021	94	(690,731)	6,462
VY® T. Rowe Price Growth Equity Portfolio - Class I	6,487,889	918,486	(6,650,116)	5,016,609	5,772,868	—	(2,758,042)	85,279
	$135,599,922	$51,540,528	$(67,420,483)	$30,594,620	$150,314,587	$2,446,209	$(11,740,008)	$7,247,727

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

109

Voya Solution 2055 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(456,529)
Interest rate contracts	(338,783)
Total	$(795,312)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(139,946)
Interest rate contracts	84,658
Total	$(55,288)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $165,833,645.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$9,058,293
Gross Unrealized Depreciation	(12,250,713)
Net Unrealized Depreciation	$(3,192,420)

See Accompanying Notes to Financial Statements

110

Voya Solution 2060 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.0%
30,948	Vanguard FTSE Developed Markets ETF	$1,482,409	5.2
8,379	Vanguard Long-Term Treasury ETF	515,560	1.8
	Total Exchange-Traded Funds (Cost $1,725,255)	1,997,969	7.0
MUTUAL FUNDS: 92.9%
	Affiliated Investment Companies: 92.9%
31,794	Voya Intermediate Bond Fund - Class R6	279,470	1.0
211,664	Voya Large Cap Value Portfolio - Class R6	1,219,187	4.3
204,826	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,980,664	6.9
256,357	Voya Multi-Manager International Equity Fund - Class I	2,550,751	8.9
284,415	Voya Multi-Manager International Factors Fund - Class I	2,588,176	9.1
88,986	Voya Multi-Manager Mid Cap Value Fund - Class I	844,474	3.0
17,261	Voya Russell Large Cap Growth Index - Class I	1,097,951	3.9
10,968 (1)	Voya Small Cap Growth Fund - Class R6	434,982	1.5
48,961	Voya Small Company Fund -Class R6	735,400	2.6
554,538	Voya U.S. Stock Index Portfolio - Class I	9,870,781	34.6
42,647	VY® Invesco Comstock Portfolio - Class I	860,190	3.0
82,034	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,141,901	7.5
81,466	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	844,805	3.0

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
11,966	VY® T. Rowe Price Growth Equity Portfolio - Class I	$1,018,388	3.6
	Total Mutual Funds (Cost $24,734,737)	26,467,120	92.9
	Total Long-Term Investments (Cost $26,459,992)	28,465,089	99.9
	Total Investments in Securities (Cost $26,459,992)	$28,465,089	99.9
	Assets in Excess of Other Liabilities	36,501	0.1
	Net Assets	$28,501,590	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

111

Voya Solution 2060 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,997,969	$—	$—	$1,997,969
Mutual Funds	26,467,120	—	—	26,467,120
Total Investments, at fair value	$28,465,089	$—	$—	$28,465,089

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund -Class R6	$393,855	$913,518	$(1,043,026)	$15,123	$279,470	$6,193	$(20,033)	$—
Voya Large Cap Value Portfolio -Class R6	698,946	722,565	(620,995)	418,671	1,219,187	20,737	(318,564)	12,919
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,575,319	836,134	(929,007)	498,218	1,980,664	38,417	(291,113)	—
Voya Multi-Manager International Equity Fund - Class I	2,370,921	1,009,738	(1,446,197)	616,289	2,550,751	44,285	(327,305)	—
Voya Multi-Manager International Factors Fund - Class I	2,112,574	1,236,100	(1,109,794)	349,296	2,588,176	98,729	(78,179)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	632,098	388,029	(307,827)	132,174	844,474	8,126	(62,534)	—
Voya Russell Large Cap Growth Index - Class I	—	1,581,159	(700,592)	217,384	1,097,951	5,013	78,630	46,999
Voya Small Cap Growth Fund -Class R6	384,939	150,810	(174,871)	74,104	434,982	—	3,079	—
Voya Small Company Fund - Class R6	651,669	276,345	(312,489)	119,875	735,400	3,046	(4,858)	—
Voya U.S. Stock Index Portfolio -Class I	8,560,568	3,808,780	(4,227,203)	1,728,636	9,870,781	141,475	(603,494)	815,910
VY® Invesco Comstock Portfolio -Class I	1,146,236	377,089	(611,946)	(51,189)	860,190	16,445	31,743	100,147
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,060,463	917,400	(1,120,071)	284,109	2,141,901	46,430	(169,399)	187,508
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	627,575	346,022	(457,482)	328,690	844,805	16	(185,556)	1,084
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,130,642	335,231	(1,256,432)	808,947	1,018,388	—	(427,943)	14,224
	$22,345,805	$12,898,920	$(14,317,932)	$5,540,327	$26,467,120	$428,912	$(2,375,526)	$1,178,791

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

112

Voya Solution 2060 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $29,380,237.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,069,500
Gross Unrealized Depreciation	(2,984,648)
Net Unrealized Depreciation	$(915,148)

See Accompanying Notes to Financial Statements

113

Voya Solution 2065 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.4%
19,289	Vanguard FTSE Developed Markets ETF	$923,943	6.6
4,147	Vanguard Long - Term Treasury ETF	255,165	1.8
	Total Exchange - Traded Funds (Cost $1,042,843)	1,179,108	8.4
MUTUAL FUNDS: 91.7%
	Affiliated Investment Companies: 91.7%
104,390	Voya Large Cap Value Portfolio - Class R6	601,288	4.3
86,442	Voya Multi-Manager Emerging Markets Equity Fund - Class I	835,890	5.9
130,877	Voya Multi-Manager International Equity Fund - Class I	1,302,224	9.3
133,708	Voya Multi-Manager International Factors Fund - Class I	1,216,747	8.7
43,988	Voya Multi-Manager Mid Cap Value Fund- Class I	417,444	3.0
8,493	Voya Russell Large Cap Growth Index- Class I	540,225	3.8
5,410 (1)	Voya Small Cap Growth Fund - Class R6	214,555	1.5
24,112	Voya Small Company Fund - Class R6	362,157	2.6
281,427	Voya U.S. Stock Index Portfolio - Class I	5,009,395	35.6
20,997	VY® Invesco Comstock Portfolio - Class I	423,518	3.0
40,101	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,047,041	7.4
40,314	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	418,056	3.0
5,885	VY® T. Rowe Price Growth Equity Portfolio - Class I	500,841	3.6
	Total Mutual Funds (Cost $12,095,446)	12,889,381	91.7
	Total Long-Term Investments (Cost $13,138,289)	14,068,489	100.1
	Total Investments in Securities (Cost $13,138,289)	$14,068,489	100.1
	Liabilities in Excess of Other Assets	(16,288)	(0.1)
	Net Assets	$14,052,201	100.0
(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

114

Voya Solution 2065 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,179,108	$—	$—	$1,179,108
Mutual Funds	12,889,381	—	—	12,889,381
Total Investments, at fair value	$14,068,489	$—	$—	$14,068,489

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund - Class R6	$126,003	$114,382	$(243,221)	$2,836	$—	$450	$(1,149)	$—
Voya Large Cap Value Portfolio - Class R6	223,967	380,791	(126,611)	123,141	601,288	10,225	(78,861)	5,292
Voya Multi-Manager Emerging Markets Equity Fund - Class I	504,725	484,142	(292,564)	139,587	835,890	16,107	(67,857)	—
Voya Multi-Manager International Equity Fund - Class I	763,311	687,189	(300,856)	152,580	1,302,224	22,407	(41,271)	—
Voya Multi-Manager International Factors Fund - Class I	680,062	719,362	(299,793)	117,116	1,216,747	45,970	(18,097)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	202,548	224,145	(51,619)	42,370	417,444	3,991	(11,615)	—
Voya Russell Large Cap Growth Index - Class I	—	672,003	(230,088)	98,310	540,225	1,885	22,956	17,676
Voya Small Cap Growth Fund - Class R6	124,063	95,002	(35,516)	31,006	214,555	—	539	—
Voya Small Company Fund - Class R6	210,022	167,999	(64,792)	48,928	362,157	1,490	(1,162)	—
Voya U.S. Stock Index Portfolio - Class I	2,700,504	2,566,263	(855,742)	598,370	5,009,395	71,132	(147,093)	334,218
VY® Invesco Comstock Portfolio - Class I	367,292	239,328	(175,900)	(7,202)	423,518	7,980	(1,329)	42,407
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	661,440	585,387	(300,314)	100,528	1,047,041	22,552	(59,620)	76,968
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	201,083	208,040	(83,365)	92,298	418,056	7	(33,438)	459
VY® T. Rowe Price Growth Equity Portfolio - Class I	364,787	230,742	(338,208)	243,520	500,841	—	(95,898)	6,026
	$7,129,807	$7,374,775	$(3,398,589)	$1,783,388	$12,889,381	$204,196	$(533,895)	$483,046

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

115

Voya Solution 2065 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $14,101,301.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$953,565
Gross Unrealized Depreciation	(986,377)
Net Unrealized Depreciation	$(32,812)

See Accompanying Notes to Financial Statements

116

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2023 were as follows:

		Per Share
Portfolio Name	Type	Amount
Voya Solution Aggressive Portfolio
Class ADV	NII	$0.2468
Class I	NII	$0.3243
Class R6	NII	$0.3267
Class S	NII	$0.2564
Class S2	NII	$0.2811
All Classes	LTCG	$0.5277
Voya Solution Balanced Portfolio
Class ADV	NII	$0.3174
Class I	NII	$0.3665
Class R6	NII	$0.3706
Class S	NII	$0.3367
Class S2	NII	$0.3282
All Classes	LTCG	$0.5559
Voya Solution Conservative Portfolio
Class ADV	NII	$0.2653
Class I	NII	$0.3185
Class R6	NII	$0.3233
Class S	NII	$0.2976
Class S2	NII	$0.2645
All Classes	LTCG	$0.1338
Voya Solution Income Portfolio
Class ADV	NII	$0.2710
Class I	NII	$0.3301
Class S	NII	$0.3000
Class S2	NII	$0.2801
Class T	NII	$0.2286
All Classes	LTCG	$0.0940
Voya Solution Moderately Aggressive Portfolio
Class ADV	NII	$0.3376
Class I	NII	$0.3997
Class R6	NII	$0.4003
Class S	NII	$0.3681
Class S2	NII	$0.3535
All Classes	LTCG	$0.6406
Voya Solution Moderately Conservative Portfolio
Class ADV	NII	$0.2535
Class I	NII	$0.3166
Class R6	NII	$0.3160
Class S	NII	$0.2896
Class S2	NII	$0.2171
All Classes	LTCG	$0.2666

		Per Share
Portfolio Name	Type	Amount
Voya Solution 2025 Portfolio
Class ADV	NII	$0.2190
Class I	NII	$0.2700
Class S	NII	$0.2443
Class S2	NII	$0.2264
Class T	NII	$0.1962
All Classes	LTCG	$0.1558
Voya Solution 2030 Portfolio
Class ADV	NII	$0.3300
Class I	NII	$0.4004
Class S	NII	$0.3625
Class S2	NII	$0.3360
Class T	NII	-
All Classes	LTCG	$0.2161
Voya Solution 2035 Portfolio
Class ADV	NII	$0.2966
Class I	NII	$0.3487
Class S	NII	$0.3221
Class S2	NII	$0.3077
All Classes	LTCG	$0.3050
Voya Solution 2040 Portfolio
Class ADV	NII	$0.4391
Class I	NII	$0.5169
Class S	NII	$0.4734
Class S2	NII	$0.4533
Class T	NII	$0.3323
All Classes	LTCG	$0.3572
Voya Solution 2045 Portfolio
Class ADV	NII	$0.2774
Class I	NII	$0.3290
Class S	NII	$0.3026
Class S2	NII	$0.2853
Class T	NII	$0.2068
All Classes	LTCG	$0.4563
Voya Solution 2050 Portfolio
Class ADV	NII	$0.4086
Class I	NII	$0.4905
Class S	NII	$0.4434
Class S2	NII	$0.4248
Class T	NII	$0.3029
All Classes	LTCG	$0.4177

117

TAX INFORMATION (Unaudited) (continued)

		Per Share			Per Share
Portfolio Name	Type	Amount	Portfolio Name	Type	Amount
Voya Solution 2055 Portfolio			Voya Solution 2060 Portfolio
Class ADV	NII	$0.2916	Class ADV	NII	$0.2777
Class I	NII	$0.3454	Class I	NII	$0.3298
Class S	NII	$0.3177	Class S	NII	$0.3028
Class S2	NII	$0.2960	Class S2	NII	$0.2833
All Classes	LTCG	$0.2383	Class T	NII	$0.2566
			All Classes	LTCG	$0.2343
			Voya Solution 2065 Portfolio
			Class ADV	NII	-
			Class I	NII	$0.4373
			Class S	NII	$0.1005
			Class S2	NII	-
			Class T	NII	-
			All Classes	LTCG	$0.0059

NII - Net investment income

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Solution Aggressive Portfolio	87.38%
Voya Solution Balanced Portfolio	57.82%
Voya Solution Conservative Portfolio	13.50%
Voya Solution Income Portfolio	17.71%
Voya Solution Moderately Aggressive Portfolio	78.59%
Voya Solution Moderately Conservative Portfolio	23.31%
Voya Solution 2025 Portfolio	29.81%
Voya Solution 2030 Portfolio	43.15%
Voya Solution 2035 Portfolio	66.09%
Voya Solution 2040 Portfolio	71.58%
Voya Solution 2045 Portfolio	76.16%
Voya Solution 2050 Portfolio	75.00%
Voya Solution 2055 Portfolio	76.98%
Voya Solution 2060 Portfolio	75.19%
Voya Solution 2065 Portfolio	72.10%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Solution Aggressive Portfolio	$1,318,253
Voya Solution Balanced Portfolio	$3,009,620
Voya Solution Conservative Portfolio	$195,232
Voya Solution Income Portfolio	$1,818,555
Voya Solution Moderately Aggressive Portfolio	$25,858,545
Voya Solution Moderately Conservative Portfolio	$915,935
Voya Solution 2025 Portfolio	$7,645,727
Voya Solution 2030 Portfolio	$785,743
Voya Solution 2035 Portfolio	$17,517,448
Voya Solution 2040 Portfolio	$971,836
Voya Solution 2045 Portfolio	$20,996,260
Voya Solution 2050 Portfolio	$933,824
Voya Solution 2055 Portfolio	$3,430,509
Voya Solution 2060 Portfolio	$575,557
Voya Solution 2065 Portfolio	$19,098

118

TAX INFORMATION (Unaudited) (continued)

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2023:

			Portion of Ordinary Income
	Creditable Foreign	Per Share	Derived from
	Taxes Paid	Amount	Foreign Sourced Income*
Voya Solution Aggressive Portfolio	$ 19,065	$0.0070	23.91%
Voya Solution Balanced Portfolio	$ 20,399	$0.0035	9.96%
Voya Solution Conservative Portfolio	$ 1,309	$0.0012	1.51%
Voya Solution Income Portfolio	$ 60,667	$0.0033	7.63%
Voya Solution Moderately Aggressive Portfolio	$230,957	$0.0054	16.12%
Voya Solution Moderately Conservative Portfolio	$ 9,169	$0.0026	5.81%
Voya Solution 2025 Portfolio	$253,892	$0.0052	15.93%
Voya Solution 2030 Portfolio	$ 38,006	$0.0096	21.85%
Voya Solution 2035 Portfolio	$512,041	$0.0084	28.69%
Voya Solution 2040 Portfolio	$ 37,365	$0.0133	33.99%
Voya Solution 2045 Portfolio	$498,509	$0.0102	39.93%
Voya Solution 2050 Portfolio	$ 38,537	$0.0157	41.16%
Voya Solution 2055 Portfolio	$191,007	$0.0129	43.85%
Voya Solution 2060 Portfolio	$ 33,367	$0.0125	42.22%
Voya Solution 2065 Portfolio	$ 15,108	$0.0114	42.78%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

119

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 262-3862.

				Number of
				funds in
				Fund
				Complex
	Position(s)	Term of Office and	Principal	Overseen
	Held with the	Length of Time	Occupation(s) –	by	Other Board Positions
Name, Address and Age	Company	Served(1)	During the Past 5 Years	Director(2)	Held by Director
Independent Directors(3):

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Director	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	November 1997 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	October 2015 – Present	Retired.	138	None.

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or ap-pointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacif-ic High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable

120

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Director of the Board.

121

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

	Position(s)	Term of Office and	Principal
	Held with the	Length of Time	Occupation(s) –
Name, Address and Age	Company	Served(1)	During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Chief Executive Officer President	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 - December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

122

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

	Position(s)	Term of Office and	Principal
	Held with the	Length of Time	Occupation(s) –
Name, Address and Age	Company	Served(1)	During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

123

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

	Position(s)	Term of Office and	Principal
	Held with the	Length of Time	Occupation(s) –
Name, Address and Age	Company	Served(1)	During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

124

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2023, the Board of Directors (“Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio, and Voya Solution 2065 Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Directors also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

125

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager proposed any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

126

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s and the Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Solution Aggressive Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year period, and the third quintile for the one-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

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Voya Solution Balanced Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year period, the third quintile for the five-year and ten-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and three-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s all-in net expense ratio.

Voya Solution Conservative Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, three-year, five-year and ten-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is equal to the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

Voya Solution Income Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, three-year and ten-year periods, the second quintile for the five-year period, and the fourth quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a

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level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s all-in net expense ratio.

Voya Solution Moderately Aggressive Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution Moderately Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year period, the third quintile for the five-year and ten-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and

Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s all-in net expense ratio.

Voya Solution Moderately Conservative Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution Moderately Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date and three-year periods, the second quintile for the five-year and ten-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and/or all-in net expense ratio.

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Voya Solution 2025 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year and ten-year periods, the third quintile for the five-year period, and the fifth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and three-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of asset allocation on the Portfolio’s performance;

(2) the competitiveness of the Portfolio’s performance during certain periods, and (3) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s all-in net expense ratio.

Voya Solution 2030 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date and three-year periods, the second quintile for the ten-year period, the third quintile for the five-year period, and the fourth quintile for the one-year period; and

(2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods, and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

Voya Solution 2035 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year period, the third quintile for the ten-year period, and the fourth quintile for the one-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of asset allocation on the Portfolio’s performance; (2) the competitiveness of the Portfolio’s performance during certain periods, and (3) the changes to the Portfolio’s portfolio management team in May 2023.

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In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

Voya Solution 2040 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year period, the third quintile for the five-year and ten-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which its performance was equal to its primary benchmark, and the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of asset allocation on the Portfolio’s performance; (2) the competitiveness of the Portfolio’s performance during certain periods, and (3) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

Voya Solution 2045 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date and three-year periods, the third quintile for the ten-year period, and the fourth quintile for the one-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and three-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of asset allocation on the Portfolio’s performance; (2) the competitiveness of the Portfolio’s performance during certain periods, and (3) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of

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all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

Voya Solution 2050 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year period, the third quintile for the one-year and ten-year periods, and the fourth quintile for the five-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

Voya Solution 2055 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year period, the third quintile for the one-year period, the fourth quintile for the ten-year period, and the fifth quintile for the five-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s portfolio management team in May 2023

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

Voya Solution 2060 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year period, the third quintile for the one-year period, and the fifth quintile for the five-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

Voya Solution 2065 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Solution 2065 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, and the third quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for the year-to-date period and underperformed for the one-year period. In analyzing this performance data, the Board took into account that: (1) the Portfolio commenced operations in August 2020, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2024.

133

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	225 Liberty Street
Scottsdale, Arizona 85258	New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc.	Ropes & Gray LLP
301 Bellevue Parkway	Prudential Tower
Wilmington, Delaware 19809	800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	VPAR-VSOL (1223)

Annual Report

December 31, 2023

Classes ADV, I, S, S2 and Z

Voya Partners, Inc.

◼	Voya Index Solution Income Portfolio	◼	Voya Index Solution 2045 Portfolio
◼	Voya Index Solution 2025 Portfolio	◼	Voya Index Solution 2050 Portfolio
◼	Voya Index Solution 2030 Portfolio	◼	Voya Index Solution 2055 Portfolio
◼	Voya Index Solution 2035 Portfolio	◼	Voya Index Solution 2060 Portfolio
◼	Voya Index Solution 2040 Portfolio	◼	Voya Index Solution 2065 Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

E-Delivery Sign-up – details inside

INVESTMENT MANAGEMENT

voyainvestments.com

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www. voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

Benchmark Descriptions

Index	Description
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2025 Index,	Each index seeks to represent the market consensus for asset allocations which target an approximate 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2065 retirement horizon, respectively.
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index,
S&P Target Date 2055 Index,
S&P Target Date 2060 Index and
S&P Target Date 2065+ Index

1

Voya Index Solution Portfolios	Portfolio Managers’ Report

The Voya Index Solution Portfolios consist of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio, and Voya Index Solution 2065 Portfolio (each a “Portfolio” or collectively, the “Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy (“Target Asset Allocation”) designed for investors expecting to retire around the year applicable to that Portfolio. These Target Asset Allocations as of December 31, 2023 are set out in the table below. The Portfolios are managed by Lanyon Blair, CFA and Barbara Reinhard, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: Each Portfolio’s performance against its respective benchmark is set out in the table below.

Portfolio Specifics: For the 12-month reporting period ended December 31, 2023, the Portfolios produced strong absolute returns but underperformed their strategic asset allocation benchmarks. Tactical asset allocation detracted from performance.

At the beginning of the period, the Portfolios were underweight equity and overweight fixed income relative to their strategic allocation benchmarks. On average across the Portfolios, equity sub-asset class allocations were overweight to U.S. small cap equities and underweight in U.S. large cap and international developed equites. Within fixed income, the Portfolios were underweight in U.S. high yield (“HY”) as well as overweight to U.S. Treasury Inflation Protected Securities (“TIPS”) and U.S. long duration government bonds.

In early January, the Portfolios added to U.S. mid cap and emerging markets (“EM”) equity by reducing core fixed income. Risk appetite was overly depressed, which gave a contrarian signal that in our opinion equities could still rally. China’s re-opening and favorable relative valuations offered a good adding point, in our view, for EM equities and allocating to U.S. mid caps helped diversify away from U.S. large cap technology. In early February, prior to a big run-up in yields before the emergence of banking sector stress, the Portfolios reduced duration. Inflation appeared hotter than expected at the time, yields were approaching a resistance level and a more neutral duration posture was the prudent positioning, in our view. Later in the month, core fixed income was reduced in favor of HY. At the time, in our opinion, corporate balance sheets looked sturdy, recession didn’t appear imminent, and it looked like a good time to tactically add carry. During the second week of March, the Portfolios reduced core fixed income and added to U.S. large cap growth. U.S. interest rates were hitting the well-tested resistance point and we expected them to consolidate lower. At the same time, technology companies had been taking aggressive steps to cut costs and protect profits with slowing economic activity, which they believed would help growth stocks outperform bonds and other equity styles over the near term.

As part of its annual review in early April, the Portfolios enacted their glide downs, leading to lower equity weights in the 2050-2025 vintages. At the same time, the Portfolios’ strategic asset allocations were reset, resulting in reduced allocations to U.S. mid cap equities and U.S. core bonds, and increases in U.S. large cap and international equities. Later in the period, we cut some of the Portfolios underweights in international developed equities as a risk management trade, despite the region’s still unfavorable risk-reward profile. Toward the end of April, the long U.S. large cap growth overweight was closed with proceeds being reallocated into U.S. core bonds. The flight to quality thesis played out faster than anticipated and we wanted to lock-in gains prior to earnings season. Finally, at the end of April, we reduced U.S. small cap equities and increased U.S. large cap equities. At the time, U.S. Small Caps remained oversold and traded at attractive relative valuations, but concerns over regional banking issues were expected to weigh on the asset class in the near-term.

Toward the end of August, we added to U.S. TIPS by reducing short term bonds in the near-dated vintages. The backup in real yields, we believe presented an opportunity to close TIPS underweights and assume a more neutral position.

At the end of October, we added Vanguard Short-Term Corporate Bond Index ETF by reducing Vanguard Short-Term Bond Index ETF in near-dated vintages. We believe high quality carry from short-term investment grade (“IG”) corporates is attractive, as elevated all-in yields should support cash spreads and provide considerable cushion in periods economic weakness. At the same time, we further extended duration in the 2030-2065 vintages by adding to long-term U.S. Treasuries and reducing core fixed income. At that time, real yields were around 2.40%, the highest in 15 years. In our view, we felt this was probably near peak interest rates, given their view that global growth is slowing, the U.S. Federal Reserve is done hiking and will probably begin cutting rates in the first half of 2024. This proved a prescient move, as rates fell sharply in November. At the beginning of December, this portion of the long duration position was unwound at a gain, as rates hit a predetermined fair value level.

Portfolios continue to favor U.S. assets and maintain modestly defensive posture overall with a preference for U.S. large cap equities and core IG fixed income.

During the year, tactical moves relative to our strategic benchmarks have had a negative impact on the Portfolios’ performance.

2

Portfolio Managers’ Report	Voya Index Solution Portfolios

Current Strategy and Outlook: After unexpectedly strong performance from the U.S. economy and capital markets last year, investors enter 2024 more upbeat. While we are encouraged about the progress of inflation and the resiliency of consumers and corporations, we think noticeably slower economic growth, fair to modestly extended valuations and very optimistic forecasts around U.S. Federal Reserve rate cuts could limit upside potential for stocks. We see rates markets are providing little room for yields to decline outside a meaningful slowing of economic growth. Despite high expectations, we think global stocks and bonds can produce respectable returns throughout the year. We believe the current setting presents opportunities for allocators to benefit from divergences in global policy, business cycles and pricing of risk. In this macro environment, we emphasize balance in the Portfolios, but believe U.S. exceptionalism is set to persist.

The disinflationary process continues as decongested supply chain issues and slowing demand forces have accounted for most of the recent relief. We see more downside from factors such as shelter, and weaker wage growth as the lagged impact of tighter monetary policy further filters into the labor market, where there are early signs of weakness — such as declining job openings and quits. However, we do not expect significant deterioration in the labor market. Limited private sector overreach and rising real incomes from falling inflation should keep the growth downturn mild.

In our opinion, U.S. equities may continue to outperform other countries and regions, driven by their higher growth potential, proactive corporate rightsizing and robust earnings from unrivaled software innovation. We continue to be cautious on Europe as we believe the region’s cyclical gearing and relatively high interest rate sensitivity has made the sting from tighter policy more broadly felt. Europe is also more exposed to energy supply shocks and external demand from China, which is struggling. Exports have plunged, due in part to U.S. companies’ efforts to re-shore or move offshore manufacturing elsewhere. Furthermore, China’s real estate sector, their main growth engine, is in our opinion, in freefall. We are mindful that sentiment is beaten down and look for signs that the Chinese authorities will implement coordinated policy action before shifting stances.

(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2023.
*	Effective on May 31, 2023, Lanyon Blair, CFA was added as a portfolio manager to the Portfolios. In addition, effective December 31, 2023, Paul Zemsky retired from Voya Investment Management Co. LLC and is no longer a portfolio manager to the Portfolios.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

Voya Index Solution Portfolios	Portfolio Managers’ Report

Total Returns for the Year Ended December 31, 2023
1 Year
Voya Index Solution Income Portfolio, Class S	10.72%
S&P Target Date Retirement Income Index	10.35%
Voya Index Solution 2025 Portfolio, Class S	13.69%
S&P Target Date 2025 Index	12.99%
Voya Index Solution 2030 Portfolio, Class S	15.17%
S&P Target Date 2030 Index	14.80%
Voya Index Solution 2035 Portfolio, Class S	16.92%
S&P Target Date 2035 Index	16.63%
Voya Index Solution 2040 Portfolio, Class S	18.56%
S&P Target Date 2040 Index	18.16%
Voya Index Solution 2045 Portfolio, Class S	19.54%
S&P Target Date 2045 Index	19.14%
Voya Index Solution 2050 Portfolio, Class S	19.94%
S&P Target Date 2050 Index	19.59%
Voya Index Solution 2055 Portfolio, Class S	20.00%
S&P Target Date 2055 Index	19.62%
Voya Index Solution 2060 Portfolio, Class S	20.08%
S&P Target Date 2060 Index	19.74%
Voya Index Solution 2065 Portfolio, Class S	20.27%
S&P Target Date 2065+ Index	19.84%

Annual Target Asset Allocations as of December 31, 2023(1)
(as a percentage of net assets)

Sub Asset Class	2065	2060	2055	2050	2045	2040	2035	2030	2025	Income
US Large Blend	52.50%	51.50%	51.50%	51.50%	49.50%	45.50%	40.50%	33.50%	31.50%	20.50%
US Mid Cap Blend	6.00%	6.00%	6.00%	6.00%	5.00%	5.00%	4.00%	4.00%	3.00%	2.00%
US Small Cap	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	5.00%	5.00%	2.00%	1.00%
International	24.50%	23.50%	23.50%	23.50%	23.50%	21.50%	18.50%	15.50%	12.50%	6.50%
Emerging Markets	6.00%	7.00%	7.00%	6.00%	6.00%	5.00%	5.00%	4.00%	3.00%	2.00%
Core Fixed Income	3.00%	4.00%	4.00%	5.00%	6.00%	13.00%	23.00%	31.00%	35.00%	43.00%
High Yield	—	—	—	—	2.00%	2.00%	2.00%	2.00%	2.00%	4.00%
TIPS	—	—	—	—	—	—	—	3.00%	7.00%	10.00%
Short Duration	—	—	—	—	—	—	—	—	2.00%	9.00%
Long Govt Bonds	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Total Equity	95.00%	94.00%	94.00%	93.00%	90.00%	83.00%	73.00%	62.00%	52.00%	32.00%
Total Fixed Income	5.00%	6.00%	6.00%	7.00%	10.00%	17.00%	27.00%	38.00%	48.00%	68.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

(1)	As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

4

Portfolio Managers’ Report	Voya Index Solution Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	10.46%	4.45%	3.59%
Class I	11.04%	4.97%	4.11%
Class S	10.72%	4.70%	3.85%
Class S2	10.59%	4.53%	3.69%
Class Z(1)	10.98%	5.15%	4.28%
S&P Target Date Retirement Income Index	10.35%	4.90%	3.98%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

5

Voya Index Solution 2025 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	13.35%	6.81%	5.20%
Class I	13.92%	7.35%	5.72%
Class S	13.69%	7.08%	5.46%
Class S2	13.47%	6.91%	5.30%
Class Z(1)	14.00%	7.55%	5.89%
S&P Target Date 2025 Index	12.99%	7.42%	5.85%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2025 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

6

Portfolio Managers’ Report	Voya Index Solution 2030 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	14.90%	7.79%	5.87%
Class I	15.52%	8.33%	6.39%
Class S	15.17%	8.06%	6.13%
Class S2	15.03%	7.89%	5.94%
Class Z(1)	15.52%	8.53%	6.53%
S&P Target Date 2030 Index	14.80%	8.42%	6.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2030 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

7

Voya Index Solution 2035 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	16.70%	8.53%	6.27%
Class I	17.26%	9.08%	6.80%
Class S	16.92%	8.81%	6.53%
Class S2	16.82%	8.63%	6.38%
Class Z(1)	17.41%	9.29%	6.98%
S&P Target Date 2035 Index	16.63%	9.44%	7.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2035 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Index Solution 2040 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	18.24%	9.64%	6.86%
Class I	18.87%	10.20%	7.37%
Class S	18.56%	9.93%	7.12%
Class S2	18.47%	9.77%	6.96%
Class Z(1)	18.96%	10.42%	7.54%
S&P Target Date 2040 Index	18.16%	10.22%	7.49%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

Voya Index Solution 2045 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	19.21%	10.26%	7.13%
Class I	19.83%	10.81%	7.67%
Class S	19.54%	10.53%	7.39%
Class S2	19.29%	10.34%	7.24%
Class Z(1)	19.93%	11.02%	7.84%
S&P Target Date 2045 Index	19.14%	10.68%	7.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2045 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

10

Portfolio Managers’ Report	Voya Index Solution 2050 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	19.68%	10.26%	7.14%
Class I	20.23%	10.80%	7.67%
Class S	19.94%	10.52%	7.42%
Class S2	19.78%	10.36%	7.24%
Class Z(1)	20.38%	11.03%	7.84%
S&P Target Date 2050 Index	19.59%	10.92%	7.92%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

11

Voya Index Solution 2055 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023 1 Year 5
	1 Year	5 Year	10 Year
Class ADV	19.66%	10.29%	7.17%
Class I	20.33%	10.86%	7.71%
Class S	20.00%	10.58%	7.44%
Class S2	19.84%	10.41%	7.28%
Class Z(1)	20.44%	11.08%	7.90%
S&P Target Date 2055 Index	19.62%	10.98%	7.99%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	Voya Index Solution 2060 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
			Since
	1 Year	5 Year	Inception
Class ADV	19.67%	10.39%	7.46%(1)
Class I	20.37%	10.96%	8.00%(1)
Class S	20.08%	10.67%	7.72%(1)
Class S2	19.86%	10.50%	7.55%(1)
Class Z(2)	20.46%	11.19%	8.20%
S&P Target Date 2060 Index	19.74%	11.04%	8.33%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class ADV, I, S and S2 inception date was February 9, 2015
(2)	Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

Voya Index Solution 2065 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
		Since
	1 Year	Inception
Class ADV	19.88%	8.82%(1)
Class I	20.41%	9.36%(1)
Class S	20.27%	9.10%(1)
Class S2	19.98%	8.92%(1)
Class Z	20.65%	9.58%(1)
S&P Target Date 2065+ Index	19.84%	9.91%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2065 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance. The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class ADV, I, S, S2 and Z inception date was July 29, 2020

14

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio*	2023**	2023	2023	Ratio*	2023**

Voya Index Solution Income Portfolio
Class ADV	$1,000.00	$1,045.90	0.54%	$2.78	$1,000.00	$1,022.48	0.54%	$2.75
Class I	1,000.00	1,048.60	0.04	0.21	1,000.00	1,025.00	0.04	0.20
Class S	1,000.00	1,046.00	0.29	1.50	1,000.00	1,023.74	0.29	1.48
Class S2	1,000.00	1,045.30	0.44	2.27	1,000.00	1,022.99	0.44	2.24
Class Z	1,000.00	1,048.00	0.00	0.00	1,000.00	1,025.21	0.00	0.00
...
Voya Index Solution 2025 Portfolio
Class ADV	$1,000.00	$1,051.00	0.54%	$2.79	$1,000.00	$1,022.48	0.54%	$2.75
Class I	1,000.00	1,053.60	0.04	0.21	1,000.00	1,025.00	0.04	0.20
Class S	1,000.00	1,052.40	0.29	1.50	1,000.00	1,023.74	0.29	1.48
Class S2	1,000.00	1,051.60	0.44	2.28	1,000.00	1,022.99	0.44	2.24
Class Z	1,000.00	1,053.70	0.00	0.00	1,000.00	1,025.21	0.00	0.00
...
Voya Index Solution 2030 Portfolio
Class ADV	$1,000.00	$1,055.70	0.56%	$2.90	$1,000.00	$1,022.38	0.56%	$2.85
Class I	1,000.00	1,058.40	0.06	0.31	1,000.00	1,024.90	0.06	0.31
Class S	1,000.00	1,057.30	0.31	1.61	1,000.00	1,023.64	0.31	1.58
Class S2	1,000.00	1,056.00	0.46	2.38	1,000.00	1,022.89	0.46	2.35
Class Z	1,000.00	1,058.40	0.00	0.00	1,000.00	1,025.21	0.00	0.00

15

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio*	2023**	2023	2023	Ratio*	2023**

Voya Index Solution 2035 Portfolio
Class ADV	$1,000.00	$1,059.60	0.55%	$2.86	$1,000.00	$1,022.43	0.55%	$2.80
Class I	1,000.00	1,062.20	0.05	0.26	1,000.00	1,024.95	0.05	0.26
Class S	1,000.00	1,060.60	0.30	1.56	1,000.00	1,023.69	0.30	1.53
Class S2	1,000.00	1,060.10	0.45	2.34	1,000.00	1,022.94	0.45	2.29
Class Z	1,000.00	1,062.90	0.00	0.00	1,000.00	1,025.21	0.00	0.00
...
Voya Index Solution 2040 Portfolio
Class ADV	$1,000.00	$1,062.20	0.58%	$3.01	$1,000.00	$1,022.28	0.58%	$2.96
Class I	1,000.00	1,065.60	0.08	0.42	1,000.00	1,024.80	0.08	0.41
Class S	1,000.00	1,063.80	0.33	1.72	1,000.00	1,023.54	0.33	1.68
Class S2	1,000.00	1,063.20	0.48	2.50	1,000.00	1,022.79	0.48	2.45
Class Z	1,000.00	1,065.70	0.00	0.00	1,000.00	1,025.21	0.00	0.00
...
Voya Index Solution 2045 Portfolio
Class ADV	$1,000.00	$1,064.80	0.57%	$2.97	$1,000.00	$1,022.33	0.57%	$2.91
Class I	1,000.00	1,067.50	0.07	0.36	1,000.00	1,024.85	0.07	0.36
Class S	1,000.00	1,066.10	0.32	1.67	1,000.00	1,023.59	0.32	1.63
Class S2	1,000.00	1,064.40	0.47	2.45	1,000.00	1,022.84	0.47	2.40
Class Z	1,000.00	1,067.10	0.00	0.00	1,000.00	1,025.21	0.00	0.00
...
Voya Index Solution 2050 Portfolio
Class ADV	$1,000.00	$1,065.30	0.62%	$3.23	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,067.60	0.12	0.63	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,065.90	0.37	1.93	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,065.70	0.52	2.71	1,000.00	1,022.58	0.52	2.65
Class Z	1,000.00	1,068.50	0.00	0.00	1,000.00	1,025.21	0.00	0.00
...
Voya Index Solution 2055 Portfolio
Class ADV	$1,000.00	$1,065.00	0.62%	$3.23	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,067.40	0.12	0.63	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,066.70	0.37	1.93	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,065.50	0.52	2.71	1,000.00	1,022.58	0.52	2.65
Class Z	1,000.00	1,068.00	0.00	0.00	1,000.00	1,025.21	0.00	0.00
...
Voya Index Solution 2060 Portfolio
Class ADV	$1,000.00	$1,064.80	0.62%	$3.23	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,067.60	0.12	0.63	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,066.80	0.37	1.93	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,065.60	0.52	2.71	1,000.00	1,022.58	0.52	2.65
Class Z	1,000.00	1,068.20	0.00	0.00	1,000.00	1,025.21	0.00	0.00
...
Voya Index Solution 2065 Portfolio
Class ADV	$1,000.00	$1,065.60	0.66%	$3.44	$1,000.00	$1,021.88	0.66%	$3.36
Class I	1,000.00	1,067.90	0.16	0.83	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	1,067.20	0.41	2.14	1,000.00	1,023.14	0.41	2.09
Class S2	1,000.00	1,066.50	0.56	2.92	1,000.00	1,022.38	0.56	2.85
Class Z	1,000.00	1,068.50	0.00	0.00	1,000.00	1,025.21	0.00	0.00

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio and Voya Index Solution 2065 Portfolio and the Board of Directors of Voya Partners, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio and Voya Index Solution 2065 Portfolio (collectively referred to as the “Portfolios”) (ten of the portfolios constituting Voya Partners, Inc. (the “Company”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (ten of the portfolios constituting Voya Partners, Inc.) at December 31, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting		Statements of changes
Voya Partners, Inc.	Statement of Operations	in net assets	Financial highlights
Voya Index Solution Income Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Index Solution 2025 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Index Solution 2030 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Index Solution 2035 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Index Solution 2040 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Index Solution 2045 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Index Solution 2050 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Index Solution 2055 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Index Solution 2060 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the four years in the period then ended December 31, 2023
Voya Index Solution 2065 Portfolio	For the year ended December 31, 2023	For each of the two years in the period then ended December 31, 2023	For each of the three years in the period then ended December 31, 2023 and the period from July 29, 2020 (commencement of operations) through December 31, 2020

The financial highlights for the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 28, 2024

18

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	Voya Index	Voya Index	Voya Index	Voya Index
	Solution Income	Solution 2025	Solution 2030	Solution 2035
	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$551,627,424	$951,359,223	$850,057,058	$1,440,198,083
Investments in unaffiliated underlying funds at fair value**	131,461,383	140,917,759	62,526,442	58,964,539
Short-term investments at fair value†	595,322	–	–	–
Cash	–	2,742,076	1,956,572	2,522,213
Receivables:
Investments in affiliated underlying funds sold	–	–	714,486	343,462
Fund shares sold	406,769	1,410,629	104,787	644,482
Dividends	–	–	–	293
Interest	–	1,515	2,742	4,327
Prepaid expenses	6,016	9,145	7,058	11,207
Reimbursement due from Investment Adviser	118,661	191,134	192,942	284,817
Other assets	21,934	26,318	10,651	24,904
Total assets	684,237,509	1,096,657,799	915,572,738	1,502,998,327
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	44,990	1,410,362	49	–
Payable for investments in unaffiliated underlying funds purchased	111,990	–	–	–
Payable for fund shares redeemed	361,883	–	819,273	987,944
Payable for investment management fees	145,691	215,303	167,107	263,101
Payable for distribution and shareholder service fees	51,655	83,044	25,985	89,164
Payable to directors under the deferred compensation plan (Note 6)	21,934	26,318	10,651	24,904
Payable for directors fees	5,320	7,077	5,657	8,145
Other accrued expenses and liabilities	71,127	81,366	51,348	94,685
Total liabilities	814,590	1,823,470	1,080,070	1,467,943
NET ASSETS	$683,422,919	$1,094,834,329	$914,492,668	$1,501,530,384
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$726,564,819	$1,102,745,738	$907,844,478	$1,474,575,561
Total distributable earnings (loss)	(43,141,900)	(7,911,409)	6,648,190	26,954,823
NET ASSETS	$683,422,919	$1,094,834,329	$914,492,668	$1,501,530,384
* Cost of investments in affiliated underlying funds	$524,188,900	$880,140,062	$781,065,749	$1,306,210,107
** Cost of investments in unaffiliated underlying funds	$132,823,976	$139,830,318	$60,639,707	$55,266,057
† Cost of short-term investments	$595,322	$—	$—	$—

See Accompanying Notes to Financial Statements

19

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023 (continued)

	Voya Index	Voya Index	Voya Index	Voya Index
	Solution Income	Solution 2025	Solution 2030	Solution 2035
	Portfolio	Portfolio	Portfolio	Portfolio
Class ADV
Net assets	$62,868,493	$121,089,617	$39,017,732	$128,914,369
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,776,102	12,101,993	2,665,815	12,139,108
Net asset value and redemption price per share	$9.28	$10.01	$14.64	$10.62
Class I
Net assets	$13,347,520	$46,876,417	$12,731,237	$64,960,498
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,395,196	4,543,952	835,573	5,898,128
Net asset value and redemption price per share	$9.57	$10.32	$15.24	$11.01
Class S
Net assets	$89,412,695	$95,814,308	$15,760,881	$94,815,196
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,452,089	9,413,911	1,044,057	8,752,409
Net asset value and redemption price per share	$9.46	$10.18	$15.10	$10.83
Class S2
Net assets	$18,714,876	$36,241,442	$19,520,099	$47,747,516
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,040,901	3,657,323	1,325,332	4,523,931
Net asset value and redemption price per share	$9.17	$9.91	$14.73	$10.55
Class Z
Net assets	$499,079,335	$794,812,545	$827,462,719	$1,165,092,805
Shares authorized	300,000,000	300,000,000	100,000,000	300,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	51,271,064	75,639,305	53,388,779	103,590,579
Net asset value and redemption price per share	$9.73	$10.51	$15.50	$11.25

See Accompanying Notes to Financial Statements

20

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	Voya Index	Voya Index	Voya Index	Voya Index
	Solution 2040	Solution 2045	Solution 2050	Solution 2055
	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$885,392,651	$1,144,877,449	$730,980,666	$751,356,892
Investments in unaffiliated underlying funds at fair value**	35,829,170	47,043,216	15,106,723	15,467,534
Cash	1,864,554	1,312,285	657,589	630,467
Receivables:
Fund shares sold	499,567	1,014,154	258,473	658,535
Interest	6,188	3,877	2,071	2,239
Prepaid expenses	6,590	8,651	5,108	5,226
Reimbursement due from Investment Adviser	178,041	242,784	153,792	155,965
Other assets	8,197	17,138	5,687	7,305
Total assets	923,784,958	1,194,519,554	747,170,109	768,284,163
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	1,499,939	994,099	218,590	518,642
Payable for investments in unaffiliated underlying funds purchased	312,546	–	–	–
Payable for fund shares redeemed	7,800	19,949	39,842	139,843
Payable for investment management fees	161,640	208,770	128,024	131,306
Payable for distribution and shareholder service fees	16,870	68,384	13,320	39,581
Payable to directors under the deferred compensation plan (Note 6)	8,197	17,138	5,687	7,305
Payable for directors fees	5,406	6,411	4,047	4,255
Other accrued expenses and liabilities	49,803	78,923	42,919	69,052
Total liabilities	2,062,201	1,393,674	452,429	909,984
NET ASSETS	$921,722,757	$1,193,125,880	$746,717,680	$767,374,179
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$891,425,139	$1,141,959,886	$711,522,885	$728,721,808
Total distributable earnings	30,297,618	51,165,994	35,194,795	38,652,371
NET ASSETS	$921,722,757	$1,193,125,880	$746,717,680	$767,374,179
* Cost of investments in affiliated underlying funds	$792,557,753	$1,014,386,877	$647,328,104	$665,078,177
** Cost of investments in unaffiliated underlying funds	$33,591,306	$43,768,268	$13,735,509	$14,064,454

See Accompanying Notes to Financial Statements

21

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023 (continued)

	Voya Index	Voya Index	Voya Index	Voya Index
	Solution 2040	Solution 2045	Solution 2050	Solution 2055
	Portfolio	Portfolio	Portfolio	Portfolio
Class ADV
Net assets	$28,768,618	$102,368,885	$21,756,904	$53,818,739
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,776,450	9,012,005	1,283,107	3,462,972
Net asset value and redemption price per share	$16.19	$11.36	$16.96	$15.54
Class I
Net assets	$14,791,546	$60,301,152	$18,482,129	$52,450,679
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	878,419	5,060,269	1,054,885	3,260,442
Net asset value and redemption price per share	$16.84	$11.92	$17.52	$16.09
Class S
Net assets	$14,681,550	$64,053,106	$12,363,330	$38,902,325
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	874,353	5,489,485	708,000	2,458,113
Net asset value and redemption price per share	$16.79	$11.67	$17.46	$15.83
Class S2
Net assets	$5,656,733	$37,431,388	$4,841,447	$27,217,280
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	344,792	3,305,763	283,793	1,748,394
Net asset value and redemption price per share	$16.41	$11.32	$17.06	$15.57
Class Z
Net assets	$857,824,310	$928,971,349	$689,273,870	$594,985,156
Shares authorized	100,000,000	300,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	50,073,754	76,379,826	38,721,841	36,275,025
Net asset value and redemption price per share	$17.13	$12.16	$17.80	$16.40

See Accompanying Notes to Financial Statements

22

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	Voya Index	Voya Index
	Solution 2060	Solution 2065
	Portfolio	Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$432,381,685	$88,594,686
Investments in unaffiliated underlying funds at fair value**	8,804,697	1,462,260
Cash	361,436	173,251
Receivables:
Investments in affiliated underlying funds sold	–	35,873
Fund shares sold	340,622	102,500
Dividends	–	16
Interest	1,269	287
Prepaid expenses	2,824	428
Reimbursement due from Investment Adviser	91,156	23,498
Other assets	2,219	145
Total assets	441,985,908	90,392,944
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	337,183	–
Payable for fund shares redeemed	3,401	138,375
Payable for investment management fees	75,261	15,297
Payable for distribution and shareholder service fees	9,799	2,629
Payable to directors under the deferred compensation plan (Note 6)	2,219	145
Payable for directors fees	2,412	645
Other accrued expenses and liabilities	34,223	13,982
Total liabilities	464,498	171,073
NET ASSETS	$441,521,410	$90,221,871
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$422,712,191	$84,901,309
Total distributable earnings	18,809,219	5,320,562
NET ASSETS	$441,521,410	$90,221,871
* Cost of investments in affiliated underlying funds	$383,483,021	$79,224,891
** Cost of investments in unaffiliated underlying funds	$8,007,171	$1,319,506

See Accompanying Notes to Financial Statements

23

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023 (continued)

	Voya Index	Voya Index
	Solution 2060	Solution 2065
	Portfolio	Portfolio
Class ADV
Net assets	$16,901,976	$3,585,449
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,235,283	306,376
Net asset value and redemption price per share	$13.68	$11.70
Class I
Net assets	$31,714,248	$9,139,540
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	2,257,521	774,517
Net asset value and redemption price per share	$14.05	$11.80
Class S
Net assets	$8,532,641	$3,649,090
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	614,867	310,688
Net asset value and redemption price per share	$13.88	$11.75
Class S2
Net assets	$3,219,234	$1,337,276
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	233,849	114,210
Net asset value and redemption price per share	$13.77	$11.71
Class Z
Net assets	$381,153,311	$72,510,516
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	26,689,787	6,113,449
Net asset value and redemption price per share	$14.28	$11.86

See Accompanying Notes to Financial Statements

24

STATEMENTS OF OPERATIONS for the year ended December 31, 2023

	Voya Index	Voya Index	Voya Index	Voya Index
	Solution Income	Solution 2025	Solution 2030	Solution 2035
	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$14,518,984	$16,846,370	$11,941,998	$14,919,492
Dividends from unaffiliated underlying funds	4,706,775	4,139,624	1,913,554	2,040,199
Interest	20,366	141,975	156,862	213,250
Other	3,248	5,036	3,980	6,407
Total investment income	19,249,373	21,133,005	14,016,394	17,179,348
EXPENSES:
Investment management fees	1,659,000	2,401,528	1,815,283	2,853,622
Distribution and shareholder service fees:
Class ADV	326,107	607,678	190,982	632,204
Class S	228,653	237,100	36,186	220,229
Class S2	69,533	133,669	61,896	165,791
Transfer agent fees:
Class ADV	24,924	47,024	22,697	68,240
Class I	4,619	16,982	6,465	31,125
Class S	34,954	36,690	8,603	47,534
Class S2	6,643	12,920	9,201	22,359
Class Z	642	922	1,322	1,261
Shareholder reporting expense	2,964	7,685	8,280	6,630
Registration fees	—	1,932	7,290	13,796
Professional fees	42,800	75,800	60,825	87,275
Custody and accounting expense	43,714	51,800	47,680	72,383
Directors fees	20,086	29,225	24,125	36,550
Miscellaneous expense	30,706	44,672	37,899	49,819
Interest expense	252	142	—	—
Total expenses	2,495,597	3,705,769	2,338,734	4,308,818
Waived and reimbursed fees	(1,781,184)	(2,584,696)	(1,981,499)	(3,089,461)
Net expenses	714,413	1,121,073	357,235	1,219,357
Net investment income	18,534,960	20,011,932	13,659,159	15,959,991
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(67,103,209)	(66,743,388)	(52,479,836)	(91,524,872)
Sale of affiliated funding agreements	811,829	906,473	437,382	—
Sale of unaffiliated underlying funds	(9,089,961)	(13,344,129)	(9,424,466)	(13,851,618)
Futures	(1,198,475)	(5,136,620)	(4,018,108)	(6,437,555)
Net realized loss	(76,579,816)	(84,317,664)	(65,485,028)	(111,814,045)
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	117,328,808	184,856,521	162,051,014	294,905,372
Unaffiliated underlying funds	11,330,382	17,428,174	13,003,246	19,777,874
Futures	(64,070)	(298,759)	(230,560)	(357,043)
Net change in unrealized appreciation (depreciation)	128,595,120	201,985,936	174,823,700	314,326,203
Net realized and unrealized gain	52,015,304	117,668,272	109,338,672	202,512,158
Increase in net assets resulting from operations	$70,550,264	$137,680,204	$122,997,831	$218,472,149

See Accompanying Notes to Financial Statements

25

STATEMENTS OF OPERATIONS for the year ended December 31, 2023

	Voya Index	Voya Index	Voya Index	Voya Index
	Solution 2040	Solution 2045	Solution 2050	Solution 2055
	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$5,405,985	$4,411,766	$2,348,020	$2,186,378
Dividends from unaffiliated underlying funds	1,214,924	1,379,066	134,707	137,853
Interest	120,681	184,832	98,518	99,828
Other	3,818	5,010	3,016	3,090
Total investment income	6,745,408	5,980,674	2,584,261	2,427,149
EXPENSES:
Investment management fees	1,699,837	2,207,170	1,313,199	1,344,832
Distribution and shareholder service fees:
Class ADV	136,064	491,352	100,731	248,144
Class S	31,781	147,756	27,875	84,997
Class S2	19,399	129,413	17,262	90,343
Transfer agent fees:
Class ADV	20,578	67,882	23,317	58,237
Class I	9,269	37,006	18,051	52,736
Class S	9,616	40,824	12,902	39,877
Class S2	3,668	22,345	4,995	26,478
Class Z	1,537	1,273	762	1,163
Shareholder reporting expense	6,250	7,325	5,663	9,642
Registration fees	12,418	12,054	11,770	10,587
Professional fees	57,990	75,420	42,734	45,110
Custody and accounting expense	50,602	60,448	38,500	40,030
Directors fees	20,125	29,625	17,661	18,979
Miscellaneous expense	38,678	43,064	30,600	31,396
Interest expense	—	269	—	—
Total expenses	2,117,812	3,373,226	1,666,022	2,102,551
Waived and reimbursed fees	(1,866,259)	(2,409,569)	(1,444,829)	(1,487,420)
Net expenses	251,553	963,657	221,193	615,131
Net investment income	6,493,855	5,017,017	2,363,068	1,812,018
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(52,547,177)	(60,728,913)	(37,535,793)	(35,812,813)
Sale of unaffiliated underlying funds	(7,823,794)	(10,186,862)	(5,229,691)	(5,415,600)
Futures	(3,832,869)	(6,120,916)	(3,648,253)	(3,745,283)
Net realized loss	(64,203,840)	(77,036,691)	(46,413,737)	(44,973,696)
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	189,296,721	251,118,732	157,034,026	158,797,898
Unaffiliated underlying funds	11,356,440	15,305,486	7,893,317	8,141,236
Futures	(210,587)	(319,383)	(203,085)	(205,762)
Net change in unrealized appreciation (depreciation)	200,442,574	266,104,835	164,724,258	166,733,372
Net realized and unrealized gain	136,238,734	189,068,144	118,310,521	121,759,676
Increase in net assets resulting from operations	$142,732,589	$194,085,161	$120,673,589	$123,571,694

See Accompanying Notes to Financial Statements

26

STATEMENTS OF OPERATIONS for the year ended December 31, 2023

	Voya Index	Voya Index
	Solution 2060	Solution 2065
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,138,177	$177,229
Dividends from unaffiliated underlying funds	85,165	49,528
Interest	54,961	1,461
Other	1,705	288
Total investment income	1,280,008	228,506
EXPENSES:
Investment management fees	747,142	132,494
Distribution and shareholder service fees:
Class ADV	73,425	15,320
Class S	17,748	7,147
Class S2	10,907	3,296
Transfer agent fees:
Class ADV	17,172	5,044
Class I	30,520	9,644
Class S	8,298	4,699
Class S2	3,191	1,350
Class Z	697	443
Shareholder reporting expense	5,278	4,172
Registration fees	8,442	3,160
Professional fees	25,638	8,030
Custody and accounting expense	23,608	8,329
Directors fees	11,034	1,974
Miscellaneous expense	20,278	9,489
Total expenses	1,003,378	214,591
Waived and reimbursed fees	(833,120)	(166,285)
Net expenses	170,258	48,306
Net investment income	1,109,750	180,200
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(22,995,285)	(2,422,220)
Sale of unaffiliated underlying funds	(2,501,248)	(305,420)
Futures	(2,045,528)	—
Net realized loss	(27,542,061)	(2,727,640)
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	91,450,195	14,389,598
Unaffiliated underlying funds	4,051,428	507,821
Futures	(114,061)	—
Net change in unrealized appreciation (depreciation)	95,387,562	14,897,419
Net realized and unrealized gain	67,845,501	12,169,779
Increase in net assets resulting from operations	$68,955,251	$12,349,979

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index		Voya Index
	Solution Income Portfolio		Solution 2025 Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$18,534,960	$17,422,040	$20,011,932	$23,497,463
Net realized gain (loss)	(76,579,816)	10,858,986	(84,317,664)	36,961,475
Net change in unrealized appreciation (depreciation)	128,595,120	(154,683,683)	201,985,936	(269,055,339)
Increase (decrease) in net assets resulting from operations	70,550,264	(126,402,657)	137,680,204	(208,596,401)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(2,366,049)	(8,560,615)	(6,337,632)	(15,912,065)
Class I	(497,279)	(1,492,677)	(2,500,404)	(5,687,644)
Class S	(3,563,536)	(11,842,722)	(5,163,738)	(11,317,056)
Class S2	(692,207)	(1,936,236)	(1,805,786)	(3,631,410)
Class Z	(21,350,352)	(60,976,656)	(44,054,777)	(93,404,240)
Total distributions	(28,469,423)	(84,808,906)	(59,862,337)	(129,952,415)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	37,575,830	41,556,187	67,718,579	101,097,482
Reinvestment of distributions	28,469,423	84,808,906	59,862,337	129,952,415
	66,045,253	126,365,093	127,580,916	231,049,897
Cost of shares redeemed	(115,574,848)	(156,160,356)	(155,720,161)	(181,859,959)
Net increase (decrease) in net assets resulting from capital share transactions	(49,529,595)	(29,795,263)	(28,139,245)	49,189,938
Net increase (decrease) in net assets	(7,448,754)	(241,006,826)	49,678,622	(289,358,878)
NET ASSETS:
Beginning of year or period	690,871,673	931,878,499	1,045,155,707	1,334,514,585
End of year or period	$683,422,919	$690,871,673	$1,094,834,329	$1,045,155,707

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index		Voya Index
	Solution 2030 Portfolio		Solution 2035 Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$13,659,159	$17,552,341	$15,959,991	$25,578,899
Net realized gain (loss)	(65,485,028)	36,873,418	(111,814,045)	78,259,812
Net change in unrealized appreciation (depreciation)	174,823,700	(209,124,999)	314,326,203	(366,806,716)
Increase (decrease) in net assets resulting from operations	122,997,831	(154,699,240)	218,472,149	(262,968,005)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(2,635,400)	(4,213,343)	(9,884,830)	(15,561,975)
Class I	(805,503)	(1,113,804)	(4,797,108)	(6,544,640)
Class S	(1,096,605)	(1,234,903)	(7,205,831)	(9,979,024)
Class S2	(1,115,490)	(1,401,576)	(3,414,569)	(4,140,531)
Class Z	(55,188,688)	(79,092,006)	(86,935,022)	(113,337,030)
Total distributions	(60,841,686)	(87,055,632)	(112,237,360)	(149,563,200)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	83,387,519	94,738,799	146,295,693	162,739,894
Reinvestment of distributions	60,841,686	87,055,632	112,237,360	149,563,200
	144,229,205	181,794,431	258,533,053	312,303,094
Cost of shares redeemed	(89,271,983)	(85,985,821)	(111,983,776)	(121,857,789)
Net increase in net assets resulting from capital share transactions	54,957,222	95,808,610	146,549,277	190,445,305
Net increase (decrease) in net assets	117,113,367	(145,946,262)	252,784,066	(222,085,900)
NET ASSETS:
Beginning of year or period	797,379,301	943,325,563	1,248,746,318	1,470,832,218
End of year or period	$914,492,668	$797,379,301	$1,501,530,384	$1,248,746,318

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index		Voya Index
	Solution 2040 Portfolio		Solution 2045 Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$6,493,855	$14,901,102	$5,017,017	$18,474,275
Net realized gain (loss)	(64,203,840)	48,573,794	(77,036,691)	75,501,317
Net change in unrealized appreciation (depreciation)	200,442,574	(213,701,052)	266,104,835	(299,790,932)
Increase (decrease) in net assets resulting from operations	142,732,589	(150,226,156)	194,085,161	(205,815,340)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(2,220,501)	(3,121,988)	(9,009,512)	(13,539,249)
Class I	(1,022,833)	(1,107,825)	(5,058,193)	(6,436,933)
Class S	(1,066,425)	(1,320,597)	(5,559,066)	(7,359,967)
Class S2	(414,574)	(448,995)	(3,060,692)	(3,611,725)
Class Z	(63,477,601)	(77,839,730)	(77,619,082)	(97,148,263)
Total distributions	(68,201,934)	(83,839,135)	(100,306,545)	(128,096,137)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	106,594,540	114,007,686	122,175,304	134,502,088
Reinvestment of distributions	68,201,934	83,839,135	100,306,545	128,096,137
	174,796,474	197,846,821	222,481,849	262,598,225
Cost of shares redeemed	(58,275,521)	(53,037,052)	(80,431,957)	(99,196,355)
Net increase in net assets resulting from capital share transactions	116,520,953	144,809,769	142,049,892	163,401,870
Net increase (decrease) in net assets	191,051,608	(89,255,522)	235,828,508	(170,509,607)
NET ASSETS:
Beginning of year or period	730,671,149	819,926,671	957,297,372	1,127,806,979
End of year or period	$921,722,757	$730,671,149	$1,193,125,880	$957,297,372

See Accompanying Notes to Financial Statements

30

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index		Voya Index
	Solution 2050 Portfolio		Solution 2055 Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$2,363,068	$10,721,745	$1,812,018	$10,487,707
Net realized gain (loss)	(46,413,737)	41,260,254	(44,973,696)	42,041,583
Net change in unrealized appreciation (depreciation)	164,724,258	(162,902,838)	166,733,372	(168,087,935)
Increase (decrease) in net assets resulting from operations	120,673,589	(110,920,839)	123,571,694	(115,558,645)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,670,097)	(2,272,085)	(4,016,524)	(5,782,113)
Class I	(1,337,654)	(1,244,567)	(3,799,514)	(4,575,251)
Class S	(950,666)	(1,102,710)	(2,842,817)	(3,473,222)
Class S2	(356,003)	(440,472)	(1,884,236)	(2,181,304)
Class Z	(51,224,722)	(57,577,310)	(43,205,136)	(50,916,980)
Total distributions	(55,539,142)	(62,637,144)	(55,748,227)	(66,928,870)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	111,055,102	106,314,041	112,888,968	118,011,556
Reinvestment of distributions	55,539,142	62,637,144	55,748,227	66,928,870
	166,594,244	168,951,185	168,637,195	184,940,426
Cost of shares redeemed	(41,573,977)	(33,721,586)	(39,078,400)	(53,238,909)
Net increase in net assets resulting from capital share transactions	125,020,267	135,229,599	129,558,795	131,701,517
Net increase (decrease) in net assets	190,154,714	(38,328,384)	197,382,262	(50,785,998)
NET ASSETS:
Beginning of year or period	556,562,966	594,891,350	569,991,917	620,777,915
End of year or period	$746,717,680	$556,562,966	$767,374,179	$569,991,917

See Accompanying Notes to Financial Statements

31

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index		Voya Index
	Solution 2060 Portfolio		Solution 2065 Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$1,109,750	$5,469,978	$180,200	$615,874
Net realized gain (loss)	(27,542,061)	19,398,313	(2,727,640)	391,410
Net change in unrealized appreciation (depreciation)	95,387,562	(80,518,975)	14,897,419	(6,114,695)
Increase (decrease) in net assets resulting from operations	68,955,251	(55,650,684)	12,349,979	(5,107,411)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,061,699)	(1,397,248)	—	(200,127)
Class I	(1,973,710)	(2,142,050)	—	(208,012)
Class S	(514,887)	(629,695)	—	(141,422)
Class S2	(194,869)	(224,780)	—	(36,383)
Class Z	(23,950,349)	(26,530,933)	—	(2,160,353)
Total distributions	(27,695,514)	(30,924,706)	—	(2,746,297)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	90,136,541	88,274,975	40,670,874	32,291,656
Reinvestment of distributions	27,695,514	30,924,706	—	2,746,297
	117,832,055	119,199,681	40,670,874	35,037,953
Cost of shares redeemed	(20,339,907)	(20,938,977)	(6,536,429)	(4,634,403)
Net increase in net assets resulting from capital share transactions	97,492,148	98,260,704	34,134,445	30,403,550
Net increase in net assets	138,751,885	11,685,314	46,484,424	22,549,842
NET ASSETS:
Beginning of year or period	302,769,525	291,084,211	43,737,447	21,187,605
End of year or period	$441,521,410	$302,769,525	$90,221,871	$43,737,447

See Accompanying Notes to Financial Statements

32

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Index Solution Income Portfolio
Class ADV
12-31-23	8.72	0.20●	0.70	0.90	0.19	0.15	—	0.34	—	9.28	10.46	0.80	0.54	0.54	2.28	62,868	128
12-31-22	11.45	0.16●	(1.77)	(1.61)	0.26	0.86	—	1.12	—	8.72	(14.57)	0.78	0.71	0.71	1.67	69,320	51
12-31-21	11.27	0.16●	0.47	0.63	0.16	0.29	—	0.45	—	11.45	5.62	0.80	0.74	0.74	1.40	96,649	30
12-31-20	10.54	0.20●	0.91	1.11	0.17	0.21	—	0.38	—	11.27	10.74	0.79	0.74	0.74	1.85	104,557	45
12-31-19	9.66	0.16●	1.05	1.21	0.18	0.15	—	0.33	—	10.54	12.62	0.76	0.74	0.74	1.52	81,027	38
Class I
12-31-23	8.99	0.26●	0.71	0.97	0.24	0.15	—	0.39	—	9.57	11.04	0.30	0.04	0.04	2.78	13,348	128
12-31-22	11.78	0.22●	(1.82)	(1.60)	0.33	0.86	—	1.19	—	8.99	(14.13)	0.28	0.21	0.21	2.17	11,434	51
12-31-21	11.58	0.22●	0.48	0.70	0.21	0.29	—	0.50	—	11.78	6.09	0.30	0.24	0.24	1.87	15,867	30
12-31-20	10.82	0.25●	0.95	1.20	0.23	0.21	—	0.44	—	11.58	11.32	0.29	0.24	0.24	2.31	20,513	45
12-31-19	9.92	0.21●	1.08	1.29	0.24	0.15	—	0.39	—	10.82	13.16	0.26	0.24	0.24	2.02	18,653	38
Class S
12-31-23	8.89	0.23●	0.70	0.93	0.21	0.15	—	0.36	—	9.46	10.72	0.55	0.29	0.29	2.53	89,413	128
12-31-22	11.65	0.19●	(1.80)	(1.61)	0.29	0.86	—	1.15	—	8.89	(14.32)	0.53	0.46	0.46	1.92	94,618	51
12-31-21	11.46	0.19●	0.47	0.66	0.18	0.29	—	0.47	—	11.65	5.81	0.55	0.49	0.49	1.65	131,694	30
12-31-20	10.71	0.23	0.93	1.16	0.20	0.21	—	0.41	—	11.46	11.05	0.54	0.49	0.49	2.10	147,405	45
12-31-19	9.82	0.19●	1.06	1.25	0.21	0.15	—	0.36	—	10.71	12.88	0.51	0.49	0.49	1.78	136,385	38
Class S2
12-31-23	8.63	0.21●	0.69	0.90	0.21	0.15	—	0.36	—	9.17	10.59	0.70	0.44	0.44	2.38	18,715	128
12-31-22	11.36	0.18●	(1.76)	(1.58)	0.29	0.86	—	1.15	—	8.63	(14.47)	0.68	0.61	0.61	1.81	16,493	51
12-31-21	11.20	0.17●	0.47	0.64	0.19	0.29	—	0.48	—	11.36	5.69	0.70	0.64	0.64	1.50	18,519	30
12-31-20	10.48	0.21●	0.90	1.11	0.18	0.21	—	0.39	—	11.20	10.79	0.69	0.64	0.64	1.99	16,526	45
12-31-19	9.61	0.16●	1.05	1.21	0.19	0.15	—	0.34	—	10.48	12.70	0.66	0.64	0.64	1.55	8,387	38
Class Z
12-31-23	9.16	0.27●	0.71	0.98	0.26	0.15	—	0.41	—	9.73	10.98	0.26	0.00*	0.00*	2.82	499,079	128
12-31-22	11.96	0.24●	(1.85)	(1.61)	0.33	0.86	—	1.19	—	9.16	(13.94)	0.24	0.00*	0.00*	2.38	499,006	51
12-31-21	11.72	0.25●	0.50	0.75	0.22	0.29	—	0.51	—	11.96	6.41	0.26	0.00*	0.00*	2.14	669,150	30
12-31-20	10.93	0.30●	0.93	1.23	0.23	0.21	—	0.44	—	11.72	11.48	0.25	0.00*	0.00*	2.66	705,082	45
12-31-19	9.99	0.25●	1.08	1.33	0.24	0.15	—	0.39	—	10.93	13.47	0.26	0.00*	0.00*	2.32	230,574	38
Voya Index Solution 2025 Portfolio
Class ADV
12-31-23	9.31	0.14●	1.08	1.22	0.18	0.34	—	0.52	—	10.01	13.35	0.79	0.54	0.54	1.45	121,090	127
12-31-22	12.53	0.16●	(2.13)	(1.97)	0.20	1.05	—	1.25	—	9.31	(16.26)	0.77	0.70	0.70	1.48	123,760	50
12-31-21	12.08	0.13●	1.09	1.22	0.22	0.55	—	0.77	—	12.53	10.20	0.79	0.74	0.74	1.07	176,976	40
12-31-20	11.22	0.19●	1.17	1.36	0.17	0.33	—	0.50	—	12.08	12.50	0.79	0.74	0.74	1.70	186,131	50
12-31-19	9.99	0.17●	1.61	1.78	0.16	0.39	—	0.55	—	11.22	18.15	0.75	0.72	0.72	1.55	193,477	28
Class I
12-31-23	9.59	0.19●	1.11	1.30	0.23	0.34	—	0.57	—	10.32	13.92	0.29	0.04	0.04	1.95	46,876	127
12-31-22	12.88	0.22●	(2.18)	(1.96)	0.28	1.05	—	1.33	—	9.59	(15.81)	0.27	0.20	0.20	2.00	41,957	50
12-31-21	12.40	0.20●	1.11	1.31	0.28	0.55	—	0.83	—	12.88	10.70	0.29	0.24	0.24	1.56	53,067	40
12-31-20	11.51	0.24●	1.21	1.45	0.23	0.33	—	0.56	—	12.40	13.05	0.29	0.24	0.24	2.13	52,341	50
12-31-19	10.24	0.23●	1.65	1.88	0.22	0.39	—	0.61	—	11.51	18.78	0.25	0.22	0.22	2.07	60,504	28
Class S
12-31-23	9.46	0.17●	1.10	1.27	0.21	0.34	—	0.55	—	10.18	13.69	0.54	0.29	0.29	1.70	95,814	127
12-31-22	12.72	0.19●	(2.17)	(1.98)	0.23	1.05	—	1.28	—	9.46	(16.09)	0.52	0.45	0.45	1.74	93,780	50
12-31-21	12.26	0.17●	1.09	1.26	0.25	0.55	—	0.80	—	12.72	10.42	0.54	0.49	0.49	1.33	134,629	40
12-31-20	11.38	0.24●	1.17	1.41	0.20	0.33	—	0.53	—	12.26	12.83	0.54	0.49	0.49	1.97	135,558	50

See Accompanying Notes to Financial Statements

33

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Index Solution 2025 Portfolio (continued)
Class S (continued)
12-31-19	10.13	0.21	1.62	1.83	0.19	0.39	—	0.58	—	11.38	18.46	0.50	0.47	0.47	1.82	133,118	28
Class S2
12-31-23	9.23	0.15●	1.07	1.22	0.20	0.34	—	0.54	—	9.91	13.47	0.69	0.44	0.44	1.55	36,241	127
12-31-22	12.45	0.17●	(2.12)	(1.95)	0.22	1.05	—	1.27	—	9.23	(16.21)	0.67	0.60	0.60	1.63	31,566	50
12-31-21	12.02	0.14●	1.07	1.21	0.23	0.55	—	0.78	—	12.45	10.24	0.69	0.64	0.64	1.17	36,074	40
12-31-20	11.17	0.20●	1.18	1.38	0.20	0.33	—	0.53	—	12.02	12.71	0.69	0.64	0.64	1.85	36,080	50
12-31-19	9.96	0.18●	1.60	1.78	0.18	0.39	—	0.57	—	11.17	18.23	0.65	0.62	0.62	1.70	32,859	28
Class Z
12-31-23	9.77	0.20●	1.14	1.34	0.26	0.34	—	0.60	—	10.51	14.00	0.25	0.00*	0.00*	1.99	794,813	127
12-31-22	13.09	0.24●	(2.23)	(1.99)	0.28	1.05	—	1.33	—	9.77	(15.74)	0.24	0.00*	0.00*	2.21	754,094	50
12-31-21	12.56	0.24●	1.12	1.36	0.28	0.55	—	0.83	—	13.09	11.03	0.25	0.00*	0.00*	1.83	933,768	40
12-31-20	11.62	0.29●	1.21	1.50	0.23	0.33	—	0.56	—	12.56	13.36	0.24	0.00*	0.00*	2.49	827,543	50
12-31-19	10.31	0.26●	1.66	1.92	0.22	0.39	—	0.61	—	11.62	19.04	0.25	0.00*	0.00*	2.35	685,495	28
Voya Index Solution 2030 Portfolio
Class ADV
12-31-23	13.69	0.16●	1.82	1.98	0.27	0.76	—	1.03	—	14.64	14.90	0.80	0.56	0.56	1.10	39,018	131
12-31-22	18.37	0.22●	(3.23)	(3.01)	0.26	1.41	—	1.67	—	13.69	(16.89)	0.79	0.70	0.70	1.46	38,122	52
12-31-21	17.23	0.18●	1.84	2.02	0.29	0.59	—	0.88	—	18.37	11.80	0.81	0.74	0.74	1.00	46,915	41
12-31-20	15.89	0.26●	1.77	2.03	0.23	0.46	—	0.69	—	17.23	13.22	0.83	0.74	0.74	1.69	42,311	45
12-31-19	13.81	0.23●	2.53	2.76	0.20	0.48	—	0.68	—	15.89	20.35	0.74	0.73	0.73	1.55	36,621	29
Class I
12-31-23	14.21	0.23●	1.91	2.14	0.35	0.76	—	1.11	—	15.24	15.52	0.30	0.06	0.06	1.59	12,731	131
12-31-22	19.02	0.31●	(3.36)	(3.05)	0.35	1.41	—	1.76	—	14.21	(16.51)	0.29	0.20	0.20	1.97	8,703	52
12-31-21	17.78	0.28●	1.90	2.18	0.35	0.59	—	0.94	—	19.02	12.40	0.31	0.24	0.24	1.51	10,579	41
12-31-20	16.37	0.34●	1.82	2.16	0.29	0.46	—	0.75	—	17.78	13.72	0.33	0.24	0.24	2.13	9,372	45
12-31-19	14.19	0.31●	2.61	2.92	0.26	0.48	—	0.74	—	16.37	21.02	0.24	0.23	0.23	2.01	8,674	29
Class S
12-31-23	14.10	0.20●	1.88	2.08	0.32	0.76	—	1.08	—	15.10	15.17	0.55	0.31	0.31	1.35	15,761	131
12-31-22	18.85	0.27●	(3.33)	(3.06)	0.28	1.41	—	1.69	—	14.10	(16.70)	0.54	0.45	0.45	1.68	12,262	52
12-31-21	17.63	0.23●	1.90	2.13	0.32	0.59	—	0.91	—	18.85	12.18	0.56	0.49	0.49	1.24	20,843	41
12-31-20	16.24	0.31●	1.79	2.10	0.25	0.46	—	0.71	—	17.63	13.45	0.58	0.49	0.49	1.96	17,414	45
12-31-19	14.09	0.28●	2.58	2.86	0.23	0.48	—	0.71	—	16.24	20.67	0.49	0.48	0.48	1.79	14,570	29
Class S2
12-31-23	13.78	0.17●	1.84	2.01	0.30	0.76	—	1.06	—	14.73	15.03	0.70	0.46	0.46	1.19	19,520	131
12-31-22	18.51	0.24●	(3.27)	(3.03)	0.29	1.41	—	1.70	—	13.78	(16.87)	0.69	0.60	0.60	1.57	13,090	52
12-31-21	17.35	0.20●	1.87	2.07	0.32	0.59	—	0.91	—	18.51	12.01	0.71	0.64	0.64	1.12	14,118	41
12-31-20	16.02	0.31●	1.73	2.04	0.25	0.46	—	0.71	—	17.35	13.26	0.73	0.64	0.64	1.96	10,670	45
12-31-19	13.94	0.27●	2.53	2.80	0.24	0.48	—	0.72	—	16.02	20.50	0.64	0.63	0.63	1.77	5,688	29
Class Z
12-31-23	14.43	0.25●	1.93	2.18	0.35	0.76	—	1.11	—	15.50	15.52	0.24	0.00*	0.00*	1.65	827,463	131
12-31-22	19.25	0.35●	(3.40)	(3.05)	0.36	1.41	—	1.77	—	14.43	(16.31)	0.23	0.00*	0.00*	2.16	725,202	52
12-31-21	17.96	0.33●	1.92	2.25	0.37	0.59	—	0.96	—	19.25	12.64	0.25	0.00*	0.00*	1.76	850,871	41
12-31-20	16.48	0.40●	1.83	2.23	0.29	0.46	—	0.75	—	17.96	14.06	0.24	0.00*	0.00*	2.45	699,789	45
12-31-19	14.26	0.36●	2.60	2.96	0.26	0.48	—	0.74	—	16.48	21.20	0.24	0.00*	0.00*	2.30	558,381	29
Voya Index Solution 2035 Portfolio
Class ADV
12-31-23	9.86	0.07●	1.53	1.60	0.16	0.68	—	0.84	—	10.62	16.70	0.78	0.55	0.55	0.70	128,914	128
12-31-22	13.59	0.15●	(2.54)	(2.39)	0.16	1.18	—	1.34	—	9.86	(18.14)	0.77	0.70	0.70	1.37	125,263	41
12-31-21	12.69	0.12●	1.58	1.70	0.19	0.61	—	0.80	—	13.59	13.56	0.80	0.74	0.74	0.89	169,629	38

See Accompanying Notes to Financial Statements

34

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Index Solution 2035 Portfolio (continued)
Class ADV (continued)
12-31-20	11.72	0.18●	1.37	1.55	0.16	0.42	—	0.58	—	12.69	13.85	0.80	0.74	0.74	1.58	172,517	45
12-31-19	10.14	0.17●	2.00	2.17	0.15	0.44	—	0.59	—	11.72	21.91	0.74	0.73	0.73	1.51	186,455	28
Class I
12-31-23	10.20	0.13●	1.58	1.71	0.22	0.68	—	0.90	—	11.01	17.26	0.28	0.05	0.05	1.20	64,960	128
12-31-22	14.03	0.22●	(2.64)	(2.42)	0.23	1.18	—	1.41	—	10.20	(17.76)	0.27	0.20	0.20	1.89	50,433	41
12-31-21	13.07	0.19●	1.64	1.83	0.26	0.61	—	0.87	—	14.03	14.17	0.30	0.24	0.24	1.40	60,969	38
12-31-20	12.06	0.23●	1.43	1.66	0.23	0.42	—	0.65	—	13.07	14.41	0.30	0.24	0.24	2.01	54,401	45
12-31-19	10.42	0.24	2.05	2.29	0.21	0.44	—	0.65	—	12.06	22.58	0.24	0.23	0.23	2.00	64,433	28
Class S
12-31-23	10.05	0.10●	1.55	1.65	0.19	0.68	—	0.87	—	10.83	16.92	0.53	0.30	0.30	0.95	94,815	128
12-31-22	13.83	0.18●	(2.59)	(2.41)	0.19	1.18	—	1.37	—	10.05	(17.95)	0.52	0.45	0.45	1.59	82,072	41
12-31-21	12.90	0.16●	1.61	1.77	0.23	0.61	—	0.84	—	13.83	13.87	0.55	0.49	0.49	1.16	114,671	38
12-31-20	11.91	0.23	1.37	1.60	0.19	0.42	—	0.61	—	12.90	14.12	0.55	0.49	0.49	1.86	112,188	45
12-31-19	10.29	0.21	2.03	2.24	0.18	0.44	—	0.62	—	11.91	22.36	0.49	0.48	0.48	1.76	110,305	28
Class S2
12-31-23	9.81	0.08●	1.52	1.60	0.18	0.68	—	0.86	—	10.55	16.82	0.68	0.45	0.45	0.80	47,748	128
12-31-22	13.54	0.17●	(2.55)	(2.38)	0.17	1.18	—	1.35	—	9.81	(18.10)	0.67	0.60	0.60	1.54	36,931	41
12-31-21	12.66	0.13●	1.58	1.71	0.22	0.61	—	0.83	—	13.54	13.65	0.70	0.64	0.64	0.96	40,801	38
12-31-20	11.71	0.20●	1.36	1.56	0.19	0.42	—	0.61	—	12.66	13.93	0.70	0.64	0.64	1.79	41,739	45
12-31-19	10.13	0.18●	2.00	2.18	0.16	0.44	—	0.60	—	11.71	22.09	0.64	0.63	0.63	1.62	33,877	28
Class Z
12-31-23	10.41	0.14●	1.62	1.76	0.24	0.68	—	0.92	—	11.25	17.41	0.23	0.00*	0.00*	1.26	1,165,093	128
12-31-22	14.27	0.25●	(2.69)	(2.44)	0.24	1.18	—	1.42	—	10.41	(17.62)	0.23	0.00*	0.00*	2.11	954,048	41
12-31-21	13.26	0.23●	1.66	1.89	0.27	0.61	—	0.88	—	14.27	14.41	0.24	0.00*	0.00*	1.67	1,084,762	38
12-31-20	12.20	0.28●	1.43	1.71	0.23	0.42	—	0.65	—	13.26	14.66	0.24	0.00*	0.00*	2.40	876,349	45
12-31-19	10.51	0.27●	2.07	2.34	0.21	0.44	—	0.65	—	12.20	22.88	0.24	0.00*	0.00*	2.31	688,542	28
Voya Index Solution 2040 Portfolio
Class ADV
12-31-23	14.86	0.04●	2.60	2.64	0.24	1.07	—	1.31	—	16.19	18.24	0.81	0.58	0.58	0.25	28,769	126
12-31-22	20.52	0.23●	(3.91)	(3.68)	0.21	1.77	—	1.98	—	14.86	(18.48)	0.81	0.70	0.70	1.36	25,195	40
12-31-21	18.49	0.16●	2.76	2.92	0.25	0.64	—	0.89	—	20.52	15.95	0.84	0.74	0.74	0.83	28,989	35
12-31-20	16.81	0.27	2.16	2.43	0.22	0.53	—	0.75	—	18.49	15.08	0.86	0.74	0.74	1.62	26,276	32
12-31-19	14.29	0.24●	3.01	3.25	0.19	0.54	—	0.73	—	16.81	23.19	0.74	0.73	0.73	1.48	24,422	23
Class I
12-31-23	15.40	0.12●	2.70	2.82	0.31	1.07	—	1.38	—	16.84	18.87	0.31	0.08	0.08	0.75	14,792	126
12-31-22	21.19	0.32●	(4.04)	(3.72)	0.30	1.77	—	2.07	—	15.40	(18.08)	0.31	0.20	0.20	1.87	9,800	40
12-31-21	19.04	0.28●	2.85	3.13	0.34	0.64	—	0.98	—	21.19	16.58	0.34	0.24	0.24	1.35	9,660	35
12-31-20	17.28	0.37●	2.21	2.58	0.29	0.53	—	0.82	—	19.04	15.62	0.36	0.24	0.24	2.20	7,830	32
12-31-19	14.65	0.32●	3.09	3.41	0.24	0.54	—	0.78	—	17.28	23.82	0.24	0.23	0.23	1.95	5,832	23
Class S
12-31-23	15.36	0.08●	2.69	2.77	0.27	1.07	—	1.34	—	16.79	18.56	0.56	0.33	0.33	0.50	14,682	126
12-31-22	21.12	0.26●	(4.01)	(3.75)	0.24	1.77	—	2.01	—	15.36	(18.30)	0.56	0.45	0.45	1.51	11,600	40
12-31-21	18.99	0.23●	2.84	3.07	0.30	0.64	—	0.94	—	21.12	16.30	0.59	0.49	0.49	1.12	16,775	35
12-31-20	17.24	0.32●	2.21	2.53	0.25	0.53	—	0.78	—	18.99	15.34	0.61	0.49	0.49	1.94	13,728	32
12-31-19	14.62	0.28●	3.09	3.37	0.21	0.54	—	0.75	—	17.24	23.53	0.49	0.48	0.48	1.71	11,372	23
Class S2
12-31-23	15.04	0.05●	2.65	2.70	0.26	1.07	—	1.33	—	16.41	18.47	0.71	0.48	0.48	0.35	5,657	126
12-31-22	20.73	0.25●	(3.96)	(3.71)	0.21	1.77	—	1.98	—	15.04	(18.43)	0.71	0.60	0.60	1.49	4,152	40
12-31-21	18.68	0.18●	2.80	2.98	0.29	0.64	—	0.93	—	20.73	16.09	0.74	0.64	0.64	0.89	4,354	35

See Accompanying Notes to Financial Statements

35

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Index Solution 2040 Portfolio (continued)
Class S2 (continued)
12-31-20	16.98	0.31●	2.16	2.47	0.24	0.53	—	0.77	—	18.68	15.17	0.76	0.64	0.64	1.89	4,557	32
12-31-19	14.42	0.24●	3.06	3.30	0.20	0.54	—	0.74	—	16.98	23.36	0.64	0.63	0.63	1.51	2,896	23
Class Z
12-31-23	15.66	0.14●	2.75	2.89	0.35	1.07	—	1.42	—	17.13	18.96	0.23	0.00*	0.00*	0.82	857,824	126
12-31-22	21.49	0.36●	(4.10)	(3.74)	0.32	1.77	—	2.09	—	15.66	(17.93)	0.23	0.00*	0.00*	2.06	679,923	40
12-31-21	19.27	0.33●	2.89	3.22	0.36	0.64	—	1.00	—	21.49	16.86	0.24	0.00*	0.00*	1.60	760,148	35
12-31-20	17.43	0.41●	2.25	2.66	0.29	0.53	—	0.82	—	19.27	15.96	0.23	0.00*	0.00*	2.41	577,969	32
12-31-19	14.74	0.37●	3.10	3.47	0.24	0.54	—	0.78	—	17.43	24.08	0.24	0.00*	0.00*	2.25	426,037	23
Voya Index Solution 2045 Portfolio
Class ADV
12-31-23	10.46	(0.00)*●	1.95	1.95	0.16	0.89	—	1.05	—	11.36	19.21	0.80	0.57	0.57	(0.01)	102,369	127
12-31-22	14.77	0.15●	(2.81)	(2.66)	0.13	1.52	—	1.65	—	10.46	(18.60)	0.79	0.70	0.70	1.26	93,516	39
12-31-21	13.31	0.11●	2.16	2.27	0.19	0.62	—	0.81	—	14.77	17.25	0.81	0.74	0.74	0.73	132,543	38
12-31-20	12.17	0.18●	1.58	1.76	0.15	0.47	—	0.62	—	13.31	15.23	0.81	0.74	0.74	1.54	129,548	34
12-31-19	10.38	0.16●	2.29	2.45	0.14	0.52	—	0.66	—	12.17	24.29	0.73	0.73	0.73	1.39	134,331	24
Class I
12-31-23	10.93	0.06●	2.04	2.10	0.22	0.89	—	1.11	—	11.92	19.83	0.30	0.07	0.07	0.49	60,301	127
12-31-22	15.37	0.23●	(2.94)	(2.71)	0.21	1.52	—	1.73	—	10.93	(18.19)	0.29	0.20	0.20	1.81	47,575	39
12-31-21	13.81	0.19●	2.24	2.43	0.25	0.62	—	0.87	—	15.37	17.86	0.31	0.24	0.24	1.25	54,110	38
12-31-20	12.61	0.23●	1.66	1.89	0.22	0.47	—	0.69	—	13.81	15.78	0.31	0.24	0.24	1.92	46,883	34
12-31-19	10.74	0.22	2.38	2.60	0.21	0.52	—	0.73	—	12.61	24.89	0.23	0.23	0.23	1.89	53,784	24
Class S
12-31-23	10.72	0.03●	2.00	2.03	0.19	0.89	—	1.08	—	11.67	19.54	0.55	0.32	0.32	0.24	64,053	127
12-31-22	15.09	0.18●	(2.87)	(2.69)	0.16	1.52	—	1.68	—	10.72	(18.40)	0.54	0.45	0.45	1.46	54,086	39
12-31-21	13.58	0.15●	2.20	2.35	0.22	0.62	—	0.84	—	15.09	17.56	0.56	0.49	0.49	1.02	84,023	38
12-31-20	12.41	0.23	1.60	1.83	0.19	0.47	—	0.66	—	13.58	15.49	0.56	0.49	0.49	1.80	77,113	34
12-31-19	10.58	0.20	2.33	2.53	0.18	0.52	—	0.70	—	12.41	24.55	0.48	0.48	0.48	1.64	74,022	24
Class S2
12-31-23	10.44	0.01●	1.94	1.95	0.18	0.89	—	1.07	—	11.32	19.29	0.70	0.47	0.47	0.09	37,431	127
12-31-22	14.76	0.17●	(2.81)	(2.64)	0.16	1.52	—	1.68	—	10.44	(18.49)	0.69	0.60	0.60	1.45	28,510	39
12-31-21	13.32	0.12●	2.15	2.27	0.21	0.62	—	0.83	—	14.76	17.28	0.71	0.64	0.64	0.85	29,628	38
12-31-20	12.19	0.20●	1.58	1.78	0.18	0.47	—	0.65	—	13.32	15.35	0.71	0.64	0.64	1.72	25,318	34
12-31-19	10.41	0.16	2.30	2.46	0.16	0.52	—	0.68	—	12.19	24.34	0.63	0.63	0.63	1.50	20,384	24
Class Z
12-31-23	11.14	0.07●	2.08	2.15	0.24	0.89	—	1.13	—	12.16	19.93	0.23	0.00*	0.00*	0.56	928,971	127
12-31-22	15.62	0.25●	(2.99)	(2.74)	0.22	1.52	—	1.74	—	11.14	(18.10)	0.23	0.00*	0.00*	2.01	733,611	39
12-31-21	14.00	0.23●	2.27	2.50	0.26	0.62	—	0.88	—	15.62	18.14	0.24	0.00*	0.00*	1.52	827,504	38
12-31-20	12.74	0.29●	1.66	1.95	0.22	0.47	—	0.69	—	14.00	16.09	0.23	0.00*	0.00*	2.36	650,098	34
12-31-19	10.82	0.27●	2.38	2.65	0.21	0.52	—	0.73	—	12.74	25.17	0.23	0.00*	0.00*	2.21	464,683	24
Voya Index Solution 2050 Portfolio
Class ADV
12-31-23	15.39	(0.04)●	2.99	2.95	0.21	1.17	—	1.38	—	16.96	19.68	0.84	0.62	0.62	(0.22)	21,757	122
12-31-22	21.29	0.22●	(4.10)	(3.88)	0.16	1.86	—	2.02	—	15.39	(18.70)	0.85	0.72	0.72	1.25	17,963	34
12-31-21	18.85	0.15●	3.06	3.21	0.23	0.54	—	0.77	—	21.29	17.22	0.87	0.74	0.74	0.72	23,791	38
12-31-20	17.18	0.25●	2.15	2.40	0.20	0.53	—	0.73	—	18.85	14.66	0.91	0.74	0.74	1.53	19,574	29
12-31-19	14.39	0.24●	3.24	3.48	0.17	0.52	—	0.69	—	17.18	24.60	0.74	0.74	0.74	1.47	17,450	22
Class I
12-31-23	15.86	0.05●	3.08	3.13	0.30	1.17	—	1.47	—	17.52	20.23	0.34	0.12	0.12	0.28	18,482	122
12-31-22	21.88	0.32●	(4.22)	(3.90)	0.26	1.86	—	2.12	—	15.86	(18.29)	0.35	0.22	0.22	1.80	11,849	34

See Accompanying Notes to Financial Statements

36

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Index Solution 2050 Portfolio (continued)
Class I (continued)
12-31-21	19.33	0.26●	3.15	3.41	0.32	0.54	—	0.86	—	21.88	17.81	0.37	0.24	0.24	1.23	11,548	38
12-31-20	17.58	0.35●	2.20	2.55	0.27	0.53	—	0.80	—	19.33	15.25	0.41	0.24	0.24	2.07	8,770	29
12-31-19	14.69	0.32●	3.31	3.63	0.22	0.52	—	0.74	—	17.58	25.21	0.24	0.24	0.24	1.97	6,367	22
Class S
12-31-23	15.81	0.00*●	3.07	3.07	0.25	1.17	—	1.42	—	17.46	19.94	0.59	0.37	0.37	0.03	12,363	122
12-31-22	21.78	0.25●	(4.18)	(3.93)	0.18	1.86	—	2.04	—	15.81	(18.52)	0.60	0.47	0.47	1.40	9,814	34
12-31-21	19.26	0.20●	3.14	3.34	0.28	0.54	—	0.82	—	21.78	17.50	0.62	0.49	0.49	0.96	15,698	38
12-31-20	17.53	0.30●	2.20	2.50	0.24	0.53	—	0.77	—	19.26	14.94	0.66	0.49	0.49	1.80	12,575	29
12-31-19	14.65	0.28●	3.31	3.59	0.19	0.52	—	0.71	—	17.53	24.94	0.49	0.49	0.49	1.70	10,885	22
Class S2
12-31-23	15.48	(0.02)●	3.01	2.99	0.24	1.17	—	1.41	—	17.06	19.78	0.74	0.52	0.52	(0.12)	4,841	122
12-31-22	21.41	0.25●	(4.13)	(3.88)	0.19	1.86	—	2.05	—	15.48	(18.62)	0.75	0.62	0.62	1.44	4,018	34
12-31-21	18.95	0.19●	3.06	3.25	0.25	0.54	—	0.79	—	21.41	17.33	0.77	0.64	0.64	0.93	3,918	38
12-31-20	17.26	0.29●	2.14	2.43	0.21	0.53	—	0.74	—	18.95	14.77	0.81	0.64	0.64	1.77	3,563	29
12-31-19	14.45	0.25●	3.25	3.50	0.17	0.52	—	0.69	—	17.26	24.69	0.64	0.64	0.64	1.53	3,072	22
Class Z
12-31-23	16.10	0.07●	3.13	3.20	0.33	1.17	—	1.50	—	17.80	20.38	0.22	0.00*	0.00*	0.40	689,274	122
12-31-22	22.16	0.36●	(4.27)	(3.91)	0.29	1.86	—	2.15	—	16.10	(18.14)	0.23	0.00*	0.00*	2.01	512,919	34
12-31-21	19.54	0.32●	3.18	3.50	0.34	0.54	—	0.88	—	22.16	18.12	0.24	0.00*	0.00*	1.48	539,936	38
12-31-20	17.73	0.40●	2.21	2.61	0.27	0.53	—	0.80	—	19.54	15.46	0.23	0.00*	0.00*	2.32	398,859	29
12-31-19	14.77	0.37●	3.33	3.70	0.22	0.52	—	0.74	—	17.73	25.56	0.24	0.00*	0.00*	2.23	286,945	22
Voya Index Solution 2055 Portfolio
Class ADV
12-31-23	14.08	(0.04)●	2.74	2.70	0.22	1.02	—	1.24	—	15.54	19.66	0.85	0.62	0.62	(0.26)	53,819	120
12-31-22	19.61	0.20●	(3.77)	(3.57)	0.14	1.82	—	1.96	—	14.08	(18.76)	0.84	0.72	0.72	1.22	45,187	34
12-31-21	17.47	0.13●	2.87	3.00	0.21	0.65	—	0.86	—	19.61	17.32	0.85	0.74	0.74	0.69	63,321	38
12-31-20	15.91	0.24	2.03	2.27	0.18	0.53	—	0.71	—	17.47	14.90	0.89	0.74	0.74	1.49	58,091	29
12-31-19	13.42	0.22	3.00	3.22	0.15	0.58	—	0.73	—	15.91	24.52	0.74	0.74	0.74	1.40	54,378	20
Class I
12-31-23	14.53	0.04●	2.84	2.88	0.30	1.02	—	1.32	—	16.09	20.33	0.35	0.12	0.12	0.24	52,451	120
12-31-22	20.20	0.29●	(3.90)	(3.61)	0.24	1.82	—	2.06	—	14.53	(18.38)	0.34	0.22	0.22	1.78	37,659	34
12-31-21	17.95	0.24●	2.95	3.19	0.29	0.65	—	0.94	—	20.20	17.95	0.35	0.24	0.24	1.22	42,496	38
12-31-20	16.33	0.31●	2.09	2.40	0.25	0.53	—	0.78	—	17.95	15.43	0.39	0.24	0.24	1.95	35,009	29
12-31-19	13.75	0.30●	3.09	3.39	0.23	0.58	—	0.81	—	16.33	25.22	0.24	0.24	0.24	1.95	31,202	20
Class S
12-31-23	14.32	(0.00)*●	2.79	2.79	0.26	1.02	—	1.28	—	15.83	20.00	0.60	0.37	0.37	(0.01)	38,902	120
12-31-22	19.90	0.23●	(3.82)	(3.59)	0.17	1.82	—	1.99	—	14.32	(18.56)	0.59	0.47	0.47	1.43	29,007	34
12-31-21	17.71	0.18●	2.91	3.09	0.25	0.65	—	0.90	—	19.90	17.64	0.60	0.49	0.49	0.93	43,919	38
12-31-20	16.13	0.27●	2.06	2.33	0.22	0.53	—	0.75	—	17.71	15.11	0.64	0.49	0.49	1.76	40,587	29
12-31-19	13.59	0.25●	3.06	3.31	0.19	0.58	—	0.77	—	16.13	24.94	0.49	0.49	0.49	1.66	35,423	20
Class S2
12-31-23	14.11	(0.02)●	2.75	2.73	0.25	1.02	—	1.27	—	15.57	19.84	0.75	0.52	0.52	(0.16)	27,217	120
12-31-22	19.67	0.23●	(3.80)	(3.57)	0.17	1.82	—	1.99	—	14.11	(18.69)	0.74	0.62	0.62	1.41	19,070	34
12-31-21	17.54	0.15●	2.88	3.03	0.25	0.65	—	0.90	—	19.67	17.43	0.75	0.64	0.64	0.78	20,878	38
12-31-20	15.99	0.27●	2.01	2.28	0.20	0.53	—	0.73	—	17.54	14.97	0.79	0.64	0.64	1.73	17,208	29
12-31-19	13.49	0.23●	3.03	3.26	0.18	0.58	—	0.76	—	15.99	24.68	0.64	0.64	0.64	1.53	11,439	20
Class Z
12-31-23	14.80	0.06●	2.89	2.95	0.33	1.02	—	1.35	—	16.40	20.44	0.23	0.00*	0.00*	0.36	594,985	120
12-31-22	20.51	0.33●	(3.96)	(3.63)	0.26	1.82	—	2.08	—	14.80	(18.20)	0.23	0.00*	0.00*	2.00	439,069	34

See Accompanying Notes to Financial Statements

37

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets			Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Index Solution 2055 Portfolio (continued)
Class Z (continued)
12-31-21	18.20	0.29●	2.99	3.28	0.32	0.65	—	0.97	—	20.51	18.19	0.24	0.00*	0.00*	1.49	450,163	38
12-31-20	16.51	0.37●	2.10	2.47	0.25	0.53	—	0.78	—	18.20	15.69	0.23	0.00*	0.00*	2.32	324,254	29
12-31-19	13.86	0.35●	3.11	3.46	0.23	0.58	—	0.81	—	16.51	25.54	0.24	0.00*	0.00*	2.23	217,585	20
Voya Index Solution 2060 Portfolio
Class ADV
12-31-23	12.27	(0.04)●	2.40	2.36	0.15	0.80	—	0.95	—	13.68	19.67	0.85	0.62	0.62	(0.27)	16,902	117
12-31-22	16.89	0.17●	(3.27)	(3.10)	0.11	1.41	—	1.52	—	12.27	(18.84)	0.88	0.72	0.72	1.25	12,814	34
12-31-21	14.80	0.12●	2.47	2.59	0.13	0.37	—	0.50	—	16.89	17.65	0.91	0.74	0.74	0.72	15,085	37
12-31-20	13.31	0.18●	1.76	1.94	0.12	0.33	—	0.45	—	14.80	15.11	0.92	0.74	0.74	1.42	11,253	34
12-31-19	11.02	0.18●	2.50	2.68	0.09	0.30	—	0.39	—	13.31	24.62	0.77	0.74	0.74	1.45	9,576	36
Class I
12-31-23	12.56	0.03●	2.47	2.50	0.21	0.80	—	1.01	—	14.05	20.37	0.35	0.12	0.12	0.23	31,714	117
12-31-22	17.25	0.25●	(3.35)	(3.10)	0.18	1.41	—	1.59	—	12.56	(18.44)	0.38	0.22	0.22	1.80	20,763	34
12-31-21	15.10	0.21●	2.51	2.72	0.20	0.37	—	0.57	—	17.25	18.18	0.41	0.24	0.24	1.26	20,267	37
12-31-20	13.55	0.28●	1.77	2.05	0.17	0.33	—	0.50	—	15.10	15.69	0.43	0.24	0.24	2.11	13,765	34
12-31-19	11.19	0.27●	2.52	2.79	0.13	0.30	—	0.43	—	13.55	25.32	0.27	0.24	0.24	2.18	7,603	36
Class S
12-31-23	12.42	(0.00)*●	2.44	2.44	0.18	0.80	—	0.98	—	13.88	20.08	0.60	0.37	0.37	(0.02)	8,533	117
12-31-22	17.04	0.20●	(3.30)	(3.10)	0.11	1.41	—	1.52	—	12.42	(18.65)	0.63	0.47	0.47	1.39	6,050	34
12-31-21	14.92	0.15●	2.51	2.66	0.17	0.37	—	0.54	—	17.04	17.96	0.66	0.49	0.49	0.95	9,659	37
12-31-20	13.41	0.24●	1.75	1.99	0.15	0.33	—	0.48	—	14.92	15.37	0.68	0.49	0.49	1.83	8,248	34
12-31-19	11.10	0.22●	2.50	2.72	0.11	0.30	—	0.41	—	13.41	24.87	0.52	0.49	0.49	1.74	5,693	36
Class S2
12-31-23	12.34	(0.02)●	2.42	2.40	0.17	0.80	—	0.97	—	13.77	19.86	0.75	0.52	0.52	(0.17)	3,219	117
12-31-22	16.97	0.20●	(3.31)	(3.11)	0.11	1.41	—	1.52	—	12.34	(18.77)	0.78	0.62	0.62	1.42	2,381	34
12-31-21	14.87	0.13●	2.49	2.62	0.15	0.37	—	0.52	—	16.97	17.78	0.81	0.64	0.64	0.80	2,296	37
12-31-20	13.37	0.22●	1.74	1.96	0.13	0.33	—	0.46	—	14.87	15.17	0.83	0.64	0.64	1.74	2,098	34
12-31-19	11.07	0.19●	2.51	2.70	0.10	0.30	—	0.40	—	13.37	24.76	0.67	0.64	0.64	1.56	1,545	36
Class Z
12-31-23	12.76	0.05●	2.50	2.55	0.23	0.80	—	1.03	—	14.28	20.46	0.23	0.00*	0.00*	0.34	381,153	117
12-31-22	17.48	0.29●	(3.40)	(3.11)	0.20	1.41	—	1.61	—	12.76	(18.25)	0.24	0.00*	0.00*	2.02	260,763	34
12-31-21	15.27	0.25●	2.55	2.80	0.22	0.37	—	0.59	—	17.48	18.50	0.24	0.00*	0.00*	1.49	243,777	37
12-31-20	13.67	0.31●	1.79	2.10	0.17	0.33	—	0.50	—	15.27	15.92	0.25	0.00*	0.00*	2.35	159,536	34
12-31-19	11.26	0.29●	2.55	2.84	0.13	0.30	—	0.43	—	13.67	25.61	0.27	0.00*	0.00*	2.31	84,826	36
Voya Index Solution 2065 Portfolio
Class ADV
12-31-23	9.76	(0.03)●	1.97	1.94	—	—	—	—	—	11.70	19.88	0.92	0.66	0.66	(0.31)	3,585	108
12-31-22	12.79	0.12●	(2.52)	(2.40)	0.12	0.51	—	0.63	—	9.76	(18.86)	1.00	0.73	0.73	1.16	3,367	51
12-31-21	11.58	0.12●	1.93	2.05	0.08	0.76	—	0.84	—	12.79	17.74	1.12	0.74	0.74	0.92	1,684	42
07-29-20(5)-
12-31-20	10.00	0.08●	1.58	1.66	0.07	0.01	—	0.08	—	11.58	16.62	2.09	0.74	0.74	1.87	382	17
Class I
12-31-23	9.80	0.02●	1.98	2.00	—	—	—	—	—	11.80	20.41	0.42	0.16	0.16	0.19	9,140	108
12-31-22	12.82	0.21●	(2.57)	(2.36)	0.15	0.51	—	0.66	—	9.80	(18.45)	0.50	0.23	0.23	1.97	3,337	51
12-31-21	11.58	0.20●	1.93	2.13	0.13	0.76	—	0.89	—	12.82	18.45	0.62	0.24	0.24	1.51	1,419	42
07-29-20(5)-
12-31-20	10.00	0.13●	1.55	1.68	0.09	0.01	—	0.10	—	11.58	16.79	1.59	0.24	0.24	2.76	341	17
Class S
12-31-23	9.77	(0.01)●	1.99	1.98	—	—	—	—	—	11.75	20.27	0.67	0.41	0.41	(0.06)	3,649	108

See Accompanying Notes to Financial Statements

38

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets			Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Index Solution 2065 Portfolio (continued)
Class S (continued)
12-31-22	12.80	0.17●	(2.56)	(2.39)	0.13	0.51	—	0.64	—	9.77	(18.71)	0.75	0.48	0.48	1.55	2,156	51
12-31-21	11.58	0.16●	1.93	2.09	0.11	0.76	—	0.87	—	12.80	18.08	0.87	0.49	0.49	1.21	1,626	42
07-29-20(5)-
12-31-20	10.00	0.11●	1.56	1.67	0.08	0.01	—	0.09	—	11.58	16.72	1.84	0.49	0.49	2.50	382	17
Class S2
12-31-23	9.76	(0.02)●	1.97	1.95	—	—	—	—	—	11.71	19.98	0.82	0.56	0.56	(0.21)	1,337	108
12-31-22	12.78	0.16●	(2.55)	(2.39)	0.12	0.51	—	0.63	—	9.76	(18.74)	0.90	0.63	0.63	1.45	611	51
12-31-21	11.57	0.09●	1.97	2.06	0.09	0.76	—	0.85	—	12.78	17.87	1.02	0.64	0.64	0.70	428	42
07-29-20(5)-
12-31-20	10.00	0.13●	1.53	1.66	0.08	0.01	—	0.09	—	11.57	16.59	1.99	0.64	0.64	2.80	175	17
Class Z
12-31-23	9.83	0.04●	1.99	2.03	—	—	—	—	—	11.86	20.65	0.26	0.00*	0.00*	0.35	72,511	108
12-31-22	12.85	0.23●	(2.57)	(2.34)	0.17	0.51	—	0.68	—	9.83	(18.27)	0.30	0.00*	0.00*	2.13	34,267	51
12-31-21	11.59	0.22●	1.94	2.16	0.14	0.76	—	0.90	—	12.85	18.69	0.48	0.00*	0.00*	1.72	16,030	42
07-29-20(5)-
12-31-20	10.00	0.12●	1.57	1.69	0.09	0.01	—	0.10	—	11.59	16.89	1.57	0.00*	0.00*	2.74	3,190	17

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	Commencement of operations.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

39

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023

NOTE 1 — ORGANIZATION

Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The ten series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Index Solution Income Portfolio (“Index Solution Income”), Voya Index Solution 2025 Portfolio (“Index Solution 2025”), Voya Index Solution 2030 Portfolio (“Index Solution 2030”), Voya Index Solution 2035 Portfolio (“Index Solution 2035”), Voya Index Solution 2040 Portfolio (“Index Solution 2040”), Voya Index Solution 2045 Portfolio (“Index Solution 2045”), Voya Index Solution 2050 Portfolio (“Index Solution 2050”), Voya Index Solution 2055 Portfolio (“Index Solution 2055”), Voya Index Solution 2060 Portfolio (“Index Solution 2060”) and Voya Index Solution 2065 Portfolio (“Index Solution 2065”), each a diversified series of the Company.

Index Solution 2025, Index Solution 2030, Index Solution 2035, Index Solution 2040, Index Solution 2045, Index Solution 2050, Index Solution 2055, Index Solution 2060 and Index Solution 2065 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Index Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”).

The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Service (“Class S”), Service 2 (“Class S2”) and Class Z. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/ losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of each of the Portfolios is described in the respective Portfolio’s Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for

40

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 – unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by

41

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividends from underlying funds in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic

42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2023, certain Portfolios used futures to enact tactical positions and to provide the Portfolios with greater liquidity. Certain Portfolios had purchased and sold futures contracts on various equity indices and also purchased and sold futures contracts on various U.S. Treasury Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2023, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. There were no open futures contracts at December 31, 2023.

	Purchased	Sold
Index Solution Income	$13,391,903	$14,061,280
Index Solution 2025	25,502,232	26,759,211
Index Solution 2030	19,701,169	20,713,793
Index Solution 2035	31,190,110	32,777,191
Index Solution 2040	18,426,835	19,512,618
Index Solution 2045	29,053,249	30,489,902
Index Solution 2050	17,103,504	18,009,328
Index Solution 2055	17,538,372	18,669,413
Index Solution 2060	9,408,331	9,960,252

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS AND FUNDING AGREEMENTS

For the year ended December 31, 2023, the cost of purchases and the proceeds from sales of the Underlying Funds and Funding Agreements were as follows:

	Purchases	Sales
Index Solution Income	$868,617,437	$927,451,606
Index Solution 2025	1,349,136,759	1,421,478,300
Index Solution 2030	1,109,833,755	1,105,760,687
Index Solution 2035	1,794,737,288	1,750,087,631
Index Solution 2040	1,083,375,359	1,030,997,100
Index Solution 2045	1,401,750,626	1,359,739,863
Index Solution 2050	856,152,177	786,185,058
Index Solution 2055	866,245,511	792,486,998
Index Solution 2060	500,937,828	431,622,424
Index Solution 2065	103,938,247	69,764,287

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and/or Funding Agreements and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Classes ADV and S2 of the Portfolios have a plan of distribution (the “Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each respective Portfolio’s shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Plans each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and each Portfolio makes payments to the Distributor at an annual rate of 0.15% of each Portfolio’s average daily net assets attributable to its Class S2 shares.

The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S and S2 shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S and S2 shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S and S2 shares.

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Index Solution Income	34.45%
	Index Solution 2025	19.81
	Index Solution 2030	15.36
	Index Solution 2035	18.07
	Index Solution 2040	14.19
	Index Solution 2045	19.66
	Index Solution 2050	14.06
	Index Solution 2055	16.91
	Index Solution 2060	16.60
	Index Solution 2065	11.64
Voya Retirement Insurance and Annuity Company	Index Solution Income	65.52
	Index Solution 2025	80.19
	Index Solution 2030	84.60
	Index Solution 2035	81.91
	Index Solution 2040	85.77
	Index Solution 2045	80.34
	Index Solution 2050	85.92
	Index Solution 2055	83.09
	Index Solution 2060	83.40
	Index Solution 2065	88.36

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2023, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Index Solution Income	$70,880
Index Solution 2025	113,263
Index Solution 2030	46,829
Index Solution 2035	168,875
Index Solution 2040	43,014
Index Solution 2045	167,678
Index Solution 2050	59,199
Index Solution 2055	176,986
Index Solution 2060	59,067
Index Solution 2065	20,627

NOTE 7 — FUNDING AGREEMENTS

During the year ended December 31, 2023, Index Solution Income, Index Solution 2025 and Index Solution 2030 each invested in a Funding Agreement issued by Voya Retirement Insurance and Annuity Company (“VRIAC”). VRIAC is a subsidiary of Voya Financial, Inc.

The Funding Agreements have a stable principal value and typically pay interest at a relatively short-term rate, which is subject to change periodically. If VRIAC becomes unable to pay interest or repay principal under each contract, Index Solution Income, Index Solution 2025 and/or Index Solution 2030 may lose money. In a rising interest rate environment, the interest rate provided by a Funding Agreement may not increase as quickly as the yields of other short-term investments. Investing in a Funding Agreement in such an environment could adversely affect each Portfolio’s relative performance. In the case of a Funding Agreement with VRIAC, there can be no guarantee that the interest rate a Portfolio receives under the Funding Agreement will be as favorable to each Portfolio as the rate that might be paid under a Funding Agreement with another, unaffiliated insurer. Neither a Portfolio, the Investment Adviser, VRIAC, nor any of its affiliates guarantee each Portfolio’s performance or that a Portfolio will provide a certain level of income. In the event of an insolvency of the insurer, it is possible that insurance policy holders and other preferred claimants will be paid before each Portfolio. Each Portfolio may withdraw any amount in the Funding Agreements for any reason, at any time.

Interest is credited each calendar day based on the end of day balance and is reinvested in the Fund Agreements. The interest rate is determined by VRIAC and may be revised at any time subject to a 30-day advance notice of any change. If there is a change to the interest rate, VRIAC will not apply a subsequent decrease in the interest rate prior to the last day of the three-month period measured from the first day of the month such prior change was effective. Interest will be accrued to the account value daily at a guaranteed minimum interest rate.

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 7 — FUNDING AGREEMENTS (continued)

The current day price of each unit of the Funding Agreements issued by VRIAC is determined by applying the current interest rate to the previous day’s price. The significant unobservable input used in the fair value measurement of each Portfolio’s investment in the Funding Agreements issued by VRIAC is the interest rate.

Below are the interest rates during the period ended March 31, 2023 for the Funding Agreements issued by VRIAC:

Time period	Rate
January 1, 2023 to March 31, 2023	2.15%

As of March 31, 2023, Index Solution Income, Index Solution 2025 and Index Solution 2030 no longer each invest in Funding Agreements.

NOTE 8 —EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below.

	Class	Class	Class	Class	Class
Portfolio(1)	ADV	I	S	S2	Z
Index Solution Income	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2025	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2030	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2035	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2040	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2045	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2050	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2055	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2060	0.74%	0.24%	0.49%	0.64%	0.00%
Index Solution 2065	0.74%	0.24%	0.49%	0.64%	0.00%

(1) Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

The Expense Limitation Agreement is contractual through May 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the fiscal year ended December 31, 2023 as follows:

			Approximate
		Approximate	Weighted
		Average	Average
		Daily Balance	Interest Rate
	Days	For Days	For Days
Portfolio	Utilized	Utilized	Utilized
Index Solution Income	1	$1,432,000	6.33%
Index Solution 2025	1	811,000	6.33
Index Solution 2045	3	553,000	5.83

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Index Solution Income
Class ADV
12/31/2023	310,752	—	267,653	(1,750,742)	—	(1,172,337)	2,773,988	—	2,366,049	(15,650,137)	—	(10,510,100)
12/31/2022	274,358	—	930,502	(1,699,121)	—	(494,261)	2,673,114	—	8,560,615	(16,398,599)	—	(5,164,870)
Class I
12/31/2023	258,483	—	54,646	(189,436)	—	123,693	2,380,019	—	497,279	(1,762,233)	—	1,115,065
12/31/2022	108,915	—	157,622	(341,964)	—	(75,427)	1,109,609	—	1,492,677	(3,362,474)	—	(760,188)
Class S
12/31/2023	295,365	—	395,509	(1,880,379)	—	(1,189,505)	2,690,180	—	3,563,536	(17,180,735)	—	(10,927,019)
12/31/2022	218,247	—	1,263,898	(2,141,763)	—	(659,618)	2,222,542	—	11,842,722	(21,222,986)	—	(7,157,722)
Class S2
12/31/2023	412,789	—	79,200	(361,361)	—	130,628	3,662,861	—	692,207	(3,195,929)	—	1,159,139
12/31/2022	481,980	—	212,773	(414,223)	—	280,530	4,921,880	—	1,936,236	(4,063,118)	—	2,794,998
Class Z
12/31/2023	2,795,818	—	2,305,654	(8,301,293)	—	(3,199,821)	26,068,782	—	21,350,352	(77,785,814)	—	(30,366,680)
12/31/2022	2,907,772	—	6,325,379	(10,707,083)	—	(1,473,932)	30,629,042	—	60,976,656	(111,113,179)	—	(19,507,481)
Index Solution 2025
Class ADV
12/31/2023	623,753	—	666,418	(2,486,261)	—	(1,196,090)	5,980,397	—	6,337,632	(23,945,967)	—	(11,627,938)
12/31/2022	698,343	—	1,617,080	(3,145,300)	—	(829,877)	7,368,972	—	15,912,065	(32,985,970)	—	(9,704,933)
Class I
12/31/2023	512,915	—	255,665	(600,709)	—	167,871	5,074,499	—	2,500,404	(5,963,580)	—	1,611,323
12/31/2022	589,718	—	562,576	(895,347)	—	256,947	6,560,426	—	5,687,644	(8,895,998)	—	3,352,072
Class S
12/31/2023	471,084	—	534,548	(1,501,140)	—	(495,508)	4,627,298	—	5,163,738	(14,641,147)	—	(4,850,111)
12/31/2022	513,247	—	1,132,839	(2,320,942)	—	(674,856)	5,377,062	—	11,317,056	(26,515,806)	—	(9,821,688)
Class S2
12/31/2023	610,048	—	191,901	(564,249)	—	237,700	5,715,358	—	1,805,786	(5,323,279)	—	2,197,865
12/31/2022	714,733	—	372,452	(565,590)	—	521,595	7,437,394	—	3,631,410	(6,059,330)	—	5,009,474
Class Z
12/31/2023	4,557,188	—	4,423,170	(10,510,345)	—	(1,529,987)	46,321,027	—	44,054,777	(105,846,188)	—	(15,470,384)
12/31/2022	6,465,642	—	9,068,373	(9,726,229)	—	5,807,786	74,353,628	—	93,404,240	(107,402,855)	—	60,355,013
Index Solution 2030
Class ADV
12/31/2023	448,471	—	189,734	(757,458)	—	(119,253)	6,302,198	—	2,635,400	(10,709,690)	—	(1,772,092)
12/31/2022	486,065	—	291,178	(545,396)	—	231,847	7,453,355	—	4,213,343	(8,296,329)	—	3,370,369
Class I
12/31/2023	272,405	—	55,821	(104,960)	—	223,266	4,045,190	—	805,503	(1,603,947)	—	3,246,746
12/31/2022	156,783	—	74,303	(174,939)	—	56,147	2,524,774	—	1,113,804	(2,552,581)	—	1,085,997
Class S
12/31/2023	296,023	—	76,632	(198,523)	—	174,132	4,337,491	—	1,096,605	(2,863,257)	—	2,570,839
12/31/2022	277,732	—	82,991	(596,740)	—	(236,017)	4,371,209	—	1,234,903	(10,384,808)	—	(4,778,696)
Class S2
12/31/2023	403,001	—	79,849	(107,348)	—	375,502	5,642,314	—	1,115,490	(1,507,448)	—	5,250,356
12/31/2022	251,262	—	96,262	(160,596)	—	186,928	3,846,923	—	1,401,576	(2,441,137)	—	2,807,362
Class Z
12/31/2023	4,220,115	—	3,759,447	(4,855,120)	—	3,124,442	63,060,326	—	55,188,688	(72,587,641)	—	45,661,373
12/31/2022	4,677,638	—	5,200,000	(3,806,023)	—	6,071,615	76,542,538	—	79,092,006	(62,310,966)	—	93,323,578
Index Solution 2035
Class ADV
12/31/2023	749,475	—	981,612	(2,297,709)	—	(566,622)	7,660,352	—	9,884,830	(23,605,287)	—	(6,060,105)
12/31/2022	1,037,832	—	1,489,184	(2,298,762)	—	228,254	11,497,499	—	15,561,975	(25,840,442)	—	1,219,032
Class I
12/31/2023	845,904	—	460,375	(352,545)	—	953,734	8,944,174	—	4,797,108	(3,643,406)	—	10,097,876
12/31/2022	724,938	—	606,547	(732,435)	—	599,050	8,636,630	—	6,544,640	(7,800,476)	—	7,380,794
Class S
12/31/2023	919,351	—	702,323	(1,039,136)	—	582,538	9,653,704	—	7,205,831	(10,838,963)	—	6,020,572
12/31/2022	616,099	—	937,878	(1,676,634)	—	(122,657)	7,133,267	—	9,979,024	(20,892,531)	—	(3,780,240)
Class S2
12/31/2023	739,577	—	341,457	(320,485)	—	760,549	7,506,756	—	3,414,569	(3,195,576)	—	7,725,749
12/31/2022	805,801	—	398,128	(453,014)	—	750,915	8,810,685	—	4,140,531	(5,234,171)	—	7,717,045

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Index Solution 2035 (continued)
Class Z
12/31/2023	10,349,512	—	8,170,585	(6,562,691)	—	11,957,406	112,530,707	—	86,935,022	(70,700,544)	—	128,765,185
12/31/2022	10,465,912	—	10,294,008	(5,143,939)	—	15,615,981	126,661,813	—	113,337,030	(62,090,169)	—	177,908,674
Index Solution 2040
Class ADV
12/31/2023	314,168	—	144,658	(378,302)	—	80,524	4,907,212	—	2,220,501	(5,894,123)	—	1,233,590
12/31/2022	395,470	—	198,473	(310,813)	—	283,130	6,800,505	—	3,121,988	(4,982,710)	—	4,939,783
Class I
12/31/2023	246,447	—	64,248	(68,786)	—	241,909	3,984,074	—	1,022,833	(1,136,631)	—	3,870,276
12/31/2022	219,956	—	68,132	(107,507)	—	180,581	3,727,849	—	1,107,825	(1,667,348)	—	3,168,326
Class S
12/31/2023	221,561	—	67,071	(169,586)	—	119,046	3,593,283	—	1,066,425	(2,683,009)	—	1,976,699
12/31/2022	178,237	—	81,318	(298,708)	—	(39,153)	3,179,977	—	1,320,597	(5,694,578)	—	(1,194,004)
Class S2
12/31/2023	87,624	—	26,678	(45,516)	—	68,786	1,392,498	—	414,574	(709,776)	—	1,097,296
12/31/2022	88,755	—	28,203	(50,968)	—	65,990	1,508,516	—	448,995	(868,347)	—	1,089,164
Class Z
12/31/2023	5,654,201	—	3,918,370	(2,920,635)	—	6,651,936	92,717,473	—	63,477,601	(47,851,982)	—	108,343,092
12/31/2022	5,533,563	—	4,708,998	(2,200,427)	—	8,042,134	98,790,839	—	77,839,730	(39,824,069)	—	136,806,500
Index Solution 2045
Class ADV
12/31/2023	764,500	—	837,315	(1,532,955)	—	68,860	8,321,424	—	9,009,512	(16,805,937)	—	524,999
12/31/2022	642,512	—	1,226,381	(1,900,345)	—	(31,452)	7,736,776	—	13,539,249	(22,804,674)	—	(1,528,649)
Class I
12/31/2023	611,143	—	449,218	(354,032)	—	706,329	7,013,443	—	5,058,193	(4,009,542)	—	8,062,094
12/31/2022	619,613	—	559,247	(345,694)	—	833,166	7,677,807	—	6,436,933	(4,051,550)	—	10,063,190
Class S
12/31/2023	495,275	—	503,539	(555,262)	—	443,552	5,575,851	—	5,559,066	(6,199,869)	—	4,935,048
12/31/2022	435,697	—	650,749	(1,608,655)	—	(522,209)	5,233,292	—	7,359,967	(21,716,302)	—	(9,123,043)
Class S2
12/31/2023	525,713	—	285,512	(237,040)	—	574,185	5,725,542	—	3,060,692	(2,594,880)	—	6,191,354
12/31/2022	594,214	—	327,743	(197,120)	—	724,837	7,070,771	—	3,611,725	(2,488,760)	—	8,193,736
Class Z
12/31/2023	8,172,772	—	6,755,360	(4,380,085)	—	10,548,047	95,539,044	—	77,619,082	(50,821,729)	—	122,336,397
12/31/2022	8,256,400	—	8,274,980	(3,692,035)	—	12,839,345	106,783,442	—	97,148,263	(48,135,069)	—	155,796,636
Index Solution 2050
Class ADV
12/31/2023	290,131	—	103,991	(278,115)	—	116,007	4,722,162	—	1,670,097	(4,544,573)	—	1,847,686
12/31/2022	245,020	—	139,821	(335,081)	—	49,760	4,257,394	—	2,272,085	(5,666,141)	—	863,338
Class I
12/31/2023	352,167	—	80,776	(125,185)	—	307,758	5,873,921	—	1,337,654	(2,081,222)	—	5,130,353
12/31/2022	245,419	—	74,480	(100,575)	—	219,324	4,328,029	—	1,244,567	(1,828,201)	—	3,744,395
Class S
12/31/2023	161,479	—	57,546	(131,675)	—	87,350	2,706,909	—	950,666	(2,173,989)	—	1,483,586
12/31/2022	153,455	—	66,110	(319,627)	—	(100,062)	2,765,200	—	1,102,710	(6,299,170)	—	(2,431,260)
Class S2
12/31/2023	89,578	—	22,044	(87,313)	—	24,309	1,480,729	—	356,003	(1,441,259)	—	395,473
12/31/2022	81,084	—	26,957	(31,533)	—	76,508	1,426,379	—	440,472	(543,463)	—	1,323,388
Class Z
12/31/2023	5,662,308	—	3,045,465	(1,842,439)	—	6,865,334	96,271,381	—	51,224,722	(31,332,934)	—	116,163,169
12/31/2022	5,135,454	—	3,394,889	(1,042,563)	—	7,487,780	93,537,039	—	57,577,310	(19,384,611)	—	131,729,738
Index Solution 2055
Class ADV
12/31/2023	514,167	—	272,676	(533,580)	—	253,263	7,587,933	—	4,016,524	(7,947,673)	—	3,656,784
12/31/2022	436,916	—	388,844	(844,942)	—	(19,182)	6,891,870	—	5,782,113	(13,537,608)	—	(863,625)
Class I
12/31/2023	563,586	—	249,804	(144,115)	—	669,275	8,659,263	—	3,799,514	(2,200,787)	—	10,257,990
12/31/2022	453,533	—	298,646	(264,796)	—	487,383	7,510,515	—	4,575,251	(4,365,260)	—	7,720,506
Class S
12/31/2023	416,836	—	189,774	(174,246)	—	432,364	6,294,600	—	2,842,817	(2,625,690)	—	6,511,727
12/31/2022	301,632	—	229,862	(712,772)	—	(181,278)	4,942,206	—	3,473,222	(12,791,690)	—	(4,376,262)

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Index Solution 2055 (continued)
Class S2
12/31/2023	396,950	—	127,745	(127,744)	—	396,951	5,893,398	—	1,884,236	(1,899,699)	—	5,877,935
12/31/2022	300,170	—	146,396	(156,462)	—	290,104	4,793,088	—	2,181,304	(2,653,073)	—	4,321,319
Class Z
12/31/2023	5,395,538	—	2,787,428	(1,568,277)	—	6,614,689	84,453,774	—	43,205,136	(24,404,551)	—	103,254,359
12/31/2022	5,570,510	—	3,266,003	(1,122,606)	—	7,713,907	93,873,877	—	50,916,980	(19,891,278)	—	124,899,579
Index Solution 2060
Class ADV
12/31/2023	330,506	—	81,921	(221,654)	—	190,773	4,322,976	—	1,061,699	(2,898,112)	—	2,486,563
12/31/2022	254,332	—	107,812	(210,977)	—	151,167	3,505,363	—	1,397,248	(2,902,699)	—	1,999,912
Class I
12/31/2023	579,190	—	148,623	(122,751)	—	605,062	7,724,138	—	1,973,710	(1,630,021)	—	8,067,827
12/31/2022	491,197	—	161,664	(175,088)	—	477,773	6,927,764	—	2,142,050	(2,456,636)	—	6,613,178
Class S
12/31/2023	166,160	—	39,215	(77,411)	—	127,964	2,178,233	—	514,887	(1,001,372)	—	1,691,748
12/31/2022	149,029	—	48,032	(276,978)	—	(79,917)	2,089,471	—	629,695	(4,282,443)	—	(1,563,277)
Class S2
12/31/2023	63,071	—	14,944	(37,075)	—	40,940	820,991	—	194,869	(487,072)	—	528,788
12/31/2022	66,587	—	17,251	(26,231)	—	57,607	914,136	—	224,780	(386,594)	—	752,322
Class Z
12/31/2023	5,539,307	—	1,774,100	(1,056,208)	—	6,257,199	75,090,203	—	23,950,349	(14,323,330)	—	84,717,222
12/31/2022	5,244,036	—	1,972,560	(727,730)	—	6,488,866	74,838,241	—	26,530,933	(10,910,605)	—	90,458,569
Index Solution 2065
Class ADV
12/31/2023	149,355	—	—	(187,803)	—	(38,448)	1,586,964	—	—	(1,981,068)	—	(394,104)
12/31/2022	248,178	—	20,303	(55,340)	—	213,141	2,663,707	—	200,127	(618,000)	—	2,245,834
Class I
12/31/2023	477,865	—	—	(43,967)	—	433,898	5,143,912	—	—	(478,617)	—	4,665,295
12/31/2022	253,743	—	21,061	(44,902)	—	229,902	2,762,716	—	208,012	(496,728)	—	2,474,000
Class S
12/31/2023	127,097	—	—	(37,024)	—	90,073	1,359,796	—	—	(399,798)	—	959,998
12/31/2022	146,422	—	14,340	(67,212)	—	93,550	1,615,648	—	141,422	(746,823)	—	1,010,247
Class S2
12/31/2023	66,962	—	—	(15,310)	—	51,652	726,738	—	—	(161,471)	—	565,267
12/31/2022	37,762	—	3,693	(12,403)	—	29,052	410,589	—	36,383	(141,262)	—	305,710
Class Z
12/31/2023	2,954,455	—	—	(327,283)	—	2,627,172	31,853,464	—	—	(3,515,475)	—	28,337,989
12/31/2022	2,241,889	—	217,851	(221,194)	—	2,238,546	24,838,996	—	2,160,353	(2,631,590)	—	24,367,759

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, futures contracts and wash sale deferrals.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Ordinary	Long-term	Ordinary	Long-term
	Income	Capital Gains	Income	Capital Gains
Index Solution Income	$17,724,066	$10,745,357	$42,278,263	$42,530,643
Index Solution 2025	24,745,512	35,116,825	29,671,435	100,280,980
Index Solution 2030	18,950,866	41,890,820	19,397,293	67,658,339
Index Solution 2035	27,884,363	84,352,997	25,939,909	123,623,291
Index Solution 2040	16,385,623	51,816,311	16,748,845	67,090,290
Index Solution 2045	20,534,661	79,771,884	21,504,790	106,591,347
Index Solution 2050	11,946,994	43,592,148	10,874,680	51,762,464
Index Solution 2055	13,078,303	42,669,924	12,710,761	54,218,109
Index Solution 2060	6,103,505	21,592,009	5,896,354	25,028,352
Index Solution 2065	—	—	697,368	2,048,929

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2023 were:

	Undistributed	Unrealized			Total
	Ordinary	Appreciation/	Capital Loss Carryforwards		Distributable
	Income	(Depreciation)	Amount	Character	Earnings/(Loss)

Index Solution Income	$18,529,687	$24,721,915	$(1,180,767)	Short-term	$(43,141,900)
			(85,212,735)	Long-term
			$(86,393,502)
Index Solution 2025	20,001,631	70,939,151	(98,852,191)	Long-term	(7,911,409)
Index Solution 2030	13,655,809	69,618,658	(2,050,971)	Short-term	6,648,190
			(74,575,306)	Long-term
			$(76,626,277)
Index Solution 2035	15,951,654	136,445,535	(125,442,366)	Long-term	26,954,823
Index Solution 2040	6,489,204	94,557,687	(1,567,267)	Short-term	30,297,618
			(69,182,006)	Long-term
			$(70,749,273)
Index Solution 2045	5,012,755	133,100,146	(86,946,907)	Long-term	51,165,994
Index Solution 2050	2,360,397	84,724,622	(51,890,224)	Long-term	35,194,795
Index Solution 2055	1,807,077	87,475,307	(50,630,013)	Long-term	38,652,371
Index Solution 2060	1,107,471	49,588,859	(3,065,159)	Short-term	18,809,219
			(28,821,952)	Long-term
			$(31,887,111)
Index Solution 2065	180,200	9,432,590	(225,511)	Short-term	5,320,562
			(4,066,717)	Long-term
			$(4,292,228)

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2023, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 13 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Portfolios’ financial statements.

51

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 15 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

52

Voya Index Solution Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 56.4%
1,320,747	Schwab US TIPS ETF	$68,942,993	10.1
226,313	Vanguard Long-Term Treasury ETF	13,925,039	2.0
257,874	Vanguard Short-Term Corporate Bond ETF	19,951,711	2.9
5,141,820 (1)	WisdomTree Voya Yield Enhanced USD Universal Bond Fund	254,314,417	37.2
805,672	Xtrackers USD High Yield Corporate Bond ETF	28,641,640	4.2
	Total Exchange-Traded Funds (Cost $389,382,571)	385,775,800	56.4
MUTUAL FUNDS: 43.5%
	Affiliated Investment Companies: 43.5%
4,216,303	Voya Short Term Bond Fund - Class R6	39,338,104	5.8
3,611,975	Voya U.S. Bond Index Portfolio - Class I	33,338,526	4.9
1,219,407 (2)	Voya VACS Index Series EM Portfolio	13,462,255	2.0
4,171,139 (2)	Voya VACS Index Series I Portfolio	45,465,412	6.6
1,295,440 (2)	Voya VACS Index Series MC Portfolio	14,094,385	2.1
12,161,211 (2)	Voya VACS Index Series S Portfolio	144,475,192	21.1
648,423 (2)	Voya VACS Index Series SC Portfolio	7,139,133	1.0
	Total Mutual Funds (Cost $267,630,305)	297,313,007	43.5
	Total Long-Term Investments (Cost $657,012,876)	683,088,807	99.9

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
595,322 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.162%	595,322	0.1
	Total Short-Term Investments (Cost $595,322)	595,322	0.1
	Total Investments in Securities (Cost $657,608,198)	$683,684,129	100.0
	Liabilities in Excess of Other Assets	(261,210)	0.0
	Net Assets	$683,422,919	100.0

(1)	Investment in affiliate.

(2)	Non-income producing security.

(3)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

53

Voya Index Solution Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$385,775,800	$—	$—	$385,775,800
Mutual Funds	297,313,007	—	—	297,313,007
Short-Term Investments	595,322	—	—	595,322
Total Investments, at fair value	$683,684,129	$—	$—	$683,684,129

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$23,255,103	$(23,255,103)	$—	$—	$538,017	$(694,191)	$—
Voya Emerging Markets Index Portfolio - Class P2	21,278,870	7,051,016	(31,519,268)	3,189,382	—	—	(2,635,736)	—
Voya International Index Portfolio - Class P2	35,115,395	15,626	(36,615,004)	1,483,983	—	—	1,409,223	—
Voya Russell Large Cap Growth Index - Class I	—	13,618,551	(13,618,551)	—	—	—	1,103,081	—
Voya Russell Mid Cap Index Portfolio - Class P2	13,550,541	3,849,887	(21,128,247)	3,727,819	—	—	(2,598,660)	—
Voya Short Term Bond Fund - Class R6	—	53,193,070	(14,218,219)	363,253	39,338,104	1,345,016	92,661	—
Voya U.S. Bond Index Portfolio - Class I	—	103,409,611	(71,128,635)	1,057,550	33,338,526	1,231,800	(1,456,556)	—
Voya U.S. Bond Index Portfolio - Class P2	313,889,345	3,966,933	(378,291,679)	60,435,401	—	1,235,040	(52,702,212)	—
Voya U.S. Stock Index Portfolio - Class P2	141,050,318	4,730,114	(166,834,131)	21,053,699	—	—	(12,217,718)	—
Voya VACS Index Series EM Portfolio	—	28,442,941	(15,690,401)	709,715	13,462,255	—	236,384	—
Voya VACS Index Series I Portfolio	—	48,793,569	(6,622,335)	3,294,178	45,465,412	—	54,714	—
Voya VACS Index Series MC Portfolio	—	18,836,348	(5,899,189)	1,157,226	14,094,385	—	(118,626)	—
Voya VACS Index Series S Portfolio	—	163,992,587	(41,706,623)	22,189,228	144,475,192	—	2,750,338	—
Voya VACS Index Series SC Portfolio	—	7,102,949	(875,368)	911,552	7,139,133	—	30,314	—
VRIAC Contract	48,136,071	43,750	(48,179,821)	—	—	—	811,829	—
WisdomTree Voya Yield Enhanced USD Universal Bond Fund	—	277,821,645	(21,263,050)	(2,244,178)	254,314,417	10,169,111	(356,225)	—
	$573,020,540	$758,123,700	$(896,845,624)	$117,328,808	$551,627,424	$14,518,984	$(66,291,380)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

54

Voya Index Solution Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,198,475)
Total	$(1,198,475)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(64,070)
Total	$(64,070)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $658,962,214.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$28,959,395
Gross Unrealized Depreciation	(4,237,480)
Net Unrealized Appreciation	$24,721,915

See Accompanying Notes to Financial Statements

55

Voya Index Solution 2025 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 40.7%
1,446,426	Schwab U.S. TIPS ETF	$75,503,437	6.9
361,302	Vanguard Long-Term Treasury ETF	22,230,912	2.0
268,792	Vanguard Short-Term Corporate Bond ETF	20,796,437	1.9
6,161,305 (1)	WisdomTree Voya Yield Enhanced USD Universal Bond Fund	304,738,145	27.8
629,732	Xtrackers USD High Yield Corporate Bond ETF	22,386,973	2.1

	Total Exchange-Traded Funds (Cost $447,297,154)	445,655,904	40.7

MUTUAL FUNDS: 59.1%
	Affiliated Investment Companies: 59.1%
7,175,911	Voya U.S. Bond Index Portfolio - Class I	66,233,658	6.0
2,935,691 (2)	Voya VACS Index Series EM Portfolio	32,410,034	3.0
12,748,774 (2)	Voya VACS Index Series I Portfolio	138,961,641	12.7
3,092,092 (2)	Voya VACS Index Series MC Portfolio	33,641,966	3.1
29,667,015 (2)	Voya VACS Index Series S Portfolio	352,444,133	32.2
2,082,620 (2)	Voya VACS Index Series SC Portfolio	22,929,646	2.1

	Total Mutual Funds (Cost $572,673,226)	646,621,078	59.1
	Total Long-Term Investments (Cost $1,019,970,380)	1,092,276,982	99.8
	Total Investments in Securities (Cost $1,019,970,380)	$1,092,276,982	99.8
	Assets in Excess of Other Liabilities	2,557,347	0.2
	Net Assets	$1,094,834,329	100.0

(1)	Investment in affiliate.

(2)	Non-income producing security.

See Accompanying Notes to Financial Statements

56

Voya Index Solution 2025 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$445,655,904	$—	$—	$445,655,904
Mutual Funds	646,621,078	—	—	646,621,078
Total Investments, at fair value	$1,092,276,982	$—	$—	$1,092,276,982

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$58,468,888	$(58,468,888)	$—	$—	$1,244,478	$(1,642,004)	$—
Voya Emerging Markets Index Portfolio - Class P2	64,706,360	11,119,671	(90,055,275)	14,229,244	—	—	(12,252,143)	—
Voya International Index Portfolio - Class P2	84,795,785	214,951	(84,508,870)	(501,866)	—	—	7,488,275	—
Voya Russell Large Cap Growth Index - Class I	—	20,799,739	(20,799,739)	—	—	—	1,681,158	—
Voya Russell Mid Cap Index Portfolio - Class P2	30,810,862	6,101,246	(44,000,330)	7,088,222	—	—	(4,598,494)	—
Voya Russell Small Cap Index Portfolio - Class P2	20,136,601	938,796	(27,191,752)	6,116,355	—	—	(4,840,699)	—
Voya U.S. Bond Index Portfolio - Class I	—	124,222,820	(58,858,009)	868,847	66,233,658	2,348,840	(1,318,997)	—
Voya U.S. Bond Index Portfolio - Class P2	351,423,221	7,662,970	(412,628,123)	53,541,932	—	1,373,649	(45,078,696)	—
Voya U.S. Stock Index Portfolio - Class P2	332,195,007	8,973,224	(374,331,705)	33,163,474	—	—	(12,464,989)	—
Voya VACS Index Series EM Portfolio	—	54,550,996	(23,929,137)	1,788,175	32,410,034	—	598,887	—
Voya VACS Index Series I Portfolio	—	141,762,663	(14,111,460)	11,310,438	138,961,641	—	104,155	—
Voya VACS Index Series MC Portfolio	—	40,123,094	(9,235,036)	2,753,908	33,641,966	—	(157,377)	—
Voya VACS Index Series S Portfolio	—	378,481,074	(81,046,951)	55,010,010	352,444,133	—	5,867,549	—
Voya VACS Index Series SC Portfolio	—	25,095,269	(4,382,096)	2,216,473	22,929,646	—	10,350	—
VRIAC Contract	52,079,944	162,056	(52,242,000)	—	—	—	906,473	—
WisdomTree Voya Yield Enhanced USD Universal Bond Fund	—	314,344,286	(6,877,450)	(2,728,691)	304,738,145	11,879,403	(140,363)	—
	$936,147,780	$1,193,021,743	$(1,362,666,821)	$184,856,521	$951,359,223	$16,846,370	$(65,836,915)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

57

Voya Index Solution 2025 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(3,469,092)
Interest rate contracts	(1,667,528)
Total	$(5,136,620)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(745,139)
Interest rate contracts	446,380
Total	$(298,759)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,021,337,831.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$74,912,736
Gross Unrealized Depreciation	(3,973,585)
Net Unrealized Appreciation	$70,939,151

See Accompanying Notes to Financial Statements

58

Voya Index Solution 2030 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 31.2%
501,998	Schwab U.S. TIPS ETF	$26,204,296	2.9
301,276	Vanguard Long-Term Treasury ETF	18,537,512	2.0
4,499,542 (1)	WisdomTree Voya Yield Enhanced USD Universal Bond Fund	222,547,347	24.3
500,271	Xtrackers USD High Yield Corporate Bond ETF	17,784,634	2.0

	Total Exchange-Traded Funds (Cost $284,165,729)	285,073,789	31.2
MUTUAL FUNDS: 68.6%
	Affiliated Investment Companies: 68.6%
5,650,939	Voya U.S. Bond Index Portfolio - Class I	52,158,163	5.7
3,283,997 (2)	Voya VACS Index Series EM Portfolio	36,255,329	4.0
13,130,407 (2)	Voya VACS Index Series I Portfolio	143,121,433	15.6
3,443,774 (2)	Voya VACS Index Series MC Portfolio	37,468,258	4.1
26,144,154 (2)	Voya VACS Index Series S Portfolio	310,592,553	34.0
4,351,860 (2)	Voya VACS Index Series SC Portfolio	47,913,975	5.2

	Total Mutual Funds (Cost $557,539,727)	627,509,711	68.6
	Total Long-Term Investments (Cost $841,705,456)	912,583,500	99.8
	Total Investments in Securities (Cost $841,705,456)	$912,583,500	99.8
	Assets in Excess of Other Liabilities	1,909,168	0.2
	Net Assets	$914,492,668	100.0

(1)	Investment in affiliate.

(2)	Non-income producing security.

See Accompanying Notes to Financial Statements

59

Voya Index Solution 2030 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$285,073,789	$—	$—	$285,073,789
Mutual Funds	627,509,711	—	—	627,509,711
Total Investments, at fair value	$912,583,500	$—	$—	$912,583,500

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$47,164,045	$(47,164,045)	$—	$—	$1,126,824	$(1,533,314)	$—
Voya Emerging Markets Index Portfolio - Class P2	49,432,450	9,323,007	(69,027,530)	10,272,073	—	—	(8,790,649)	—
Voya International Index Portfolio - Class P2	89,206,793	351,440	(90,758,285)	1,200,052	—	—	6,160,951	—
Voya Russell Large Cap Growth Index - Class I	—	15,905,114	(15,905,114)	—	—	—	1,274,476	—
Voya Russell Mid Cap Index Portfolio - Class P2	31,404,305	4,821,541	(43,013,159)	6,787,313	—	—	(4,275,611)	—
Voya Russell Small Cap Index Portfolio - Class P2	38,811,134	1,304,403	(50,927,239)	10,811,702	—	—	(8,362,117)	—
Voya U.S. Bond Index Portfolio - Class I	—	91,623,933	(40,208,675)	742,905	52,158,163	1,692,875	(1,242,570)	—
Voya U.S. Bond Index Portfolio - Class P2	228,987,983	4,394,600	(262,248,443)	28,865,860	—	896,324	(23,392,200)	—
Voya U.S. Stock Index Portfolio - Class P2	277,271,180	7,055,356	(319,449,242)	35,122,706	—	—	(17,801,608)	—
Voya VACS Index Series EM Portfolio	—	52,996,586	(18,718,210)	1,976,953	36,255,329	—	470,644	—
Voya VACS Index Series I Portfolio	—	141,779,249	(10,287,961)	11,630,145	143,121,433	—	122,710	—
Voya VACS Index Series MC Portfolio	—	41,313,999	(6,943,655)	3,097,914	37,468,258	—	(97,276)	—
Voya VACS Index Series S Portfolio	—	326,702,340	(63,996,382)	47,886,595	310,592,553	—	5,013,123	—
Voya VACS Index Series SC Portfolio	—	49,661,866	(6,383,362)	4,635,471	47,913,975	—	42,864	—
VRIAC Contract	23,865,868	134,569	(24,000,437)	—	—	—	437,382	—
WisdomTree Voya Yield Enhanced USD Universal Bond Fund	—	234,007,172	(10,481,150)	(978,675)	222,547,347	8,225,975	(69,259)	—
	$738,979,713	$1,028,539,220	$(1,079,512,889)	$162,051,014	$850,057,058	$11,941,998	$(52,042,454)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

60

Voya Index Solution 2030 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,706,496)
Interest rate contracts	(1,311,612)
Total	$(4,018,108)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(569,193)
Interest rate contracts	338,633
Total	$(230,560)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $842,964,842.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$71,004,306
Gross Unrealized Depreciation	(1,385,648)
Net Unrealized Appreciation	$69,618,658

See Accompanying Notes to Financial Statements

61

Voya Index Solution 2035 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 20.7%
486,523	Vanguard Long-Term Treasury ETF	$29,935,760	2.0
5,099,571 (1)	WisdomTree Voya Yield Enhanced USD Universal Bond Fund	252,224,782	16.8
816,562	Xtrackers USD High Yield Corporate Bond ETF	29,028,779	1.9

	Total Exchange-Traded Funds (Cost $308,719,998)	311,189,321	20.7

MUTUAL FUNDS: 79.1%
	Affiliated Investment Companies: 79.1%
8,824,139	Voya U.S. Bond Index Portfolio - Class I	81,446,803	5.4
6,721,390 (2)	Voya VACS Index Series EM Portfolio	74,204,147	5.0
25,639,426 (2)	Voya VACS Index Series I Portfolio	279,469,741	18.6
5,636,759 (2)	Voya VACS Index Series MC Portfolio	61,327,936	4.1
51,600,649 (2)	Voya VACS Index Series S Portfolio	613,015,712	40.8
7,130,696 (2)	Voya VACS Index Series SC Portfolio	78,508,962	5.2

	Total Mutual Funds (Cost $1,052,756,166)	1,187,973,301	79.1
	Total Long-Term Investments (Cost $1,361,476,164)	1,499,162,622	99.8
	Total Investments in Securities (Cost $1,361,476,164)	$1,499,162,622	99.8
	Assets in Excess of Other Liabilities	2,367,762	0.2
	Net Assets	$1,501,530,384	100.0

(1)	Investment in affiliate.

(2)	Non-income producing security.

See Accompanying Notes to Financial Statements

62

Voya Index Solution 2035 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$311,189,321	$—	$—	$311,189,321
Mutual Funds	1,187,973,301	—	—	1,187,973,301
Total Investments, at fair value	$1,499,162,622	$—	$—	$1,499,162,622

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$95,836,886	$(95,836,886)	$—	$—	$2,330,114	$(3,099,304)	$—
Voya Emerging Markets Index Portfolio - Class P2	103,438,420	16,125,096	(145,824,388)	26,260,872	—	—	(23,145,018)	—
Voya International Index Portfolio - Class P2	165,330,469	1,316,947	(168,408,756)	1,761,340	—	—	11,831,023	—
Voya Russell Large Cap Growth Index - Class I	—	25,801,316	(25,801,316)	—	—	—	2,074,756	—
Voya Russell Mid Cap Index Portfolio - Class P2	49,245,573	7,545,984	(67,276,063)	10,484,506	—	—	(6,555,683)	—
Voya Russell Small Cap Index Portfolio - Class P2	60,885,665	1,821,690	(80,868,995)	18,161,640	—	—	(14,338,590)	—
Voya U.S. Bond Index Portfolio - Class I	—	153,866,520	(73,360,618)	940,901	81,446,803	2,213,097	(1,671,057)	—
Voya U.S. Bond Index Portfolio - Class P2	277,199,544	6,345,319	(326,508,052)	42,963,189	—	1,085,451	(36,442,539)	—
Voya U.S. Stock Index Portfolio - Class P2	520,569,107	12,361,414	(594,216,371)	61,285,850	—	—	(28,874,286)	—
Voya VACS Index Series EM Portfolio	—	114,573,136	(44,428,320)	4,059,331	74,204,147	—	739,151	—
Voya VACS Index Series I Portfolio	—	270,906,171	(14,325,839)	22,889,409	279,469,741	—	112,626	—
Voya VACS Index Series MC Portfolio	—	65,214,539	(8,984,172)	5,097,569	61,327,936	—	(154,106)	—
Voya VACS Index Series S Portfolio	—	613,934,435	(95,536,989)	94,618,266	613,015,712	—	7,979,413	—
Voya VACS Index Series SC Portfolio	—	78,404,868	(7,507,565)	7,611,659	78,508,962	—	63,425	—
WisdomTree Voya Yield Enhanced USD Universal Bond Fund	—	260,215,992	(6,762,050)	(1,229,160)	252,224,782	9,290,830	(44,683)	—
	$1,176,668,778	$1,724,270,313	$(1,755,646,380)	$294,905,372	$1,440,198,083	$14,919,492	$(91,524,872)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

63

Voya Index Solution 2035 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(4,317,541)
Interest rate contracts	(2,120,014)
Total	$(6,437,555)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(884,233)
Interest rate contracts	527,190
Total	$(357,043)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,362,717,087.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$137,674,695
Gross Unrealized Depreciation	(1,229,160)
Net Unrealized Appreciation	$136,445,535

See Accompanying Notes to Financial Statements

64

Voya Index Solution 2040 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.1%
295,775	Vanguard Long-Term Treasury ETF	$18,199,036	2.0
1,720,299 (1)	WisdomTree Voya Yield Enhanced USD Universal Bond Fund	85,085,988	9.2
495,925	Xtrackers USD High Yield Corporate Bond ETF	17,630,134	1.9

	Total Exchange-Traded Funds (Cost $118,538,801)	120,915,158	13.1
MUTUAL FUNDS: 86.8%
	Affiliated Investment Companies: 86.8%
3,465,599	Voya U.S. Bond Index Portfolio - Class I	31,987,480	3.5
4,109,169 (2)	Voya VACS Index Series EM Portfolio	45,365,230	4.9
18,195,749 (2)	Voya VACS Index Series I Portfolio	198,333,659	21.5
4,281,125 (2)	Voya VACS Index Series MC Portfolio	46,578,635	5.1
35,419,530 (2)	Voya VACS Index Series S Portfolio	420,784,014	45.6
5,200,513 (2)	Voya VACS Index Series SC Portfolio	57,257,645	6.2

	Total Mutual Funds (Cost $707,610,258)	800,306,663	86.8
	Total Long-Term Investments (Cost $826,149,059)	921,221,821	99.9
	Total Investments in Securities (Cost $826,149,059)	$921,221,821	99.9
	Assets in Excess of Other Liabilities	500,936	0.1
	Net Assets	$921,722,757	100.0

(1)	Investment in affiliate.

(2)	Non-income producing security.

See Accompanying Notes to Financial Statements

65

Voya Index Solution 2040 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$120,915,158	$—	$—	$120,915,158
Mutual Funds	800,306,663	—	—	800,306,663
Total Investments, at fair value	$921,221,821	$—	$—	$921,221,821

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$56,901,008	$(56,901,008)	$—	$—	$1,375,459	$(1,830,034)	$—
Voya Emerging Markets Index Portfolio - Class P2	60,607,742	10,096,018	(86,688,101)	15,984,341	—	—	(14,165,695)	—
Voya International Index Portfolio - Class P2	119,304,302	702,328	(123,798,343)	3,791,713	—	—	6,011,881	—
Voya Russell Large Cap Growth Index - Class I	—	15,317,020	(15,317,020)	—	—	—	1,222,411	—
Voya Russell Mid Cap Index Portfolio - Class P2	28,866,934	4,350,190	(40,844,496)	7,627,372	—	—	(5,327,022)	—
Voya Russell Small Cap Index Portfolio - Class P2	42,899,951	1,204,767	(56,419,994)	12,315,276	—	—	(9,626,480)	—
Voya U.S. Bond Index Portfolio - Class I	—	73,637,827	(42,052,041)	401,694	31,987,480	1,035,430	(991,914)	—
Voya U.S. Bond Index Portfolio - Class P2	88,705,910	2,360,928	(101,798,125)	10,731,287	—	351,961	(8,804,530)	—
Voya U.S. Stock Index Portfolio - Class P2	348,192,460	7,813,107	(402,017,401)	46,011,834	—	—	(24,350,033)	—
Voya VACS Index Series EM Portfolio	—	69,828,105	(26,877,371)	2,414,496	45,365,230	—	435,824	—
Voya VACS Index Series I Portfolio	—	191,780,540	(9,621,621)	16,174,740	198,333,659	—	122,056	—
Voya VACS Index Series MC Portfolio	—	45,519,821	(2,970,547)	4,029,361	46,578,635	—	(20,049)	—
Voya VACS Index Series S Portfolio	—	415,434,078	(58,862,774)	64,212,710	420,784,014	—	4,768,164	—
Voya VACS Index Series SC Portfolio	—	56,674,257	(4,880,016)	5,463,404	57,257,645	—	33,421	—
WisdomTree Voya Yield Enhanced USD Universal Bond Fund	—	88,757,545	(3,810,050)	138,493	85,085,988	2,643,135	(25,177)	—
	$688,577,299	$1,040,377,539	$(1,032,858,908)	$189,296,721	$885,392,651	$5,405,985	$(52,547,177)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

66

Voya Index Solution 2040 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,565,654)
Interest rate contracts	(1,267,215)
Total	$(3,832,869)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(518,435)
Interest rate contracts	307,848
Total	$(210,587)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $826,664,134.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$94,557,687
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$94,557,687

See Accompanying Notes to Financial Statements

67

Voya Index Solution 2045 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.7%
393,969	Vanguard Long-Term Treasury ETF	$24,240,913	2.0
1,153,116 (1)	WisdomTree Voya Yield Enhanced USD Universal Bond Fund	57,033,117	4.8
641,415	Xtrackers USD High Yield Corporate Bond ETF	22,802,303	1.9

	Total Exchange-Traded Funds (Cost $100,812,998)	104,076,333	8.7
MUTUAL FUNDS: 91.2%
	Affiliated Investment Companies: 91.2%
1,257,330	Voya U.S. Bond Index Portfolio - Class I	11,605,155	1.0
6,380,893 (2)	Voya VACS Index Series EM Portfolio	70,445,059	5.9
25,654,389 (2)	Voya VACS Index Series I Portfolio	279,632,839	23.4
5,526,112 (2)	Voya VACS Index Series MC Portfolio	60,124,095	5.1
49,814,248 (2)	Voya VACS Index Series S Portfolio	591,793,263	49.6
6,743,317 (2)	Voya VACS Index Series SC Portfolio	74,243,921	6.2

	Total Mutual Funds (Cost $957,342,147)	1,087,844,332	91.2
	Total Long-Term Investments (Cost $1,058,155,145)	1,191,920,665	99.9
	Total Investments in Securities (Cost $1,058,155,145)	$1,191,920,665	99.9
	Assets in Excess of Other Liabilities	1,205,215	0.1
	Net Assets	$1,193,125,880	100.0

(1)	Investment in affiliate.

(2)	Non-income producing security.

See Accompanying Notes to Financial Statements

68

Voya Index Solution 2045 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$104,076,333	$—	$—	$104,076,333
Mutual Funds	1,087,844,332	—	—	1,087,844,332
Total Investments, at fair value	$1,191,920,665	$—	$—	$1,191,920,665

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$85,057,764	$(85,057,764)	$—	$—	$2,002,044	$(2,475,317)	$—
Voya Emerging Markets Index Portfolio - Class P2	88,577,773	13,939,231	(126,783,159)	24,266,155	—	—	(21,507,512)	—
Voya International Index Portfolio - Class P2	175,734,718	1,287,529	(182,755,184)	5,732,937	—	—	8,707,505	—
Voya Russell Large Cap Growth Index - Class I	—	20,051,813	(20,051,813)	—	—	—	1,602,428	—
Voya Russell Mid Cap Index Portfolio - Class P2	37,901,133	5,672,099	(53,699,396)	10,126,164	—	—	(7,111,076)	—
Voya Russell Small Cap Index Portfolio - Class P2	56,423,162	1,287,378	(74,160,405)	16,449,865	—	—	(12,926,463)	—
Voya U.S. Bond Index Portfolio - Class I	—	37,140,941	(25,777,884)	242,098	11,605,155	284,346	(1,159,361)	—
Voya U.S. Bond Index Portfolio - Class P2	53,263,945	858,095	(58,715,988)	4,593,948	—	197,844	(3,176,100)	—
Voya U.S. Stock Index Portfolio - Class P2	489,895,621	9,885,648	(559,240,361)	59,459,092	—	—	(29,037,762)	—
Voya VACS Index Series EM Portfolio	—	113,011,856	(46,348,427)	3,781,630	70,445,059	—	666,084	—
Voya VACS Index Series I Portfolio	—	270,473,305	(13,692,345)	22,851,879	279,632,839	—	173,713	—
Voya VACS Index Series MC Portfolio	—	58,423,906	(3,497,828)	5,198,017	60,124,095	—	(17,221)	—
Voya VACS Index Series S Portfolio	—	573,979,442	(73,438,250)	91,252,071	591,793,263	—	6,033,607	—
Voya VACS Index Series SC Portfolio	—	73,036,099	(5,968,667)	7,176,489	74,243,921	—	72,455	—
WisdomTree Voya Yield Enhanced USD Universal Bond Fund	—	93,022,130	(35,977,400)	(11,613)	57,033,117	1,927,532	(573,893)	—
	$901,796,352	$1,357,127,236	$(1,365,164,871)	$251,118,732	$1,144,877,449	$4,411,766	$(60,728,913)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

69

Voya Index Solution 2045 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(3,904,923)
Interest rate contracts	(2,215,993)
Total	$(6,120,916)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(858,117)
Interest rate contracts	538,734
Total	$(319,383)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,058,820,518.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$133,111,759
Gross Unrealized Depreciation	(11,613)
Net Unrealized Appreciation	$133,100,146

See Accompanying Notes to Financial Statements

70

Voya Index Solution 2050 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.8%
245,518	Vanguard Long-Term Treasury ETF	$15,106,723	2.0
564,727 (1)	WisdomTree Voya Yield Enhanced USD Universal Bond Fund	27,931,397	3.8

	Total Exchange-Traded Funds (Cost $41,619,269)	43,038,120	5.8
MUTUAL FUNDS: 94.1%
	Affiliated Investment Companies: 94.1%
796,888	Voya U.S. Bond Index Portfolio - Class I	7,355,278	1.0
3,964,907 (2)	Voya VACS Index Series EM Portfolio	43,772,573	5.9
16,059,459 (2)	Voya VACS Index Series I Portfolio	175,048,103	23.4
4,139,090 (2)	Voya VACS Index Series MC Portfolio	45,033,302	6.0
32,377,430 (2)	Voya VACS Index Series S Portfolio	384,643,874	51.5
4,286,661 (2)	Voya VACS Index Series SC Portfolio	47,196,139	6.3

	Total Mutual Funds (Cost $619,444,344)	703,049,269	94.1
	Total Long-Term Investments (Cost $661,063,613)	746,087,389	99.9
	Total Investments in Securities (Cost $661,063,613)	$746,087,389	99.9
	Assets in Excess of Other Liabilities	630,291	0.1
	Net Assets	$746,717,680	100.0

(1)	Investment in affiliate.

(2)	Non-income producing security.

See Accompanying Notes to Financial Statements

71

Voya Index Solution 2050 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$43,038,120	$—	$—	$43,038,120
Mutual Funds	703,049,269	—	—	703,049,269
Total Investments, at fair value	$746,087,389	$—	$—	$746,087,389

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$50,775,238	$(50,775,238)	$—	$—	$1,195,887	$(1,477,457)	$—
Voya Emerging Markets Index Portfolio - Class P2	51,543,094	9,179,093	(74,073,459)	13,351,272	—	—	(11,760,613)	—
Voya International Index Portfolio - Class P2	102,293,212	1,185,351	(107,580,638)	4,102,075	—	—	4,310,944	—
Voya Russell Large Cap Growth Index - Class I	—	11,945,795	(11,945,795)	—	—	—	946,880	—
Voya Russell Mid Cap Index Portfolio - Class P2	27,498,215	3,580,722	(36,990,201)	5,911,264	—	—	(3,732,282)	—
Voya Russell Small Cap Index Portfolio - Class P2	32,726,183	876,466	(43,076,934)	9,474,285	—	—	(7,421,883)	—
Voya U.S. Bond Index Portfolio - Class I	—	24,163,344	(16,961,811)	153,745	7,355,278	193,016	(692,201)	—
Voya U.S. Bond Index Portfolio - Class P2	19,793,920	553,785	(21,475,907)	1,128,202	—	67,630	(611,573)	—
Voya U.S. Stock Index Portfolio - Class P2	292,430,935	7,274,911	(339,120,211)	39,414,365	—	—	(21,173,018)	—
Voya VACS Index Series EM Portfolio	—	69,520,020	(28,072,064)	2,324,617	43,772,573	—	406,267	—
Voya VACS Index Series I Portfolio	—	168,516,203	(7,693,390)	14,225,290	175,048,103	—	123,892	—
Voya VACS Index Series MC Portfolio	—	43,310,052	(2,178,223)	3,901,473	45,033,302	—	(3,171)	—
Voya VACS Index Series S Portfolio	—	365,137,411	(38,819,115)	58,325,578	384,643,874	—	3,585,577	—
Voya VACS Index Series SC Portfolio	—	45,809,455	(3,287,538)	4,674,222	47,196,139	—	42,008	—
WisdomTree Voya Yield Enhanced USD Universal Bond Fund	—	39,863,759	(11,980,000)	47,638	27,931,397	891,487	(79,163)	—
	$526,285,559	$841,691,605	$(794,030,524)	$157,034,026	$730,980,666	$2,348,020	$(37,535,793)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

See Accompanying Notes to Financial Statements

72

Voya Index Solution 2050 Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,303,818)
Interest rate contracts	(1,344,435)
Total	$(3,648,253)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(513,060)
Interest rate contracts	309,975
Total	$(203,085)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $661,362,767.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$84,724,622
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$84,724,622

See Accompanying Notes to Financial Statements

73

Voya Index Solution 2055 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.8%
251,382	Vanguard Long-Term Treasury ETF	$15,467,534	2.0
437,713 (1)	WisdomTree Voya
	Yield Enhanced USD Universal Bond Fund	21,649,285	2.8

	Total Exchange-Traded Funds
	(Cost $35,757,212)	37,116,819	4.8
MUTUAL FUNDS: 95.1%
	Affiliated Investment Companies: 95.1%
827,997	Voya U.S. Bond Index Portfolio - Class I	7,642,412	1.0
4,782,672 (2)	Voya VACS Index Series EM Portfolio	52,800,702	6.9
16,498,852 (2)	Voya VACS Index Series I Portfolio	179,837,491	23.4
4,260,572 (2)	Voya VACS Index Series MC Portfolio	46,355,022	6.0
33,264,418 (2)	Voya VACS Index Series S Portfolio	395,181,288	51.5
4,349,745 (2)	Voya VACS Index Series SC Portfolio	47,890,692	6.3

	Total Mutual Funds (Cost $643,385,419)	729,707,607	95.1
	Total Long-Term Investments
	(Cost $679,142,631)	766,824,426	99.9
	Total Investments in Securities
	(Cost $679,142,631)	$766,824,426	99.9
	Assets in Excess of Other Liabilities	549,753	0.1
	Net Assets	$767,374,179	100.0

(1)	Investment in affiliate.

(2)	Non-income producing security.

See Accompanying Notes to Financial Statements

74

Voya Index Solution 2055 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$37,116,819	$—	$—	$37,116,819
Mutual Funds	729,707,607	—	—	729,707,607
Total Investments, at fair value	$766,824,426	$—	$—	$766,824,426

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$52,099,987	$(52,099,987)	$—	$—	$1,226,190	$(1,515,112)	$—
Voya Emerging Markets Index Portfolio - Class P2	52,778,273	9,289,121	(75,520,326)	13,452,932	—	—	(11,823,243)	—
Voya International Index Portfolio -Class P2	104,804,193	1,194,681	(109,965,601)	3,966,727	—	—	4,635,438	—
Voya Russell Large Cap Growth Index - Class I	—	12,238,585	(12,238,585)	—	—	—	970,041	—
Voya Russell Mid Cap Index Portfolio - Class P2	28,171,038	3,648,952	(36,904,728)	5,084,738	—	—	(2,859,336)	—
Voya Russell Small Cap Index Portfolio - Class P2	33,542,119	868,697	(44,132,787)	9,721,971	—	—	(7,625,847)	—
Voya U.S. Bond Index Portfolio -Class I	—	23,979,093	(16,496,770)	160,089	7,642,412	195,178	(695,478)	—
Voya U.S. Bond Index Portfolio -Class P2	14,545,609	468,557	(15,714,059)	699,893	—	47,425	(324,776)	—
Voya U.S. Stock Index Portfolio -Class P2	305,202,639	7,394,200	(352,189,761)	39,592,922	—	—	(20,603,698)	—
Voya VACS Index Series EM Portfolio	—	72,029,173	(22,046,205)	2,817,734	52,800,702	—	323,844	—
Voya VACS Index Series I Portfolio	—	171,763,279	(6,548,301)	14,622,513	179,837,491	—	106,562	—
Voya VACS Index Series MC Portfolio	—	44,219,799	(1,880,447)	4,015,670	46,355,022	—	(2,702)	—
Voya VACS Index Series S Portfolio	—	378,178,348	(42,989,808)	59,992,748	395,181,288	—	3,594,032	—
Voya VACS Index Series SC Portfolio	—	46,291,337	(3,114,079)	4,713,434	47,890,692	—	47,549	—
WisdomTree Voya Yield Enhanced USD Universal Bond Fund	—	27,759,208	(6,066,450)	(43,473)	21,649,285	717,585	(40,087)	—
	$539,043,871	$851,423,017	$(797,907,894)	$158,797,898	$751,356,892	$2,186,378	$(35,812,813)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

75

Voya Index Solution 2055 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,374,444)
Interest rate contracts	(1,370,839)
Total	$(3,745,283)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(523,433)
Interest rate contracts	317,671
Total	$(205,762)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $679,349,119.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$87,518,780
Gross Unrealized Depreciation	(43,473)
Net Unrealized Appreciation	$87,475,307

See Accompanying Notes to Financial Statements

76

Voya Index Solution 2060 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.7%
143,096	Vanguard Long-Term Treasury ETF	$8,804,697	2.0
245,928 (1)	WisdomTree Voya Yield Enhanced USD Universal Bond Fund	12,163,599	2.7

	Total Exchange-Traded Funds
	(Cost $20,119,660)	20,968,296	4.7
MUTUAL FUNDS: 95.2%
	Affiliated Investment Companies: 95.2%
495,001	Voya U.S. Bond Index Portfolio - Class I	4,568,859	1.0
2,744,103 (2)	Voya VACS Index Series EM Portfolio	30,294,898	6.9
9,491,666 (2)	Voya VACS Index Series I Portfolio	103,459,162	23.4
2,450,868 (2)	Voya VACS Index Series MC Portfolio	26,665,442	6.1
19,130,913 (2)	Voya VACS Index Series S Portfolio	227,275,242	51.5
2,539,008 (2)	Voya VACS Index Series SC Portfolio	27,954,483	6.3

	Total Mutual Funds (Cost $371,370,532)	420,218,086	95.2
	Total Long-Term Investments
	(Cost $391,490,192)	441,186,382	99.9
	Total Investments in Securities
	(Cost $391,490,192)	$441,186,382	99.9
	Assets in Excess of Other Liabilities	335,028	0.1
	Net Assets	$441,521,410	100.0

(1)	Investment in affiliate.

(2)	Non-income producing security.

See Accompanying Notes to Financial Statements

77

Voya Index Solution 2060 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$20,968,296	$—	$—	$20,968,296
Mutual Funds	420,218,086	—	—	420,218,086
Total Investments, at fair value	$441,186,382	$—	$—	$441,186,382

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$28,612,225	$(28,612,225)	$—	$—	$674,934	$(832,467)	$—
Voya Emerging Markets Index Portfolio - Class P2	28,013,572	5,602,794	(40,136,652)	6,520,286	—	—	(5,660,608)	—
Voya International Index Portfolio -Class P2	55,696,031	970,611	(60,391,921)	3,725,279	—	—	857,882	—
Voya Russell Large Cap Growth Index - Class I	—	6,699,514	(6,699,514)	—	—	—	526,301	—
Voya Russell Mid Cap Index Portfolio - Class P2	14,965,333	1,979,786	(19,931,110)	2,985,991	—	—	(1,799,424)	—
Voya Russell Small Cap Index Portfolio - Class P2	17,980,589	355,712	(23,018,521)	4,682,220	—	—	(3,563,294)	—
Voya U.S. Bond Index Portfolio -Class I	—	14,037,435	(9,561,831)	93,255	4,568,859	106,712	(410,676)	—
Voya U.S. Bond Index Portfolio -Class P2	4,734,563	365,438	(5,223,721)	123,720	—	18,776	(1,338)	—
Voya U.S. Stock Index Portfolio -Class P2	164,235,736	3,760,868	(192,510,638)	24,514,034	—	—	(14,295,585)	—
Voya VACS Index Series EM Portfolio	—	41,106,939	(12,418,905)	1,606,864	30,294,898	—	170,689	—
Voya VACS Index Series I Portfolio	—	101,265,601	(6,112,962)	8,306,523	103,459,162	—	94,500	—
Voya VACS Index Series MC Portfolio	—	25,223,646	(876,474)	2,318,270	26,665,442	—	(5,282)	—
Voya VACS Index Series S Portfolio	—	218,170,503	(24,633,005)	33,737,744	227,275,242	—	1,982,619	—
Voya VACS Index Series SC Portfolio	—	26,888,292	(1,718,708)	2,784,899	27,954,483	—	25,754	—
WisdomTree Voya Yield Enhanced USD Universal Bond Fund	—	17,088,364	(4,975,875)	51,110	12,163,599	337,755	(84,356)	—
	$285,625,824	$492,127,728	$(436,822,062)	$91,450,195	$432,381,685	$1,138,177	$(22,995,285)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

78

Voya Index Solution 2060 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,284,484)
Interest rate contracts	(761,044)
Total	$(2,045,528)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(279,530)
Interest rate contracts	165,469
Total	$(114,061)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $391,597,523.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$49,588,859
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$49,588,859

See Accompanying Notes to Financial Statements

79

Voya Index Solution 2065 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 3.1%
23,765	Vanguard Long-Term Treasury ETF	$1,462,260	1.6
27,232 (1)	WisdomTree Voya Yield Enhanced USD Universal Bond Fund	1,346,895	1.5

	Total Exchange-Traded Funds
	(Cost $2,664,897)	2,809,155	3.1
MUTUAL FUNDS: 96.7%
	Affiliated Investment Companies: 96.7%
108,191	Voya U.S. Bond Index Portfolio - Class I	998,598	1.1
472,410 (2)	Voya VACS Index Series EM Portfolio	5,215,406	5.8
2,025,443 (2)	Voya VACS Index Series I Portfolio	22,077,330	24.5
514,368 (2)	Voya VACS Index Series MC Portfolio	5,596,323	6.2
4,007,451 (2)	Voya VACS Index Series S Portfolio	47,608,520	52.7
522,399 (2)	Voya VACS Index Series SC Portfolio	5,751,614	6.4

	Total Mutual Funds (Cost $77,879,500)	87,247,791	96.7
	Total Long-Term Investments
	(Cost $80,544,397)	90,056,946	99.8
	Total Investments in Securities
	(Cost $80,544,397)	$90,056,946	99.8
	Assets in Excess of Other Liabilities	164,925	0.2
	Net Assets	$90,221,871	100.0

(1)	Investment in affiliate.

(2)	Non-income producing security.

See Accompanying Notes to Financial Statements

80

Voya Index Solution 2065 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,809,155	$—	$—	$2,809,155
Mutual Funds	87,247,791	—	—	87,247,791
Total Investments, at fair value	$90,056,946	$—	$—	$90,056,946

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$4,678,485	$(4,678,485)	$—	$—	$112,347	$(137,653)	$—
Voya Emerging Markets Index Portfolio - Class P2	4,092,462	1,296,003	(5,920,576)	532,111	—	—	(415,057)	—
Voya International Index Portfolio -Class P2	8,117,363	602,207	(9,113,641)	394,071	—	—	274,531	—
Voya Russell Large Cap Growth Index - Class I	—	1,080,661	(1,080,661)	—	—	—	80,848	—
Voya Russell Mid Cap Index Portfolio - Class P2	2,170,638	385,041	(2,834,812)	279,133	—	—	(105,333)	—
Voya Russell Small Cap Index Portfolio - Class P2	3,436,999	145,926	(4,098,604)	515,679	—	—	(299,074)	—
Voya U.S. Bond Index Portfolio -Class I	—	3,235,200	(2,255,896)	19,294	998,598	21,920	(86,997)	—
Voya U.S. Bond Index Portfolio -Class P2	698,362	185,507	(901,667)	17,798	—	2,680	(886)	—
Voya U.S. Stock Index Portfolio -Class P2	22,340,023	1,025,510	(26,646,544)	3,281,011	—	—	(1,881,061)	—
Voya VACS Index Series EM Portfolio	—	8,063,873	(3,107,027)	258,560	5,215,406	—	12,053	—
Voya VACS Index Series I Portfolio	—	21,236,224	(862,980)	1,704,086	22,077,330	—	3,764	—
Voya VACS Index Series MC Portfolio	—	5,329,503	(242,076)	508,896	5,596,323	—	(1,770)	—
Voya VACS Index Series S Portfolio	—	45,322,601	(4,007,085)	6,293,004	47,608,520	—	201,967	—
Voya VACS Index Series SC Portfolio	—	6,717,003	(1,549,840)	584,451	5,751,614	—	(55,634)	—
WisdomTree Voya Yield Enhanced USD Universal Bond Fund	—	1,875,391	(530,000)	1,504	1,346,895	40,282	(11,918)	—
	$40,855,847	$101,179,135	$(67,829,894)	$14,389,598	$88,594,686	$177,229	$(2,422,220)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

81

Voya Index Solution 2065 Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $80,624,356.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$9,432,590
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$9,432,590

See Accompanying Notes to Financial Statements

82

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2023 were as follows:

		Per Share
Fund Name	Type	Amount
Voya Index Solution Income Portfolio
Class ADV	NII	$0.1854
Class I	NII	$0.2422
Class S	NII	$0.2145
Class S2	NII	$0.2059
Class Z	NII	$0.2645
All Classes	LTCG	$0.1503

Voya Index Solution 2025 Portfolio
Class ADV	NII	$0.1762
Class I	NII	$0.2344
Class S	NII	$0.2066
Class S2	NII	$0.1958
Class Z	NII	$0.2556
All Classes	LTCG	$0.3392

Voya Index Solution 2030 Portfolio
Class ADV	NII	$0.2742
Class I	NII	$0.3527
Class S	NII	$0.3199
Class S2	NII	$0.3033
Class Z	NII	$0.3484
All Classes	LTCG	$0.7598

Voya Index Solution 2035 Portfolio
Class ADV	NII	$0.1595
Class I	NII	$0.2182
Class S	NII	$0.1910
Class S2	NII	$0.1813
Class Z	NII	$0.2386
All Classes	LTCG	$0.6814

Voya Index Solution 2040 Portfolio
Class ADV	NII	$0.2359
Class I	NII	$0.3139
Class S	NII	$0.2739
Class S2	NII	$0.2614
Class Z	NII	$0.3451
All Classes	LTCG	$1.0723

NII - Net investment income

LTCG - Long-term capital gain

		Per Share
Fund Name	Type	Amount
Voya Index Solution 2045 Portfolio
Class ADV	NII	$0.1597
Class I	NII	$0.2216
Class S	NII	$0.1918
Class S2	NII	$0.1829
Class Z	NII	$0.2433
All Classes	LTCG	$0.8909

Voya Index Solution 2050 Portfolio
Class ADV	NII	$0.2129
Class I	NII	$0.2951
Class S	NII	$0.2540
Class S2	NII	$0.2353
Class Z	NII	$0.3264
All Classes	LTCG	$1.1680

Voya Index Solution 2055 Portfolio
Class ADV	NII	$0.2221
Class I	NII	$0.3002
Class S	NII	$0.2637
Class S2	NII	$0.2499
Class Z	NII	$0.3283
All Classes	LTCG	$1.0182

Voya Index Solution 2060 Portfolio
Class ADV	NII	$0.1511
Class I	NII	$0.2101
Class S	NII	$0.1786
Class S2	NII	$0.1674
Class Z	NII	$0.2323
All Classes	LTCG	$0.7991

Of the ordinary distributions made during the year ended December 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Index Solution Income Portfolio	14.74%
Voya Index Solution 2025 Portfolio	25.47%
Voya Index Solution 2030 Portfolio	28.85%
Voya Index Solution 2035 Portfolio	35.93%
Voya Index Solution 2040 Portfolio	40.25%
Voya Index Solution 2045 Portfolio	44.88%
Voya Index Solution 2050 Portfolio	46.27%
Voya Index Solution 2055 Portfolio	44.04%
Voya Index Solution 2060 Portfolio	49.71%
Voya Index Solution 2065 Portfolio	57.10%

83

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Index Solution Income Portfolio	$10,745,357
Voya Index Solution 2025 Portfolio	35,116,825
Voya Index Solution 2030 Portfolio	41,890,820
Voya Index Solution 2035 Portfolio	84,352,997
Voya Index Solution 2040 Portfolio	51,816,311
Voya Index Solution 2045 Portfolio	79,771,884
Voya Index Solution 2050 Portfolio	43,592,148
Voya Index Solution 2055 Portfolio	42,669,924
Voya Index Solution 2060 Portfolio	21,592,009

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2023:

			Portion of Ordinary Income
	Creditable Foreign	Per Share	Derived from Foreign
	Taxes Paid	Amount	Sourced Income*
Voya Index Solution Income Portfolio	$169,017	$0.0024	3.64%
Voya Index Solution 2025 Portfolio	390,950	0.0037	7.60%
Voya Index Solution 2030 Portfolio	353,989	0.0060	10.30%
Voya Index Solution 2035 Portfolio	732,001	0.0054	17.10%
Voya Index Solution 2040 Portfolio	432,098	0.0080	25.18%
Voya Index Solution 2045 Portfolio	628,938	0.0063	39.81%
Voya Index Solution 2050 Portfolio	375,685	0.0089	53.09%
Voya Index Solution 2055 Portfolio	385,205	0.0082	57.30%
Voya Index Solution 2060 Portfolio	212,029	0.0068	59.45%
Voya Index Solution 2065 Portfolio	35,294	0.0046	55.97%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

84

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 262-3862.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors(3):

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Director	January 2020 – Present November 2007 –Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020. – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	November 1997 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	October 2015 – Present	Retired.	138	None.

(1)

Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed In- dependent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Oppor- tunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex

85

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Director of the Board.

86

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present

Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management

(March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya family of funds and Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present

Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior

Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

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Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

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Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

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BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2023, the Board of Directors (“Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio, and Voya Index Solution 2065 Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub- Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Directors also held meetings outside the presence of representatives of the Manager and Sub- Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub- advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the

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Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub- advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager proposed any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to

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their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub- Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub- Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya- affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November

14, 2023, and/or November 16, 2023 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Index Solution Income Portfolio

In considering whether to approve the renewal of the Contracts for Voya Index Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the year-to-date and five-year periods, the third quintile for the three-year period, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to- date and ten-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

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Voya Index Solution 2025 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Index Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, five-year and ten-year periods, and the third quintile for the one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

Voya Index Solution 2030 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Index Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, five-year and ten-year periods, and the third quintile for the one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

Voya Index Solution 2035 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Index Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the three-year, five-year and ten-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods, and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive

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of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

Voya Index Solution 2040 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Index Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and five-year periods, the third quintile for the three-year and ten-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods, and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

Voya Index Solution 2045 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Index Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, five-year and ten-year periods and the third quintile for the one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

Voya Index Solution 2050 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Index Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, and the third quintile for the one-year, three-year, five-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2)

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the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

Voya Index Solution 2055 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Index Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, and the third quintile for the one-year, three-year, five-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

Voya Index Solution 2060 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Index Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, and the third quintile for the one-year, three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

Voya Index Solution 2065 Portfolio

In considering whether to approve the renewal of the Contracts for Voya Index Solution 2065 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to- date period and the third quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for the year-to-date period and underperformed for the one-year period.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net

95

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) ) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2024.

96

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-VINDSOL (1223)

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal year ended December 31, 2023 and December 31, 2022.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $795,850 for the year ended December 31, 2023 and $710,600 for the year ended December 31, 2022.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of each respective registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2023 and $0 for the year ended December 31, 2022.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $169,842 for the year ended December 31, 2023 and $163,811 for the year ended December 31, 2022. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2023 and $0 for the year ended December 31, 2022.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 17, 2022

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2023 to December 31, 2023

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended December 31, 2023 and December 31, 2022; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2023	2022
Voya Partners, Inc.	$169,842	$163,811
Voya Investments, LLC (1)	$17,183,452	$12,831,317

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Partners, Inc.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2024

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2024